As filed with the U.S. Securities and Exchange Commission on April 23, 2013
Registration No. 333-85284

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

SEC File No 811-4834

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST EFFECTIVE AMENDMENT NO. 15 [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 46 [X]

John Hancock Life Insurance Company (U.S.A.) Separate Account A

(Exact Name of Registrant)

John Hancock Life Insurance Company (U.S.A.)

(Name of Depositor)

197 Clarendon Street
Boston, MA 02116

(Complete address of depositor’s principal executive offices)

Depositor’s Telephone Number: 617-572-6000

JAMES C. HOODLET
John Hancock Life Insurance Company (U.S.A.)
U.S. INSURANCE LAW
JOHN HANCOCK PLACE
BOSTON, MA 02117

(Name and complete address of agent for service)

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X ] on April 29, 2013 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485
[ ] on (date) pursuant to paragraph (a) (1) of Rule 485

If appropriate check the following box

[ ] this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

Prospectus dated April 29, 2013

for interests in

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Interests are made available under

VUL ACCUMULATOR

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)

500 Index B
Active Bond
All Cap Core
All Cap Value
Alpha Opportunities
American Asset Allocation
American Global Growth
American Growth
American Growth-Income
American International
American New World
Blue Chip Growth
Bond
Capital Appreciation
Capital Appreciation Value
Core Allocation Plus
Core Bond
Core Strategy
Disciplined Diversification
Emerging Markets Value
Equity-Income
Financial Services
Franklin Templeton Founding Allocation
Fundamental All Cap Core
Fundamental Holdings
Fundamental Large Cap Value
Fundamental Value
Global
Global Bond
Global Diversification
Health Sciences
High Yield
International Core
International Equity Index B
International Growth Stock
International Opportunities
International Small Company
International Value
Investment Quality Bond
Lifestyle Aggressive
Lifestyle Balanced
Lifestyle Conservative
Lifestyle Growth
Lifestyle Moderate
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market
Natural Resources
PIMCO VIT All Asset
Real Estate Securities
Real Return Bond
Science & Technology
Short Term Government Income
Small Cap Growth
Small Cap Index
Small Cap Opportunities
Small Cap Value
Small Company Value
Smaller Company Growth
Strategic Income Opportunities
Total Return
Total Stock Market Index
Ultra Short Term Bond
U.S. Equity
Utilities
Value

* * * * * * * * * * * *

Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Accumulator II 4/2013

The purpose of this variable life insurance policy is to provide insurance protection for the beneficiary named therein. No claim is made that this variable life insurance policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

Examine this prospectus carefully. The Policy Summary will briefly describe the policy. More detailed information will be found further in the prospectus. You should rely on the information contained in this prospectus, the portfolio prospectuses, and the corresponding Statements of Additional Information, which contains the audited financial statements for JHUSA and Separate Account A. The portfolio prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the investment options. In the case of any of the portfolios that are operated as “feeder funds,” the prospectus for the corresponding “master fund” is also provided. We have not authorized anyone to provide you with information that is different from the information contained in the aforementioned documents.

SUMMARY OF BENEFITS AND RISKS

Benefits

Some of the benefits of purchasing the policy are described below.

Death Benefit Protection. This prospectus describes a flexible premium variable life insurance policy, which provides for a death benefit payable to the beneficiary of the policy upon the death of the Life Insured. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if death benefit protection is not one of your financial planning objectives, as there are additional costs and expenses in providing the insurance.

Access To Your Policy Values. Your variable life insurance policy offers access to your Policy Value through policy loans, policy surrenders and partial withdrawals. There are limitations to partial withdrawals, details of which may be found in this prospectus under “Policy Surrender and Partial Withdrawals.” Policy loans permanently affect the Policy Value, and may also result in adverse tax consequences.

Tax Deferred Accumulation. Variable life insurance has several tax advantages under current tax laws. For example, Policy Value accumulates on a tax-deferred basis and a transfer of values from one sub-account to another within the policy does not generate a taxable gain or loss. Any investment income and realized capital gains within a sub-account or interest from the Fixed Account are automatically reinvested without current income taxation to the policy owner.

Investment Options. In addition to the Fixed Account, the policy provides for access to a number of variable investment options, which permit you to reallocate your Policy Value to meet your changing personal objectives, goals, and investment conditions. Information regarding each investment option may be found in the portfolio prospectuses.

Flexibility. The policy is a flexible premium variable life insurance policy in which varying premium payments are permitted. You may select death benefit options, and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment choices within your policy.

Risks

Some of the risks of purchasing the policy are described below.

Fluctuating Investment Performance. Policy Values invested in a sub-account are not guaranteed. Policy Values will increase and decrease according to investment performance. You assume the investment risk of Policy Value allocated to the sub-accounts. A comprehensive discussion of each sub-account’s objective and risk is found in the portfolio prospectuses. You should review the prospectuses carefully before allocating Policy Value to any sub-accounts.

Unsuitable for Short-Term Investment. The policy is intended for long-term financial planning, and is unsuitable for short-term goals. The policy is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient premiums must be paid to keep the policy in force. There is a risk of lapse if the Policy Value is too low in relation to the insurance amount, if investment results are less favorable than anticipated or if extensive policy loans are taken, unless the policy is covered by the No-Lapse Guarantee. A policy lapse could have adverse tax consequences since the amount received (including any loans) less the investment in the policy may be treated as ordinary income subject to tax. Withdrawals reduce your Policy Value and increase the risk of lapse.

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Decreasing Death Benefit. Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy’s death benefit.

Adverse Consequences of Early Surrender. Surrender charges will be assessed if you surrender your policy in the first 10-15 years (depending upon the age of the Life Insured) from the purchase of the policy or an increase in Face Amount. Depending on the Policy Value at the time of surrender, there may be little or no Net Cash Surrender Value paid to you when the policy is surrendered.

Adverse Tax Consequences. You should always consult a tax adviser about the application of federal and state tax law to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change.

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FEE TABLES

The following tables describe the fees and expenses (on a guaranteed basis) that you will pay when buying, owning, and surrendering the policy. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places, as required by the prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer cash value between investment options.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Premium Charge	Upon receipt of premium	7.5% of each premium paid during the first 10 Policy Years*
8.5% of each premium paid during the first 10 Policy Years if the Cash Value Enhancement Rider is elected**
3.25% of each premium paid during the first 10 Policy Years if the Cash Value Enhancement Plus Rider is elected***
Surrender Charge	Upon withdrawal, surrender or policy lapse	The maximum surrender charge per $1000 of Face Amount is $44.17**** A surrender charge is assessed during the first 10-15 years following the Policy Date or the effective date of a Face Amount increase and is based upon the Face Amount of the policy.
Transfer Fees	Upon transfer	$25 (only applies to transfers in excess of 12 in a Policy Year)
Dollar Cost Averaging	Upon transfer	Guaranteed $5.00
Current $0.00
Asset Allocation Balancer	Upon transfer	Guaranteed $15.00
Current $0.00

* 5% thereafter.

** 5.5% thereafter.

*** 2.25% thereafter

**** If the policy is issued with a Cash Value Enhancement Rider, the surrender charge calculated as described above is reduced by 90% for a surrender or lapse occurring in the first Policy Year, 80% in the second Policy Year, 60% in the third Policy Year, 40% in the fourth Policy Year and 20% in the fifth Policy Year. If the policy is issued with a Cash Value Enhancement Plus Rider, there is no surrender charge.

The next table describes the fees and expenses (on a guaranteed basis) that you will pay periodically during the time that you own the policy. These fees and expenses do not include the fees and expenses of the portfolios which are the underlying variable investment options for your policy.

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Charges Other Than Those of the Portfolios
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance*	Monthly	Minimum and Maximum Charge	The possible range of the Cost of Insurance is from $0.00 to $83.33 per $1,000 of the net amount at risk.
		Charge for a Representative Policy Owner (a 35 year old preferred non-smoking male)	$0.01 per $1,000 of the net amount at risk
Asset Based Risk Charge (contracts with no Cash Value Enhancement Rider)	Monthly	Guaranteed	0.03%
		Current	0%
Asset Based Risk Charge (contracts with Cash Value Enhancement Rider)	Monthly	Guaranteed	0.03%
		Current	0%
Asset Based Risk Charge (contracts with Cash Value Enhancement Plus Rider)	Monthly	Guaranteed First 15 Policy Years	0.11%
		Guaranteed Policy Years 16 and After	0.05%
		Current First 15 Policy Years	0.08%
		Current Policy Years 16 and After	0.02%
Face Amount Charge Death Benefit Option 1	Monthly	Maximum	$1.18 per $1000 of Face Amount
		Minimum	$0.08 per $1000 of Face Amount
		Charge for a Representative Policy Owner (a 35 year old preferred non-smoking male)	$0.11 per $1,000 of Face Amount
Face Amount Charge Death Benefit Option 2	Monthly	Maximum	$0.83 per $1000 of Face Amount
		Minimum	$0.04 per $1000 of Face Amount
		Charge for a Representative Policy Owner (a 35 year old preferred non-smoking male)	$0.11 per $1,000 of Face Amount
Administration Charge	Monthly		$40 per Policy Month**
Optional Term Rider*	Monthly	Minimum and Maximum Charge	The possible range of the Cost of Insurance is from $0.00 to $83.33 per $1,000 of the net amount at risk.
		Charge for a Representative Policy Owner (a 35 year old preferred non-smoking male)	$0.08 per $1,000 of the net amount at risk
Optional Return of Premium Death Benefit Rider	Monthly	Minimum and Maximum Charge	The possible range of the cost of insurance is from $0.00 to 83.33 per $1,000 of the net amount at risk.
		Charge for a Representative Policy Owner(a 35 year old preferred non-smoking male)	$0.012 per $1,000 of the net amount at risk
Loan Interest Rate (Net)	Annually	1.25%***
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*	The cost of insurance varies based on individual characteristics and the charges shown in the table may not be representative of the charge a particular policy owner will pay. Information regarding your individual cost of insurance charges may be found in your policy.
**	First 5 Policy Years. $20 per Policy Month thereafter.
***	First 10 Policy Years. 0% Policy Years 11 and after on a current basis (0.50% Policy Years 11 and after on a guaranteed basis).

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.54%	1.63%

1 Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.30% and 1.54%, respectively.

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Table of Investment Options and Investment Subadvisers

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the PIMCO VIT All Asset portfolio) and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolios.

The JHVIT and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International, American New World, Fundamental Holdings and Global Diversification portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International, and American New World portfolios operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies are as described in the following table:

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Portfolio	Portfolio Manager	Investment Objective
500 Index B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	Declaration Management & Research LLC; and John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments. The portfolio seeks to invest its assets in debt securities and instruments with an average duration of between 4 to 6 years; however, there is no limit on the portfolio’s average maturity.
All Cap Core	QS Investors, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks and other equity securities within all asset classes (small, medium and large-capitalization) of those included in the Russell 3000 Index.*
All Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio primarily purchases equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued.
Alpha Opportunities	Wellington Management Company, LLP	To seek long-term total return. The portfolio employs a “multiple sleeve structure,” which means the portfolio has several components that are managed separately in different styles. The portfolio seeks to obtain its objective by combining these different component styles in a single portfolio.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term. The portfolio invests all of its assets in Class 1 shares of its master fund, the Asset Allocation Fund, a series of the American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Global Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies located around the world that the adviser believes have potential for growth.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The master fund may also invest a portion of its assets in common stocks and other securities of issuers domiciled outside the U.S.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital and income. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth-Income Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks or other securities that the master fund’s adviser believes demonstrate the potential for appreciation and/or dividends. Although the master fund focuses on investments in medium-to large-capitalization companies, the master fund’s investments are not limited to a particular capitalization size.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the International Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies domiciled outside the U.S., including companies domiciled in developing countries, that the adviser believes have the potential for growth. Although the master fund focuses on investments in medium-to large-capitalization companies, the master fund’s investments are not limited to a particular capitalization size.
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Portfolio	Portfolio Manager	Investment Objective
American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek long-term capital appreciation. The portfolio invests all of its assets in Class 1 shares of its master fund, the New World Fund, a series of the American Funds Insurance Series. The master fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that the adviser believes have potential of providing capital appreciation. The master fund may also invest in companies without regard to market capitalization, including companies with small market capitalizations.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large- and medium-sized blue chip growth companies.
Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments.
Capital Appreciation	Jennison Associates LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that, at the time of investment, that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium- to large-capitalization companies.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, bank loans (which represent an interest in amounts owed by a borrower to a syndicate of lenders), foreign securities, futures and options. The portfolio may invest up to 20% of its total assets in foreign securities.
Core Allocation Plus	Wellington Management Company, LLP	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed-income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed-income securities, which may include investment-grade and below investment-grade debt securities with maturities that range from short to longer term, and equity securities based upon the subadviser’s targeted asset mix, which may change over time. Under normal market conditions, the targeted asset mix may range between 75%-50% equity instruments and 50%-25% fixed-income instruments and will generally reflect the subadviser’s long-term, strategic asset allocation analysis.
Core Bond	Wells Capital Management, Incorporated	To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.
Core Strategy	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in other portfolios of JHVIT and other investment companies (including exchange traded funds) as well as other types of investments. The portfolio invests approximately 70% of its total assets in equity securities and underlying funds that invest primarily in equity securities, and approximately 30% of its total assets in fixed-income securities and underlying funds that invest primarily in fixed-income securities.
Disciplined Diversification	Dimensional Fund Advisors LP	To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:
Target Allocation Range of Allocation
Equity Securities: 70% 65% – 75%
Fixed-Income Securities: 30% 25% – 35%
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Portfolio	Portfolio Manager	Investment Objective
Emerging Markets Value	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the subadviser.
Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.
Financial Services	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services, and the portfolio invests primarily in common stocks of financial services companies.
Franklin Templeton Founding Allocation	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. The portfolio invests in other funds and in other investment companies, as well as other types of investments. The portfolio currently invests primarily in three underlying funds: Global Fund, Income Fund and Mutual Shares Fund.
Fundamental All Cap Core	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. Market capitalizations of these companies will span the capitalization spectrum. Equity securities include common, convertible, and preferred securities and their equivalents.
Fundamental Holdings	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies as well as other types of investments. Underlying funds may include other JHVIT funds and funds of the American Funds Insurance Series. However, the portfolio is authorized to invest without limitation in other underlying funds and in other types of investments.
Fundamental Large Cap Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in equity securities of large-capitalization companies. The portfolio considers large-capitalization companies to be those that at the time of purchase have a market capitalization equal to or greater than that of the top 80% of the companies that comprise the Russell 1000 Index.*
Fundamental Value	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.
Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.
Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed-income instruments may be denominated in foreign currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Global Diversification	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies as well as other types of investments. Underlying funds may include other JHVIT funds and funds of American Fund Insurance Series. The portfolio is authorized to invest without limitation in other underlying funds. Under normal market conditions, the portfolio intends to invest a portion of its assets in funds that invest primarily in foreign securities or in foreign securities directly.
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Portfolio	Portfolio Manager	Investment Objective
Health Sciences	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences. While the portfolio may invest in companies of any size, the majority of its assets are expected to be invested in large and medium-capitalization companies.
High Yield	Western Asset Management Company	To seek to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities. The portfolio’s investments may include corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities that have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):
Rating Agency
Moody’s: Ba through C
S&P’s: BB through D
International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S.
International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depositary Receipts or Global Depositary Receipts representing such securities.
International Growth Stock	Invesco Advisers, Inc.	To seek to achieve long-term growth of capital. The portfolio invests primarily in a diversified portfolio of international securities whose issuers are considered by the portfolio’s subadviser to have potential for earnings or revenue growth. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of any market capitalization.
International Small Company	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small capitalization companies in the particular markets in which the portfolio invests. The portfolio primarily invests in a broad and diverse group of equity securities of non-U.S. small companies of developed markets, but may also hold equity securities of companies located in emerging markets.
International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests primarily in equity securities of companies located outside the U.S., including in emerging markets.
Investment Quality Bond	Wellington Management Company, LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment-grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. Government bonds with intermediate to longer-term maturities.
Lifestyle Aggressive	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is not a consideration. The portfolio normally invests approximately 100% of its assets in underlying funds that invest primarily in equity securities.
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Portfolio	Portfolio Manager	Investment Objective
Lifestyle Balanced	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio normally invests approximately 50% of its assets in underlying funds that invest primarily in equity securities and approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities.
Lifestyle Conservative	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a high level of current income with some consideration given to growth of capital. The portfolio normally invests approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 20% in underlying funds that invest primarily in equity securities.
Lifestyle Growth	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio normally invests approximately 70% of its assets in underlying funds that invest primarily in equity securities and approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities.
Lifestyle Moderate	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio normally invests approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 40% in underlying funds that invest primarily in equity securities.
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P MidCap 400 Index* and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell Midcap Index* or the S&P MidCap 400 Index.*
Mid Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the Russell Midcap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.
Money Market	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar-denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Natural Resources	RS Investment Management Co. LLC; andWellington Management Company, LLP	To seek long-term total return. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio is a fund of funds and normally invests substantially all of its assets in Institutional Class shares or, as applicable, Class M shares of underlying PIMCO funds.
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Portfolio	Portfolio Manager	Investment Objective
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.
Real Return Bond	Pacific Investment Management Company LLC	To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. Governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.
Science & Technology	Alliance Global Investors U.S. LLC; and T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity-linked notes and derivatives relating to common stocks, such as options on equity-linked notes.
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. Under normal market conditions, the portfolio invests at least 80% of its net assets in obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Under normal circumstances, the portfolio’s effective duration is no more than 3 years.
Small Cap Growth	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Russell 2000 Index* and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek long-term capital appreciation. Under normal market conditions, Invesco Advisers, Inc. invests at least 80% of its subadvised net assets (plus any borrowings for investment purposes) in equity securities, including convertible securities, of small-capitalization companies. Dimensional Fund Advisors LP generally invests its subadvised net assets in a broad and diverse group of common stocks of small and medium-capitalization companies traded on a U.S. national securities exchange or on the over-the-counter market that Dimensional Fund Advisors LP determines to be value stocks at the time of purchase.
Small Cap Value	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
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Portfolio	Portfolio Manager	Investment Objective
Small Company Value	T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.
Smaller Company Growth	Frontier Capital Management Company, LLC; Perimeter Capital Management; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its assets in small-capitalization equity securities.
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income. Under normal market conditions, the portfolio invests primarily in the following types of securities: non-U.S. government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities, and high-yield bonds. The portfolio may also invest in preferred stock and other types of debt securities.
Total Return	Pacific Investment Management Company LLC	To seek to maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Wilshire 5000 Total Market Index* and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadviser believes as a group will behave in a manner similar to the index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with the maintenance of liquidity and the preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets in a diversified portfolio of domestic, investment-grade, debt securities. Debt securities may be issued by governments, companies or special purpose entities and may include notes, discount notes, bonds, debentures, commercial paper, repurchase agreements, mortgage-backed and other asset-backed securities and assignments, participations and other interests in bank loans. The portfolio may also invest in cash and cash equivalents.
U.S. Equity	Grantham, Mayo, Van Otterloo & Co. LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. To achieve the objective, the portfolio will be invested in equity investments that the subadviser believes will provide higher returns than the Russell 3000 Index.*
Utilities	Massachusetts Financial Services Company	To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. The subadviser considers a company to be in the utilities industry if, at the time of investment, the subadviser determines that a substantial portion (i.e., at least 50%) of the company’s assets or revenues are derived from one or more utilities.
Value	Invesco Advisers, Inc.	To seek to realize an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell Midcap Value Index.*

*Wilshire 5000 Total Market Index® is a trademark of Wilshire Associates. MSCI All Country World Excluding U.S. Index is a trademark of Morgan Stanley & Co. Incorporated. Russell 1000,® Russell 2000,® Russell 3000,® Russell Midcap,® and Russell Midcap Value® are

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trademarks of Frank Russell Company. S&P MidCap 400,® and S&P SmallCap 600® are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indices referred to in the portfolio objectives track companies having the approximate market capitalization, as of February 28, 2013 (except as otherwise indicated), set out below:

MSCI All Country World Ex US Index — $676 million to $215.6 billion
Russell 1000 Index — minimum of $315 million
Russell 2000 Index — less than $1 million to $6.1 billion
Russell 3000 Index — less than $1 million to $414.5 billion
Russell Midcap Index — $315 million to $42 billion
Russell Midcap Value Index — $315 million to $42 billion
S&P MidCap 400 Index — $322 million to $16.2 billion
S&P SmallCap 600 Index — $4 billion
Wilshire 5000 Total Market Index — less than $1 million to $415.2 billion

**The U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-enominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS, and CMBS.

POLICY SUMMARY

General

The policy is a flexible premium variable life insurance policy. This summary provides a general description of the important features of the policy. It is not comprehensive and is qualified in its entirety by the more detailed information contained in this prospectus. Unless otherwise stated or implied by the context, the discussions in this prospectus assume that the policy is not in default, that there is no outstanding Policy Debt, and the death benefit is not determined by the Minimum Death Benefit percentage. Your policy’s provisions may vary in some states and the terms of the policy and any endorsement or riders supersede the disclosure in this prospectus.

Death Benefits

There are two death benefit options. Under Option 1, the death benefit is the Face Amount of the policy at the date of death. Under Option 2, the death benefit is the Face Amount plus the Policy Value of the policy at the date of death. If on the date of death of the Life Insured, the policy is being kept in force under the No-Lapse Guarantee provision, the death benefit will be the Face Amount of the policy only. The actual death benefit will be the greater of the death benefit under the applicable death benefit option or the Minimum Death Benefit. The Minimum Death Benefit is on any date the Policy Value on that date multiplied by the applicable Minimum Death Benefit percentage for the Attained Age of the Life Insured. A table of Minimum Death Benefit Percentages is located under “Death Benefits – Minimum Death Benefit.” You may change the death benefit option and increase or decrease the Face Amount subject to the limitations described in this prospectus.

Optional Term Rider

The policy may be issued with an optional Term Insurance Rider which provides an additional insurance amount which is level term life insurance. The benefit of the Term Insurance Rider is that the cost of insurance will always be less than or equal to the cost of insurance under the policy. However, unlike the death benefit under the policy, the death benefit under the Term Insurance Rider is not protected by the No-Lapse Guarantee after the second Policy Year and terminates at age 100.

Cash Value Enhancement Riders

The policy may be issued with one of two optional cash value enhancement riders. The benefit of these riders is that the Cash Surrender Value of a policy is enhanced during the period for which surrender charges are applicable. Under the Cash Value Enhancement Rider, the enhancement is provided by reducing the surrender charge that would otherwise have applied upon policy surrender or lapse. The Cash Value Enhancement Rider does not apply to reduce surrender charges payable upon decreases in Face Amount or partial withdrawals. Under the Cash Value Enhancement Plus Rider, there will be no surrender charge. The decision to add one of these two riders must be made at issuance of the policy and, once made, is irrevocable. Adding either of these riders may result in different premium and asset-based risk charges under the policy.

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Return of Premium Rider

If death benefit Option 1 is elected, the policy may be issued with an optional Return of Premium Rider. This rider provides an additional death benefit payable upon the death of the Life Insured after the Company receives due proof of death. The Return of Premium death benefit is equal to the initial premium. Any subsequent premiums will increase the Return of Premium death benefit at the time of the premium payment by the amount of the premium. Any partial withdrawal will reduce the Return of Premium death benefit at the time of withdrawal by an amount equal to the withdrawal plus any applicable surrender charge (except that the rider death benefit will not be reduced to less than zero). The Return of Premium Rider death benefit is not protected by the No-Lapse Guarantee after the second Policy Year.

Premiums

You may pay premiums at any time and in any amount, subject to certain limitations as described under “Premium Payments — Subsequent Premiums.” Net Premiums will be allocated, according to your instructions and at the Company’s discretion, to one or more of our Fixed Account and the sub-accounts of the Separate Account. You may change your allocation instructions at any time. You may also transfer amounts among the Fixed Account and the sub-accounts of the Separate Account.

Policy Value

The policy has a Policy Value which reflects premiums paid, certain charges for expenses and cost of insurance, and the investment performance of our Fixed Account and the sub-accounts of the Separate Account.

Policy Loans

You may borrow an amount not to exceed the Maximum Loanable Amount. Loan interest at a rate of 5.25% during the first ten Policy Years and 4% thereafter is due on each Policy Anniversary. We will deduct all outstanding Policy Debt from proceeds payable at the Life Insured’s death or upon surrender of the policy.

Surrender and Partial Withdrawals

You may make a partial withdrawal of your Policy Value. A partial withdrawal may result in a reduction in the Face Amount of or the death benefit under the policy and an assessment of a portion of the surrender charges to which the policy is subject.

You may surrender your policy for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charge and outstanding monthly deductions due minus the Policy Debt.

Lapse and Reinstatement

Unless the No-Lapse Guarantee Cumulative Premium Test has been met, your policy will lapse and terminate without value when its Net Cash Surrender Value is insufficient to pay the next monthly deduction, and a grace period of 61 days expires without your having made an adequate payment.

The policies differ in two important respects from conventional life insurance policies. First, the failure to make planned premium payments will not in itself cause a policy to lapse. Second, a policy can lapse even if planned premiums have been paid.

You may reinstate a lapsed policy at any time within the five year period following lapse, provided the policy was not surrendered for its Net Cash Surrender Value. We will require evidence of insurability along with a certain amount of premium as described under “Lapse and Reinstatement — Reinstatement.”

Charges and Deductions

We assess certain charges and deductions in connection with the policy. These include:

  charges deducted from premiums paid;
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  monthly deductions for administration, asset-based risk, cost of insurance, and Face Amount charges;
  charges assessed on surrender or lapse; and
  if applicable, a charge for any supplementary benefits added to the policy.

These charges are summarized in the Fee Tables. We may allow you to request that the sum of the charges assessed monthly for the cost of insurance, Face Amount, and administrative charges be deducted from the Fixed Account, or from one or more of the sub-accounts of the Separate Account.

In addition, there are charges deducted from each portfolio. For more information, please refer to the prospectus for the underlying portfolio.

The policy may be issued with either one of the two optional cash value enhancement riders which we offer. In the case of the Cash Value Enhancement Rider, the surrender charge is reduced upon the surrender or lapse of a policy. In the case of the Cash Value Enhancement Plus Rider, the surrender charge is eliminated. If a policy is issued with either of these riders, it will have different premium charges and the same or higher asset-based risk charges as noted under the Fee Tables.

Investment Options and Investment Subadvisers

You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of the Separate Account. Each of the sub-accounts invests in the shares of one of the portfolios described in the Table of Investment Options and Investment Subadvisers.

The Table of Investment Options and Investment Subadvisers shows the subadvisers that provide investment subadvisory services.

Allocating Net Premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating Net Premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your policy will be more volatile since these investment options may react similarly to business or market specific events.

Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.

Description of John Hancock (USA)

We are a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Separate Account.

We are ranked and rated by independent financial rating services, which may include Moody’s, Standard & Poor’s, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of Separate Account A

The investment accounts shown on page 1 are in fact subaccounts of the John Hancock Life Insurance Company (U.S.A.) Separate Account A, a separate account operated by us under Michigan law. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Separate Account or of us.

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The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of John Hancock USA’s other assets. John Hancock USA is obligated to pay all amounts promised to policy owners under the policies.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

ISSUING A POLICY

Requirements

To purchase a policy, you must submit a completed application. Your policy will not be issued until the underwriting process is completed to our satisfaction.

With our prior approval, the policy may be issued on a basis that does not take into account the Life Insured’s sex. A policy will only be issued on the lives of insureds from issue ages 0 through 90.

Each policy has a Policy Date, an Effective Date and an Issue Date (see “Definitions” in Appendix A).

The Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months and Policy Anniversaries are determined. The Effective Date is the date the Company becomes obligated under the policy and when the first monthly deductions are deducted from your Policy Value. The Issue Date is the date from which Suicide and Validity provisions of the policy are measured.

If your application is not accompanied by a check for your initial premium and no request to backdate the policy has been made:

  the Policy Date and the Effective Date will be the date the Company receives the check at its Service Office, and the Issue Date will be the date the Company issues the policy.

The initial premium must be received within 60 days after the Issue Date, and the Life Insured must be in good health on the date the initial premium is received. If the premium is not paid or if the application is rejected, the policy will be canceled and any partial premiums will be returned to the applicant.

Minimum Initial Face Amount. We will generally issue a policy only if it has a Face Amount of at least $100,000.

Backdating a Policy. Upon request and under limited circumstances, we may backdate a policy, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the policy. Monthly deductions will be made for the period the Policy Date is backdated. Regardless of whether or not the policy is backdated, Net Premiums received prior to the Effective Date of the policy will be credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market portfolio.

As of the Effective Date, the premiums paid plus interest credited, net of the premium charge, will be allocated among the investment options and/or the Fixed Account, in accordance with the policy owner’s instructions unless such amount is first allocated to the Money Market portfolio for the duration of the Right to Examine period.

Temporary Insurance Agreement

Temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement, subject to our insurance practices. Generally, temporary life insurance may not exceed $1,000,000 and may not be in effect for more than 90 days. It is issued on a conditional receipt basis, which means that any benefits would only be paid if the Life Insured met our usual and customary underwriting standards for the coverage applied for.

The acceptance of an application is subject to our underwriting rules, and we reserve the right to request additional information or to reject an application for any reason. Persons failing to meet standard underwriting classifications may be eligible for a policy with an Additional Rating assigned to it.

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Right to Examine the Policy

You may return your policy for a refund within 10 days after you receive it. Some states provide a longer period of time for this right, which will be stated in the policy, if applicable. During the “Right to Examine the Policy Period” premiums may be allocated to the Money Market portfolio. After this period has expired, we will allocate among the investment options and/or Fixed Account in accordance with your instructions.

If you elect to cancel the policy under this provision, the policy must be mailed or delivered to the Company agent who sold it to you, or to our Service Office. Immediately upon such delivery or mailing, the policy shall be deemed void from the beginning. Within seven days after receipt of the returned policy at our Service Office, we will refund to the policy owner an amount equal to either:

(1)	the amount of all premiums paid, less any partial withdrawals or policy loans, or
(2)	the value of the amount allocated to the Separate Account and the Fixed Account as of the date the returned policy is received by us plus all charges deducted prior to that date, not including fees and expenses of the portfolio, minus any partial withdrawals made and policy loans taken.

Whether the amount described in (1) or (2) is refunded depends on the requirements of the applicable state.

If you request an increase in Face Amount which results in new surrender charges, you will have the same rights as described above to cancel the increase. If canceled, the premiums paid during the Right to Examine period will be refunded, and the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the premiums not been paid.

We reserve the right to delay the refund of any premium paid by check until the check has cleared.

(Applicable to Residents of California Only)

Residents of California, age 60 and greater, may return the policy for a refund at any time within 30 days after receiving it. The policy can be mailed or delivered to the Company’s agent who sold it, or to our Service Office. If you cancel the policy during this 30 day period and your premiums were allocated to a Fixed Account or the Money Market portfolio, we will refund you the amount of all premiums paid. If your premiums were allocated to one or more of the Investment Accounts (other than the Money Market portfolio), we will refund you the value of amounts in the Investment Accounts and the Fixed Account on the date we receive the returned policy plus all charges deducted prior to that date, not including the fees and expenses of the portfolios, minus any partial withdrawals and policy loans. Your premiums will be placed in either (a) the Fixed Account, (b) the Money Market portfolio or (c) in one or more of the Investment Accounts, based upon your instructions. If no instructions are given, your premiums will be placed in the Money Market portfolio.

Life Insurance Qualification

A policy must satisfy either one of two tests to qualify as a life insurance contract as defined in Section 7702 of the Internal Revenue Code of 1986, as amended (the “Code”). At the time of application, you must choose either the Cash Value Accumulation Test (“CVA Test”) or the Guideline Premium Test (“GP Test”). The test cannot be changed once the policy is issued.

Cash Value Accumulation Test. Under the CVA Test the Policy Value may not at any time exceed the Net Single Premium required to fund future policy benefits, assuming guaranteed charges and 4% net interest. The Net Single Premium is the one payment that would be needed on a specific date to fund future policy benefits, assuming guaranteed charges and 4% net interest. To ensure that a policy meets the CVA Test, we will generally increase the death benefit, temporarily, to the required minimum amount. However, we reserve the right to require evidence of insurability should a premium payment cause the death benefit to increase by more than the premium payment amount. Any excess premiums will be refunded to you.

Guideline Premium Test. Under the GP Test, the sum of premiums paid into the policy may not at any time exceed the Guideline Premium Limitation as of such time. The Guideline Premium Limitation is, as of any date, the greater of:

  the Guideline Single Premium, or
  the sum of the Guideline Level Premiums to such date.

If you elected this test, the Guideline Single Premium and the Guideline Level Premium are as set forth in the policy.

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The GP Test requires a life insurance policy to meet minimum ratios of life insurance coverage to Policy Value. This is achieved by ensuring that the death benefit is at all times at least equal to the Minimum Death Benefit. The Minimum Death Benefit, on any date, is defined as the Policy Value on that date multiplied by the applicable Minimum Death Benefit Percentage for the Attained Age of the Life Insured. See “Death Benefits — Minimum Death Benefit.”

The GP Test restricts the maximum premiums that may be paid into a life insurance policy for a given death benefit. The policy’s death benefit must also be at least equal to the Minimum Death Benefit.

Changes to the policy may affect the maximum amount of premiums, such as:

  a change in the policy’s Face Amount;
  a change in the death benefit option;
  partial withdrawals;
  addition or deletion of supplementary benefits.

Any of these changes to the policy could cause the total premiums paid to exceed the new maximum limit. In this situation, we may refund any excess premiums paid. In addition, these changes could reduce the future premium limitations.

DEATH BENEFITS

If the policy is in force at the time of the Life Insured’s death, we will pay an insurance benefit to the beneficiary. The amount payable will be the death benefit under the selected death benefit option, plus any amounts payable under any supplementary benefits added to the policy, less the Policy Debt and less any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless another form of settlement option is agreed to by the beneficiary and us. If the insurance benefit is paid in one sum, we will pay interest from the date of death to the date of payment. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC or any other government agency. We may also in the future direct proceeds from surrenders into a John Hancock retained asset account. Please contact our Service Office for more information.

Death Benefit Options

There are two death benefit options, described below. The actual death benefit is the amount shown below under the applicable death benefit option or, if greater, the Minimum Death Benefit as described below.

Death Benefit Option 1. Under Option 1, the death benefit is the Face Amount of the policy at the date of death.

Death Benefit Option 2. Under Option 2, the death benefit is the Face Amount plus the Policy Value of the policy at the date of death.

If any partial withdrawals are made, the death benefit, whether it is Option 1 or 2, will be less than it would be if no withdrawals were made. Making a partial withdrawal will result in a reduction in the Face Amount of insurance for death benefit Option 1. See “Policy Surrender and Partial Withdrawals.”

If the Life Insured should die during a grace period, the death benefit will be reduced by the amount of any monthly deductions due, and the Policy Value will be calculated as of the date of the default giving rise to the grace period.

Minimum Death Benefit

The Minimum Death Benefit depends on whether you elect the Guideline Premium Test or the Cash Value Accumulation Test for qualification of the policy as life insurance under the Code. See “Issuing a Policy - Life Insurance Qualification.”

If you elect the GP Test, the sum of the death benefit as described above and the benefit payable under any Optional Term Rider on the Life Insured will never be less than the Policy Value at the date of death multiplied by the applicable Minimum Death Benefit Percentage in the table below.

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Table of Minimum Death Benefit Percentages
Attained Age	Applicable Percentage
40 and under	250%
45	215%
50	185%
55	150%
60	130%
65	120%
70	115%
75	105%
90	105%
95 and above	100%

For ages not shown, the applicable percentage can be found by adjusting the above applicable percentages proportionately.

If you elect the CVA Test, on any date the sum of the death benefit as described above, plus the benefit payable under any Optional Term Rider on the Life Insured, will always be equal to the amount required on such date to produce a Policy Value that does not exceed the Net Single Premium required to fund future benefits under the policy.

Changing the Death Benefit Option

You may change the death benefit option as described below once each Policy Year after the first Policy Year by submitting a written request for a change to our Service Office. The change will become effective as of the beginning of the next Policy Month following the date we approve the request. We reserve the right to limit a request for a change if the change would cause the policy to fail to qualify as life insurance for tax purposes. We will not allow a change in death benefit option if it would cause the Face Amount to decrease below $100,000.

A change in the death benefit option will result in a change in the policy’s Face Amount in order to avoid any change in the amount of the death benefit, as follows:

Change from Option 1 to Option 2. The new Face Amount will be equal to the Face Amount prior to the change minus the Policy Value as of the date of the change.

Change from Option 2 to Option 1. The new Face Amount will be equal to the Face Amount prior to the change plus the Policy Value as of the date of the change.

No new surrender charges will apply to an increase in Face Amount solely due to a change in the death benefit option.

Changing the Face Amount

Subject to the limitations stated in this prospectus, you may, upon written request, increase or decrease the Face Amount of the policy. We reserve the right to limit a change in Face Amount so as to prevent the policy from failing to qualify as life insurance for tax purposes.

Increase in Face Amount. You may increase the Face Amount once each Policy Year after the first Policy Year. Any increase in Face Amount must be at least $50,000 or such other minimum Face Amount increase as we may establish on 90 days written notice to you. An increase will become effective at the beginning of the Policy Month following the date we approve the requested increase. Increases in Face Amount are subject to satisfactory evidence of insurability. We reserve the right to refuse a requested increase if the Life Insured’s Attained Age at the effective date of the increase would be greater than the maximum issue age for new policies at that time.

New Surrender Charges for an Increase. An increase in Face Amount will usually result in the policy being subject to new surrender charges. The new surrender charges will be computed as if a new policy were being purchased for the increase in Face Amount. Surrender charges will not apply to premiums attributable to the new Face Amount that are in excess of the Surrender Charge Premium Limit. There will be no new surrender charges associated with restoration of a prior decrease in Face Amount. As with the purchase of a policy, a policy owner will have a Right to Examine period with respect to any increase resulting in new surrender charges.

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An additional premium may be required for a Face Amount increase, and a new No-Lapse Guarantee Premium will be determined, if the No-Lapse Guarantee is in effect at the time of the Face Amount increase.

Increase with Prior Decrease. If at the time of the increase there have been prior decreases in Face Amount, these prior decreases will be restored first. The insurance coverage eliminated by the decrease of the oldest Face Amount will be deemed to be restored first.

Changing Both the Face Amount and the Death Benefit Option. If you request to change both the Face Amount and the death benefit option in the same month, the death benefit option change shall be deemed to occur first.

Decreases in Face Amount. Decreases in Face Amount may be made once each Policy Year after the first Policy Year. Any decrease in Face Amount must be at least $50,000 or such other minimum Face Amount decrease as we may establish on 90 days written notice to you. A written request from a policy owner for a decrease in the Face Amount will be effective at the beginning of the Policy Month following the date we approve the requested decrease. If there have been previous increases in Face Amount, the decrease will be applied to the most recent increase first and then to the next most recent increases successively. Decreases in Face Amount shall not be permitted to the extent that they would cause the policy to fall below the minimum Face Amount of $100,000. For information on surrender charges on a decrease in Face Amount, see “Charges and Deductions — Surrender Charges.”

Factors that Affect the Death Benefit. In the case of death benefit Option 2 where the death benefit is the Face Amount plus the Policy Value, changes in the Policy Value will affect the amount of death benefit. Factors that affect the Policy Value are the investment performance of the variable investment options chosen by you and the charges deducted. For a discussion of how these factors affect Policy Value see the “Summary of Benefits and Risks.” These factors do not affect the Face Amount of the policy. Therefore, the amount of death benefit under Option 1 will not be less than the Face Amount as long as the policy does not lapse.

PREMIUM PAYMENT

Initial Premiums

No premiums will be accepted prior to receipt of a completed application by us. All premiums received prior to the Effective Date of the policy will be held in our general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market portfolio.

The minimum initial premium is one-twelfth of the No-Lapse Guarantee Premium.

On the date a premium is received, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with your instructions unless such amount is first allocated to the Money Market portfolio for the duration of the Right to Examine period.

Subsequent Premiums

After the payment of the initial premium, premiums may be paid at any time and in any amount until the Life Insured’s Attained Age 100, subject to the limitations on premium amount described below.

A policy will be issued with a planned premium, which is based on the amount of premium you wish to pay. We will send notices of your planned premium at the payment interval you selected. However, you are under no obligation to make the planned premium payment.

We may refuse any premium payment that would cause the policy to fail to qualify as life insurance under the Code. We also reserve the right to request evidence of insurability if a premium payment would result in an increase in the death benefit that is greater than the increase in Policy Value.

Payment of premiums will not guarantee that the policy will stay in force and failure to pay premiums will not necessarily cause the policy to lapse. However, in states where permitted, the policy does have a No-Lapse Guarantee which would prevent the policy from lapsing during the guarantee period.

All Net Premiums received on or after the Effective Date will be allocated among Investment Accounts or the Fixed Account as of the Business Day we receive the premiums at our Service Office unless such amount is first allocated to the Money Market portfolio for the duration of the Right to Examine period. Monthly deductions are due on the Policy Date and

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at the beginning of each Policy Month thereafter. However, if due prior to the Effective Date, they will be taken on the Effective Date instead of the dates they were due.

Maximum Premium Limitation

If the policy is issued under the GP Test, in no event may the total of all premiums paid exceed the then current maximum premium limitations established by the Code for a policy to qualify as life insurance.

If at any time, a premium is paid which would result in total premiums exceeding the above maximum premium limitation, we will only accept that portion of the premium which will make the total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned to you and no further premiums will be accepted until allowed by the then current maximum premium limitation.

Premium Allocation

Premiums may be allocated to the Fixed Account for accumulation at a rate of interest equal to at least 3% or to one or more of the Investment Accounts for investment in the portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Fixed Account are made as a percentage of the premium. The percentage allocation to any account may be any whole number between zero and one hundred, provided the total allocation equals one hundred. You may change the way in which premiums are allocated at any time without charge. The change will take effect on the date a written request for change satisfactory to us is received at our Service Office. Changes may also be made by telephone if a valid authorization form is on file with us.

Investment Credit

After the tenth Policy Anniversary, we may credit your Policy Value annually on the Policy Anniversary date with an amount equal to the percentage credit listed below multiplied by the value in your Investment Accounts on this date, provided the Investment Accounts are not subject to an existing loan. The investment credit percentages are 0.075% for Policy Anniversary years 11-20 and 0.175% thereafter. Any credit will be added to your Investment Account according to your most recent allocation instructions. This credit is not guaranteed and we reserve the right to discontinue making such payments at any time.

CHARGES AND DEDUCTIONS

We make various charges under the policy. Charges are deducted from premiums, monthly from Policy Values and upon surrender of a policy, a decrease in Face Amount, a partial withdrawal or lapse of a policy. These charges are discussed below.

Your policy may be issued with either one of two optional riders, the Cash Value Enhancement Rider or the Cash Value Enhancement Plus Rider. Adding either rider to your policy will alter certain charges under your policy. The charges associated with these riders are discussed under “Other Provisions of the Policy — Cash Value Enhancement Riders.”

Premium Charge

During the first 10 Policy Years, we deduct a premium charge from each premium payment equal to 7.5% of the premium. Thereafter, the premium charge is equal to 5% of the premium. The premium charge is paid to us and is designed to cover a portion of our acquisition and sales expenses and premium and federal DAC taxes. Premium taxes vary from state to state, ranging from 0% to 3.5%.

Surrender Charges

We will deduct a surrender charge if, during the first 15 years (or during the shorter periods noted below) following the Policy Date or the effective date of a Face Amount increase:

  the policy is surrendered for its Net Cash Surrender Value, a partial withdrawal is made,
  the Face Amount is decreased in excess of the Surrender Charge Decrease Exemption, or
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  the policy lapses.

Unless otherwise allowed by us and specified by you, the surrender charge is deducted from the amount to be paid to the policy owner upon surrender or lapse of the policy or if a partial withdrawal is made.

The surrender charge, together with a portion of the premium charge, is paid to us and is designed to compensate us for some of the expenses we incur in selling and distributing the policies, including agents’ commissions, advertising, agent training and the printing of prospectuses and sales literature. The surrender charge is calculated separately for the initial Face Amount and each Face Amount increase.

The Surrender Charge Period varies based on the age of the Life Insured on the date of issuance of the policy or the date of any Face Amount increase (as applicable) as follows:

Age	Surrender Charge Period
0-50	15 Years
51	14 Years
52	13 Years
53	12 Years
54	11 Years
55+	10 Years

The surrender charge is the sum of (i) plus (ii), multiplied by (iii), multiplied by the applicable Grading Percentage, where:

(i)	is the rate per $1000 of initial Face Amount (or Face Amount increase);
(ii)	is 120% of the lesser of (a) the premiums paid in the first Policy Year per $1000 of initial Face Amount (or the premiums attributable to each $1000 of Face Amount increase in the first year following the increase) or (b) the Surrender Charge Premium Limit set out in the policy for the initial Face Amount (or furnished by the Company with respect to a Face Amount increase); and
(iii)	is the initial Face Amount (or the Face Amount increase) divided by 1000.

The rate per $1000 of initial Face Amount is based on the Life Insured’s Age at issuance of the policy and the death benefit option in effect. The rate per $1000 of Face Amount increase is based on the Life Insured’s Attained Age and the death benefit option in effect at the time of an increase. The rates per $1000 are set forth in the following table.

Table of Guaranteed Surrender Charge Rates Per $ 1000 of Face Amount or Face Amount Increase
Age at Issuance or Attained Age at Increase	Death Benefit Option 1	Death Benefit Option 2
25 or less	$7.54	$ 6.50
26 – 35	$6.61	$ 5.78
36 – 45	$6.09	$ 4.85
46 – 55	$4.13	$ 4.65
56 – 65	$2.99	$ 1.96
66+	$2.48	$ 1.96

The Grading Percentage varies with the Policy Month in which the transaction causing the assessment of the surrender charge occurs. As indicated in the following table, the Grading Percentage starts at 100% for the first Policy Month and grades down evenly each Policy Month reaching zero at the end of a maximum of 15 years.

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Grading Percentages During The Surrender Charge Period (Applicable to the Initial Face Amount and Subsequent Increases) The Grading Percentages Will Not Exceed The Following:
Surrender Charge Period*	Age and Grading Percentage**
	0-50	51	52	53	54	55+
1	100%	100%	100%	100%	100%	100%
2	93%	93%	92%	92%	91%	90%
3	87%	86%	85%	83%	82%	80%
4	80%	79%	77%	75%	73%	70%
5	73%	71%	69%	67%	64%	60%
6	67%	64%	62%	58%	55%	50%
7	60%	57%	54%	50%	45%	40%
8	53%	50%	46%	42%	36%	30%
9	47%	43%	38%	33%	27%	20%
10	40%	36%	31%	25%	18%	10%
11	33%	29%	23%	17%	9%	0%
12	27%	21%	15%	8%	0%
13	20%	14%	8%	0%
14	13%	7%	0%
15	7%	0%
16	0%

* The Grading Percentages shown are at the beginning of each Policy Year. Proportionate Grading Percentages apply for other Policy Months.

** Age for the initial Face Amount refers to the Age at Policy Date. For a subsequent Face Amount increase, Age refers to the Attained Age at the time of the increase.

Illustration of Surrender Charge Calculation.

Assumptions.

  45 year old
  death benefit Option 1
  $20,000 in premiums have been paid on the policy in the first Policy Year
  Surrender Charge Premium Limit for the policy is $16.06 per thousand of Face Amount
  Face Amount of the policy at issue is $500,000 and no increases have occurred policy is surrendered during the first month of the first Policy Year.

Surrender Charge. The surrender charge to be assessed would be $12,680 determined as follows:

  First, the applicable rate per $1000 of initial Face Amount as set forth in the table above ($6.09) is added to 120% of the lesser of the premiums paid per $1000 of initial Face Amount or the Surrender Charge Premium Limit.

$6.09 plus (120%) x [the lesser of $20,000/(500,000/1000) or $16.06] = $25.36.

  Next, this figure is multiplied by the initial Face Amount divided by 1000.

$25.36 x [500,000/1000 or 500] = $12,680.

  Finally, the figure obtained in step 2 is multiplied by the applicable Grading Percentage for the first month of the first Policy Year (100%).

$12,680 x 100% = $12,680.

Depending upon the Face Amount of the policy, the Age of the Life Insured at issuance, premiums paid under the policy and the performance of the underlying investment options, the policy may have no Cash Surrender Value and, therefore, the policy owner may receive no surrender proceeds upon surrendering the policy.

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Surrender Charges on a Partial Withdrawal. A partial withdrawal made during the Surrender Charge Period will result in the assessment of a pro-rata portion of the surrender charges to which the policy is subject. The portion of the surrender charges assessed will be based on the ratio of the amount of the withdrawal to the Net Cash Surrender Value of the policy as of the date of the withdrawal. It will equal (a) divided by (b), multiplied by (c), where:

(a)	is the amount of the partial Net Cash Surrender Value withdrawal;
(b)	is the Net Cash Surrender Value prior to the withdrawal; and
(c)	is the current total surrender charge prior to the withdrawal.

The surrender charges will be deducted from the Policy Value at the time of the partial withdrawal on a pro-rata basis from each of the Investment Accounts and the Fixed Account unless you direct that the surrender charges be deducted from one or more Investment Accounts or the Fixed Account. If the amount in the accounts is not sufficient to pay the surrender charges assessed, then the amount of the withdrawal will be reduced.

Whenever a portion of the surrender charges is deducted as a result of a partial withdrawal, the policy’s remaining surrender charges will be reduced in the same proportion that the surrender charge deducted bears to the total surrender charge immediately before the partial withdrawal.

Surrender Charge on Decrease in Face Amount. If the Face Amount of insurance is decreased, a pro-rata surrender charge will be deducted from the Policy Value for decreases in excess of the Surrender Charge Decrease Exemption. A decrease in Face Amount caused by a change from death benefit Option 1 to Option 2 will not incur a pro-rata surrender charge. Each time a pro-rata surrender charge is deducted for a Face Amount decrease, the remaining surrender charge will be reduced in the same proportion that the surrender charge deducted bears to the total surrender charge immediately before the Face Amount decrease.

The Surrender Charge Decrease Exemption is 10% of the initial Face Amount. Once cumulative Face Amount decreases exceed 10% of the initial Face Amount, the Surrender Charge Decrease Exemption no longer applies and a surrender charge will be applied to Face Amount decreases in excess of the exemption amount. This amount is set at issuance of the policy and applies to decreases in the initial Face Amount of insurance only. This exemption does not apply to a full surrender of the policy or a partial withdrawal of Net Cash Surrender Value.

Monthly Charges

On the Policy Date and at the beginning of each Policy Month, a deduction is taken from the Net Policy Value to cover certain charges in connection with the policy until the Policy Anniversary when the Life Insured reaches Attained Age 100, unless certain riders are in effect in which case such charges may continue. Monthly deductions due prior to the Effective Date will be taken on the Effective Date instead of the dates they were due. These monthly deductions consist of:

  an administration charge;
  a Face Amount charge;
  an asset-based risk charge; and
  a cost of insurance charge.

If applicable, there may be additional monthly charges for any supplementary benefits added to the policy.

All of the monthly deductions, except for the asset-based risk charge, may be allocated among the Investment Accounts and the Fixed Account as specified by you and approved by us. Absent such specification, the monthly deductions, except the asset-based risk charge, will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each bears to the Net Policy Value. The asset-based risk charge will be allocated among the Investment Accounts in the same proportion as the value in each Investment Account bears to the total value of all Investment Accounts.

Administration Charge. The administration charge is paid to us and is designed to cover certain administrative expenses associated with the policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the policy. During the first 5 Policy Years, this monthly charge will be $40. For all subsequent Policy Years, the monthly administration charge will be $20.

Face Amount Charge. There is a monthly charge per $1000 Face Amount that is paid to us. The monthly charge per $1000 of Face Amount varies by the Age of the Life Insured at issuance (or the Attained Age of the Life Insured at the time of

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an increase) and the death benefit option in effect as set forth in the following table. This charge applies to the Face Amount for the first 10 Policy Years.

Age*/Attained Age*	Death Benefit Option 1 (First Ten Policy Years)	Death Benefit Option 2 (First Ten Policy Years)
25 or less	$ 0.08	$ 0.04
35	$ 0.11	$ 0.06
45	$ 0.22	$ 0.10
55	$ 0.31	$ 0.17
65	$ 0.60	$ 0.39
75	$ 0.89	$ 0.61
85+	$ 1.18	$ 0.83

* For ages not shown, the applicable monthly charge can be found by adjusting the above charges proportionately.

Asset-Based Risk Charge. A charge is assessed against the Investment Accounts monthly. This rate is currently 0% and is guaranteed not to exceed 0.30%. This charge is paid to us to compensate for the sales, administrative and other expenses we may incur. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the policy.

Cost of Insurance Charge. The monthly cost of insurance charge is paid to us and is determined as the rate of the cost of insurance for a specific Policy Month, multiplied by the net amount at risk, as described below.

Death Benefit Option 1. The net amount at risk is equal to the greater of zero or the result of (a) minus (b), where:

(a)	is the Face Amount of insurance as of the first day of the Policy Month, divided by 1.0024663; and
(b)	is the Policy Value as of the first day of the Policy Month after the deduction of all charges other than the monthly cost of insurance charge.

Death Benefit Option 2. The net amount at risk is equal to the Face Amount of insurance as of the first day of the Policy Month, divided by 1.0024663.

Since the net amount at risk for death benefit Option 1 is based on a formula that includes as factors the Policy Value, the net amount at risk is affected by the investment performance of the underlying investment options chosen, payment of premiums and charges assessed.

The rates for the cost of insurance, as of the Policy Date and subsequently for each Face Amount increase, are based on the Life Insured’s age, sex and risk classification, the duration that coverage has been in force and the net amount at risk.

We apply unisex rates where appropriate under the law. Currently unisex rates are applied to policies issued in the state of Montana and for policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs.

The cost of insurance charges reflect our expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within any class of the life insured. In no event will the cost of insurance charges exceed the guaranteed rates set forth in the policy except to the extent that an extra charge is imposed because of an Additional Rating applicable to the Life Insured. After the first Policy Year, the cost of insurance charge will generally increase on each Policy Anniversary. The guaranteed rates are based on a unismoker version of the 1980 Commissioners Smoker Distinct, age nearest birthday, mortality tables. Current cost of insurance charges may be less than the guaranteed rates.

Charges for Transfers

A charge of $25 will be imposed on each transfer in excess of twelve in a Policy Year. The charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by us on the same Business Day are treated as a single transfer request.

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Reduction in Charges

The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. We reserve the right to reduce any of the policy’s charges in certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commission or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policy owners. We may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

SPECIAL PROVISIONS FOR EXCHANGES

We will permit owners of certain fixed life insurance contracts issued by us to exchange their contracts for the policies described in this prospectus (and likewise, owners of policies described in this prospectus may also exchange their policies for certain fixed life insurance contracts issued by us). Policy owners considering an exchange should consult their tax advisor as to the tax consequences of an exchange.

COMPANY TAX CONSIDERATIONS

Currently, we make no specific charge for any federal, state, or local taxes that we incur that may be attributable to the Separate Account or to the policy. We reserve the right in the future, however, to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Separate Account or to the policies.

POLICY VALUE

Determination of the Policy Value

A policy has a Policy Value, a portion of which is available to you by making a policy loan or partial withdrawal, or upon surrender of the policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.

The Policy Value is affected by the investment performance of the Investment Account chosen and the rate of interest credited if amounts are allocated to the Fixed Account. The Policy Value is also affected by the charges deducted. For a discussion of how these factors affect Policy Value see the “Summary of Benefits and Risks.”

Investment Accounts. An Investment Account is established under each policy for each sub-account of the Separate Account to which Net Premiums or transfer amounts have been allocated. Each Investment Account under a policy measures the interest of the policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the policy multiplied by the value of such units.

Fixed Account. Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by us. See “The General Account  —  Fixed Account.”

Loan Account. Amounts borrowed from the policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by us. See “Policy Loans — Loan Account.”

Units and Unit Values

Crediting and Canceling Units. Units of a particular sub-account are credited to a policy when Net Premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the

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transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at our Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.

A Business Day is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange (usually 4:00 p.m. Eastern Time) on that day.

Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business Day, or on a day which is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made on the next Business Day.

Unit Values. For each Business Day the unit value for each sub-account is determined by multiplying the net investment factor for the sub-account by the unit value for the immediately preceding Business Day.

The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) where:

(a)	is the net asset value of the underlying portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day; and
(b)	is the net asset value of the underlying portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day.

The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.

Transfers of Policy Value

Market timing and disruptive trading risks

The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.

Variable investment options in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager‘s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.

To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, (iii) restricting transfers into and out of certain investment options, (iv) restricting the method used to submit transfers, and (v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.

While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.

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Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraph). In applying this restriction any transfer request involving the transfer of account value into or out of multiple variable investment options will still count as only one request. No more than one transfer request may be made on any day. You may, however, transfer to the Money Market portfolio even if the two transfer per month limit has been reached, but only if 100% of the Policy Value in all variable investment options is transferred to the Money Market portfolio. If such a transfer to the Money Market investment portfolio is made, then, for the 30 calendar day period after such transfer, no transfers from the Money Market portfolio to any other variable investment options or to the Fixed Account may be made. If a policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Policies may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one portfolio into a second portfolio, the values can only be transferred out of the second investment option if they are transferred into the Money Market portfolio; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market portfolio may not be transferred out of the Money Market portfolio into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number or timing of transfers, we will monitor aggregate trades among the sub-accounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.

We reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfer privileges are also subject to any restrictions that may be imposed by the portfolios. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a portfolio.

Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to John Hancock Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

Transfers Involving Fixed Account.

While the policy is in force, you may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:

  within eighteen months after the Issue Date; or
  within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts; or
  within 60 days of the date of notification of such change, whichever is later.

Such transfers will not count against the twelve transfers that may be made free of charge in any Policy Year.

The maximum amount that you may transfer from the Fixed Account in any one Policy Year is the greater of $2,000, 15% of the Fixed Account value at the previous Policy Anniversary, or the amount transferred out of the Fixed Account during the previous policy year. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market portfolio.

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Telephone Transfers. Transfer requests must be in writing in a form satisfactory to us, or by telephone if a currently valid telephone transfer authorization form is on file. Although failure to follow reasonable procedures may result in our being liable for any losses resulting from unauthorized or fraudulent telephone transfers, we will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.

Dollar Cost Averaging. We offer policy owners an optional Dollar Cost Averaging (“DCA”) program. Under the DCA program, we will designate an amount which will be transferred monthly from one Investment Account into any other Investment Account(s) or the Fixed Account. The charge for a transfer made under the DCA program will not exceed $5. We will provide you with 90 days’ written notice of any change in the current charge. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and the policy owner will be so notified.

We reserve the right to cease to offer this program as of 90 days after written notice of termination is sent to you.

Asset Allocation Balancer Transfers. Under the optional Asset Allocation Balancer program, you will designate an allocation of Policy Value among Investment Accounts. At six-month intervals beginning six months after the Policy Date, the Company will transfer amounts among the Investment Accounts as necessary to maintain the policy owner’s chosen allocation. A change to your premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless you either instruct us otherwise or have elected the DCA program. The charge for transfers made under the Asset Allocation Balancer program will not exceed $15. We will provide you with 90 days’ written notice of any change in the current charge.

We reserve the right to cease to offer this program as of 90 days after written notice is sent to the policy owner.

POLICY LOANS

While a policy is in force and has an available loan value, a policy owner may borrow against the Policy Value in an amount not to exceed the maximum loanable amount. The policy serves as the only security for the loan. Policy loans may have tax consequences. See “Tax Treatment of Policy Benefits — Policy Loans.”

Effect of Policy Loans

A policy loan will have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying portfolios or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account. A policy loan may cause a policy to be more susceptible to going into default since a policy loan will be reflected in the Net Cash Surrender Value. See “Lapse and Reinstatement.” In addition, a policy loan may result in a policy’s failing to satisfy the No-Lapse Guarantee Cumulative Premium Test since the Policy Debt is subtracted from the sum of the premiums paid in determining whether this test is satisfied. Finally, a policy loan will affect the amount payable on the death of the Life Insured, since the death benefit is reduced by the Policy Debt at the date of death in arriving at the insurance benefit.

Interest Charged on Policy Loans

Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. During the first 10 Policy Years, the rate of interest charged will be an effective annual rate of 5.25%. Thereafter, the rate of interest charged will be an effective annual rate of 4%. The actual rate charged is equal to the Loan Interest Credited Differential, which is currently 1.25% during the first ten Policy Years and 0% thereafter, and is guaranteed not to exceed 1.25% during the first ten Policy Years and 0.5% thereafter. We may change the Loan Interest Credited Differential as of 90 days after sending you written notice of such change.

For a policy that is not a modified endowment contract (“MEC”), the tax consequences associated with a Loan Interest Credited Differential of 0% are unclear. You should consult a tax advisor before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under federal tax law as a result of the differential between the credited interest rate and the loan interest rate, we retain the right to increase the loan interest rate to an amount that would result in the transaction being treated as a loan under federal tax law.

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If the interest due on a Policy Anniversary is not paid, the interest will be borrowed against the policy and added to the Policy Debt. Interest on the Policy Debt will continue to accrue daily if there is an outstanding loan when monthly deductions and premium payments cease at the Life Insured’s Attained Age 100. The policy will go into default at any time the Policy Debt exceeds the Policy Value. At least 61 days prior to termination, we will send you a notice of the pending termination. Payment of interest on the Policy Debt during the 61 day grace period will bring the policy out of default.

Loan Account

When a loan is made, an amount equal to the loan principal, plus interest to the next Policy Anniversary, will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. Amounts transferred into the Loan Account cover the loan principal plus loan interest due to the next Policy Anniversary. You may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

Interest Credited to the Loan Account. Interest is currently credited to amounts in the Loan Account at an effective annual rate of 4%. This rate is guaranteed not to be less than 3.5%.

Loan Account Adjustments. On each Policy Anniversary the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. Amounts transferred to the Loan Account will be taken from the Investment Accounts and the Fixed Account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value.

Loan Repayments. You may repay the Policy Debt in whole or in part at any time prior to the death of the Life Insured, provided that the policy is in force. When a repayment is made, the amount is credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts. We will allocate loan repayments first to the Fixed Account until the amount of the Loan Account associated with the Fixed Account is reduced to zero and then to each Investment Account in the same proportion as the value in the Loan Account associated with that Investment Account bears to the value of the Loan Account.

Amounts paid to us not specifically designated in writing as loan repayments will be treated as premiums. Where permitted by applicable state law, when a portion of the Loan Account amount is allocated to the Fixed Account, we may require that any amounts paid to it be applied to outstanding loan balances.

POLICY SURRENDER AND PARTIAL WITHDRAWALS

Policy Surrender

A policy may be surrendered for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charges and outstanding monthly deductions due (the “Cash Surrender Value”) minus the Policy Debt. If there have been any prior Face Amount increases, the surrender charge will be the sum of the surrender charge for the initial Face Amount plus the surrender charge for each increase. The Net Cash Surrender Value will be determined as of the end of the Business Day on which we receive the policy and your written request for surrender at our Service Office. After a policy is surrendered, the insurance coverage and all other benefits under the policy will terminate.

Partial Withdrawals

You may make a partial withdrawal of the Net Cash Surrender Value once each Policy Month after the first Policy Anniversary. You may specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. For information on surrender charges on a partial withdrawal, see “Charges and Deductions — Surrender Charges.”

Withdrawals will be limited if they would otherwise cause the Face Amount to fall below $100,000.

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Reduction in Face Amount Due to a Partial Withdrawal. If death benefit Option 1 is in effect when a partial withdrawal is made and the death benefit equals the Face Amount, the Face Amount of the policy will be reduced by the amount of the withdrawal plus any applicable surrender charge. Otherwise, if the death benefit is the Minimum Death Benefit as described under “Death Benefit - Minimum Death Benefit,” the Face Amount will be reduced by the amount, if any, by which the withdrawal plus the pro-rata surrender charge exceeds the difference between the death benefit and the Face Amount.

If death benefit Option 2 is in effect, partial withdrawals do not affect the Face Amount of a policy.

When the Face Amount of a policy is based on one or more increases subsequent to issuance of the policy, a reduction resulting from a partial withdrawal will be applied in the same manner as a requested decrease in Face Amount, i.e., against the Face Amount provided by the most recent increase, then against the next most recent increases successively and finally against the initial Face Amount.

LAPSE AND REINSTATEMENT

Lapse

Unless the No-Lapse Guarantee is in effect, the policy will go into default at the beginning of any Policy Month that the policy’s Net Cash Surrender Value would be zero or below after deducting the monthly deduction then due. Therefore, a policy could lapse eventually if increases in Policy Value (prior to deduction of policy charges) are not sufficient to cover policy charges. A lapse could have adverse tax consequences as described under “Tax Considerations - Other Policy Distributions.” We will notify you of the default and will allow a 61 day grace period in which you may make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two Policy Months thereafter, plus any applicable premium charge. If we do not receive the required payment by the end of the grace period, the policy will terminate with no value.

No-Lapse Guarantee

In those states where it is permitted, as long as the No-Lapse Guarantee Cumulative Premium Test is satisfied during the No-Lapse Guarantee Period, as described below, we will guarantee that the policy will not go into default even if adverse investment experience or other factors should cause the policy’s Net Cash Surrender Value to fall to zero or below during such period.

The Monthly No-Lapse Guarantee Premium is one-twelfth of the No-Lapse Guarantee Premium.

The No-Lapse Guarantee Premium is set at issuance of the policy and reflects any Additional Rating and supplementary benefits, if applicable. It is subject to change if there is (i) a change in the Face Amount of the policy, (ii) a change of the death benefit option, (iii) a decrease in the Face Amount of insurance due to a partial withdrawal, or (iv) any change in the supplementary benefits added to the policy or the risk classification of the Life Insured.

The No-Lapse Guarantee Period is described under “Definitions” in Appendix A.

While the No-Lapse Guarantee is in effect, we will determine, at the beginning of any Policy Month that a policy would otherwise be in default, whether the No-Lapse Guarantee Cumulative Premium Test, described below, has been met. If the test has not been satisfied, we will notify the policy owner of that fact and allow a 61-day grace period in which you may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification, will be equal to the lesser of:

  the outstanding premium requirement to satisfy the No-Lapse Guarantee Cumulative Premium Test at the date of default plus the Monthly No-Lapse Guarantee Premium due for the next two Policy Months, or the amount necessary to bring the Net Cash Surrender Value to zero plus the monthly deductions due, plus the next two monthly deductions plus the applicable premium charge.

If we do not receive the required payment by the end of the grace period, the No-Lapse Guarantee and the policy will terminate.

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No-Lapse Guarantee Cumulative Premium Test. The No-Lapse Guarantee Cumulative Premium Test is satisfied if, as of the beginning of the Policy Month that your policy would otherwise be in default, the sum of all premiums paid to date, less any Policy Debt and less any gross withdrawals taken on or before the date of the test, is equal to or exceeds the sum of the Monthly No-Lapse Guarantee Premiums due from the Policy Date to the date of the test.

Death During Grace Period. If the Life Insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.

Reinstatement

A policy owner may, by making a written request, reinstate a policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

  Evidence of the Life Insured’s insurability, satisfactory to the Company, is provided to the Company; and
  A premium equal to the amount that was required to bring the policy out of default immediately prior to termination, plus the amount needed to keep the policy in force to the next scheduled date for payment of the planned premium, must be paid to the Company.

If the reinstatement is approved, the date of reinstatement will be the later of the date we approve the policy owner’s request or the date we receive the required payment at our Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The Policy Value on the date of reinstatement, prior to the crediting of any Net Premium paid on the reinstatement, will be equal to the Policy Value on the date the policy terminated. Any Policy Debt not paid upon termination of a policy will be reinstated if the policy is reinstated.

Generally, the suicide exclusion and incontestability provision will apply from the effective date of the reinstatement. Your policy will indicate if this is not the case. A surrendered policy cannot be reinstated.

THE GENERAL ACCOUNT

The general account of John Hancock USA consists of all assets owned by us other than those in Separate Account A and other separate accounts of the Company. Subject to applicable law, we have sole discretion over investment of the assets of the general account.

By virtue of exclusionary provisions, interests in the general account of John Hancock USA have not been registered under the Securities Act of 1933 (“1933 Act”) and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

Fixed Account

You may elect to allocate Net Premiums to the Fixed Account or to transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. We will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in our general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.

Policy Value in the Fixed Account. The Policy Value in the Fixed Account is equal to:

  the portion of the Net Premiums allocated to it; plus
  any amounts transferred to it; plus
  interest credited to it; less
  any charges deducted from it; less
  any partial withdrawals from it; less
  any amounts transferred from it.
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Interest on the Fixed Account. An allocation of Policy Value to the Fixed Account does not entitle the policy owner to share in the investment experience of the general account. Instead, we guarantee that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of the general account. Consequently, if you pay the planned premiums, allocate all Net Premiums only to the Fixed Account and make no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit of the policy will be determinable and guaranteed.

OTHER PROVISIONS OF THE POLICY

Cash Value Enhancement Riders

The policy may be issued with one of two optional cash value enhancement riders: (1) the Cash Value Enhancement Rider or (2) the Cash Value Enhancement Plus Rider. The decision to add either one of these two riders to a policy must be made at issuance of the policy and, once made, is irrevocable. The benefit of these riders is that the Cash Surrender Value of a policy is enhanced during the period for which surrender charges are applicable. Under the Cash Value Enhancement Rider, the enhancement is provided by reducing the surrender charge that would otherwise have applied upon policy surrender or lapse. The Cash Value Enhancement Rider does not apply to decreases in Face Amount or partial withdrawals. Under the Cash Value Enhancement Plus Rider, there will be no surrender charge.

Under each of the riders, the enhancement in Cash Surrender Value is equal to the surrender charge multiplied by the applicable Cash Value Enhancement Factor. The applicable Cash Value Enhancement Factors under the two riders during the Surrender Charge Period are set forth below:

Cash Value Enhancement Factors (Applicable to Initial Face Amount and Subsequent Increases)
Policy Year	Cash Value Enhancement Rider	Cash Value Enhancement Plus Rider
1	90	100
2	80	100
3	60	100
4	40	100
5	20	100
6+	0	100

Adding either of the Cash Value Enhancement Riders to a policy will alter certain of the charges under the policy, as illustrated in the following table. There will be no change in the monthly administration and cost of insurance charges under the policy.

Comparative Monthly Charges with Addition of Cash Value Enhancement Riders
Charges	The policy
Premium Charge	7.5% for first 10 Policy Years and 5% thereafter
Asset-Based Risk Charge	0% per Policy Year (guaranteed not to exceed 0.3%)
Charges	The policy with Cash Value Enhancement Rider
Premium Charge	8.5% for first 10 Policy Years and 5.5% thereafter
Asset-Based Risk Charge	0% per Policy Year (guaranteed not to exceed 0.3%)
Charges	The policy with Cash Value Enhancement Plus Rider
Premium Charge	3.25% for first 10 Policy Years and 2.25% thereafter
Asset-Based Risk Charge	1% per Policy Year for the first 15 Policy Years (guaranteed not to exceed 1.30%) and 0.25% thereafter (guaranteed not to exceed 0.55%)

Return of Premium Death Benefit Rider

The policy may be issued with an optional Return of Premium Death Benefit Rider if death benefit Option 1 is elected. This rider provides an additional death benefit payable upon the death of the Life Insured after we receive due proof of death. The Return of Premium Rider death benefit is calculated as follows:

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The Return of Premium Rider death benefit is equal to the initial premium. Any subsequent premiums will increase the Rider death benefit at the time of the premium payment by the amount of the premium. Any partial withdrawal will reduce the death benefit at the time of withdrawal by an amount equal to the withdrawal plus any applicable surrender charge (except that the Rider death benefit will not be reduced to less than zero).

Cessation of Increases. Increases in the Return of Premium Rider death benefit coverage will cease at the earlier of:

  the Policy Anniversary coincident with or next following the date we receive your written request for cessation of any further increases;
  the beginning of the Policy Month coincident with or next following the date we approve your written request for a change to death benefit Option 2; or
  the date as of which monthly deductions cease and no further premiums may be paid in determining the amount of the Return of Premium Rider death benefit coverage.

Decreases in Coverage. The Return of Premium Rider death benefit may be decreased if requested by the policy owner. The decrease will take effect at the beginning of the Policy Month on or next following the date the Company approves the request. The Return of Premium Rider death benefit coverage will be reduced by the amount of the requested decrease. Decreases in the death benefit are not subject to pro-rata surrender charges.

Partial Withdrawals. If the policy owner makes a written request for a partial withdrawal of Net Cash Surrender Value while this rider is inforce, the amount of the Return of Premium Rider death benefit coverage will be reduced by the amount of the withdrawal. Any withdrawals will be subject to a pro-rata surrender charge as described under “Charges and Deductions – Surrender Charges.” In addition, any Face Amount reduction that would otherwise be required as a result of the partial withdrawal will be limited to the amount by which the withdrawal plus the surrender charge exceeds the amount of the Return of Premium Rider death benefit.

No-Lapse Guarantee. The No-Lapse Guarantee provisions of the policy apply to the Return of Premium Rider death benefit for the first two Policy Years only.

Policy Owner Rights

Who owns the policy? That’s up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the accounts in which to invest or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we‘ve used the term “you” in this prospectus, we’ve assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

  Determine when and how much you invest in the various accounts in which to invest
  Borrow or withdraw amounts you have in the accounts
  Change the beneficiary who will receive the death benefit
  Change the amount of insurance
  Turn in (i.e., “surrender”) the policy for the full amount of its Net Cash Surrender Value
  Choose the form in which we will pay out the death benefit or other proceeds

It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assignment of Rights. We will not be bound by an assignment until we receive a copy of the assignment at our Service Office. We assume no responsibility for the validity or effects of any assignment.

Beneficiary

One or more beneficiaries of the policy may be appointed by the policy owner by naming them in the application. Beneficiaries may be appointed in three classes—primary, secondary, and final. Beneficiaries in the same class will share equally in the insurance benefit payable to them. Beneficiaries may be revocable or irrevocable. Unless an irrevocable

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designation has been elected, you may change the beneficiary during the Life Insured’s lifetime by giving written notice to us in a form satisfactory to us. The change will take effect as of the date such notice is signed. If the Life Insured dies and there is no surviving beneficiary, the policy owner, or the policy owner’s estate if the policy owner is the Life Insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the Life Insured, we will pay the insurance benefit as if the beneficiary had died before the Life Insured.

Incontestability

We will not contest the validity of a policy after it has been in force during any Life Insured’s lifetime for two years from the Issue Date. We will not contest the validity of an increase in Face Amount, after such increase or addition has been in force during the lifetime of the Life Insured for two years. If a policy has been reinstated and been in force during the lifetime of the Life Insured for less than two years from the reinstatement date, we can contest any misrepresentation of a fact material to the reinstatement.

Misstatement of Age or Sex

If the stated age or sex, or both, of the Life Insured in the policy are incorrect, we will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.

Suicide Exclusion

If the Life Insured, whether sane or insane, dies by suicide within two years after the Issue Date stated in the policy (or within the maximum period permitted by the state in which the policy was delivered, if less than two years), the policy will terminate and we will pay only the premiums paid less any partial Net Cash Surrender Value withdrawal and less any Policy Debt.

If the Life Insured dies by suicide within two years after the effective date of an increase in Face Amount, the death benefit for that increase will be limited to the monthly deductions taken for the increase.

We reserve the right to obtain evidence of the manner and cause of death of the Life Insured.

Supplementary Benefits

Subject to certain requirements, one or more supplementary benefits may be added to a policy, including those providing a death benefit guarantee, term insurance for an additional insured, providing accidental death coverage, waiving monthly deductions upon disability, accelerating benefits in the event of a terminal illness, and, in the case of corporate owned policies, permitting a change of the Life Insured (a taxable event). More detailed information concerning these supplementary benefits may be obtained from us. The cost, if any, for supplementary benefits will be deducted as part of the monthly deductions.

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

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General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.)

Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.

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It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Separate Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

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7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

  First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
  Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
  Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
  is made on or after the date on which the policy owner attains age 59½;
  is attributable to the policy owner becoming disabled; or
  is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued.

If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

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Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

OTHER INFORMATION

Payment of Proceeds

As long as the policy is in force, John Hancock USA will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at its Service Office of all the documents required for such a payment. We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit on all amounts in John Hancock retained asset account. Please contact our Service Office for more information.

We may delay, for up to six months, the payment from the Fixed Account of any policy loans, surrenders, partial withdrawals, or insurance benefit. In the case of any such payments from any Investment Account, we may delay payment during any period during which (i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings), (ii) trading on the New York Stock Exchange is restricted, and (iii) an emergency exists, as determined by the SEC, as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.

Reports to Policy Owners

Within 30 days after each Policy Anniversary, John Hancock USA will send the policy owner a statement showing, among other things:

  the amount of death benefit;
  the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;
  the value of the units in each Investment Account to which the Policy Value is allocated;
  the Policy Debt and any loan interest charged since the last report;
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  the premiums paid and other policy transactions made during the period since the last report; and
  any other information required by law.

Each policy owner will also be sent an annual and a semi-annual report for each portfolio which will include a list of the securities held in each portfolio as required by the 1940 Act.

Distribution of policies

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 601 Congress Street, Boston, MA 02210 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate, Signator Investors, Inc., is one such broker-dealer. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.

Compensation

The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer, Signator Investors, Inc., may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 135% of the target premium paid in the first policy year, and 7% of the target premium paid in years 2-15. Compensation on any premium paid in excess of target premium will not exceed 8% in year 1 and 5% in years 2-15. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).

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Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

Responsibilities of John Hancock USA

John Hancock USA entered into an agreement with JH Distributors pursuant to which John Hancock USA, on behalf of JH Distributors will pay the sales commissions in respect of the policies and certain other policies issued by John Hancock USA, prepare and maintain all books and records required to be prepared and maintained by JH Distributors with respect to the policies and such other policies, and send all confirmations required to be sent by JH Distributors with respect to the policies and such other policies. JH Distributors will promptly reimburse John Hancock USA for all sales commissions paid by John Hancock USA and will pay John Hancock USA for its other services under the agreement in such amounts and at such times as agreed to by the parties.

Finally, John Hancock USA may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of the insured.

Voting Rights

As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular portfolio. John Hancock USA is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders’ meeting. However, John Hancock USA will vote shares held in the sub-accounts in accordance with instructions received from policy owners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policy owners are received, including shares not attributable to the policies, will be voted by John Hancock USA in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit John Hancock USA to vote shares held in the Separate Account in its own right, it may elect to do so.

The number of shares in each sub-account for which instructions may be given by a policy owner is determined by dividing the portion of the policy value derived from participation in that sub-account, if any, by the value of one share of the corresponding portfolio. The number will be determined as of a date chosen by John Hancock USA, but not more than 90 days before the shareholders’ meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.

John Hancock USA may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the portfolios, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that John Hancock USA reasonably disapproves such changes in accordance with applicable federal regulations. If John Hancock USA disregards voting instructions, it will advise policy owners of that action and its reasons for such action in the next communication to policy owners.

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Substitution of Portfolio Shares

It is possible that in the judgment of the Company, one or more of the portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, John Hancock USA may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and one or more state insurance departments may be required.

John Hancock USA reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or (vi) to transfer assets from the Separate Account to another separate account and from another separate account to the Separate Account. We also reserve the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.

Records and Accounts

The Service Office will perform administrative functions, such as decreases, increases, surrenders and partial withdrawals, and fund transfers on behalf of the Company.

All records and accounts relating to the Separate Account and the portfolios will be maintained by the Company. All financial transactions will be handled by the Company. All reports required to be made and information required to be given will be provided by the Company.

State Regulation

John Hancock USA is subject to the regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The policies have been filed with insurance officials in each jurisdiction where they are sold.

John Hancock USA is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

Financial statements reference

The financial statements of John Hancock USA and the Separate Account can be found in the Statement of Additional Information. The financial statements of John Hancock USA should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon the ability of John Hancock USA to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.

Registration statement filed with the SEC

This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2012, and for each of the two years in the period ended December 31, 2012, appearing in the Statement of Additional Information of the Registration Statement have been

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audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

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APPENDIX A: DEFINITIONS

Additional Rating: is an increase to the Cost of Insurance rate for Life Insureds who do not meet, at a minimum, the Company’s underwriting requirements for the standard risk classification.

Attained Age: is the age of the Life Insured on the Policy Date plus the number of whole years that have elapsed since the Policy Date.

Business Day: is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled daytime trading of the New York Stock Exchange on that day.

Cash Surrender Value: is the Policy Value less the surrender charge and any outstanding monthly deductions due.

Gross Withdrawal: is the amount of partial Net Cash Surrender Value the policy owner requests plus any surrender charge applicable to the withdrawal.

Effective Date: is the date the underwriters approve issuance of the policy. If the policy is approved without the initial premium, the Effective Date will be the date the Company receives at least the minimum initial premium at our Service Office. The Company will take the first monthly deduction on the Effective Date.

Fixed Account: is that part of the Policy Value which reflects the value the policy owner has in the general account of the Company.

Investment Account: is that part of the Policy Value which reflects the value the policy owner has in one of the sub-accounts of the Separate Account.

Issue Date: is the date the Company issued the policy. The Issue Date is also the date from which the Suicide and Incontesibility provisions of the policy are measured.

Life Insured: is the person whose life is insured under this policy.

Loan Account: is that part of the Policy Value which reflects the value transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.

Loan Interest Credited Differential: is the difference between the rate of interest charged on a Policy Loan and the rate of interest credited to amounts in the Loan Account.

Maximum Loanable Amount: is 100% of the policy Net Cash Surrender Value less estimated charges to the next Policy Anniversary, including loan interest.

Minimum Death Benefit: is on any date the Policy Value on that date multiplied by the applicable Minimum Death Benefit percentage for the Attained Age of the Life Insured.

Monthly No-Lapse Guarantee Premium: is one-twelfth of the No-Lapse Guarantee Premium.

Net Cash Surrender Value: is the Cash Surrender Value less the Policy Debt.

Net Policy Value: is the Policy Value less the value in the Loan Account.

Net Premium: is the gross premium paid less the premium charge. It is the amount of premium allocated to the Fixed Account and/or Investment Accounts.

No-Lapse Guarantee: is a provision of the policy which occurs when the policy is in the No-Lapse Guarantee Period, and meets the No-Lapse Guarantee Cumulative Premium Test. If such a condition is met the policy will not lapse, even when the Net Cash Surrender Value falls to or below zero.

No-Lapse Guarantee Period: is the period, set at issue, during which the No-Lapse Guarantee is provided. The No-Lapse Guarantee Period is fixed at the lesser of (a) twenty years or (b) the number of years remaining until the Life Insured’s age is 95, depending upon applicable state law requirements. Certain states may have a shorter guarantee period. The No Lapse Guarantee Period for a particular policy is stated in the policy.

No-Lapse Guarantee Premium: is the annual premium used to determine the Monthly No-Lapse Guarantee Premium. It is set at issue and is recalculated, prospectively, whenever any of the following changes occur under the policy:

  the Face Amount of insurance changes.
  a Supplementary Benefit is added, changed or terminated.
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  the risk classification of the Life Insured changes.
  a temporary Additional Rating is added (due to a Face Amount increase), or terminated.
  the death benefit option changes.

No-Lapse Guarantee Cumulative Premium: is the minimum amount due to satisfy the No-Lapse Guarantee Cumulative Premium Test. This amount equals the sum, from issue to the date of the test, of the Monthly No-Lapse Guarantee Premiums.

No-Lapse Guarantee Cumulative Premium Test: is a test that, if satisfied, during the No Lapse Guarantee Period will keep the policy in force when the Net Cash Surrender Value is less than zero. The test is satisfied if the sum of all premiums paid, less any Gross Withdrawals and less any Policy Debt, is greater than or equal to the sum of the monthly No-Lapse Guarantee Premiums due since the Policy Date.

Policy Date: is the date coverage takes effect under the policy, provided the Company receives the minimum initial premium at its Service Office, and is the date from which charges for the first monthly deduction are calculated, and the date from which Policy Years, Policy Months, and Policy Anniversaries are determined.

Policy Debt: as of any date equals (a) plus (b) plus (c) minus (d), where:

(a) is the total amount of loans borrowed as of such date;

(b) is the total amount of any unpaid loan interest charges which have been borrowed against the policy on a Policy Anniversary;

(c) is any interest charges accrued from the last Policy Anniversary to the current date; and

(d) is the total amount of loan repayments as of such date.

Policy Value: is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.

Service Office Address: is 197 Clarendon Street, Boston, MA 02116-5010.

Surrender Charge Period: is the period following the Policy Date or following any increase in Face Amount during which the Company will assess surrender charges. Surrender charges will apply during this period if the policy terminates due to default, if the policy owner surrenders the policy or makes a partial withdrawal.

Surrender Charge Premium Limit: is used to determine the surrender charge. The Surrender Charge Premium Limit for the initial Face Amount is stated in the policy. The Company will advise the policy owner of the Surrender Charge Premium Limit for any increase in Face Amount.

Written Request: is the policy owner’s request to the Company which must be in a form satisfactory to the Company, signed and dated by the policy owner, and received at the Service Office.

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In addition to this prospectus, John Hancock USA has filed with the SEC a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements for John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.

JOHN HANCOCK USA SERVICE OFFICE
Principal Office & Express Delivery	Mail Delivery
197 Clarendon Street Boston, MA 02116-5010	1 John Hancock Way, Suite 1350 Boston, MA 02217-1099
Phone:	Fax:
1-800-827-4546	1-416-926-5339

Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act File No. 811-4834  —  1933 Act File No. 333-85284

Statement of Additional Information
dated April 29, 2013

for interests in

John Hancock Life Insurance Company (U.S.A.) Separate Account A
(Name of Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)
(Name of Depositor)

This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting the John Hancock USA Service Office by mail or telephone at the address or telephone number listed on the back page of the prospectus.

Contents of this SAI	Page No.
Description of the Depositor	2
Description of the Registrant	2
Services	2
Independent registered public accounting firm	2
Legal and Regulatory Matters	2
Principal Underwriter/Distributor	3
Additional Information About Charges	3
Reduction in Charges	4
Financial Statements of Registrant and Depositor	F-1

Description of the Depositor

Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” John Hancock USA (“Depositor”) is a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. The Depositor is a licensed life insurance company in the District of Columbia and all states of the United States except New York. Until 2004, the Depositor was known as The Manufacturers Life Insurance Company (U.S.A.).

The Depositor’s ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Description of the Registrant

Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Registrant” or “Separate Account”), is a separate account established by the Depositor under Michigan law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Separate Account. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of the Depositor.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

Administration of policies issued by the Depositor and of registered separate accounts organized by the Depositor may be provided by other affiliates. Neither the Depositor nor the separate accounts are assessed any charges for such services.

Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is 2 Avenue De Lafayette, LCC5N, Boston, Massachusetts, 02111.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2012, and for each of the two years in the period ended December 31, 2012, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Legal and Regulatory Matters

There are no legal proceedings to which the Depositor, the Separate Account or the principal underwriter is a party or to which the assets of the Separate Account are subject that are likely to have a material adverse effect on the Separate Account or the ability of the principal underwriter to perform its contract with the Separate Account or of the Depositor to meet its obligations under the policies.

2

Principal Underwriter/Distributor

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with the Depositor, is the principal distributor and underwriter of the securities offered through the prospectus. JH Distributors acts as the principal distributor of a number of other life insurance and annuity products we and our affiliates offer or maintain. JH Distributors also acts as the principal underwriter of John Hancock Variable Insurance Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other life insurance and annuity products we offer or maintain.

JH Distributors’ principal address is 601 Congress Street, Boston, MA 02210, and it also maintains offices with us at 197 Clarendon Street, Boston, MA 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate Signator Investors, Inc. is one such broker-dealer.

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2012, 2011, and 2010 was $156,801,522, $158,741,294 and $145,301,936, respectively. JH Distributors did not retain any of these amounts during such periods.

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

  Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
  Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.
  Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

Our affiliated broker-dealer, Signator Investors, Inc., may pay its respective registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Additional Information About Charges

A policy will not be issued until the underwriting process has been completed to our satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

3

Reduction in Charges

The policy may be available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. We reserve the right to reduce any of the policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. We may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

333-85284	333-131299	333-153252
333-88748	333-141692	333-157212
333-71136	333-148991	333-179570
333-100597	333-151630
333-124150
4

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2012, 2011, and 2010

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (U.S.A.) (the Company) as of December 31, 2012 and 2011, and the related consolidated statements of operations, comprehensive income (loss), changes in shareholder’s equity, and cash flows for each of the three years in the period ended December 31, 2012. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company at December 31, 2012 and 2011, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2012 the Company changed its method of accounting for costs relating to the acquisition of insurance contracts; in 2011 the Company changed its method of accounting for separate account assets; and in 2010 the Company changed its method of accounting and reporting for variable interest entities.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 27, 2013

F-1

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS

	December 31,
	2012	2011

	(in millions)
Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2012—$58,066; 2011—$63,649)	$64,996	$69,225
Held-for-trading—at fair value (amortized cost: 2012—$1,351; 2011—$1,420) (includes variable interest entity assets of $62 and $177 at December 31, 2012 and 2011, respectively)	1,441	1,477
Equity securities:
Available-for-sale—at fair value (amortized cost: 2012—$294; 2011—$358)	386	439
Held-for-trading—at fair value (amortized cost: 2012—$123; 2011—$97)	130	97
Mortgage loans on real estate	13,192	13,974
Investment real estate, agriculture, and timber	5,316	4,304
Policy loans	5,264	5,220
Short-term investments	2,166	1,618
Other invested assets	4,887	4,501

Total Investments	97,778	100,855
Cash and cash equivalents (includes variable interest entity assets of $8 and $18 at December 31, 2012 and 2011, respectively)	3,511	3,296
Accrued investment income (includes variable interest entity assets of $1 and $3 at December 31, 2012 and 2011, respectively)	1,039	1,065
Goodwill	953	953
Value of business acquired	1,196	1,321
Deferred policy acquisition costs and deferred sales inducements	5,913	6,298
Amounts due from and held for affiliates	3,805	3,808
Intangible assets	1,250	1,270
Reinsurance recoverable	12,812	11,263
Derivative assets	11,853	11,953
Current income tax receivable	135	20
Amounts on deposit with reinsurers	6,763	-
Other assets	2,740	2,444
Separate account assets	140,626	129,326

Total Assets	$290,374	$273,872

The accompanying notes are an integral part of these consolidated financial statements.

F-2

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS – (CONTINUED)

	December 31,
	2012	2011

	(in millions)
Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$92,264	$88,989
Policyholders’ funds	6,788	7,162
Unearned revenue	1,466	1,966
Unpaid claims and claim expense reserves	1,269	1,445
Policyholder dividends payable	497	558
Amounts due to affiliates	2,490	2,556
Short-term debt	14	11
Long-term debt (includes variable interest entity liabilities of $47 and $139 at December 31, 2012 and 2011, respectively)	520	627
Consumer notes	716	819
Deferred income tax liability	4,218	3,922
Coinsurance funds withheld	6,275	5,452
Payables for collateral on derivatives	2,126	1,446
Derivative liabilities (includes variable interest entity liabilities of $0 and $4 at December 31, 2012 and 2011, respectively)	8,439	7,813
Other liabilities (includes variable interest entity liabilities of $3 and $4 at December 31, 2012 and 2011, respectively)	4,006	4,163
Separate account liabilities	140,626	129,326

Total Liabilities	271,714	256,255

Commitments, Guarantees, Contingencies, and Legal Proceedings

Shareholder’s Equity
Preferred stock ($1.00 par value; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2012 and 2011)	-	-
Common stock ($1.00 par value; 50,000,000 shares authorized; 4,728,939 shares issued and outstanding at December 31, 2012 and 2011)	5	5
Additional paid-in capital	12,790	12,789
Retained earnings	247	406
Accumulated other comprehensive income	5,405	4,158

Total Company Shareholder’s Equity	18,447	17,358
Noncontrolling interests	213	259

Total Shareholder’s Equity	18,660	17,617

Total Liabilities and Shareholder’s Equity	$290,374	$273,872

The accompanying notes are an integral part of these consolidated financial statements.

F-3

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years ended December 31,
	2012	2011	2010

	(in millions)
Revenues
Premiums	$2,799	$2,996	$3,632
Fee income	4,724	5,717	3,771
Net investment income	4,559	4,989	4,496
Net realized investment and other gains (losses):
Total other-than-temporary impairment losses	(125)	(93)	(176)
Portion of loss recognized in other comprehensive income	26	21	57

Net impairment losses recognized in earnings	(99)	(72)	(119)
Other net realized investment and other gains (losses)	(2,069)	3,207	201

Total net realized investment and other gains (losses)	(2,168)	3,135	82
Other revenue	143	124	200

Total revenues	10,057	16,961	12,181

Benefits and expenses
Benefits to policyholders	6,401	7,639	6,611
Policyholder dividends	663	811	846
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,385	2,841	682
Goodwill impairment	-	500	1,600
Other operating costs and expenses	2,374	6,313	3,230

Total benefits and expenses	10,823	18,104	12,969

Income (loss) before income taxes	(766)	(1,143)	(788)

Income tax expense (benefit)	(633)	(332)	176

Net income (loss)	(133)	(811)	(964)

Less: net income (loss) attributable to noncontrolling interests	26	44	36

Net income (loss) attributable to the Company	$(159)	$(855)	$(1,000)

The accompanying notes are an integral part of these consolidated financial statements.

F-4

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

	Years ended December 31,
	2012	2011	2010

	(in millions)
Net income (loss)	$(133)	$(811)	$(964)

Other comprehensive income (loss), net of tax
Change in unrealized investment gains (losses):
Unrealized investment gains (losses) arising during the period	1,544	1,937	1,291
Reclassification adjustment for (gains) losses realized in net income	(686)	(692)	(510)
Change in foreign currency translation adjustment	(50)	13	(53)
Change in pension and postretirement benefits:
Prior service cost	-	-	(2)
Net actuarial loss	-	-	9
Change in net unrealized gain on split-dollar life insurance benefit	-	-	2
Change in unrealized gains (losses) on derivative instruments designated as cash flow hedges:
Unrealized gains (losses) on the effective portion of the change in fair value of cash flow hedges	648	1,777	(37)
Reclassification of net cash flow hedge (gains) losses to net income	(209)	(59)	(129)
Transfer of certain pension and postretirement benefit plans to Parent	-	-	473

Total other comprehensive income (loss), net of tax	1,247	2,976	1,044

Total comprehensive income (loss)	$1,114	$2,165	$80

Income taxes included in other comprehensive income (loss)
Change in unrealized investment gains (losses):
Income tax expense (benefit) from unrealized investment gains arising during the period	831	1,044	696
Income tax (expense) benefit related to reclassification adjustment for gains realized in net income (loss)	(369)	(373)	(275)
Change in pension and postretirement benefits:
Income tax expense (benefit) related to change in prior service cost	-	-	(1)
Income tax expense (benefit) from change in net actuarial loss	-	-	5
Change in income tax expense (benefit) from change in net unrealized gain on split-dollar life insurance benefit	-	-	1
Change in unrealized gains (losses) on derivative instruments designated as cash flow hedges:
Income tax expense (benefit) from unrealized gains on the effective portion of the change in fair value cash flow hedges	349	957	(20)
Income tax (expense) benefit related to reclassification of net cash flow hedge gains to net income (loss)	(113)	(32)	(69)
Income tax expense (benefit) related to transfer of certain pension and postretirement benefit plans to Parent	-	-	255

Total income tax expense (benefit) in other comprehensive income (loss)	$698	$1,596	$592

The accompanying notes are an integral part of these consolidated financial statements.

F-5

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity attributable to the Company	Non-controlling Interests	Total Shareholders’s Equity	Outstanding Shares

	(in millions, except for shares outstanding)							(in thousands)
Balance at January 1, 2010 (as previously reported)	$5	$12,427	$2,822	$129	$15,383	$193	$15,576	4,829
Cumulative effect of change in accounting principle, net of tax (Note 1)	-	-	(595)	9	(586)	-	(586)

Balance at January 1, 2010 (as currently reported)	$5	$12,427	$2,227	$138	$14,797	$193	$14,990	4,829
Net income (loss)	-	-	(1,000)	-	(1,000)	36	(964)
Other comprehensive income (loss), net of tax	-	-	-	571	571	-	571
Adoption of ASC 810, consolidation of variable interest entities	-	-	(2)	-	(2)	45	43
Share-based payments	-	12	-	-	12	-	12
Contributions from noncontrolling interests	-	-	-	-	-	23	23
Distributions to non-controlling interests	-	-	-	-	-	(52)	(52)
Transfer of certain pension and postretirement benefit plans to Parent	-	(13)	-	473	460	-	460
Capital contribution from Parent	-	350	-	-	350	-	350

Balance at December 31, 2010	$5	$12,776	$1,225	$1,182	$15,188	$245	$15,433	4,829

The accompanying notes are an integral part of these consolidated financial statements.

F-6

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY – (CONTINUED)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity attributable to the Company	Non-controlling Interests	Total Shareholders’s Equity	Outstanding Shares

	(in millions, except for shares outstanding)							(in thousands)
Balance at January 1, 2011	$5	$12,776	$1,225	$1,182	$15,188	$245	$15,433	4,829
Cumulative effect of change in accounting principle, net of tax (Note 1)	-	-	36	-	36	-	36

Balance at January 1, 2011	$5	$12,776	$1,261	$1,182	$15,224	$245	$15,469	4,829
Net income (loss)	-	-	(855)	-	(855)	44	(811)
Other comprehensive income (loss), net of tax	-	-	-	2,976	2,976	-	2,976
Share-based payments	-	13	-	-	13	-	13
Contributions from noncontrolling interests	-	-	-	-	-	64	64
Distributions to non-controlling interests	-	-	-	-	-	(94)	(94)

Balance at December 31, 2011	$5	$12,789	$406	$4,158	$17,358	$259	$17,617	4,829

Net income (loss)	-	-	(159)	-	(159)	26	(133)
Other comprehensive income (loss), net of tax	-	-	-	1,247	1,247	-	1,247
Share-based payments	-	3	-	-	3	-	3
Acquisition of noncontrolling interests	-	(2)	-	-	(2)	-	(2)
Contributions from noncontrolling interests	-	-	-	-	-	42	42
Distributions to non-controlling interests	-	-	-	-	-	(114)	(114)

Balance at December 31, 2012	$5	$12,790	$247	$5,405	$18,447	$213	$18,660	4,829

The accompanying notes are an integral part of these consolidated financial statements.

F-7

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years ended December 31,
	2012	2011	2010

	(in millions)
Cash flows from operating activities:
Net income (loss)	$(133)	$(811)	$(964)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	(5)	27	174
Net realized investments and other (gains) losses	2,168	(3,135)	(82)
Change in expected internal rate of return on leveraged leases	247	-	118
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,385	2,841	682
Capitalization of deferred policy acquisition costs and deferred sales inducements	(719)	(766)	(1,039)
Goodwill impairment	-	500	1,600
Depreciation and amortization	152	140	132
Net cash flows from trading securities	73	234	143
(Increase) decrease in accrued investment income	27	(91)	(77)
(Increase) decrease in other assets and other liabilities, net	(752)	521	151
Increase (decrease) in policyholder liabilities and accruals, net	(1,279)	3,980	1,305
Interest credited to policyholder liabilities	1,180	1,156	1,148
Increase (decrease) in deferred income taxes	(378)	(100)	401

Net cash provided by (used in) operating activities	1,966	4,496	3,692

Cash flows from investing activities:
Sales of:
Fixed maturities	21,625	27,779	20,277
Equity securities	264	233	1,153
Mortgage loans on real estate	1,347	1,367	961
Investment real estate, agriculture, and timber	42	43	22
Other invested assets	527	122	377
Maturities, prepayments, and scheduled redemptions of:
Fixed maturities	1,369	2,316	1,834
Mortgage loans on real estate	338	367	383
Other invested assets	238	267	233
Purchases of:
Fixed maturities	(22,647)	(31,201)	(27,115)
Equity securities	(193)	(185)	(1,118)
Investment real estate, agriculture, and timber	(1,134)	(814)	(602)
Other invested assets	(1,082)	(943)	(1,031)
Mortgage loans on real estate issued	(1,821)	(2,443)	(2,117)
Net (purchases) redemptions of short-term investments	(548)	(147)	2,501
Other, net	(27)	111	15

Net cash provided by (used in) investing activities	(1,702)	(3,128)	(4,227)

The accompanying notes are an integral part of these consolidated financial statements.

F-8

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS – (CONTINUED)

	Years ended December 31,
	2012	2011	2010

	(in millions)
Cash flows from financing activities:
Capital contribution from Parent	-	-	350
Increase (decrease) in amounts due to affiliates	(37)	63	(1,254)
Universal life and investment-type contract deposits	3,090	3,573	4,015
Universal life and investment-type contract maturities and withdrawals	(3,083)	(4,168)	(4,269)
Net transfers from (to) separate accounts related to universal life and investment-type contracts	512	156	7
Excess tax benefits related to share-based payments	-	-	5
Repayments of consumer notes, net	(103)	(147)	(239)
Issuance of short-term debt	2	6	2
Repayments of short-term debt	-	(2)	(1)
Issuance of long-term debt	1	1	2
Repayments of long-term debt	(106)	(213)	(101)
Contributions from noncontrolling interests	42	64	23
Distributions to noncontrolling interests	(114)	(94)	(52)
Unearned revenue on financial reinsurance	(254)	(82)	(112)
Net reinsurance recoverable	1	(1)	(23)

Net cash provided by (used in) financing activities	(49)	(844)	(1,647)

Net increase (decrease) in cash and cash equivalents	215	524	(2,182)
Adoption of ASC 810, consolidation of variable interest entities	-	-	39
Cash and cash equivalents at beginning of year	3,296	2,772	4,915

Cash and cash equivalents at end of year	$3,511	$3,296	$2,772

Non-cash financing activities during the year:
Transfer of assets for fixed deferred annuity reinsurance transactions	$(6,768)	$-	$-
Transfer of certain pension and postretirement benefit plans to Parent	-	-	(13)

The accompanying notes are an integral part of these consolidated financial statements.

F-9

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company (U.S.A.) (“JHUSA”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

JHUSA and its subsidiaries (“the Company”) provide a wide range of insurance and investment products to both individual and institutional customers located primarily in the United States. These products, including individual life insurance, individual and group long-term care insurance, and mutual funds, are sold through an extensive network of agents, securities dealers, and other financial institutions. The Company also offers investment management services to the Company’s separate account, mutual fund, and institutional customers. The Company suspended sales of all its individual and group fixed and variable annuities. The Company is licensed to sell insurance in 50 states of the United States.

The Company manages individual and group fixed and variable annuity, and individual life insurance contracts (collectively, the contracts) for both individual and institutional customers. Amounts invested in the fixed portion of the contracts are allocated to the general account of the Company. Amounts invested in the variable portion of the contracts are allocated to the separate accounts of the Company. Each of these separate accounts invests in shares of one of the various portfolios of the John Hancock Variable Insurance Trust (“JHVIT”), a no-load, open-end investment management company organized as a Massachusetts business trust, or in open-end investment management companies offered and managed by unaffiliated third parties.

Basis of Presentation. These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from these estimates.

The accompanying consolidated financial statements include the accounts of the Company, including its majority-owned and controlled subsidiaries and variable interest entities (“VIEs”) in which the Company is the primary beneficiary or has control over the VIE. Partnerships, joint venture interests, and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. All significant intercompany transactions and balances have been eliminated. For further discussion regarding VIEs, see the Relationships with Variable Interest Entities Note.

Reclassifications. Certain prior year amounts have been reclassified to conform to the current year presentation. The Company’s accounting policy is to present all ceded net investment income and realized gains (losses) associated with affiliated reinsurance contracts as part of other operating costs and expenses. To be consistent for all affiliated reinsurance contracts, the Company reclassified $1,788 million and ($196) million from net realized investment and other gains (losses) to other operating costs and expenses for the years ended December 31, 2011 and 2010, respectively. There was no impact to net income for this change in presentation.

Investments. The Company determines the classification of its financial assets at initial recognition. Fixed maturity and equity securities are recognized initially at fair value plus, in the case of investments not held for trading, directly attributable transaction costs. The Company classifies its fixed maturity and equity securities, other than leveraged leases, as either available-for-sale or held-for-trading and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder’s equity, net of policyholder related amounts and deferred income taxes. Unrealized investment gains and losses related to held-for-trading securities are reflected in net realized investment and other gains (losses).

Interest income on fixed maturity securities is generally recognized on the accrual basis. The amortized cost of fixed maturity securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts is on an effective yield basis and is included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the fixed maturity security.

The Company classifies its leveraged leases as fixed maturity securities and calculates their carrying value by accruing income at their expected internal rate of return.

F-10

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities primarily include common stock. Dividends are recorded as income on the ex-dividend date. The Company recognizes an impairment loss only when management does not expect to recover the cost of the equity security. In determining whether an equity security is impaired, the Company considers its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value. Equity securities that do not have readily determinable fair values are included in other invested assets.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When contractual payments of mortgage investments are more than 90 days in arrears or when loans are considered impaired, interest is no longer accrued. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is applied to reduce the outstanding investment balance. Interest received on other mortgage loans that are on non-accrual status is recorded as interest income on a cash basis. If foreclosure becomes probable, the measurement method used is based on the collateral’s fair value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, agriculture, and timber, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate, agriculture, and timber is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

Derivative Financial Instruments. The Company uses derivative financial instruments (“derivatives”) to manage exposures to foreign currency, interest rate, credit, and other market risks arising from on-balance sheet financial instruments, certain insurance contract liabilities, and selected anticipated transactions. Derivatives are recorded at fair value. Derivatives with unrealized gains are reported as derivative assets and derivatives with unrealized losses are reported as derivative liabilities. Derivatives embedded in other instruments (“host instruments”), such as investment securities, reinsurance contracts, and certain benefit guarantees, are separately recorded as derivatives when their economic characteristics and risks are not closely related to those of the host instrument, the terms of the embedded derivative are the same as those of a stand-alone derivative, and the host instrument is not held-for-trading or carried at fair value.

A determination is made for each relationship as to whether hedge accounting can be applied. Where hedge accounting is not applied, changes in fair value of derivatives are recorded in net realized investment and other gains (losses).

Where the Company has elected to use hedge accounting, a hedge relationship is designated and documented at inception. Hedge effectiveness is evaluated at inception and throughout the term of the hedge, and hedge accounting is only applied

F-11

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

when the Company expects that each hedging instrument will be highly effective in achieving offsetting changes in fair value or changes in cash flows attributable to the risk being hedged. Hedge effectiveness is assessed quarterly using a variety of consistently applied techniques, including regression analysis and cumulative dollar offset. When it is determined that the hedging relationship is no longer effective or the hedged item has been sold or terminated, the Company discontinues hedge accounting prospectively. In such cases, if the derivative hedging instruments are not sold or terminated, any subsequent changes in fair value of the derivative are recognized in net realized investment and other gains (losses).

For derivatives that are designated as hedging instruments, changes in fair value are recognized according to the nature of the risks being hedged, as discussed below.

Fair Value Hedges. In a fair value hedging relationship, changes in the fair value of the hedging derivatives are recorded in net realized investment and other gains (losses), along with changes in fair value attributable to the hedged risk. The carrying value of the hedged item is adjusted for changes in fair value attributable to the hedged risk. To the extent the changes in the fair value of derivatives do not offset the changes in the fair value of the hedged item attributable to the hedged risk in net realized investment and other gains (losses), any ineffectiveness will remain in net realized investment and other gains (losses). When hedge accounting is discontinued, the carrying value of the hedged item is no longer adjusted and the cumulative fair value adjustments are amortized to net investment income over the remaining term of the hedged item unless the hedged item is sold, at which time the balance is recognized immediately in net investment income.

Cash Flow Hedges. In a cash flow hedge relationship, the effective portion of the changes in the fair value of the hedging instrument is recorded in accumulated other comprehensive income (AOCI), while the ineffective portion is recognized in net realized investment and other gains (losses). Unrealized gains and losses recorded in AOCI are recognized in income during the same periods as the variability in the cash flows hedged or the hedged forecasted transactions are recognized.

Unrealized gains and losses on cash flow hedges recorded in AOCI are reclassified immediately to income when the hedged item is sold or the forecasted transaction is no longer expected to occur. When a hedge is discontinued, but the hedged forecasted transaction remains highly probable to occur, the amounts in AOCI are reclassified to net realized investment and other gains (losses) in the periods during which variability in the cash flows hedged or the hedged forecasted transaction is recognized in income.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Goodwill, Value of Business Acquired, and Other Intangible Assets. Goodwill represents primarily the excess of the cost over the fair value of identifiable net assets acquired by MFC, on April 28, 2004 (the “acquisition date”). The allocation of purchase consideration resulted in the recognition of goodwill, value of business acquired (“VOBA”), and other intangible assets as of the acquisition date.

VOBA is the present value of estimated future profits of insurance policies in-force related to businesses acquired by MFC. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs (“DAC”) and tests for recoverability at least annually.

Other intangible assets include brand name, investment management contracts (fair value of the investment management relationships between the Company and the mutual funds managed by the Company), distribution networks, and other investment management contracts (institutional investment management contracts managed by the Company’s investment management subsidiaries) recognized at the acquisition date. Brand name and investment management contracts are not subject to amortization. Distribution networks and other investment management contracts are amortized over their respective estimated lives in other operating costs and expenses.

The Company tests goodwill and intangible assets not subject to amortization for impairment at least annually, or more frequently if circumstances indicate impairment may have occurred. Amortizing intangible assets are reviewed for impairment only upon the occurrence of certain triggering events. An impairment is recorded whenever goodwill or an intangible asset’s fair value is deemed to be less than its carrying value. For discussions regarding goodwill impairments recorded during the years ended December 31, 2012, 2011, and 2010, see the Goodwill, Value of Business Acquired, and Other Intangible Assets Note.

F-12

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Deferred Policy Acquisition Costs, Deferred Sales Inducements, and Unearned Revenue. DAC are costs that are directly related to the successful acquisition or renewal of insurance contracts. Such costs include: (1) incremental direct costs of contract acquisition, such as commissions; (2) the portion of an employee’s total compensation and benefits directly related to underwriting, policy issuance and processing, medical inspection, and contract selling of new and renewal insurance contracts with respect to actual policies acquired or renewed; (3) other costs directly related to acquisition or renewal activities that would not have been incurred had a policy not been acquired or renewed; and (4) in limited circumstances, the costs of direct response advertising whose primary purpose is to elicit sales to customers who could be shown to have responded specifically to the advertising and that results in contract acquisition. All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized investment and other gains (losses), and mortality and expense margins. DAC amortization includes retrospective adjustments when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on investments as if these gains (losses) had been realized, with corresponding credits or charges included in AOCI.

DAC and unearned revenue related to non-participating traditional life insurance and DAC related to long-term care insurance are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual and group annuity products. The Company defers sales inducements (“DSI”) and amortizes them over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

Reinsurance. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Consolidated Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks, and provide additional capacity for growth. Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its contract holders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

When a reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, the Company accounts for the agreement as financial reinsurance and uses deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to

F-13

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company. For the years ended December 31, 2012, 2011, and 2010 there were no gains or losses on transfers of assets from the general account to the separate account.

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 33% and 34% of the Company’s traditional life net insurance in-force at December 31, 2012 and 2011, respectively, and 78%, 76%, and 77% of the Company’s traditional life net insurance premiums for the years ended December 31, 2012, 2011, and 2010, respectively.

Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, and interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

Policyholders’ funds are generally equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the acquisition date, and additional reserves established on certain guarantees offered in certain investment-type products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

Components of policyholders’ funds were as follows:

	December 31,
	2012	2011

	(in millions)
Participating pension contracts	$1,613	$1,771
Funding agreements	384	434
Guaranteed investments contracts	81	143

Total liabilities for investment-type products	2,078	2,348
Individual and group annuities	1,923	2,216
Certain traditional life policies, life insurance retained asset accounts and other	2,787	2,598

Total policyholders’ funds	$6,788	$7,162

Funding agreements are purchased from the Company by special purpose entities (“SPEs”), which in turn issue medium-term notes to global investors that are non-recourse to the Company. The SPEs are not consolidated in the Company’s consolidated financial statements.

Liabilities for unpaid claims and claim expense reserves include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

F-14

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

Policyholder Dividends. Policyholder dividends for the closed blocks are approved annually by JHUSA’s Board of Directors. The aggregate amount of policyholder dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year as appropriate, as well as management’s judgment as to the proper level of statutory surplus to be retained by JHUSA. For policies included in the JHUSA closed block, expense experience is included in determining policyholder dividends. Expense experience is not included for policies included in the John Hancock Life Insurance Company (“JHLICO”) closed block. JHLICO was a predecessor company that was merged into JHUSA on December 31, 2009. For additional information on the closed blocks, see the Closed Blocks Note.

Revenue Recognition. Premiums from participating and non-participating traditional life insurance, annuity policies with life contingencies, and reinsurance contracts are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due.

Deposits related to universal life and investment-type products are credited to policyholders’ account balances. Revenues from these contracts, as well as annuity contracts, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees, broker-dealer commissions and fees, and administration service fees. Such fees and commissions are recognized in the period in which the services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income when received. Selling commissions paid to the selling broker-dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods ranging from one to six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates. In accordance with the income tax sharing agreements in effect for the applicable tax years, the income tax expense (benefit) is computed as if each entity filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized for the consolidation group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Foreign Currency. Assets and liabilities of foreign operations are translated into U.S. dollars using current exchange rates as of the balance sheet date. Revenues and expenses are translated using the average exchange rates during the year. The resulting net translation adjustments for each year are included in AOCI. Gains or losses on foreign currency transactions are reflected in earnings.

Adoption of Recent Accounting Pronouncements

New accounting standards that do not have a material impact to the Company’s primary financial statements or notes thereto are not included below.

F-15

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Consolidated Financial Statements

Effective January 1, 2010, the Company adopted ASU No. 2009-17, “Consolidation – Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities,” (“ASU 2009-17”) which amends ASC Topic 810, “Consolidation” (“ASC 810”).

The amendments revise the accounting principles for assessing consolidation of a VIE and include the following features:

•

A new concept of control — now defined as an entity’s ability to make decisions that are most economically significant to the VIE coupled with economic exposure to the VIE’s variability. This definition replaces the previous concept of “exposure to the majority of the VIE’s variability” in determining when to consolidate another entity.

•	New guidance for determining which party, among parties with shared decision making powers over a VIE, makes the most significant decisions for the VIE.

•

A bright line test for removal rights over an entity’s decision maker by its equity owners, whereby removal rights are disregarded as an element of control unless they can be exercised successfully by a single party.

•	Expanded guidance on whether fees charged to a VIE by its decision maker are variable interests, leading to consolidation by the decision maker.

•	Removal of the previous scope exception for qualifying special purpose entities.

ASC 810 retains a scope exception for consolidation by investment companies of their investments.

The Company also adopted ASU No. 2010-10, “Consolidation — Amendments for Certain Investment Funds,” (“ASU 2010-10”) which amends ASC 810. This guidance was effective January 1, 2010 and deferred application of the amendments described above to certain entities that apply specialized accounting guidance for investment companies.

Adoption of these amendments resulted in consolidation of certain collateralized debt obligations sponsored by the Company. The impact on the Company’s Consolidated Statements of Changes in Shareholder’s Equity at January 1, 2010 was an increase in noncontrolling interests of $45 million, and a decrease in retained earnings of $2 million, net of tax.

In April 2010, the FASB issued ASU No. 2010-15, “How Investments Held through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments,” (“ASU 2010-15”) which amends ASC 944, “Financial Services-Insurance” (“ASC 944”). Under ASU No. 2010-15, an insurance entity should not consider the interests held through separate accounts for the benefit of policyholders in the insurer’s evaluation of its economics in a VIE, unless the separate account contract holder is a related party. This guidance is to be applied retrospectively to all prior periods upon the date of adoption. ASU No. 2010-15 was effective for the Company on January 1, 2011. Adoption of this guidance resulted in deconsolidation of $983 million of separate account assets, offset by deconsolidation of $983 million of separate account liabilities.

Fair Value Measurements

In May 2011, the FASB issued ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS” (“ASU 2011-04”) which amends ASC Topic 820, “Fair Value Measurements”. The key changes in measurement principles include limiting the concepts of highest and best use and valuation premise to nonfinancial assets, providing a framework for considering whether a premium or discount can be applied in a fair value measurement, and aligning the fair value measurement of instruments classified within an entity’s shareholders’ equity with the guidance for liabilities. Disclosures will be required for all transfers between Levels 1 and 2 within the valuation hierarchy, the use of a nonfinancial asset measured at fair value if its use differs from its highest and best use, the level in the valuation hierarchy of assets and liabilities not recorded at fair value but for which fair value is required to be disclosed, and for Level 3 measurements, quantitative information about unobservable inputs used, a description of the valuation processes used, and qualitative discussion about the sensitivity of the measurements. The Company adopted the revised accounting standard effective January 1, 2012 via prospective adoption, as required. The expanded disclosures required by this guidance are included in the Fair Value Measurements Note. The adoption of ASU 2011-04 did not impact the Company’s financial position or results of operations.

F-16

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Comprehensive Income

In June 2011, the FASB issued ASU No. 2011-05, “Presentation of Comprehensive Income” (“ASU 2011-05”), and in December 2011 issued ASU No. 2011-12, “Deferral of the Effective Date for Amendments to the Presentation of Reclassification of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05” (“ASU 2011-12”) both of which amend ASC Topic 220, “Comprehensive Income”. These standards require entities to present items of net income and other comprehensive income either in a single continuous statement, or in separate, but consecutive statements of net income and other comprehensive income. The new requirements did not change which components of comprehensive income are recognized in net income or other comprehensive income, or when an item of other comprehensive income must be reclassified to net income. These standards became effective retrospectively beginning January 1, 2012. The Company opted to present the statements of net income and other comprehensive income in separate, but consecutive statements. The adoptions of ASU 2011-05 and ASU 2011-12 did not impact the Company’s financial position or results of operations.

Goodwill Impairment Testing

In September 2011, the FASB issued ASU No. 2011-08, “Testing for Goodwill Impairment” (“ASU 2011-08”) which amends ASC Topic 350, “Intangibles-Goodwill and Other” (“ASC 350”). ASU 2011-08 is intended to simplify how a company tests goodwill for impairment by giving companies the option to perform a qualitative assessment before calculating the fair value of the reporting unit. Under the guidance in ASU 2011-08, if this option is selected, a company is not required to calculate the fair value of a reporting unit unless the entity determines that it is more likely than not that its fair value is less than its carrying amount. The provisions of ASU 2011-08 became effective for the 2012 goodwill impairment testing. The adoption of ASU 2011-08 did not impact the Company’s financial position or results of operations.

Multiemployer Pension Plans

In September 2011, the FASB issued ASU No. 2011-09, “Disclosures about an Employer’s Participation in a Multiemployer Plan” (“ASU 2011-09”) which amends ASC Subtopic 715-80, “Compensation-Retirement Benefits-Multiemployer Plans.” For a subsidiary participating in the pension plan of its parent, the revised standard requires the disclosure of the name of the plan in which the subsidiary participates and the amount of contributions it made. This guidance became effective as of December 15, 2011 and has been applied retrospectively. The adoption of ASU 2011-09 did not impact the Company’s financial position or results of operations.

Deferred Policy Acquisition Costs and Deferred Sales Inducements

Effective January 1, 2012, the Company adopted ASU No. 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts” (“ASU 2010-26”) which amends ASC 944. ASU 2010-26 modifies the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal contracts. This guidance has been applied retrospectively, as permitted by the standard. As a result of this accounting change, shareholder’s equity, as of January 1, 2010, decreased by $586 million, after tax, from $15,576 million, as previously reported, to $14,990 million due to a reduction of the Company’s DAC and DSI asset balance related to certain costs that did not meet the provisions of the standard.

Other Invested Assets

The Company has an investment in a power fund which is recorded using the equity method of accounting and the balance is recorded in other invested assets. Prior to 2012, the portfolio investments held by the power fund were recorded at cost. As reported to the Company in 2012, the investee met the requirements of an investment company under ASC Topic 946, “Financial Services — Investment Companies” and recognized the portfolio investments at fair value. This change by the investee was accounted for as a change in accounting principle effective January 1, 2011. Consistent with the investee’s approach, the Company has also treated this as a change in accounting principle applied retrospectively. This change resulted in an increase to retained earnings of $36 million, net of tax of $19 million, and other invested assets of $55 million as of January 1, 2011.

F-17

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

The following tables present the effects of retrospective adjustments and reclassifications to the Company’s previously reported Consolidated Balance Sheet, Consolidated Statements of Operations and Consolidated Statements of Cash Flows related to the adoption of ASU 2010-26 for DAC and DSI, the change in accounting for its other invested assets, and for the presentation reclassification:

	December 31, 2011
	As Previously Reported	DAC and DSI Change in Accounting Principle (1)	Other Invested Assets Change in Accounting Principle (2)	Presentation Reclassification (3)	As Reported

	(in millions)
Assets
Other invested assets	$4,446	$-	$55	$-	$4,501
Deferred policy acquisition costs and deferred sales inducements	7,186	(888)	-	-	6,298
Liabilities
Future policy benefits	88,879	2	-	108	88,989
Deferred income tax liability	4,214	(311)	19	-	3,922
Other liabilities	4,271	-	-	(108)	4,163
Shareholder’s Equity
Retained earnings	1,005	(635)	36	-	406
Accumulated other comprehensive income	4,102	56	-	-	4,158
Total shareholder’s equity	18,160	(579)	36	-	17,617

F-18

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

	Year ended December 31, 2011
	As Previously Reported	DAC and DSI Change in Accounting Principle (1)	Other Invested Assets Change in Accounting Principle (2)	Presentation Reclassification (3)	As Reported

	(in millions)
Revenues
Fee income	$5,718	$(1)	$-	$-	$5,717
Net realized investment and other gains (losses)	1,347	-	-	1,788	3,135
Other Revenue	121	-	-	3	124
Benefits and Expenses
Benefits to policyholders	7,638	1	-	-	7,639
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	3,076	(235)	-		2,841
Other operating costs and expenses	4,362	160	-	1,791	6,313
Income (loss) before income taxes	(1,216)	73	-	-	(1,143)
Income tax expense (benefit)	(358)	26	-	-	(332)
Net income (loss)	(858)	47	-	-	(811)
Net income (loss) attributable to the Company	(902)	47	-	-	(855)

	Year ended December 31, 2010
	As Previously Reported	DAC and DSI Change in Accounting Principle (1)	Other Invested Assets Change in Accounting Principle (2)	Presentation Reclassification (3)	As Reported

	(in millions)
Revenues
Fee income	$3,773	$(2)	$-	$-	$3,771
Net realized investment and other gains (losses)	278	-	-	(196)	82
Benefits and Expenses
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	752	(70)	-	-	682
Other operating costs and expenses	3,225	201	-	(196)	3,230
Income (loss) before income taxes	(655)	(133)	-	-	(788)
Income tax expense (benefit)	222	(46)	-	-	176
Net income (loss)	(877)	(87)	-	-	(964)
Net income (loss) attributable to the Company	(913)	(87)	-	-	(1,000)

F-19

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

	Year ended December 31, 2011
	As Previously Reported	DAC and DSI Change in Accounting Principle (1)	Other Invested Assets Change in Accounting Principle (2)	Presentation Reclassification (3)	As Reported

	(in millions)
Cash flows from operating activities
Net income (loss)	$(858)	$47	$-	$-	$(811)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Net realized investment and other gains (losses)	(1,347)	-	-	(1,788)	(3,135)
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	3,076	(235)	-	-	2,841
Capitalization of deferred policy acquisition costs and deferred sales inducements	(926)	160	-	-	(766)
Increase (decrease) in other assets and other liabilities, net	(1,269)	2	-	1,788	521
Increase (decrease) in deferred income taxes	(126)	26	-	-	(100)

F-20

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

	Year ended December 31, 2010
	As Previously Reported	DAC and DSI Change in Accounting Principle (1)	Other Invested Assets Change in Accounting Principle (2)	Presentation Reclassification (3)	As Reported

	(in millions)
Cash flows from operating activities
Net income (loss)	$(877)	$(87)	$-	$-	$(964)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Net realized investment and other gains (losses)	(278)	-	-	196	(82)
Change in expected internal rate of return on leveraged leases	-	-	-	118	118
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	752	(70)	-	-	682
Capitalization of deferred policy acquisition costs and deferred sales inducements	(1,240)	201	-	-	(1,039)
Increase (decrease) in other assets and other liabilities, net	345	2	-	(196)	151
Increase (decrease) in deferred income taxes	447	(46)	-	-	401
Cash flows from investing activities
Other, net	133	-	-	(118)	15
(1)	See discussion included in the Significant Accounting Policies Note – Adoption of Recent Accounting Pronouncements – Deferred Policy Acquisition Costs and Deferred Sales Inducements for further information on this change to the Company’s previously reported results.
(2)	See discussion included in the Significant Accounting Policies Note – Adoption of Recent Accounting Pronouncements – Other Invested Assets for further information on this change to the Company’s previously reported results.
(3)	See discussion included in the Significant Accounting Policies Note – Reclassifications for further information on this change to the Company’s previously reported results.

Future Adoption of Recent Accounting Pronouncements

Offsetting Assets and Liabilities

In December 2011, the FASB released ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) which amends ASC Topic 210, “Balance Sheet”. ASU 2011-11 requires companies to provide new disclosures about offsetting and related arrangements for financial instruments and derivatives. The provisions of ASU 2011-11 are effective for annual reporting periods beginning on or after January 1, 2013, and are required to be applied retrospectively. When adopted, ASU 2011-11 is not expected to materially impact the Company’s financial position or results of operations.

F-21

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Indefinite-Lived Intangible Asset Impairment Testing

In July 2012, the FASB issued ASU No. 2012-02, “Testing Indefinite-Lived Intangible Assets for Impairment” (“ASU 2012-02”) which amends ASC 350. ASU 2012-02 is intended to simplify how a company tests indefinite-lived intangible assets for impairment by giving companies the option to perform a qualitative assessment before calculating the fair value of the indefinite-lived intangible asset. Under the guidance in ASU 2012-02, if this option is selected, a company is not required to calculate the fair value of an indefinite-lived intangible asset unless the entity determines that it is more likely than not that its fair value is less than its carrying amount. The provisions of ASU 2012-02 are effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. Upon adoption, ASU 2012-02 is not expected to materially impact the Company’s financial position or results of operations.

Note 2 — Investments

Fixed Maturities and Equity Securities

The Company’s investments in available-for-sale fixed maturity and equity securities are summarized below:

	December 31, 2012
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$36,804	$5,160	$(271)	$41,693	$(38)
Commercial mortgage-backed securities	1,427	48	(81)	1,394	(17)
Residential mortgage-backed securities	301	1	(60)	242	(20)
Collateralized debt obligations	152	-	(46)	106	(33)
Other asset-backed securities	794	102	(2)	894	(1)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	11,165	1,009	(79)	12,095	-
Obligations of states and political subdivisions	4,482	913	(1)	5,394	-
Debt securities issued by foreign governments	1,230	243	(6)	1,467	-

Fixed maturities	56,355	7,476	(546)	63,285	(109)
Other fixed maturities (1)	1,711	-	-	1,711	-

Total fixed maturities available-for-sale	58,066	7,476	(546)	64,996	(109)

Equity securities available-for-sale	294	97	(5)	386	-

Total fixed maturities and equity securities available-for-sale	$58,360	$7,573	$(551)	$65,382	$(109)

F-22

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2011
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$39,646	$4,258	$(573)	$43,331	$(50)
Commercial mortgage-backed securities	3,163	101	(132)	3,132	(11)
Residential mortgage-backed securities	577	1	(208)	370	(32)
Collateralized debt obligations	217	-	(86)	131	(32)
Other asset-backed securities	1,013	89	(9)	1,093	(2)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	11,573	1,250	-	12,823	-
Obligations of states and political subdivisions	4,323	642	(1)	4,964	-
Debt securities issued by foreign governments	1,178	250	(6)	1,422	-

Fixed maturities	61,690	6,591	(1,015)	67,266	(127)
Other fixed maturities (1)	1,959	-	-	1,959	-

Total fixed maturities available-for-sale	63,649	6,591	(1,015)	69,225	(127)

Equity securities available-for-sale	358	91	(10)	439	-

Total fixed maturities and equity securities available-for-sale	$64,007	$6,682	$(1,025)	$69,664	$(127)

(1)	The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.

The amortized cost and fair value of available-for-sale fixed maturities at December 31, 2012, by contractual maturity, are shown below:

	Amortized Cost	Fair Value

	(in millions)
Fixed maturities:
Due in one year or less	$1,742	$1,782
Due after one year through five years	7,325	7,863
Due after five years through ten years	8,622	9,530
Due after ten years	35,992	41,474

	53,681	60,649
Asset-backed and mortgage-backed securities	2,674	2,636

Total	$56,355	$63,285

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

F-23

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Fixed Maturities and Equity Securities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all fixed maturity securities where there is evidence of impairment or a significant unrealized loss at the balance sheet date. Generally, securities with market value less than 60 percent of amortized cost for six months or more indicate an impairment is present. Accordingly, securities in this category are normally deemed impaired unless there is clear evidence they should not be impaired. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a fixed maturity security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the fixed maturity security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired fixed maturity security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired, and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For fixed maturity securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less than the security’s amortized cost, then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment and other gains (losses) on the Consolidated Statements of Operations, while the non-credit loss is charged to AOCI on the Consolidated Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, investee financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions.

The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. For mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

Similarly, management evaluates all facts and circumstances and exercises professional judgment in determining whether an other-than-temporary impairment of equity securities exists. The MFC Credit Committee reviews and approves the proposed impairments based on an analysis of the evidence, including the current market price, the length of time the security has been in an unrealized loss position, forecasted EPS, consensus price targets, projected P/E ratios, overall financial health of each issuer, liquidity or solvency issues, announced changes in ownership structure, changes to issuer debt ratings, changes to dividend payments, changes in products, markets or competition, and other industry specific or macro economic factors.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by

F-24

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of other-than-temporary impairment charges.

The following table rolls forward the amount of credit losses recognized in earnings on available-for-sale fixed maturity securities for which a portion of the other-than-temporary impairment was also recognized in AOCI:

Credit losses on available-for-sale fixed maturities:

	December 31,
	2012	2011	2010

	(in millions)
Balance, beginning of year	$380	$399	$361

Additions:
Credit losses for which an other-than-temporary impairment was not previously recognized	75	38	93
Credit losses for which an other-than-temporary impairment was previously recognized	12	13	10

Deletions:
Amounts related to sold, matured, or paid down available-for-sale fixed maturities	(96)	(70)	(65)

Balance, end of year	$371	$380	$399

F-25

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual available-for-sale fixed maturity and equity securities have been in a continuous unrealized loss position:

Unrealized Losses on Available-For-Sale Fixed Maturity and Equity Securities — By Investment Age

	December 31, 2012
	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$2,008	$(85)	$1,404	$(186)	$3,412	$(271)
Commercial mortgage-backed securities	129	(1)	223	(80)	352	(81)
Residential mortgage-backed securities	1	-	214	(60)	215	(60)
Collateralized debt obligations	-	-	99	(46)	99	(46)
Other asset-backed securities	5	-	30	(2)	35	(2)
US Treasury securities and obligations of US government corps and agencies	3,847	(79)	-	-	3,847	(79)
Obligations of states and political subdivisions	116	(1)	-	-	116	(1)
Debt securities issued by foreign governments	7	-	86	(6)	93	(6)
Total fixed maturities available-for-sale	6,113	(166)	2,056	(380)	8,169	(546)
Equity securities available-for-sale	14	(3)	4	(2)	18	(5)
Total	$6,127	$(169)	$2,060	$(382)	$8,187	$(551)

F-26

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2011
	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$2,854	$(106)	$2,911	$(467)	$5,765	$(573)
Commercial mortgage-backed securities	359	(8)	327	(124)	686	(132)
Residential mortgage-backed securities	30	(2)	320	(206)	350	(208)
Collateralized debt obligations	5	(1)	123	(85)	128	(86)
Other asset-backed securities	74	(3)	80	(6)	154	(9)
US Treasury securities and obligations of US government corps and agencies	-	-	-	-	-	-
Obligations of states and political subdivisions	-	-	93	(1)	93	(1)
Debt securities issued by foreign governments	-	-	104	(6)	104	(6)
Total fixed maturities available-for-sale	3,322	(120)	3,958	(895)	7,280	(1,015)
Equity securities available-for-sale	37	(9)	12	(1)	49	(10)
Total	$3,359	$(129)	$3,970	$(896)	$7,329	$(1,025)

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade available-for-sale fixed maturity securities decreased to $280 million at December 31, 2012 from $619 million at December 31, 2011.

At December 31, 2012 and 2011, there were 624 and 919 available-for-sale fixed maturity securities with an aggregate gross unrealized loss of $546 million and $1,015 million, respectively, of which the single largest unrealized loss was $33 million and $31 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

At December 31, 2012 and 2011, there were 75 and 125 equity securities with an aggregate gross unrealized loss of $5 million and $10 million, respectively, of which the single largest unrealized loss was $2 million and $2 million, respectively. The Company anticipates that these equity securities will recover in value in the near term.

Available-for-sale securities with amortized cost of $336 million were non-income producing for the year ended December 31, 2012. Non-income producing assets represent investments that have not produced income for the 12 months preceding December 31, 2012.

Securities Lending

The Company participated in a securities lending program for the purpose of enhancing income on securities held. There were no securities on loan and no collateral held as of December 31, 2012 and 2011. The Company maintains collateral at a level of at least 102% of the loaned securities’ market value and monitors the market value of the loaned securities on a daily basis.

F-27

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Assets on Deposit and Pledged as Collateral

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the fair value of the pledged or deposited assets:

	December 31,
	2012	2011

	(in millions)
Bonds pledged in support of over-the-counter derivative instruments	$114	$134
Bonds pledged in support of exchange-traded futures	552	800
Bonds on deposit with government authorities	36	36
Mortgage loans pledged in support of real estate	52	52

Total assets pledged as collateral and on deposit	$754	$1,022

Mortgage Loans on Real Estate

At December 31, 2012 and 2011, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

December 31, 2012:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$2,162	East North Central	$1,477
Industrial	1,380	East South Central	166
Office buildings	3,711	Middle Atlantic	2,258
Retail	3,613	Mountain	719
Mixed use	6	New England	939
Agricultural	507	Pacific	3,589
Agribusiness	853	South Atlantic	2,782
Other	1,004	West North Central	482
		West South Central	649
		Canada / Other	175

Provision for losses	(44)	Provision for losses	(44)

Total	$13,192	Total	$13,192

F-28

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

December 31, 2011:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$2,017	East North Central	$1,511
Industrial	1,743	East South Central	219
Office buildings	4,029	Middle Atlantic	2,288
Retail	3,579	Mountain	888
Mixed use	183	New England	1,017
Agricultural	622	Pacific	3,665
Agribusiness	930	South Atlantic	2,904
Other	916	West North Central	568
		West South Central	771
		Canada / Other	188

Provision for losses	(45)	Provision for losses	(45)

Total	$13,974	Total	$13,974

At the end of each quarter, the MFC Loan Review Committee reviews all mortgage loans rated BB or lower, as determined by review of the underlying collateral, and decides whether an allowance for credit loss is needed. The Company considers collateral value, the borrower’s ability to pay, normal historical credit loss levels, and future expectations in evaluating whether an allowance for credit losses is required for impaired loans.

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Recoveries	Charge-offs and Disposals	Balance at End of Period

	(in millions)

Year ended December 31, 2012	$45	$24	$(1)	$(24)	$44

Year ended December 31, 2011	34	38	(1)	(26)	45

Year ended December 31, 2010	42	38	(5)	(41)	34

A mortgage loan charge-off is recorded when the impaired loan is disposed or when an impaired loan is determined to be a full loss with no possibility of recovery. Charge-offs are deducted from the allowance for probable losses.

Mortgage loans with a carrying value of $75 million were non-income producing for the year ended December 31, 2012. Mortgage loans with a carrying value of $75 million were on nonaccrual status at December 31, 2012. At December 31, 2012, mortgage loans with a carrying value of $15 million were delinquent by less than 90 days and $22 million were delinquent by 90 days or more.

F-29

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The Company provides for credit risk on mortgage loans by establishing allowances against the carrying value of the impaired loans. The total recorded investment in mortgage loans that is considered to be impaired along with the related allowance for credit losses was as follows:

	December 31,
	2012	2011

	(in millions)
Impaired mortgage loans on real estate with provision for losses	$119	$131
Allowance for credit losses	(44)	(45)

Net impaired mortgage loans on real estate	$75	$86

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	December 31,
	2012	2011	2010

	(in millions)
Average recorded investment in impaired loans	$105	$109	$130
Interest income recognized on impaired loans	-	-	-

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (IRR). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2012	2011

	(in millions)
AAA	$319	$154
AA	1,460	1,310
A	2,928	2,749
BBB	7,648	8,811
BB	529	577
B and lower and unrated	308	373

Total	$13,192	$13,974

Investment Real Estate, Agriculture, and Timber

Investment real estate, agriculture, and timber of $136 million was non-income producing for the year ended December 31, 2012. Depreciation expense on investment real estate, agriculture, and timber was $84 million, $69 million, and $63 million in 2012, 2011, and 2010, respectively. Accumulated depreciation was $602 million and $514 million at December 31, 2012 and 2011, respectively.

F-30

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Other Invested Assets

Other invested assets primarily consist of unconsolidated joint ventures, partnerships, and limited liability corporations, which are accounted for using the equity method of accounting. The carrying value of equity method investments totaled $4,458 million and $3,951 million at December 31, 2012 and 2011, respectively. Net investment income on investments accounted for under the equity method totaled $218 million, $222 million, and $197 million in 2012, 2011, and 2010, respectively. Total combined assets of such investments were $62,974 million and $55,010 million (consisting primarily of investments) and total combined liabilities were $14,830 million and $16,466 million (including $9,698 million and $10,547 million of debt) at December 31, 2012 and 2011, respectively. Total combined revenues and expenses of these investments in 2012 were $8,639 million and $4,696 million, respectively, resulting in $3,943 million of total combined income (loss) from operations. Total combined revenues and expenses of these investments in 2011 were $8,516 million and $4,750 million, respectively, resulting in $3,766 million of total combined income (loss) from operations. Total combined revenues and expenses of these investments in 2010 were $5,772 million and $4,884 million, respectively, resulting in $888 million of total combined income (loss) from operations. Depending on the timing of receipt of the audited financial statements of these other invested assets, the above investee level financial data may be up to one year in arrears.

Net Investment Income and Net Realized Investment and Other Gains (Losses)

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

	December 31,
	2012	2011	2010

	(in millions)
Net investment income
Fixed maturities	$2,943	$3,425	$3,199
Equity securities	7	9	10
Mortgage loans on real estate	771	798	766
Investment real estate, agriculture, and timber	216	205	171
Policy loans	300	305	326
Short-term investments	8	9	12
Derivatives	405	196	12
Equity method investments and other	182	303	269

Gross investment income	4,832	5,250	4,765

Less investment expenses	(273)	(261)	(269)

Net investment income	$4,559	$4,989	$4,496

	December 31,

	2012	2011	2010

	(in millions)
Net realized investment and other gains (losses)
Fixed maturities	$1,025	$1,131	$726
Equity securities	40	(11)	29
Mortgage loans on real estate	58	(82)	(62)
Derivatives	(3,441)	2,137	(558)
Other invested assets	189	62	30
Amounts credited to participating contract holders	(39)	(102)	(83)

Net realized investment and other gains (losses)	$(2,168)	$3,135	$82

F-31

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The change in net unrealized gains (losses) on fixed maturities classified as held-for-trading of $33 million, $46 million, and $34 million is included in net realized investment and other gains (losses) for the years ended December 31, 2012, 2011, and 2010, respectively.

The change in net unrealized gains (losses) on held-for-trading equities, included in net realized investment and other gains (losses) was $7 million, $(10) million, and $10 million for the years ended December 31, 2012, 2011, and 2010, respectively.

The change in net unrealized gains (losses) on derivatives of $(1,941) million, $2,687 million, and $(229) million is included in net realized investment and other gains (losses) for the years ended December 31, 2012, 2011, and 2010, respectively.

For the years ended December 31, 2012, 2011, and 2010, net investment income passed through to participating contract holders as interest credited to policyholders’ account balances amounted to $91 million, $100 million, and $106 million, respectively.

Gross gains were realized on the sale of available-for-sale securities of $1,284 million, $1,619 million, and $774 million for the years ended December 31, 2012, 2011, and 2010, respectively, and gross losses were realized on the sale of available-for-sale securities of $199 million, $291 million, and $194 million for the years ended December 31, 2012, 2011, and 2010, respectively. In addition, other-than-temporary impairments on available-for-sale securities of $95 million, $70 million, and $115 million for the years ended December 31, 2012, 2011, and 2010, respectively, were recognized in the Consolidated Statements of Operations.

Note 3 — Relationships with Variable Interest Entities

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are considered variable interest entities (“VIEs”).

The Company consolidates a VIE when it is determined that it is the primary beneficiary of the VIE, or controls the VIE. The Company’s analysis to determine whether it must consolidate the VIE includes review of the Company’s contractual rights and responsibilities, fees received, and interests held. For the purpose of disclosing consolidated variable interest entities, the Company aggregates similar entities.

If it is not considered to be the primary beneficiary of the VIE, nor does it have control over the VIE, the Company assesses the materiality of its relationship with the VIE to determine if it holds a significant variable interest, which requires disclosure. This assessment considers the materiality of the VIE relationship to the Company as, among other factors, a percentage of total investments, percentage of total net investment income, and percentage of total funds under management. For purposes of assessing materiality and disclosing significant variable interests, the Company aggregates similar entities.

Consolidated Variable Interest Entities

The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary or in control and which are consolidated in the Company’s financial statements. The liabilities recognized as a result of consolidating the VIEs do not represent claims against the general assets of the Company. Conversely, the assets recognized as a result of consolidating the VIEs can only be used to settle the liabilities recognized as a result of consolidating the VIEs.

	December 31,
	2012		2011

	Total Assets	Total Liabilities	Total Assets	Total Liabilities
	(in millions)
Collateralized debt obligations
(“CDOs”)	$71	$50	$198	$147

F-32

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities - (continued)

Significant Variable Interests in Unconsolidated Variable Interest Entities

The following table presents the total assets of, investment in, and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests, but it is not the primary beneficiary, nor does it have control over the VIE, and which have not been consolidated. The Company does not record any liabilities related to these unconsolidated VIEs.

	2012			2011
	Total Assets	Investment (1)	Maximum Exposure to Loss (2)	Total Assets	Investment (1)	Maximum Exposure to Loss (2)
	(in millions)
Collateralized debt obligations (3)	$341	$-	$-	$448	$-	$-
Real estate limited partnerships (4)	1,158	314	323	1,289	378	392
Timber funds (5)	3,601	478	496	2,058	109	136

Total	$5,100	$792	$819	$3,795	$487	$528

(1)	The Company’s investments in unconsolidated VIEs are included in available-for-sale fixed maturity securities and other invested assets on the Consolidated Balance Sheets.
(2)	The maximum exposure to loss related to CDOs is limited to the investment reported on the Company’s Consolidated Balance Sheets. The maximum exposure to loss related to real estate limited partnerships and timber funds is limited to the Company’s investment plus unfunded capital commitments. The maximum loss is expected to occur only upon bankruptcy of the issuer or investee or as a result of a natural disaster in the case of the timber funds.
(3)	The Company acts as an investment manager to certain CDOs for which it collects a management fee. In addition, the Company may invest in debt or equity securities issued by these CDOs or by CDOs managed by others. CDOs raise capital by issuing debt and equity securities and use the proceeds to purchase investments.
(4)	Real estate limited partnerships include partnerships established for the purpose of investing in real estate that qualifies for low income housing and/or historic tax credits. Limited partnerships are owned by a general partner, who manages the business, and by limited partners, who invest capital, but have limited liability and are not involved in the partnerships’ management. The Company is typically the sole limited partner or investor member of each and is not the general partner or managing member.
(5)	The Company acts as investment manager for the VIEs owning the timberland properties (the “timber funds”), in which the general account and institutional separate accounts invests. Timber funds are investment vehicles used primarily by large institutional investors, such as public and corporate pension plans, whose primary source of return is derived from the growth and harvest of timber and long-term appreciation of the property. The primary risks related to timberland investments include market value uncertainty (due to fluctuations in market prices for timberland outputs), liquidity risk (as compared to stocks and other financial instruments), and environmental risk (natural hazards or legislation related to threatened or endangered species). These risks are mitigated through effective investment management and geographic diversification of timberland investments and sound environmental risk governance practices. The Company collects an advisory fee from each timber fund and is also eligible for performance and forestry management fees.

F-33

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets

The changes in the carrying value of goodwill by segment were as follows:

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2012	$-	$807	$146	$953
Impairment	-	-	-	-

Balance at December 31, 2012	$-	$807	$146	$953

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2011	$-	$1,307	$146	$1,453
Impairment	-	(500)	-	(500)

Balance at December 31, 2011	$-	$807	$146	$953

The Company tests goodwill for impairment annually and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. A reporting unit is defined as an operating segment or one level below an operating segment. In 2012, the Company had no goodwill impairment. In 2011, the Company impaired $500 million of goodwill associated with the Wealth Management segment. In 2010, the Company impaired the entire $1,600 million of goodwill associated with the Insurance segment. The impairments were reflective of the decrease in the expected future earnings for these businesses. The fair values were determined primarily using an earnings-based approach, which incorporated the segments’ in-force and new business embedded value using internal forecasts of revenue and expense.

Value of Business Acquired

The balance of and changes in VOBA were as follows:

	December 31,
	2012	2011

	(in millions)
Balance, beginning of year	$1,321	$1,959
Amortization	(224)	(389)
Change due to unrealized investment gains (losses)	136	(249)
Reinsurance recapture (1)	(37)	-

Balance, end of year	$1,196	$1,321

(1)	The amount relates to a universal life block of business that was recaptured by a third party resulting in the write off of the associated value of business acquired. The net impact of this recapture transaction was an $8 million gain and was recorded in fee income in the Consolidated Statement of Operations.

F-34

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

The following table provides estimated future amortization for the periods indicated:

VOBA Amortization
(in millions)
2013	$116
2014	96
2015	92
2016	85
2017	81

F-35

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

Other Intangible Assets

Other intangible assets were as follows:

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2012
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	(73)	324
Other investment management contracts	56	(30)	26

Total	$1,353	$(103)	$1,250

December 31, 2011
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	(60)	337
Other investment management contracts	64	(31)	33

Total	$1,361	$(91)	$1,270

Amortization expense for other intangible assets was $16 million, $15 million, and $14 million for the years ended December 31, 2012, 2011, and 2010, respectively. Amortization expense for other intangible assets is expected to be approximately $17 million in 2013, $18 million in 2014, $17 million in 2015, $16 million in 2016, and $16 million in 2017.

During 2012, the Company impaired $4 million of other investment management contracts subject to amortization associated with the Corporate and Other segment. The impairment was recorded in other operating costs and expenses in the Consolidated Statement of Operations. The gross carrying value of the impaired other investment management contracts was $8 million and the associated accumulated amortization was $4 million. The impairments were reflective of a decrease in expected future earnings. The fair values were determined primarily using an earnings based approach using internal forecasts of revenue and expense.

F-36

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs were as follows:

	December 31,
	2012	2011

	(in millions)
Balance, beginning of year	$6,111	$8,657
Capitalization	715	755
Amortization	(1,084)	(2,330)
Change due to unrealized investment gains	25	(971)

Balance, end of year	$5,767	$6,111

The balance of and changes in deferred sales inducements were as follows:

	December 31,
	2012	2011

	(in millions)
Balance, beginning of year	$187	$321
Capitalization	4	11
Amortization	(77)	(122)
Change due to unrealized investment gains	32	(23)

Balance, end of year	$146	$187

See the Summary of Significant Accounting Policies Note for information on the retrospective application of the adoption of new accounting guidance related to DAC and DSI.

Note 6 — Related Party Transactions

Reinsurance Transactions

Effective December 31, 2008, the Company entered into an amended and restated reinsurance agreement with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”), to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. The Company reported a reinsurance recoverable from JHRECO for ceded reserves and cost of reinsurance of ($180) million and ($161) million at December 31, 2012 and 2011, respectively, on the Company’s Consolidated Balance Sheets. As of December 31, 2012 and 2011, respectively, the Company reported a reinsurance payable to JHRECO of $29 million and $32 million, which was included with amounts due from and held for affiliates on the Company’s Consolidated Balance Sheets. Premiums ceded to JHRECO were $1 million, $93 million, and $1 million during the years ended December 31, 2012, 2011, and 2010 , respectively. Claims incurred ceded to JHRECO were $438 million, $520 million, and $465 million during the years ended December 31, 2012, 2011, and 2010, respectively.

The Company reinsured certain portions of its long-term care insurance and group annuity contracts with JHRECO. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are written both on a funds withheld basis and a modified coinsurance basis. As of July 1, 2010, amendments were made to the contracts to update the calculation of investment income and the expense allowance to reflect current experience. The Company recorded a liability for coinsurance funds withheld from JHRECO of $5,995 million and $5,439 million at December 31, 2012 and 2011, respectively, and recorded reinsurance recoverable from JHRECO of $6,232 million and $5,981 million at December 31, 2012 and 2011, respectively, on the Company’s Consolidated Balance Sheets. Premiums ceded to JHRECO were $613 million, $609 million, and $625 million during the years ended December 31, 2012, 2011, and 2010, respectively. Claims

F-37

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

incurred ceded to JHRECO were $313 million, $271 million, and $245 million during the years ended December 31, 2012, 2011, and 2010, respectively.

Effective October 1, 2008, the Company entered into a reinsurance agreement with an affiliate, Manulife Reinsurance (Bermuda) Limited (“MRBL”), to reinsure 75% of certain group annuity contracts in-force. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider, issued and in-force as of September 30, 2008. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument. Effective October 1, 2009, the original agreement was amended to increase the quota share percentage from 75% to 87%. Under the terms of the amended agreement, additional consideration of $250 million was paid by MRBL and is being amortized into income through other operating costs and expenses on a basis consistent with the manner in which the deferred policy acquisition costs on the underlying reinsured contracts are recognized. The balance of the unearned revenue liability was $1,072 million and $1,308 million as of December 31, 2012 and 2011, respectively.

Effective October 1, 2008, the Company entered into an amended and restated reinsurance agreement with MRBL to reinsure 90% of a significant block of variable annuity contracts in-force. All substantial risks, including all guaranteed benefits, related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance funds withheld. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. As of December 31, 2012 and 2011, respectively, the Company reported a reinsurance recoverable (payable) for ceded reserves and cost of reinsurance of $1,083 million and ($205) million. As of December 31, 2012 and 2011, respectively, the Company reported a coinsurance funds withheld liability of $267 million and $0 million on the Consolidated Balance Sheets. As of December 31, 2012 and 2011, respectively, the Company reported a reinsurance receivable from MRBL of $(35) million and $47 million, which was included with amounts due from and held for affiliates. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Consolidated Statements of Operations.

Effective December 31, 2004, the Company entered into a reinsurance agreement with MRBL to reinsure 75% of the non-reinsured risk of the JHLICO closed block. The Company amended this treaty during 2008 to increase the portion of non-reinsured risk reinsured under this treaty to 90% and amended it during 2009 to provide additional surplus relief. The reinsurance agreement is written on a modified coinsurance basis where the related financial assets remain invested with the Company. As the reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, it was classified as financial reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Consolidated Statements of Operations.

Effective December 31, 2003, the Company entered into a reinsurance agreement with MRBL to reinsure 90% of the non-reinsured risk of the JHUSA closed block. As approximately 90% of the mortality risk is covered under previously existing contracts with third-party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. The Company retained title to the invested assets supporting this block of business. These invested assets are held in trust on behalf of MRBL and are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. The amounts held at December 31, 2012 and 2011 were $2,487 million and $2,463 million, respectively, and are accounted for on a basis consistent with the methodologies described in the Significant Accounting Policy Note for similar financial instruments.

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting, and certain other administrative services. Costs incurred under the agreements were $482 million, $457 million, and $412 million for the years ended December 31, 2012, 2011, and 2010, respectively. As of December 31, 2012 and 2011, the Company had amounts payable to MFC and MLI of $17 million and $11 million, respectively.

F-38

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Consolidated Balance Sheets and Consolidated Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Debt Transactions

Pursuant to subordinated surplus notes dated September 30, 2008, the Company borrowed $405 million from an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”). The interest rate is fixed at 7%, and interest is payable semi-annually. The notes mature on March 31, 2033. Interest expense was $29 million, $29 million, and $29 million for the years ended December 31, 2012, 2011, and 2010, respectively.

On December 22, 2006, the Company issued a subordinated note that was converted on September 30, 2008 to a subordinated surplus note. The outstanding amount to JHFC of $136 million is due December 15, 2016. Interest on the subordinated surplus note from October 1, 2008 until December 15, 2011 accrued at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 31, June 30, September 30, and December 31 and payable semi-annually on March 31 and September 30 of each year. Thereafter, interest accrues at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforementioned and payable semi-annually on June 15 and December 15 of each year until payment in full. Interest expense was $2 million, $0 million, and $1 million for the years ended December 31, 2012, 2011, and 2010, respectively.

The issuance of the above surplus notes by the Company was approved by the Michigan Commissioner of Financial and Insurance Regulation (the “Commissioner”), and any payments of interest or principal on the surplus notes require the prior approval of the Commissioner. The surplus notes are included with amounts due to affiliates on the Consolidated Balance Sheets.

Pursuant to a demand note receivable dated September 30, 2008, the Company has $295 million outstanding with MIC. The interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 0.83% per annum. Interest income was $4 million, $3 million, and $3 million for the years ended December 31, 2012, 2011, and 2010, respectively.

On December 28, 2011, the Company issued a promissory note to Manulife Management Services Limited (“MMSL”) in the amount of $200 million. During 2012, this balance was repaid in full. Interest on the loan was calculated at a fluctuating rate equal to LIBOR plus 0.1% per annum calculated and reset monthly and payable at maturity. Interest expense was $1 million and $0 million for the years ended December 31, 2012 and 2011, respectively.

On June 28, 2012, the Company issued a promissory note to Manulife Finance Switzerland AG (“MFSA”) in the amount of $153 million. Interest on the loan is calculated at a fluctuating rate equal to 3-month LIBOR plus 0.9% per annum payable quarterly with a maturity date of June 28, 2013. In addition, the Company renewed two previously outstanding promissory notes to MFSA with an outstanding balance of $7 million and combined these notes with the new note issued on June 12, 2012, thus bringing the total principal balance due to $160 million, with the terms noted above. Interest expense was $1 million and $0 million for the years ended December 31, 2012 and 2011, respectively.

On December 20, 2012, MIC issued a demand note to the Company in the amount of $130 million. Interest on the loan is calculated at a fluctuating rate equal to the LIBOR rate and is payable monthly. Interest expense was $0 million for the year ended December 31, 2012.

The fair value of the Company’s related party notes payable and note receivable totaled $831 million and $295 million, respectively, at December 31, 2012, and $748 million and $295 million, respectively at December 31, 2011.

Capital Stock Transactions

On December 16, 2010, the Company issued one share of common stock to MIC for $350 million in cash.

Other

On December 31, 2010, the Company issued a noncash dividend of $13 million to MIC as part of the transfer of certain pension and postretirement benefit plans.

F-39

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

The Company, in the ordinary course of business invests funds deposited by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of the Company may attract deposits from affiliates of the Company. At December 31, 2012 and 2011, the Company managed approximately $8,947 million and $5,040 million of affiliate assets under management, respectively.

The Company has entered into two currency swap agreements with JHFC which are recorded at fair value. JHFC utilizes the currency swaps to hedge currency exposure on foreign currency financial instruments. The Company has also entered into two currency agreements with external counterparties which offset the currency swap agreements with JHFC. As of December 31, 2012 and 2011, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $84 million and $124 million, respectively.

JHUSA operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5,000 million in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. Interest payable on the funds will be reset daily to the one-month London Interbank Bid Rate.

The following table details the affiliates and their participation in JHUSA’s Liquidity Pool:

	December 31,
	2012	2011

	(in millions)
The Manufacturers Investment Corporation	$100	$202
John Hancock Financial Corporation	89	40
Manulife Reinsurance Limited	35	121
Manulife Reinsurance (Bermuda) Limited	89	81
Manulife Hungary Holdings KFT	5	5
John Hancock Insurance Company of Vermont	18	16
John Hancock Reassurance Company Limited	15	10
John Hancock Insurance Agency, Inc.	10	6

Total	$361	$481

The balances above are reported on the Consolidated Balance Sheets as amounts due to affiliates.

On July 15, 2009, MFC fully and unconditionally guaranteed payments from the guarantee periods of the accumulation phase of the Company’s new market value adjusted deferred annuity contracts.

On July 8, 2005, MFC fully and unconditionally guaranteed JHLICO’s SignatureNotes, both those outstanding at that time and those to be issued subsequently. On December 9, 2009, MFC issued a guarantee of any new SignatureNotes to be issued by the Company.

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes. As a result of the guarantees by MFC, the Company is exempt from filing quarterly and annual reports with the U.S. Securities and Exchange Commission (“SEC”) pursuant to SEC Rule 12h-5, and in lieu thereof, MFC reports condensed consolidating financial information regarding the Company in its quarterly and annual reports.

F-40

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was revoked effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

Note 7 — Reinsurance

The effect of reinsurance on life, health, and annuity premiums earned was as follows:

	Years ended December 31,
	2012	2011	2010

	(in millions)
Direct	$3,591	$3,782	$4,192

Assumed	1,127	1,188	1,091

Ceded	(1,919)	(1,974)	(1,651)

Net	$2,799	$2,996	$3,632

For the years ended December 31, 2012, 2011, and 2010, benefits to policyholders under life, health, and annuity ceded reinsurance contracts were $3,101 million, $2,770 million, and $2,597 million, respectively.

The Company entered into a coinsurance agreement with Reinsurance Group of America (“RGA”) to reinsure 90% of its JHUSA fixed deferred annuity business effective April 1, 2012. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets which included $387 million in cash and approximately $4,916 million in fixed maturities and mortgage loans. The Company incurred a pre-tax loss of $56 million in connection with the transaction. Under the terms of the agreement, the Company will maintain responsibility for servicing of the policies and managing some of the assets. In addition, the agreement does not meet the criteria for reinsurance accounting and was given deposit-type accounting treatment that resulted in the recognition of an asset for amounts on deposit with reinsurers of $5,062 million on the Consolidated Balance Sheets.

The Company also entered into a coinsurance agreement with Commonwealth Annuity to reinsure 90% of its JHNY fixed deferred annuity business effective July 1, 2012. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets which included $231 million in cash and $1,481 million in fixed maturities. The Company incurred a pre-tax gain of $46 million in connection with the transaction. Under the terms of the agreement, the Company will maintain responsibility for servicing of the policies. In addition, the agreement does not meet the criteria for reinsurance accounting and was given deposit-type accounting treatment that resulted in the recognition of an asset for amounts on deposit with reinsurers of $1,701 million on the Consolidated Balance Sheets.

On July 1, 2011, the Company paid $159 million in fees to affiliates related to the recapture of Life Retrocession business reserves and net liabilities of $103 million from Manulife Reinsurance Limited and Manufacturers Life Insurance Company (Barbados Branch) resulting in a decrease to net income of $170 million, net of tax. Subsequent to the recapture transactions, the Company entered into a 100% coinsurance treaty with Pacific Life Insurance Company effective July 1, 2011. This treaty facilitated the transfer of Life Retrocession business reserves and net liabilities of $655 million, cash of $199 million and miscellaneous assets of $30 million resulting in a pre-tax gain of $426 million, which was deferred and included in reinsurance recoverable on the Consolidated Balance Sheets. This gain is amortized on a straight line basis over 10 years. Gain amortization for the years ended December 31, 2012 and 2011 were $43 million and $21 million, respectively.

Note 8 — Derivatives and Hedging Instruments

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, other financial instruments, commodity prices or indices. The Company uses derivatives including swaps, forward and futures agreements, caps and floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, commodity prices and equity market prices, and to replicate permissible investments.

F-41

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Swaps are over-the-counter (“OTC”) contractual agreements between the Company and a third party to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument, foreign currency or other underlying commodity on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate cap agreements are contracts with counterparties which require the payment of a premium for the right to receive payments for the difference between the cap interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Similarly, interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, interest rate swap agreements, and pre-payable interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During future periods when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will receive on certain floating rate fixed income securities. The accumulated gain or loss will be amortized into investment income as a yield adjustment when the payments are made.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in non-qualifying hedging relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in qualifying and non-qualifying hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

F-42

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The Company also purchases interest rate caps and floors primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in qualifying and non-qualifying hedging relationships.

Credit Default Swaps. The Company manages credit risk through the issuance of credit default swaps (“CDS”). A CDS is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in qualifying and non-qualifying hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in non-qualifying hedging relationships.

F-43

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in hedging and non-hedging relationships:

		December 31, 2012			December 31, 2011
		Notional Amount	Fair Value Assets	Fair Value Liabilities	Notional Amount	Fair Value Assets	Fair Value Liabilities

		(in millions)
Qualifying Hedging Relationships
Fair value hedges	Interest rate swaps	$9,336	$739	$1,048	$9,353	$734	$1,140
	Foreign currency swaps	232	-	157	246	-	171

Cash flow hedges	Interest rate swaps	13,232	2,669	73	15,472	3,627	192
	Foreign currency swaps	1,763	147	255	1,833	183	325
	Foreign currency forwards	182	9	-	201	4	-
	Equity market contracts	29	3	2	25	-	10

Total Derivatives in Hedging Relationships		$24,774	$3,567	$1,535	$27,130	$4,548	$1,838

Non-Hedging Relationships
	Interest rate swaps	$94,343	$8,094	$3,378	$71,640	$7,219	$3,122
	Interest rate futures	3,987	-	-	6,009	-	-
	Foreign currency swaps	1,463	121	150	1,561	163	154
	Foreign currency forwards	40	1	-	33	-	2
	Foreign currency futures	1,860	-	-	2,072	-	-
	Equity market contracts	108	7	5	24	-	10
	Equity index futures	9,107	-	-	9,063	-	-
	Interest rate options	1,323	43	-	336	9	-
	Credit default swaps	265	6	-	246	4	1
	Embedded derivatives – fixed maturities	-	-	-	-	-	-
	Embedded derivatives – reinsurance contracts	-	14	3,371	-	10	2,686
	Embedded derivatives – participating pension contracts (1)	-	-	129	-	-	106
	Embedded derivatives – benefit guarantees (1)	-	2,701	1,217	-	2,914	1,169

Total Derivatives in Non-Hedging Relationships		112,496	10,987	8,250	90,984	10,319	7,250

Total Derivatives (2)		$137,270	$14,554	$9,785	$118,114	$14,867	$9,088

(1)	Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets.

(2)	The fair values of all derivatives in an asset position are reported within derivative assets on the Consolidated Balance Sheets, and derivatives in a liability position are reported within derivative liabilities on the Consolidated Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

F-44

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The following table provides a summary of the derivative assets and liabilities including embedded derivatives as of December 31, 31, 2012 and 2011, respectively.

	December 31, 2012		December 31, 2011
	Fair Value Assets	Fair Value Liabilities	Fair Value Assets	Fair Value Liabilities

	(in millions)
Derivatives on balance sheets	$11,853	$8,439	$11,953	$7,813
Non-reinsurance embedded derivatives	2,701	1,346	2,914	1,275

Total derivatives	14,554	9,785	14,867	9,088
Netting adjustments (a)	(1,701)	(3,367)	(550)	(4,572)
Assets and cash collateral used to offset asset/liabilities	(8,288)	(1,408)	(10,156)	(342)
Affiliate reinsurance related to embedded derivatives (b)	(1,317)	(3,223)	(1,342)	(2,572)

Total derivatives after netting adjustments, collateral and net of reinsurance related embedded derivatives	$3,248	$1,787	$2,819	$1,602

(a)	Represents the netting of derivative exposures covered by a master netting agreement. For these purposes, a master netting agreement is an arrangement between the Company and a counterparty where more than one derivative contract exists between the two entities.

(b)	Represents activity related to reinsurance contracts between the Company and affiliated reinsurers. These entities are under common control with the Company by the Company’s ultimate parent, MFC, and they do not create an inter-connection to any third party financial institution unaffiliated with the Company.

Hedging Relationships

The Company uses derivatives for economic hedging purposes only. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as either fair value hedges or cash flow hedges, as described below.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps and currency forwards to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

For the years ended December 31, 2012, 2011, and 2010, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2012, the Company had no hedges of firm commitments.

F-45

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The following tables show the investment gains (losses) recognized:

Year ended December 31, 2012
Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$118	$(93)	$25
	Fixed-rate liabilities	(4)	1	(3)
Foreign Currency Swaps	Fixed-rate assets	(1)	(22)	(23)
	Fixed-rate liabilities	-	-	-

Total		$113	$(114)	$(1)

Year ended December 31, 2011
Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$(546)	$679	$133
	Fixed-rate liabilities	339	(370)	(31)
Foreign Currency Swaps	Fixed-rate assets	(21)	10	(11)
	Fixed-rate liabilities	-	-	-

Total		$(228)	$319	$91

Year ended December 31, 2010
Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$(70)	$157	$87
	Fixed-rate liabilities	62	(64)	(2)
Foreign Currency Swaps	Fixed-rate assets	(73)	111	38
	Fixed-rate liabilities	-	-	-

Total		$(81)	$204	$123

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge

F-46

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the year ended December 31, 2010, all of the Company’s hedged forecast transactions qualified as cash flow hedges. For the year ended December 31, 2011 certain cash flow hedges were discontinued because it was no longer probable that the original forecasted transaction would occur by the end of the originally specified time period documented at inception of the hedging relationship. In 2012 and 2011, the Company completed a comprehensive review of its projections of future cash flows related to hedging activity for its life insurance business and its long-term care business, respectively. As a result of the continued volatility in interest rates and current trends within the long-term care and life insurance businesses, the Company de-designated $1.6 billion (notional principal) of forward-starting interest rate swaps for the life insurance business in 2012, and $3.9 billion (notional principal) of forward-starting interest rate swaps for the long-term care business in 2011.

The accumulated other comprehensive income related to de-designated swaps continues to be deferred because the forecasted transactions are still possible of occurring. During 2012 and 2011, the deferred OCI related to the de-designated swaps amounted to $312 million, net of tax and $432 million, net of tax, respectively. If the forecasted transactions do occur, these amounts will be reclassified to earnings in the periods during which variability in the cash flows hedged or the hedged forecasted transactions are recognized in earnings. If the forecasted transactions become unlikely, the amounts will be reclassified to earnings in that period.

In addition, during 2012 the Company completed a review of the investment strategy for the JHNY universal life (“UL”) business. As part of this review, it was determined that it was appropriate for the UL business to begin investing in non-fixed income assets. Under the revised investment strategy, UL cash flows will be invested in a combination of fixed income and non-fixed income assets, potentially resulting in lower cash flows available for reinvestments in fixed income assets than originally anticipated for the UL cash flow hedging program. The Company voluntarily de-designated $150 million (notional principal) of forward-starting interest rate swaps in 2012, however believes that the originally forecasted fixed income asset purchases are still probable of occurring as forecasted. Accordingly, the accumulated other comprehensive income related to these de-designated swaps continues to be deferred. During 2012, the deferred OCI related to the de-designated swaps amounted to $30 million, net of tax. If the forecasted transactions do occur as expected, these amounts will be allocated to the acquired fixed income assets in the periods during which the hedged forecasted transactions occur and amortized to earnings over the life of the underlying fixed income assets acquired. If the forecasted transactions are no longer possible of occurring, the amounts will be reclassified to earnings in that period.

F-47

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The following tables present the effects of derivatives in cash flow hedging relationships on the Consolidated Statements of Operations, the Consolidated Statements of Comprehensive Income (Loss) and the Consolidated Statements of Changes in Shareholder’s Equity.

Year ended December 31, 2012
Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$526	$212	$9
	Floating rate assets	(5)	-	-
	Inflation indexed liabilities	134	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	(16)	(4)	-
	Floating rate assets	(1)	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	3	1	-
	Foreign currency assets	-	-	-
Equity market contracts	Share-based payments	7	-	-

	Total	$648	$209	$9

Year ended December 31, 2011
Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$1,916	$59	$14
	Floating rate assets	5	-	-
	Inflation indexed liabilities	(136)	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	16	-	-
	Floating rate assets	(1)	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	(16)	-	-
	Foreign currency assets	-	-	-
Equity market contracts	Share-based payments	(7)	-	-

	Total	$1,777	$59	$14

F-48

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Year ended December 31, 2010

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$48	$(129)	$3
	Floating rate assets	-	-	-
	Inflation indexed liabilities	(43)	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	(25)	-	-
	Floating rate assets	(4)	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	(9)	-	-
	Foreign currency assets	(1)	-	-
Equity market contracts	Share-based payments	(3)	-	-

Total		$(37)	$(129)	$3

The Company anticipates that pre-tax net gains of approximately $70 million will be reclassified from AOCI to earnings within the next 12 months. The maximum time frame for which variable cash flows are hedged is 34 years.

For a rollforward of the net accumulated gains (losses) on cash flow hedges see the Shareholder’s Equity Note.

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swap agreements, interest rate futures contracts and CDS to manage credit risk, and interest rate cap and floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. Beginning in November 2007, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity and currency futures. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

F-49

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

For the years ended December 31, 2012, 2011, and 2010, net losses and net gains related to derivatives in a non-hedging relationship were recognized by the Company and the components were recorded in net realized investment and other gains (losses) as follows:

Years ended December 31,	2012	2011	2010
	(in millions)
Non-Hedging Relationships
Interest rate swaps	$(336)	$3,230	$145
Interest rate futures	(53)	(237)	(56)
Interest rate options	(8)	1	(1)
Credit defaults swaps	1	-	-
Foreign currency swaps	(32)	17	(68)
Foreign currency forwards	(5)	(10)	22
Foreign currency futures	-	16	(18)
Embedded derivatives	(1,730)	153	(93)
Equity market contracts	7	(1)	12
Equity index futures	(1,555)	(318)	(652)

Total Investment Gains (Losses) from Derivatives in Non-Hedging Relationships	$(3,711)	$2,851	$(709)

Credit Default Swaps. The Company replicates exposure to specific issuers by selling credit protection via CDS in order to complement its cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

The following table provides details of the CDS protection sold by type of contract and external agency rating for the underlying reference security, as of December 31, 2012 and 2011, respectively.

	December 31, 2012			December 31, 2011
	Notional amount[2]	Fair Value	Weighted average maturity (in years)[3]	Notional amount[2]	Fair Value	Weighted average maturity (in years)[3]
	(in millions)
Single name CDS[1]
Corporate Debt
AAA	$25	$1	4	$25	$1	5
AA	85	2	4	85	2	5
A	145	3	4	105	1	5
BBB	10	-	5	-	-

Total CDS protection sold	$265	$6		$215	$4

[1]

The rating agency designations are based on S&P where available followed by Moody’s, Dominion Bond Rating Services (DBRS), and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

[2]

Notional amount represents the maximum future payments the Company would have to pay its counterparties assuming a default of the underlying credit and zero recovery on the underlying issuer obligation.

[3]	The weighted average maturity of the CDS is weighted based on notional amounts.

F-50

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The Company holds no purchased credit protection at December 31, 2012. At December 31, 2011 the Company held purchased credit protection with a total notional amount of $31 million and a fair value of $1 million. The average credit rating of the counterparties guaranteeing the underlying credit is A+ and the weighted average maturity is 5.5 years.

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include fixed maturities, reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company’s embedded derivatives, see the Fair Value Measurements Note.

Credit Risk. The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its over-the-counter derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2012 and 2011, the Company accepted collateral consisting of cash of $2,142 million and $1,446 million and various securities with a fair value of $5,430 million and $5,591 million, respectively, which is held in separate custodial accounts. In addition, the Company has pledged collateral to support both the over-the-counter derivative instruments and exchange traded futures. For further details regarding pledged collateral see the Investments Note.

Note 9 — Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. Most contracts contain certain guarantees, which are discussed more fully below.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,
	2012	2011

	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$8,346	$7,586
Net amount at risk related to deposits	182	174
Average attained age of contract holders	52	52

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. GMDB features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or (d) a combination of (b) and (c) above.

F-51

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

Contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions, which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated and affiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

F-52

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

	December 31,
	2012	2011

	(in millions, except for ages and percentages)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$24,553	$23,864
Net amount at risk — net of reinsurance	64	174
Average attained age of contract holders	66	65

Return of net deposits plus a minimum return
In the event of death
Account value	$542	$562
Net amount at risk — net of reinsurance	305	332
Average attained age of contract holders	70	70
Guaranteed minimum return rate	5%	5%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$25,350	$25,558
Net amount at risk — net of reinsurance	265	559
Average attained age of contract holders	66	65

Guaranteed Minimum Income Benefit
Account value	$4,816	$5,102
Net amount at risk — net of reinsurance	40	50
Average attained age of contract holders	65	64

Guaranteed Minimum Withdrawal Benefit
Account value	$38,613	$36,581
Net amount at risk	774	1,116
Average attained age of contract holders	63	65

F-53

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2012	2011

	(in millions)
Type of Fund
Equity	$28,537	$27,351
Balanced	21,539	20,850
Bond	7,557	7,321
Money Market	1,407	1,667

Total	$59,040	$57,189

The following table summarizes the liabilities for guarantees on variable annuity contracts reflected in future policy benefits in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Total

	(in millions)
Balance at January 1, 2012	$247	$211	$1,165	$1,623
Incurred guarantee benefits	(51)	(91)	-	(142)
Other reserve changes	33	59	145	237

Balance at December 31, 2012	229	179	1,310	1,718
Reinsurance recoverable	(68)	(1,801)	(1,071)	(2,940)

Net balance at December 31, 2012	$161	$(1,622)	$239	$(1,222)

Balance at January 1, 2011	$225	$177	$507	$909
Incurred guarantee benefits	(66)	(75)	-	(141)
Other reserve changes	88	109	658	855

Balance at December 31, 2011	247	211	1,165	1,623
Reinsurance recoverable	(82)	(2,046)	(953)	(3,081)

Net balance at December 31, 2011	$165	$(1,835)	$212	$(1,458)

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserves were determined in accordance with ASC 815 “Derivatives and Hedging”.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2012 and 2011:

•

Data used included 1,000 stochastically generated investment performance scenarios. For the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations, risk neutral scenarios were used.

F-54

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

•

For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

•	Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for ASC 815 calculations.

•	Annuity mortality was based on the Ruark table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•	Annuity base lapse rates vary by contract type, duration, type of living benefit or death benefit rider, and whether guaranteed withdrawals are being taken. The lapse rates range from 0.5% to 40%.

•

The discount rates used in the GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserve calculations range from 6.4% to 7%. The discount rates used in the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations were based on the term structure of swap curves with a credit spread based on the credit standing of MFC (for GMWB) and the reinsurers (for GMIB).

Note 10 — Closed Blocks

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues. Assets allocated to the closed blocks inure solely to the benefit of the holders of the policies included in the closed blocks and will not revert to the benefit of the shareholder of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior approval from the State of Michigan Office of Financial and Insurance Regulation.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

The assets and liabilities allocated to the closed blocks are recorded in the Company’s Consolidated Balance Sheets and Consolidated Statements of Operations on the same basis as other similar assets and liabilities. The carrying amount of the closed blocks’ liabilities in excess of the carrying amount of the closed blocks’ assets at the date the closed blocks were established (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed blocks that can be recognized in income over the period the policies in the closed blocks remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings of a closed block are greater than expected cumulative earnings of that block, only expected earnings will be recognized in that closed block’s income. Actual cumulative earnings in excess of expected cumulative earnings of a closed block represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to the policyholders of that closed block as an additional policyholder dividend unless otherwise offset by future closed block performance that is less favorable than originally expected. If actual cumulative performance of a closed block is less favorable than expected, expected earnings for that closed block will be recognized in net income, unless the policyholder dividend obligation has been reduced to zero, in which case actual earnings will be recognized in income. The policyholder dividend obligation for the JHLICO and JHUSA closed blocks was zero at December 31, 2012 and 2011.

F-55

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

For all closed block policies, the principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders’ benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. For the JHLICO closed block policies, the principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred policy acquisition costs. There are no exclusions applicable to the JHUSA closed block. The amounts shown in the following tables for assets, liabilities, revenues, and expenses of the closed blocks are those that enter into the determination of amounts that are to be paid to policyholders.

The following tables set forth certain summarized financial information relating to the closed blocks as of the dates indicated:

JHUSA Closed Block

	December 31,
	2012	2011

	(in millions)
Liabilities
Future policy benefits	$8,258	$8,349
Policyholders’ funds	74	76
Policyholder dividends payable	162	180
Other closed block liabilities	659	636

Total closed block liabilities	9,153	9,241

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2012—$2,733; 2011—$2,918)	3,163	3,250
Mortgage loans on real estate	519	579
Investment real estate	710	692
Policy loans	1,589	1,586
Other invested assets	5	4

Total investments	5,986	6,111

Cash borrowings, cash, and cash equivalents	(513)	(339)
Accrued investment income	101	102
Amount due from and held for affiliates	2,047	1,885
Other closed block assets	588	574

Total assets designated to the closed block	8,209	8,333

Excess of closed block liabilities over assets designated to the closed block	944	908
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $322 and $265, respectively	597	492
Adjustment for deferred policy acquisition costs, net deferred income tax benefit of $111 and $82, respectively	(206)	(153)
Foreign currency translation adjustment	(79)	(70)

Total amounts included in accumulated other comprehensive income	312	269

Maximum future earnings to be recognized from closed block assets and liabilities	$1,256	$1,177

F-56

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHUSA Closed Block

	Years ended December 31,
	2012	2011	2010

	(in millions)
Revenues
Premiums	$538	$558	$597
Net investment income	339	331	351
Net realized investment income and other gains (losses)	111	67	161

Total revenues	988	956	1,109

Benefits and Expenses
Benefits to policyholders	656	668	713
Policyholder dividends	331	354	367
Amortization of deferred policy acquisition costs	94	14	(28)
Other closed block operating costs and expenses	29	29	28

Total benefits and expenses	1,110	1,065	1,080

Revenues, net of benefits and expenses	(122)	(109)	29
Income tax expense (benefit)	(43)	(41)	11

Revenues, net of benefits and expenses and income taxes	$(79)	$(68)	$18

Maximum future earnings from closed block assets and liabilities:

	December 31,
	2012	2011

	(in millions)
Beginning of period	$1,177	$1,109
Revenues, net of benefits and expenses and income taxes	79	68

End of period	$1,256	$1,177

F-57

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHLICO Closed Block

	December 31,
	2012	2011

	(in millions)
Liabilities
Future policy benefits	$10,488	$10,654
Policyholders’ funds	1,446	1,506
Policyholder dividends payable	324	367
Other closed block liabilities	418	409

Total closed block liabilities	12,676	12,936

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2012—$6,198; 2011—$6,411)	6,839	6,939
Equity securities:
Available-for-sale—at fair value (cost: 2012—$6; 2011—$11)	9	12
Mortgage loans on real estate	2,176	2,284
Policy loans	1,449	1,491
Other invested assets	88	104

Total investments	10,561	10,830

Cash borrowings, cash, and cash equivalents	154	(36)
Accrued investment income	128	133
Other closed block assets	88	88

Total assets designated to the closed block	10,931	11,015

Excess of closed block liabilities over assets designated to the closed block	1,745	1,921
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $229 and $194, respectively	425	358

Maximum future earnings to be recognized from closed block assets and liabilities	$2,170	$2,279

F-58

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHLICO Closed Block

	Years ended December 31,
	2012	2011	2010

	(in millions)
Revenues
Premiums	$514	$577	$621
Net investment income	555	576	585
Net realized investment income and other gains (losses)	65	73	18

Total revenues	1,134	1,226	1,224

Benefits and Expenses
Benefits to policyholders	665	729	733
Policyholder dividends	289	412	439
Other closed block operating costs and expenses	12	52	11

Total benefits and expenses	966	1,193	1,183

Revenues, net of benefits and expenses	168	33	41
Income tax expense (benefit)	59	12	12

Revenues, net of benefits and expenses and income taxes	$109	$21	$29

Maximum future earnings from closed block assets and liabilities:

	December 31,
	2012	2011

	(in millions)
Beginning of period	$2,279	$2,300
Revenues, net of benefits and expenses and income taxes	(109)	(21)

End of period	$2,170	$2,279

F-59

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Debt and Line of Credit

External short-term and long-term debt consisted of the following:

	December 31,
	2012	2011

	(in millions)
Short-term debt:
Current maturities of long-term debt	$14	$11

Long-term debt:
Surplus notes, 7.38% maturing in 2024	472	473
Fixed rate notes payable, interest ranging from 5.4% to 13.84% due in varying amounts to 2016	62	106
Variable rate notes payable, interest ranging from LIBOR plus 0.45% to LIBOR plus 3.15%	-	59

	534	638
Less current maturities of long-term debt	(14)	(11)

Total long-term debt	$520	$627

Consumer notes:
Notes payable, interest ranging from 0.80% to 6.00% due in varying amounts to 2032	$716	$819

Long-Term Debt

Aggregate maturities of long-term debt are as follows: 2013—$14 million; 2014—$32 million; 2015—$0 million ; 2016—$16 million; 2017—$0 million; and thereafter—$472 million.

Interest expense on debt, included in other operating costs and expenses, was $41 million, $46 million and $47 million in 2012, 2011, and 2010, respectively. Interest paid on debt was $38 million, $43 million, and $47 million in 2012, 2011, and 2010, respectively.

The fixed rate notes payable includes $47 million of collateralized debt and therefore ranks highest in priority. The remaining fixed rate notes payable are unsecured. Any payment of interest or principal on the surplus notes requires the prior approval of the Commissioner.

Consumer Notes

The Company issued consumer notes through its SignatureNotes program. The SignatureNotes investment product was sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes have a variety of maturities, interest rates, and call provisions.

Aggregate maturities of consumer notes, net of unamortized dealer fees, are as follows: 2013—$56 million; 2014—$237 million; 2015—$148 million; 2016—$67 million; 2017—$8 million; and thereafter—$204 million.

Interest expense on consumer notes, included in other operating costs and expenses, was $34 million, $42 million, and $48 million in 2012, 2011, and 2010, respectively. Interest paid amounted to $36 million, $42 million, and $48 million in 2012, 2011, and 2010, respectively.

F-60

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Debt and Line of Credit - (continued)

Line of Credit

At December 31, 2012, the Company had a committed line of credit established by MFC totaling $1 billion pursuant to a 364-day revolving credit facility. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, which were met at December 31, 2012. At December 31, 2012, the Company had no outstanding borrowings under the agreement.

At December 31, 2012, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2015. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2012. At December 31, 2012, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

Note 12 — Income Taxes

The Company is included in the consolidated federal income tax return of JHFC. In 2010, the Company’s common parent, Manulife Holdings Delaware LLC (“MHDLLC”) merged with JHFC resulting in a new combined group. John Hancock Life and Health Insurance Company (“JHLH”), an affiliate, files a separate federal income tax return for a five-year period that began in 2010.

Income (loss) before income taxes includes the following:

	Years ended December 31,
	2012	2011	2010

	(in millions)
Domestic	$(766)	$(1,143)	$(788)

Income (loss) before income taxes	$(766)	$(1,143)	$(788)

The components of income taxes were as follows:

	Years ended December 31,
	2012	2011	2010

	(in millions)
Current taxes:
Federal	$(255)	$(233)	$(224)
State	-	1	-

Total	(255)	(232)	(224)

Deferred taxes:
Federal	(378)	(100)	403
State	-	-	(3)

Total	(378)	(100)	400

Total income tax expense (benefit)	$(633)	$(332)	$176

F-61

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

A reconciliation of income taxes at the federal income tax rate to income tax expense (benefit) charged to operations follows:

	Years ended December 31,
	2012	2011	2010

	(in millions)

Tax at 35%	$(268)	$(400)	$(276)
Add (deduct):
Prior year taxes	(61)	27	47
Tax credits	(76)	(74)	(65)
Tax-exempt investment income	(29)	(31)	(34)
Lease income	27	1	(5)
Dividend received deduction	(113)	(102)	(88)
Change in tax reserves	(128)	67	34
Goodwill impairment	-	175	560
Foreign tax expense gross-up	10	3	3
Other	5	2	-

Total income tax expense (benefit)	$(633)	$(332)	$176

F-62

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

Deferred income tax assets and liabilities result from tax affecting the differences between the financial statement values and income tax values of assets and liabilities at each Consolidated Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,
	2012	2011

	(in millions)
Deferred tax assets:
Policy reserves	$2,401	$2,752
Net operating loss carryforwards	661	666
Net capital loss carryforwards	-	-
Tax credits	831	698
Unearned revenue	523	702
Deferred compensation	53	61
Accrued interest	414	437
Policyholder dividends payable	91	156
Other	91	147

Total deferred tax assets	5,065	5,619

Deferred tax liabilities
Unrealized investment gains on securities	2,954	2,225
Deferred policy acquisition costs	1,606	1,751
Intangible assets	946	1,042
Premiums receivable	36	37
Deferred sales inducements	57	89
Deferred gains	527	577
Securities and other investments	2,969	3,690
Other	188	130

Total deferred tax liabilities	9,283	9,541

Net deferred tax liabilities	$4,218	$3,922

At December 31, 2012, the Company had $1,889 million of net operating loss carryforwards which will expire between 2023 and 2030. At December 31, 2012, the Company had $831 million of tax credits, which consist of $633 million of general business credits, $172 million of foreign tax credits, and $26 million of alternative minimum tax credits. The general business credits begin to expire in tax year 2021 through tax year 2032. The foreign tax credits begin to expire in tax year 2013 through tax year 2022. The alternative minimum tax credits do not have an expiration date.

The Company has not recorded a valuation allowance with respect to the realizability of its deferred tax assets. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets. Based on management’s assessment of all available information, management believes that it is more likely than not the Company will realize the full benefit of its deferred tax assets.

In 2012, the Company received income tax refunds of $190 million from subsidiaries under the terms of its inter-company tax-sharing agreement and made income tax payments of $43 million to the Internal Revenue Service (“IRS”). In 2011, the Company received income tax refunds of $181 million from subsidiaries under the terms of its inter-company tax-sharing agreement and received income tax refunds of $20 million from the IRS. In 2010, the Company received income tax refunds of $60 million from subsidiaries under the inter-company tax sharing agreement and made income tax payments of $29 million to the IRS.

F-63

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the IRS. Effective for 2010, the Company’s common parent JHFC merged into MHDLLC resulting in a new combined group. The returns for the new combined group have not yet been examined by the IRS. With respect to the legacy MHDLLC consolidated return group, the IRS audits for tax years prior to 2006 have been closed. Tax years 2006 and 2007 for MHDLLC are in IRS appeals and tax years 2008 and 2009 are currently under examination. With respect to the legacy JHFC group, the IRS has completed its examinations of tax years 1997 through 2006. The IRS has issued statutory notices of deficiency relating to issues in years 1997 through 2001. The Company resolved all issues with the IRS except leveraged leases, for which the Company is waiting on a decision from the U.S. Tax Court. For tax years 2002 through 2004, all issues have been resolved except those pertaining to the Tax Court case. For tax years 2005 and 2006, the legacy JHFC group is currently in appeals. Tax years 2007 through 2009 are currently under examination by the IRS. Tax years 1997 through 2004 remain open until the Tax Court case is resolved. Management believes that adequate provision has been made in the financial statements for potential assessments relating to all open tax years.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31,
	2012	2011

	(in millions)
Balance, beginning of year	$2,477	$2,261
Additions based on tax positions related to the current year	350	212
Additions for tax positions of prior years	616	10
Reductions for tax positions of prior years	(217)	(6)

Balance, end of year	$3,226	$2,477

Included in the balances as of December 31, 2012 and 2011, respectively, are $237 million and $387 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2012 and 2011, respectively, are $2,989 million and $2,090 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Excluding the effect of interest and penalties, this has no impact on the annual effective rate, but would accelerate the payment of taxes to an earlier period.

The Company’s liability for unrecognized tax benefits may decrease in the next twelve months pending the outcome of remaining issues associated with the 1997 through 2009 IRS audit. A reasonable estimate of the decrease cannot be determined at this time; however, the Company believes that the ultimate resolution will not result in a material change to its consolidated financial statements.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. The Company recognized approximately $34 million of interest benefit for the year ended December 31, 2012, $161 million and $166 million of interest expense for the years ended December 31, 2011 and 2010, respectively. The Company had approximately $1,157 million and $1,191 million accrued for interest as of December 31, 2012 and 2011, respectively. The Company did not recognize material penalties for the years ended December 31, 2012, 2011, and 2010.

Note 13 — Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $1,957 million and $124 million, respectively, at December 31, 2012. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. Approximately 40% of these commitments expire in 2013 and the remainder expire by 2017.

The Company leases office space under non-cancelable operating lease agreements with various expiration dates. Rental expenses, net of sub-lease income, were $18 million, $20 million and $24 million for the years ended December 31, 2012, 2011, and 2010, respectively.

F-64

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Commitments, Guarantees, Contingencies, and Legal Proceedings - (continued)

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases along with the associated sub-lease income are as follows:

	Non-cancelable Operating Leases	Sub-lease Income
	(in millions)
2013	$43	$17
2014	33	14
2015	18	3
2016	10	-
2017	7	-
Thereafter	365	-

Total	$476	$34

Other than the Company’s investment in real estate, the Company does not have any material sub-lease income related to its office space. Leasing of investment real estate is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

Guarantees. In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. GAAP specific to the insurance industry. The Company had no guarantees outstanding outside the scope of insurance accounting at December 31, 2012.

Contingencies. The Company is an investor in leveraged leases and has established provisions for possible disallowance of the tax treatment and for interest on past due taxes. The Company continues to believe that deductions originally claimed in relation to these arrangements are appropriate. Although not expected to occur, should the tax attributes of the leveraged leases be fully denied, no material impact to the Company’s results are expected.

The Company acts as an intermediary/broker in over-the-counter derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Office of Financial and Insurance Regulation, state attorneys general, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a regular quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

F-65

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity

Capital Stock

The Company has two classes of capital stock, preferred stock and common stock. All of the outstanding preferred and common stock of the Company is owned by MIC, its parent.

F-66

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

Accumulated Other Comprehensive Income (Loss)

The components of accumulated other comprehensive income (loss) were as follows:

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2010	$207	$400	$9	$(478)	$138
Gross unrealized investment gains (net of deferred income tax expense of $770)	1,429				1,429
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $275)	(510)				(510)
Adjustment for policyholder liabilities (net of deferred income tax expense of $23)	42				42
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $97)	(180)				(180)

Net unrealized investment gains	781				781
Foreign currency translation adjustment			(53)		(53)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1)				(2)	(2)
Change in net actuarial loss (net of deferred income tax expense of $5)				9	9
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $1)				2	2
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $20)		(37)			(37)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $69)		(129)			(129)
Transfer of certain pension and postretirement benefit plans to Parent (net of deferred income tax expense of $255)				473	473

Balance at December 31, 2010	$988	$234	$(44)	$4	$1,182

F-67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2011	$988	$234	$(44)	$4	$1,182
Gross unrealized investment gains (net of deferred income tax expense of $1,817)	3,371				3,371
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $373)	(692)				(692)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $355)	(659)				(659)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $418)	(775)				(775)

Net unrealized investment gains	1,245				1,245
Foreign currency translation adjustment			13		13
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $957)		1,777			1,777
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $32)		(59)			(59)

Balance at December 31, 2011	$2,233	$1,952	$(31)	$4	$4,158

F-68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2012	$2,233	$1,952	$(31)	$4	$4,158
Gross unrealized investment gains (net of deferred income tax expense of $902)	1,677				1,677
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $369)	(686)				(686)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $135)	(251)				(251)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax expense of $64)	118				118

Net unrealized investment gains	858				858
Foreign currency translation adjustment			(50)		(50)
Pension and postretirement benefits:
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $-)				-	-
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $349)		648			648
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $113)		(209)			(209)

Balance at December 31, 2012	$3,091	$2,391	$(81)	$4	$5,405

F-69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

Net unrealized investment gains (losses) included on the Company’s Consolidated Balance Sheets as a component of shareholder’s equity are summarized below:

	Years ended December 31,
	2012	2011	2010

	(in millions)
Balance, end of year comprises:
Unrealized investment gains (losses) on:
Fixed maturities	$7,378	$5,932	$1,861
Equity securities	471	365	360
Other investments	5	33	(14)

Total (1)	7,854	6,330	2,207

Amounts of unrealized investment gains (losses) attributable to:
Deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability	(1,642)	(1,824)	(631)
Policyholder liabilities	(1,456)	(1,070)	(56)
Deferred income taxes	(1,665)	(1,203)	(532)

Total	(4,763)	(4,097)	(1,219)

Net unrealized investment gains (losses)	$3,091	$2,233	$988

(1)	Includes unrealized investment gains (losses) on invested assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Related Party Transactions Note, for information on the associated MRBL reinsurance agreement.

Statutory Results

The Company and its wholly-owned subsidiaries, JHNY and JHLH, are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance departments of their states of domicile, which are Michigan, New York, and Massachusetts, respectively.

The Company’s statutory net (loss) income for the years ended December 31, 2012, 2011, and 2010 was $221 million, $(2,888) million, and $40 million, respectively. The Company’s statutory capital and surplus as of December 31, 2012 and 2011 was $5,794 million and $4,971 million, respectively.

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Insurance Commissioner. Dividends to the shareholder that may be paid without prior approval of the Commissioner are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations for the 12 month period ending December 31 of the immediately preceding year. JHUSA paid no shareholder dividends to MIC for the years ended December 31, 2012 and 2011.

F-70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Pension and Other Postretirement Benefit Plans

Prior to December 31, 2010, the Company accounted for its share of the John Hancock Pension Plan, a qualified defined benefit plan, and the John Hancock Non-Qualified Pension Plan, a non-qualified defined benefit plan (collectively, “the Plans”), and the John Hancock Employee Welfare Plan (the “Welfare Plan”) as direct legal obligations of the Company and accounted for the corresponding plan obligations on its Consolidated Balance Sheets and Consolidated Statements of Operations. Effective December 31, 2010, the Company transferred the sponsorship of these plans to MIC along with the associated net liabilities. The impact of the transfer on the Company’s December 31, 2010 Consolidated Statements of Changes in Shareholder’s Equity was a decrease in additional paid-in capital of $13 million and an increase in accumulated other comprehensive income of $473 million, net of tax.

Prior to December 31, 2010, the Company sponsored the John Hancock Pension Plan that covers substantially all of its employees. Historically, pension benefits were calculated utilizing a traditional formula. Under the traditional formula, benefits were provided based upon length of service and final average compensation. As of January 1, 2002, all defined benefit pension plans were amended to a cash balance basis. Under the cash balance formula, participants are credited with benefits equal to a percentage of eligible pay, as well as interest. Certain grandfathered employees are eligible to receive benefits based upon the greater of the traditional formula or cash balance formula. In addition, early retirement benefits are subsidized for certain grandfathered employees.

Prior to December 31, 2010, the Company’s funding policy for its qualified defined benefit plan was to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws and generally not greater than the maximum amount that can be deducted for federal income tax purposes. In 2010, no contributions were made to the qualified plan.

Prior to December 31, 2010, the Company also sponsored the John Hancock Non-Qualified Pension Plan. an unfunded non-qualified defined benefit plan. This plan provides supplemental benefits in excess of the compensation limit outlined in the Internal Revenue Code for certain employees.

Prior to December 31, 2010, the Company’s funding policy for the John Hancock Non-Qualified Pension Plan was to contribute an amount equal to the plan’s benefit payments made during the year. The contribution to the non-qualified plan was $31 million in 2010.

As of the transfer date, the assets and liabilities of the Plans became direct obligations of MIC, while JHUSA became a participating employer in the plans transferred. Prospectively, the Company will remain jointly and severally liable for the funding requirements of the Plans and will recognize its allocation from MIC of the required contributions to the plans as pension expense in its Consolidated Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. Prior to 2011, pension expense was the net periodic benefit cost incurred for these plans as determined by the plan actuary and consistent with actuarial practice for a plan sponsor. The expense for the Plans was $59 million, $41 million and $7 million in 2012, 2011, and 2010, respectively. The components of the $7 million in 2010 consisted of $32 million service cost, $124 million interest cost, ($161) million expected return on plan assets, ($3) million amortization of prior service cost and $15 million recognized actuarial loss. In 2010, benefits paid related to the qualified defined benefit plan and the non-qualified plan were $175 million.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for the plan was $ 7 million, $6 million, and $8 million in 2012, 2011, and 2010, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

Prior to December 31, 2010, the Company provided postretirement medical and life insurance benefits for its retired employees and their spouses through its sponsorship of the John Hancock Financial Services, Inc. Employee Welfare Plan. Effective January 1, 2010, the plan was renamed the John Hancock Employee Welfare Plan and plan sponsorship was transferred from MIC to the Company. Certain employees hired prior to January 1, 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan’s provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum.

F-71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Pension and Other Postretirement Benefit Plans - (continued)

The Welfare Plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also, the number of years of service required to be eligible for the benefit was increased to 15 years for all participants. The future retiree life insurance coverage amount was frozen as of December 31, 2006.

Prior to December 31, 2010, the Company’s policy was to fund the Welfare Plan in amounts at or below the annual tax qualified limits. The contribution to the Welfare Plan was $48 million in 2010.

As of the transfer date, the liabilities of the Welfare Plan became direct obligations of MIC, while JHUSA became a participating employer in the plan. Prospectively, the Company will remain jointly and severally liable for the funding requirements of the Welfare Plan and will recognize its allocation from MIC of the benefits paid on behalf of plan participants as postretirement benefits expense in its Consolidated Statements of Operations. The allocation is derived by utilizing participant data to calculate claim payments relating to participants in these plans. Prior to 2011, the Welfare Plan expense was the net periodic benefit cost incurred for these plans as determined by the plan actuary and consistent with actuarial practice for a plan sponsor. The expense for this plan was $30 million, $46 million, and $3 million in 2012, 2011, and 2010, respectively. The components of the $3 million in 2010 consisted of $1 million service cost, $28 million interest cost and ($26) million expected return on plan assets.

The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. Sponsorship of these plans transferred from MIC to the Company effective January 1, 2010. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Expense for these plans is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for these defined contribution plans was $19 million, $19 million, and $18 million in 2012, 2011, and 2010, respectively.

Assumptions

Weighted-average assumptions used to determine the Company’s net periodic benefit cost for the year ended December 31, 2010, when the Company was the sponsor, are as follows:

	Pension Benefits	Other Postretirement Benefits

Discount rate	5.50%	5.50%
Expected long-term return on plan assets	7.75%	7.75%
Rate of compensation increase	4.35%	N/A
Health care cost trend rate for the following year		8.50%
Ultimate trend rate		5.00%
Year ultimate rate reached		2028

The overall expected long-term rate of return on plan assets assumption reflects the Company’s best estimate. The general approach used to develop the assumption takes into consideration the allocation of assets held on the measurement date, plus the target allocation of expected contributions to the plan for the upcoming fiscal year, net of investment expenses. The rate is calculated using historical weighted-average real returns for each significant class of plan assets including the effects of continuous reinvestment of earnings. In addition, the calculation includes a long-term expectation of general inflation. Current market conditions and published commentary are also considered when assessing the reasonableness of the overall expected long-term rate of return on plan assets assumption.

F-72

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements

The following table presents the carrying amounts and fair values of the items measured or disclosed at fair value by the Company. Fair values have been determined by using available market information and the valuation methodologies described below.

	December 31,
	2012		2011
	Carrying Value	Fair Value	Carrying Value	Fair Value

	(in millions)
Assets:
Fixed maturities:
Available-for-sale (1)	$63,285	$63,285	$67,266	$67,266
Held-for-trading	1,441	1,441	1,477	1,477
Equity securities:
Available-for-sale	386	386	439	439
Held-for-trading	130	130	97	97
Mortgage loans on real estate	13,192	15,065	13,974	15,335
Policy loans	5,264	5,264	5,220	5,220
Short-term investments	2,166	2,166	1,618	1,618
Cash and cash equivalents	3,511	3,511	3,296	3,296
Other invested assets (2)	367	367	425	425
Derivatives:
Interest rate swaps	11,502	11,502	11,580	11,580
Foreign currency swaps	268	268	346	346
Foreign currency forwards	10	10	4	4
Interest rate options	43	43	9	9
Equity market contracts	10	10	-	-
Credit default swaps	6	6	4	4
Embedded derivatives	2,715	2,715	2,924	2,924
Assets held in trust	2,487	2,487	2,463	2,463
Separate account assets	140,626	140,626	129,326	129,326

Total assets	$247,409	$249,282	$240,468	$241,829

Liabilities:
Consumer notes	$716	$757	$819	$837
Debt	534	593	638	677
Guaranteed investment contracts and funding agreements	465	471	577	577
Fixed-rate deferred and immediate annuities	8,903	9,219	9,415	9,307
Supplementary contracts without life contingencies	67	72	48	48
Derivatives:
Interest rate swaps	4,499	4,499	4,454	4,454
Foreign currency swaps	562	562	650	650
Foreign currency forwards	-	-	2	2
Equity market contracts	7	7	20	20
Credit default swaps	-	-	1	1
Embedded derivatives	4,717	4,717	3,961	3,961

Total liabilities	$20,470	$20,897	$20,585	$20,534

F-73

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

1)	Fixed maturities available-for-sale exclude leveraged leases of $1,711 million and $1,959 million at December 31, 2012 and 2011, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at its expected internal rate of return.
2)	Other invested assets exclude equity method and cost-accounted investments of $4,520 million and $4,076 million at December 31, 2012 and 2011, respectively.

ASC 820 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. This guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Active markets are defined as having the following characteristics for the measured asset/liability; (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads, and (v) most information publicly available. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data.

Most debt securities are classified within Level 2. Also included in the Level 2 category are financial instruments that are priced using models with observable market inputs, including most derivative financial instruments and certain separate account assets.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk.

Level 3 securities include less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency. Embedded and complex derivative financial instruments and separate account investments in timber and agriculture are also included in Level 3.

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities under ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques, which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The Company utilizes a Valuation Quality Assurance (“VQA”) team of security analysts. The MFC Chief Investment Officer has ultimate responsibility over the VQA team. The team ensures quality and completeness of all daily and monthly prices. Prices are received from external pricing vendors and brokers and put through a quality assurance process which includes review of price movements relative to the market, comparison of prices between vendors, and internal matrix

F-74

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

pricing. All inputs to our pricing matrix are external observable inputs extracted and entered by the VQA team. Broker quotes are used only when no external public vendor prices are available.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

In general, ASC 820 created the following two primary categories for the purpose of fair value disclosure:

•

Assets and Liabilities Measured and Disclosed at Fair Value on a Recurring Basis and Reported in the Consolidated Balance Sheets-This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturities, equity securities, short-term investments, derivatives, and separate account assets. Assets measured at fair value on a nonrecurring basis include limited partnership interests, and goodwill, which are reported at fair value only in the period in which an impairment is recognized.

•

Assets and Liabilities Disclosed at Fair Value on a Recurring Basis – This category includes mortgage loans on real estate, policy loans, cash and cash equivalents, consumer notes, guaranteed investment contracts, funding agreements and fixed-rate deferred and immediate annuities.

Assets and Liabilities Measured and Disclosed at Fair Value on a Recurring Basis

Fixed Maturities

For fixed maturities, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

Equity Securities

Equity securities are comprised of common stock and are classified within Level 1, as fair values are based on quoted market prices in active markets.

Short-term Investments

Short-term investments are comprised of securities due to mature within one year of the date of purchase. Those that are traded in active markets are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter (“OTC”) derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

F-75

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives

As defined in ASC 815, the Company holds assets and liabilities classified as embedded derivatives on the Consolidated Balance Sheets. These assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements (“Reinsurance GMIB Assets”). Liabilities include policyholder benefits offered under variable annuity contracts such as GMWB with a term certain and embedded reinsurance derivatives.

Embedded derivatives are recorded on the Consolidated Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many observable factors including, but not limited to, market conditions, credit ratings, and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of embedded derivatives that could materially affect net income. Embedded derivatives which are valued using observable market inputs are classified within Level 2 of the fair value hierarchy. Some embedded derivatives, mainly benefit guarantees for variable annuity products, utilize significant pricing inputs which are unobservable. These unobservable inputs are received from third party valuation experts and include equity volatility, mortality rates, lapse rates and utilization rates. Embedded derivatives with significant unobservable inputs are classified within Level 3.

The fair value of embedded derivatives related to GMIB and GMWB is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal, and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer; therefore, fair value reflects the reporting entity’s own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC’s own credit risk, which is determined by taking into consideration publicly available information relating to MFC’s debt, as well as its claims paying ability. Nonperformance risk is also reflected in the reinsurance GMIB assets held by the Company. The credit risk of the reinsurance companies is most representative of the nonperformance risk for the reinsurance GMIB assets and is derived from publicly available information relating to the reinsurance companies’ publicly issued debt. As such, the reinsurance contract embedded derivatives are classified within Level 2.

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Consolidated Balance Sheets representing the difference between the adjusted statutory book value and fair value of the related modified coinsurance assets with ongoing changes in fair value recorded in net realized investment and other gains (losses). The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

Separate Account Assets

Separate account assets are carried at fair value and reported as a summarized total on the Consolidated Balance Sheets. Assets owned by the Company’s separate accounts primarily include investments in funds, fixed maturity securities, equity securities, real estate, short-term investments, and cash and cash equivalents. For separate accounts structured as a non-unitized fund, the fair value of the separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account.

The fair value of fund investments is based upon quoted market prices or reported net asset values. Fund investments that are traded in an active market and have a net asset value that the Company can access at the measurement date are classified within Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account and may be classified within Level 1, 2, or 3 accordingly.

F-76

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Separate account assets classified as Level 3 consist primarily of debt and equity investments in private companies, which own timber and agriculture and carry it at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

Assets and Liabilities Disclosed at Fair Value on a Recurring Basis

Mortgage loans on real estate

The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy loans

These loans are carried at unpaid principal balances, which approximate their fair values.

Cash and cash equivalents

The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

Consumer notes, guaranteed investment contracts, and funding agreements

The fair values associated with these financial instruments are determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Debt

The fair value of the Company’s long-term debt is estimated using discounted cash flows based on the Company’s incremental borrowing rates for similar type of borrowing arrangements. Long-term debt includes variable and fixed rate notes related to consolidated variable interest entities.

Fixed-rate deferred and immediate annuities

The fair value of fixed-rate deferred annuities is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date. The fair value of fixed immediate annuities is determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

F-77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

The table below presents the fair value by fair value hierarchy level for assets and liabilities that are reported at fair value in the Consolidated Balance Sheet:

	December 31, 2012
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$41,693	$-	$38,004	$3,689
Commercial mortgage-backed securities	1,394	-	1,166	228
Residential mortgage-backed securities	242	-	4	238
Collateralized debt obligations	106	-	6	100
Other asset-backed securities	894	-	847	47
U.S. Treasury and agency securities	12,095	-	12,095	-
Obligations of states and political subdivisions	5,394	-	4,831	563
Debt securities issued by foreign governments	1,467	-	1,467	-

Total fixed maturities available-for-sale	63,285	-	58,420	4,865

Fixed maturities held-for-trading:
Corporate debt securities	997	-	955	42
Commercial mortgage-backed securities	145	-	134	11
Residential mortgage-backed securities	1	-	-	1
Collateralized debt obligations	2	-	1	1
Other asset-backed securities	24	-	23	1
U.S. Treasury and agency securities	190	-	190	-
Obligations of states and political subdivisions	81	-	70	11
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	1,441	-	1,374	67

Equity securities available-for-sale	386	386	-	-
Equity securities held-for-trading	130	130	-	-
Short-term investments	2,166	-	2,166	-
Other invested assets (2)	367	-	-	367
Derivative assets (3):
Interest rate swaps	11,502	-	11,484	18
Foreign currency swaps	268	-	268	-
Foreign currency forwards	10	-	10	-
Interest rate options	43	-	-	43
Credit default swaps	6	-	6	-
Equity market contracts	10	-	5	5
Embedded derivatives (4):
Reinsurance contracts	14	-	14	-
Benefit guarantees	2,701	-	-	2,701
Assets held in trust (6)	2,487	886	1,546	55
Separate account assets (5)	140,626	130,912	7,491	2,223

Total assets at fair value	$225,442	$132,314	$82,784	$10,344

Liabilities:
Derivatives liabilities (3):
Interest rate swaps	$4,499	$-	$4,498	$1
Foreign currency swaps	562	-	517	45
Foreign currency forwards	-	-	-	-
Equity market contracts	7	-	1	6
Credit default swaps	-	-	-	-
Embedded derivatives (4):
Reinsurance contracts	3,371	-	3,371	-
Participating pension contracts	129	-	129	-
Benefit guarantees	1,217	-	-	1,217

Total liabilities at fair value	$9,785	$-	$8,516	$1,269

F-78

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

	December 31, 2011
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$43,331	$-	$39,183	$4,148
Commercial mortgage-backed securities	3,132	-	2,834	298
Residential mortgage-backed securities	370	-	9	361
Collateralized debt obligations	131	-	17	114
Other asset-backed securities	1,093	-	1,049	44
U.S. Treasury and agency securities	12,823	-	12,823	-
Obligations of states and political subdivisions	4,964	-	4,428	536
Debt securities issued by foreign governments	1,422	-	1,422	-

Total fixed maturities available-for-sale	67,266	-	61,765	5,501

Fixed maturities held-for-trading:
Corporate debt securities	1,037	-	985	52
Commercial mortgage-backed securities	183	-	172	11
Residential mortgage-backed securities	2	-	-	2
Collateralized debt obligations	4	-	1	3
Other asset-backed securities	31	-	31	-
U.S. Treasury and agency securities	144	-	144	-
Obligations of states and political subdivisions	75	-	65	10
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	1,477	-	1,399	78

Equity securities available-for-sale	439	439	-	-
Equity securities held-for-trading	97	97	-	-
Short-term investments	1,618	-	1,618	-
Other invested assets (2)	425	-	-	425
Derivative assets (3):
Interest rate swaps	11,580	-	11,518	62
Foreign currency swaps	346	-	346	-
Foreign currency forwards	4	-	4	-
Interest rate options	9	-	-	9
Credit default swaps	4	-	-	4
Equity market contracts	-	-	-	-
Embedded derivatives (4):
Reinsurance contracts	10	-	10	-
Benefit guarantees	2,914	-	-	2,914
Assets held in trust (6)	2,463	786	1,605	72
Separate account assets (5)	129,326	120,310	6,864	2,152

Total assets at fair value	$217,978	$121,632	$85,129	$11,217

Liabilities:
Derivatives liabilities (3):
Interest rate swaps	$4,454	$-	$4,446	$8
Foreign currency swaps	650	-	612	38
Foreign currency forwards	2	-	2	-
Equity market contracts	20	-	-	20
Credit default swaps	1	-	-	1
Embedded derivatives (4):
Reinsurance contracts	2,686	-	2,686	-
Participating pension contracts	106	-	106	-
Benefit guarantees	1,169	-	-	1,169

Total liabilities at fair value	$9,088	$-	$7,852	$1,236

F-79

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

(1)	Fixed maturities available-for-sale exclude leveraged leases of $1,711 million and $1,959 million at December 31, 2012 and 2011, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at its expected internal rate of return.
(2)	Other invested assets exclude equity method and cost-accounted investments of $4,520 million and $4,076 million at December 31, 2012 and 2011, respectively.
(3)	Derivative assets and liabilities are presented gross to reflect the presentation in the Consolidated Balance Sheets, but are presented net for purposes of the Level 3 rollforward.
(4)	Embedded derivatives related to fixed maturities and reinsurance contracts are reported as part of the derivative asset or liability on the Consolidated Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Consolidated Balance Sheets.
(5)	Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.
(6)	Represents the fair value of assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See the Related Party Transactions Note for information on the associated MRBL reinsurance agreement. The fair value of the trust assets is determined on a basis consistent with the methodologies described herein for similar financial instruments.

The table below presents the fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Consolidated Balance Sheet, but are disclosed at fair value.

F-80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

	December 31, 2012
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets
Mortgage loans on real estate	$15,065	$-	$15,065	$-
Policy loans	5,264	-	5,264	-
Cash and cash equivalents	3,511	3,511	-	-

Total assets at fair value	$23,840	$3,511	$20,329	$-

Liabilities
Consumer notes	$757	$-	$-	$757
Debt	593	-	593	-
Guaranteed investment contracts and funding agreements	471	-	-	471
Fixed rate deferred and immediate annuities	9,219	-	1,253	7,966
Supplementary contracts without life contingencies	72	-	72	-

Total liabilities at fair value	$11,112	$-	$1,918	$9,194

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the year ended December 31, 2012, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the year ended December 31, 2012.

F-81

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured at fair value on a recurring basis for the years ended December 31, 2012 and 2011 are summarized as follows:

	Balance at January 1, 2012	Net realized/unrealized gains (losses) included in:		Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2012	Change in unrealized gains (losses) included in earnings on instruments still held
		Earnings (1)	AOCI (2)					Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$4,148	$78	$127	$1,759	$-	$(1,478)	$(217)	$50	$(778)	$3,689	$-
Commercial mortgage-backed securities	298	(21)	48	41	-	(23)	(109)	1	(7)	228	-
Residential mortgage-backed securities	361	(47)	132	85	-	(206)	(87)	-	-	238	-
Collateralized debt obligations	114	(29)	36	8	-	(13)	(16)	-	-	100	-
Other asset-backed securities	44	5	8	8	-	(7)	(11)	-	-	47	-
Obligations of states and political subdivisions	536	12	3	106	-	(74)	-	20	(40)	563	-

Total fixed maturities available-for-sale	5,501	(2)	354	2,007	-	(1,801)	(440)	71	(825)	4,865	-

Fixed maturities held-for-trading:
Corporate debt securities	52	5	-	9	-	(3)	(1)	2	(22)	42	5
Commercial mortgage-backed securities	11	1	-	-	-	-	-	-	(1)	11	3
Residential mortgage-backed securities	2	-	-	-	-	-	(1)	-	-	1	-
Collateralized debt obligations	3	-	-	-	-	-	(2)	-	-	1	-
Other asset-backed securities	-	1	-	-	-	-	-	-	-	1	-
Obligations of states and political subdivisions	10	1	-	-	-	-	-	-	-	11	1

Total fixed maturities held-for-trading	78	8	-	9	-	(3)	(4)	2	(23)	67	9
Other invested assets	425	54	(31)	111	(16)	(176)	-	-	-	367	6
Net derivatives	8	(13)	5	45	-	7	-	-	(38)	14	34
Net embedded derivatives (4)	1,745	(256)	-	-	-	-	-	-	(5)	1,484	(256)
Assets held in trust	72	-	-	-	-	-	(2)	-	(15)	55	-
Separate account assets (5)	2,152	101	-	111	-	(141)	-	-	-	2,223	-

Total	$9,981	$(108)	$328	$2,283	$(16)	$(2,114)	$(446)	$73	$(906)	$9,075	$(207)

F-82

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

	Balance at January 1, 2011	Net realized/unrealized gains (losses) included in:		Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2011	Change in unrealized gains (losses) included in earnings on instruments still held
		Earnings (1)	AOCI (2)					Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$3,301	$13	$200	$872	$-	$-	$(424)	$336	$(150)	$4,148	$-
Commercial mortgage-backed securities	485	(17)	(11)	-	-	-	(159)	-	-	298	-
Residential mortgage-backed securities	450	1	17	-	-	-	(107)	-	-	361	-
Collateralized debt obligations	103	(6)	29	-	-	-	(12)	-	-	114	-
Other asset-backed securities	79	(7)	1	-	-	-	(25)	16	(20)	44	-
Obligations of states and political subdivisions	408	-	55	87	-	-	-	-	(14)	536	-

Total fixed maturities available-for-sale	4,826	(16)	291	959	-	-	(727)	352	(184)	5,501	-

Fixed maturities held-for-trading:
Corporate debt securities	36	14	-	23	-	-	(3)	-	(18)	52	14
Commercial mortgage-backed securities	15	(1)	-	-	-	-	(3)	-	-	11	(1)
Residential mortgage-backed securities	3	-	-	-	-	-	(1)	-	-	2	-
Collateralized debt obligations	3	-	-	-	-	-	-	-	-	3	-
Other asset-backed securities	1	-	-	-	-	-	-	-	(1)	-	-
Obligations of states and political subdivisions	-	1	-	9	-	-	-	-	-	10	1

Total fixed maturities held-for-trading	58	14	-	32	-	-	(7)	-	(19)	78	14
Other invested assets	230	20	(3)	75	-	(6)	(50)	159	-	425	22
Net derivatives	19	1	19	13	-	-	-	-	(44)	8	2
Net embedded derivatives (4)	967	778	-	-	-	-	-	-	-	1,745	778
Assets held in trust	61	-	12	-	-	-	(1)	-	-	72	12
Separate account assets (5)	2,075	(14)	53	67	-	-	(29)	-	-	2,152	60

Total	$8,236	$783	$372	$1,146	$-	$(6)	$(814)	$511	$(247)	$9,981	$888

F-83

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

1)	This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations.
2)	This amount is included in net unrealized investment gains (losses) within AOCI on the Consolidated Balance Sheets.
3)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
4)	The earnings amount is included in benefits to policyholders on the Consolidated Statements of Operations.
5)	Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities.

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying assets into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that asset, thus eliminating the need to extrapolate market data beyond observable points.

Information about Sensitivity to Changes in Significant Unobservable Inputs (Level 3)

The Company determines the estimated fair value of its Level 3 investments using primarily the market approach and the income approach. Matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or income approach is used.

Corporate Debt Securities and Obligations of States and Political Subdivisions

Corporate debt securities and obligations of states and political subdivisions included in Level 3 are primarily private placement issuances that are not traded in active markets or that are subject to transfer restrictions. Fair value measurements consider illiquidity and non-transferability. When quoted prices are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of publicly-traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input used in the fair value measurement of corporate debt is the yield, only if the yield is carried forward at the 30 year point. The yield is affected by the market movements in credit spreads and state and political subdivision yields. In addition, the migration in credit quality of a given security generally has a corresponding effect on the fair value measurement of the securities. For example, a downward migration of credit quality would increase spreads. Holding state and political subdivision yields constant, an increase in corporate credit spreads would decrease the fair value of corporate debt.

Benefit Guarantees

The significant unobservable inputs used for embedded derivatives in policyholder contract deposits measured at fair value, benefit guarantees for variable annuity products, are equity implied volatility, mortality rates, lapse rates and utilization rates. In general, increases in volatilities and utilization rates will increase the fair value, while increases in lapse rates and mortality rates will decrease the fair value of the liability associated with the guarantee.

Separate Account Assets

The Company’s Level 3 separate account assets are predominantly invested in timberland properties valued by third-party valuation service providers. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect.

F-84

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Quantitative Information About Level 3 Fair Value Measurements

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available, such as data from pricing vendors and from internal valuation models. Because not all Level 3 instruments have input information reasonably available, balances shown below may not equal total amounts reported for such Level 3 assets and liabilities:

	Fair Value at December 31, 2012 (in millions)	Predominant Valuation Technique	Unobservable Input	Range (1)
Corporate debt securities	$3,731	Discounted cash flow	Yield if greater than 30 years	0	to	61
			Delta spread adjustment	0	to	1919
Obligation of states and political subdivisions	$574	Discounted cash flow	Yield if greater than 30 years	97	to	364
Benefit guarantees	$1,484	Discounted cash flow	Equity implied volatility	0%	to	35%
			Base lapse rates	1%	to	35%
			Dynamic lapse rates	0%	to	70%
			Mortality rates	0%	to	38%
			Utilization rates	80%	to	100%
(1)	For the unobservable inputs, the range is presented in basis points unless otherwise specified.

Assets Measured at Fair Value on a Nonrecurring Basis

Certain assets are reported at fair value on a nonrecurring basis, including investments such as, limited partnership interests and goodwill, which are reported at fair value only in the period in which an impairment is recognized. The fair value is calculated using models that are widely accepted in the financial services industry. For the year ended December 31, 2012, the Company did not record a goodwill impairment. During the year ended December 31, 2011, the Company recorded a goodwill impairment of $500 million and the fair value measurement was classified as Level 3. For additional information regarding the impairments, see the Goodwill, Value of Business Acquired, and Other Intangible Assets Note.

Note 17 — Segment Information

The Company operates in the following three business segments: (1) Insurance and (2) Wealth Management, which primarily serve retail and institutional customers and (3) Corporate and Other, which includes the institutional advisory business, the reinsurance operations, and the corporate account.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Insurance Segment. Offers a variety of individual life insurance products and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. In 2012, the Company’s remaining international insurance operations were transferred to the Corporate and Other Segment.

Wealth Management Segment. Offers annuities and mutual fund products and services. These businesses also offer a variety of retirement products to group benefit plans. Annuity contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. These businesses distribute products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. As discussed in the Significant Accounting Policies Note, the Company suspended sales of all its individual and group fixed and variable annuities.

Corporate and Other Segment. Primarily consists of certain corporate operations, the institutional advisory business, reinsurance operations, and businesses that are either disposed or in run-off. Corporate operations primarily include certain

F-85

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information - (continued)

financing activities, income on capital not specifically allocated to the operating segments, and certain non-recurring expenses not allocated to the segments. The income statement impact of goodwill impairment charges are reported in this segment. In 2012, the Company’s remaining international insurance operations were transferred from the Insurance Segment.

The accounting policies of the segments are the same as those described in the Summary of Significant Accounting Policies Note. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following tables summarize selected financial information by segment for the periods indicated. Included in the Insurance Segment for all periods presented are the assets, liabilities, revenues, and expenses of the closed blocks. For additional information on the closed blocks, see the Closed Blocks Note.

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2012
Revenues from external customers	$5,118	$2,253	$295	$7,666
Net investment income	2,956	1,641	(38)	4,559
Net realized investment and other gains (losses)	(269)	(1,606)	(293)	(2,168)
Inter-segment revenues	-	-	-	-

Revenues	$7,805	$2,288	$(36)	$10,057

Net income (loss)	$(220)	$94	$(7)	$(133)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$208	$28	$(18)	$218
Carrying value of investments under the equity method	3,259	912	287	4,458
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,001	384	-	1,385
Goodwill impairment	-	-	-	-
Interest expense	-	-	41	41
Income tax expense (benefit)	(174)	(381)	(78)	(633)
Segment assets	$101,334	$163,135	$25,905	$290,374

F-86

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2011
Revenues from external customers	$6,288	$2,166	$383	$8,837
Net investment income	2,831	1,824	334	4,989
Net realized investment and other gains (losses)	1,108	2,004	23	3,135
Inter-segment revenues	-	-	-	-

Revenues	$10,227	$5,994	$740	$16,961

Net income (loss)	$30	$(200)	$(641)	$(811)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$178	$46	$(2)	$222
Carrying value of investments under the equity method	2,582	1,056	313	3,951
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,673	1,167	1	2,841
Goodwill impairment	-	-	500	500
Interest expense	-	-	47	47
Income tax expense (benefit)	(19)	(246)	(67)	(332)
Segment assets	$94,267	$153,822	$25,783	$273,872

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2010
Revenues from external customers	$4,589	$2,487	$527	$7,603
Net investment income	2,553	1,710	233	4,496
Net realized investment and other gains (losses)	321	(398)	159	82
Inter-segment revenues	-	-	-	-

Revenues	$7,463	$3,799	$919	$12,181

Net income (loss)	$67	$466	$(1,497)	$(964)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$156	$61	$(20)	$197
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	478	203	1	682
Goodwill impairment	-	-	1,600	1,600
Interest expense	-	-	47	47
Income tax expense (benefit)	23	114	39	176

The Company operates primarily in the United States and has no reportable major customers.

F-87

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 18 — Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2012 consolidated financial statements through the date on which the consolidated financial statements were issued.

On March 18, 2013, the Company entered into a committed line of credit agreement established by MLI totaling $1 billion which will expire in 2018. MLI will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants.

F-88

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Audited Financial Statements

Year ended December 31, 2012 with Report of Independent Registered Public Accounting Firm

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Audited Financial Statements

Year ended December 31, 2012

Report of Independent Registered Public Accounting Firm

Board of Directors of the John Hancock Life Insurance Company (U.S.A.) and Contract Owners of John Hancock Life Insurance Company (U.S.A.) Separate Account A

“Active” sub-accounts

500 Index Trust B Series 0	Fundamental Holdings Trust Series 1
Active Bond Trust Series 0	Fundamental Large Cap Value Trust Series 0
Active Bond Trust Series 1	Fundamental Large Cap Value Trust Series 1
All Cap Core Trust Series 0	Fundamental Value Trust Series 0
All Cap Core Trust Series 1	Fundamental Value Trust Series 1
All Cap Value Trust Series 0	Global Bond Trust Series 0
All Cap Value Trust Series 1	Global Bond Trust Series 1
Alpha Opportunities Trust Series 0	Global Diversification Trust Series 1
Alpha Opportunities Trust Series 1	Global Trust Series 0
American Asset Allocation Trust Series 1	Global Trust Series 1
American Global Growth Trust Series 1	Health Sciences Trust Series 0
American Global Small Capitalization Trust Series 1	Health Sciences Trust Series 1
American Growth Trust Series 1	High Yield Trust Series 0
American Growth-Income Trust Series 1	High Yield Trust Series 1
American High-Income Bond Trust Series 1	International Core Trust Series 0
American International Trust Series 1	International Core Trust Series 1
American New World Trust Series 1	International Equity Index Trust B Series 0
Blue Chip Growth Trust Series 0	International Equity Index Trust B Series 1
Blue Chip Growth Trust Series 1	International Growth Stock Trust Series 0
Bond Trust Series 0	International Growth Stock Trust Series 1
Bond Trust Series 1	International Small Company Trust Series 0
Capital Appreciation Trust Series 0	International Small Company Trust Series 1
Capital Appreciation Trust Series 1	International Value Trust Series 0
Capital Appreciation Value Trust Series 0	International Value Trust Series 1
Capital Appreciation Value Trust Series 1	Investment Quality Bond Trust Series 0
Core Allocation Plus Trust Series 0	Investment Quality Bond Trust Series 1
Core Allocation Plus Trust Series 1	Lifestyle Aggressive Trust Series 0
Core Bond Trust Series 0	Lifestyle Aggressive Trust Series 1
Core Bond Trust Series 1	Lifestyle Balanced Trust Series 0
Core Strategy Trust Series 0	Lifestyle Balanced Trust Series 1
Core Strategy Trust Series 1	Lifestyle Conservative Trust Series 0
Disciplined Diversification Trust Series 0	Lifestyle Conservative Trust Series 1
Disciplined Diversification Trust Series 1	Lifestyle Growth Trust Series 0
Emerging Markets Value Trust Series 0	Lifestyle Growth Trust Series 1
Emerging Markets Value Trust Series 1	Lifestyle Moderate Trust Series 0
Equity-Income Trust Series 0	Lifestyle Moderate Trust Series 1
Equity-Income Trust Series 1	Mid Cap Index Trust Series 0
Financial Services Trust Series 0	Mid Cap Index Trust Series 1
Financial Services Trust Series 1	Mid Cap Stock Trust Series 0
Franklin Templeton Founding Allocation Trust Series 0	Mid Cap Stock Trust Series 1
Franklin Templeton Founding Allocation Trust Series 1	Mid Value Trust Series 0
Fundamental All Cap Core Trust Series 0	Mid Value Trust Series 1
Fundamental All Cap Core Trust Series 1	Money Market Trust B Series 0

5

Report of Independent Registered Public Accounting Firm

Money Market Trust Series 1	Smaller Company Growth Trust Series 1
Natural Resources Trust Series 0	Strategic Income Opportunities Trust Series 0
Natural Resources Trust Series 1	Strategic Income Opportunities Trust Series 1
Real Estate Securities Trust Series 0	Total Bond Market Trust B Series 0
Real Estate Securities Trust Series 1	Total Return Trust Series 0
Real Return Bond Trust Series 0	Total Return Trust Series 1
Real Return Bond Trust Series 1	Total Stock Market Index Trust Series 0
Science & Technology Trust Series 0	Total Stock Market Index Trust Series 1
Science & Technology Trust Series 1	Ultra Short Term Bond Trust Series 0
Short Term Government Income Trust Series 0	Ultra Short Term Bond Trust Series 1
Short Term Government Income Trust Series 1	U.S. Equity Trust Series 0
Small Cap Growth Trust Series 0	U.S. Equity Trust Series 1
Small Cap Growth Trust Series 1	Utilities Trust Series 0
Small Cap Index Trust Series 0	Utilities Trust Series 1
Small Cap Index Trust Series 1	Value Trust Series 0
Small Cap Opportunities Trust Series 0	Value Trust Series 1
Small Cap Opportunities Trust Series 1	All Asset Portfolio
Small Cap Value Trust Series 0	Brandes International Equity Trust
Small Cap Value Trust Series 1	Business Opportunity Value Trust
Small Company Value Trust Series 0	Frontier Capital Appreciation Trust
Small Company Value Trust Series 1	Large Cap Growth Trust
Smaller Company Growth Trust Series 0

“Closed” sub-accounts

500 Index Trust Series 1	International Equity Index Trust A Series 1
American Blue Chip Income and Growth Trust Series 1	International Opportunities Trust Series 0
Balanced Trust Series 0	International Opportunities Trust Series 1
Balanced Trust Series 1	Large Cap Trust Series 0
International Equity Index Trust A Series 0	Large Cap Trust Series 1

6

Report of Independent Registered Public Accounting Firm

We have audited the accompanying statements of assets and contract owners’ equity of John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Account”), comprised of the active sub-accounts as of December 31, 2012, and the related statements of operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception). These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian or fund manager of the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the active sub-accounts constituting John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2012, and the results of its operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception), in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Chartered Accountants

Licensed Public Accountants

Toronto, Canada

March 28, 2013

7

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Contract Owners’ Equity

December 31, 2012

Assets
Investments at fair value:
Sub-accounts invested in John Hancock Variable Insurance Trust portfolios:
500 Index Trust B Series 0 - 6,673,739 shares (cost $106,194,123)	$120,194,042
500 Index Trust Series 1	—
Active Bond Trust Series 0 - 848,118 shares (cost $8,441,234)	8,625,356
Active Bond Trust Series 1 - 731,417 shares (cost $6,926,057)	7,431,200
All Cap Core Trust Series 0 - 135,005 shares (cost $2,348,705)	2,558,349
All Cap Core Trust Series 1 - 405,699 shares (cost $7,097,102)	7,688,001
All Cap Value Trust Series 0 - 657,800 shares (cost $5,316,087)	5,512,364
All Cap Value Trust Series 1 - 399,107 shares (cost $2,933,733)	3,360,478
Alpha Opportunities Trust Series 0 - 94,895 shares (cost $1,253,063)	1,268,745
Alpha Opportunities Trust Series 1 - 46,753 shares (cost $618,423)	624,615
American Asset Allocation Trust Series 1 - 3,088,102 shares (cost $29,716,473)	38,508,628
American Blue Chip Income and Growth Trust Series 1	—
American Global Growth Trust Series 1 - 95,521 shares (cost $1,072,690)	1,173,956
American Global Small Capitalization Trust Series 1 - 60,117 shares (cost $549,180)	566,904
American Growth Trust Series 1 - 2,607,420 shares (cost $37,019,534)	45,369,109
American Growth-Income Trust Series 1 - 3,972,178 shares (cost $51,950,911)	66,176,491
American High-Income Bond Trust Series 1 - 210,278 shares (cost $2,345,997)	2,292,033
American International Trust Series 1 - 2,274,781 shares (cost $34,008,243)	36,419,240
American New World Trust Series 1 - 279,766 shares (cost $3,597,591)	3,790,824
Balanced Trust Series 0	—
Balanced Trust Series 1	—
Blue Chip Growth Trust Series 0 - 855,020 shares (cost $16,756,388)	20,734,237
Blue Chip Growth Trust Series 1 - 1,194,977 shares (cost $21,745,799)	29,014,045
Bond Trust Series 0 - 392,017 shares (cost $5,454,395)	5,480,393
Bond Trust Series 1 - 70,389 shares (cost $977,772)	984,749
Capital Appreciation Trust Series 0 - 1,041,507 shares (cost $10,515,938)	11,987,742
Capital Appreciation Trust Series 1 - 2,085,189 shares (cost $19,152,132)	24,000,525
Capital Appreciation Value Trust Series 0 - 894,892 shares (cost $10,475,581)	10,506,029
Capital Appreciation Value Trust Series 1 - 43,334 shares (cost $500,598)	509,177
Core Allocation Plus Trust Series 0 - 996,031 shares (cost $10,321,794)	10,378,647
Core Allocation Plus Trust Series 1 - 10,079 shares (cost $106,027)	105,123
Core Bond Trust Series 0 - 281,745 shares (cost $3,942,524)	3,919,079
Core Bond Trust Series 1 - 143,082 shares (cost $2,007,315)	1,997,418
Core Strategy Trust Series 0 - 2,832,857 shares (cost $36,572,799)	38,470,198
Core Strategy Trust Series 1 - 15,526 shares (cost $197,518)	210,844
Disciplined Diversification Trust Series 0 - 1,545,790 shares (cost $17,889,550)	19,708,821
Disciplined Diversification Trust Series 1 - 22,223 shares (cost $263,432)	283,342
Emerging Markets Value Trust Series 0 - 1,470,197 shares (cost $16,892,266)	15,760,516
Emerging Markets Value Trust Series 1 - 747,727 shares (cost $9,539,150)	8,030,584
Equity-Income Trust Series 0 - 2,753,558 shares (cost $38,267,415)	42,625,072
Equity-Income Trust Series 1 - 2,661,996 shares (cost $36,315,070)	41,314,186
Financial Services Trust Series 0 - 265,492 shares (cost $2,939,508)	3,265,552
Financial Services Trust Series 1 - 147,308 shares (cost $1,595,537)	1,814,833
Franklin Templeton Founding Allocation Trust Series 0 - 1,274,478 shares (cost $12,681,154)	13,662,404
Franklin Templeton Founding Allocation Trust Series 1 - 36,258 shares (cost $302,174)	389,052

8

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Contract Owners’ Equity

December 31, 2012

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Variable Insurance Trust portfolios:
Fundamental All Cap Core Trust Series 0 - 534,002 shares (cost $6,385,752)	$8,202,277
Fundamental All Cap Core Trust Series 1 - 51,855 shares (cost $680,123)	793,386
Fundamental Holdings Trust Series 1 - 363,232 shares (cost $3,725,713)	4,050,037
Fundamental Large Cap Value Trust Series 0 - 149,742 shares (cost $1,581,477)	1,823,857
Fundamental Large Cap Value Trust Series 1 - 75,955 shares (cost $861,762)	925,137
Fundamental Value Trust Series 0 - 659,492 shares (cost $8,423,365)	10,077,037
Fundamental Value Trust Series 1 - 1,833,645 shares (cost $19,782,555)	28,109,770
Global Bond Trust Series 0 - 1,713,127 shares (cost $22,207,561)	22,476,220
Global Bond Trust Series 1 - 578,136 shares (cost $7,145,146)	7,608,269
Global Diversification Trust Series 1 - 1,057,927 shares (cost $10,839,416)	11,520,829
Global Trust Series 0 - 256,599 shares (cost $3,599,217)	4,067,091
Global Trust Series 1 - 375,485 shares (cost $5,892,776)	5,955,195
Health Sciences Trust Series 0 - 451,606 shares (cost $7,997,754)	9,519,855
Health Sciences Trust Series 1 - 363,264 shares (cost $6,553,731)	7,624,905
High Yield Trust Series 0 - 3,246,671 shares (cost $20,246,019)	19,317,690
High Yield Trust Series 1 - 2,414,479 shares (cost $15,811,064)	14,511,021
International Core Trust Series 0 - 594,084 shares (cost $5,392,026)	5,691,328
International Core Trust Series 1 - 1,439,866 shares (cost $16,992,707)	13,837,114
International Equity Index Trust A Series 0	—
International Equity Index Trust A Series 1	—
International Equity Index Trust B Series 0 - 1,723,966 shares (cost $25,114,943)	26,411,155
International Equity Index Trust B Series 1 - 902,062 shares (cost $13,182,899)	13,819,585
International Growth Stock Trust Series 0 - 423,154 shares (cost $5,857,567)	6,055,329
International Growth Stock Trust Series 1 - 146,307 shares (cost $2,024,729)	2,093,656
International Opportunities Trust Series 0	—
International Opportunities Trust Series 1	—
International Small Company Trust Series 0 - 711,633 shares (cost $6,737,526)	7,223,072
International Small Company Trust Series 1 - 627,315 shares (cost $5,764,834)	6,367,247
International Value Trust Series 0 - 1,231,273 shares (cost $13,390,310)	14,565,955
International Value Trust Series 1 - 1,242,580 shares (cost $16,630,787)	14,799,133
Investment Quality Bond Trust Series 0 - 573,069 shares (cost $6,705,362)	7,048,747
Investment Quality Bond Trust Series 1 - 1,191,437 shares (cost $13,521,909)	14,702,335
Large Cap Trust Series 0	—
Large Cap Trust Series 1	—
Lifestyle Aggressive Trust Series 0 - 14,544,640 shares (cost $112,662,484)	128,138,277
Lifestyle Aggressive Trust Series 1 - 1,691,317 shares (cost $13,281,448)	14,900,506
Lifestyle Balanced Trust Series 0 - 21,960,431 shares (cost $248,987,644)	274,505,393
Lifestyle Balanced Trust Series 1 - 4,874,234 shares (cost $57,498,118)	60,830,441
Lifestyle Conservative Trust Series 0 - 2,158,813 shares (cost $27,559,569)	28,021,387
Lifestyle Conservative Trust Series 1 - 554,452 shares (cost $7,179,576)	7,185,696
Lifestyle Growth Trust Series 0 - 31,883,698 shares (cost $353,705,041)	389,618,791
Lifestyle Growth Trust Series 1 - 7,280,046 shares (cost $86,221,011)	88,889,365
Lifestyle Moderate Trust Series 0 - 4,364,829 shares (cost $50,984,949)	55,826,164

9

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Contract Owners’ Equity

December 31, 2012

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Variable Insurance Trust portfolios:
Lifestyle Moderate Trust Series 1 - 1,309,695 shares (cost $14,678,809)	$16,737,908
Mid Cap Index Trust Series 0 - 851,510 shares (cost $13,762,362)	14,858,858
Mid Cap Index Trust Series 1 - 683,143 shares (cost $10,880,729)	11,920,852
Mid Cap Stock Trust Series 0 - 820,885 shares (cost $10,759,353)	12,945,356
Mid Cap Stock Trust Series 1 - 1,060,091 shares (cost $13,936,133)	16,622,221
Mid Value Trust Series 0 - 1,067,788 shares (cost $10,558,316)	12,226,168
Mid Value Trust Series 1 - 1,012,122 shares (cost $9,032,106)	11,629,276
Money Market Trust B Series 0 - 108,102,058 shares (cost $108,102,058)	108,102,058
Money Market Trust Series 1 - 45,255,272 shares (cost $45,255,272)	45,255,272
Natural Resources Trust Series 0 - 2,130,569 shares (cost $22,676,227)	21,135,245
Natural Resources Trust Series 1 - 758,067 shares (cost $8,747,738)	7,648,895
Real Estate Securities Trust Series 0 - 1,449,142 shares (cost $16,283,092)	20,360,448
Real Estate Securities Trust Series 1 - 1,935,322 shares (cost $23,940,054)	27,346,103
Real Return Bond Trust Series 0 - 1,118,584 shares (cost $14,137,065)	14,742,932
Real Return Bond Trust Series 1 - 357,243 shares (cost $4,409,819)	4,772,768
Science & Technology Trust Series 0 - 340,820 shares (cost $5,608,501)	5,899,586
Science & Technology Trust Series 1 - 757,020 shares (cost $10,646,752)	13,043,463
Short Term Government Income Trust Series 0 - 1,226,649 shares (cost $15,905,697)	15,774,711
Short Term Government Income Trust Series 1 - 711,891 shares (cost $9,215,224)	9,162,037
Small Cap Growth Trust Series 0 - 950,371 shares (cost $8,404,434)	8,866,957
Small Cap Growth Trust Series 1 - 195,291 shares (cost $2,075,177)	1,814,254
Small Cap Index Trust Series 0 - 863,387 shares (cost $10,563,342)	10,697,360
Small Cap Index Trust Series 1 - 601,175 shares (cost $7,335,904)	7,448,560
Small Cap Opportunities Trust Series 0 - 202,227 shares (cost $3,919,515)	4,453,039
Small Cap Opportunities Trust Series 1 - 286,353 shares (cost $5,615,855)	6,336,997
Small Cap Value Trust Series 0 - 677,998 shares (cost $11,868,034)	14,014,213
Small Cap Value Trust Series 1 - 110,668 shares (cost $2,111,388)	2,290,835
Small Company Value Trust Series 0 - 557,280 shares (cost $8,327,036)	10,844,660
Small Company Value Trust Series 1 - 682,782 shares (cost $9,364,009)	13,314,249
Smaller Company Growth Trust Series 0 - 159,266 shares (cost $2,454,287)	2,772,817
Smaller Company Growth Trust Series 1 - 1,526,134 shares (cost $21,536,057)	26,524,212
Strategic Income Opportunities Trust Series 0 - 1,257,304 shares (cost $17,335,139)	16,860,444
Strategic Income Opportunities Trust Series 1 - 732,503 shares (cost $10,358,591)	9,844,840
Total Bond Market Trust B Series 0 - 1,457,855 shares (cost $15,209,351)	15,613,623
Total Return Trust Series 0 - 3,415,815 shares (cost $48,883,366)	50,007,524
Total Return Trust Series 1 - 1,853,156 shares (cost $26,186,932)	27,222,863
Total Stock Market Index Trust Series 0 - 608,423 shares (cost $6,803,691)	8,000,764
Total Stock Market Index Trust Series 1 - 360,621 shares (cost $3,700,116)	4,742,165
Ultra Short Term Bond Trust Series 0 - 136,935 shares (cost $1,681,954)	1,661,024
Ultra Short Term Bond Trust Series 1 - 41,499 shares (cost $508,877)	503,383
U.S. Equity Trust Series 0 - 286,563 shares (cost $3,986,585)	4,020,480
U.S. Equity Trust Series 1 - 986,873 shares (cost $13,694,410)	13,845,822
Utilities Trust Series 0 - 736,056 shares (cost $8,554,398)	9,598,168
Utilities Trust Series 1 - 392,172 shares (cost $4,929,741)	5,121,770
Value Trust Series 0 - 335,222 shares (cost $5,697,287)	6,466,438
Value Trust Series 1 - 728,167 shares (cost $12,367,514)	14,060,912

10

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Contract Owners’ Equity

December 31, 2012

Assets (continued)
Investments at fair value:
Sub-accounts invested in Outside Trust portfolios:
All Asset Portfolio - 1,953,249 shares (cost $21,797,565)	$22,540,494
Brandes International Equity Trust - 528,677 shares (cost $5,861,908)	6,116,796
Business Opportunity Value Trust - 423,360 shares (cost $4,208,831)	4,843,243
Frontier Capital Appreciation Trust - 265,221 shares (cost $6,307,074)	6,200,875
Large Cap Growth Trust - 356,150 shares (cost $5,851,664)	6,838,084

Total assets	$2,727,498,177

Contract Owners’ Equity
Variable universal life insurance contracts	$2,727,498,177

See accompanying notes.

11

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

	Sub-Account
	500 Index Trust B Series 0		500 Index Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12 (y)	Year Ended Dec. 31/11
Income:
Dividend income distribution	$1,107,875	$1,461,774	$1,212,495	$401,437

Net investment income (loss)	1,107,875	1,461,774	1,212,495	401,437

Realized gains (losses) on investments:
Capital gain distributions	—	—	2,595,411	65,855
Net realized gains (losses)	2,415,336	1,503,373	1,213,306	171,619

Realized gains (losses)	2,415,336	1,503,373	3,808,717	237,474
Unrealized appreciation (depreciation) during the period	9,491,537	(1,484,254)	(1,434,838)	(249,079)

Net increase (decrease) in assets from operations	13,014,748	1,480,893	3,586,374	389,832

Changes from principal transactions:
Transfer of net premiums	10,660,321	8,619,166	1,002,584	1,374,187
Transfer on terminations	(12,716,986)	(11,199,317)	(3,499,353)	(3,284,804)
Transfer on policy loans	(678,414)	(765,571)	(235,802)	(16,817)
Net interfund transfers	29,581,911	4,874,868	(26,871,660)	(722,415)

Net increase (decrease) in assets from principal transactions	26,846,832	1,529,146	(29,604,231)	(2,649,849)

Total increase (decrease) in assets	39,861,580	3,010,039	(26,017,857)	(2,260,017)

Assets, beginning of period	80,332,462	77,322,423	26,017,857	28,277,874

Assets, end of period	$120,194,042	$80,332,462	—	$26,017,857

(y)	Terminated as an investment option and funds transferred to 500 Index Trust B Series 0 on November 5, 2012.
(bd)	Fund is one Series. Previously presented as Series 0 and Series 1.

See accompanying notes.

12

Sub-Account
Active Bond Trust Series 0		Active Bond Trust Series 1		All Asset Portfolio
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12 (bd)	Year Ended Dec. 31/11 (bd)

$346,016	$372,672	$311,892	$513,428	$882,931	$971,281

346,016	372,672	311,892	513,428	882,931	971,281

53,063	—	54,402	—	—	—
129,687	111,809	188,731	67,025	93,818	307,320

182,750	111,809	243,133	67,025	93,818	307,320
187,579	(154,190)	271,181	(35,745)	1,488,664	(1,163,116)

716,345	330,291	826,206	544,708	2,465,413	115,485

946,286	1,090,315	319,525	315,276	1,935,850	4,418,151
(641,921)	(614,300)	(3,183,004)	(1,069,090)	(1,159,983)	(4,420,030)
(265,371)	(129,993)	(16,203)	24,207	(21,912)	(87,173)
931,738	1,400,609	70,101	251,989	4,014,848	4,369,758

970,732	1,746,631	(2,809,581)	(477,618)	4,768,803	4,280,706

1,687,077	2,076,922	(1,983,375)	67,090	7,234,216	4,396,191

6,938,279	4,861,357	9,414,575	9,347,485	15,306,278	10,910,087

$8,625,356	$6,938,279	$7,431,200	$9,414,575	$22,540,494	$15,306,278

13

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Cap Core Trust Series 0		All Cap Core Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$20,821	$15,430	$85,278	$82,263

Net investment income (loss)	20,821	15,430	85,278	82,263

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	94,735	42,862	277,686	253,678

Realized gains (losses)	94,735	42,862	277,686	253,678
Unrealized appreciation (depreciation) during the period	127,709	(50,413)	834,782	(275,426)

Net increase (decrease) in assets from operations	243,265	7,879	1,197,746	60,515

Changes from principal transactions:
Transfer of net premiums	331,566	205,430	348,022	387,383
Transfer on terminations	(176,477)	(142,875)	(1,333,259)	(1,109,046)
Transfer on policy loans	(24,400)	(1,610)	(46,071)	63,367
Net interfund transfers	683,816	407,037	(209,736)	(147,569)

Net increase (decrease) in assets from principal transactions	814,505	467,982	(1,241,044)	(805,865)

Total increase (decrease) in assets	1,057,770	475,861	(43,298)	(745,350)

Assets, beginning of period	1,500,579	1,024,718	7,731,299	8,476,649

Assets, end of period	$2,558,349	$1,500,579	$7,688,001	$7,731,299

See accompanying notes.

14

Sub-Account
All Cap Value Trust Series 0		All Cap Value Trust Series 1		Alpha Opportunities Trust Series 0
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$48,388	$20,953	$28,299	$13,034	$7,021	$2,828

48,388	20,953	28,299	13,034	7,021	2,828

227,511	—	142,136	—	74,827	230,899
336,312	167,824	312,340	131,672	(40,449)	(253,707)

563,823	167,824	454,476	131,672	34,378	(22,808)
(60,048)	(468,573)	(109,965)	(282,873)	154,157	(190,534)

552,163	(279,796)	372,810	(138,167)	195,556	(210,514)

898,695	684,435	170,564	156,777	138,650	94,080
(583,297)	(516,759)	(429,023)	(468,656)	(90,499)	(57,158)
(15,123)	(24,486)	(20,701)	(9,110)	(4,791)	277,550
(429,016)	1,556,755	(370,852)	95,717	104,169	157,020

(128,741)	1,699,945	(650,012)	(225,272)	147,529	471,492

423,422	1,420,149	(277,202)	(363,439)	343,085	260,978

5,088,942	3,668,793	3,637,680	4,001,119	925,660	664,682

$5,512,364	$5,088,942	$3,360,478	$3,637,680	$1,268,745	$925,660

15

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Alpha Opportunities Trust Series 1		American Asset Allocation Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$3,151	$622	$588,778	$491,316

Net investment income (loss)	3,151	622	588,778	491,316

Realized gains (losses) on investments:
Capital gain distributions	40,364	36,976	—	—
Net realized gains (losses)	(10,869)	14,285	939,020	793,465

Realized gains (losses)	29,495	51,261	939,020	793,465
Unrealized appreciation (depreciation) during the period	62,744	(63,189)	3,603,189	(983,229)

Net increase (decrease) in assets from operations	95,390	(11,306)	5,130,987	301,552

Changes from principal transactions:
Transfer of net premiums	13,545	11,531	3,520,793	3,127,610
Transfer on terminations	(40,616)	(18,278)	(3,688,869)	(3,590,609)
Transfer on policy loans	—	—	33,296	(115,683)
Net interfund transfers	157,445	160,719	1,714,497	698,392

Net increase (decrease) in assets from principal transactions	130,374	153,972	1,579,717	119,710

Total increase (decrease) in assets	225,764	142,666	6,710,704	421,262

Assets, beginning of period	398,851	256,185	31,797,924	31,376,662

Assets, end of period	$624,615	$398,851	$38,508,628	$31,797,924

(bf)	Terminated as an investment option and funds transferred to American Growth-Income Trust Series 1 on November 5, 2012.
(f)	Terminated as an investment option and funds transferred to Bond Trust Series 1 on October 31, 2011.

See accompanying notes.

16

Sub-Account
American Blue Chip Income and Growth Trust Series 1		American Bond Trust Series 1	American Global Growth Trust Series 1
Year Ended Dec. 31/12 (bf)	Year Ended Dec. 31/11	Year Ended Dec. 31/11 (f)	Year Ended Dec. 31/12	Year Ended Dec. 31/11

—	$152,536	—	$5,462	$4,469

—	152,536	—	5,462	4,469

1,894,034	—	—	—	—
101,461	(485,158)	293,962	27,080	(1,281)

1,995,495	(485,158)	293,962	27,080	(1,281)
(607,351)	160,681	(79,439)	130,372	(29,237)

1,388,144	(171,941)	214,523	162,914	(26,049)

1,318,957	1,383,589	523,198	155,280	36,438
(857,641)	(833,049)	(531,947)	(78,380)	(36,550)
(225,592)	(296,064)	(54,158)	(811,862)	—
(12,780,351)	(204,222)	(5,458,507)	1,290,847	465,329

(12,544,627)	50,254	(5,521,414)	555,885	465,217

(11,156,483)	(121,687)	(5,306,891)	718,799	439,168

11,156,483	11,278,170	5,306,891	455,157	15,989

—	$11,156,483	—	$1,173,956	$455,157

17

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American Global Small Capitalization Trust Series 1		American Growth Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$4,751	$2,657	$181,489	$102,698

Net investment income (loss)	4,751	2,657	181,489	102,698

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(8,978)	(1,548)	(284,083)	(1,452,276)

Realized gains (losses)	(8,978)	(1,548)	(284,083)	(1,452,276)
Unrealized appreciation (depreciation) during the period	65,579	(49,281)	7,273,220	(706,902)

Net increase (decrease) in assets from operations	61,352	(48,172)	7,170,626	(2,056,480)

Changes from principal transactions:
Transfer of net premiums	111,692	65,711	4,220,215	4,251,908
Transfer on terminations	(42,272)	(22,613)	(5,150,676)	(4,430,600)
Transfer on policy loans	—	—	(532,262)	(405,767)
Net interfund transfers	170,871	213,580	(2,143,416)	(850,901)

Net increase (decrease) in assets from principal transactions	240,291	256,678	(3,606,139)	(1,435,360)

Total increase (decrease) in assets	301,643	208,506	3,564,487	(3,491,840)

Assets, beginning of period	265,261	56,755	41,804,622	45,296,462

Assets, end of period	$566,904	$265,261	$45,369,109	$41,804,622

See accompanying notes.

18

Sub-Account
American Growth-Income Trust Series 1		American High-Income Bond Trust Series 1		American International Trust Series 1
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$820,603	$599,295	$145,583	$35,009	$377,890	$495,817

820,603	599,295	145,583	35,009	377,890	495,817

—	—	—	—	—	—
2,251,447	1,031,549	4,120	(2,987)	(2,735,939)	(2,478,400)

2,251,447	1,031,549	4,120	(2,987)	(2,735,939)	(2,478,400)
5,460,269	(2,641,376)	(20,925)	(32,613)	7,887,783	(3,311,029)

8,532,319	(1,010,532)	128,778	(591)	5,529,734	(5,293,612)

4,659,987	4,323,529	257,473	30,942	3,631,944	3,581,692
(6,031,695)	(6,041,864)	(116,068)	(17,500)	(3,478,246)	(3,298,966)
(553,105)	(176,561)	1,400	(1,248)	(491,167)	(302,299)
10,653,530	(690,782)	1,507,003	494,430	(582,806)	210,412

8,728,717	(2,585,678)	1,649,808	506,624	(920,275)	190,839

17,261,036	(3,596,210)	1,778,586	506,033	4,609,459	(5,102,773)

48,915,455	52,511,665	513,447	7,414	31,809,781	36,912,554

$66,176,491	$48,915,455	$2,292,033	$513,447	$36,419,240	$31,809,781

19

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American New World Trust Series 1		Balanced Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12 (g)	Year Ended Dec. 31/11
Income:
Dividend income distribution	$20,877	$43,629	$28,341	$16,035

Net investment income (loss)	20,877	43,629	28,341	16,035

Realized gains (losses) on investments:
Capital gain distributions	—	—	647,618	5,554
Net realized gains (losses)	(14,061)	12,297	(561,707)	12,832

Realized gains (losses)	(14,061)	12,297	85,911	18,386
Unrealized appreciation (depreciation) during the period	521,591	(533,555)	(20,334)	(35,019)

Net increase (decrease) in assets from operations	528,407	(477,629)	93,918	(598)

Changes from principal transactions:
Transfer of net premiums	476,155	421,594	63,989	131,545
Transfer on terminations	(392,855)	(280,372)	(123,413)	(68,776)
Transfer on policy loans	(17,372)	(9,879)	697	(1,781)
Net interfund transfers	171,371	1,210,713	(1,177,367)	442,827

Net increase (decrease) in assets from principal transactions	237,299	1,342,056	(1,236,094)	503,815

Total increase (decrease) in assets	765,706	864,427	(1,142,176)	503,217

Assets, beginning of period	3,025,118	2,160,691	1,142,176	638,959

Assets, end of period	$3,790,824	$3,025,118	—	$1,142,176

(g)	Terminated as an investment option and funds transferred to Lifestyle Growth Trust on April 30, 2012.

See accompanying notes.

20

Sub-Account
Balanced Trust Series 1		Blue Chip Growth Trust Series 0		Blue Chip Growth Trust Series 1
Year Ended Dec. 31/12 (g)	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$4,241	$3,597	$26,453	$2,167	$28,062	$2,236

4,241	3,597	26,453	2,167	28,062	2,236

98,616	1,171	—	—	—	—
(71,082)	855	870,596	394,595	1,834,736	1,505,738

27,534	2,026	870,596	394,595	1,834,736	1,505,738
(7,660)	(3,492)	2,011,028	(254,573)	3,240,262	(1,117,268)

24,115	2,131	2,908,077	142,189	5,103,060	390,706

3,120	11,196	2,331,686	2,359,920	1,477,288	1,504,487
(10,998)	(20,878)	(1,826,379)	(1,329,638)	(4,038,060)	(4,088,703)
—	—	(176,634)	(242,011)	(180,660)	49,264
(284,285)	53,381	2,161,753	2,580,154	(1,943,909)	735,056

(292,163)	43,699	2,490,426	3,368,425	(4,685,341)	(1,799,896)

(268,048)	45,830	5,398,503	3,510,614	417,719	(1,409,190)
268,048	222,218	15,335,734	11,825,120	28,596,326	30,005,516

—	$268,048	$20,734,237	$15,335,734	$29,014,045	$28,596,326

21

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Bond Trust Series 0		Bond Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (e)	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (e)
Income:
Dividend income distribution	$150,187	$112,593	$26,572	$23,407

Net investment income (loss)	150,187	112,593	26,572	23,407

Realized gains (losses) on investments:
Capital gain distributions	34,809	—	6,775	—
Net realized gains (losses)	6,742	500	1,111	196

Realized gains (losses)	41,551	500	7,886	196
Unrealized appreciation (depreciation) during the period	103,539	(77,541)	23,165	(16,188)

Net increase (decrease) in assets from operations	295,277	35,552	57,623	7,415

Changes from principal transactions:
Transfer of net premiums	779,522	138,928	31,053	3,601
Transfer on terminations	(428,736)	(64,692)	(202,884)	(48,763)
Transfer on policy loans	(57,530)	(427)	858	250
Net interfund transfers	506,436	4,276,063	176,528	959,068

Net increase (decrease) in assets from principal transactions	799,692	4,349,872	5,555	914,156

Total increase (decrease) in assets	1,094,969	4,385,424	63,178	921,571

Assets, beginning of period	4,385,424	—	921,571	—

Assets, end of period	$5,480,393	$4,385,424	$984,749	$921,571

(e)	Reflects the period from commencement of operations on October 31, 2011 through December 31, 2011.

See accompanying notes.

22

Sub-Account
Brandes International Equity Trust		Business Opportunity Value Trust		Capital Appreciation Trust Series 0
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$117,939	$153,408	$34,291	$13,504	$23,156	$11,008

117,939	153,408	34,291	13,504	23,156	11,008

—	—	—	—	—	—
(80,924)	(4,912)	146,819	50,627	995,926	531,136

(80,924)	(4,912)	146,819	50,627	995,926	531,136
952,473	(796,795)	490,246	(224,571)	548,939	(543,423)

989,488	(648,299)	671,356	(160,440)	1,568,021	(1,279)

640,015	567,895	598,435	548,561	1,286,123	1,124,028
(356,232)	(456,320)	(336,538)	(357,302)	(1,796,152)	(779,035)
(30,328)	(80,855)	(9,328)	16,059	(135,204)	(158,256)
428,653	1,350,739	109,420	553,273	1,267,165	884,303

682,108	1,381,459	361,989	760,591	621,932	1,071,040

1,671,596	733,160	1,033,345	600,151	2,189,953	1,069,761

4,445,200	3,712,040	3,809,898	3,209,747	9,797,789	8,728,028

$6,116,796	$4,445,200	$4,843,243	$3,809,898	$11,987,742	$9,797,789

23

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Capital Appreciation Trust Series 1		Capital Appreciation Value Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$39,245	$18,863	$144,728	$81,852

Net investment income (loss)	39,245	18,863	144,728	81,852

Realized gains (losses) on investments:
Capital gain distributions	—	—	807,166	64,615
Net realized gains (losses)	1,842,991	622,263	37,543	41,541

Realized gains (losses)	1,842,991	622,263	844,709	106,156
Unrealized appreciation (depreciation) during the period	1,898,323	(639,918)	41,401	(82,979)

Net increase (decrease) in assets from operations	3,780,559	1,208	1,030,838	105,029

Changes from principal transactions:
Transfer of net premiums	1,177,950	1,402,930	2,102,975	1,584,004
Transfer on terminations	(4,010,341)	(2,873,234)	(588,069)	(345,528)
Transfer on policy loans	(22,495)	(40,144)	(7,477)	(5,461)
Net interfund transfers	(1,394,321)	(186,397)	2,154,156	2,177,915

Net increase (decrease) in assets from principal transactions	(4,249,207)	(1,696,845)	3,661,585	3,410,930

Total increase (decrease) in assets	(468,648)	(1,695,637)	4,692,423	3,515,959

Assets, beginning of period	24,469,173	26,164,810	5,813,606	2,297,647

Assets, end of period	$24,000,525	$24,469,173	$10,506,029	$5,813,606

See accompanying notes.

24

Sub-Account
Capital Appreciation Value Trust Series 1		Core Allocation Plus Trust Series 0		Core Allocation Plus Trust Series 1
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$6,830	$6,934	$141,405	$93,279	$1,417	$2,238

6,830	6,934	141,405	93,279	1,417	2,238

34,356	7,229	561,214	312,565	6,329	8,255
9,127	3,400	27,136	47,864	6,954	2,280

43,483	10,629	588,350	360,429	13,283	10,535
9,187	4,577	323,181	(600,663)	2,880	(16,742)

59,500	22,140	1,052,936	(146,955)	17,580	(3,969)

10,562	2,056	1,916,154	1,925,540	1,191	2,627
(53,578)	(43,819)	(429,361)	(322,147)	(93,410)	(9,309)
—	—	(34,221)	(2,559)	—	—
(8,737)	54,680	1,223,959	973,013	17,685	33,142

(51,753)	12,917	2,676,531	2,573,847	(74,534)	26,460

7,747	35,057	3,729,467	2,426,892	(56,954)	22,491

501,430	466,373	6,649,180	4,222,288	162,077	139,586

$509,177	$501,430	$10,378,647	$6,649,180	$105,123	$162,077

25

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Core Bond Trust Series 0		Core Bond Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$99,231	$53,348	$46,651	$42,697

Net investment income (loss)	99,231	53,348	46,651	42,697

Realized gains (losses) on investments:
Capital gain distributions	81,685	38,880	46,144	36,387
Net realized gains (losses)	19,942	37,489	4,883	(2,420)

Realized gains (losses)	101,627	76,369	51,027	33,967
Unrealized appreciation (depreciation) during the period	(16,794)	(37,797)	4,869	2,923

Net increase (decrease) in assets from operations	184,064	91,920	102,547	79,587

Changes from principal transactions:
Transfer of net premiums	605,984	133,575	50,568	56,060
Transfer on terminations	(268,505)	(73,256)	(243,487)	(111,904)
Transfer on policy loans	19,606	(912)	13,748	26,414
Net interfund transfers	1,490,490	500,478	579,910	717,076

Net increase (decrease) in assets from principal transactions	1,847,575	559,885	400,739	687,646

Total increase (decrease) in assets	2,031,639	651,805	503,286	767,233

Assets, beginning of period	1,887,440	1,235,635	1,494,132	726,899

Assets, end of period	$3,919,079	$1,887,440	$1,997,418	$1,494,132

(l)	Terminated as an investment option and funds transferred to Lifestyle Growth Trust Series 1 on October 31, 2011.

See accompanying notes.

26

Sub-Account
Core Diversified Growth & Income Trust Series 1	Core Strategy Trust Series 0		Core Strategy Trust Series 1
Year Ended Dec. 31/11 (l)	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$45,090	$1,038,592	$502,688	$5,627	$2,803

45,090	1,038,592	502,688	5,627	2,803

22,847	—	—	—	—
70,594	216,334	271,452	3,986	750

93,441	216,334	271,452	3,986	750
(64,842)	2,031,062	(823,206)	12,813	(2,572)

73,689	3,285,988	(49,066)	22,426	981

1,010,531	6,350,601	4,250,147	1,855	1,441
(199,748)	(3,210,968)	(2,157,749)	(13,681)	(8,553)
(45)	(99,919)	(148,238)	—	—
(2,288,707)	10,307,067	9,222,758	76,236	77,932

(1,477,969)	13,346,781	11,166,918	64,410	70,820

(1,404,280)	16,632,769	11,117,852	86,836	71,801
1,404,280	21,837,429	10,719,577	124,008	52,207

—	$38,470,198	$21,837,429	$210,844	$124,008

27

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Disciplined Diversification Trust Series 0		Disciplined Diversification Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$453,324	$337,606	$6,479	$4,200

Net investment income (loss)	453,324	337,606	6,479	4,200

Realized gains (losses) on investments:
Capital gain distributions	240,417	62,624	3,629	842
Net realized gains (losses)	271,073	254,517	2,625	4,378

Realized gains (losses)	511,490	317,141	6,254	5,220
Unrealized appreciation (depreciation) during the period	1,113,394	(957,376)	19,070	(12,817)

Net increase (decrease) in assets from operations	2,078,208	(302,629)	31,803	(3,397)

Changes from principal transactions:
Transfer of net premiums	2,394,511	2,943,938	13,068	13,159
Transfer on terminations	(1,231,276)	(1,053,520)	(17,916)	(35,065)
Transfer on policy loans	(45,693)	75,534	—	—
Net interfund transfers	1,360,925	1,909,048	68,371	2,738

Net increase (decrease) in assets from principal transactions	2,478,467	3,875,000	63,523	(19,168)

Total increase (decrease) in assets	4,556,675	3,572,371	95,326	(22,565)

Assets, beginning of period	15,152,146	11,579,775	188,016	210,581

Assets, end of period	$19,708,821	$15,152,146	$283,342	$188,016

See accompanying notes.

28

Sub-Account
Emerging Markets Value Trust Series 0		Emerging Markets Value Trust Series 1		Equity-Income Trust Series 0
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$157,235	$165,635	$80,206	$118,641	$845,338	$624,707

157,235	165,635	80,206	118,641	845,338	624,707

894,970	1,386,846	511,982	950,799	—	—
(867,448)	(1,088,442)	(101,272)	1,034,539	930,257	153,717

27,522	298,404	410,710	1,985,338	930,257	153,717
1,584,645	(3,833,182)	657,337	(4,452,623)	4,171,204	(2,019,350)

1,769,402	(3,369,143)	1,148,253	(2,348,644)	5,946,799	(1,240,926)

3,255,517	1,464,312	116,085	416,207	4,381,746	3,605,336
(1,117,635)	(788,284)	(457,032)	(377,081)	(4,042,870)	(2,158,464)
(205,127)	193,951	(2,354)	(5,597)	(260,836)	(366,815)
3,944,005	1,387,411	840,204	(823,283)	3,681,599	16,228,561

5,876,760	2,257,390	496,903	(789,754)	3,759,639	17,308,618

7,646,162	(1,111,753)	1,645,156	(3,138,398)	9,706,438	16,067,692

8,114,354	9,226,107	6,385,428	9,523,826	32,918,634	16,850,942

$15,760,516	$8,114,354	$8,030,584	$6,385,428	$42,625,072	$32,918,634

29

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Equity-Income Trust Series 1		Financial Services Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$853,122	$734,731	$26,774	$55,289

Net investment income (loss)	853,122	734,731	26,774	55,289

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(1,107,688)	(1,039,088)	255,289	49,139

Realized gains (losses)	(1,107,688)	(1,039,088)	255,289	49,139
Unrealized appreciation (depreciation) during the period	6,888,306	(491,978)	237,492	(417,003)

Net increase (decrease) in assets from operations	6,633,740	(796,335)	519,555	(312,575)

Changes from principal transactions:
Transfer of net premiums	1,887,600	1,998,872	438,860	374,482
Transfer on terminations	(5,564,293)	(4,414,472)	(347,134)	(337,482)
Transfer on policy loans	(101,503)	53,826	(52,164)	(28,871)
Net interfund transfers	(1,393,481)	5,793,289	(224,523)	539,480

Net increase (decrease) in assets from principal transactions	(5,171,677)	3,431,515	(184,961)	547,609

Total increase (decrease) in assets	1,462,063	2,635,180	334,594	235,034

Assets, beginning of period	39,852,123	37,216,943	2,930,958	2,695,924

Assets, end of period	$41,314,186	$39,852,123	$3,265,552	$2,930,958

See accompanying notes.

30

Sub-Account
Financial Services Trust Series 1		Franklin Templeton Founding Allocation Trust Series 0		Franklin Templeton Founding Allocation Trust Series 1
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$14,386	$33,286	$408,346	$257,842	$11,457	$10,462

14,386	33,286	408,346	257,842	11,457	10,462

—	—	—	—	—	—

48,872	381,851	113,017	173,647	3,840	20,499

48,872	381,851	113,017	173,647	3,840	20,499
242,541	(580,402)	1,053,771	(552,645)	39,604	(29,225)

305,799	(165,265)	1,575,134	(121,156)	54,901	1,736

87,491	113,350	2,038,977	2,076,711	5,645	3,394
(255,220)	(356,446)	(890,461)	(778,428)	(10,530)	(67,041)
(5,029)	23,741	(49,398)	(38,076)	—	—
(122,884)	(572,996)	2,648,341	1,233,241	(2,673)	37,334

(295,642)	(792,351)	3,747,459	2,493,448	(7,558)	(26,313)

10,157	(957,616)	5,322,593	2,372,292	47,343	(24,577)

1,804,676	2,762,292	8,339,811	5,967,519	341,709	366,286

$1,814,833	$1,804,676	$13,662,404	$8,339,811	$389,052	$341,709

31

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Frontier Capital Appreciation Trust		Fundamental All Cap Core Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (m)
Income:
Dividend income distribution	$19,271	—	$61,771	$80,261

Net investment income (loss)	19,271	—	61,771	80,261

Realized gains (losses) on investments:
Capital gain distributions	389,092	581,968	—	—
Net realized gains (losses)	(20,655)	273,204	15,175	(55,302)

Realized gains (losses)	368,437	855,172	15,175	(55,302)
Unrealized appreciation (depreciation) during the period	530,699	(1,311,888)	1,534,440	(191,578)

Net increase (decrease) in assets from operations	918,407	(456,716)	1,611,386	(166,619)

Changes from principal transactions:
Transfer of net premiums	796,984	788,408	866,049	968,147
Transfer on terminations	(343,978)	(484,346)	(1,142,639)	(1,260,937)
Transfer on policy loans	(37,184)	(32,486)	(52,682)	(114,642)
Net interfund transfers	(231,645)	1,908,494	106,428	84,739

Net increase (decrease) in assets from principal transactions	184,177	2,180,070	(222,844)	(322,693)

Total increase (decrease) in assets	1,102,584	1,723,354	1,388,542	(489,312)

Assets, beginning of period	5,098,291	3,374,937	6,813,735	7,303,047

Assets, end of period	$6,200,875	$5,098,291	$8,202,277	$6,813,735

(m)	Renamed on June 27, 2011. Previously known as Optimized All Cap Trust.
(v)	Renamed on October 31, 2011. Previously known as American Fundamental Holdings Trust Series 1.
(u)	Renamed on June 27, 2011. Previously known as Optimized Value Trust.

See accompanying notes.

32

Sub-Account
Fundamental All Cap Core Trust Series 1		Fundamental Holdings Trust Series 1		Fundamental Large Cap Value Trust Series 0
Year Ended Dec. 31/12	Year Ended Dec. 31/11 (m)	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (v)	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (u)

$5,953	$8,512	$68,606	$45,601	$20,579	$3,722

5,953	8,512	68,606	45,601	20,579	3,722

—	—	—	—	—	—
12,257	128,179	31,696	17,997	32,163	239

12,257	128,179	31,696	17,997	32,163	239
150,757	(133,990)	311,346	(103,217)	203,074	5,386

168,967	2,701	411,648	(39,619)	255,816	9,347

22,658	39,846	672,036	560,226	209,864	64,146
(28,638)	(29,087)	(335,807)	(227,722)	(96,280)	(38,735)
(41,164)	258	(5,989)	(1,050)	(2,258)	(2,632)
(93,198)	(59,995)	403,108	827,225	1,089,960	61,630

(140,342)	(48,978)	733,348	1,158,679	1,201,286	84,409

28,625	(46,277)	1,144,996	1,119,060	1,457,102	93,756

764,761	811,038	2,905,041	1,785,981	366,755	272,999

$793,386	$764,761	$4,050,037	$2,905,041	$1,823,857	$366,755

33

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Fundamental Large Cap Value Trust Series 1		Fundamental Value Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (u)	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$10,112	$2,471	$99,593	$81,413

Net investment income (loss)	10,112	2,471	99,593	81,413

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	83,241	30,199	225,511	43,485

Realized gains (losses)	83,241	30,199	225,511	43,485
Unrealized appreciation (depreciation) during the period	11,813	(23,118)	864,447	(529,626)

Net increase (decrease) in assets from operations	105,166	9,552	1,189,551	(404,728)

Changes from principal transactions:
Transfer of net premiums	15,980	8,100	1,245,595	1,057,777
Transfer on terminations	(30,649)	(61,676)	(682,324)	(705,629)
Transfer on policy loans	—	—	(27,604)	(69,585)
Net interfund transfers	592,700	(29,214)	(494,067)	788,116

Net increase (decrease) in assets from principal transactions	578,031	(82,790)	41,600	1,070,679

Total increase (decrease) in assets	683,197	(73,238)	1,231,151	665,951

Assets, beginning of period	241,940	315,178	8,845,886	8,179,935

Assets, end of period	$925,137	$241,940	$10,077,037	$8,845,886

(u)	Renamed on June 27, 2011. Previously known as Optimized Value Trust.

See accompanying notes.

34

Sub-Account
Fundamental Value Trust Series 1		Global Bond Trust Series 0		Global Bond Trust Series 1
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$262,296	$248,272	$1,491,533	$1,205,593	$514,370	$478,570

262,296	248,272	1,491,533	1,205,593	514,370	478,570

—	—	—	—	—	—
1,487,533	1,067,533	(11,714)	101,084	26,742	(433,301)

1,487,533	1,067,533	(11,714)	101,084	26,742	(433,301)
1,934,128	(2,413,004)	(3,801)	86,855	(40,360)	626,279

3,683,957	(1,097,199)	1,476,018	1,393,532	500,752	671,548

1,740,952	1,954,336	2,928,173	2,222,283	282,749	361,118
(5,153,093)	(4,408,280)	(1,606,697)	(1,449,587)	(1,038,613)	(1,011,412)
32,538	(10,083)	(127,853)	(234,382)	(29,283)	111,790
(1,055,664)	(724,371)	(554,192)	4,096,627	403,042	(401,922)

(4,435,267)	(3,188,398)	639,431	4,634,941	(382,105)	(940,426)

(751,310)	(4,285,597)	2,115,449	6,028,473	118,647	(268,878)

28,861,080	33,146,677	20,360,771	14,332,298	7,489,622	7,758,500

$28,109,770	$28,861,080	$22,476,220	$20,360,771	$7,608,269	$7,489,622

35

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Global Diversification Trust Series 1		Global Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (w)	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$189,984	$142,493	$81,893	$78,155

Net investment income (loss)	189,984	142,493	81,893	78,155

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	41,511	29,218	61,371	15,099

Realized gains (losses)	41,511	29,218	61,371	15,099
Unrealized appreciation (depreciation) during the period	1,090,363	(732,634)	568,349	(310,260)

Net increase (decrease) in assets from operations	1,321,858	(560,923)	711,613	(217,006)

Changes from principal transactions:
Transfer of net premiums	1,476,260	1,239,906	390,324	388,473
Transfer on terminations	(755,987)	(804,112)	(350,701)	(319,605)
Transfer on policy loans	(24,989)	14,274	(7,267)	(87,234)
Net interfund transfers	2,233,871	2,493,020	(24,815)	483,552

Net increase (decrease) in assets from principal transactions	2,929,155	2,943,088	7,541	465,186

Total increase (decrease) in assets	4,251,013	2,382,165	719,154	248,180

Assets, beginning of period	7,269,816	4,887,651	3,347,937	3,099,757

Assets, end of period	$11,520,829	$7,269,816	$4,067,091	$3,347,937

(w)	Renamed on October 31, 2011. Previously known as American Global Diversification Trust Series 1.

See accompanying notes.

36

Sub-Account
Global Trust Series 1		Health Sciences Trust Series 0		Health Sciences Trust Series 1
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$156,627	$159,120	—	—	—	—

156,627	159,120	—	—	—	—

—	—	573,671	64,396	465,612	66,765
(9,617)	78,203	1,022,318	449,887	786,130	804,192

(9,617)	78,203	1,595,989	514,283	1,251,742	870,957
1,310,706	(657,062)	622,136	17,103	613,034	(281,701)

1,457,716	(419,739)	2,218,125	531,386	1,864,776	589,256

319,356	290,710	1,006,932	693,477	235,138	270,577
(2,649,449)	(898,523)	(810,718)	(536,791)	(1,131,585)	(514,857)
(21,293)	(15,215)	(271,172)	(126,342)	(24,975)	(40,905)
(327,898)	99,742	1,022,918	1,104,742	1,180,929	613,873

(2,679,284)	(523,286)	947,960	1,135,086	259,507	328,688

(1,221,568)	(943,025)	3,166,085	1,666,472	2,124,283	917,944

7,176,763	8,119,788	6,353,770	4,687,298	5,500,622	4,582,678

$5,955,195	$7,176,763	$9,519,855	$6,353,770	$7,624,905	$5,500,622

37

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	High Yield Trust Series 0		High Yield Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$1,422,838	$1,132,587	$1,131,549	$1,130,393

Net investment income (loss)	1,422,838	1,132,587	1,131,549	1,130,393

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(756,369)	(1,078,582)	(1,008,594)	(608,405)

Realized gains (losses)	(756,369)	(1,078,582)	(1,008,594)	(608,405)
Unrealized appreciation (depreciation) during the period	2,075,876	(97,741)	2,302,915	(350,905)

Net increase (decrease) in assets from operations	2,742,345	(43,736)	2,425,870	171,083

Changes from principal transactions:
Transfer of net premiums	1,393,078	1,546,076	1,670,264	746,099
Transfer on terminations	(1,238,234)	(1,142,815)	(1,750,717)	(1,576,353)
Transfer on policy loans	(246,919)	536,418	(106,730)	(622,995)
Net interfund transfers	4,382,310	1,781,274	(214,177)	(697,625)

Net increase (decrease) in assets from principal transactions	4,290,235	2,720,953	(401,360)	(2,150,874)

Total increase (decrease) in assets	7,032,580	2,677,217	2,024,510	(1,979,791)

Assets, beginning of period	12,285,110	9,607,893	12,486,511	14,466,302

Assets, end of period	$19,317,690	$12,285,110	$14,511,021	$12,486,511

(z)	Terminated as an investment option and funds transferred to International Equity Index Trust B on November 5, 2012.

See accompanying notes.

38

Sub-Account
International Core Trust Series 0		International Core Trust Series 1		International Equity Index Trust A Series 0
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12 (z)	Year Ended Dec. 31/11

$178,386	$144,210	$388,344	$360,388	$155,537	$163,662

178,386	144,210	388,344	360,388	155,537	163,662

—	—	—	—	271,110	112,771
(9,447)	(349,529)	(1,054,492)	(411,029)	(1,144,866)	(365,703)

(9,447)	(349,529)	(1,054,492)	(411,029)	(873,756)	(252,932)
655,514	(340,470)	2,581,655	(1,328,854)	1,257,376	(761,470)

824,453	(545,789)	1,915,507	(1,379,495)	539,157	(850,740)

574,839	546,996	669,746	729,939	691,747	655,262
(1,354,318)	(521,188)	(2,213,414)	(2,180,438)	(379,093)	(337,103)
(20,309)	(31,540)	21,865	(10,241)	(45,745)	(56,679)
314,771	448,618	(167,312)	(628,193)	(5,280,409)	401,924

(485,017)	442,886	(1,689,115)	(2,088,933)	(5,013,500)	663,404

339,436	(102,903)	226,392	(3,468,428)	(4,474,343)	(187,336)

5,351,892	5,454,795	13,610,722	17,079,150	4,474,343	4,661,679

$5,691,328	$5,351,892	$13,837,114	$13,610,722	—	$4,474,343

39

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Equity Index Trust A Series 1		International Equity Index Trust B Series 0
	Year Ended Dec. 31/12 (z)	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$363,458	$479,337	$295,436	$596,959

Net investment income (loss)	363,458	479,337	295,436	596,959

Realized gains (losses) on investments:
Capital gain distributions	651,276	352,628	—	—
Net realized gains (losses)	(4,421,811)	(298,351)	(166,898)	(254,186)

Realized gains (losses)	(3,770,535)	54,277	(166,898)	(254,186)
Unrealized appreciation (depreciation) during the period	4,820,732	(2,750,420)	3,094,945	(2,748,378)

Net increase (decrease) in assets from operations	1,413,655	(2,216,806)	3,223,483	(2,405,605)

Changes from principal transactions:
Transfer of net premiums	580,964	770,511	2,749,653	2,928,384
Transfer on terminations	(1,236,811)	(1,306,155)	(2,125,380)	(1,563,750)
Transfer on policy loans	(27,251)	18,195	(162,024)	(45,761)
Net interfund transfers	(13,873,956)	(40,920)	7,276,560	1,943,135

Net increase (decrease) in assets from principal transactions	(14,557,054)	(558,369)	7,738,809	3,262,008

Total increase (decrease) in assets	(13,143,399)	(2,775,175)	10,962,292	856,403

Assets, beginning of period	13,143,399	15,918,574	15,448,863	14,592,460

Assets, end of period	—	$13,143,399	$26,411,155	$15,448,863

(z)	Terminated as an investment option and funds transferred to International Equity Index Trust B on November 5, 2012.
(x)	Reflects the period from commencement of operations on November 5, 2012 through December 31, 2012.
(j)	Reflects the period from commencement of operations on November 5, 2012 through December 31, 2012.

See accompanying notes.

40

Sub-Account
International Equity Index Trust B Series 1	International Growth Stock Trust Series 0	International Growth Stock Trust Series 1
Year Ended Dec. 31/12 (x)	Year Ended Dec. 31/12 (j)	Year Ended Dec. 31/12 (j)

$152,976	$39,898	$15,276

152,976	39,898	15,276

—	—	—
15,546	(1,056)	9,991

15,546	(1,056)	9,991
636,686	197,762	68,927

805,208	236,604	94,194

99,718	114,952	17,536
(584,131)	(70,779)	(340,409)
785	6,776	62
13,498,005	5,767,776	2,322,273

13,014,377	5,818,725	1,999,462

13,819,585	6,055,329	2,093,656

—	—	—

$13,819,585	$6,055,329	$2,093,656

41

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Opportunities Trust Series 0		International Opportunities Trust Series 1
	Year Ended Dec. 31/12 (be)	Year Ended Dec. 31/11	Year Ended Dec. 31/12 (be)	Year Ended Dec. 31/11
Income:
Dividend income distribution	$117,617	$48,440	$45,937	$19,661

Net investment income (loss)	117,617	48,440	45,937	19,661

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(19,124)	(47,665)	(117,086)	148,776

Realized gains (losses)	(19,124)	(47,665)	(117,086)	148,776
Unrealized appreciation (depreciation) during the period	337,978	(1,085,839)	259,369	(593,644)

Net increase (decrease) in assets from operations	436,471	(1,085,064)	188,220	(425,207)

Changes from principal transactions:
Transfer of net premiums	654,869	791,726	76,682	173,852
Transfer on terminations	(376,308)	(468,508)	(230,819)	(342,125)
Transfer on policy loans	(46,543)	280,789	(785)	(29,832)
Net interfund transfers	(5,770,399)	287,285	(2,209,416)	(1,111,569)

Net increase (decrease) in assets from principal transactions	(5,538,381)	891,292	(2,364,338)	(1,309,674)

Total increase (decrease) in assets	(5,101,910)	(193,772)	(2,176,118)	(1,734,881)

Assets, beginning of period	5,101,910	5,295,682	2,176,118	3,910,999

Assets, end of period	—	$5,101,910	—	$2,176,118

(be)	Terminated as an investment option and funds transferred to International Growth Stock Trust on November 5, 2012.

See accompanying notes.

42

Sub-Account
International Small Company Trust Series 0		International Small Company Trust Series 1		International Value Trust Series 0
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$92,536	$112,373	$87,751	$113,570	$368,164	$324,089

92,536	112,373	87,751	113,570	368,164	324,089

—	—	—	—	—	—
(77,487)	39,934	116,613	176,381	(223,651)	(271,409)

(77,487)	39,934	116,613	176,381	(223,651)	(271,409)
1,142,874	(1,366,365)	904,869	(1,417,947)	2,185,664	(1,636,061)

1,157,923	(1,214,058)	1,109,233	(1,127,996)	2,330,177	(1,583,381)

1,190,962	966,686	294,471	368,167	1,701,814	1,663,370
(925,365)	(591,536)	(1,339,183)	(905,246)	(930,021)	(899,941)
(31,232)	311,346	(11,837)	31,788	(132,838)	(132,190)
209,769	793,122	436,308	(447,707)	342,846	732,854

444,134	1,479,618	(620,241)	(952,998)	981,801	1,364,093

1,602,057	265,560	488,992	(2,080,994)	3,311,978	(219,288)

5,621,015	5,355,455	5,878,255	7,959,249	11,253,977	11,473,265

$7,223,072	$5,621,015	$6,367,247	$5,878,255	$14,565,955	$11,253,977

43

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Value Trust Series 1		Investment Quality Bond Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$382,625	$408,876	$152,956	$257,889

Net investment income (loss)	382,625	408,876	152,956	257,889

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(1,836,241)	(1,503,086)	180,007	51,777

Realized gains (losses)	(1,836,241)	(1,503,086)	180,007	51,777
Unrealized appreciation (depreciation) during the period	4,061,320	(928,910)	164,047	123,225

Net increase (decrease) in assets from operations	2,607,704	(2,023,120)	497,010	432,891

Changes from principal transactions:
Transfer of net premiums	632,259	834,803	1,245,176	931,356
Transfer on terminations	(1,734,788)	(2,108,173)	(741,937)	(490,671)
Transfer on policy loans	(31,371)	(33,491)	16,739	(8,939)
Net interfund transfers	(1,187,254)	(1,262,900)	(246,862)	316,866

Net increase (decrease) in assets from principal transactions	(2,321,154)	(2,569,761)	273,116	748,612

Total increase (decrease) in assets	286,550	(4,592,881)	770,126	1,181,503

Assets, beginning of period	14,512,583	19,105,464	6,278,621	5,097,118

Assets, end of period	$14,799,133	$14,512,583	$7,048,747	$6,278,621

(h)	Terminated as an investment option and funds transferred to U.S. Equity Trust on April 30, 2012.

See accompanying notes.

44

Sub-Account
Investment Quality Bond Trust Series 1		Large Cap Growth Trust		Large Cap Trust Series 0
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12 (h)	Year Ended Dec. 31/11

$309,503	$643,671	$2,695	—	$27,618	$49,771

309,503	643,671	2,695	—	27,618	49,771

—	—	—	—	—	—
241,330	(10,586)	198,080	149,600	700,026	14,687

241,330	(10,586)	198,080	149,600	700,026	14,687
653,376	608,458	734,740	(209,588)	(167,795)	(124,824)

1,204,209	1,241,543	935,515	(59,988)	559,849	(60,366)

582,830	603,811	872,895	742,809	210,676	550,526
(3,986,570)	(2,149,545)	(393,778)	(383,843)	(132,803)	(336,150)
(99,318)	(53,546)	(18,086)	27,532	(476,338)	337,521
1,567,679	(353,201)	1,210,597	1,344,708	(3,473,321)	230,017

(1,935,379)	(1,952,481)	1,671,628	1,731,206	(3,871,786)	781,914

(731,170)	(710,938)	2,607,143	1,671,218	(3,311,937)	721,548

15,433,505	16,144,443	4,230,941	2,559,723	3,311,937	2,590,389

$14,702,335	$15,433,505	$6,838,084	$4,230,941	—	$3,311,937

45

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Large Cap Trust Series 1		Large Cap Value Trust Series 0
	Year Ended Dec. 31/12 (h)	Year Ended Dec. 31/11	Year Ended Dec. 31/11 (k)
Income:
Dividend income distribution	$69,406	$182,668	$67,378

Net investment income (loss)	69,406	182,668	67,378

Realized gains (losses) on investments:
Capital gain distributions	—	—	—
Net realized gains (losses)	(820,159)	(678,931)	1,526,674

Realized gains (losses)	(820,159)	(678,931)	1,526,674
Unrealized appreciation (depreciation) during the period	2,488,988	266,360	(598,522)

Net increase (decrease) in assets from operations	1,738,235	(229,903)	995,530

Changes from principal transactions:
Transfer of net premiums	190,989	867,746	721,284
Transfer on terminations	(608,674)	(2,217,347)	(329,820)
Transfer on policy loans	6,120	62,461	3,400
Net interfund transfers	(14,040,374)	(448,664)	(13,858,267)

Net increase (decrease) in assets from principal transactions	(14,451,939)	(1,735,804)	(13,463,403)

Total increase (decrease) in assets	(12,713,704)	(1,965,707)	(12,467,873)

Assets, beginning of period	12,713,704	14,679,411	12,467,873

Assets, end of period	—	$12,713,704	—

(h)	Terminated as an investment option and funds transferred to U.S. Equity Trust on April 30, 2012.
(k)	Terminated as an investment option and funds transferred to Equity-Income Trust on May 2, 2011.

See accompanying notes.

46

Sub-Account
Large Cap Value Trust Series 1	Lifestyle Aggressive Trust Series 0		Lifestyle Aggressive Trust Series 1
Year Ended Dec. 31/11 (k)	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$35,562	$1,801,454	$1,872,378	$214,360	$292,109

35,562	1,801,454	1,872,378	214,360	292,109

—	—	—	—	—
1,114,731	1,649,085	(140,297)	(1,060,709)	(761,462)

1,114,731	1,649,085	(140,297)	(1,060,709)	(761,462)
(590,182)	13,828,330	(8,499,248)	3,303,776	(638,539)

560,111	17,278,869	(6,767,167)	2,457,427	(1,107,892)

111,982	18,079,484	16,233,118	1,030,439	1,193,322
(314,745)	(9,747,815)	(9,771,760)	(3,307,698)	(2,578,344)
(90,405)	(912,274)	(904,482)	(447,862)	(146,272)
(7,681,069)	6,670,979	25,023,732	(321,773)	(49,224)

(7,974,237)	14,090,374	30,580,608	(3,046,894)	(1,580,518)

(7,414,126)	31,369,243	23,813,441	(589,467)	(2,688,410)

7,414,126	96,769,034	72,955,593	15,489,973	18,178,383

—	$128,138,277	$96,769,034	$14,900,506	$15,489,973

47

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Balanced Trust Series 0		Lifestyle Balanced Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$6,169,902	$7,134,940	$1,409,536	$2,168,170

Net investment income (loss)	6,169,902	7,134,940	1,409,536	2,168,170

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	72,200	(1,343,769)	(772,704)	(1,387,202)

Realized gains (losses)	72,200	(1,343,769)	(772,704)	(1,387,202)
Unrealized appreciation (depreciation) during the period	19,893,319	(4,640,533)	6,648,379	(338,976)

Net increase (decrease) in assets from operations	26,135,421	1,150,638	7,285,211	441,992

Changes from principal transactions:
Transfer of net premiums	33,747,384	28,501,226	2,623,379	3,217,565
Transfer on terminations	(24,910,462)	(20,571,505)	(12,748,378)	(8,050,792)
Transfer on policy loans	(1,882,920)	(2,249,291)	139,826	(780,117)
Net interfund transfers	34,723,897	25,358,876	(82,126)	178,479

Net increase (decrease) in assets from principal transactions	41,677,899	31,039,306	(10,067,299)	(5,434,865)

Total increase (decrease) in assets	67,813,320	32,189,944	(2,782,088)	(4,992,873)

Assets, beginning of period	206,692,073	174,502,129	63,612,529	68,605,402

Assets, end of period	$274,505,393	$206,692,073	$60,830,441	$63,612,529

See accompanying notes.

48

Sub-Account
Lifestyle Conservative Trust Series 0		Lifestyle Conservative Trust Series 1		Lifestyle Growth Trust Series 0
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$799,189	$912,659	$200,871	$261,428	$7,151,918	$8,863,186

799,189	912,659	200,871	261,428	7,151,918	8,863,186

536,033	—	137,430	—	—	—
499,307	780,926	245,864	498,677	(1,958,433)	(2,890,610)

1,035,340	780,926	383,294	498,677	(1,958,433)	(2,890,610)
129,605	(881,370)	(55,443)	(503,211)	39,768,668	(11,057,014)

1,964,134	812,215	528,722	256,894	44,962,153	(5,084,438)

3,358,306	2,697,238	455,512	210,589	56,188,664	49,746,358
(3,271,717)	(2,318,611)	(788,271)	(1,030,674)	(39,686,931)	(33,920,217)
(222,215)	(1,197,125)	(4,401)	(100,792)	(3,275,186)	(2,871,416)
4,292,133	3,183,446	662,074	(273,870)	22,419,925	22,186,755

4,156,507	2,364,948	324,914	(1,194,747)	35,646,472	35,141,480

6,120,641	3,177,163	853,636	(937,853)	80,608,625	30,057,042

21,900,746	18,723,583	6,332,060	7,269,913	309,010,166	278,953,124

$28,021,387	$21,900,746	$7,185,696	$6,332,060	$389,618,791	$309,010,166

49

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Growth Trust Series 1		Lifestyle Moderate Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$1,596,316	$2,402,207	$1,394,887	$1,596,037

Net investment income (loss)	1,596,316	2,402,207	1,394,887	1,596,037

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(1,163,226)	(3,131,832)	937,670	296,634

Realized gains (losses)	(1,163,226)	(3,131,832)	937,670	296,634
Unrealized appreciation (depreciation) during the period	10,949,608	(588,531)	2,686,878	(1,068,275)

Net increase (decrease) in assets from operations	11,382,698	(1,318,156)	5,019,435	824,396

Changes from principal transactions:
Transfer of net premiums	4,787,761	6,567,480	6,925,991	5,457,002
Transfer on terminations	(9,307,921)	(10,501,888)	(5,236,140)	(3,791,217)
Transfer on policy loans	(562,636)	(182,745)	(357,635)	17,575
Net interfund transfers	(2,301,106)	(4,120,953)	6,348,459	4,985,834

Net increase (decrease) in assets from principal transactions	(7,383,902)	(8,238,106)	7,680,675	6,669,194

Total increase (decrease) in assets	3,998,796	(9,556,262)	12,700,110	7,493,590

Assets, beginning of period	84,890,569	94,446,831	43,126,054	35,632,464

Assets, end of period	$88,889,365	$84,890,569	$55,826,164	$43,126,054

See accompanying notes.

50

Sub-Account
Lifestyle Moderate Trust Series 1		Mid Cap Index Trust Series 0		Mid Cap Index Trust Series 1
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$411,908	$518,092	$208,056	$83,765	$172,730	$80,970

411,908	518,092	208,056	83,765	172,730	80,970

—	—	1,293,296	275,053	1,212,245	291,421
(91,890)	(219,932)	294,459	177,731	236,987	423,168

(91,890)	(219,932)	1,587,755	452,784	1,449,232	714,589
1,270,502	25,336	219,945	(790,612)	295,290	(952,091)

1,590,520	323,496	2,015,756	(254,063)	1,917,252	(156,532)

436,417	499,826	1,754,722	1,588,431	516,690	596,952
(2,182,565)	(2,268,754)	(1,267,098)	(1,002,995)	(1,317,824)	(1,104,235)
(166,031)	(49,119)	(158,779)	(363,706)	(69,493)	(10,625)
2,895,640	357,682	1,645,404	699,431	(517,624)	(1,404,907)

983,461	(1,460,365)	1,974,249	921,161	(1,388,251)	(1,922,815)

2,573,981	(1,136,869)	3,990,005	667,098	529,001	(2,079,347)

14,163,927	15,300,796	10,868,853	10,201,755	11,391,851	13,471,198

$16,737,908	$14,163,927	$14,858,858	$10,868,853	$11,920,852	$11,391,851

51

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Cap Stock Trust Series 0		Mid Cap Stock Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	—	—	—	—

Net investment income (loss)	—	—	—	—

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	326,046	525,184	(171,540)	(609,399)

Realized gains (losses)	326,046	525,184	(171,540)	(609,399)
Unrealized appreciation (depreciation) during the period	1,932,688	(1,572,983)	3,517,503	(842,704)

Net increase (decrease) in assets from operations	2,258,734	(1,047,799)	3,345,963	(1,452,103)

Changes from principal transactions:
Transfer of net premiums	1,312,912	1,284,752	823,988	896,551
Transfer on terminations	(925,807)	(850,091)	(2,256,518)	(2,313,536)
Transfer on policy loans	(834,176)	(257,391)	(105,952)	(60,351)
Net interfund transfers	1,200,905	1,628,332	(765,682)	(1,407,525)

Net increase (decrease) in assets from principal transactions	753,834	1,805,602	(2,304,164)	(2,884,861)

Total increase (decrease) in assets	3,012,568	757,803	1,041,799	(4,336,964)

Assets, beginning of period	9,932,788	9,174,985	15,580,422	19,917,386

Assets, end of period	$12,945,356	$9,932,788	$16,622,221	$15,580,422

See accompanying notes.

52

Sub-Account
Mid Value Trust Series 0		Mid Value Trust Series 1		Money Market Trust B Series 0
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$100,461	$80,254	$96,217	$82,915	$41,466	—

100,461	80,254	96,217	82,915	41,466	—

823,409	—	873,320	—	6,856	83,145
584,441	254,548	728,223	502,903	—	—

1,407,850	254,548	1,601,543	502,903	6,856	83,145
404,139	(834,436)	323,964	(1,193,784)	—	—

1,912,450	(499,634)	2,021,724	(607,966)	48,322	83,145

1,119,764	1,022,652	424,700	529,790	272,037,442	260,918,669
(1,019,010)	(816,624)	(1,302,545)	(1,424,882)	(18,725,138)	(14,214,933)
(799,521)	(59,163)	(398)	(44,864)	(1,982,654)	(1,267,699)
1,277,025	803,226	(163,418)	660,900	(260,696,084)	(213,140,022)

578,258	950,091	(1,041,661)	(279,056)	(9,366,434)	32,296,015

2,490,708	450,457	980,063	(887,022)	(9,318,112)	32,379,160

9,735,460	9,285,003	10,649,213	11,536,235	117,420,170	85,041,010

$12,226,168	$9,735,460	$11,629,276	$10,649,213	$108,102,058	$117,420,170

53

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Money Market Trust Series 1		Natural Resources Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	—	—	$177,775	$125,428

Net investment income (loss)	—	—	177,775	125,428

Realized gains (losses) on investments:
Capital gain distributions	3,811	42,793	—	—
Net realized gains (losses)	—	—	130,523	1,049,013

Realized gains (losses)	3,811	42,793	130,523	1,049,013
Unrealized appreciation (depreciation) during the period	—	—	(191,546)	(6,135,152)

Net increase (decrease) in assets from operations	3,811	42,793	116,752	(4,960,711)

Changes from principal transactions:
Transfer of net premiums	3,553,378	4,150,675	3,280,697	2,994,468
Transfer on terminations	(22,220,134)	(24,136,104)	(1,981,118)	(2,000,296)
Transfer on policy loans	(5,246)	(1,180,881)	(194,580)	(74,331)
Net interfund transfers	7,105,789	15,124,790	545,903	4,065,053

Net increase (decrease) in assets from principal transactions	(11,566,213)	(6,041,520)	1,650,902	4,984,894

Total increase (decrease) in assets	(11,562,402)	(5,998,727)	1,767,654	24,183

Assets, beginning of period	56,817,674	62,816,401	19,367,591	19,343,408

Assets, end of period	$45,255,272	$56,817,674	$21,135,245	$19,367,591

See accompanying notes.

54

Sub-Account
Natural Resources Trust Series 1		Real Estate Securities Trust Series 0		Real Estate Securities Trust Series 1
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$62,270	$47,658	$390,546	$242,670	$472,394	$394,711

62,270	47,658	390,546	242,670	472,394	394,711

—	—	—	—	—	—

344,277	1,990,364	815,361	426,313	(2,058,082)	(2,737,509)

344,277	1,990,364	815,361	426,313	(2,058,082)	(2,737,509)
(414,473)	(4,187,131)	1,647,674	510,009	6,016,450	4,708,249

(7,926)	(2,149,109)	2,853,581	1,178,992	4,430,762	2,365,451

374,111	434,708	2,848,453	2,085,022	813,764	1,025,887
(981,054)	(1,121,083)	(2,003,719)	(1,341,387)	(3,290,599)	(2,944,225)
(22,277)	(131,561)	(225,492)	(302,892)	7,676	26,586
80,615	(352,419)	1,312,484	925,691	(1,283,898)	(183,854)

(548,605)	(1,170,355)	1,931,726	1,366,434	(3,753,057)	(2,075,606)

(556,531)	(3,319,464)	4,785,307	2,545,426	677,705	289,845

8,205,426	11,524,890	15,575,141	13,029,715	26,668,398	26,378,553

$7,648,895	$8,205,426	$20,360,448	$15,575,141	$27,346,103	$26,668,398

55

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Real Return Bond Trust Series 0		Real Return Bond Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$240,504	$340,903	$87,845	$199,601

Net investment income (loss)	240,504	340,903	87,845	199,601

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	242,848	72,949	151,890	(119,556)

Realized gains (losses)	242,848	72,949	151,890	(119,556)
Unrealized appreciation (depreciation) during the period	495,817	445,085	192,685	509,015

Net increase (decrease) in assets from operations	979,169	858,937	432,420	589,060

Changes from principal transactions:
Transfer of net premiums	1,549,531	1,189,366	156,552	160,213
Transfer on terminations	(974,428)	(532,059)	(908,441)	(623,572)
Transfer on policy loans	(103,807)	(433,198)	(15,920)	16,449
Net interfund transfers	3,823,886	2,194,165	177,049	320,738

Net increase (decrease) in assets from principal transactions	4,295,182	2,418,274	(590,760)	(126,172)

Total increase (decrease) in assets	5,274,351	3,277,211	(158,340)	462,888

Assets, beginning of period	9,468,581	6,191,370	4,931,108	4,468,220

Assets, end of period	$14,742,932	$9,468,581	$4,772,768	$4,931,108

See accompanying notes.

56

Sub-Account
Science & Technology Trust Series 0		Science & Technology Trust Series 1		Short Term Government Income Trust Series 0
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

—	—	—	—	$157,129	$212,760

—	—	—	—	157,129	212,760

—	—	—	—	—	18,283

409,501	366,259	1,778,620	1,262,364	(8,258)	30,221

409,501	366,259	1,778,620	1,262,364	(8,258)	48,504
73,881	(901,816)	(415,881)	(2,189,482)	(57,832)	(44,732)

483,382	(535,557)	1,362,739	(927,118)	91,039	216,532

783,950	639,971	700,290	895,871	2,284,207	2,148,403
(713,870)	(582,832)	(2,472,371)	(2,348,502)	(883,580)	(847,802)
(630,805)	(137,129)	(66,140)	149,264	(102,836)	(49,218)
1,087,222	709,838	307,280	(2,548,674)	5,287,613	627,707

526,497	629,848	(1,530,941)	(3,852,041)	6,585,404	1,879,090

1,009,879	94,291	(168,202)	(4,779,159)	6,676,443	2,095,622

4,889,707	4,795,416	13,211,665	17,990,824	9,098,268	7,002,646

$5,899,586	$4,889,707	$13,043,463	$13,211,665	$15,774,711	$9,098,268

57

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Short Term Government Income Trust Series 1		Small Cap Growth Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$146,688	$230,444	—	—

Net investment income (loss)	146,688	230,444	—	—

Realized gains (losses) on investments:
Capital gain distributions	—	23,674	1,136,599	207,031
Net realized gains (losses)	20,878	32,698	419,638	893,983

Realized gains (losses)	20,878	56,372	1,556,237	1,101,014
Unrealized appreciation (depreciation) during the period	(55,352)	(14,960)	(262,920)	(1,694,809)

Net increase (decrease) in assets from operations	112,214	271,856	1,293,317	(593,795)

Changes from principal transactions:
Transfer of net premiums	635,625	567,515	988,015	1,023,247
Transfer on terminations	(1,772,619)	(1,601,214)	(822,169)	(657,793)
Transfer on policy loans	(24,236)	41,788	(78,078)	(73,711)
Net interfund transfers	710,621	96,972	(388,791)	298,480

Net increase (decrease) in assets from principal transactions	(450,609)	(894,939)	(301,023)	590,223

Total increase (decrease) in assets	(338,395)	(623,083)	992,294	(3,572)

Assets, beginning of period	9,500,432	10,123,515	7,874,663	7,878,235

Assets, end of period	$9,162,037	$9,500,432	$8,866,957	$7,874,663

See accompanying notes.

58

Sub-Account
Small Cap Growth Trust Series 1		Small Cap Index Trust Series 0		Small Cap Index Trust Series 1
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

—	—	$207,966	$97,627	$146,731	$84,333

—	—	207,966	97,627	146,731	84,333

272,875	51,700	1,662,563	33,812	1,231,957	31,267
(31,149)	216,719	125,408	54,583	(270,145)	(136,043)

241,726	268,419	1,787,971	88,395	961,812	(104,776)
63,181	(510,937)	(656,810)	(546,814)	(14,127)	(293,666)

304,907	(242,518)	1,339,127	(360,792)	1,094,416	(314,109)

116,116	133,199	1,320,227	1,090,133	435,962	420,113
(423,194)	(249,979)	(753,489)	(653,196)	(823,891)	(670,820)
(19,555)	(8,171)	(105,763)	(69,615)	(80,919)	(33,909)
(73,353)	586,686	950,840	696,829	(135,391)	(469,490)

(399,986)	461,735	1,411,815	1,064,151	(604,239)	(754,106)

(95,079)	219,217	2,750,942	703,359	490,177	(1,068,215)

1,909,333	1,690,116	7,946,418	7,243,059	6,958,383	8,026,598

$1,814,254	$1,909,333	$10,697,360	$7,946,418	$7,448,560	$6,958,383

59

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Opportunities Trust Series 0		Small Cap Opportunities Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	—	$3,309	—	$6,194

Net investment income (loss)	—	3,309	—	6,194

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	319,308	232,910	388,060	1,461,880

Realized gains (losses)	319,308	232,910	388,060	1,461,880
Unrealized appreciation (depreciation) during the period	253,441	(364,295)	626,903	(1,636,620)

Net increase (decrease) in assets from operations	572,749	(128,076)	1,014,963	(168,546)

Changes from principal transactions:
Transfer of net premiums	591,700	343,684	311,983	455,241
Transfer on terminations	(621,690)	(233,001)	(908,245)	(656,394)
Transfer on policy loans	(116,932)	115,381	(43,776)	(5,365)
Net interfund transfers	1,115,826	(217,934)	(231,255)	(1,219,798)

Net increase (decrease) in assets from principal transactions	968,904	8,130	(871,293)	(1,426,316)

Total increase (decrease) in assets	1,541,653	(119,946)	143,670	(1,594,862)

Assets, beginning of period	2,911,386	3,031,332	6,193,327	7,788,189

Assets, end of period	$4,453,039	$2,911,386	$6,336,997	$6,193,327

See accompanying notes.

60

Sub-Account
Small Cap Value Trust Series 0		Small Cap Value Trust Series 1		Small Company Value Trust Series 0
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$119,353	$100,937	$22,046	$19,764	$25,700	$52,533

119,353	100,937	22,046	19,764	25,700	52,533

586,015	—	120,771	—	—	—
696,731	609,773	214,366	156,303	71,506	(16,803)

1,282,746	609,773	335,137	156,303	71,506	(16,803)
479,534	(645,201)	101,567	(136,884)	1,370,962	(120,603)

1,881,633	65,509	458,750	39,183	1,468,168	(84,873)

1,430,480	1,663,795	129,390	168,527	1,095,406	767,833
(1,108,446)	(934,211)	(587,684)	(236,629)	(658,110)	(502,142)
(145,317)	62,945	474	2,137	(101,876)	(203,921)
135,329	1,318,697	(696,581)	389,893	568,254	983,750

312,046	2,111,226	(1,154,401)	323,928	903,674	1,045,520

2,193,679	2,176,735	(695,651)	363,111	2,371,842	960,647

11,820,534	9,643,799	2,986,486	2,623,375	8,472,818	7,512,171

$14,014,213	$11,820,534	$2,290,835	$2,986,486	$10,844,660	$8,472,818

61

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Company Value Trust Series 1		Smaller Company Growth Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$32,996	$79,772	—	—

Net investment income (loss)	32,996	79,772	—	—

Realized gains (losses) on investments:
Capital gain distributions	—	—	255,301	—
Net realized gains (losses)	67,667	(96,299)	123,812	102,413

Realized gains (losses)	67,667	(96,299)	379,113	102,413
Unrealized appreciation (depreciation) during the period	1,940,585	(89,436)	42,487	(264,041)

Net increase (decrease) in assets from operations	2,041,248	(105,963)	421,600	(161,628)

Changes from principal transactions:
Transfer of net premiums	494,178	544,926	270,064	303,206
Transfer on terminations	(1,711,970)	(1,489,889)	(346,046)	(241,783)
Transfer on policy loans	(6,813)	60,026	(112,874)	(75,318)
Net interfund transfers	(937,760)	(883,514)	45,666	103,830

Net increase (decrease) in assets from principal transactions	(2,162,365)	(1,768,451)	(143,190)	89,935

Total increase (decrease) in assets	(121,117)	(1,874,414)	278,410	(71,693)

Assets, beginning of period	13,435,366	15,309,780	2,494,407	2,566,100

Assets, end of period	$13,314,249	$13,435,366	$2,772,817	$2,494,407

See accompanying notes.

62

Sub-Account
Smaller Company Growth Trust Series 1		Strategic Income Opportunities Trust Series 0		Strategic Income Opportunities Trust Series 1
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

—	—	$1,064,261	$1,321,361	$834,542	$1,318,075

—	—	1,064,261	1,321,361	834,542	1,318,075

2,305,735	—	—	—	—	—
793,957	1,095,665	(96,974)	159,666	(440,133)	98,364

3,099,692	1,095,665	(96,974)	159,666	(440,133)	98,364
952,941	(3,017,992)	767,161	(1,306,597)	1,094,243	(1,160,791)

4,052,633	(1,922,327)	1,734,448	174,430	1,488,652	255,648

1,128,837	1,451,759	1,590,559	1,400,695	456,630	525,573
(3,966,576)	(4,970,372)	(1,078,453)	(1,054,639)	(3,773,486)	(1,103,424)
62,653	15,428	(212,563)	(195,798)	(20,827)	(12,963)
(585,584)	(254,269)	2,784,544	2,271,582	(122,261)	32,526

(3,360,670)	(3,757,454)	3,084,087	2,421,840	(3,459,944)	(558,288)

691,963	(5,679,781)	4,818,535	2,596,270	(1,971,292)	(302,640)

25,832,249	31,512,030	12,041,909	9,445,639	11,816,132	12,118,772

$26,524,212	$25,832,249	$16,860,444	$12,041,909	$9,844,840	$11,816,132

63

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Total Bond Market Trust B Series 0		Total Return Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$251,825	$575,864	$954,731	$1,443,004

Net investment income (loss)	251,825	575,864	954,731	1,443,004

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	1,199,775
Net realized gains (losses)	70,365	48,217	146,621	269,042

Realized gains (losses)	70,365	48,217	146,621	1,468,817
Unrealized appreciation (depreciation) during the period	258,213	297,184	2,247,545	(1,694,105)

Net increase (decrease) in assets from operations	580,403	921,265	3,348,897	1,217,716

Changes from principal transactions:
Transfer of net premiums	1,924,534	1,996,896	4,907,137	3,789,468
Transfer on terminations	(1,087,482)	(1,095,276)	(3,965,111)	(2,452,171)
Transfer on policy loans	(75,428)	(60,604)	(274,470)	(157,057)
Net interfund transfers	491,372	616,694	11,347,668	1,744,129

Net increase (decrease) in assets from principal transactions	1,252,996	1,457,710	12,015,224	2,924,369

Total increase (decrease) in assets	1,833,399	2,378,975	15,364,121	4,142,085

Assets, beginning of period	13,780,224	11,401,249	34,643,403	30,501,318

Assets, end of period	$15,613,623	$13,780,224	$50,007,524	$34,643,403

See accompanying notes.

64

Sub-Account
Total Return Trust Series 1		Total Stock Market Index Trust Series 0		Total Stock Market Index Trust Series 1
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$573,108	$1,295,707	$118,635	$75,655	$82,610	$73,816

573,108	1,295,707	118,635	75,655	82,610	73,816

—	1,127,993	19,452	—	14,765	—
571,823	117,169	258,996	83,877	26,176	(178)

571,823	1,245,162	278,448	83,877	40,941	(178)
1,248,421	(1,436,613)	554,311	(134,906)	738,449	(61,990)

2,393,352	1,104,256	951,394	24,626	862,000	11,648

966,754	1,073,412	982,841	569,783	316,376	309,847
(3,295,821)	(3,739,065)	(504,752)	(520,729)	(1,396,629)	(572,025)
(200,020)	(14,576)	(65,292)	(27,487)	(78,261)	(10,179)
(2,448,197)	3,075,293	867,485	606,419	(712,360)	(210,657)

(4,977,284)	395,064	1,280,282	627,986	(1,870,874)	(483,014)

(2,583,932)	1,499,320	2,231,676	652,612	(1,008,874)	(471,366)

29,806,795	28,307,475	5,769,088	5,116,476	5,751,039	6,222,405

$27,222,863	$29,806,795	$8,000,764	$5,769,088	$4,742,165	$5,751,039

65

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Ultra Short Term Bond Trust Series 0		Ultra Short Term Bond Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$19,278	$16,051	$5,884	$2,472

Net investment income (loss)	19,278	16,051	5,884	2,472

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(6,411)	(702)	(2,069)	(247)

Realized gains (losses)	(6,411)	(702)	(2,069)	(247)
Unrealized appreciation (depreciation) during the period	(4,454)	(16,457)	(2,967)	(2,260)

Net increase (decrease) in assets from operations	8,413	(1,108)	848	(35)

Changes from principal transactions:
Transfer of net premiums	476,998	302,555	2,971	—
Transfer on terminations	(112,790)	(40,090)	(140,117)	(16,834)
Transfer on policy loans	(23,659)	(5,311)	(1,776)	(8,569)
Net interfund transfers	61,776	990,668	436,593	200,204

Net increase (decrease) in assets from principal transactions	402,325	1,247,822	297,671	174,801

Total increase (decrease) in assets	410,738	1,246,714	298,519	174,766

Assets, beginning of period	1,250,286	3,572	204,864	30,098

Assets, end of period	$1,661,024	$1,250,286	$503,383	$204,864

(i)	Reflects the period from commencement of operations on April 30, 2012 through December 31, 2012.

See accompanying notes.

66

Sub-Account
U.S. Equity Trust Series 0	U.S. Equity Trust Series 1	Utilities Trust Series 0
Year Ended Dec. 31/12 (i)	Year Ended Dec. 31/12 (i)	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$58,002	$198,242	$333,278	$318,029

58,002	198,242	333,278	318,029

—	—	—	—
(24,089)	49,918	463,937	383,544

(24,089)	49,918	463,937	383,544
33,896	151,411	307,191	(206,329)

67,809	399,571	1,104,406	495,244

423,888	575,129	916,383	915,535
(304,562)	(1,174,136)	(892,609)	(717,033)
(15,287)	1,577	(100,897)	194,763
3,848,632	14,043,681	304,555	270,316

3,952,671	13,446,251	227,432	663,581

4,020,480	13,845,822	1,331,838	1,158,825

—	—	8,266,330	7,107,505

$4,020,480	$13,845,822	$9,598,168	$8,266,330

67

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Utilities Trust Series 1		Value Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$191,199	$166,222	$52,879	$54,890

Net investment income (loss)	191,199	166,222	52,879	54,890

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	249,799	425,333	417,604	266,800

Realized gains (losses)	249,799	425,333	417,604	266,800
Unrealized appreciation (depreciation) during the period	176,731	(397,046)	393,123	(325,951)

Net increase (decrease) in assets from operations	617,729	194,509	863,606	(4,261)

Changes from principal transactions:
Transfer of net premiums	185,147	166,208	556,922	512,610
Transfer on terminations	(461,909)	(378,027)	(655,765)	(344,665)
Transfer on policy loans	(15,566)	(117,280)	(106,324)	(66,707)
Net interfund transfers	503,011	230,815	1,220,802	442,232

Net increase (decrease) in assets from principal transactions	210,683	(98,284)	1,015,635	543,470

Total increase (decrease) in assets	828,412	96,225	1,879,241	539,209

Assets, beginning of period	4,293,358	4,197,133	4,587,197	4,047,988

Assets, end of period	$5,121,770	$4,293,358	$6,466,438	$4,587,197

See accompanying notes.

68

Sub-Account
Value Trust Series 1		Total
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$115,854	$155,497	$48,715,871	$53,523,358

115,854	155,497	48,715,871	53,523,358

—	—	23,900,652	7,796,819
(542,519)	(338,352)	9,983,893	5,089,935

(542,519)	(338,352)	33,884,545	12,886,754
2,729,531	343,993	231,141,245	(110,285,646)

2,302,866	161,138	313,741,661	(43,875,534)

518,582	526,280	543,309,167	510,938,835
(2,175,451)	(1,716,253)	(324,461,323)	(278,483,345)
(88,298)	111,165	(22,464,434)	(16,014,109)
(299,607)	(100,522)	(102,189,990)	(52,406,487)

(2,044,774)	(1,179,330)	94,193,420	164,034,894

258,092	(1,018,192)	407,935,081	120,159,360

13,802,820	14,821,012	2,319,563,096	2,199,403,736

$14,060,912	$13,802,820	$2,727,498,177	$2,319,563,096

69

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements

December 31, 2012

1.Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Account”) is a separate account administered and sponsored by John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the “Act”) and has 124 active investment sub-accounts that invest in shares of a particular John Hancock Variable Insurance Trust (the “Trust”), which was formerly known as the John Hancock Trust, portfolio and 5 sub-accounts that invest in shares of other outside investment trusts as of December 31, 2012. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the “Contracts”) issued by the Company.

The Company is a stock life insurance company incorporated under the laws of Michigan in 1979. The Company is an indirect wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company’s general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Each sub-account that invests in portfolios of the Trust may offer two classes of units to fund the Contracts issued by the Company. These classes, Series 1 and Series 0 represent an interest in the same Trust portfolio but in different share classes of that portfolio. Series 1 represents interests in Series 1 shares of the Trust’s portfolio and Series 0 represents interests in Series NAV shares of the Trust’s portfolio. Series 1 and Series NAV shares differ in the level of 12b-1 fees and other expenses assessed against the portfolio’s assets.

The following sub-accounts of the Account were commenced as investment options:

New Sub-Accounts	Effective Date
International Equity Index Trust B Series 1	November 5, 2012
International Growth Stock Trust	November 5, 2012
U.S. Equity Trust	April 30, 2012

70

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

The following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-accounts as follows:

Terminated	Transferred To	Effective Date
500 Index Trust Series 1	500 Index Trust B Series 0	November 5, 2012
American Blue Chip Income and Growth Trust Series 1	American Growth-Income Trust Series 1	November 5, 2012
Balanced Trust	Lifestyle Growth Trust	April 30, 2012
International Equity Index Trust A	International Equity Index Trust B	November 5, 2012
International Opportunities Trust	International Growth Stock Trust	November 5, 2012
Large Cap Trust	U.S. Equity Trust	April 30, 2012

Where a sub-account has two series, the changes noted above apply to both Series 0 and Series 1.

2.	Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company’s general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

FASB ASC Topic 820 - Fair Value Measurement and Disclosure (“ASC 820”) provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale. Assets not measured at fair value are excluded from ASC 820 note disclosure, including Policy Loans which are held to maturity and accounted for at cost.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

71

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2012.

Mutual Funds
Level 1	$2,727,498,177
Level 2	—
Level 3	—

$2,727,498,177

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

4.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account are the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The Income Taxes topic of the FASB Accounting Standard Codification establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

72

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2012, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations.

5.	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2012 were as follows:

	Purchases	Sales
Sub-accounts:
500 Index Trust B Series 0	$46,369,183	$18,414,477
500 Index Trust Series 1	5,489,810	31,286,135
Active Bond Trust Series 0	4,215,671	2,845,860
Active Bond Trust Series 1	698,324	3,141,612
All Cap Core Trust Series 0	1,913,412	1,078,085
All Cap Core Trust Series 1	229,458	1,385,224
All Cap Value Trust Series 0	2,200,936	2,053,778
All Cap Value Trust Series 1	470,290	949,867
Alpha Opportunities Trust Series 0	980,877	751,500
Alpha Opportunities Trust Series 1	233,053	59,164
American Asset Allocation Trust Series 1	5,431,981	3,263,485
American Blue Chip Income and Growth Trust Series 1	4,571,990	15,222,584
American Global Growth Trust Series 1	2,225,178	1,663,832
American Global Small Capitalization Trust Series 1	371,257	126,215
American Growth Trust Series 1	4,704,837	8,129,489
American Growth-Income Trust Series 1	18,273,243	8,723,924
American High-Income Bond Trust Series 1	2,065,560	270,168
American International Trust Series 1	5,799,288	6,341,674
American New World Trust Series 1	1,109,253	851,076
Balanced Trust Series 0	1,595,774	2,155,909
Balanced Trust Series 1	137,838	327,144
Blue Chip Growth Trust Series 0	6,466,296	3,949,416
Blue Chip Growth Trust Series 1	1,195,572	5,852,851
Bond Trust Series 0	1,547,000	562,312
Bond Trust Series 1	412,381	373,479
Capital Appreciation Trust Series 0	4,022,770	3,377,682
Capital Appreciation Trust Series 1	1,805,919	6,015,881
Capital Appreciation Value Trust Series 0	5,277,140	663,660
Capital Appreciation Value Trust Series 1	695,814	706,381
Core Allocation Plus Trust Series 0	4,140,691	761,541
Core Allocation Plus Trust Series 1	71,884	138,671
Core Bond Trust Series 0	2,877,247	848,757
Core Bond Trust Series 1	1,024,477	530,943
Core Strategy Trust Series 0	16,524,093	2,138,721
Core Strategy Trust Series 1	105,745	35,708
Disciplined Diversification Trust Series 0	4,417,398	1,245,191
Disciplined Diversification Trust Series 1	94,990	21,359
Emerging Markets Value Trust Series 0	13,091,766	6,162,802
Emerging Markets Value Trust Series 1	2,360,695	1,271,604
Equity-Income Trust Series 0	10,279,625	5,674,648
Equity-Income Trust Series 1	2,912,730	7,231,285
Financial Services Trust Series 0	715,836	874,024

73

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Financial Services Trust Series 1	$92,908	$374,165
Franklin Templeton Founding Allocation Trust Series 0	5,069,238	913,433
Franklin Templeton Founding Allocation Trust Series 1	16,143	12,245
Fundamental All Cap Core Trust Series 0	1,015,090	1,176,163
Fundamental All Cap Core Trust Series 1	25,832	160,221
Fundamental Holdings Trust Series 1	1,053,984	252,030
Fundamental Large Cap Value Trust Series 0	1,778,887	557,021
Fundamental Large Cap Value Trust Series 1	836,514	248,371
Fundamental Value Trust Series 0	1,487,268	1,346,075
Fundamental Value Trust Series 1	824,244	4,997,214
Global Bond Trust Series 0	8,428,998	6,298,033
Global Bond Trust Series 1	1,411,365	1,279,100
Global Diversification Trust Series 1	3,749,162	630,023
Global Trust Series 0	674,201	584,767
Global Trust Series 1	339,743	2,862,401
Health Sciences Trust Series 0	4,654,073	3,132,442
Health Sciences Trust Series 1	3,184,811	2,459,692
High Yield Trust Series 0	9,946,470	4,233,397
High Yield Trust Series 1	3,228,383	2,498,193
International Core Trust Series 0	1,663,272	1,969,903
International Core Trust Series 1	892,267	2,193,039
International Equity Index Trust A Series 0	1,613,503	6,200,355
International Equity Index Trust A Series 1	1,601,818	15,144,137
International Equity Index Trust B Series 0	11,047,330	3,013,086
International Equity Index Trust B Series 1	13,753,645	586,292
International Growth Stock Trust Series 0	6,029,357	170,733
International Growth Stock Trust Series 1	2,382,626	367,888
International Opportunities Trust Series 0	1,877,095	7,297,858
International Opportunities Trust Series 1	546,813	2,865,214
International Small Company Trust Series 0	1,968,879	1,432,209
International Small Company Trust Series 1	974,287	1,506,777
International Value Trust Series 0	2,969,671	1,619,706
International Value Trust Series 1	819,643	2,758,172
Investment Quality Bond Trust Series 0	3,097,151	2,671,080
Investment Quality Bond Trust Series 1	2,362,591	3,988,468
Large Cap Trust Series 0	2,190,927	6,035,095
Large Cap Trust Series 1	125,223	14,507,756
Lifestyle Aggressive Trust Series 0	26,574,229	10,682,400
Lifestyle Aggressive Trust Series 1	846,070	3,678,604
Lifestyle Balanced Trust Series 0	63,251,674	15,403,872
Lifestyle Balanced Trust Series 1	4,403,832	13,061,595
Lifestyle Conservative Trust Series 0	9,967,858	4,476,129
Lifestyle Conservative Trust Series 1	4,118,133	3,454,919
Lifestyle Growth Trust Series 0	66,733,333	23,934,944
Lifestyle Growth Trust Series 1	3,773,024	9,560,611
Lifestyle Moderate Trust Series 0	14,820,951	5,745,389
Lifestyle Moderate Trust Series 1	3,622,292	2,226,924
Mid Cap Index Trust Series 0	5,232,397	1,756,798
Mid Cap Index Trust Series 1	2,048,838	2,052,114
Mid Cap Stock Trust Series 0	3,368,800	2,614,967
Mid Cap Stock Trust Series 1	680,278	2,984,443
Mid Value Trust Series 0	4,573,418	3,071,290
Mid Value Trust Series 1	1,962,692	2,034,816

74

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Money Market Trust B Series 0	$180,081,237	$189,399,348
Money Market Trust Series 1	12,740,062	24,302,463
Natural Resources Trust Series 0	5,552,271	3,723,594
Natural Resources Trust Series 1	1,671,487	2,157,821
Real Estate Securities Trust Series 0	11,849,375	9,527,103
Real Estate Securities Trust Series 1	1,033,418	4,314,081
Real Return Bond Trust Series 0	9,980,236	5,444,550
Real Return Bond Trust Series 1	880,299	1,383,215
Science & Technology Trust Series 0	4,665,525	4,139,027
Science & Technology Trust Series 1	1,850,407	3,381,349
Short Term Government Income Trust Series 0	9,492,438	2,749,903
Short Term Government Income Trust Series 1	2,243,744	2,547,664
Small Cap Growth Trust Series 0	2,663,455	1,827,878
Small Cap Growth Trust Series 1	623,244	750,354
Small Cap Index Trust Series 0	4,774,964	1,492,620
Small Cap Index Trust Series 1	1,957,603	1,183,154
Small Cap Opportunities Trust Series 0	2,249,839	1,280,936
Small Cap Opportunities Trust Series 1	600,795	1,472,088
Small Cap Value Trust Series 0	4,236,230	3,218,815
Small Cap Value Trust Series 1	1,254,584	2,266,168
Small Company Value Trust Series 0	2,001,052	1,071,678
Small Company Value Trust Series 1	516,916	2,646,286
Smaller Company Growth Trust Series 0	877,152	765,042
Smaller Company Growth Trust Series 1	2,580,463	3,635,400
Strategic Income Opportunities Trust Series 0	6,773,657	2,625,308
Strategic Income Opportunities Trust Series 1	1,651,531	4,276,933
Total Bond Market Trust B Series 0	3,151,719	1,646,898
Total Return Trust Series 0	20,186,724	7,216,768
Total Return Trust Series 1	2,496,071	6,900,247
Total Stock Market Index Trust Series 0	2,975,814	1,557,445
Total Stock Market Index Trust Series 1	557,513	2,331,011
Ultra Short Term Bond Trust Series 0	1,041,462	619,859
Ultra Short Term Bond Trust Series 1	530,958	227,404
U.S. Equity Trust Series 0	6,201,644	2,190,971
U.S. Equity Trust Series 1	15,835,450	2,190,957
Utilities Trust Series 0	3,996,437	3,435,728
Utilities Trust Series 1	2,819,714	2,417,832
Value Trust Series 0	2,386,551	1,318,038
Value Trust Series 1	719,866	2,648,787
All Asset Portfolio	7,695,901	2,044,167
Brandes International Equity Trust	2,065,806	1,265,759
Business Opportunity Value Trust	1,372,199	975,919
Frontier Capital Appreciation Trust	2,178,529	1,585,990
Large Cap Growth Trust	2,821,014	1,146,692

	$862,673,869	$695,863,937

75

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

6.	Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHUSA has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months’ notice. Under this agreement, JHUSA pays for legal, actuarial, investment and certain other administrative services.

The majority of the investments held by the Account are invested in the Trust (Note 1).

7.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (the “Code”). Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the Account on which the Contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. JHUSA believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

8.	Subsequent Events

In accordance with the provision set forth in FASB ASC Topic 855 - Subsequent Events (“ASC 855”), management has evaluated the possibility of subsequent events existing in the Account’s financial statements through March 28, 2013 and has determined that no events have occurred that require additional disclosure.

76

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	500 Index Trust B Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	3,858,107	3,903,037	4,024,412	3,715,959	3,519,327
Units issued	2,204,386	863,156	614,357	948,103	727,341
Units redeemed	(804,876)	(908,086)	(735,732)	(639,650)	(530,709)

Units, end of period	5,257,617	3,858,107	3,903,037	4,024,412	3,715,959

Unit value, end of period $	17.83 to 28.52	15.40 to 24.63	15.12 to 24.18	21.05	16.66
Assets, end of period $	120,194,042	80,332,462	77,322,423	66,955,037	45,694,591
Investment income ratio*	1.17%	1.83%	1.82%	2.43%	2.27%
Total return, lowest to highest**	8.03% to 15.80%	1.86% to 1.87%	14.85% to 14.86%	24.08% to 31.02%	(37.19%) to (24.71%)

	Sub-Account
	500 Index Trust Series 1
	Year Ended Dec. 31/12 (y)	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	2,073,712	2,289,189	2,536,274	2,803,876	3,042,197
Units issued	124,140	133,988	246,708	455,478	295,642
Units redeemed	(2,197,852)	(349,465)	(493,793)	(723,080)	(533,963)

Units, end of period	—	2,073,712	2,289,189	2,536,274	2,803,876

Unit value, end of period $	14.30	12.55	12.36	10.78	8.58
Assets, end of period $	—	26,017,857	28,277,874	27,344,213	24,041,913
Investment income ratio*	5.30%	1.46%	1.40%	1.71%	0.71%
Total return, lowest to highest**	13.98%	1.57%	14.58%	25.74%	(37.21%)

(y)	Terminated as an investment option and funds transferred to 500 Index Trust B Series 0 on November 5, 2012.

77

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Active Bond Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	114,837	85,264	55,984	38,814	18,418
Units issued	60,054	48,258	46,880	36,991	26,834
Units redeemed	(44,820)	(18,685)	(17,600)	(19,821)	(6,438)

Units, end of period	130,071	114,837	85,264	55,984	38,814

Unit value, end of period $	66.31	60.42	57.02	50.05	40.09
Assets, end of period $	8,625,356	6,938,279	4,861,357	2,802,114	1,555,883
Investment income ratio*	4.43%	6.05%	8.80%	7.80%	6.63%
Total return, lowest to highest**	5.32% to 9.76%	5.97%	13.91%	18.30% to 24.86%	(10.55%) to (7.37%)

	Sub-Account
	Active Bond Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	507,353	532,994	602,088	671,816	786,841
Units issued	17,208	49,346	39,568	25,873	29,705
Units redeemed	(159,529)	(74,987)	(108,662)	(95,601)	(144,730)

Units, end of period	365,032	507,353	532,994	602,088	671,816

Unit value, end of period $	20.36	18.56	17.54	15.41	12.34
Assets, end of period $	7,431,200	9,414,575	9,347,485	9,274,908	8,292,245
Investment income ratio*	3.57%	5.35%	7.31%	7.22%	5.22%
Total return, lowest to highest**	9.71%	5.81%	13.84%	24.81%	(10.53%)

78

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	All Asset Portfolio
	Year Ended Dec. 31/12 (bd)	Year Ended Dec. 31/11 (bd)	Year Ended Dec. 31/10 (bd)	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,033,229	743,709	456,319	264,743	90,767
Units issued	433,920	552,711	457,119	248,679	395,395
Units redeemed	(126,839)	(263,191)	(169,729)	(57,103)	(221,419)

Units, end of period	1,340,310	1,033,229	743,709	456,319	264,743

Unit value, end of period $	15.82 to 22.34	13.80 to 19.48	13.58 to 19.16	12.05 to 17.00	9.93 to 14.01
Assets, end of period $	22,540,494	15,306,278	10,910,087	6,204,008	3,040,808
Investment income ratio*	4.81%	6.83%	7.26%	7.86%	5.51%
Total return, lowest to highest**	9.24% to 14.65%	1.66%	12.71%	14.85% to 21.32%	(17.73%) to (12.60%)

(bd) Fund is one Series. Previously presented as Series 0 and Series 1.

	Sub-Account
	All Cap Core Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	127,584	87,473	68,162	49,976	26,819
Units issued	141,238	72,726	33,702	28,853	37,805
Units redeemed	(82,307)	(32,615)	(14,391)	(10,667)	(14,648)

Units, end of period	186,515	127,584	87,473	68,162	49,976

Unit value, end of period $	13.72	11.76	11.71	10.36	8.05
Assets, end of period $	2,558,349	1,500,579	1,024,718	706,085	402,516
Investment income ratio*	1.14%	1.31%	1.25%	1.83%	2.26%
Total return, lowest to highest**	10.44% to 16.62%	0.40%	13.09%	24.46% to 33.05%	(39.60%) to (26.69%)

79

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	All Cap Core Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	410,454	451,853	505,072	564,515	643,519
Units issued	6,936	21,044	16,007	20,041	17,373
Units redeemed	(67,235)	(62,443)	(69,226)	(79,484)	(96,377)

Units, end of period	350,155	410,454	451,853	505,072	564,515

Unit value, end of period $	21.96	18.84	18.76	16.60	12.92
Assets, end of period $	7,688,001	7,731,299	8,476,649	8,382,602	7,293,346
Investment income ratio*	1.10%	1.00%	1.04%	1.60%	1.65%
Total return, lowest to highest**	16.57%	0.41%	13.03%	28.47%	(39.63%)

	Sub-Account
	All Cap Value Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	361,933	250,055	181,295	109,590	55,282
Units issued	126,735	184,088	133,609	131,254	80,202
Units redeemed	(135,215)	(72,210)	(64,849)	(59,549)	(25,894)

Units, end of period	353,453	361,933	250,055	181,295	109,590

Unit value, end of period $	15.60	14.06	14.67	12.38	9.78
Assets, end of period $	5,512,364	5,088,942	3,668,793	2,244,835	1,071,959
Investment income ratio*	0.88%	0.44%	0.54%	0.64%	1.10%
Total return, lowest to highest**	6.24% to 10.92%	(4.17%)	18.50%	22.43% to 31.77%	(28.80%) to (19.83%)

80

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	All Cap Value Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	187,116	197,162	208,555	208,134	184,657
Units issued	14,532	50,098	42,133	78,485	41,713
Units redeemed	(45,857)	(60,144)	(53,526)	(78,064)	(18,236)

Units, end of period	155,791	187,116	197,162	208,555	208,134

Unit value, end of period $	21.57	19.44	20.29	17.15	13.54
Assets, end of period $	3,360,478	3,637,680	4,001,119	3,576,033	2,818,708
Investment income ratio*	0.79%	0.33%	0.37%	0.51%	0.89%
Total return, lowest to highest**	10.95%	(4.21%)	18.35%	26.61%	(28.78%)

	Sub-Account
	Alpha Opportunities Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (d)
Units, beginning of period	67,576	44,632	4,247	—
Units issued	58,199	86,728	42,691	4,560
Units redeemed	(49,465)	(63,784)	(2,306)	(313)

Units, end of period	76,310	67,576	44,632	4,247

Unit value, end of period $	16.63	13.70	14.89	12.73
Assets, end of period $	1,268,745	925,660	664,682	54,076
Investment income ratio*	0.62%	0.23%	0.63%	0.79%
Total return, lowest to highest**	9.62% to 21.38%	(8.02%)	16.98%	26.89% to 27.31%

(d)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

81

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Alpha Opportunities Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (d)
Units, beginning of period	30,772	18,156	6,744	—
Units issued	13,044	28,373	12,089	6,780
Units redeemed	(4,100)	(15,757)	(677)	(36)

Units, end of period	39,716	30,772	18,156	6,744

Unit value, end of period $	15.73	12.96	14.11	12.07
Assets, end of period $	624,615	398,851	256,185	81,384
Investment income ratio*	0.62%	0.19%	0.52%	0.66%
Total return, lowest to highest**	21.33%	(8.14%)	16.92%	20.69%

(d) Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	American Asset Allocation Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	3,133,111	3,119,887	3,047,744	260,111	—
Units issued	437,055	334,656	473,956	3,234,430	301,470
Units redeemed	(292,443)	(321,432)	(401,813)	(446,797)	(41,359)

Units, end of period	3,277,723	3,133,111	3,119,887	3,047,744	260,111

Unit value, end of period $	11.75	10.15	10.06	8.98	7.26
Assets, end of period $	38,508,628	31,797,924	31,376,662	27,353,571	1,888,618
Investment income ratio*	1.64%	1.54%	1.68%	2.79%	7.29%
Total return, lowest to highest**	8.80% to 15.77%	0.91%	12.07%	18.28% to 25.85%	(28.47%) to (19.62%)

(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

82

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American Blue Chip Income and Growth Trust Series 1
	Year Ended Dec. 31/12 (bf)	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	835,610	817,702	661,239	610,479	465,570
Units issued	207,019	156,614	277,831	226,391	228,811
Units redeemed	(1,042,629)	(138,706)	(121,368)	(175,631)	(83,902)

Units, end of period	—	835,610	817,702	661,239	610,479

Unit value, end of period $	13.19 to 19.71	11.76 to 17.57	11.92 to 17.80	10.64	12.48 to 8.36
Assets, end of period $	—	11,156,483	11,278,170	8,411,946	6,477,340
Investment income ratio*	0.00%	1.33%	1.46%	1.70%	4.52%
Total return, lowest to highest**	5.20% to 12.16%	(1.30%) to (1.29%)	12.01% to 12.02%	25.79% to 31.48%	(36.72%) to (22.98%)

(bf) Terminated as an investment option and funds transferred to American Growth-Income Trust Series 1 on November 5, 2012.

	Sub-Account
	American Global Growth Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (ba)
Units, beginning of period	49,656	1,583	—
Units issued	215,898	52,736	1,585
Units redeemed	(160,683)	(4,663)	(2)

Units, end of period	104,871	49,656	1,583

Unit value, end of period $	11.19	9.17	10.10
Assets, end of period $	1,173,956	455,157	15,989
Investment income ratio*	0.62%	2.11%	3.26%
Total return, lowest to highest**	13.48% to 22.12%	(9.24%)	0.99%

(ba)	Reflects the period from commencement of operations on November 8, 2010 through December 31, 2010.

83

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American Global Small Capitalization Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (ba)
Units, beginning of period	32,389	5,583	—
Units issued	39,982	30,892	5,639
Units redeemed	(13,566)	(4,086)	(56)

Units, end of period	58,805	32,389	5,583

Unit value, end of period $	9.64	8.19	10.16
Assets, end of period $	566,904	265,261	56,755
Investment income ratio*	1.17%	1.54%	1.53%
Total return, lowest to highest**	9.07% to 17.71%	(19.43%)	1.64%

(ba) Reflects the period from commencement of operations on November 8, 2010 through December 31, 2010.

	Sub-Account
	American Growth Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	2,821,412	2,866,892	2,743,233	3,191,497	2,342,984
Units issued	304,482	349,027	473,855	719,046	1,671,199
Units redeemed	(485,311)	(394,507)	(350,196)	(1,167,310)	(822,686)

Units, end of period	2,640,583	2,821,412	2,866,892	2,743,233	3,191,497

Unit value, end of period $	15.11 to 22.75	12.86 to 19.36	13.48 to 20.30	11.40	12.36 to 8.21
Assets, end of period $	45,369,109	41,804,622	45,296,462	37,488,254	33,818,004
Investment income ratio*	0.40%	0.23%	0.35%	0.25%	2.13%
Total return, lowest to highest**	8.11% to 17.49%	(4.63%)	18.23% to 18.24%	25.08% to 42.05%	(44.20%) to (31.29%)

84

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American Growth-Income Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	3,279,734	3,392,135	3,559,566	1,256,460	1,040,281
Units issued	1,196,688	300,209	337,650	2,680,851	470,399
Units redeemed	(525,906)	(412,610)	(505,081)	(377,745)	(254,220)

Units, end of period	3,950,516	3,279,734	3,392,135	3,559,566	1,256,460

Unit value, end of period $	13.62 to 20.33	11.62 to 17.35	11.87 to 17.72	10.69	8.17
Assets, end of period $	66,176,491	48,915,455	52,511,665	50,592,525	12,746,026
Investment income ratio*	1.49%	1.17%	1.13%	1.53%	2.27%
Total return, lowest to highest**	10.27% to 17.16%	(2.10%) to (2.09%)	11.05% to 11.06%	23.68% to 33.69%	(38.08%) to (24.49%)

	Sub-Account
	American High-Income Bond Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (ba)
Units, beginning of period	50,527	740	—
Units issued	173,465	63,795	741
Units redeemed	(24,579)	(14,008)	(1)

Units, end of period	199,413	50,527	740

Unit value, end of period $	11.49	10.16	10.02
Assets, end of period $	2,292,033	513,447	7,414
Investment income ratio*	12.88%	14.42%	27.25%
Total return, lowest to highest**	6.30% to 13.11%	1.46%	0.15%

(ba)	Reflects the period from commencement of operations on November 8, 2010 through December 31, 2010.

85

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American International Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,950,124	1,895,266	1,690,972	1,589,088	1,335,767
Units issued	364,073	301,418	478,796	425,526	666,694
Units redeemed	(348,125)	(246,560)	(274,502)	(323,642)	(413,373)

Units, end of period	1,966,072	1,950,124	1,895,266	1,690,972	1,589,088

Unit value, end of period $	15.55 to 27.39	13.24 to 23.31	15.45 to 27.21	14.46	17.85 to 10.14
Assets, end of period $	36,419,240	31,809,781	36,912,554	31,946,083	21,999,643
Investment income ratio*	1.10%	1.39%	1.75%	1.19%	4.09%
Total return, lowest to highest**	13.22% to 17.50%	(14.34%)	6.88%	27.67% to 46.99%	(42.37%) to (26.02%)

	Sub-Account
	American New World Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (d)
Units, beginning of period	225,104	137,746	37,929	—
Units issued	74,510	150,947	164,720	186,355
Units redeemed	(59,278)	(63,589)	(64,903)	(148,426)

Units, end of period	240,336	225,104	137,746	37,929

Unit value, end of period $	15.77	13.44	15.69	13.36
Assets, end of period $	3,790,824	3,025,118	2,160,691	506,673
Investment income ratio*	0.66%	1.51%	1.58%	0.55%
Total return, lowest to highest**	12.53% to 17.37%	(14.33%)	17.43%	30.38% to 33.58%

(d)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

86

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Balanced Trust Series 0
	Year Ended Dec. 31/12 (g)	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (d)
Units, beginning of period	84,194	47,630	12,872	—
Units issued	62,426	46,727	38,835	16,728
Units redeemed	(146,619)	(10,163)	(4,077)	(3,856)

Units, end of period	1	84,194	47,630	12,872

Unit value, end of period $	14.73	13.57	13.41	11.91
Assets, end of period $	—	1,142,176	638,959	153,313
Investment income ratio*	6.19%	1.72%	1.32%	1.80%
Total return, lowest to highest**	8.57%	1.13%	12.63%	18.83% to 19.11%

(g) Terminated as an investment option and funds transferred to Lifestyle Growth Trust on April 30, 2012.
(d) Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	Balanced Trust Series 1
	Year Ended Dec. 31/12 (g)	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (a)
Units, beginning of period	19,798	16,579	—
Units issued	2,456	4,653	18,696
Units redeemed	(22,254)	(1,434)	(2,117)

Units, end of period	—	19,798	16,579

Unit value, end of period $	14.70	13.54	13.40
Assets, end of period $	—	268,048	222,218
Investment income ratio*	4.31%	1.55%	1.23%
Total return, lowest to highest**	8.61%	1.01%	12.58%

(g)	Terminated as an investment option and funds transferred to Lifestyle Growth Trust on April 30, 2012.
(a)	Fund available in prior year but no activity.

87

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Blue Chip Growth Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	229,137	179,246	140,020	88,681	40,793
Units issued	84,049	90,351	58,516	90,411	64,266
Units redeemed	(51,513)	(40,460)	(19,290)	(39,072)	(16,378)

Units, end of period	261,673	229,137	179,246	140,020	88,681

Unit value, end of period $	79.24	66.93	65.97	56.75	39.69
Assets, end of period $	20,734,237	15,335,734	11,825,120	7,945,860	3,519,833
Investment income ratio*	0.14%	0.02%	0.09%	0.19%	0.40%
Total return, lowest to highest**	5.30% to 18.39%	1.45%	16.25%	26.87% to 46.21%	(42.52%) to (28.71%)

	Sub-Account
	Blue Chip Growth Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,038,535	1,105,401	1,263,707	1,413,536	1,501,232
Units issued	37,472	134,819	52,627	177,272	157,192
Units redeemed	(185,410)	(201,685)	(210,933)	(327,101)	(244,888)

Units, end of period	890,597	1,038,535	1,105,401	1,263,707	1,413,536

Unit value, end of period $	32.58	27.54	27.15	23.37	16.36
Assets, end of period $	29,014,045	28,596,326	30,005,516	29,533,414	23,118,554
Investment income ratio*	0.09%	0.01%	0.08%	0.15%	0.32%
Total return, lowest to highest**	18.31%	1.44%	16.15%	42.90%	(42.53%)

88

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Bond Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (e)
Units, beginning of period	434,989	—
Units issued	129,858	454,794
Units redeemed	(53,531)	(19,805)

Units, end of period	511,316	434,989

Unit value, end of period $	10.72	10.08
Assets, end of period $	5,480,393	4,385,424
Investment income ratio*	3.04%	14.74%
Total return, lowest to highest**	2.99% to 6.31%	0.82%

(e)	Reflects the period from commencement of operations on October 31, 2011 through December 31, 2011.

	Sub-Account
	Bond Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (e)
Units, beginning of period	91,448	—
Units issued	36,518	105,732
Units redeemed	(36,071)	(14,284)

Units, end of period	91,895	91,448

Unit value, end of period $	10.72	10.08
Assets, end of period $	984,749	921,571
Investment income ratio*	2.79%	13.72%
Total return, lowest to highest**	6.34%	0.78%

(e)	Reflects the period from commencement of operations on October 31, 2011 through December 31, 2011.

89

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Brandes International Equity Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	175,503	126,685	78,693	36,365	36,448
Units issued	70,632	119,445	69,476	65,449	39,229
Units redeemed	(46,021)	(70,627)	(21,484)	(23,121)	(39,312)

Units, end of period	200,114	175,503	126,685	78,693	36,365

Unit value, end of period $	30.57	25.33	29.30	28.01	22.36
Assets, end of period $	6,116,796	4,445,200	3,712,040	2,204,255	813,066
Investment income ratio*	2.22%	3.70%	4.05%	3.70%	4.49%
Total return, lowest to highest**	14.03% to 20.68%	(13.56%)	4.61%	19.34% to 25.28%	(39.84%) to (24.43%)

	Sub-Account
	Business Opportunity Value Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	275,828	222,826	152,539	68,226	46,273
Units issued	89,414	101,116	106,229	127,872	71,242
Units redeemed	(66,288)	(48,114)	(35,942)	(43,559)	(49,289)

Units, end of period	298,954	275,828	222,826	152,539	68,226

Unit value, end of period $	16.20	13.81	14.41	13.18	10.58
Assets, end of period $	4,843,243	3,809,898	3,209,747	2,010,780	721,884
Investment income ratio*	0.81%	0.38%	0.70%	0.76%	0.05%
Total return, lowest to highest**	10.97% to 17.29%	(4.11%)	9.27%	19.01% to 27.24%	(34.70%) to (23.56%)

90

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Capital Appreciation Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	704,890	628,655	450,788	176,778	85,512
Units issued	251,226	230,612	290,426	323,428	116,994
Units redeemed	(212,834)	(154,377)	(112,559)	(49,418)	(25,728)

Units, end of period	743,282	704,890	628,655	450,788	176,778

Unit value, end of period $	16.13	13.90	13.88	12.41	8.72
Assets, end of period $	11,987,742	9,797,789	8,728,028	5,593,907	1,540,973
Investment income ratio*	0.21%	0.11%	0.21%	0.40%	0.73%
Total return, lowest to highest**	3.07% to 16.03%	0.11%	11.88%	28.49% to 44.66%	(37.24%) to (23.78%)

	Sub-Account
	Capital Appreciation Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,725,906	1,846,901	1,438,012	1,460,124	1,616,971
Units issued	108,588	185,521	861,047	449,806	81,782
Units redeemed	(374,874)	(306,516)	(452,158)	(471,918)	(238,629)

Units, end of period	1,459,620	1,725,906	1,846,901	1,438,012	1,460,124

Unit value, end of period $	16.44	14.18	14.17	12.67	8.90
Assets, end of period $	24,000,525	24,469,173	26,164,810	18,217,168	12,999,758
Investment income ratio*	0.15%	0.07%	0.14%	0.27%	0.45%
Total return, lowest to highest**	15.98%	0.07%	11.83%	42.28%	(37.22%)

91

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Capital Appreciation Value Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	522,903	213,041	110,102	52,433	—
Units issued	355,459	359,857	131,163	80,518	61,493
Units redeemed	(54,987)	(49,995)	(28,224)	(22,849)	(9,060)

Units, end of period	823,375	522,903	213,041	110,102	52,433

Unit value, end of period $	12.76	11.12	10.79	9.47	7.27
Assets, end of period $	10,506,029	5,813,606	2,297,647	1,042,522	381,132
Investment income ratio*	1.86%	2.16%	2.09%	2.88%	1.93%
Total return, lowest to highest**	7.74% to 14.77%	3.09%	13.91%	19.68% to 30.98%	(27.77%) to (21.81%)

(n) Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	Capital Appreciation Value Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	45,108	43,268	13,246	2,846	—
Units issued	53,681	27,639	33,774	10,974	2,863
Units redeemed	(58,818)	(25,799)	(3,752)	(574)	(17)

Units, end of period	39,971	45,108	43,268	13,246	2,846

Unit value, end of period $	12.74	11.12	10.78	9.46	7.27
Assets, end of period $	509,177	501,430	466,373	125,321	20,677
Investment income ratio*	1.51%	1.70%	1.91%	4.14%	3.07%
Total return, lowest to highest**	14.60%	3.13%	13.92%	30.21%	(27.34%)

(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

92

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Core Allocation Plus Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	710,321	440,893	219,445	24,255	—
Units issued	340,848	316,036	244,174	214,506	26,450
Units redeemed	(74,668)	(46,608)	(22,726)	(19,316)	(2,195)

Units, end of period	976,501	710,321	440,893	219,445	24,255

Unit value, end of period $	10.63	9.36	9.58	8.66	6.91
Assets, end of period $	10,378,647	6,649,180	4,222,288	1,900,818	167,531
Investment income ratio*	1.62%	1.68%	1.59%	2.82%	1.25%
Total return, lowest to highest**	7.77% to 13.53%	(2.26%)	10.57%	17.53% to 27.67%	(31.54%) to (20.17%)

(n) Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	Core Allocation Plus Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	17,352	14,598	13,918	2,603	—
Units issued	6,377	3,654	1,746	13,580	2,697
Units redeemed	(13,821)	(900)	(1,066)	(2,265)	(94)

Units, end of period	9,908	17,352	14,598	13,918	2,603

Unit value, end of period $	10.61	9.34	9.56	8.65	6.91
Assets, end of period $	105,123	162,077	139,586	120,436	17,989
Investment income ratio*	1.14%	1.40%	1.22%	2.99%	0.99%
Total return, lowest to highest**	13.59%	(2.32%)	10.50%	25.21%	(30.89%)

(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

93

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Core Bond Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	128,326	90,998	117,612	46,848	6,608
Units issued	176,749	71,283	46,008	121,385	45,229
Units redeemed	(54,974)	(33,955)	(72,622)	(50,621)	(4,989)

Units, end of period	250,101	128,326	90,998	117,612	46,848

Unit value, end of period $	15.67	14.71	13.58	12.67	11.53
Assets, end of period $	3,919,079	1,887,440	1,235,635	1,490,182	539,932
Investment income ratio*	3.31%	4.64%	2.39%	2.98%	10.35%
Total return, lowest to highest**	3.76% to 6.54%	8.32%	7.17%	5.61% to 9.93%	1.09% to 3.36%

	Sub-Account
	Core Bond Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	81,435	42,918	63,282	68,377	7,401
Units issued	48,699	57,545	46,878	174,832	65,912
Units redeemed	(27,881)	(19,028)	(67,242)	(179,927)	(4,936)

Units, end of period	102,253	81,435	42,918	63,282	68,377

Unit value, end of period $	19.53	18.35	16.94	15.82	14.39
Assets, end of period $	1,997,418	1,494,132	726,899	1,000,953	983,878
Investment income ratio*	2.82%	4.35%	2.26%	2.36%	13.33%
Total return, lowest to highest**	6.46%	8.32%	7.08%	9.94%	3.29%

94

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Core Strategy Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (au)	Year Ended Dec. 31/08 (n)
Units, beginning of period	2,112,756	1,038,991	267,144	41,806	—
Units issued	1,386,181	1,329,658	881,952	309,645	57,115
Units redeemed	(192,993)	(255,893)	(110,105)	(84,307)	(15,309)

Units, end of period	3,305,944	2,112,756	1,038,991	267,144	41,806

Unit value, end of period $	11.64	10.34	10.32	9.17	7.52
Assets, end of period $	38,470,198	21,837,429	10,719,577	2,448,586	314,295
Investment income ratio*	3.51%	3.15%	3.82%	3.85%	4.26%
Total return, lowest to highest**	7.54% to 12.58%	0.19%	12.57%	18.49% to 25.03%	(25.51%) to (17.79%)

(au) Renamed on May 4, 2009. Previously known as Index Allocation Trust.
(n) Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	Core Strategy Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (au)	Year Ended Dec. 31/08 (n)
Units, beginning of period	12,020	5,072	8,259	712	—
Units issued	9,377	7,705	1,705	22,430	728
Units redeemed	(3,236)	(757)	(4,892)	(14,883)	(16)

Units, end of period	18,161	12,020	5,072	8,259	712

Unit value, end of period $	11.61	10.32	10.30	9.16	7.52
Assets, end of period $	210,844	124,008	52,207	75,637	5,346
Investment income ratio*	3.34%	3.66%	1.64%	1.93%	4.16%
Total return, lowest to highest**	12.53%	0.20%	12.42%	21.87%	(24.84%)

(au)	Renamed on May 4, 2009. Previously known as Index Allocation Trust.
(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

95

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Disciplined Diversification Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	1,484,261	1,111,216	688,862	244,015	—
Units issued	341,257	465,775	530,046	480,724	276,790
Units redeemed	(113,850)	(92,730)	(107,692)	(35,877)	(32,775)

Units, end of period	1,711,668	1,484,261	1,111,216	688,862	244,015

Unit value, end of period $	11.51	10.21	10.42	9.19	7.22
Assets, end of period $	19,708,821	15,152,146	11,579,775	6,327,448	1,761,052
Investment income ratio*	2.59%	2.48%	2.08%	3.03%	5.06%
Total return, lowest to highest**	8.54% to 12.79%	(2.04%)	13.45%	20.12% to 29.89%	(28.63%) to (18.51%)

(n) Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	Disciplined Diversification Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	18,454	20,237	9,007	739	—
Units issued	8,174	1,498	25,890	9,951	751
Units redeemed	(1,960)	(3,281)	(14,660)	(1,683)	(12)

Units, end of period	24,668	18,454	20,237	9,007	739

Unit value, end of period $	11.49	10.19	10.41	9.18	7.21
Assets, end of period $	283,342	188,016	210,581	82,646	5,332
Investment income ratio*	2.38%	2.06%	2.68%	3.37%	3.12%
Total return, lowest to highest**	12.74%	(2.09%)	13.40%	27.22%	(27.87%)

(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

96

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Emerging Markets Value Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	777,928	645,484	206,889	88,052	34,509
Units issued	1,023,344	661,827	607,899	151,966	66,918
Units redeemed	(526,136)	(529,383)	(169,304)	(33,129)	(13,375)

Units, end of period	1,275,136	777,928	645,484	206,889	88,052

Unit value, end of period $	12.36	10.43	14.29	11.61	5.77
Assets, end of period $	15,760,516	8,114,354	9,226,107	2,402,101	507,699
Investment income ratio*	1.25%	1.65%	1.79%	0.17%	3.11%
Total return, lowest to highest**	14.09% to 18.49%	(27.02%)	23.11%	1.56% to 101.36%	(51.92%)

	Sub-Account
	Emerging Markets Value Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	490,753	533,917	505,634	386,629	70,658
Units issued	119,554	75,805	280,552	166,291	394,873
Units redeemed	(89,611)	(118,969)	(252,269)	(47,286)	(78,902)

Units, end of period	520,696	490,753	533,917	505,634	386,629

Unit value, end of period $	15.42	13.01	17.84	14.50	7.21
Assets, end of period $	8,030,584	6,385,428	9,523,826	7,331,272	2,787,213
Investment income ratio*	1.07%	1.53%	1.44%	0.09%	3.88%
Total return, lowest to highest**	18.53%	(27.06%)	23.03%	101.12%	(51.94%)

97

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Equity-Income Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,179,731	599,309	470,729	307,924	190,329
Units issued	304,550	719,081	196,081	249,024	150,275
Units redeemed	(183,876)	(138,659)	(67,501)	(86,219)	(32,680)

Units, end of period	1,300,405	1,179,731	599,309	470,729	307,924

Unit value, end of period $	32.78	27.90	28.12	24.40	19.40
Assets, end of period $	42,625,072	32,918,634	16,850,942	11,486,502	5,975,008
Investment income ratio*	2.25%	2.28%	2.25%	2.39%	3.09%
Total return, lowest to highest**	10.80% to 17.47%	(0.76%)	15.23%	24.57% to 30.76%	(35.94%) to (23.36%)

	Sub-Account
	Equity-Income Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,424,314	1,319,377	1,429,347	1,711,504	1,905,393
Units issued	67,502	295,242	97,214	239,511	128,512
Units redeemed	(233,687)	(190,305)	(207,184)	(521,668)	(322,401)

Units, end of period	1,258,129	1,424,314	1,319,377	1,429,347	1,711,504

Unit value, end of period $	32.84	27.98	28.21	24.50	19.49
Assets, end of period $	41,314,186	39,852,123	37,216,943	35,024,330	33,359,115
Investment income ratio*	2.05%	1.86%	1.90%	2.08%	2.39%
Total return, lowest to highest**	17.36%	(0.81%)	15.12%	25.72%	(35.96%)

98

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Financial Services Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	172,791	144,010	117,719	116,139	37,620
Units issued	36,069	61,746	60,283	51,387	110,768
Units redeemed	(45,747)	(32,965)	(33,992)	(49,807)	(32,249)

Units, end of period	163,113	172,791	144,010	117,719	116,139

Unit value, end of period $	20.02	16.96	18.72	16.68	11.79
Assets, end of period $	3,265,552	2,930,958	2,695,924	1,963,769	1,368,921
Investment income ratio*	0.82%	1.86%	0.40%	0.84%	1.36%
Total return, lowest to highest**	8.06% to 18.03%	(9.39%)	12.22%	25.68% to 49.06%	(44.63%) to (28.65%)

	Sub-Account
	Financial Services Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	127,969	177,237	156,871	208,617	179,750
Units issued	4,925	13,836	99,560	32,516	88,029
Units redeemed	(23,878)	(63,104)	(79,194)	(84,262)	(59,162)

Units, end of period	109,016	127,969	177,237	156,871	208,617

Unit value, end of period $	16.65	14.10	15.59	13.89	9.82
Assets, end of period $	1,814,833	1,804,676	2,762,292	2,177,974	2,048,333
Investment income ratio*	0.77%	1.49%	0.36%	0.72%	1.04%
Total return, lowest to highest**	18.05%	(9.51%)	12.26%	41.41%	(44.65%)

99

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Franklin Templeton Founding Allocation Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	855,721	603,385	332,582	120,748	—
Units issued	436,882	340,142	352,869	278,194	140,744
Units redeemed	(87,559)	(87,806)	(82,066)	(66,360)	(19,996)

Units, end of period	1,205,044	855,721	603,385	332,582	120,748

Unit value, end of period $	11.34	9.75	9.89	8.93	6.79
Assets, end of period $	13,662,404	8,339,811	5,967,519	2,970,970	820,057
Investment income ratio*	3.98%	3.61%	5.24%	6.02%	10.70%
Total return, lowest to highest**	12.32% to 16.33%	(1.45%)	10.71%	25.33% to 32.61%	(32.68%) to (21.32%)

(n) Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	Franklin Templeton Founding Allocation Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	35,091	37,086	37,337	20,051	—
Units issued	446	4,242	7,491	24,025	20,207
Units redeemed	(1,173)	(6,237)	(7,742)	(6,739)	(156)

Units, end of period	34,364	35,091	37,086	37,337	20,051

Unit value, end of period $	11.32	9.74	9.88	8.92	6.79
Assets, end of period $	389,052	341,709	366,286	333,222	136,112
Investment income ratio*	3.13%	3.02%	4.00%	4.56%	9.47%
Total return, lowest to highest**	16.26%	(1.41%)	10.66%	31.48%	(32.12%)

(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

100

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Frontier Capital Appreciation Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	110,137	67,643	40,570	17,753	11,432
Units issued	35,099	95,939	38,989	30,188	17,617
Units redeemed	(31,166)	(53,445)	(11,916)	(7,371)	(11,296)

Units, end of period	114,070	110,137	67,643	40,570	17,753

Unit value, end of period $	54.36	46.29	49.89	39.29	26.44
Assets, end of period $	6,200,875	5,098,291	3,374,937	1,593,765	469,300
Investment income ratio*	0.33%	0.00%	0.20%	0.07%	0.00%
Total return, lowest to highest**	8.43% to 17.43%	(7.22%)	27.00%	29.61% to 50.68%	(42.03%) to (33.95%)

	Sub-Account
	Fundamental All Cap Core Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (m)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (aa)
Units, beginning of period	580,415	609,508	532,399	443,600	25,873
Units issued	73,078	105,381	142,888	152,153	455,450
Units redeemed	(88,476)	(134,474)	(65,779)	(63,354)	(37,723)

Units, end of period	565,017	580,415	609,508	532,399	443,600

Unit value, end of period $	14.52	11.74	11.98	10.02	7.81
Assets, end of period $	8,202,277	6,813,735	7,303,047	5,336,237	3,463,956
Investment income ratio*	0.82%	1.08%	1.31%	1.52%	1.51%
Total return, lowest to highest**	15.03% to 23.67%	(2.02%)	19.55%	26.61% to 31.86%	(43.12%) to (28.05%)

(m)	Renamed on June 27, 2011. Previously known as Optimized All Cap Trust.
(aa)	Renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.

101

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Fundamental All Cap Core Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (m)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (aa)
Units, beginning of period	38,620	40,105	34,577	32,870	32,836
Units issued	884	49,830	13,754	12,093	9,367
Units redeemed	(7,067)	(51,315)	(8,226)	(10,386)	(9,333)

Units, end of period	32,437	38,620	40,105	34,577	32,870

Unit value, end of period $	24.46	19.80	20.22	16.91	13.19
Assets, end of period $	793,386	764,761	811,038	584,890	433,461
Investment income ratio*	0.76%	0.93%	1.26%	1.42%	0.88%
Total return, lowest to highest**	23.52%	(2.08%)	19.55%	28.27%	(43.18%)

(m) Renamed on June 27, 2011. Previously known as Optimized All Cap Trust. (aa) Renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.

	Sub-Account
	Fundamental Holdings Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (v)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (d)
Units, beginning of period	223,186	135,765	31,378	—
Units issued	70,916	102,459	110,364	36,372
Units redeemed	(17,876)	(15,038)	(5,977)	(4,994)

Units, end of period	276,226	223,186	135,765	31,378

Unit value, end of period $	14.66	13.02	13.15	11.92
Assets, end of period $	4,050,037	2,905,041	1,785,981	374,032
Investment income ratio*	1.96%	1.88%	2.76%	4.60%
Total return, lowest to highest**	7.22% to 12.65%	(1.05%)	10.36%	18.47% to 19.20%

(v)	Renamed on October 31, 2011. Previously known as American Fundamental Holdings Trust Series 1.
(d)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

102

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Fundamental Large Cap Value Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (u)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ab)
Units, beginning of period	33,523	25,427	20,267	11,689	7,128
Units issued	147,547	12,777	7,657	10,482	8,330
Units redeemed	(47,148)	(4,681)	(2,497)	(1,904)	(3,769)

Units, end of period	133,922	33,523	25,427	20,267	11,689

Unit value, end of period $	13.62	10.94	10.74	9.46	7.60
Assets, end of period $	1,823,857	366,755	272,999	191,702	88,785
Investment income ratio*	1.64%	1.22%	2.23%	2.37%	3.21%
Total return, lowest to highest**	16.71% to 24.48%	1.90%	13.51%	22.60% to 28.80%	(41.15%) to (27.37%)

(u) Renamed on June 27, 2011. Previously known as Optimized Value Trust. (ab) Renamed on April 28, 2008. Previously known as Quantitative Value Trust.

	Sub-Account
	Fundamental Large Cap Value Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (u)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ab)
Units, beginning of period	15,546	20,605	47,329	19,282	25,026
Units issued	46,115	534	2,297	31,578	2,174
Units redeemed	(13,884)	(5,593)	(29,021)	(3,531)	(7,918)

Units, end of period	47,777	15,546	20,605	47,329	19,282

Unit value, end of period $	19.36	15.56	15.29	13.47	10.82
Assets, end of period $	925,137	241,940	315,178	637,435	208,655
Investment income ratio*	1.95%	0.92%	1.63%	2.29%	2.19%
Total return, lowest to highest**	24.43%	1.75%	13.57%	24.47%	(41.20%)

(u)	Renamed on June 27, 2011. Previously known as Optimized Value Trust.
(ab)	Renamed on April 28, 2008. Previously known as Quantitative Value Trust.

103

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Fundamental Value Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	768,110	683,706	657,031	521,433	217,370
Units issued	110,555	229,019	116,064	263,000	335,263
Units redeemed	(107,057)	(144,615)	(89,389)	(127,402)	(31,200)

Units, end of period	771,608	768,110	683,706	657,031	521,433

Unit value, end of period $	13.06	11.52	11.96	10.57	8.02
Assets, end of period $	10,077,037	8,845,886	8,179,935	6,944,210	4,180,215
Investment income ratio*	1.02%	0.90%	1.24%	1.07%	1.33%
Total return, lowest to highest**	6.37% to 13.40%	(3.74%)	13.20%	24.46% to 38.50%	(39.27%) to (27.52%)

	Sub-Account
	Fundamental Value Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,792,601	1,980,954	2,292,817	2,614,431	839,619
Units issued	32,168	41,748	51,837	147,278	1,944,160
Units redeemed	(284,883)	(230,101)	(363,700)	(468,892)	(169,348)

Units, end of period	1,539,886	1,792,601	1,980,954	2,292,817	2,614,431

Unit value, end of period $	18.25	16.10	16.73	14.79	11.23
Assets, end of period $	28,109,770	28,861,080	33,146,677	33,921,686	29,351,918
Investment income ratio*	0.89%	0.80%	1.10%	0.93%	2.04%
Total return, lowest to highest**	13.38%	(3.78%)	13.10%	31.78%	(39.32%)

104

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Global Bond Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	685,131	526,082	375,186	246,235	101,209
Units issued	223,811	317,260	221,715	208,461	214,587
Units redeemed	(203,068)	(158,211)	(70,819)	(79,510)	(69,561)

Units, end of period	705,874	685,131	526,082	375,186	246,235

Unit value, end of period $	31.84	29.72	27.24	24.68	21.38
Assets, end of period $	22,476,220	20,360,771	14,332,298	9,258,209	5,264,809
Investment income ratio*	6.92%	7.13%	4.05%	12.11%	0.45%
Total return, lowest to highest**	4.53% to 7.15%	9.08%	10.40%	13.91% to 15.41%	(10.44%) to (1.77%)

	Sub-Account
	Global Bond Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	252,586	285,417	322,510	353,326	378,221
Units issued	28,789	40,000	50,441	47,286	169,048
Units redeemed	(41,637)	(72,831)	(87,534)	(78,102)	(193,943)

Units, end of period	239,738	252,586	285,417	322,510	353,326

Unit value, end of period $	31.74	29.65	27.18	24.64	21.36
Assets, end of period $	7,608,269	7,489,622	7,758,500	7,947,891	7,545,805
Investment income ratio*	6.89%	6.22%	3.42%	12.46%	0.66%
Total return, lowest to highest**	7.03%	9.08%	10.30%	15.39%	(4.48%)

105

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Global Diversification Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (w)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (d)
Units, beginning of period	548,367	344,764	52,936	—
Units issued	245,665	337,391	360,304	239,096
Units redeemed	(43,848)	(133,788)	(68,476)	(186,160)

Units, end of period	750,184	548,367	344,764	52,936

Unit value, end of period $	15.36	13.26	14.18	12.59
Assets, end of period $	11,520,829	7,269,816	4,887,651	666,617
Investment income ratio*	2.11%	2.15%	3.34%	0.90%
Total return, lowest to highest**	9.32% to 15.84%	(6.49%)	12.57%	23.51% to 25.94%

(w) Renamed on October 31, 2011. Previously known as American Global Diversification Trust Series 1. (d) Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	Global Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	301,859	262,855	232,154	169,750	126,882
Units issued	47,586	85,969	58,151	140,435	121,812
Units redeemed	(48,422)	(46,965)	(27,450)	(78,031)	(78,944)

Units, end of period	301,023	301,859	262,855	232,154	169,750

Unit value, end of period $	13.51	11.09	11.79	10.94	8.32
Assets, end of period $	4,067,091	3,347,937	3,099,757	2,539,033	1,412,211
Investment income ratio*	2.30%	2.18%	1.80%	1.86%	2.39%
Total return, lowest to highest**	18.78% to 21.82%	(5.96%)	7.82%	25.95% to 34.80%	(39.49%) to (23.39%)

106

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Global Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	349,537	371,750	428,601	509,405	580,663
Units issued	8,057	15,286	18,009	26,736	21,813
Units redeemed	(119,373)	(37,499)	(74,860)	(107,540)	(93,071)

Units, end of period	238,221	349,537	371,750	428,601	509,405

Unit value, end of period $	24.99	20.53	21.84	20.27	15.43
Assets, end of period $	5,955,195	7,176,763	8,119,788	8,687,246	7,859,543
Investment income ratio*	2.13%	2.03%	1.51%	1.64%	1.89%
Total return, lowest to highest**	21.74%	(6.00%)	7.76%	31.36%	(39.55%)

	Sub-Account
	Health Sciences Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	310,642	253,599	207,051	188,453	96,833
Units issued	163,175	141,140	113,103	124,348	135,216
Units redeemed	(121,035)	(84,097)	(66,555)	(105,750)	(43,596)

Units, end of period	352,782	310,642	253,599	207,051	188,453

Unit value, end of period $	26.99	20.45	18.48	15.96	12.11
Assets, end of period $	9,519,855	6,353,770	4,687,298	3,304,423	2,281,170
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	12.19% to 31.93%	10.66%	15.81%	29.89% to 34.30%	(29.86%) to (21.80%)

107

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Health Sciences Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	209,351	192,844	297,616	334,940	366,728
Units issued	86,611	140,060	41,742	287,026	429,784
Units redeemed	(76,033)	(123,553)	(146,514)	(324,350)	(461,572)

Units, end of period	219,929	209,351	192,844	297,616	334,940

Unit value, end of period $	34.67	26.28	23.76	20.54	15.58
Assets, end of period $	7,624,905	5,500,622	4,582,678	6,112,890	5,219,205
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	31.95%	10.57%	15.70%	31.81%	(29.90%)

	Sub-Account
	High Yield Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	752,194	594,950	377,891	174,952	73,752
Units issued	472,975	448,320	598,494	424,203	134,571
Units redeemed	(231,730)	(291,076)	(381,435)	(221,264)	(33,371)

Units, end of period	993,439	752,194	594,950	377,891	174,952

Unit value, end of period $	19.45	16.33	16.15	14.20	9.19
Assets, end of period $	19,317,690	12,285,110	9,607,893	5,365,173	1,607,698
Investment income ratio*	8.73%	9.04%	55.57%	15.77%	11.18%
Total return, lowest to highest**	9.73% to 19.07%	1.14%	13.75%	31.02% to 54.51%	(29.78%) to (24.36%)

108

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	High Yield Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	504,287	589,487	527,616	637,343	608,635
Units issued	77,926	73,417	260,290	79,853	135,737
Units redeemed	(89,713)	(158,617)	(198,419)	(189,580)	(107,029)

Units, end of period	492,500	504,287	589,487	527,616	637,343

Unit value, end of period $	29.46	24.76	24.54	21.57	13.96
Assets, end of period $	14,511,021	12,486,511	14,466,302	11,379,527	8,896,592
Investment income ratio*	8.05%	8.29%	46.27%	11.48%	10.10%
Total return, lowest to highest**	18.99%	0.89%	13.78%	54.51%	(29.52%)

	Sub-Account
	International Core Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	447,630	412,641	355,255	290,137	165,333
Units issued	116,065	106,361	115,012	121,727	156,585
Units redeemed	(150,321)	(71,372)	(57,626)	(56,609)	(31,781)

Units, end of period	413,374	447,630	412,641	355,255	290,137

Unit value, end of period $	13.77	11.96	13.22	12.05	10.16
Assets, end of period $	5,691,328	5,351,892	5,454,795	4,282,316	2,948,335
Investment income ratio*	3.14%	2.57%	2.16%	2.48%	6.58%
Total return, lowest to highest**	15.16% to 16.10%	(9.55%)	9.67%	18.62% to 22.55%	(38.58%) to (22.22%)

109

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Core Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	836,656	949,361	1,030,714	1,179,956	1,267,527
Units issued	28,680	27,244	34,465	44,296	57,825
Units redeemed	(126,046)	(139,949)	(115,818)	(193,538)	(145,396)

Units, end of period	739,290	836,656	949,361	1,030,714	1,179,956

Unit value, end of period $	18.71	16.27	17.99	16.42	13.84
Assets, end of period $	13,837,114	13,610,722	17,079,150	16,921,930	16,328,396
Investment income ratio*	2.85%	2.29%	1.89%	2.41%	5.21%
Total return, lowest to highest**	15.05%	(9.58%)	9.58%	18.64%	(38.62%)

	Sub-Account
	International Equity Index Trust A Series 0
	Year Ended Dec. 31/12 (z)	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (bb)
Units, beginning of period	470,884	420,863	—
Units issued	118,838	351,538	544,939
Units redeemed	(589,722)	(301,517)	(124,076)

Units, end of period	—	470,884	420,863

Unit value, end of period $	10.54	9.50	11.08
Assets, end of period $	—	4,474,343	4,661,679
Investment income ratio*	3.62%	3.35%	2.41%
Total return, lowest to highest**	8.74% to 10.94%	(14.21%)	10.76%

(z)	Terminated as an investment option and funds transferred to International Equity Index Trust B on November 5, 2012.
(bb)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

110

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Equity Index Trust A Series 1
	Year Ended Dec. 31/12 (z)	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	723,127	751,112	383,506	432,901	401,232
Units issued	30,413	41,006	598,641	73,467	173,638
Units redeemed	(753,540)	(68,991)	(231,035)	(122,862)	(141,969)

Units, end of period	—	723,127	751,112	383,506	432,901

Unit value, end of period $	20.15	18.18	21.19	19.11	13.87
Assets, end of period $	—	13,143,399	15,918,574	7,331,369	6,003,063
Investment income ratio*	3.22%	3.17%	2.53%	12.86%	2.15%
Total return, lowest to highest**	10.89%	(14.24%)	10.87%	37.85%	(44.54%)

(z) Terminated as an investment option and funds transferred to International Equity Index Trust B on November 5, 2012.

	Sub-Account
	International Equity Index Trust B Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	437,840	355,711	277,336	185,564	115,068
Units issued	278,031	134,781	127,757	150,828	115,371
Units redeemed	(80,242)	(52,652)	(49,382)	(59,056)	(44,875)

Units, end of period	635,629	437,840	355,711	277,336	185,564

Unit value, end of period $	41.55	35.28	41.02	36.81	26.52
Assets, end of period $	26,411,155	15,448,863	14,592,460	10,209,621	4,921,514
Investment income ratio*	1.60%	3.78%	2.87%	4.64%	3.18%
Total return, lowest to highest**	15.48% to 17.76%	(13.99%)	11.43%	27.56% to 43.56%	(44.38%) to (27.72%)

111

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

Sub-Account
International Equity Index Trust B Series 1
Year Ended Dec. 31/12 (x)
Units, beginning of period	—
Units issued	1,360,034
Units redeemed	(56,496)

Units, end of period	1,303,538

Unit value, end of period $	10.60
Assets, end of period $	13,819,585
Investment income ratio*	7.00%
Total return, lowest to highest**	6.02%

(x) Reflects the period from commencement of operations on November 5, 2012 through December 31, 2012.

Sub-Account
International Growth Stock Trust Series 0
Year Ended Dec. 31/12 (j)
Units, beginning of period	—
Units issued	598,735
Units redeemed	(17,142)

Units, end of period	581,593

Unit value, end of period $	10.41
Assets, end of period $	6,055,329
Investment income ratio*	4.25%
Total return, lowest to highest**	4.12%

(j)	Reflects the period from commencement of operations on November 5, 2012 through December 31, 2012.

112

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

Sub-Account
International Growth Stock Trust Series 1
Year Ended Dec. 31/12 (j)
Units, beginning of period	—
Units issued	236,729
Units redeemed	(35,561)

Units, end of period	201,168

Unit value, end of period $	10.41
Assets, end of period $	2,093,656
Investment income ratio*	4.09%
Total return, lowest to highest**	4.08%

(j) Reflects the period from commencement of operations on November 5, 2012 through December 31, 2012.

	Sub-Account
	International Opportunities Trust Series 0
	Year Ended Dec. 31/12 (be)	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	423,528	369,669	299,029	205,601	123,540
Units issued	135,928	157,891	155,378	181,390	137,348
Units redeemed	(559,456)	(104,032)	(84,738)	(87,962)	(55,287)

Units, end of period	—	423,528	369,669	299,029	205,601

Unit value, end of period $	13.05	12.05	14.33	12.59	9.16
Assets, end of period $	—	5,101,910	5,295,682	3,766,046	1,883,257
Investment income ratio*	2.43%	0.83%	1.67%	1.28%	1.61%
Total return, lowest to highest**	2.65% to 8.32%	(15.91%)	13.75%	21.08% to 41.09%	(50.51%) to (34.21%)

(be)	Terminated as an investment option and funds transferred to International Growth Stock Trust on November 5, 2012.

113

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Opportunities Trust Series 1
	Year Ended Dec. 31/12 (be)	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	145,067	219,210	259,264	185,087	289,267
Units issued	30,867	16,068	177,794	192,237	371,715
Units redeemed	(175,934)	(90,211)	(217,848)	(118,060)	(475,895)

Units, end of period	—	145,067	219,210	259,264	185,087

Unit value, end of period $	16.24	15.00	17.84	15.71	11.42
Assets, end of period $	—	2,176,118	3,910,999	4,072,466	2,113,584
Investment income ratio*	2.49%	0.68%	1.34%	1.16%	1.15%
Total return, lowest to highest**	8.28%	(15.92%)	13.58%	37.55%	(50.56%)

(be) Terminated as an investment option and funds transferred to International Growth Stock Trust on November 5, 2012.

	Sub-Account
	International Small Company Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ag)
Units, beginning of period	555,687	443,784	450,469	—
Units issued	171,205	254,383	169,761	464,129
Units redeemed	(128,032)	(142,480)	(176,446)	(13,660)

Units, end of period	598,860	555,687	443,784	450,469

Unit value, end of period $	12.06	10.12	12.07	9.84
Assets, end of period $	7,223,072	5,621,015	5,355,455	4,433,086
Investment income ratio*	1.42%	1.78%	2.89%	0.79%
Total return, lowest to highest**	12.82% to 19.23%	(16.18%)	22.62%	(1.59%)

(ag)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

114

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Small Company Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ag)
Units, beginning of period	581,782	659,909	942,338	—
Units issued	78,047	35,698	41,452	962,899
Units redeemed	(131,098)	(113,825)	(323,881)	(20,561)

Units, end of period	528,731	581,782	659,909	942,338

Unit value, end of period $	12.04	10.10	12.06	9.83
Assets, end of period $	6,367,247	5,878,255	7,959,249	9,263,025
Investment income ratio*	1.43%	1.60%	2.55%	0.79%
Total return, lowest to highest**	19.20%	(16.23%)	22.70%	(1.70%)

(ag) Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

	Sub-Account
	International Value Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	960,965	854,373	519,945	442,372	259,863
Units issued	210,398	222,195	413,923	197,188	281,212
Units redeemed	(129,294)	(115,603)	(79,495)	(119,615)	(98,703)

Units, end of period	1,042,069	960,965	854,373	519,945	442,372

Unit value, end of period $	13.98	11.71	13.43	12.43	9.15
Assets, end of period $	14,565,955	11,253,977	11,473,265	6,464,991	4,046,318
Investment income ratio*	2.90%	2.69%	2.45%	2.52%	4.45%
Total return, lowest to highest**	19.36% to 19.59%	(12.80%)	8.00%	26.96% to 39.98%	(42.64%) to (26.82%)

115

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Value Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	798,598	916,182	1,045,893	1,356,901	1,564,989
Units issued	22,765	35,244	67,207	48,846	40,606
Units redeemed	(139,179)	(152,828)	(196,918)	(359,854)	(248,694)

Units, end of period	682,184	798,598	916,182	1,045,893	1,356,901

Unit value, end of period $	21.70	18.18	20.86	19.32	14.23
Assets, end of period $	14,799,133	14,512,583	19,105,464	20,198,265	19,301,098
Investment income ratio*	2.68%	2.36%	1.95%	2.07%	3.45%
Total return, lowest to highest**	19.38%	(12.85%)	7.98%	35.77%	(42.66%)

	Sub-Account
	Investment Quality Bond Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	438,083	384,286	315,676	184,975	80,225
Units issued	195,414	124,820	186,751	218,176	160,301
Units redeemed	(176,689)	(71,023)	(118,141)	(87,475)	(55,551)

Units, end of period	456,808	438,083	384,286	315,676	184,975

Unit value, end of period $	15.43	14.33	13.26	12.33	10.97
Assets, end of period $	7,048,747	6,278,621	5,097,118	3,893,677	2,029,254
Investment income ratio*	2.26%	4.60%	5.66%	5.48%	8.35%
Total return, lowest to highest**	4.09% to 7.66%	8.06%	7.54%	9.70% to 12.43%	(3.10%) to 0.35%

116

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Investment Quality Bond Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	507,257	573,441	667,800	730,818	835,318
Units issued	66,811	21,292	81,173	36,042	29,684
Units redeemed	(124,906)	(87,476)	(175,532)	(99,060)	(134,184)

Units, end of period	449,162	507,257	573,441	667,800	730,818

Unit value, end of period $	32.74	30.43	28.16	26.20	23.30
Assets, end of period $	14,702,335	15,433,505	16,144,443	17,497,145	17,028,718
Investment income ratio*	1.93%	4.04%	5.00%	4.92%	6.47%
Total return, lowest to highest**	7.59%	8.07%	7.45%	12.45%	(1.67%)

	Sub-Account
	Large Cap Growth Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (av)	Year Ended Dec. 31/08
Units, beginning of period	150,868	90,544	60,107	35,483	24,122
Units issued	89,381	101,116	49,616	45,583	36,821
Units redeemed	(35,886)	(40,792)	(19,179)	(20,959)	(25,460)

Units, end of period	204,363	150,868	90,544	60,107	35,483

Unit value, end of period $	33.46	28.04	28.27	22.97	16.72
Assets, end of period $	6,838,084	4,230,941	2,559,723	1,380,753	593,204
Investment income ratio*	0.05%	0.00%	0.36%	0.65%	0.02%
Total return, lowest to highest**	7.49% to 19.31%	(0.80%)	23.06%	24.69% to 41.05%	(48.97%) to (29.61%)

(av) Renamed on November 16, 2009. Previously known as Turner Core Growth Trust.

117

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Large Cap Trust Series 0
	Year Ended Dec. 31/12 (h)	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	289,187	221,633	148,296	119,357	74,283
Units issued	175,297	272,249	94,687	139,797	61,227
Units redeemed	(464,484)	(204,695)	(21,350)	(110,858)	(16,153)

Units, end of period	—	289,187	221,633	148,296	119,357

Unit value, end of period $	13.04	11.45	11.69	10.27	7.84
Assets, end of period $	—	3,311,937	2,590,389	1,522,435	935,239
Investment income ratio*	1.85%	1.47%	1.32%	1.99%	1.95%
Total return, lowest to highest**	13.84%	(2.02%)	13.84%	26.52% to 35.15%	(39.55%) to (28.84%)

(h) Terminated as an investment option and funds transferred to U.S. Equity Trust on April 30, 2012.

	Sub-Account
	Large Cap Trust Series 1
	Year Ended Dec. 31/12 (h)	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	890,680	1,007,180	1,099,700	1,257,230	1,351,236
Units issued	3,606	50,502	49,033	78,269	29,850
Units redeemed	(894,286)	(167,002)	(141,553)	(235,799)	(123,856)

Units, end of period	—	890,680	1,007,180	1,099,700	1,257,230

Unit value, end of period $	16.25	14.27	14.58	12.81	9.79
Assets, end of period $	—	12,713,704	14,679,411	14,091,141	12,311,939
Investment income ratio*	1.58%	1.33%	1.07%	1.95%	1.42%
Total return, lowest to highest**	13.83%	(2.06%)	13.75%	30.85%	(39.52%)

(h)	Terminated as an investment option and funds transferred to U.S. Equity Trust on April 30, 2012.

118

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Aggressive Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	7,781,980	5,488,258	4,770,594	3,513,566	1,878,078
Units issued	1,833,985	2,874,073	1,404,755	1,940,204	2,218,963
Units redeemed	(783,464)	(580,351)	(687,091)	(683,176)	(583,475)

Units, end of period	8,832,501	7,781,980	5,488,258	4,770,594	3,513,566

Unit value, end of period $	14.51	12.43	13.29	11.41	8.41
Assets, end of period $	128,138,277	96,769,034	72,955,593	54,435,579	29,546,692
Investment income ratio*	1.58%	2.13%	2.16%	1.30%	2.63%
Total return, lowest to highest**	9.51% to 16.67%	(6.46%)	16.50%	26.59% to 40.08%	(42.00%) to (28.35%)

	Sub-Account
	Lifestyle Aggressive Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	744,962	817,388	938,838	1,095,292	1,045,746
Units issued	27,462	53,093	36,362	137,449	165,571
Units redeemed	(157,898)	(125,519)	(157,812)	(293,903)	(116,025)

Units, end of period	614,526	744,962	817,388	938,838	1,095,292

Unit value, end of period $	24.25	20.79	22.24	19.10	14.08
Assets, end of period $	14,900,506	15,489,973	18,178,383	17,930,628	15,423,262
Investment income ratio*	1.34%	1.67%	1.90%	0.97%	1.89%
Total return, lowest to highest**	16.61%	(6.51%)	16.45%	35.62%	(41.99%)

119

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Balanced Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	15,494,848	13,169,663	10,444,013	7,388,432	3,616,870
Units issued	3,979,331	3,565,463	4,042,323	4,136,998	4,240,191
Units redeemed	(1,083,764)	(1,240,278)	(1,316,673)	(1,081,417)	(468,629)

Units, end of period	18,390,415	15,494,848	13,169,663	10,444,013	7,388,432

Unit value, end of period $	14.93	13.34	13.25	11.85	9.06
Assets, end of period $	274,505,393	206,692,073	174,502,129	123,807,369	66,910,374
Investment income ratio*	2.56%	3.73%	3.20%	5.22%	4.71%
Total return, lowest to highest**	6.76% to 11.90%	0.67%	11.78%	21.41% to 31.35%	(31.33%) to (21.25%)

	Sub-Account
	Lifestyle Balanced Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	2,367,878	2,569,644	2,706,170	2,926,535	2,881,154
Units issued	104,726	124,353	287,179	311,933	262,253
Units redeemed	(448,480)	(326,119)	(423,705)	(532,298)	(216,872)

Units, end of period	2,024,124	2,367,878	2,569,644	2,706,170	2,926,535

Unit value, end of period $	30.05	26.86	26.70	23.89	18.27
Assets, end of period $	60,830,441	63,612,529	68,605,402	64,656,349	53,476,454
Investment income ratio*	2.18%	3.26%	2.77%	4.39%	3.34%
Total return, lowest to highest**	11.87%	0.62%	11.74%	30.75%	(31.30%)

120

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Conservative Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,582,440	1,410,659	1,106,731	590,238	200,767
Units issued	592,251	518,944	667,719	691,005	441,003
Units redeemed	(309,550)	(347,163)	(363,791)	(174,512)	(51,532)

Units, end of period	1,865,141	1,582,440	1,410,659	1,106,731	590,238

Unit value, end of period $	15.02	13.84	13.27	12.15	9.99
Assets, end of period $	28,021,387	21,900,746	18,723,583	13,445,432	5,895,568
Investment income ratio*	3.26%	4.66%	3.07%	7.08%	6.69%
Total return, lowest to highest**	4.72% to 8.55%	4.27%	9.25%	15.08% to 21.63%	(16.40%) to (10.74%)

	Sub-Account
	Lifestyle Conservative Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	213,717	255,747	242,898	353,487	305,309
Units issued	121,076	55,467	102,956	90,967	111,077
Units redeemed	(111,296)	(97,497)	(90,107)	(201,556)	(62,899)

Units, end of period	223,497	213,717	255,747	242,898	353,487

Unit value, end of period $	32.15	29.63	28.42	26.05	21.40
Assets, end of period $	7,185,696	6,332,060	7,269,913	6,327,445	7,565,598
Investment income ratio*	3.03%	4.47%	2.80%	4.64%	4.71%
Total return, lowest to highest**	8.52%	4.23%	9.12%	21.71%	(15.57%)

121

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Growth Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	23,850,938	21,196,960	18,176,732	14,810,060	8,400,013
Units issued	4,247,388	4,530,186	4,731,019	4,774,354	6,929,059
Units redeemed	(1,697,775)	(1,876,208)	(1,710,791)	(1,407,682)	(519,012)

Units, end of period	26,400,551	23,850,938	21,196,960	18,176,732	14,810,060

Unit value, end of period $	14.76	12.96	13.16	11.64	8.73
Assets, end of period $	389,618,791	309,010,166	278,953,124	211,587,068	129,311,195
Investment income ratio*	2.03%	2.98%	2.72%	3.81%	3.44%
Total return, lowest to highest**	7.98% to 13.91%	(1.55%)	13.04%	23.39% to 35.36%	(36.54%) to (24.41%)

	Sub-Account
	Lifestyle Growth Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	3,507,026	3,839,288	4,101,646	4,339,925	4,344,121
Units issued	82,157	346,932	368,891	301,296	383,567
Units redeemed	(364,193)	(679,194)	(631,249)	(539,575)	(387,763)

Units, end of period	3,224,990	3,507,026	3,839,288	4,101,646	4,339,925

Unit value, end of period $	27.57	24.21	24.60	21.77	16.33
Assets, end of period $	88,889,365	84,890,569	94,446,831	89,280,928	70,870,986
Investment income ratio*	1.82%	2.70%	2.37%	3.36%	2.59%
Total return, lowest to highest**	13.87%	(1.60%)	13.02%	33.30%	(36.60%)

122

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Moderate Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	3,199,177	2,706,077	2,057,082	1,272,272	452,621
Units issued	939,636	860,582	1,042,419	996,802	1,002,161
Units redeemed	(398,182)	(367,482)	(393,424)	(211,992)	(182,510)

Units, end of period	3,740,631	3,199,177	2,706,077	2,057,082	1,272,272

Unit value, end of period $	14.92	13.48	13.17	11.90	9.35
Assets, end of period $	55,826,164	43,126,054	35,632,464	24,470,508	11,899,730
Investment income ratio*	2.75%	4.06%	2.99%	5.89%	6.57%
Total return, lowest to highest**	5.97% to 10.70%	2.38%	10.69%	19.31% to 27.32%	(24.16%) to (16.44%)

	Sub-Account
	Lifestyle Moderate Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	504,920	558,148	596,342	503,996	557,212
Units issued	108,479	69,611	63,551	199,046	63,831
Units redeemed	(74,225)	(122,839)	(101,745)	(106,700)	(117,047)

Units, end of period	539,174	504,920	558,148	596,342	503,996

Unit value, end of period $	31.04	28.05	27.41	24.80	19.48
Assets, end of period $	16,737,908	14,163,927	15,300,796	14,787,406	9,820,583
Investment income ratio*	2.53%	3.39%	2.69%	5.03%	3.94%
Total return, lowest to highest**	10.67%	2.33%	10.55%	27.25%	(24.23%)

123

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Mid Cap Index Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	674,032	619,096	469,613	336,018	208,382
Units issued	209,125	193,042	272,620	187,893	173,965
Units redeemed	(99,214)	(138,106)	(123,137)	(54,298)	(46,329)

Units, end of period	783,943	674,032	619,096	469,613	336,018

Unit value, end of period $	18.95	16.13	16.48	13.07	9.56
Assets, end of period $	14,858,858	10,868,853	10,201,755	6,138,614	3,212,295
Investment income ratio*	1.61%	0.76%	1.23%	1.25%	1.17%
Total return, lowest to highest**	8.00% to 17.54%	(2.14%)	26.06%	29.11% to 42.62%	(36.99%) to (29.45%)

	Sub-Account
	Mid Cap Index Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	462,594	534,713	524,106	596,880	554,751
Units issued	24,948	87,910	205,040	54,640	237,287
Units redeemed	(75,499)	(160,029)	(194,433)	(127,414)	(195,158)

Units, end of period	412,043	462,594	534,713	524,106	596,880

Unit value, end of period $	28.93	24.63	25.19	20.00	14.62
Assets, end of period $	11,920,852	11,391,851	13,471,198	10,480,930	8,727,626
Investment income ratio*	1.42%	0.65%	1.10%	1.04%	0.96%
Total return, lowest to highest**	17.48%	(2.25%)	25.98%	36.76%	(36.41%)

124

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Mid Cap Stock Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	243,858	204,617	176,129	155,683	75,526
Units issued	71,144	84,936	59,109	97,837	98,969
Units redeemed	(55,225)	(45,695)	(30,621)	(77,391)	(18,812)

Units, end of period	259,777	243,858	204,617	176,129	155,683

Unit value, end of period $	49.83	40.73	44.84	36.43	27.71
Assets, end of period $	12,945,356	9,932,788	9,174,985	6,417,141	4,314,429
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	8.31% to 22.34%	(9.16%)	23.07%	29.99% to 34.85%	(43.75%) to (29.90%)

	Sub-Account
	Mid Cap Stock Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	830,931	964,493	1,080,719	1,414,125	1,205,358
Units issued	31,554	24,244	66,300	42,716	541,458
Units redeemed	(137,117)	(157,806)	(182,526)	(376,122)	(332,691)

Units, end of period	725,368	830,931	964,493	1,080,719	1,414,125

Unit value, end of period $	22.92	18.75	20.65	16.78	12.77
Assets, end of period $	16,622,221	15,580,422	19,917,386	18,132,142	18,063,397
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	22.21%	(9.20%)	23.08%	31.35%	(43.76%)

125

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Mid Value Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	424,402	385,329	330,037	103,100	37,058
Units issued	141,815	82,828	101,003	294,324	77,359
Units redeemed	(120,375)	(43,755)	(45,711)	(67,387)	(11,317)

Units, end of period	445,842	424,402	385,329	330,037	103,100

Unit value, end of period $	27.42	22.94	24.10	20.74	14.18
Assets, end of period $	12,226,168	9,735,460	9,285,003	6,846,115	1,462,138
Investment income ratio*	0.91%	0.81%	2.33%	0.76%	1.44%
Total return, lowest to highest**	12.75% to 19.54%	(4.80%)	16.16%	32.28% to 49.15%	(34.67%) to (26.96%)

	Sub-Account
	Mid Value Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (a)
Units, beginning of period	711,966	733,286	842,390	—
Units issued	59,657	74,008	94,346	997,494
Units redeemed	(121,183)	(95,328)	(203,450)	(155,104)

Units, end of period	650,440	711,966	733,286	842,390

Unit value, end of period $	17.88	14.96	15.73	13.54
Assets, end of period $	11,629,276	10,649,213	11,536,235	11,409,177
Investment income ratio*	0.84%	0.72%	2.04%	0.44%
Total return, lowest to highest**	19.53%	(4.93%)	16.15%	35.44%

(a)	Fund available in prior year but no activity.

126

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Money Market Trust B Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	6,762,554	4,901,659	5,810,901	4,387,763	2,246,082
Units issued	10,368,439	11,710,045	7,331,480	8,613,327	8,254,087
Units redeemed	(10,908,051)	(9,849,150)	(8,240,722)	(7,190,189)	(6,112,406)

Units, end of period	6,222,942	6,762,554	4,901,659	5,810,901	4,387,763

Unit value, end of period $	17.37	17.36	17.35	17.34	17.26
Assets, end of period $	108,102,058	117,420,170	85,041,010	100,766,835	75,728,956
Investment income ratio*	0.04%	0.00%	0.05%	0.45%	1.95%
Total return, lowest to highest**	0.03%	0.08%	0.03%	0.20% to 0.47%	0.40% to 2.12%

	Sub-Account
	Money Market Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	2,304,995	2,550,108	3,295,893	3,775,913	3,377,195
Units issued	516,446	1,158,251	1,283,183	1,217,363	2,755,350
Units redeemed	(985,458)	(1,403,364)	(2,028,968)	(1,697,383)	(2,356,632)

Units, end of period	1,835,983	2,304,995	2,550,108	3,295,893	3,775,913

Unit value, end of period $	24.66	24.66	24.64	24.64	24.59
Assets, end of period $	45,255,272	56,817,674	62,816,401	81,193,542	92,838,321
Investment income ratio*	0.00%	0.00%	0.00%	0.21%	1.76%
Total return, lowest to highest**	0.01%	0.07%	0.00%	0.20%	1.76%

127

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Natural Resources Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,148,145	914,247	693,218	450,456	194,978
Units issued	319,280	565,193	404,145	423,684	368,460
Units redeemed	(221,729)	(331,295)	(183,116)	(180,922)	(112,982)

Units, end of period	1,245,696	1,148,145	914,247	693,218	450,456

Unit value, end of period $	16.97	16.87	21.16	18.36	11.53
Assets, end of period $	21,135,245	19,367,591	19,343,408	12,726,294	5,193,695
Investment income ratio*	0.88%	0.57%	0.80%	1.20%	0.88%
Total return, lowest to highest**	0.58% to 7.03%	(20.27%)	15.25%	28.14% to 59.35%	(57.17%) to (41.22%)

	Sub-Account
	Natural Resources Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	205,283	229,822	252,034	278,358	356,574
Units issued	37,937	53,932	62,695	115,272	111,950
Units redeemed	(52,852)	(78,471)	(84,907)	(141,596)	(190,166)

Units, end of period	190,368	205,283	229,822	252,034	278,358

Unit value, end of period $	40.18	39.97	50.15	43.52	27.34
Assets, end of period $	7,648,895	8,205,426	11,524,890	10,969,899	7,610,932
Investment income ratio*	0.77%	0.46%	0.64%	1.02%	0.56%
Total return, lowest to highest**	0.52%	(20.29%)	15.21%	59.19%	(51.61%)

128

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Real Estate Securities Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	173,245	158,810	109,220	74,792	46,414
Units issued	115,216	103,045	74,770	52,358	47,041
Units redeemed	(95,442)	(88,610)	(25,180)	(17,930)	(18,663)

Units, end of period	193,019	173,245	158,810	109,220	74,792

Unit value, end of period $	105.48	89.90	82.05	63.50	48.75
Assets, end of period $	20,360,448	15,575,141	13,029,715	6,935,886	3,646,139
Investment income ratio*	1.92%	1.58%	2.19%	3.94%	3.74%
Total return, lowest to highest**	4.78% to 17.33%	9.58%	29.20%	30.26% to 54.31%	(44.69%) to (36.94%)

	Sub-Account
	Real Estate Securities Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	247,762	268,262	306,059	352,386	397,641
Units issued	4,856	13,420	17,567	15,848	11,831
Units redeemed	(35,952)	(33,920)	(55,364)	(62,175)	(57,086)

Units, end of period	216,666	247,762	268,262	306,059	352,386

Unit value, end of period $	126.22	107.64	98.33	76.11	58.47
Assets, end of period $	27,346,103	26,668,398	26,378,553	23,294,468	20,603,590
Investment income ratio*	1.69%	1.46%	1.85%	3.44%	3.27%
Total return, lowest to highest**	17.26%	9.46%	29.20%	30.17%	(39.42%)

129

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Real Return Bond Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	656,821	481,665	344,224	253,630	54,762
Units issued	644,054	752,607	327,163	243,275	292,990
Units redeemed	(361,395)	(577,451)	(189,722)	(152,681)	(94,122)

Units, end of period	939,480	656,821	481,665	344,224	253,630

Unit value, end of period $	15.69	14.41	12.85	11.81	9.88
Assets, end of period $	14,742,932	9,468,581	6,191,370	4,066,454	2,506,551
Investment income ratio*	1.91%	4.31%	13.19%	8.94%	0.39%
Total return, lowest to highest**	4.13% to 8.86%	12.14%	8.82%	10.55% to 19.54%	(14.76%) to (11.30%)

	Sub-Account
	Real Return Bond Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	235,438	238,989	234,387	247,930	271,912
Units issued	36,101	88,980	60,930	57,314	135,316
Units redeemed	(62,196)	(92,531)	(56,328)	(70,857)	(159,298)

Units, end of period	209,343	235,438	238,989	234,387	247,930

Unit value, end of period $	22.80	20.95	18.70	17.18	14.38
Assets, end of period $	4,772,768	4,931,108	4,468,220	4,026,751	3,565,244
Investment income ratio*	1.73%	3.93%	11.75%	8.93%	0.60%
Total return, lowest to highest**	8.86%	12.02%	8.83%	19.47%	(11.28%)

130

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Science & Technology Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	326,275	295,284	225,851	140,196	104,902
Units issued	280,284	183,129	162,298	243,495	87,308
Units redeemed	(250,423)	(152,138)	(92,865)	(157,840)	(52,014)

Units, end of period	356,136	326,275	295,284	225,851	140,196

Unit value, end of period $	16.57	14.99	16.24	13.02	7.91
Assets, end of period $	5,899,586	4,889,707	4,795,416	2,941,591	1,109,529
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	1.76% to 10.54%	(7.72%)	24.69%	35.42% to 64.57%	(44.42%) to (29.01%)

	Sub-Account
	Science & Technology Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	697,563	876,304	977,502	937,299	1,251,546
Units issued	88,371	59,104	263,233	384,297	204,574
Units redeemed	(162,404)	(237,845)	(364,431)	(344,094)	(518,821)

Units, end of period	623,530	697,563	876,304	977,502	937,299

Unit value, end of period $	20.92	18.94	20.53	16.48	10.02
Assets, end of period $	13,043,463	13,211,665	17,990,824	16,104,706	9,388,296
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	10.45%	(7.75%)	24.61%	64.48%	(44.44%)

131

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Short Term Government Income Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (bb)
Units, beginning of period	868,280	687,145	—
Units issued	880,347	377,786	956,340
Units redeemed	(260,776)	(196,651)	(269,195)

Units, end of period	1,487,851	868,280	687,145

Unit value, end of period $	10.60	10.48	10.19
Assets, end of period $	15,774,711	9,098,268	7,002,646
Investment income ratio*	1.71%	2.76%	1.64%
Total return, lowest to highest**	0.55% to 1.18%	2.83%	1.91%

(bb) Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

	Sub-Account
	Short Term Government Income Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (bb)
Units, beginning of period	907,577	993,879	—
Units issued	198,933	143,758	1,118,158
Units redeemed	(241,712)	(230,060)	(124,279)

Units, end of period	864,798	907,577	993,879

Unit value, end of period $	10.59	10.47	10.19
Assets, end of period $	9,162,037	9,500,432	10,123,515
Investment income ratio*	1.59%	2.33%	1.47%
Total return, lowest to highest**	1.21%	2.77%	1.86%

(bb)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

132

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Growth Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	434,392	405,061	339,777	240,289	42,291
Units issued	74,434	141,146	113,561	189,053	220,279
Units redeemed	(89,046)	(111,815)	(48,277)	(89,565)	(22,281)

Units, end of period	419,780	434,392	405,061	339,777	240,289

Unit value, end of period $	21.12	18.13	19.45	15.92	11.84
Assets, end of period $	8,866,957	7,874,663	7,878,235	5,410,553	2,845,595
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	4.70% to 16.53%	(6.80%)	22.14%	33.17% to 40.36%	(39.54%) to (28.06%)

	Sub-Account
	Small Cap Growth Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ae)
Units, beginning of period	124,704	102,863	95,838	83,112	—
Units issued	20,075	100,992	125,759	36,274	84,149
Units redeemed	(43,038)	(79,151)	(118,734)	(23,548)	(1,037)

Units, end of period	101,741	124,704	102,863	95,838	83,112

Unit value, end of period $	17.83	15.31	16.43	13.46	10.00
Assets, end of period $	1,814,254	1,909,333	1,690,116	1,289,932	831,231
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	16.47%	(6.81%)	22.08%	34.57%	0.01%

(ae)	Reflects the period from commencement of operations on November 10, 2008 through December 31, 2008.

133

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Index Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	516,112	449,835	345,489	222,001	157,811
Units issued	171,704	121,757	168,675	166,756	120,420
Units redeemed	(89,168)	(55,480)	(64,329)	(43,268)	(56,230)

Units, end of period	598,648	516,112	449,835	345,489	222,001

Unit value, end of period $	17.87	15.40	16.10	12.74	10.05
Assets, end of period $	10,697,360	7,946,418	7,243,059	4,400,225	2,231,463
Investment income ratio*	2.18%	1.26%	0.61%	1.15%	1.51%
Total return, lowest to highest**	10.12% to 16.06%	(4.37%)	26.43%	26.70% to 35.11%	(33.70%) to (27.53%)

	Sub-Account
	Small Cap Index Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	360,109	396,692	423,525	450,091	480,963
Units issued	27,937	18,992	82,577	46,142	56,257
Units redeemed	(56,023)	(55,575)	(109,410)	(72,708)	(87,129)

Units, end of period	332,023	360,109	396,692	423,525	450,091

Unit value, end of period $	22.43	19.32	20.24	16.01	12.65
Assets, end of period $	7,448,560	6,958,383	8,026,598	6,781,759	5,690,789
Investment income ratio*	2.03%	1.13%	0.50%	0.84%	1.33%
Total return, lowest to highest**	16.09%	(4.50%)	26.36%	26.64%	(33.71%)

134

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Opportunities Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	251,611	253,801	140,869	85,254	37,769
Units issued	177,602	113,830	177,192	88,429	61,708
Units redeemed	(99,943)	(116,020)	(64,260)	(32,814)	(14,223)

Units, end of period	329,270	251,611	253,801	140,869	85,254

Unit value, end of period $	13.52	11.57	11.94	9.21	6.87
Assets, end of period $	4,453,039	2,911,386	3,031,332	1,297,069	585,730
Investment income ratio*	0.00%	0.10%	0.00%	0.00%	3.08%
Total return, lowest to highest**	10.99% to 16.88%	(3.13%)	29.71%	27.43% to 41.34%	(42.13%) to (30.64%)

	Sub-Account
	Small Cap Opportunities Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	263,146	320,440	288,749	316,192	340,366
Units issued	24,057	93,404	175,256	116,753	34,173
Units redeemed	(56,763)	(150,698)	(143,565)	(144,196)	(58,347)

Units, end of period	230,440	263,146	320,440	288,749	316,192

Unit value, end of period $	27.50	23.54	24.31	18.74	14.00
Assets, end of period $	6,336,997	6,193,327	7,788,189	5,412,188	4,427,273
Investment income ratio*	0.00%	0.09%	0.00%	0.00%	2.40%
Total return, lowest to highest**	16.84%	(3.16%)	29.67%	33.87%	(42.13%)

135

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Value Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	282,830	233,396	174,707	112,498	60,139
Units issued	78,222	113,440	93,313	102,922	71,380
Units redeemed	(71,429)	(64,006)	(34,624)	(40,713)	(19,021)

Units, end of period	289,623	282,830	233,396	174,707	112,498

Unit value, end of period $	48.39	41.79	41.32	32.75	25.43
Assets, end of period $	14,014,213	11,820,534	9,643,799	5,722,457	2,861,205
Investment income ratio*	0.95%	0.89%	0.46%	0.81%	1.55%
Total return, lowest to highest**	10.07% to 15.78%	1.15%	26.15%	28.08% to 36.59%	(27.51%) to (21.37%)

	Sub-Account
	Small Cap Value Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	200,744	178,176	223,113	372,081	58,614
Units issued	71,651	130,294	341,592	265,246	557,416
Units redeemed	(139,292)	(107,726)	(386,529)	(414,214)	(243,949)

Units, end of period	133,103	200,744	178,176	223,113	372,081

Unit value, end of period $	17.21	14.88	14.72	11.68	9.08
Assets, end of period $	2,290,835	2,986,486	2,623,375	2,605,053	3,377,013
Investment income ratio*	0.78%	0.87%	0.27%	0.68%	1.17%
Total return, lowest to highest**	15.70%	1.04%	26.10%	28.65%	(26.07%)

136

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Company Value Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	570,060	500,674	478,695	428,632	266,337
Units issued	123,994	123,134	117,625	177,293	241,808
Units redeemed	(67,254)	(53,748)	(95,646)	(127,230)	(79,513)

Units, end of period	626,800	570,060	500,674	478,695	428,632

Unit value, end of period $	17.30	14.86	15.00	12.36	9.67
Assets, end of period $	10,844,660	8,472,818	7,512,171	5,916,635	4,144,846
Investment income ratio*	0.26%	0.65%	1.46%	0.44%	0.86%
Total return, lowest to highest**	11.42% to 16.41%	(0.94%)	21.39%	27.82% to 35.35%	(29.59%) to (27.05%)

	Sub-Account
	Small Company Value Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	600,653	678,081	868,016	983,939	1,112,314
Units issued	19,811	28,975	63,583	163,114	261,080
Units redeemed	(108,627)	(106,403)	(253,518)	(279,037)	(389,455)

Units, end of period	511,837	600,653	678,081	868,016	983,939

Unit value, end of period $	26.02	22.37	22.58	18.61	14.57
Assets, end of period $	13,314,249	13,435,366	15,309,780	16,149,546	14,337,181
Investment income ratio*	0.25%	0.55%	1.30%	0.37%	0.71%
Total return, lowest to highest**	16.30%	(0.93%)	21.36%	27.69%	(27.05%)

137

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Smaller Company Growth Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ag)
Units, beginning of period	203,836	194,920	187,347	—
Units issued	47,239	63,161	39,430	189,370
Units redeemed	(56,190)	(54,245)	(31,857)	(2,023)

Units, end of period	194,885	203,836	194,920	187,347

Unit value, end of period $	14.23	12.24	13.16	10.52
Assets, end of period $	2,772,817	2,494,407	2,566,100	1,971,295
Investment income ratio*	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	7.90% to 16.27%	(7.04%)	25.12%	5.22%

(ag) Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

	Sub-Account
	Smaller Company Growth Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ag)
Units, beginning of period	2,113,506	2,394,995	2,733,015	—
Units issued	20,222	65,108	64,521	2,799,660
Units redeemed	(266,489)	(346,597)	(402,541)	(66,645)

Units, end of period	1,867,239	2,113,506	2,394,995	2,733,015

Unit value, end of period $	14.21	12.22	13.16	10.52
Assets, end of period $	26,524,212	25,832,249	31,512,030	28,757,207
Investment income ratio*	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	16.22%	(7.10%)	25.04%	5.22%

(ag)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

138

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Strategic Income Opportunities Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (bc)	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	775,118	620,672	280,305	186,605	109,219
Units issued	343,977	282,379	415,583	146,818	103,622
Units redeemed	(158,228)	(127,933)	(75,216)	(53,118)	(26,236)

Units, end of period	960,867	775,118	620,672	280,305	186,605

Unit value, end of period $	17.55	15.54	15.22	13.13	10.36
Assets, end of period $	16,860,444	12,041,909	9,445,639	3,680,414	1,932,692
Investment income ratio*	7.42%	11.65%	14.80%	7.58%	11.96%
Total return, lowest to highest**	7.30% to 12.94%	2.08%	15.91%	18.51% to 26.78%	(10.62%) to (8.05%)

(bc) Renamed on May 3, 2010. Previously known as Strategic Income Trust.

	Sub-Account
	Strategic Income Opportunities Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (bc)	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	563,223	589,341	108,396	95,595	81,469
Units issued	36,625	81,421	538,916	36,242	26,789
Units redeemed	(184,045)	(107,539)	(57,971)	(23,441)	(12,663)

Units, end of period	415,803	563,223	589,341	108,396	95,595

Unit value, end of period $	23.68	20.98	20.56	17.74	14.01
Assets, end of period $	9,844,840	11,816,132	12,118,772	1,923,528	1,339,349
Investment income ratio*	6.76%	10.79%	25.85%	6.80%	10.96%
Total return, lowest to highest**	12.86%	2.03%	15.89%	26.64%	(8.61%)

(bc) Renamed on May 3, 2010. Previously known as Strategic Income Trust.

139

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Total Bond Market Trust B Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	628,220	559,251	433,370	206,469	135,088
Units issued	128,892	131,374	255,534	307,241	181,899
Units redeemed	(73,238)	(62,405)	(129,653)	(80,340)	(110,518)

Units, end of period	683,874	628,220	559,251	433,370	206,469

Unit value, end of period $	22.83	21.94	20.39	19.14	18.01
Assets, end of period $	15,613,623	13,780,224	11,401,249	8,296,145	3,718,773
Investment income ratio*	1.72%	4.60%	4.81%	7.91%	5.73%
Total return, lowest to highest**	2.03% to 4.08%	7.60%	6.49%	4.86% to 6.29%	3.41% to 5.79%

	Sub-Account
	Total Return Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	2,140,748	1,959,703	1,306,620	808,671	336,127
Units issued	1,128,711	833,426	1,045,361	741,672	585,903
Units redeemed	(423,260)	(652,381)	(392,278)	(243,723)	(113,359)

Units, end of period	2,846,199	2,140,748	1,959,703	1,306,620	808,671

Unit value, end of period $	17.57	16.18	15.57	14.46	12.71
Assets, end of period $	50,007,524	34,643,403	30,501,318	18,889,252	10,281,839
Investment income ratio*	2.25%	4.54%	2.59%	4.61%	5.66%
Total return, lowest to highest**	4.25% to 8.57%	3.97%	7.66%	8.24% to 13.71%	(0.76%) to 2.76%

140

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Total Return Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,105,292	1,090,753	1,241,643	1,136,708	1,124,031
Units issued	67,938	203,549	195,711	482,319	304,957
Units redeemed	(242,721)	(189,010)	(346,601)	(377,384)	(292,280)

Units, end of period	930,509	1,105,292	1,090,753	1,241,643	1,136,708

Unit value, end of period $	29.26	26.97	25.95	24.11	21.22
Assets, end of period $	27,222,863	29,806,795	28,307,475	29,934,757	24,125,362
Investment income ratio*	1.96%	4.45%	2.33%	4.21%	4.77%
Total return, lowest to highest**	8.49%	3.91%	7.64%	13.60%	2.77%

	Sub-Account
	Total Stock Market Index Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	124,390	110,680	74,005	48,055	29,310
Units issued	55,059	27,612	51,185	44,020	35,873
Units redeemed	(30,165)	(13,902)	(14,510)	(18,070)	(17,128)

Units, end of period	149,284	124,390	110,680	74,005	48,055

Unit value, end of period $	53.59	46.38	46.23	39.42	30.58
Assets, end of period $	8,000,764	5,769,088	5,116,476	2,917,588	1,469,405
Investment income ratio*	1.66%	1.40%	1.61%	1.89%	1.99%
Total return, lowest to highest**	7.92% to 15.56%	0.33%	17.26%	25.14% to 33.63%	(37.15%) to (25.73%)

141

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Total Stock Market Index Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	412,500	447,547	545,943	526,762	537,176
Units issued	30,179	32,595	47,028	127,512	58,855
Units redeemed	(148,206)	(67,642)	(145,424)	(108,331)	(69,269)

Units, end of period	294,473	412,500	447,547	545,943	526,762

Unit value, end of period $	16.10	13.94	13.90	11.86	9.21
Assets, end of period $	4,742,165	5,751,039	6,222,405	6,476,527	4,849,169
Investment income ratio*	1.44%	1.23%	1.30%	1.71%	1.63%
Total return, lowest to highest**	15.50%	0.28%	17.19%	28.86%	(37.20%)

	Sub-Account
	Ultra Short Term Bond Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (ba)
Units, beginning of period	124,986	357	—
Units issued	101,634	157,399	357
Units redeemed	(61,660)	(32,770)	—

Units, end of period	164,960	124,986	357

Unit value, end of period $	10.07	10.00	9.99
Assets, end of period $	1,661,024	1,250,286	3,572
Investment income ratio*	1.38%	3.72%	2.70%
Total return, lowest to highest**	0.17% to 0.66%	0.09%	(0.06%)

(ba)	Reflects the period from commencement of operations on November 8, 2010 through December 31, 2010.

142

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Ultra Short Term Bond Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (ba)
Units, beginning of period	20,477	3,012	—
Units issued	52,215	22,019	3,012
Units redeemed	(22,645)	(4,554)	—

Units, end of period	50,047	20,477	3,012

Unit value, end of period $	10.06	10.00	9.99
Assets, end of period $	503,383	204,864	30,098
Investment income ratio*	2.44%	3.11%	2.97%
Total return, lowest to highest**	0.54%	0.12%	(0.08%)

(ba) Reflects the period from commencement of operations on November 8, 2010 through December 31, 2010.

Sub-Account
U.S. Equity Trust Series 0
Year Ended Dec. 31/12 (i)
Units, beginning of period	—
Units issued	612,308
Units redeemed	(221,252)

Units, end of period	391,056

Unit value, end of period $	10.28
Assets, end of period $	4,020,480
Investment income ratio*	2.04%
Total return, lowest to highest**	2.81% to 6.03%

(i)	Reflects the period from commencement of operations on April 30, 2012 through December 31, 2012.

143

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

Sub-Account
U.S. Equity Trust Series 1
Year Ended Dec. 31/12 (i)
Units, beginning of period	—
Units issued	1,560,925
Units redeemed	(213,652)

Units, end of period	1,347,273

Unit value, end of period $	10.28
Assets, end of period $	13,845,822
Investment income ratio*	2.03%
Total return, lowest to highest**	2.77%

(i) Reflects the period from commencement of operations on April 30, 2012 through December 31, 2012.

	Sub-Account
	Utilities Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	427,559	392,621	272,417	199,521	96,715
Units issued	176,724	248,983	202,937	129,421	136,730
Units redeemed	(167,407)	(214,045)	(82,733)	(56,525)	(33,924)

Units, end of period	436,876	427,559	392,621	272,417	199,521

Unit value, end of period $	21.97	19.33	18.10	15.88	11.89
Assets, end of period $	9,598,168	8,266,330	7,107,505	4,325,990	2,371,852
Investment income ratio*	3.81%	3.81%	2.76%	5.39%	3.88%
Total return, lowest to highest**	10.75% to 13.63%	6.80%	14.00%	28.79% to 33.58%	(38.50%) to (21.20%)

144

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Utilities Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	177,467	185,025	282,065	254,809	369,846
Units issued	100,368	119,340	96,970	151,731	349,679
Units redeemed	(91,560)	(126,898)	(194,010)	(124,475)	(464,716)

Units, end of period	186,275	177,467	185,025	282,065	254,809

Unit value, end of period $	27.50	24.19	22.68	19.91	14.88
Assets, end of period $	5,121,770	4,293,358	4,197,133	5,616,370	3,792,853
Investment income ratio*	4.11%	3.45%	2.17%	4.48%	3.19%
Total return, lowest to highest**	13.66%	6.65%	13.92%	33.77%	(38.65%)

	Sub-Account
	Value Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	295,355	263,325	194,861	168,556	123,649
Units issued	135,714	142,842	108,328	78,215	99,852
Units redeemed	(76,721)	(110,812)	(39,864)	(51,910)	(54,945)

Units, end of period	354,348	295,355	263,325	194,861	168,556

Unit value, end of period $	18.25	15.53	15.37	12.57	8.90
Assets, end of period $	6,466,438	4,587,197	4,047,988	2,449,059	1,500,468
Investment income ratio*	0.96%	1.15%	1.20%	1.49%	1.26%
Total return, lowest to highest**	6.68% to 17.50%	1.03%	22.30%	33.21% to 45.49%	(40.84%) to (28.53%)

145

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Value Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	414,021	448,910	530,663	612,103	677,246
Units issued	16,584	18,172	22,525	28,918	25,260
Units redeemed	(71,418)	(53,061)	(104,278)	(110,358)	(90,403)

Units, end of period	359,187	414,021	448,910	530,663	612,103

Unit value, end of period $	39.15	33.34	33.02	27.01	19.14
Assets, end of period $	14,060,912	13,802,820	14,821,012	14,335,243	11,712,280
Investment income ratio*	0.80%	1.08%	0.99%	1.32%	1.08%
Total return, lowest to highest**	17.42%	0.98%	22.22%	41.18%	(40.87%)

146

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

(*)

These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.

(**)

These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio. There are no expenses of the Account that result in a direct reduction in unit values. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. When no range is given, the lowest and highest value are the same.

147

Prospectus dated April 29, 2013

for interests in

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Interests are made available under

EPVUL

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)

500 Index B
Active Bond
All Cap Core
All Cap Value
Alpha Opportunities
American Asset Allocation
American Global Growth
American Growth
American Growth-Income
American International
American New World
Blue Chip Growth
Bond
Capital Appreciation
Capital Appreciation Value
Core Allocation Plus
Core Bond
Core Strategy
Disciplined Diversification
Emerging Markets Value
Equity-Income
Financial Services
Franklin Templeton Founding Allocation
Fundamental All Cap Core
Fundamental Holdings
Fundamental Large Cap Value
Fundamental Value
Global
Global Bond
Global Diversification
Health Sciences
High Yield
International Core
International Equity Index B
International Growth Stock
International Opportunities
International Small Company
International Value
Investment Quality Bond
Lifestyle Aggressive
Lifestyle Balanced
Lifestyle Conservative
Lifestyle Growth
Lifestyle Moderate
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market
Natural Resources
PIMCO VIT All Asset
Real Estate Securities
Real Return Bond
Science & Technology
Short Term Government Income
Small Cap Growth
Small Cap Index
Small Cap Opportunities
Small Cap Value
Small Company Value
Smaller Company Growth
Strategic Income Opportunities
Total Return
Total Stock Market Index
Ultra Short Term Bond
U.S. Equity
Utilities
Value

* * * * * * * * * * * *

Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

EPVUL II 4/2013

This prospectus does not constitute an offering in any jurisdiction where it would not be lawful. You should rely on the information contained in this prospectus, the Portfolio prospectuses, or the corresponding Statements of Additional Information. We have not authorized anyone to provide you with information that is different.

Examine this prospectus carefully. The Policy Summary will briefly describe the policy. More detailed information will be found further in the prospectus. You should rely on the information contained in this prospectus, the portfolio prospectuses, and the corresponding Statements of Additional Information, which contains the audited financial statements for JHUSA and Separate Account A. The portfolio prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the investment options. In the case of any of the portfolios that are operated as “feeder funds,” the prospectus for the corresponding “master fund” is also provided. We have not authorized anyone to provide you with information that is different from the information contained in the aforementioned documents.

The purpose of this variable life insurance policy is to provide insurance protection for the beneficiary named therein. No claim is made that this variable life insurance policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

SUMMARY OF BENEFITS AND RISKS

Benefits

Some of the benefits of purchasing the policy are described below.

Death Benefit Protection. This prospectus describes a flexible premium variable life insurance policy, which provides for a death benefit payable to the beneficiary of the policy upon the death of the Life Insured. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if death benefit protection is not one of your financial planning objectives, as there are additional costs and expenses in providing the insurance.

Access To Your Policy Values. Your variable life insurance policy offers access to your Policy Value through policy loans, policy surrenders and partial withdrawals. There are limitations to partial withdrawals, details of which may be found in this prospectus under “Policy Surrender and Partial Withdrawals.” Policy loans permanently affect the Policy Value, and may also result in adverse tax consequences.

Tax Deferred Accumulation. Variable life insurance has several tax advantages under current tax laws. For example, Policy Value accumulates on a tax-deferred basis and a transfer of values from one sub-account to another within the policy does not generate a taxable gain or loss. Any investment income and realized capital gains within a sub-account or interest from the Fixed Account are automatically reinvested without current income taxation to the policy owner.

Investment Options. In addition to the Fixed Account, the policy provides for access to a number of variable investment options, which permit you to reallocate your Policy Value to meet your changing personal objectives, goals, and investment conditions. Information regarding each investment option may be found in the portfolio prospectuses.

Flexibility. The policy is a flexible premium variable life insurance policy in which varying premium payments are permitted. You may select death benefit options, and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment choices within your policy.

Risks

Some of the risks of purchasing the policy are described below.

Fluctuating Investment Performance. Policy Values invested in a sub-account are not guaranteed. Policy Values will increase and decrease according to investment performance. You assume the investment risk of Policy Value allocated to the sub-accounts. A comprehensive discussion of each sub-account’s objective and risk is found in the portfolio prospectuses. You should review the prospectuses carefully before allocating Policy Value to any sub-accounts.

Unsuitable for Short-Term Investment. The policy is intended for long-term financial planning, and is unsuitable for short-term goals. The policy is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient premiums must be paid to keep the policy in force. There is a risk of lapse if the Policy Value is too low in relation to the insurance amount, if investment results are less favorable than anticipated or if extensive policy

3

loans are taken, unless the policy is covered by the No-Lapse Guarantee. A policy lapse could have adverse tax consequences since the amount received (including any loans) less the investment in the policy may be treated as ordinary income subject to tax. Withdrawals reduce your Policy Value and increase the risk of lapse.

Decreasing Death Benefit. Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy’s death benefit.

Adverse Consequences of Early Surrender. Surrender charges will be assessed if you surrender your policy in the first 10-15 years (depending upon the age of the Life Insured) from the purchase of the policy or an increase in Face Amount. Depending on the Policy Value at the time of surrender, there may be little or no Net Cash Surrender Value paid to you when the policy is surrendered.

Adverse Tax Consequences. You should always consult a tax adviser about the application of federal and state tax law to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change.

4

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by the prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer cash value between investment options.

Transaction fees
Charge	When charge is Deducted	Amount deducted
Maximum Sales Charge Imposed on Premium (Load)	Upon receipt of premium	7.5% of each premium paid during the first 10 Policy Years*
8.5% of each premium paid during the first 10 Policy Years if the Cash Value Enhancement Rider is elected**
3.25% of each premium paid during the first 10 Policy Years if the Cash Value Enhancement Plus Rider is elected***
Maximum Surrender Charge(Load)	Upon withdrawal, surrender or Policy lapse	The maximum Surrender Charge per $1000 of Face Amount is $44.17**** A Surrender Charge is assessed during the first 10-15 years following the Policy Date or the effective date of a Face Amount increase and is based upon the Face Amount of the Policy.
Transfer Fees	Upon transfer	$25 (only applies to transfers in excess of 12 in a Policy Year)
Dollar Cost Averaging	Upon Transfer	Guaranteed $ 5.00
Current $ 0.00
Asset Allocation Balancer	Upon Transfer	Guaranteed $ 15.00
Current $ 0.00

* 5% thereafter.

** 5.5% thereafter.

*** 2.25% thereafter

**** If the Policy is issued with a Cash Value Enhancement Rider, the Surrender Charge calculated as described above is reduced by 90% for a surrender or lapse occurring in the first Policy Year, 80% in the second Policy Year, 60% in the third Policy Year, 40% in the fourth Policy Year and 20% in the fifth Policy Year. If the Policy is issued with a Cash Value Enhancement Plus Rider, there is no Surrender Charge.

The next table describes the fees and expenses (on a guaranteed basis) that you will pay periodically during the time that you own the Policy, not including fees and expenses of the Portfolios, the underlying variable investment options for your Policy.

5

Charges other than those of the portfolios
Charge	When charge is Deducted	Amount deducted
Cost of Insurance*	Monthly	Minimum and Maximum Charge	The possible range of the cost of insurance is from $0.00 to $83.33 per $1,000 of the net amount at risk.
		Charge for a Representative Policyowner (a 35 year old preferred non-smoking male)	$0.01 per $1,000 of the net amount at risk
Asset Based Risk Charge (Contracts with No Cash Value Enhancement Rider)	Monthly	Guaranteed	0.03% monthly (0.30% annually)
		Current	0%
Asset Based Risk Charge (Contracts with Cash Value Enhancement Rider)	Monthly	Guaranteed	0.03% monthly (0.30% annually)
		Current	0%
Asset Based Risk Charge (Contracts with Cash Value Enhancement Plus Rider)	Monthly	Guaranteed First 15 Policy Years	0.11% monthly (1.30% annually)
		Guaranteed Policy Years 16 and After	0.05% monthly (0.55% annually)
		Current First 15 Policy Years	0.08% monthly (1.0% annually)
		Current Policy Years 16 and After	0.02% monthly (0.25% annually)
Face Amount Charge Death Benefit Option 1	Monthly	Maximum	$1.18 per $1000 of Face Amount
		Minimum	$0.08 per $1000 of Face Amount
		Charge for a RepresentativePolicyowner (a 35 year oldpreferred non-smoking male)	$0.11 per $1,000 of Face Amount
Face Amount Charge Death Benefit Option 2	Monthly	Maximum	$0.83 per $1000 of Face Amount
		Minimum	$0.04 per $1000 of Face Amount
		Charge for a Representative Policyowner (a 35 year old preferred non-smoking male)	$0.11 per $1,000 of Face Amount
Administration Charge	Monthly		$40 per Policy Month**
Optional Term Rider*	Monthly	Minimum and Maximum Charge	The possible range of the cost of insurance is from $0.00 to $83.33 per $1,000 of the net amount at risk.
		Charge for a Representative Policyowner (a 35 year old preferred non-smoking male)	$0.08 per $1,000 of the net amount at risk
Optional Return of Premium Death Benefit Rider	Monthly	Minimum and Maximum Charge	The possible range of the cost of insurance is from $0.00 to $83.33 per $1,000 of the net amount at risk.
		Charge for a Representative Policyowner (a 35 year old preferred non-smoking male)	$0.012 per $1,000 of the net amount at risk
Loan Interest Rate (Net)	Annually	1.25%***
6

* The cost of insurance varies based on individual characteristics and the charges shown in the table may not be representative of the charge a particular Policyowner will pay. Information regarding your individual cost of insurance charges may be found in your Policy.

** First 5 policy years. $20 per Policy Month thereafter.

*** First 10 Policy Years. 0% Policy Years 11 and after on a current basis (0.50% Policy Years 11 and after on a guaranteed basis).

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.54%	1.63%

1 Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.30% and 1.54%, respectively.

7

Table of Investment Options and Investment Subadvisers

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the PIMCO VIT All Asset portfolio) and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolios.

The JHVIT and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International, American New World, Fundamental Holdings and Global Diversification portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International, and American New World portfolios operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies are as described in the following table:

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Portfolio	Portfolio Manager	Investment Objective
500 Index B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	Declaration Management & Research LLC; and John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments. The portfolio seeks to invest its assets in debt securities and instruments with an average duration of between 4 to 6 years; however, there is no limit on the portfolio’s average maturity.
All Cap Core	QS Investors, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks and other equity securities within all asset classes (small, medium and large-capitalization) of those included in the Russell 3000 Index.*
All Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio primarily purchases equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued.
Alpha Opportunities	Wellington Management Company, LLP	To seek long-term total return. The portfolio employs a “multiple sleeve structure,” which means the portfolio has several components that are managed separately in different styles. The portfolio seeks to obtain its objective by combining these different component styles in a single portfolio.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term. The portfolio invests all of its assets in Class 1 shares of its master fund, the Asset Allocation Fund, a series of the American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Global Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies located around the world that the adviser believes have potential for growth.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The master fund may also invest a portion of its assets in common stocks and other securities of issuers domiciled outside the U.S.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital and income. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth-Income Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks or other securities that the master fund’s adviser believes demonstrate the potential for appreciation and/or dividends. Although the master fund focuses on investments in medium-to large-capitalization companies, the master fund’s investments are not limited to a particular capitalization size.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the International Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies domiciled outside the U.S., including companies domiciled in developing countries, that the adviser believes have the potential for growth. Although the master fund focuses on investments in medium-to large-capitalization companies, the master fund’s investments are not limited to a particular capitalization size.
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Portfolio	Portfolio Manager	Investment Objective
American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek long-term capital appreciation. The portfolio invests all of its assets in Class 1 shares of its master fund, the New World Fund, a series of the American Funds Insurance Series. The master fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that the adviser believes have potential of providing capital appreciation. The master fund may also invest in companies without regard to market capitalization, including companies with small market capitalizations.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large- and medium-sized blue chip growth companies.
Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments.
Capital Appreciation	Jennison Associates LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that, at the time of investment, that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium- to large-capitalization companies.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, bank loans (which represent an interest in amounts owed by a borrower to a syndicate of lenders), foreign securities, futures and options. The portfolio may invest up to 20% of its total assets in foreign securities.
Core Allocation Plus	Wellington Management Company, LLP	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed-income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed-income securities, which may include investment-grade and below investment-grade debt securities with maturities that range from short to longer term, and equity securities based upon the subadviser’s targeted asset mix, which may change over time. Under normal market conditions, the targeted asset mix may range between 75%-50% equity instruments and 50%-25% fixed-income instruments and will generally reflect the subadviser’s long-term, strategic asset allocation analysis.
Core Bond	Wells Capital Management, Incorporated	To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.
Core Strategy	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in other portfolios of JHVIT and other investment companies (including exchange traded funds) as well as other types of investments. The portfolio invests approximately 70% of its total assets in equity securities and underlying funds that invest primarily in equity securities, and approximately 30% of its total assets in fixed-income securities and underlying funds that invest primarily in fixed-income securities.
Disciplined Diversification	Dimensional Fund Advisors LP	To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:
Target Allocation Range of Allocation
Equity Securities: 70% 65% – 75%
Fixed-Income Securities: 30% 25% – 35%
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Portfolio	Portfolio Manager	Investment Objective
Emerging Markets Value	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the subadviser.
Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.
Financial Services	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services, and the portfolio invests primarily in common stocks of financial services companies.
Franklin Templeton Founding Allocation	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. The portfolio invests in other funds and in other investment companies, as well as other types of investments. The portfolio currently invests primarily in three underlying funds: Global Fund, Income Fund and Mutual Shares Fund.
Fundamental All Cap Core	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. Market capitalizations of these companies will span the capitalization spectrum. Equity securities include common, convertible, and preferred securities and their equivalents.
Fundamental Holdings	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies as well as other types of investments. Underlying funds may include other JHVIT funds and funds of the American Funds Insurance Series. However, the portfolio is authorized to invest without limitation in other underlying funds and in other types of investments.
Fundamental Large Cap Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in equity securities of large-capitalization companies. The portfolio considers large-capitalization companies to be those that at the time of purchase have a market capitalization equal to or greater than that of the top 80% of the companies that comprise the Russell 1000 Index.*
Fundamental Value	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.
Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.
Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed-income instruments may be denominated in foreign currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Global Diversification	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies as well as other types of investments. Underlying funds may include other JHVIT funds and funds of American Fund Insurance Series. The portfolio is authorized to invest without limitation in other underlying funds. Under normal market conditions, the portfolio intends to invest a portion of its assets in funds that invest primarily in foreign securities or in foreign securities directly.
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Portfolio	Portfolio Manager	Investment Objective
Health Sciences	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences. While the portfolio may invest in companies of any size, the majority of its assets are expected to be invested in large and medium-capitalization companies.
High Yield	Western Asset Management Company	To seek to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities. The portfolio’s investments may include corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities that have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):
Rating Agency
Moody’s: Ba through C
S&P’s: BB through D
International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S.
International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depositary Receipts or Global Depositary Receipts representing such securities.
International Growth Stock	Invesco Advisers, Inc.	To seek to achieve long-term growth of capital. The portfolio invests primarily in a diversified portfolio of international securities whose issuers are considered by the portfolio’s subadviser to have potential for earnings or revenue growth. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of any market capitalization.
International Small Company	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small capitalization companies in the particular markets in which the portfolio invests. The portfolio primarily invests in a broad and diverse group of equity securities of non-U.S. small companies of developed markets, but may also hold equity securities of companies located in emerging markets.
International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests primarily in equity securities of companies located outside the U.S., including in emerging markets.
Investment Quality Bond	Wellington Management Company, LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment-grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. Government bonds with intermediate to longer-term maturities.
Lifestyle Aggressive	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is not a consideration. The portfolio normally invests approximately 100% of its assets in underlying funds that invest primarily in equity securities.
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Portfolio	Portfolio Manager	Investment Objective
Lifestyle Balanced	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio normally invests approximately 50% of its assets in underlying funds that invest primarily in equity securities and approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities.
Lifestyle Conservative	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a high level of current income with some consideration given to growth of capital. The portfolio normally invests approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 20% in underlying funds that invest primarily in equity securities.
Lifestyle Growth	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio normally invests approximately 70% of its assets in underlying funds that invest primarily in equity securities and approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities.
Lifestyle Moderate	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio normally invests approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 40% in underlying funds that invest primarily in equity securities.
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P MidCap 400 Index* and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell Midcap Index* or the S&P MidCap 400 Index.*
Mid Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the Russell Midcap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.
Money Market	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar-denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Natural Resources	RS Investment Management Co. LLC; andWellington Management Company, LLP	To seek long-term total return. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio is a fund of funds and normally invests substantially all of its assets in Institutional Class shares or, as applicable, Class M shares of underlying PIMCO funds.
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Portfolio	Portfolio Manager	Investment Objective
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.
Real Return Bond	Pacific Investment Management Company LLC	To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. Governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.
Science & Technology	Alliance Global Investors U.S. LLC; and T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity-linked notes and derivatives relating to common stocks, such as options on equity-linked notes.
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. Under normal market conditions, the portfolio invests at least 80% of its net assets in obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Under normal circumstances, the portfolio’s effective duration is no more than 3 years.
Small Cap Growth	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Russell 2000 Index* and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek long-term capital appreciation. Under normal market conditions, Invesco Advisers, Inc. invests at least 80% of its subadvised net assets (plus any borrowings for investment purposes) in equity securities, including convertible securities, of small-capitalization companies. Dimensional Fund Advisors LP generally invests its subadvised net assets in a broad and diverse group of common stocks of small and medium-capitalization companies traded on a U.S. national securities exchange or on the over-the-counter market that Dimensional Fund Advisors LP determines to be value stocks at the time of purchase.
Small Cap Value	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
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Portfolio	Portfolio Manager	Investment Objective
Small Company Value	T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.
Smaller Company Growth	Frontier Capital Management Company, LLC; Perimeter Capital Management; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its assets in small-capitalization equity securities.
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income. Under normal market conditions, the portfolio invests primarily in the following types of securities: non-U.S. government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities, and high-yield bonds. The portfolio may also invest in preferred stock and other types of debt securities.
Total Return	Pacific Investment Management Company LLC	To seek to maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Wilshire 5000 Total Market Index* and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadviser believes as a group will behave in a manner similar to the index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with the maintenance of liquidity and the preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets in a diversified portfolio of domestic, investment-grade, debt securities. Debt securities may be issued by governments, companies or special purpose entities and may include notes, discount notes, bonds, debentures, commercial paper, repurchase agreements, mortgage-backed and other asset-backed securities and assignments, participations and other interests in bank loans. The portfolio may also invest in cash and cash equivalents.
U.S. Equity	Grantham, Mayo, Van Otterloo & Co. LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. To achieve the objective, the portfolio will be invested in equity investments that the subadviser believes will provide higher returns than the Russell 3000 Index.*
Utilities	Massachusetts Financial Services Company	To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. The subadviser considers a company to be in the utilities industry if, at the time of investment, the subadviser determines that a substantial portion (i.e., at least 50%) of the company’s assets or revenues are derived from one or more utilities.
Value	Invesco Advisers, Inc.	To seek to realize an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell Midcap Value Index.*

*Wilshire 5000 Total Market Index® is a trademark of Wilshire Associates. MSCI All Country World Excluding U.S. Index is a trademark of Morgan Stanley & Co. Incorporated. Russell 1000,® Russell 2000,® Russell 3000,® Russell Midcap,® and Russell Midcap Value® are

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trademarks of Frank Russell Company. S&P MidCap 400,® and S&P SmallCap 600® are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indices referred to in the portfolio objectives track companies having the approximate market capitalization, as of February 28, 2013 (except as otherwise indicated), set out below:

MSCI All Country World Ex US Index — $676 million to $215.6 billion
Russell 1000 Index — minimum of $315 million
Russell 2000 Index — less than $1 million to $6.1 billion
Russell 3000 Index — less than $1 million to $414.5 billion
Russell Midcap Index — $315 million to $42 billion
Russell Midcap Value Index — $315 million to $42 billion
S&P MidCap 400 Index — $322 million to $16.2 billion
S&P SmallCap 600 Index — $4 billion
Wilshire 5000 Total Market Index — less than $1 million to $415.2 billion

**The U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-enominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS, and CMBS.

POLICY SUMMARY

General

We have prepared the following summary as a general description of the most important features of the Policy. It is not comprehensive and you should refer to the more detailed information contained in this prospectus. Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the Policy has not gone into default, there is no outstanding Policy Debt, and the death benefit is not determined by the minimum death benefit percentage. The Policy’s provisions may vary in some states and the terms of your Policy and any endorsement or rider supersede the disclosure in this prospectus.

Death Benefits

There are two death benefit options. Under Option 1, the death benefit is the Face Amount of the Policy at the date of death. Under Option 2, the death benefit is the Face Amount plus the Policy Value of the Policy at the date of death. If on the date of death of the insured, the Policy is being kept in force under the No-Lapse Guarantee provision, the death benefit will be the Face Amount of the Policy only. The actual death benefit will be the greater of the death benefit under the applicable death benefit option or the Minimum Death Benefit. The Minimum Death Benefit is on any date the Policy Value on that date multiplied by the applicable minimum death benefit percentage for the Attained Age of the life insured. A table of Minimum Death Benefit Percentages is located under “Death Benefits - Minimum Death Benefit.” You may change the death benefit option and increase or decrease the Face Amount subject to the limitations described in this Prospectus.

Optional Term Rider

The Policy may be issued with an optional term insurance rider (the “Term Rider”)which provides an additional insurance amount which is level term life insurance. The benefit of the Term Rider is that the cost of insurance will always be less than or equal to the cost of insurance under the Policy. However, unlike the death benefit under the Policy, the death benefit under the Term Rider is not protected by the No-Lapse Guarantee after the second Policy Year and terminates at the life insured’s Attained Age 100.

Cash Value Enhancement Riders

The Policy may be issued with one of two optional Cash Value Enhancement riders. The benefit of these riders is that the Cash Surrender Value of a Policy is enhanced during the period for which Surrender Charges are applicable. Under the Cash Value Enhancement Rider, the enhancement is provided by reducing the Surrender Charge that would otherwise have applied upon Policy surrender or lapse. The Cash Value Enhancement Rider does not apply to reduce Surrender Charges in connection with decreases in Face Amount or partial withdrawals. Under the Cash Value Enhancement Plus Rider, there will

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be no Surrender Charge. The decision to add one of these two riders must be made at issuance of the Policy and, once made, is irrevocable. Adding either of these riders may result in different premium and asset-based risk charges under the Policy.

Return of Premium Rider

The Policy may be issued with an optional Return of Premium rider if death benefit Option 1 is elected. This rider provides an additional death benefit payable upon the death of the life insured after the Company receives due proof of death. The Return of Premium Death Benefit is calculated as follows:

The return of premium rider death benefit is equal to the initial premium. Any subsequent premiums will increase the death benefit at the time of the premium payment by the amount of the premium. Any partial withdrawal will reduce the death benefit at the time of withdrawal by an amount equal to the withdrawal plus any applicable Surrender Charge (except that the rider death benefit will not be reduced to less than zero). The Return of Premium rider is not protected by the No-Lapse Guarantee after the second Policy Year.

Premiums

You may pay premiums at any time and in any amount, subject to certain limitations as described under “Premium Payments — Subsequent Premiums.” Net Premiums will be allocated, according to your instructions and at the Company’s discretion, to one or more of our Fixed Account and the sub-accounts of the Separate Account. You may change your allocation instructions at any time. You may also transfer amounts among the Fixed Account and the sub-accounts of the Separate Account accounts, subject to the limitations described below.

Policy Value

The Policy has a Policy Value reflecting premiums paid, certain charges for expenses and cost of insurance, and the investment performance of the accounts to which you have allocated premiums.

Policy Loans

You may borrow an amount not to exceed the Maximum Loanable Amount. Loan interest at a rate of 5.25% during the first ten Policy Years and 4% thereafter is due on each Policy Anniversary. We will deduct all outstanding Policy Debt from proceeds payable at the insured’s death or upon surrender.

Surrender and Partial Withdrawals

You may make a partial withdrawal of your Policy Value. A partial withdrawal may result in a reduction in the Face Amount of or the death benefit under the Policy and an assessment of a portion of the Surrender Charges to which the Policy is subject.

You may surrender your Policy for its Net Cash Surrender Value at any time while the life insured is living. The Net Cash Surrender Value is equal to the Policy Value less any Surrender Charge and outstanding monthly deductions due minus the Policy Debt.

Lapse and Reinstatement

Unless the No-Lapse Guarantee Cumulative Premium Test has been met, a Policy will lapse (and terminate without value) when its Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without your having made an adequate payment.

The Policies, therefore, differ in two important respects from conventional life insurance policies. First, the failure to make planned premium payments will not itself cause a Policy to lapse. Second, a Policy can lapse even if planned premiums have been paid.

A policyowner may reinstate a lapsed Policy at any time within the five year period following lapse provided the Policy was not surrendered for its Net Cash Surrender Value. We will require evidence of insurability along with a certain amount of premium as described under “Reinstatement.”

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Charges and Deductions

We assess certain charges and deductions in connection with the Policy. These include:

  charges deducted from premiums paid,
  monthly deductions for administration, asset-based risk, cost of insurance, and face amount charges, charges assessed on surrender or lapse, and
  if applicable, a charge for any supplementary benefits added to the Policy.

The charges are summarized in the Fee Tables. We may allow you to request that the sum of the charges assessed monthly for the cost of insurance, face amount, and administrative expenses be deducted from the Fixed Account or one or more of the sub-accounts of the Separate Account.

In addition, there are charges deducted from each Portfolio. For more information, please refer to the prospectus for the underlying portfolio.

The Policy may be issued with either one of the two optional Cash Value Enhancement riders which we offer. In the case of the Cash Value Enhancement rider, the Surrender Charge is reduced upon the surrender or lapse of a Policy. In the case of the Cash Value Enhancement Plus rider, the Surrender Charge is eliminated. If a Policy is issued with either of these riders, it will have different premium charges and the same or higher asset-based risk charges as noted under the Fee Tables.

Investment Options and Investment Subadvisers

You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of the Separate Account. Each of the sub-accounts invests in the shares of one of the Portfolios described in the Table of Investment Options and Investment Subadvisers.

The Portfolios also employ subadvisers. The Table of Investment Options and Investment Subadvisers shows the subadvisers that provide investment subadvisory services to the indicated Portfolios.

Allocating net premiums only to one or a small number of the investment options should not be considered a balanced investment strategy. In particular, allocating net premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your Policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.

Description of John Hancock (USA)

We are a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Separate Account.

We are ranked and rated by independent financial rating services, which may include Moody’s, Standard & Poor’s, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of Separate Account A

The investment accounts shown on page 1 are in fact subaccounts of the John Hancock Life Insurance Company (U.S.A.) Separate Account A, a separate account operated by us under Michigan law. The Separate Account meets the

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definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Separate Account or of us.

The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of John Hancock USA’s other assets. John Hancock USA is obligated to pay all amounts promised to policy owners under the policies.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

ISSUING A POLICY

Requirements

To purchase a Policy, an applicant must submit a completed application. A Policy will not be issued until the underwriting process has been completed to the Company’s satisfaction.

Policies may be issued on a basis which does not take into account the insured’s sex, with prior approval from the Company. A Policy will generally be issued only on the lives of insureds from ages 0 through 90.

Each Policy has a Policy Date, an Effective Date and an Issue Date (See “Definitions” in Appendix A).

The Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months and Policy Anniversaries are determined. The Effective Date is the date the Company becomes obligated under the Policy and when the first monthly deductions are deducted from the Policy Value. The Issue Date is the date from which Suicide and Validity are measured.

If an application accepted by the Company is not accompanied by a check for the initial premium and no request to backdate the Policy has been made:

  the Policy Date and the Effective Date will be the date the Company receives the check at its Service Office, and the Issue Date will be the date the Company issues the Policy.

The initial premium must be received within 60 days after the Issue Date, and the life insured must be in good health on the date the initial premium is received. If the premium is not paid or if the application is rejected, we will cancel the Policy and return any partial premiums paid to the applicant.

Minimum Initial Face Amount. We will generally issue a Policy only if it has a Face Amount of at least $500,000.

Backdating a Policy. Under limited circumstances, the Company may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a Policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the Policy. Monthly deductions will be made for the period the Policy Date is backdated. Regardless of whether or not a Policy is backdated, we will credit Net Premiums received prior to the Effective Date of a Policy with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust.

As of the Effective Date, the premiums paid plus interest credited, net of the premium charge, will be allocated among the Investment Accounts and/or Fixed Account in accordance with the policyowner’s instructions unless such amount is first allocated to the Money Market Trust for the duration of the Right to Examine period.

Temporary Insurance Agreement

In accordance with the Company’s underwriting practices, temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement. Generally, temporary life insurance may not exceed $1,000,000 and may not be in effect for more than 90 days. This temporary insurance coverage will be issued on a conditional receipt basis, which means that any benefits under such temporary coverage will only be paid if the life insured meets the Company’s usual and customary underwriting standards for the coverage applied for.

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The acceptance of an application is subject to the Company’s underwriting rules, and we reserve the right to request additional information or to reject an application for any reason. Persons failing to meet standard underwriting classification may be eligible for a Policy with an Additional Rating assigned to it.

Right to Examine the Policy

You may return a Policy for a refund within 10 days after you received it. Some states provide a longer period of time to exercise this right. The Policy will indicate if a longer time period applies. The Policy may be mailed or delivered to the John Hancock USA agent who sold it or to our Service Office. Immediately on such delivery or mailing, the Policy shall be deemed void from the beginning. Within seven days after we receive the returned Policy at our Service Office, we will refund to the policyowner an amount equal to either:

(1)	the amount of all premiums paid, less any partial withdrawals made and policy loans taken, or
(2)	the value of the amount allocated to the Separate Account and the Fixed Account as of the date the returned Policy is received by the Company plus all charges deducted prior to that date, not including fees and expenses of the Portfolios, minus any partial withdrawals made and policy loans taken.

Whether the amount described in (1) or (2) is refunded depends on the requirements of the applicable state.

If you request an increase in Face Amount which results in new Surrender Charges, you will have the same rights as described above to cancel the increase. If canceled, you will receive a refund of all or any portion of premiums paid during the right to examine period, and the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the premiums not been paid.

We reserve the right to delay the refund of any premium paid by check until the check has cleared.

(Applicable to Residents of California Only)

Residents in California age 60 and greater may return the Policy for a refund at any time within 30 days after receiving it. The Policy can be mailed or delivered to the Company’s agent who sold it or to the Service Office. If you cancel the Policy during this 30 day period and your premiums were allocated to a Fixed Account or the Money-Market investment option, we will refund you the amount of all premiums paid minus any partial withdrawals made and any policy loans taken. If your premiums were allocated to one or more of the Separate Account investment options (other than the Money Market portfolio), we will refund you the value of the amount allocated to the Separate Account and the Fixed Account as of the date the returned Policy is received by the Company plus all charges deducted prior to that date, not including fees and expenses of the Portfolios; minus any partial withdrawals made and policy loans taken.

Your premiums will be placed in either (a) the Fixed Account, (b) the Money Market investment option or (c) in one or more of the Separate Account investment options, based upon your instructions. If no instructions are given, your premiums will be placed in the Money Market investment option.

Life Insurance Qualification

A Policy must satisfy either one of two tests to qualify as a life insurance contract for purposes of Section 7702 of the Internal Revenue Code of 1986, as amended (the “Code”). At the time of application, the policyowner must choose either the Cash Value Accumulation Test or the Guideline Premium Test. The test cannot be changed once the Policy is issued.

Cash Value Accumulation Test. Under the Cash Value Accumulation Test (“CVAT”), the Policy Value may not at any time exceed the Net Single Premium. The Net Single Premium is the one payment that would be needed on a specific date to fund future Policy benefits, assuming guaranteed charges and 4% net interest. To ensure that a Policy meets the CVAT, the Company will generally increase the death benefit, temporarily, to the required minimum amount. However, we reserve the right to require evidence of insurability should a premium payment cause the death benefit to increase by more than the premium payment amount. Any excess premiums will be refunded.

Guideline Premium Test. Under the Guideline Premium Test, the sum of premiums paid into the Policy may not at any time exceed the Guideline Premium Limitation as of such time. The Guideline Premium Limitation is, as of any date, the greater of:

  the Guideline Single Premium, or
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  the sum of the Guideline Level Premiums to such date.

If you elected this test, the Guideline Single Premium and the Guideline Level Premium are as set forth in the Policy.

The Guideline Premium Test requires a life insurance policy to meet minimum ratios of life insurance coverage to policy value. This is achieved by ensuring that the death benefit is at all times at least equal to the Minimum Death Benefit. The Minimum Death Benefit on any date is defined as the Policy Value on that date times the applicable minimum death benefit percentage for the Attained Age of the life insured. See “Death Benefits — Minimum Death Benefit.”

The Guideline Premium Test restricts the maximum premiums that may be paid into a life insurance policy for a given death benefit. The policy’s death benefit must also be at least equal to the Minimum Death Benefit.

Changes to the Policy may affect the maximum amount of premiums, such as:

  a change in the Policy’s Face Amount.
  a change in the death benefit option.
  partial withdrawals.
  addition or deletion of Supplementary Benefits.

Any of the above changes could cause the total premiums paid to exceed the new maximum limit. In this situation, the Company may refund any excess premiums paid. In addition, these changes could reduce the future premium limitations.

DEATH BENEFITS

If the Policy is in force at the time of the death of the life insured, the Company will pay an insurance benefit. The amount payable will be the death benefit under the selected death benefit option, plus any amounts payable under any Supplementary Benefits added to the Policy, less the Policy Debt and less any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless another form of settlement option is agreed to by the beneficiary and the Company. If the insurance benefit is paid in one sum, the Company will pay interest from the date of death to the date of payment. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC or any other government agency. We may also in the future direct proceeds from surrenders into a John Hancock retained asset account. Please contact our Service Office for more information.

If the life insured should die after we receive a request for surrender, no insurance benefit will be payable, and we may pay only the Net Cash Surrender Value.

Death Benefit Options

There are two death benefit options, described below. The actual death benefit is the amount shown below under the applicable death benefit option or, if greater, the Minimum Death Benefit as described below.

Death Benefit Option 1. Under Option 1, the death benefit is the Face Amount of the Policy at the date of death.

Death Benefit Option 2. Under Option 2, the death benefit is the Face Amount plus the Policy Value of the Policy at the date of death.

If any partial withdrawals are made, the death benefit, whether it is Option 1 and 2, will be less than it would be if no withdrawals were made. Making a partial withdrawal will result in a reduction in the Face Amount of insurance for Death Benefit Option 1. See “Policy Surrender and Partial Withdrawals — Reduction in Face Amount due to a Partial Withdrawal.”

If the life insured should die during a grace period, the death benefit will be reduced by the amount of any monthly deductions due, and the Policy Value will be calculated as of the date of the default giving rise to the grace period.

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Minimum Death Benefit

The Minimum Death Benefit depends on whether the policyowner elected the Guideline Premium Test or the Cash Value Accumulation Test for qualification of the Policy as life insurance under the Code. See “Issuing a Policy — Life Insurance Qualification.”

If you elected the Guideline Premium Test, the sum of the death benefit as described above and the benefit payable under any Supplementary Term Insurance on the life insured will never be less than the Policy Value at the date of death multiplied by the applicable minimum death benefit percentage in the table below.

Table of Minimum Death Benefit Percentages
Attained Age	Applicable Percentage
40 and under	250%
45	215%
50	185%
55	150%
60	130%
65	120%
70	115%
75	105%
90	105%
95 and above	100%

For ages not shown, the applicable percentage can be found by adjusting the above applicable percentages proportionately.

If you elected the Cash Value Accumulation Test, on any date the sum of the death benefit as described above plus the benefit payable under any Supplementary Term Insurance on the life insured will always be equal to the amount required on such date to produce a Policy Value that does not exceed the Net Single Premium required to fund future benefits under the policy.

Changing the Death Benefit Option

You may change the death benefit option as described below once each Policy Year after the first Policy Year by submitting a written request for a change to our Service Office. The change will become effective as of the beginning of the next Policy Month following the date we approve the request. The Company reserves the right to limit a request for a change if the change would cause the Policy to fail to qualify as life insurance for tax purposes. We will not allow a change in death benefit option if it would cause the Face Amount to decrease below $500,000.

A change in the death benefit option will result in a change in the Policy’s Face Amount in order to avoid any change in the amount of the death benefit, as follows:

Change from Option 1 to Option 2. The new Face Amount will be equal to the Face Amount prior to the change minus the Policy Value as of the date of the change.

Change from Option 2 to Option 1. The new Face Amount will be equal to the Face Amount prior to the change plus the Policy Value as of the date of the change.

No new Surrender Charges will apply to an increase in Face Amount solely due to a change in the death benefit option.

Changing the Face Amount

Subject to the limitations stated in this prospectus, you may, upon written request, increase or decrease the Face Amount of the Policy. The Company reserves the right to limit a change in Face Amount so as to prevent the Policy from failing to qualify as life insurance for tax purposes.

Increase in Face Amount. You may increase the Face Amount once each Policy Year after the first Policy Year. Any increase in Face Amount must be at least $50,000 or such other Minimum Face Amount Increase as the Company may establish on 90 days written notice to you. An increase will become effective at the beginning of the Policy Month following

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the date we approve the requested increase. Increases in Face Amount are subject to satisfactory evidence of insurability. We reserve the right to refuse a requested increase if the life insured’s Attained Age at the effective date of the increase would be greater than the maximum issue age for new Policies at that time.

New Surrender Charges for an Increase. An increase in Face Amount will usually result in the Policy being subject to new Surrender Charges. The new Surrender Charges will be computed as if a new Policy were being purchased for the increase in Face Amount. The Surrender Charge associated with premiums attributable to the new Face Amount will not exceed the Surrender Charge Premium Limit. There will be no new Surrender Charges associated with restoration of a prior decrease in Face Amount. As with the purchase of a Policy, a policyowner will have a Right to Examine with respect to any increase resulting in new Surrender Charges.

An additional premium may be required for a Face Amount increase, and a new No-Lapse Guarantee Premium will be determined, if the No-Lapse Guarantee is in effect at the time of the face amount increase.

Increase with Prior Decreases. If at the time of the increase there have been prior decreases in Face Amount, these prior decreases will be restored first. The insurance coverage eliminated by the decrease of the oldest Face Amount will be deemed to be restored first.

Changing Both the Face Amount and the Death Benefit Option. If you request to change both the Face Amount and the death benefit option in the same month, the death benefit option change shall be deemed to occur first.

Decrease in Face Amount. Decreases in Face Amount may be made once each Policy Year after the first Policy Year. Any decrease in Face Amount must be at least $50,000 or such other Minimum Face Amount Decrease as the Company may establish on 90 days written notice to you. A written request from a policyowner for a decrease in the Face Amount will be effective at the beginning of the Policy Month following the date we approve the requested decrease. If there have been previous increases in Face Amount, the decrease will be applied to the most recent increase first and thereafter to the next most recent increases successively. Under no circumstances should the sum of all decreases cause the Policy to fall below the minimum Face Amount of $500,000. For information on Surrender Charges on a decrease in Face Amount, see “Charges and Deductions — Surrender Charges.”

Factors that Affect the Death Benefit. In the case of Death Benefit Option 2 where the death benefit is the Face Amount plus the Policy Value, changes in the Policy Value will affect the amount of death benefit. Factors that affect the Policy Value are the investment performance of the variable investment options chosen and the charges deducted. For a discussion of how these factors affect Policy Value see the “Risks/Benefits Summary.” These factors do not affect the Face Amount of the Policy. Therefore, the amount of death benefit under Option 1 will not be less than the Face Amount as long as the Policy does not lapse.

PREMIUM PAYMENTS

Initial Premiums

No premiums will be accepted prior to receipt of a completed application by the Company. All premiums received prior to the Effective Date of the Policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust.

The minimum initial premium is one-twelfth of the No-Lapse Guarantee Premium.

On the later of the Effective Date or the date a premium is received, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with the policyowner’s instructions unless such amount is first allocated to the Money Market Trust for the duration of the Right to Examine period.

Subsequent Premiums

After the payment of the initial premium, premiums may be paid at any time and in any amount until the life insured’s Attained Age 100, subject to the limitations on premium amount described below.

A Policy will be issued with a planned premium, which is based on the amount of premium the policyowner wishes to pay. We will send notices to the policyowner setting forth the planned premium at the payment interval selected by the policyowner. However, the policyowner is under no obligation to make the indicated payment.

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The Company may refuse any premium payment that would cause the Policy to fail to qualify as life insurance under the Code. We also reserve the right to request evidence of insurability if a premium payment would result in an increase in the death benefit that is greater than the increase in Policy Value.

Payment of premiums will not guarantee that the Policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the Policy to lapse. However, in states where permitted, the Policy does have a No-Lapse Guarantee which would prevent the Policy from lapsing during the guarantee period.

All Net Premiums received on or after the Effective Date will be allocated among Investment Accounts or the Fixed Account as of the Business Day we receive the premiums at our Service Office unless such amount is first allocated to the Money Market Trust for the duration of the Right to Examine period. Monthly deductions are due on the Policy Date and at the beginning of each Policy Month thereafter. However, if due prior to the Effective Date, they will be taken on the Effective Date instead of the dates they were due.

Maximum Premium Limitation

If the Policy is issued under the Guideline Premium Test, in no event may the total of all premiums paid exceed the then current maximum premium limitations established by federal income tax law for a Policy to qualify as life insurance.

If, at any time, a premium is paid which would result in total premiums exceeding the above maximum premium limitation, the Company will only accept that portion of the premium which will make the total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the then current maximum premium limitation.

Premium Allocation

Premiums may be allocated to the Fixed Account for accumulation at a rate of interest equal to at least 3% or to one or more of the Investment Accounts for investment in the Portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Fixed Account are made as a percentage of the premium. The percentage allocation to any account may be any whole number between zero and 100, provided the total allocation equals 100. You may change the way in which premiums are allocated at any time without charge. The change will take effect on the date a written request for change satisfactory to the Company is received at the Service Office. Changes may also be made by telephone if a valid authorization form is on file with us.

Investment Credit. After the tenth policy anniversary, we may credit your Policy annually on the Policy Anniversary Date with an amount equal to the percentage credit listed below multiplied by the value in your Investment Accounts on this date, provided the values in your Investment Accounts are not subject to an existing loan. The investment credit percentages are 0.075% for policy anniversary years 11-20 and 0.175% thereafter. Any credit will be added to your Investment Accounts according to your most recent allocation instructions. This credit is not guaranteed and we reserve the right to discontinue making such payments at any time.

CHARGES AND DEDUCTIONS

The Company makes various charges under the Policy. Charges are deducted from premiums, monthly from Policy Values and upon surrender of a Policy, a decrease in Face Amount, a partial withdrawal or lapse of a Policy. These charges are discussed below.

The Policy may be issued with either one of two optional riders, the Cash Value Enhancement Rider and the Cash Value Enhancement Plus Rider. Adding either rider to the Policy will alter certain charges under the Policy. The charges associated with these riders are discussed under “Other Provisions of the Policy — Cash Value Enhancement Riders.”

Premium Charges

During the first 10 Policy Years, John Hancock USA deducts a premium charge from each premium payment equal to 7.5% of the premium. Thereafter, the premium charge is equal to 5% of the premium. The premium charge is paid to the Company and is designed to cover a portion of the Company’s acquisition and sales expenses and premium and federal DAC taxes. Premium taxes vary from state to state, ranging from 0% to 3.5%.

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Surrender Charges

The Company will deduct a Surrender Charge if, during the first 15 years (or during the shorter periods noted below) following the Policy Date or the effective date of a Face Amount increase:

  the Policy is surrendered for its Net Cash Surrender Value, a partial withdrawal is made,
  the Face Amount is decreased in excess of the Surrender Charge Decrease Exemption, the Policy lapses.

Unless otherwise allowed by the Company and specified by the policyowner, the surrender charge is deducted from the amount to be paid to the policyowner upon surrender or lapse of the Policy or if a partial withdrawal is made.

The Surrender Charge, together with a portion of the premium charge, is paid to the Company and is designed to compensate the Company for some of the expenses it incurs in selling and distributing the Policies, including agents’ commissions, advertising, agent training and the printing of prospectuses and sales literature. The Surrender Charge is calculated separately for the initial Face Amount and each Face Amount increase.

The Surrender Charge period varies based on the age of the Insured on the date of issuance of the Policy or the date of any Face Amount increase (as applicable) as follows:

Age	Surrender Charge Period
0-50	15 Years
51	14 Years
52	13 Years
53	12 Years
54	11 Years
55+	10 Years

The Surrender Charge is the sum of (i) plus (ii), multiplied by (iii), multiplied by the applicable Grading Percentage, where:

(i)	The Rate per $1000 of initial Face Amount (or Face Amount increase);
(ii)	is 120% of the lesser of (a) the premiums paid in the first Policy Year per $1000 of initial Face Amount (or the premiums attributable to each $1000 of Face Amount increase in the first year following the increase) or (b) the Surrender Charge Premium Limit set out in the Policy for the initial Face Amount (or furnished by the Company with respect to a Face Amount increase); and
(iii)	is the initial Face Amount (or the Face Amount increase) divided by 1000.

The Rate per $1000 of initial Face Amount is based on the life insured’s Age and the death benefit option in effect at issuance of the Policy. The Rate per $1000 of Face Amount increase is based on the life insured’s Attained Age and the death benefit option in effect at the time of an increase. The Rates per $1000 are set forth in the following table.

Table of Guaranteed Surrender Charge Rates Per $1000 of Face Amount or Face Amount Increase
Age at Issuance or Attained Age at Increase	Death Benefit Option 1	Death Benefit Option 2
25 or less	$ 7.54	$6.50
26 – 35	$ 6.61	$5.78
36 – 45	$ 6.09	$4.85
46 – 55	$ 4.13	$4.65
56 – 65	$ 2.99	$1.96
66+	$ 2.48	$1.96

The Grading Percentage varies with the Policy Month in which the transaction causing the assessment of the Surrender Charge occurs. As indicated in the following table, the Grading Percentage starts at 100% for the first Policy Month and grades down evenly each Policy Month reaching zero at the end of a maximum of 15 years.

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Grading Percentages During The Surrender Charge Period (Applicable to the Initial Face Amount and Subsequent Increases) The Grading Percentages Will Not Exceed The Following:
	AGE AND GRADING PERCENTAGE**
SURRENDER CHARGE PERIOD*	0-50	51	52	53	54	55+
1	100%	100%	100%	100%	100%	100%
2	93%	93%	92%	92%	91%	90%
3	87%	86%	85%	83%	82%	80%
4	80%	79%	77%	75%	73%	70%
5	73%	71%	69%	67%	64%	60%
6	67%	64%	62%	58%	55%	50%
7	60%	57%	54%	50%	45%	40%
8	53%	50%	46%	42%	36%	30%
9	47%	43%	38%	33%	27%	20%
10	40%	36%	31%	25%	18%	10%
11	33%	29%	23%	17%	9%	0%
12	27%	21%	15%	8%	0%
13	20%	14%	8%	0%
14	13%	7%	0%
15	7%	0%
16	0%

* The Grading Percentages shown are at the beginning of each Policy Year. Proportionate Grading Percentages apply for other Policy Months.

** Age for the Initial Face amount refers to the Age at Policy Date. For a subsequent Face Amount increase, Age refers to the attained age at the time of the increase.

Illustration of Surrender Charge Calculation.

Assumptions.

  45 year old
  Death Benefit Option 1
  $20,000 in premiums have been paid on the Policy in the first Policy Year
  Surrender Charge Premium Limit for the Policy is $16.06 per thousand of Face Amount
  Face Amount of the Policy at issue is $500,000 and no increases have occurred
  Policy is surrendered during the first month of the first policy year.

Surrender Charge. The Surrender Charge to be assessed would be $12,680 determined as follows:

  First, the applicable Rate per $1000 of initial Face Amount as set forth in the table above ($6.09) is added to 120% of the lesser of the premiums paid per $1000 of initial Face Amount or the Surrender Charge Premium Limit.

$6.09 plus (120%) x [the lesser of $20,000/(500,000/1000) or $16.06] = $25.36.

  Next, this figure is multiplied by the initial Face Amount divided by 1000.

$25.36 x [500,000/1000 or 500] = $12,680.

  Finally, the figure obtained in step 2 is multiplied by the applicable Grading Percentage for the first month of the first Policy Year (100%).

$12,680 x 100% = $12,680.

Depending upon the Face Amount of the Policy, the Age of the life insured at issuance, premiums paid under the Policy and the performance of the underlying investment options, the Policy may have no Cash Surrender Value and, therefore, the policyowner may receive no surrender proceeds upon surrendering the Policy.

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Surrender Charges on a Partial Withdrawal. A partial withdrawal made during the Surrender Charge Period will result in the assessment of a pro-rata portion of the Surrender Charges to which the Policy is subject. The portion of the Surrender Charges assessed will be based on the ratio of the amount of the withdrawal to the Net Cash Surrender Value of the Policy as of the date of the withdrawal. It will equal (a) divided by (b), multiplied by (c), where:

(a) is the amount of the partial Net Cash Surrender Value withdrawal;

(b) is the Net Cash Surrender Value prior to the withdrawal; and

(c) is the current total Surrender Charge prior to the withdrawal.

The Surrender Charges will be deducted from the Policy Value at the time of the partial withdrawal on a pro-rata basis from each of the Investment Accounts and the Fixed Account unless you direct that the Surrender Charges be deducted from one or more Investment Accounts or the Fixed Account. If the amount in the accounts is not sufficient to pay the Surrender Charges assessed, then the amount of the withdrawal will be reduced.

Whenever a portion of the Surrender Charges is deducted as a result of a partial withdrawal, the Policy’s remaining Surrender Charges will be reduced in the same proportion that the Surrender Charge deducted bears to the total Surrender Charge immediately before the partial withdrawal.

Surrender Charge on Decrease in Face Amount. If the Face Amount of insurance is decreased, a pro-rata Surrender Charge will be deducted from the Policy Value for decreases in excess of the Surrender Charge Decrease Exemption. A decrease in Face Amount caused by a change from Death Benefit Option 1 to Option 2 will not incur a pro-rata Surrender Charge. Each time a pro-rata Surrender Charge is deducted for a Face Amount decrease, the remaining Surrender Charge will be reduced in the same proportion that the Surrender Charge deducted bears to the total Surrender Charge immediately before the Face Amount decrease.

The Surrender Charge Decrease Exemption is 10% of the initial Face Amount. Once Cumulative Face Amount decreases exceed 10% of the initial Face Amount, the Surrender Charge Decease Exemption no longer applies and a surrender charge will be applied to Face Amount decreases in excess of the Exemption amount. This amount is set at issuance of the Policy and applies to decreases in the initial Face Amount of insurance only. This exemption does not apply to a full surrender of the Policy or a partial withdrawal of Net Cash Surrender Value.

Monthly Deductions

On the Policy Date and at the beginning of each Policy Month, a deduction is taken from the Net Policy Value to cover certain charges in connection with the Policy until the Policy Anniversary when the life insured reaches Attained Age 100, unless certain riders are in effect in which case such charges may continue. If there is a Policy Debt under the Policy, loan interest and principal will continue to be payable at the beginning of each Policy Month. Monthly deductions due prior to the Effective Date will be taken on the Effective Date instead of the dates they were due. These monthly deductions consist of:

  an administration charge;
  a Face Amount charge;
  an asset-based risk charge; and
  a cost of insurance charge.

If applicable, there may be additional monthly charges for any Supplementary Benefits added to the Policy.

All of the monthly deductions, except for the asset-based risk charge, may be allocated among the Investment Accounts and the Fixed Account as specified by the policyowner and approved by us. Absent such specification, the monthly deductions, except the asset-based risk charge, will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each bears to the Net Policy Value. The asset-based risk charge will be allocated among the Investment Accounts in the same proportion as the value in each Investment Account bears to the total value of all Investment Accounts.

Administration Charge. The administration charge is paid to the Company and is designed to cover certain administrative expenses associated with the Policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the Policy. During the first 5 Policy Years, this monthly charge will be $40. For all subsequent Policy Years, the monthly administration charge will be $20.

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Face Amount Charge. There is a monthly per $1000 Face Amount charge that is paid to the Company. The monthly charge per $1000 of Face Amount varies by the Age of the life insured at issuance (or the Attained Age of the life insured at the time of an increase) and the death benefit option in effect as set forth in the following table. This charge applies to the Face Amount for the first 10 Policy Years.

Age*/Attained Age*	Death Benefit Option 1 First Ten Policy Years	Death Benefit Option 2 First Ten Policy Years
25 or less	$0.08	$0.04
35	$0.11	$0.06
45	$0.22	$0.10
55	$0.31	$0.17
65	$0.60	$0.39
75	$0.89	$0.61
85+	$1.18	$0.83

* For ages not shown, the applicable monthly charge can be found by adjusting the above charges proportionately.

Asset-Based Risk Charge. A charge is assessed against the Investment Accounts monthly at an annual rate of 0%. This rate is guaranteed not to exceed 0.30%. This charge is paid to the Company to compensate it for the sales, administrative and other expenses it may incur. The Company will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policy.

Cost of Insurance Charge. The monthly cost of insurance charge is paid to the Company and is determined as the rate of the cost of insurance for a specific Policy Month, as described below, multiplied by the net amount at risk.

Death Benefit Option 1. The net amount at risk is equal to the greater of zero or the result of (a) minus (b), where:

(a)	is the Face Amount of insurance as of the first day of the Policy Month, divided by 1.0024663; and
(b)	is the Policy Value as of the first day of the Policy Month after the deduction of all charges other than the monthly cost of insurance.

Death Benefit Option 2. The net amount at risk is equal to the Face Amount of insurance as of the first day of the Policy Month, divided by 1.0024663.

Since the net amount of risk for Death Benefit Option 1 is based on a formula that includes as factors the Policy Value, the net amount at risk is affected by the investment performance of the underlying investment options chosen, payment of premiums and charges assessed.

The rates for the cost of insurance, as of the Policy Date and subsequently for each Face Amount increase, are based on the life insured’s Age, sex and Risk Classification, the duration that coverage has been in force and the net amount at risk.

The Company applies unisex rates where appropriate under the law. This currently includes the state of Montana and policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs.

The cost of insurance rates reflect the Company’s expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within any class of persons including the life insured. In no event will the cost of insurance rates exceed the guaranteed rates set forth in the Policy except to the extent that an extra charge is imposed because of an additional rating applicable to the life insured. After the first Policy Year, the cost of insurance will generally increase on each Policy Anniversary. The guaranteed rates are based on a unismoker version of the 1980 Commissioners Smoker Distinct, Age Nearest Birthday, Mortality tables. Current cost of insurance rates may be less than the guaranteed rates.

Charges for Transfers

A charge of $25 will be imposed on each transfer in excess of twelve in a Policy Year. The charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by the Company on the same Business Day are treated as a single transfer request.

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Reduction in Charges

The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. The Company reserves the right to reduce any of the Policy’s charges in certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commission or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, expected persistency of the individual Policies, and any other circumstances which the Company believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. The Company may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

SPECIAL PROVISIONS FOR EXCHANGES

The Company will permit owners of certain fixed life insurance contracts issued by the Company to exchange their contracts for the Policies described in this prospectus (and likewise, owners of Policies described in this prospectus may also exchange their Policies for certain fixed life insurance contracts issued by the Company). Policyowners considering an exchange should consult their tax advisor as to the tax consequences of an exchange.

COMPANY TAX CONSIDERATIONS

At the present time, the Company makes no specific charge to the Separate Account for any federal, state, or local taxes that the Company incurs that may be attributable to the Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

POLICY VALUE

Determination of the Policy Value

A Policy has a Policy Value, a portion of which is available to the policyowner by making a policy loan or partial withdrawal, or upon surrender of the Policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.

The Policy Value is affected by the investment performance of the Investment Account chosen and the rate of interest credited if amounts are allocated to the Fixed Account. The Policy Value is also affected by the charges deducted. For a discussion of how these factors affect Policy Value see the “Risks/Benefits Summary.”

Investment Accounts. An Investment Account is established under each Policy for each sub-account of the Separate Account to which net premiums or transfer amounts have been allocated. Each Investment Account under a Policy measures the interest of the Policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the Policy times the value of such units.

Fixed Account. Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by John Hancock USA. For a detailed description of the Fixed Account, see “The General Account — Fixed Account.”

Loan Account. Amounts borrowed from the Policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate which is lower than the amount charged on the outstanding Policy Debt. For a detailed description of the Loan Account, see “Policy Loans — Loan Account”.

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Units and Unit Values

Crediting and Canceling Units. Units of a particular sub-account are credited to a Policy when net premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at the Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.

A Business Day is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange (usually 4:00 p.m. Eastern Time) on that day.

Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business Day, or on a day which is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made on the next Business Day.

Unit Values. For each Business Day the unit value for each sub-account is determined by multiplying the unit value for the immediately preceding Business Day by the net investment factor for the sub-account on such subsequent Business Day.

The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) where:

(a)	is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day; and
(b)	is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day.

The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.

Transfers of Policy Value

Market timing and disruptive trading risks

The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.

Variable investment options in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager‘s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.

To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, (iii) restricting transfers into and out of certain investment options, (iv) restricting the method used to submit transfers, and (v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a

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third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.

While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.

Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraph). In applying this restriction any transfer request involving the transfer of account value into or out of multiple variable investment options will still count as only one request. No more than one transfer request may be made on any day. You may, however, transfer to the Money Market portfolio even if the two transfer per month limit has been reached, but only if 100% of the Policy Value in all variable investment options is transferred to the Money Market portfolio. If such a transfer to the Money Market investment portfolio is made, then, for the 30 calendar day period after such transfer, no transfers from the Money Market portfolio to any other variable investment options or to the Fixed Account may be made. If a policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Policies may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one portfolio into a second portfolio, the values can only be transferred out of the second investment option if they are transferred into the Money Market portfolio; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market portfolio may not be transferred out of the Money Market portfolio into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number or timing of transfers, we will monitor aggregate trades among the sub-accounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.

We reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfer privileges are also subject to any restrictions that may be imposed by the portfolios. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a portfolio.

Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to John Hancock Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

Transfers Involving Fixed Account.

While the policy is in force, you may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:

  within eighteen months after the Issue Date; or
  within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts; or
  within 60 days of the date of notification of such change, whichever is later.
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Such transfers will not count against the twelve transfers that may be made free of charge in any Policy Year.

The maximum amount that you may transfer from the Fixed Account in any one Policy Year is the greater of $2,000, 15% of the Fixed Account value at the previous Policy Anniversary, or the amount transferred out of the Fixed Account during the previous policy year. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market portfolio.

Telephone Transfers. Transfer requests must be in writing in a form satisfactory to us, or by telephone if a currently valid telephone transfer authorization form is on file. Although failure to follow reasonable procedures may result in our being liable for any losses resulting from unauthorized or fraudulent telephone transfers, we will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.

Dollar Cost Averaging. We offer policy owners an optional Dollar Cost Averaging (“DCA”) program. Under the DCA program, we will designate an amount which will be transferred monthly from one Investment Account into any other Investment Account(s) or the Fixed Account. The charge for a transfer made under the DCA program will not exceed $5. We will provide you with 90 days’ written notice of any change in the current charge. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and the policy owner will be so notified.

We reserve the right to cease to offer this program as of 90 days after written notice of termination is sent to you.

Asset Allocation Balancer Transfers. Under the optional Asset Allocation Balancer program, you will designate an allocation of Policy Value among Investment Accounts. At six-month intervals beginning six months after the Policy Date, the Company will transfer amounts among the Investment Accounts as necessary to maintain the policy owner’s chosen allocation. A change to your premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless you either instruct us otherwise or have elected the DCA program. The charge for transfers made under the Asset Allocation Balancer program will not exceed $15. We will provide you with 90 days’ written notice of any change in the current charge.

POLICY LOANS

While a Policy is in force and has an available loan value, a policyowner may borrow against the Policy Value in an amount not to exceed the Maximum Loanable Amount. The Policy serves as the only security for the loan. Policy loans may have tax consequences. See “Tax Treatment of Policy Benefits — Interest on Policy Loans After Year 10” and “Tax Treatment of Policy Benefits — Policy Loan Interest.”

Effect of Policy Loans

A Policy loan will have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying Portfolios or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account. A Policy loan may cause a Policy to be more susceptible to going into default since a policy loan will be reflected in the Net Cash Surrender Value. See “Lapse and Reinstatement.” In addition, a Policy loan may result in a Policy’s failing to satisfy the No-Lapse Guarantee Cumulative Premium Test since the Policy Debt is subtracted from the sum of the premiums paid in determining whether this test is satisfied. Finally, a Policy loan will affect the amount payable on the death of the life insured, since the death benefit is reduced by the Policy Debt at the date of death in arriving at the insurance benefit.

Interest Charged on Policy Loans

Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. During the first 10 Policy Years, the rate of interest charged will be an effective annual rate of 5.25%. Thereafter, the rate of interest charged will be an effective annual rate of 4%. The actual rate charged is equal to the rate of interest charged on the policy loan less the Loan Interest Credited Differential, which is currently 1.25% during the first ten policy years and 0% thereafter, and is guaranteed not to exceed 1.25% during the first ten policy years and 0.5% thereafter. The Company may change the Loan Interest Credited Differential as of 90 days after sending you written notice of such change.

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For a Policy that is not a Modified Endowment Contract (“MEC”), the tax consequences associated with a loan interest credited differential of 0% are unclear. A tax advisor should be consulted before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under federal tax law as a result of the differential between the credited interest rate and the loan interest rate, we retain the right to increase the loan interest rate to an amount that would result in the transaction being treated as a loan under federal tax law. If the interest due on a Policy Anniversary is not paid by the policyowner, the interest will be borrowed against the Policy and added to the Policy Debt.

Interest on the Policy Debt will continue to accrue daily if there is an outstanding loan when monthly deductions and premium payments cease at the life insured’s Attained Age 100. The Policy will go into default at any time the Policy Debt exceeds the Policy Value. At least 61 days prior to termination, the Company will send you a notice of the pending termination. Payment of interest on the Policy Debt during the 61 day grace period will bring the Policy out of default.

Loan Account

When a loan is made, an amount equal to the loan principal, plus interest to the next Policy Anniversary, will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. Amounts transferred into the Loan Account cover the loan principal plus loan interest due to the next Policy Anniversary. The policyowner may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

Interest Credited to the Loan Account. Interest is currently credited to amounts in the Loan Account at an effective annual rate of 4%. This rate is guaranteed not to be less than 3.5%.

Loan Account Adjustments. On the first day of each Policy Anniversary the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. Amounts transferred to the Loan Account will be taken from the Investment Accounts and the Fixed Account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value.

Loan Repayments. You may repay the Policy Debt in whole or in part at any time prior to the death of the life insured, provided that the Policy is in force. When a repayment is made, the amount is credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts. We will allocate loan repayments first to the Fixed Account until the associated Loan Sub-Account is reduced to zero and then to each Investment Account in the same proportion as the value in the corresponding Loan Sub-Account bears to the value of the Loan Account.

Amounts paid to the Company not specifically designated in writing as loan repayments will be treated as premiums. Where permitted by applicable state law, when a portion of the Loan Account amount is allocated to the Fixed Account, the Company may require that any amounts paid to it be applied to outstanding loan balances.

POLICY SURRENDER AND PARTIAL WITHDRAWALS

Policy Surrender

You may surrender a Policy for its Net Cash Surrender Value at any time while a life insured is living. The Net Cash Surrender Value is equal to the Policy Value less any Surrender Charges and outstanding monthly deductions due (the “Cash Surrender Value”) minus the Policy Debt. If there have been any prior Face Amount increases, the Surrender Charge will be the sum of the Surrender Charge for the Initial Face Amount plus the Surrender Charge for each increase. The Net Cash Surrender Value will be determined as of the end of the Business Day on which we receive the Policy and your written request for surrender at our Service Office. After a Policy is surrendered, the insurance coverage and all other benefits under the Policy will terminate.

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Partial Withdrawals

You may make a partial withdrawal of the Net Cash Surrender Value once each Policy Month after the first Policy Anniversary. You may specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. For information on Surrender Charges on a partial withdrawal, see “Charges and Deductions — Surrender Charges.”

Withdrawals will be limited if they would otherwise cause the Face Amount to fall below $500,000.

Reduction in Face Amount due to a Partial Withdrawal. If Death Benefit Option 1 is in effect when a partial withdrawal is made and the death benefit equals the Face Amount, the Face Amount of the Policy will be reduced by the amount of the withdrawal plus any applicable Surrender Charge. Otherwise, if the death benefit is the Minimum Death Benefit as described under “Death Benefit — Minimum Death Benefit,” the Face Amount will be reduced by the amount, if any, by which the withdrawal plus the pro-rata Surrender Charge exceeds the difference between the death benefit and the Face Amount.

If Death Benefit Option 2 is in effect, partial withdrawals do not affect the Face Amount of a Policy.

When the Face Amount of a Policy is based on one or more increases subsequent to issuance of the Policy, a reduction resulting from a partial withdrawal will be applied in the same manner as a requested decrease in Face Amount, i.e., against the Face Amount provided by the most recent increase, then against the next most recent increases successively and finally against the initial Face Amount.

LAPSE AND REINSTATEMENT

Lapse

Unless the No-Lapse Guarantee is in effect, a Policy will go into default if at the beginning of any Policy Month the Policy’s Net Cash Surrender Value would be zero or below after deducting the monthly deduction then due. Therefore, a Policy could lapse eventually if increases in Policy Value (prior to deduction of Policy charges) are not sufficient to cover Policy charges. A lapse could have adverse tax consequences as described under “Tax Considerations — Tax Treatment of Policy Benefits — Surrender or Lapse.” The Company will notify the policyowner of the default and will allow a 61 day grace period in which you may make a premium payment sufficient to bring the Policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two Policy Months thereafter, plus any applicable premium charge. If we do not receive the required payment by the end of the grace period, the Policy will terminate with no value.

No-Lapse Guarantee

In those states where it is permitted, as long as the No-Lapse Guarantee Cumulative Premium Test is satisfied during the No-Lapse Guarantee Period, as described below, the Company will guarantee that the Policy will not go into default even if adverse investment experience or other factors should cause the Policy’s Net Cash Surrender Value to fall to zero or below during such period.

The Monthly No-Lapse Guarantee Premium is one-twelfth of the No-Lapse Guarantee Premium.

The No-Lapse Guarantee Premium is set at issuance of the Policy and reflects any Additional Rating and Supplementary Benefits, if applicable. It is subject to change if there is (i) a change in the Face Amount of the Policy, (ii) a change of the death benefit option, (iii) a decrease in the Face Amount of insurance due to a partial withdrawal, or (iv) any change in the Supplementary Benefits added to the Policy or the Risk Classification of the life insured.

The No-Lapse Guarantee Period is described under “Definitions” in Appendix A.

While the No-Lapse Guarantee is in effect, the Company will determine, at the beginning of any Policy Month that a Policy would otherwise be in default, whether the No-Lapse Guarantee Cumulative Premium Test, described below, has been met. If the test has not been satisfied, the Company will notify the policyowner of that fact and allow a 61-day grace period in

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which you may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification, will be equal to the lesser of:

  the outstanding premium requirement to satisfy the No-Lapse Guarantee Cumulative Premium Test at the date of default plus the Monthly No-Lapse Guarantee Premium due for the next two Policy Months, or the amount necessary to bring the Net Cash Surrender Value to zero plus the monthly deductions due, plus the next two monthly deductions plus the applicable premium charge.

If we do not receive the required payment by the end of the grace period, the No-Lapse Guarantee and the Policy will terminate.

No-Lapse Guarantee Cumulative Premium Test. The No-Lapse Guarantee Cumulative Premium Test is satisfied if, as of the beginning of the Policy Month that your Policy would otherwise be in default, the sum of all premiums paid to date, less any Policy Debt and less any gross withdrawals taken on or before the date of the test, is equal to or exceeds the sum of the Monthly No-Lapse Guarantee Premiums due from the Policy Date to the date of the test.

Death During Grace Period. If the life insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.

Reinstatement

A policyowner may, by making a written request, reinstate a Policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

  Evidence of the life insured’s insurability, satisfactory to the Company, is provided to the Company; and
  A premium equal to the amount that was required to bring the Policy out of default immediately prior to termination, plus the amount needed to keep the Policy in force to the next scheduled date for payment of the Planned Premium, must be paid to the Company.

If the reinstatement is approved, the date of reinstatement will be the later of the date we approve the policyowner’s request or the date we receive the required payment at our Service Office. In addition, any Surrender Charges will be reinstated to the amount they were at the date of default. The Policy Value on the date of reinstatement, prior to the crediting of any Net Premium paid on the reinstatement, will be equal to the Policy Value on the date the Policy terminated. Any Policy Debt not paid upon termination of a Policy will be reinstated if the Policy is reinstated.

THE GENERAL ACCOUNT

The general account of John Hancock USA consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, John Hancock USA has sole discretion over the investment of the assets of the general account.

By virtue of exclusionary provisions, interests in the general account of John Hancock USA have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

Fixed Account

A policyowner may elect to allocate net premiums to the Fixed Account or to transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. The Company will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in its general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.

Policy Value in the Fixed Account. The Policy Value in the Fixed Account is equal to:

  the portion of the net premiums allocated to it; plus
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  any amounts transferred to it; plus
  interest credited to it; less
  any charges deducted from it; less
  any partial withdrawals from it; less
  any amounts transferred from it.

Interest in the Fixed Account. An allocation of Policy Value to the Fixed Account does not entitle the policyowner to share in the investment experience of the general account. Instead, we guarantee that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of the general account. Consequently, if you pay the planned premiums, allocate all net premiums only to the general account and make no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit of the Policy will be determinable and guaranteed.

OTHER PROVISIONS OF THE POLICY

Cash Value Enhancement Riders

The Policy may be issued with one of two optional Cash Value Enhancement riders: (1) the Cash Value Enhancement Rider or (2) the Cash Value Enhancement Plus Rider. The decision to add either one of these two riders to a Policy must be made at issuance of the Policy and, once made, is irrevocable. The benefit of these riders is that the Cash Surrender Value of a Policy is enhanced during the period for which Surrender Charges are applicable. Under the Cash Value Enhancement Rider, the enhancement is provided by reducing the Surrender Charge that would otherwise have applied upon Policy surrender or lapse. The Cash Value Enhancement Rider does not apply to decreases in Face Amount or partial withdrawals. Under the Cash Value Enhancement Plus Rider, there will be no Surrender Charge.

Under each of the riders, the enhancement in Cash Surrender Value is equal to the Surrender Charge multiplied by the applicable Cash Value Enhancement Factor. The applicable Cash Value Enhancement Factors under the two riders during the Surrender Charge Period are set forth below:

Cash Value Enhancement Factors (Applicable to Initial Face Amount and Subsequent Increases)
Policy Year	Cash Value Enhancement Rider	Cash Value Enhancement Plus Rider
1	90	100
2	80	100
3	60	100
4	40	100
5	20	100
6+	0	100

Adding either of the Cash Value Enhancement riders to a Policy will alter certain of the charges under the Policy, as illustrated in the following table. There will be no change in the monthly administration and cost of insurance charges under the Policy.

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Comparative Monthly Charges with Addition of Cash Value Enhancement Riders
Charges	The Policy
Premium Charge	7.5% for first 10 Policy Years and 5% thereafter
Asset-Based Risk Charge	0% (guaranteed not to exceed 0.03%)
The Policy with Cash Value Enhancement Rider
Premium Charge	8.5% for first 10 Policy Years and 5.5% thereafter
Asset-Based Risk Charge	0% (guaranteed not to exceed 0.03%)
The Policy with Cash Value Enhancement Plus Rider
Premium Charge	3.25% for first 10 Policy Years and 2.25% thereafter
Asset-Based Risk Charge	0.08% for the first 15 Policy Years (guaranteed not to exceed 0.11%) and 0.02% thereafter (guaranteed not to exceed 0.05%)

Return of Premium Death Benefit Rider

The Policy may be issued with an optional Return of Premium Death Benefit rider if death benefit Option 1 is elected. This rider provides an additional death benefit payable upon the death of the life insured after the Company receives due proof of death. The Return of Premium Death Benefit is calculated as follows:

The Return of Premium Rider death benefit is equal to the initial premium. Any subsequent premiums will increase the rider death benefit at the time of the premium payment by the amount of the premium. Any partial withdrawal will reduce the death benefit at the time of withdrawal by an amount equal to the withdrawal plus any applicable Surrender Charge (except that the rider death benefit will not be reduced to less than zero).

Cessation of Increases. Increases in the Return of Premium Death Benefit coverage will cease at the earlier of:

  the Policy Anniversary coincident with or next following the date we receive your written request for cessation of any further increases;
  the beginning of the Policy Month coincident with or next following the date we approve your written request for a change to Death Benefit Option 2; or
  the date as of which Monthly Deductions cease and no further premiums may be paid in determining the amount of the Return of Premium death benefit coverage.

Decreases in Coverage. The Return of Premium Death Benefit may be decreased if requested by the policyowner. The decrease will take effect at the beginning of the Policy Month on or next following the date the Company approves the request. The Return of Premium Death Benefit Rider coverage will be reduced by the amount of the requested decrease. Decreases in the death benefit are not subject to pro-rata Surrender Charges.

Partial Withdrawals. If the Policyowner makes a written request for a partial withdrawal of net cash surrender value while this rider is inforce, the Company will process the withdrawal so that it first reduces the amount of the Return of Premium Death Benefit coverage. Any withdrawals will be subject to a pro-rata surrender charge as described under “Charges and Deductions — Surrender Charges.” In addition, the Face Amount will be reduced by the amount by which the withdrawal plus the Surrender Charge exceeds the amount of the Return of Premium Death Benefit Rider.

No Lapse Guarantee. The No Lapse Guarantee provisions of the Policy apply to the Return of Premium Rider Death Benefit for the first two Policy Years only.

Policyowner Rights

Unless otherwise restricted by a separate agreement, the policyowner may, until the life insured’s death:

  Vary the premiums paid under the Policy.
  Change the death benefit option.
  Change the premium allocation for future premiums.
  Take loans and/or partial withdrawals.
  Surrender the contract.
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  Transfer ownership to a new owner.
  Name a contingent owner that will automatically become owner if the policyowner dies before the insured.
  Change or revoke a contingent owner.
  Change or revoke a beneficiary.

Assignment of Rights. John Hancock USA will not be bound by an assignment until it receives a copy of the assignment at its Service Office. We assume no responsibility for the validity or effects of any assignment.

Beneficiary

One or more beneficiaries of the Policy may be appointed by the policyowner by naming them in the application. Beneficiaries may be appointed in three classes — primary, secondary, and final. Beneficiaries in the same class will share equally in the insurance benefit payable to them. Beneficiaries may be revocable or irrevocable. Unless an irrevocable designation has been elected, you may change the beneficiary by giving written notice to the Company in a form satisfactory to us. The change will take effect as of the date such notice is signed. If the life insured dies and there is no surviving beneficiary, the policyowner, or the policyowner’s estate if the policyowner is the life insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the life insured, we will pay the insurance benefit as if the beneficiary had died before the life insured.

Validity

The Company will not contest the validity of a Policy after it has been in force during any life insured’s lifetime for two years from the Issue Date. We will not contest the validity of an increase in Face Amount, after such increase or addition has been in force during the lifetime of the life insured for two years. If a Policy has been reinstated and been in force during the lifetime of the life insured for less than two years from the reinstatement date, the Company can contest any misrepresentation of a fact material to the reinstatement.

Misstatement of Age or Sex

If the stated age or sex, or both, of the life insured in the Policy are incorrect, we will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.

Suicide Exclusion

If the life insured dies by suicide within two years after the Issue Date (or within the maximum period permitted by the state in which the Policy was delivered, if less than two years), the Policy will terminate and the Company will pay only the premiums paid less any partial Net Cash Surrender Value withdrawal and less any Policy Debt.

If the life insured dies by suicide within two years after the effective date of an increase in Face Amount, the death benefit for that increase will be limited to the Monthly Deductions taken for the increase.

The Company reserves the right to obtain evidence of the manner and cause of death of the life insured.

Supplementary Benefits

Subject to certain requirements, one or more Supplementary Benefits may be added to a Policy, including those providing a death benefit guarantee, term insurance for an additional insured, providing accidental death coverage, waiving monthly deductions upon disability, accelerating benefits in the event of a terminal illness, and, in the case of corporate-owned policies, permitting a change of the life insured (a taxable event). More detailed information concerning these supplementary benefits may be obtained from an authorized agent of the Company. The cost, if any, for supplementary benefits will be deducted as part of the monthly deductions.

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Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.)

Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An

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exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Separate Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

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The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

  First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
  Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
  Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
  is made on or after the date on which the policy owner attains age 59½;
  is attributable to the policy owner becoming disabled; or
  is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued.

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If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

OTHER INFORMATION

Payment of Proceeds

As long as the Policy is in force, John Hancock USA will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at its Service Office of all the documents required for such a payment. We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit on all amounts in a John Hancock retained asset account. Please contact our Service Office for more information.

The Company may delay for up to six months the payment from the Fixed Account of any policy loans, surrenders, partial withdrawals, or insurance benefit. In the case of any such payments from any Investment Account, the Company may delay payment during any period during which (i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings), (ii) trading on the New York Stock Exchange is restricted, and (iii) an emergency exists, as determined by the SEC, as a result of which disposal of securities held in the Separate Account is not reasonably practicable

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or it is not reasonably practicable to determine the value of the Separate Account’s net assets; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.

Reports to Policyowners

Within 30 days after each Policy Anniversary, John Hancock USA will send the policyowner a statement showing, among other things:

  the amount of death benefit;
  the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;
  the value of the units in each Investment Account to which the Policy Value is allocated;
  the Policy Debt and any loan interest charged since the last report;
  the premiums paid and other Policy transactions made during the period since the last report; and
  any other information required by law.

Each policyowner will also be sent an annual and a semi-annual report for the Trust, which will include a list of the securities held in each Portfolio as required by the 1940 Act.

Distribution of policies

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 601 Congress Street, Boston, MA 02210 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate, Signator Investors, Inc., is one such broker-dealer. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.

Compensation

The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer, Signator Investors, Inc., may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.

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You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 135% of the target premium paid in the first policy year, and 5% of the target premium paid in years 2-10. Compensation on any premium paid in excess of target premium will not exceed 8% in year 1 and 5% in years 2-10. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).

Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

Responsibilities of John Hancock USA

John Hancock USA entered into an agreement with JH Distributors pursuant to which John Hancock USA, on behalf of JH Distributors will pay the sales commissions in respect of the policies and certain other policies issued by John Hancock USA, prepare and maintain all books and records required to be prepared and maintained by JH Distributors with respect to the policies and such other policies, and send all confirmations required to be sent by JH Distributors with respect to the policies and such other policies. JH Distributors will promptly reimburse John Hancock USA for all sales commissions paid by John Hancock USA and will pay John Hancock USA for its other services under the agreement in such amounts and at such times as agreed to by the parties.

Finally, John Hancock USA may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of the insured.

Voting Rights

As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular portfolio. John Hancock USA is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders’ meeting. However, John Hancock USA will vote shares held in the sub-accounts in accordance with instructions received from policy owners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policy owners are received, including shares not attributable to the policies, will be voted by John Hancock USA in the same proportion as those shares in that sub-account for which

44

instructions are received. Should the applicable federal securities laws or regulations change so as to permit John Hancock USA to vote shares held in the Separate Account in its own right, it may elect to do so.

The number of shares in each sub-account for which instructions may be given by a policy owner is determined by dividing the portion of the policy value derived from participation in that sub-account, if any, by the value of one share of the corresponding portfolio. The number will be determined as of a date chosen by John Hancock USA, but not more than 90 days before the shareholders’ meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.

John Hancock USA may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the portfolios, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that John Hancock USA reasonably disapproves such changes in accordance with applicable federal regulations. If John Hancock USA disregards voting instructions, it will advise policy owners of that action and its reasons for such action in the next communication to policy owners.

Substitution of Portfolio Shares

It is possible that in the judgment of the Company, one or more of the portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, John Hancock USA may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and one or more state insurance departments may be required.

John Hancock USA reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or (vi) to transfer assets from the Separate Account to another separate account and from another separate account to the Separate Account. We also reserve the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.

Records and Accounts

The Service Office will perform administrative functions, such as decreases, increases, surrenders and partial withdrawals, and fund transfers on behalf of the Company.

All records and accounts relating to the Separate Account and the portfolios will be maintained by the Company. All financial transactions will be handled by the Company. All reports required to be made and information required to be given will be provided by the Company.

State Regulation

John Hancock USA is subject to the regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The policies have been filed with insurance officials in each jurisdiction where they are sold.

John Hancock USA is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

Optional Term Rider

The Policy may be issued with an optional term insurance rider (the “Term Rider”). The benefit of the term rider is that the cost of insurance will always be less than or equal to the cost of insurance on the Policy. However, unlike the death benefit

45

under the Policy, the death benefit under the Term Rider is not protected by the no lapse guarantee after the second Policy Year and terminates at age 100.

Financial statements reference

The financial statements of John Hancock USA and the Separate Account can be found in the Statement of Additional Information. The financial statements of John Hancock USA should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon the ability of John Hancock USA to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.

Registration statement filed with the SEC

This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2012, and for each of the two years in the period ended December 31, 2012, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

46

APPENDIX A: DEFINITIONS

Additional Rating: is an increase to the Cost of Insurance Rate for insureds who do not meet, at a minimum, the Company’s underwriting requirements for the standard Risk Classification.

Attained Age: is the Age at issue plus the number of whole years that have elapsed since the Policy Date.

Business Day: is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled daytime trading of the New York Stock Exchange on that day.

Cash Surrender Value: is the Policy Value less the Surrender Charge and any outstanding monthly deductions due.

Gross Withdrawal: is the amount of partial Net Cash Surrender Value the policyowner requests plus any Surrender Charge applicable to the withdrawal.

Effective Date: is the date the underwriters approve issuance of the Policy. If the Policy is approved without the initial premium, the Effective Date will be the date the Company receives at least the minimum initial premium at our Service Office. The Company will take the first Monthly Deduction on the Effective Date.

Fixed Account: is that part of the Policy Value which reflects the value the policyowner has in the general account of the Company.

Investment Account: is that part of the Policy Value which reflects the value the policyowner has in one of the sub-accounts of the Separate Account.

Issue Date: is the date the Company issued the Policy. The Issue Date is also the date from which the Suicide and Validity provisions of the Policy are measured.

Life Insured: is the person whose life is insured under this Policy.

Loan Account: is that part of the Policy Value which reflects the value transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.

Loan Interest Credited Differential: is the difference between the rate of interest charged on a Policy Loan and the rate of interest credited to amounts in the Loan Account.

Maximum Loanable Amount: is 100% of the Policy Net Cash Surrender Value less estimated charges to the next Policy anniversary, including loan interest.

Minimum Death Benefit: is on any date the Policy Value on that date multiplied by the applicable minimum death benefit percentage for the Attained Age of the life insured.

Monthly No-Lapse Guarantee Premium: is one-twelfth of the No-Lapse Guarantee Premium.

Net Cash Surrender Value: is the Cash Surrender Value less the Policy Debt.

Net Policy Value: is the Policy Value less the value in the Loan Account.

Net Premium: is the gross premium paid less the Premium Charge. It is the amount of premium allocated to the Fixed Account and/or Investment Accounts.

No-Lapse Guarantee: is a provision of the Policy which occurs when the Policy is in the No-Lapse Guarantee Period, and meets the No-Lapse Guarantee Cumulative Premium Test. If such a condition is met the Policy will not lapse, even when the Net Cash Surrender Value falls to or below zero.

No-Lapse Guarantee Period: is the period, set at issue, during which the No-Lapse Guarantee is provided. The No-Lapse Guarantee period is fixed at the lesser of (a) twenty years or (b) the number of years remaining until the life insured’s age is 95, depending upon applicable state law requirements. Certain states may have a shorter guarantee period. The No Lapse Guarantee Period for a particular Policy is stated in the Policy.

No-Lapse Guarantee Premium: is the annual premium used to determine the Monthly No-Lapse Guarantee Premium. It is set at issue and is recalculated, prospectively, whenever any of the following changes occur under the Policy:

  the Face Amount of insurance changes.
  a Supplementary Benefit is added, changed or terminated.
47

  the Risk Classification of the life insured changes.
  a temporary Additional Rating is added (due to a face amount increase), or terminated.
  the death benefit option changes.

No-Lapse Guarantee Cumulative Premium: is the minimum amount due to satisfy the No-Lapse Guarantee Cumulative Premium Test. This amount equals the sum, from issue to the date of the test, of the Monthly No-Lapse Guarantee Premiums.

No-Lapse Guarantee Cumulative Premium Test: is a test that, if satisfied, during the No Lapse Guarantee Period will keep the policy in force when the Net Cash Surrender Value is less than zero. The test is satisfied if the sum of all premiums paid, less any Gross Withdrawals and less any Policy Debt, is greater than or equal to the sum of the monthly No-Lapse Guarantee Premiums due since the Policy Date.

Policy Date: is the date coverage takes effect under the Policy, provided the Company receives the minimum initial premium at its Service Office, and is the date from which charges for the first monthly deduction are calculated, and the date from which Policy Years, Policy Months, and Policy Anniversaries are determined.

Policy Debt: as of any date equals (a) plus (b) plus (c) minus (d), where:

(a)	is the total amount of loans borrowed as of such date;
(b)	is the total amount of any unpaid loan interest charges which have been borrowed against the Policy on a Policy Anniversary;
(c)	is any interest charges accrued from the last Policy Anniversary to the current date; and
(d)	is the total amount of loan repayments as of such date.

Policy Value: is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.

Service Office Address: is 197 Clarendon Street, Boston, MA 02116-5010.

Surrender Charge Period: is the period following the Policy Date or following any increase in Face Amount during which the Company will assess Surrender Charges. Surrender Charges will apply during this period if the policy terminates due to default, if the policyowner surrenders the policy or makes a partial withdrawal.

Surrender Charge Premium Limit: is used to determine the Surrender Charge. The Surrender Charge Premium Limit for the initial Face Amount is stated in the Policy. The Company will advise the policyowner of the Surrender Charge Premium Limit for any increase in Face Amount.

Written Request: is the policyowner’s request to the Company which must be in a form satisfactory to the Company, signed and dated by the policyowner, and received at the Service Office.

48

In addition to this prospectus, John Hancock USA has filed with the SEC a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements for John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.

JOHN HANCOCK USA SERVICE OFFICE
Principal Office & Express Delivery	Mail Delivery
197 Clarendon Street Boston, MA 02116-5010	1 John Hancock Way, Suite 1350 Boston, MA 02217-1099
Phone:	Fax:
1-800-827-4546	1-416-926-5339

Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act File No. 811-4834  —  1933 Act File No. 333-85284

Statement of Additional Information
dated April 29, 2013

for interests in

John Hancock Life Insurance Company (U.S.A.) Separate Account A
(Name of Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)
(Name of Depositor)

This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting the John Hancock USA Service Office by mail or telephone at the address or telephone number listed on the back page of the prospectus.

Contents of this SAI	Page No.
Description of the Depositor	2
Description of the Registrant	2
Services	2
Independent registered public accounting firm	2
Legal and Regulatory Matters	2
Principal Underwriter/Distributor	3
Additional Information About Charges	3
Reduction in Charges	4
Financial Statements of Registrant and Depositor	F-1

Description of the Depositor

Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” John Hancock USA (“Depositor”) is a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. The Depositor is a licensed life insurance company in the District of Columbia and all states of the United States except New York. Until 2004, the Depositor was known as The Manufacturers Life Insurance Company (U.S.A.).

The Depositor’s ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Description of the Registrant

Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Registrant” or “Separate Account”), is a separate account established by the Depositor under Michigan law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Separate Account. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of the Depositor.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

Administration of policies issued by the Depositor and of registered separate accounts organized by the Depositor may be provided by other affiliates. Neither the Depositor nor the separate accounts are assessed any charges for such services.

Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is 2 Avenue De Lafayette, LCC5N, Boston, Massachusetts, 02111.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2012, and for each of the two years in the period ended December 31, 2012, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Legal and Regulatory Matters

There are no legal proceedings to which the Depositor, the Separate Account or the principal underwriter is a party or to which the assets of the Separate Account are subject that are likely to have a material adverse effect on the Separate Account or the ability of the principal underwriter to perform its contract with the Separate Account or of the Depositor to meet its obligations under the policies.

2

Principal Underwriter/Distributor

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with the Depositor, is the principal distributor and underwriter of the securities offered through the prospectus. JH Distributors acts as the principal distributor of a number of other life insurance and annuity products we and our affiliates offer or maintain. JH Distributors also acts as the principal underwriter of John Hancock Variable Insurance Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other life insurance and annuity products we offer or maintain.

JH Distributors’ principal address is 601 Congress Street, Boston, MA 02210, and it also maintains offices with us at 197 Clarendon Street, Boston, MA 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate Signator Investors, Inc. is one such broker-dealer.

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2012, 2011, and 2010 was $156,801,522, $158,741,294 and $145,301,936, respectively. JH Distributors did not retain any of these amounts during such periods.

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

  Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
  Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.
  Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

Our affiliated broker-dealer, Signator Investors, Inc., may pay its respective registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Additional Information About Charges

A policy will not be issued until the underwriting process has been completed to our satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

3

Reduction in Charges

The policy may be available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. We reserve the right to reduce any of the policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. We may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

333-85284	333-131299	333-153252
333-88748	333-141692	333-157212
333-71136	333-148991	333-179570
333-100597	333-151630
333-124150
4

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2012, 2011, and 2010

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (U.S.A.) (the Company) as of December 31, 2012 and 2011, and the related consolidated statements of operations, comprehensive income (loss), changes in shareholder’s equity, and cash flows for each of the three years in the period ended December 31, 2012. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company at December 31, 2012 and 2011, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2012 the Company changed its method of accounting for costs relating to the acquisition of insurance contracts; in 2011 the Company changed its method of accounting for separate account assets; and in 2010 the Company changed its method of accounting and reporting for variable interest entities.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 27, 2013

F-1

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS

	December 31,
	2012	2011

	(in millions)
Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2012—$58,066; 2011—$63,649)	$64,996	$69,225
Held-for-trading—at fair value (amortized cost: 2012—$1,351; 2011—$1,420) (includes variable interest entity assets of $62 and $177 at December 31, 2012 and 2011, respectively)	1,441	1,477
Equity securities:
Available-for-sale—at fair value (amortized cost: 2012—$294; 2011—$358)	386	439
Held-for-trading—at fair value (amortized cost: 2012—$123; 2011—$97)	130	97
Mortgage loans on real estate	13,192	13,974
Investment real estate, agriculture, and timber	5,316	4,304
Policy loans	5,264	5,220
Short-term investments	2,166	1,618
Other invested assets	4,887	4,501

Total Investments	97,778	100,855
Cash and cash equivalents (includes variable interest entity assets of $8 and $18 at December 31, 2012 and 2011, respectively)	3,511	3,296
Accrued investment income (includes variable interest entity assets of $1 and $3 at December 31, 2012 and 2011, respectively)	1,039	1,065
Goodwill	953	953
Value of business acquired	1,196	1,321
Deferred policy acquisition costs and deferred sales inducements	5,913	6,298
Amounts due from and held for affiliates	3,805	3,808
Intangible assets	1,250	1,270
Reinsurance recoverable	12,812	11,263
Derivative assets	11,853	11,953
Current income tax receivable	135	20
Amounts on deposit with reinsurers	6,763	-
Other assets	2,740	2,444
Separate account assets	140,626	129,326

Total Assets	$290,374	$273,872

The accompanying notes are an integral part of these consolidated financial statements.

F-2

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS – (CONTINUED)

	December 31,
	2012	2011

	(in millions)
Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$92,264	$88,989
Policyholders’ funds	6,788	7,162
Unearned revenue	1,466	1,966
Unpaid claims and claim expense reserves	1,269	1,445
Policyholder dividends payable	497	558
Amounts due to affiliates	2,490	2,556
Short-term debt	14	11
Long-term debt (includes variable interest entity liabilities of $47 and $139 at December 31, 2012 and 2011, respectively)	520	627
Consumer notes	716	819
Deferred income tax liability	4,218	3,922
Coinsurance funds withheld	6,275	5,452
Payables for collateral on derivatives	2,126	1,446
Derivative liabilities (includes variable interest entity liabilities of $0 and $4 at December 31, 2012 and 2011, respectively)	8,439	7,813
Other liabilities (includes variable interest entity liabilities of $3 and $4 at December 31, 2012 and 2011, respectively)	4,006	4,163
Separate account liabilities	140,626	129,326

Total Liabilities	271,714	256,255

Commitments, Guarantees, Contingencies, and Legal Proceedings

Shareholder’s Equity
Preferred stock ($1.00 par value; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2012 and 2011)	-	-
Common stock ($1.00 par value; 50,000,000 shares authorized; 4,728,939 shares issued and outstanding at December 31, 2012 and 2011)	5	5
Additional paid-in capital	12,790	12,789
Retained earnings	247	406
Accumulated other comprehensive income	5,405	4,158

Total Company Shareholder’s Equity	18,447	17,358
Noncontrolling interests	213	259

Total Shareholder’s Equity	18,660	17,617

Total Liabilities and Shareholder’s Equity	$290,374	$273,872

The accompanying notes are an integral part of these consolidated financial statements.

F-3

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years ended December 31,
	2012	2011	2010

	(in millions)
Revenues
Premiums	$2,799	$2,996	$3,632
Fee income	4,724	5,717	3,771
Net investment income	4,559	4,989	4,496
Net realized investment and other gains (losses):
Total other-than-temporary impairment losses	(125)	(93)	(176)
Portion of loss recognized in other comprehensive income	26	21	57

Net impairment losses recognized in earnings	(99)	(72)	(119)
Other net realized investment and other gains (losses)	(2,069)	3,207	201

Total net realized investment and other gains (losses)	(2,168)	3,135	82
Other revenue	143	124	200

Total revenues	10,057	16,961	12,181

Benefits and expenses
Benefits to policyholders	6,401	7,639	6,611
Policyholder dividends	663	811	846
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,385	2,841	682
Goodwill impairment	-	500	1,600
Other operating costs and expenses	2,374	6,313	3,230

Total benefits and expenses	10,823	18,104	12,969

Income (loss) before income taxes	(766)	(1,143)	(788)

Income tax expense (benefit)	(633)	(332)	176

Net income (loss)	(133)	(811)	(964)

Less: net income (loss) attributable to noncontrolling interests	26	44	36

Net income (loss) attributable to the Company	$(159)	$(855)	$(1,000)

The accompanying notes are an integral part of these consolidated financial statements.

F-4

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

	Years ended December 31,
	2012	2011	2010

	(in millions)
Net income (loss)	$(133)	$(811)	$(964)

Other comprehensive income (loss), net of tax
Change in unrealized investment gains (losses):
Unrealized investment gains (losses) arising during the period	1,544	1,937	1,291
Reclassification adjustment for (gains) losses realized in net income	(686)	(692)	(510)
Change in foreign currency translation adjustment	(50)	13	(53)
Change in pension and postretirement benefits:
Prior service cost	-	-	(2)
Net actuarial loss	-	-	9
Change in net unrealized gain on split-dollar life insurance benefit	-	-	2
Change in unrealized gains (losses) on derivative instruments designated as cash flow hedges:
Unrealized gains (losses) on the effective portion of the change in fair value of cash flow hedges	648	1,777	(37)
Reclassification of net cash flow hedge (gains) losses to net income	(209)	(59)	(129)
Transfer of certain pension and postretirement benefit plans to Parent	-	-	473

Total other comprehensive income (loss), net of tax	1,247	2,976	1,044

Total comprehensive income (loss)	$1,114	$2,165	$80

Income taxes included in other comprehensive income (loss)
Change in unrealized investment gains (losses):
Income tax expense (benefit) from unrealized investment gains arising during the period	831	1,044	696
Income tax (expense) benefit related to reclassification adjustment for gains realized in net income (loss)	(369)	(373)	(275)
Change in pension and postretirement benefits:
Income tax expense (benefit) related to change in prior service cost	-	-	(1)
Income tax expense (benefit) from change in net actuarial loss	-	-	5
Change in income tax expense (benefit) from change in net unrealized gain on split-dollar life insurance benefit	-	-	1
Change in unrealized gains (losses) on derivative instruments designated as cash flow hedges:
Income tax expense (benefit) from unrealized gains on the effective portion of the change in fair value cash flow hedges	349	957	(20)
Income tax (expense) benefit related to reclassification of net cash flow hedge gains to net income (loss)	(113)	(32)	(69)
Income tax expense (benefit) related to transfer of certain pension and postretirement benefit plans to Parent	-	-	255

Total income tax expense (benefit) in other comprehensive income (loss)	$698	$1,596	$592

The accompanying notes are an integral part of these consolidated financial statements.

F-5

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity attributable to the Company	Non-controlling Interests	Total Shareholders’s Equity	Outstanding Shares

	(in millions, except for shares outstanding)							(in thousands)
Balance at January 1, 2010 (as previously reported)	$5	$12,427	$2,822	$129	$15,383	$193	$15,576	4,829
Cumulative effect of change in accounting principle, net of tax (Note 1)	-	-	(595)	9	(586)	-	(586)

Balance at January 1, 2010 (as currently reported)	$5	$12,427	$2,227	$138	$14,797	$193	$14,990	4,829
Net income (loss)	-	-	(1,000)	-	(1,000)	36	(964)
Other comprehensive income (loss), net of tax	-	-	-	571	571	-	571
Adoption of ASC 810, consolidation of variable interest entities	-	-	(2)	-	(2)	45	43
Share-based payments	-	12	-	-	12	-	12
Contributions from noncontrolling interests	-	-	-	-	-	23	23
Distributions to non-controlling interests	-	-	-	-	-	(52)	(52)
Transfer of certain pension and postretirement benefit plans to Parent	-	(13)	-	473	460	-	460
Capital contribution from Parent	-	350	-	-	350	-	350

Balance at December 31, 2010	$5	$12,776	$1,225	$1,182	$15,188	$245	$15,433	4,829

The accompanying notes are an integral part of these consolidated financial statements.

F-6

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY – (CONTINUED)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity attributable to the Company	Non-controlling Interests	Total Shareholders’s Equity	Outstanding Shares

	(in millions, except for shares outstanding)							(in thousands)
Balance at January 1, 2011	$5	$12,776	$1,225	$1,182	$15,188	$245	$15,433	4,829
Cumulative effect of change in accounting principle, net of tax (Note 1)	-	-	36	-	36	-	36

Balance at January 1, 2011	$5	$12,776	$1,261	$1,182	$15,224	$245	$15,469	4,829
Net income (loss)	-	-	(855)	-	(855)	44	(811)
Other comprehensive income (loss), net of tax	-	-	-	2,976	2,976	-	2,976
Share-based payments	-	13	-	-	13	-	13
Contributions from noncontrolling interests	-	-	-	-	-	64	64
Distributions to non-controlling interests	-	-	-	-	-	(94)	(94)

Balance at December 31, 2011	$5	$12,789	$406	$4,158	$17,358	$259	$17,617	4,829

Net income (loss)	-	-	(159)	-	(159)	26	(133)
Other comprehensive income (loss), net of tax	-	-	-	1,247	1,247	-	1,247
Share-based payments	-	3	-	-	3	-	3
Acquisition of noncontrolling interests	-	(2)	-	-	(2)	-	(2)
Contributions from noncontrolling interests	-	-	-	-	-	42	42
Distributions to non-controlling interests	-	-	-	-	-	(114)	(114)

Balance at December 31, 2012	$5	$12,790	$247	$5,405	$18,447	$213	$18,660	4,829

The accompanying notes are an integral part of these consolidated financial statements.

F-7

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years ended December 31,
	2012	2011	2010

	(in millions)
Cash flows from operating activities:
Net income (loss)	$(133)	$(811)	$(964)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	(5)	27	174
Net realized investments and other (gains) losses	2,168	(3,135)	(82)
Change in expected internal rate of return on leveraged leases	247	-	118
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,385	2,841	682
Capitalization of deferred policy acquisition costs and deferred sales inducements	(719)	(766)	(1,039)
Goodwill impairment	-	500	1,600
Depreciation and amortization	152	140	132
Net cash flows from trading securities	73	234	143
(Increase) decrease in accrued investment income	27	(91)	(77)
(Increase) decrease in other assets and other liabilities, net	(752)	521	151
Increase (decrease) in policyholder liabilities and accruals, net	(1,279)	3,980	1,305
Interest credited to policyholder liabilities	1,180	1,156	1,148
Increase (decrease) in deferred income taxes	(378)	(100)	401

Net cash provided by (used in) operating activities	1,966	4,496	3,692

Cash flows from investing activities:
Sales of:
Fixed maturities	21,625	27,779	20,277
Equity securities	264	233	1,153
Mortgage loans on real estate	1,347	1,367	961
Investment real estate, agriculture, and timber	42	43	22
Other invested assets	527	122	377
Maturities, prepayments, and scheduled redemptions of:
Fixed maturities	1,369	2,316	1,834
Mortgage loans on real estate	338	367	383
Other invested assets	238	267	233
Purchases of:
Fixed maturities	(22,647)	(31,201)	(27,115)
Equity securities	(193)	(185)	(1,118)
Investment real estate, agriculture, and timber	(1,134)	(814)	(602)
Other invested assets	(1,082)	(943)	(1,031)
Mortgage loans on real estate issued	(1,821)	(2,443)	(2,117)
Net (purchases) redemptions of short-term investments	(548)	(147)	2,501
Other, net	(27)	111	15

Net cash provided by (used in) investing activities	(1,702)	(3,128)	(4,227)

The accompanying notes are an integral part of these consolidated financial statements.

F-8

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS – (CONTINUED)

	Years ended December 31,
	2012	2011	2010

	(in millions)
Cash flows from financing activities:
Capital contribution from Parent	-	-	350
Increase (decrease) in amounts due to affiliates	(37)	63	(1,254)
Universal life and investment-type contract deposits	3,090	3,573	4,015
Universal life and investment-type contract maturities and withdrawals	(3,083)	(4,168)	(4,269)
Net transfers from (to) separate accounts related to universal life and investment-type contracts	512	156	7
Excess tax benefits related to share-based payments	-	-	5
Repayments of consumer notes, net	(103)	(147)	(239)
Issuance of short-term debt	2	6	2
Repayments of short-term debt	-	(2)	(1)
Issuance of long-term debt	1	1	2
Repayments of long-term debt	(106)	(213)	(101)
Contributions from noncontrolling interests	42	64	23
Distributions to noncontrolling interests	(114)	(94)	(52)
Unearned revenue on financial reinsurance	(254)	(82)	(112)
Net reinsurance recoverable	1	(1)	(23)

Net cash provided by (used in) financing activities	(49)	(844)	(1,647)

Net increase (decrease) in cash and cash equivalents	215	524	(2,182)
Adoption of ASC 810, consolidation of variable interest entities	-	-	39
Cash and cash equivalents at beginning of year	3,296	2,772	4,915

Cash and cash equivalents at end of year	$3,511	$3,296	$2,772

Non-cash financing activities during the year:
Transfer of assets for fixed deferred annuity reinsurance transactions	$(6,768)	$-	$-
Transfer of certain pension and postretirement benefit plans to Parent	-	-	(13)

The accompanying notes are an integral part of these consolidated financial statements.

F-9

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company (U.S.A.) (“JHUSA”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

JHUSA and its subsidiaries (“the Company”) provide a wide range of insurance and investment products to both individual and institutional customers located primarily in the United States. These products, including individual life insurance, individual and group long-term care insurance, and mutual funds, are sold through an extensive network of agents, securities dealers, and other financial institutions. The Company also offers investment management services to the Company’s separate account, mutual fund, and institutional customers. The Company suspended sales of all its individual and group fixed and variable annuities. The Company is licensed to sell insurance in 50 states of the United States.

The Company manages individual and group fixed and variable annuity, and individual life insurance contracts (collectively, the contracts) for both individual and institutional customers. Amounts invested in the fixed portion of the contracts are allocated to the general account of the Company. Amounts invested in the variable portion of the contracts are allocated to the separate accounts of the Company. Each of these separate accounts invests in shares of one of the various portfolios of the John Hancock Variable Insurance Trust (“JHVIT”), a no-load, open-end investment management company organized as a Massachusetts business trust, or in open-end investment management companies offered and managed by unaffiliated third parties.

Basis of Presentation. These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from these estimates.

The accompanying consolidated financial statements include the accounts of the Company, including its majority-owned and controlled subsidiaries and variable interest entities (“VIEs”) in which the Company is the primary beneficiary or has control over the VIE. Partnerships, joint venture interests, and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. All significant intercompany transactions and balances have been eliminated. For further discussion regarding VIEs, see the Relationships with Variable Interest Entities Note.

Reclassifications. Certain prior year amounts have been reclassified to conform to the current year presentation. The Company’s accounting policy is to present all ceded net investment income and realized gains (losses) associated with affiliated reinsurance contracts as part of other operating costs and expenses. To be consistent for all affiliated reinsurance contracts, the Company reclassified $1,788 million and ($196) million from net realized investment and other gains (losses) to other operating costs and expenses for the years ended December 31, 2011 and 2010, respectively. There was no impact to net income for this change in presentation.

Investments. The Company determines the classification of its financial assets at initial recognition. Fixed maturity and equity securities are recognized initially at fair value plus, in the case of investments not held for trading, directly attributable transaction costs. The Company classifies its fixed maturity and equity securities, other than leveraged leases, as either available-for-sale or held-for-trading and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder’s equity, net of policyholder related amounts and deferred income taxes. Unrealized investment gains and losses related to held-for-trading securities are reflected in net realized investment and other gains (losses).

Interest income on fixed maturity securities is generally recognized on the accrual basis. The amortized cost of fixed maturity securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts is on an effective yield basis and is included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the fixed maturity security.

The Company classifies its leveraged leases as fixed maturity securities and calculates their carrying value by accruing income at their expected internal rate of return.

F-10

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities primarily include common stock. Dividends are recorded as income on the ex-dividend date. The Company recognizes an impairment loss only when management does not expect to recover the cost of the equity security. In determining whether an equity security is impaired, the Company considers its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value. Equity securities that do not have readily determinable fair values are included in other invested assets.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When contractual payments of mortgage investments are more than 90 days in arrears or when loans are considered impaired, interest is no longer accrued. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is applied to reduce the outstanding investment balance. Interest received on other mortgage loans that are on non-accrual status is recorded as interest income on a cash basis. If foreclosure becomes probable, the measurement method used is based on the collateral’s fair value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, agriculture, and timber, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate, agriculture, and timber is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

Derivative Financial Instruments. The Company uses derivative financial instruments (“derivatives”) to manage exposures to foreign currency, interest rate, credit, and other market risks arising from on-balance sheet financial instruments, certain insurance contract liabilities, and selected anticipated transactions. Derivatives are recorded at fair value. Derivatives with unrealized gains are reported as derivative assets and derivatives with unrealized losses are reported as derivative liabilities. Derivatives embedded in other instruments (“host instruments”), such as investment securities, reinsurance contracts, and certain benefit guarantees, are separately recorded as derivatives when their economic characteristics and risks are not closely related to those of the host instrument, the terms of the embedded derivative are the same as those of a stand-alone derivative, and the host instrument is not held-for-trading or carried at fair value.

A determination is made for each relationship as to whether hedge accounting can be applied. Where hedge accounting is not applied, changes in fair value of derivatives are recorded in net realized investment and other gains (losses).

Where the Company has elected to use hedge accounting, a hedge relationship is designated and documented at inception. Hedge effectiveness is evaluated at inception and throughout the term of the hedge, and hedge accounting is only applied

F-11

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

when the Company expects that each hedging instrument will be highly effective in achieving offsetting changes in fair value or changes in cash flows attributable to the risk being hedged. Hedge effectiveness is assessed quarterly using a variety of consistently applied techniques, including regression analysis and cumulative dollar offset. When it is determined that the hedging relationship is no longer effective or the hedged item has been sold or terminated, the Company discontinues hedge accounting prospectively. In such cases, if the derivative hedging instruments are not sold or terminated, any subsequent changes in fair value of the derivative are recognized in net realized investment and other gains (losses).

For derivatives that are designated as hedging instruments, changes in fair value are recognized according to the nature of the risks being hedged, as discussed below.

Fair Value Hedges. In a fair value hedging relationship, changes in the fair value of the hedging derivatives are recorded in net realized investment and other gains (losses), along with changes in fair value attributable to the hedged risk. The carrying value of the hedged item is adjusted for changes in fair value attributable to the hedged risk. To the extent the changes in the fair value of derivatives do not offset the changes in the fair value of the hedged item attributable to the hedged risk in net realized investment and other gains (losses), any ineffectiveness will remain in net realized investment and other gains (losses). When hedge accounting is discontinued, the carrying value of the hedged item is no longer adjusted and the cumulative fair value adjustments are amortized to net investment income over the remaining term of the hedged item unless the hedged item is sold, at which time the balance is recognized immediately in net investment income.

Cash Flow Hedges. In a cash flow hedge relationship, the effective portion of the changes in the fair value of the hedging instrument is recorded in accumulated other comprehensive income (AOCI), while the ineffective portion is recognized in net realized investment and other gains (losses). Unrealized gains and losses recorded in AOCI are recognized in income during the same periods as the variability in the cash flows hedged or the hedged forecasted transactions are recognized.

Unrealized gains and losses on cash flow hedges recorded in AOCI are reclassified immediately to income when the hedged item is sold or the forecasted transaction is no longer expected to occur. When a hedge is discontinued, but the hedged forecasted transaction remains highly probable to occur, the amounts in AOCI are reclassified to net realized investment and other gains (losses) in the periods during which variability in the cash flows hedged or the hedged forecasted transaction is recognized in income.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Goodwill, Value of Business Acquired, and Other Intangible Assets. Goodwill represents primarily the excess of the cost over the fair value of identifiable net assets acquired by MFC, on April 28, 2004 (the “acquisition date”). The allocation of purchase consideration resulted in the recognition of goodwill, value of business acquired (“VOBA”), and other intangible assets as of the acquisition date.

VOBA is the present value of estimated future profits of insurance policies in-force related to businesses acquired by MFC. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs (“DAC”) and tests for recoverability at least annually.

Other intangible assets include brand name, investment management contracts (fair value of the investment management relationships between the Company and the mutual funds managed by the Company), distribution networks, and other investment management contracts (institutional investment management contracts managed by the Company’s investment management subsidiaries) recognized at the acquisition date. Brand name and investment management contracts are not subject to amortization. Distribution networks and other investment management contracts are amortized over their respective estimated lives in other operating costs and expenses.

The Company tests goodwill and intangible assets not subject to amortization for impairment at least annually, or more frequently if circumstances indicate impairment may have occurred. Amortizing intangible assets are reviewed for impairment only upon the occurrence of certain triggering events. An impairment is recorded whenever goodwill or an intangible asset’s fair value is deemed to be less than its carrying value. For discussions regarding goodwill impairments recorded during the years ended December 31, 2012, 2011, and 2010, see the Goodwill, Value of Business Acquired, and Other Intangible Assets Note.

F-12

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Deferred Policy Acquisition Costs, Deferred Sales Inducements, and Unearned Revenue. DAC are costs that are directly related to the successful acquisition or renewal of insurance contracts. Such costs include: (1) incremental direct costs of contract acquisition, such as commissions; (2) the portion of an employee’s total compensation and benefits directly related to underwriting, policy issuance and processing, medical inspection, and contract selling of new and renewal insurance contracts with respect to actual policies acquired or renewed; (3) other costs directly related to acquisition or renewal activities that would not have been incurred had a policy not been acquired or renewed; and (4) in limited circumstances, the costs of direct response advertising whose primary purpose is to elicit sales to customers who could be shown to have responded specifically to the advertising and that results in contract acquisition. All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized investment and other gains (losses), and mortality and expense margins. DAC amortization includes retrospective adjustments when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on investments as if these gains (losses) had been realized, with corresponding credits or charges included in AOCI.

DAC and unearned revenue related to non-participating traditional life insurance and DAC related to long-term care insurance are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual and group annuity products. The Company defers sales inducements (“DSI”) and amortizes them over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

Reinsurance. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Consolidated Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks, and provide additional capacity for growth. Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its contract holders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

When a reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, the Company accounts for the agreement as financial reinsurance and uses deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to

F-13

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company. For the years ended December 31, 2012, 2011, and 2010 there were no gains or losses on transfers of assets from the general account to the separate account.

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 33% and 34% of the Company’s traditional life net insurance in-force at December 31, 2012 and 2011, respectively, and 78%, 76%, and 77% of the Company’s traditional life net insurance premiums for the years ended December 31, 2012, 2011, and 2010, respectively.

Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, and interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

Policyholders’ funds are generally equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the acquisition date, and additional reserves established on certain guarantees offered in certain investment-type products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

Components of policyholders’ funds were as follows:

	December 31,
	2012	2011

	(in millions)
Participating pension contracts	$1,613	$1,771
Funding agreements	384	434
Guaranteed investments contracts	81	143

Total liabilities for investment-type products	2,078	2,348
Individual and group annuities	1,923	2,216
Certain traditional life policies, life insurance retained asset accounts and other	2,787	2,598

Total policyholders’ funds	$6,788	$7,162

Funding agreements are purchased from the Company by special purpose entities (“SPEs”), which in turn issue medium-term notes to global investors that are non-recourse to the Company. The SPEs are not consolidated in the Company’s consolidated financial statements.

Liabilities for unpaid claims and claim expense reserves include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

F-14

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

Policyholder Dividends. Policyholder dividends for the closed blocks are approved annually by JHUSA’s Board of Directors. The aggregate amount of policyholder dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year as appropriate, as well as management’s judgment as to the proper level of statutory surplus to be retained by JHUSA. For policies included in the JHUSA closed block, expense experience is included in determining policyholder dividends. Expense experience is not included for policies included in the John Hancock Life Insurance Company (“JHLICO”) closed block. JHLICO was a predecessor company that was merged into JHUSA on December 31, 2009. For additional information on the closed blocks, see the Closed Blocks Note.

Revenue Recognition. Premiums from participating and non-participating traditional life insurance, annuity policies with life contingencies, and reinsurance contracts are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due.

Deposits related to universal life and investment-type products are credited to policyholders’ account balances. Revenues from these contracts, as well as annuity contracts, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees, broker-dealer commissions and fees, and administration service fees. Such fees and commissions are recognized in the period in which the services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income when received. Selling commissions paid to the selling broker-dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods ranging from one to six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates. In accordance with the income tax sharing agreements in effect for the applicable tax years, the income tax expense (benefit) is computed as if each entity filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized for the consolidation group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Foreign Currency. Assets and liabilities of foreign operations are translated into U.S. dollars using current exchange rates as of the balance sheet date. Revenues and expenses are translated using the average exchange rates during the year. The resulting net translation adjustments for each year are included in AOCI. Gains or losses on foreign currency transactions are reflected in earnings.

Adoption of Recent Accounting Pronouncements

New accounting standards that do not have a material impact to the Company’s primary financial statements or notes thereto are not included below.

F-15

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Consolidated Financial Statements

Effective January 1, 2010, the Company adopted ASU No. 2009-17, “Consolidation – Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities,” (“ASU 2009-17”) which amends ASC Topic 810, “Consolidation” (“ASC 810”).

The amendments revise the accounting principles for assessing consolidation of a VIE and include the following features:

•

A new concept of control — now defined as an entity’s ability to make decisions that are most economically significant to the VIE coupled with economic exposure to the VIE’s variability. This definition replaces the previous concept of “exposure to the majority of the VIE’s variability” in determining when to consolidate another entity.

•	New guidance for determining which party, among parties with shared decision making powers over a VIE, makes the most significant decisions for the VIE.

•

A bright line test for removal rights over an entity’s decision maker by its equity owners, whereby removal rights are disregarded as an element of control unless they can be exercised successfully by a single party.

•	Expanded guidance on whether fees charged to a VIE by its decision maker are variable interests, leading to consolidation by the decision maker.

•	Removal of the previous scope exception for qualifying special purpose entities.

ASC 810 retains a scope exception for consolidation by investment companies of their investments.

The Company also adopted ASU No. 2010-10, “Consolidation — Amendments for Certain Investment Funds,” (“ASU 2010-10”) which amends ASC 810. This guidance was effective January 1, 2010 and deferred application of the amendments described above to certain entities that apply specialized accounting guidance for investment companies.

Adoption of these amendments resulted in consolidation of certain collateralized debt obligations sponsored by the Company. The impact on the Company’s Consolidated Statements of Changes in Shareholder’s Equity at January 1, 2010 was an increase in noncontrolling interests of $45 million, and a decrease in retained earnings of $2 million, net of tax.

In April 2010, the FASB issued ASU No. 2010-15, “How Investments Held through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments,” (“ASU 2010-15”) which amends ASC 944, “Financial Services-Insurance” (“ASC 944”). Under ASU No. 2010-15, an insurance entity should not consider the interests held through separate accounts for the benefit of policyholders in the insurer’s evaluation of its economics in a VIE, unless the separate account contract holder is a related party. This guidance is to be applied retrospectively to all prior periods upon the date of adoption. ASU No. 2010-15 was effective for the Company on January 1, 2011. Adoption of this guidance resulted in deconsolidation of $983 million of separate account assets, offset by deconsolidation of $983 million of separate account liabilities.

Fair Value Measurements

In May 2011, the FASB issued ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS” (“ASU 2011-04”) which amends ASC Topic 820, “Fair Value Measurements”. The key changes in measurement principles include limiting the concepts of highest and best use and valuation premise to nonfinancial assets, providing a framework for considering whether a premium or discount can be applied in a fair value measurement, and aligning the fair value measurement of instruments classified within an entity’s shareholders’ equity with the guidance for liabilities. Disclosures will be required for all transfers between Levels 1 and 2 within the valuation hierarchy, the use of a nonfinancial asset measured at fair value if its use differs from its highest and best use, the level in the valuation hierarchy of assets and liabilities not recorded at fair value but for which fair value is required to be disclosed, and for Level 3 measurements, quantitative information about unobservable inputs used, a description of the valuation processes used, and qualitative discussion about the sensitivity of the measurements. The Company adopted the revised accounting standard effective January 1, 2012 via prospective adoption, as required. The expanded disclosures required by this guidance are included in the Fair Value Measurements Note. The adoption of ASU 2011-04 did not impact the Company’s financial position or results of operations.

F-16

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Comprehensive Income

In June 2011, the FASB issued ASU No. 2011-05, “Presentation of Comprehensive Income” (“ASU 2011-05”), and in December 2011 issued ASU No. 2011-12, “Deferral of the Effective Date for Amendments to the Presentation of Reclassification of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05” (“ASU 2011-12”) both of which amend ASC Topic 220, “Comprehensive Income”. These standards require entities to present items of net income and other comprehensive income either in a single continuous statement, or in separate, but consecutive statements of net income and other comprehensive income. The new requirements did not change which components of comprehensive income are recognized in net income or other comprehensive income, or when an item of other comprehensive income must be reclassified to net income. These standards became effective retrospectively beginning January 1, 2012. The Company opted to present the statements of net income and other comprehensive income in separate, but consecutive statements. The adoptions of ASU 2011-05 and ASU 2011-12 did not impact the Company’s financial position or results of operations.

Goodwill Impairment Testing

In September 2011, the FASB issued ASU No. 2011-08, “Testing for Goodwill Impairment” (“ASU 2011-08”) which amends ASC Topic 350, “Intangibles-Goodwill and Other” (“ASC 350”). ASU 2011-08 is intended to simplify how a company tests goodwill for impairment by giving companies the option to perform a qualitative assessment before calculating the fair value of the reporting unit. Under the guidance in ASU 2011-08, if this option is selected, a company is not required to calculate the fair value of a reporting unit unless the entity determines that it is more likely than not that its fair value is less than its carrying amount. The provisions of ASU 2011-08 became effective for the 2012 goodwill impairment testing. The adoption of ASU 2011-08 did not impact the Company’s financial position or results of operations.

Multiemployer Pension Plans

In September 2011, the FASB issued ASU No. 2011-09, “Disclosures about an Employer’s Participation in a Multiemployer Plan” (“ASU 2011-09”) which amends ASC Subtopic 715-80, “Compensation-Retirement Benefits-Multiemployer Plans.” For a subsidiary participating in the pension plan of its parent, the revised standard requires the disclosure of the name of the plan in which the subsidiary participates and the amount of contributions it made. This guidance became effective as of December 15, 2011 and has been applied retrospectively. The adoption of ASU 2011-09 did not impact the Company’s financial position or results of operations.

Deferred Policy Acquisition Costs and Deferred Sales Inducements

Effective January 1, 2012, the Company adopted ASU No. 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts” (“ASU 2010-26”) which amends ASC 944. ASU 2010-26 modifies the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal contracts. This guidance has been applied retrospectively, as permitted by the standard. As a result of this accounting change, shareholder’s equity, as of January 1, 2010, decreased by $586 million, after tax, from $15,576 million, as previously reported, to $14,990 million due to a reduction of the Company’s DAC and DSI asset balance related to certain costs that did not meet the provisions of the standard.

Other Invested Assets

The Company has an investment in a power fund which is recorded using the equity method of accounting and the balance is recorded in other invested assets. Prior to 2012, the portfolio investments held by the power fund were recorded at cost. As reported to the Company in 2012, the investee met the requirements of an investment company under ASC Topic 946, “Financial Services — Investment Companies” and recognized the portfolio investments at fair value. This change by the investee was accounted for as a change in accounting principle effective January 1, 2011. Consistent with the investee’s approach, the Company has also treated this as a change in accounting principle applied retrospectively. This change resulted in an increase to retained earnings of $36 million, net of tax of $19 million, and other invested assets of $55 million as of January 1, 2011.

F-17

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

The following tables present the effects of retrospective adjustments and reclassifications to the Company’s previously reported Consolidated Balance Sheet, Consolidated Statements of Operations and Consolidated Statements of Cash Flows related to the adoption of ASU 2010-26 for DAC and DSI, the change in accounting for its other invested assets, and for the presentation reclassification:

	December 31, 2011
	As Previously Reported	DAC and DSI Change in Accounting Principle (1)	Other Invested Assets Change in Accounting Principle (2)	Presentation Reclassification (3)	As Reported

	(in millions)
Assets
Other invested assets	$4,446	$-	$55	$-	$4,501
Deferred policy acquisition costs and deferred sales inducements	7,186	(888)	-	-	6,298
Liabilities
Future policy benefits	88,879	2	-	108	88,989
Deferred income tax liability	4,214	(311)	19	-	3,922
Other liabilities	4,271	-	-	(108)	4,163
Shareholder’s Equity
Retained earnings	1,005	(635)	36	-	406
Accumulated other comprehensive income	4,102	56	-	-	4,158
Total shareholder’s equity	18,160	(579)	36	-	17,617

F-18

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

	Year ended December 31, 2011
	As Previously Reported	DAC and DSI Change in Accounting Principle (1)	Other Invested Assets Change in Accounting Principle (2)	Presentation Reclassification (3)	As Reported

	(in millions)
Revenues
Fee income	$5,718	$(1)	$-	$-	$5,717
Net realized investment and other gains (losses)	1,347	-	-	1,788	3,135
Other Revenue	121	-	-	3	124
Benefits and Expenses
Benefits to policyholders	7,638	1	-	-	7,639
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	3,076	(235)	-		2,841
Other operating costs and expenses	4,362	160	-	1,791	6,313
Income (loss) before income taxes	(1,216)	73	-	-	(1,143)
Income tax expense (benefit)	(358)	26	-	-	(332)
Net income (loss)	(858)	47	-	-	(811)
Net income (loss) attributable to the Company	(902)	47	-	-	(855)

	Year ended December 31, 2010
	As Previously Reported	DAC and DSI Change in Accounting Principle (1)	Other Invested Assets Change in Accounting Principle (2)	Presentation Reclassification (3)	As Reported

	(in millions)
Revenues
Fee income	$3,773	$(2)	$-	$-	$3,771
Net realized investment and other gains (losses)	278	-	-	(196)	82
Benefits and Expenses
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	752	(70)	-	-	682
Other operating costs and expenses	3,225	201	-	(196)	3,230
Income (loss) before income taxes	(655)	(133)	-	-	(788)
Income tax expense (benefit)	222	(46)	-	-	176
Net income (loss)	(877)	(87)	-	-	(964)
Net income (loss) attributable to the Company	(913)	(87)	-	-	(1,000)

F-19

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

	Year ended December 31, 2011
	As Previously Reported	DAC and DSI Change in Accounting Principle (1)	Other Invested Assets Change in Accounting Principle (2)	Presentation Reclassification (3)	As Reported

	(in millions)
Cash flows from operating activities
Net income (loss)	$(858)	$47	$-	$-	$(811)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Net realized investment and other gains (losses)	(1,347)	-	-	(1,788)	(3,135)
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	3,076	(235)	-	-	2,841
Capitalization of deferred policy acquisition costs and deferred sales inducements	(926)	160	-	-	(766)
Increase (decrease) in other assets and other liabilities, net	(1,269)	2	-	1,788	521
Increase (decrease) in deferred income taxes	(126)	26	-	-	(100)

F-20

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

	Year ended December 31, 2010
	As Previously Reported	DAC and DSI Change in Accounting Principle (1)	Other Invested Assets Change in Accounting Principle (2)	Presentation Reclassification (3)	As Reported

	(in millions)
Cash flows from operating activities
Net income (loss)	$(877)	$(87)	$-	$-	$(964)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Net realized investment and other gains (losses)	(278)	-	-	196	(82)
Change in expected internal rate of return on leveraged leases	-	-	-	118	118
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	752	(70)	-	-	682
Capitalization of deferred policy acquisition costs and deferred sales inducements	(1,240)	201	-	-	(1,039)
Increase (decrease) in other assets and other liabilities, net	345	2	-	(196)	151
Increase (decrease) in deferred income taxes	447	(46)	-	-	401
Cash flows from investing activities
Other, net	133	-	-	(118)	15
(1)	See discussion included in the Significant Accounting Policies Note – Adoption of Recent Accounting Pronouncements – Deferred Policy Acquisition Costs and Deferred Sales Inducements for further information on this change to the Company’s previously reported results.
(2)	See discussion included in the Significant Accounting Policies Note – Adoption of Recent Accounting Pronouncements – Other Invested Assets for further information on this change to the Company’s previously reported results.
(3)	See discussion included in the Significant Accounting Policies Note – Reclassifications for further information on this change to the Company’s previously reported results.

Future Adoption of Recent Accounting Pronouncements

Offsetting Assets and Liabilities

In December 2011, the FASB released ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) which amends ASC Topic 210, “Balance Sheet”. ASU 2011-11 requires companies to provide new disclosures about offsetting and related arrangements for financial instruments and derivatives. The provisions of ASU 2011-11 are effective for annual reporting periods beginning on or after January 1, 2013, and are required to be applied retrospectively. When adopted, ASU 2011-11 is not expected to materially impact the Company’s financial position or results of operations.

F-21

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Indefinite-Lived Intangible Asset Impairment Testing

In July 2012, the FASB issued ASU No. 2012-02, “Testing Indefinite-Lived Intangible Assets for Impairment” (“ASU 2012-02”) which amends ASC 350. ASU 2012-02 is intended to simplify how a company tests indefinite-lived intangible assets for impairment by giving companies the option to perform a qualitative assessment before calculating the fair value of the indefinite-lived intangible asset. Under the guidance in ASU 2012-02, if this option is selected, a company is not required to calculate the fair value of an indefinite-lived intangible asset unless the entity determines that it is more likely than not that its fair value is less than its carrying amount. The provisions of ASU 2012-02 are effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. Upon adoption, ASU 2012-02 is not expected to materially impact the Company’s financial position or results of operations.

Note 2 — Investments

Fixed Maturities and Equity Securities

The Company’s investments in available-for-sale fixed maturity and equity securities are summarized below:

	December 31, 2012
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$36,804	$5,160	$(271)	$41,693	$(38)
Commercial mortgage-backed securities	1,427	48	(81)	1,394	(17)
Residential mortgage-backed securities	301	1	(60)	242	(20)
Collateralized debt obligations	152	-	(46)	106	(33)
Other asset-backed securities	794	102	(2)	894	(1)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	11,165	1,009	(79)	12,095	-
Obligations of states and political subdivisions	4,482	913	(1)	5,394	-
Debt securities issued by foreign governments	1,230	243	(6)	1,467	-

Fixed maturities	56,355	7,476	(546)	63,285	(109)
Other fixed maturities (1)	1,711	-	-	1,711	-

Total fixed maturities available-for-sale	58,066	7,476	(546)	64,996	(109)

Equity securities available-for-sale	294	97	(5)	386	-

Total fixed maturities and equity securities available-for-sale	$58,360	$7,573	$(551)	$65,382	$(109)

F-22

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2011
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$39,646	$4,258	$(573)	$43,331	$(50)
Commercial mortgage-backed securities	3,163	101	(132)	3,132	(11)
Residential mortgage-backed securities	577	1	(208)	370	(32)
Collateralized debt obligations	217	-	(86)	131	(32)
Other asset-backed securities	1,013	89	(9)	1,093	(2)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	11,573	1,250	-	12,823	-
Obligations of states and political subdivisions	4,323	642	(1)	4,964	-
Debt securities issued by foreign governments	1,178	250	(6)	1,422	-

Fixed maturities	61,690	6,591	(1,015)	67,266	(127)
Other fixed maturities (1)	1,959	-	-	1,959	-

Total fixed maturities available-for-sale	63,649	6,591	(1,015)	69,225	(127)

Equity securities available-for-sale	358	91	(10)	439	-

Total fixed maturities and equity securities available-for-sale	$64,007	$6,682	$(1,025)	$69,664	$(127)

(1)	The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.

The amortized cost and fair value of available-for-sale fixed maturities at December 31, 2012, by contractual maturity, are shown below:

	Amortized Cost	Fair Value

	(in millions)
Fixed maturities:
Due in one year or less	$1,742	$1,782
Due after one year through five years	7,325	7,863
Due after five years through ten years	8,622	9,530
Due after ten years	35,992	41,474

	53,681	60,649
Asset-backed and mortgage-backed securities	2,674	2,636

Total	$56,355	$63,285

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

F-23

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Fixed Maturities and Equity Securities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all fixed maturity securities where there is evidence of impairment or a significant unrealized loss at the balance sheet date. Generally, securities with market value less than 60 percent of amortized cost for six months or more indicate an impairment is present. Accordingly, securities in this category are normally deemed impaired unless there is clear evidence they should not be impaired. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a fixed maturity security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the fixed maturity security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired fixed maturity security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired, and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For fixed maturity securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less than the security’s amortized cost, then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment and other gains (losses) on the Consolidated Statements of Operations, while the non-credit loss is charged to AOCI on the Consolidated Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, investee financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions.

The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. For mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

Similarly, management evaluates all facts and circumstances and exercises professional judgment in determining whether an other-than-temporary impairment of equity securities exists. The MFC Credit Committee reviews and approves the proposed impairments based on an analysis of the evidence, including the current market price, the length of time the security has been in an unrealized loss position, forecasted EPS, consensus price targets, projected P/E ratios, overall financial health of each issuer, liquidity or solvency issues, announced changes in ownership structure, changes to issuer debt ratings, changes to dividend payments, changes in products, markets or competition, and other industry specific or macro economic factors.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by

F-24

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of other-than-temporary impairment charges.

The following table rolls forward the amount of credit losses recognized in earnings on available-for-sale fixed maturity securities for which a portion of the other-than-temporary impairment was also recognized in AOCI:

Credit losses on available-for-sale fixed maturities:

	December 31,
	2012	2011	2010

	(in millions)
Balance, beginning of year	$380	$399	$361

Additions:
Credit losses for which an other-than-temporary impairment was not previously recognized	75	38	93
Credit losses for which an other-than-temporary impairment was previously recognized	12	13	10

Deletions:
Amounts related to sold, matured, or paid down available-for-sale fixed maturities	(96)	(70)	(65)

Balance, end of year	$371	$380	$399

F-25

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual available-for-sale fixed maturity and equity securities have been in a continuous unrealized loss position:

Unrealized Losses on Available-For-Sale Fixed Maturity and Equity Securities — By Investment Age

	December 31, 2012
	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$2,008	$(85)	$1,404	$(186)	$3,412	$(271)
Commercial mortgage-backed securities	129	(1)	223	(80)	352	(81)
Residential mortgage-backed securities	1	-	214	(60)	215	(60)
Collateralized debt obligations	-	-	99	(46)	99	(46)
Other asset-backed securities	5	-	30	(2)	35	(2)
US Treasury securities and obligations of US government corps and agencies	3,847	(79)	-	-	3,847	(79)
Obligations of states and political subdivisions	116	(1)	-	-	116	(1)
Debt securities issued by foreign governments	7	-	86	(6)	93	(6)
Total fixed maturities available-for-sale	6,113	(166)	2,056	(380)	8,169	(546)
Equity securities available-for-sale	14	(3)	4	(2)	18	(5)
Total	$6,127	$(169)	$2,060	$(382)	$8,187	$(551)

F-26

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2011
	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$2,854	$(106)	$2,911	$(467)	$5,765	$(573)
Commercial mortgage-backed securities	359	(8)	327	(124)	686	(132)
Residential mortgage-backed securities	30	(2)	320	(206)	350	(208)
Collateralized debt obligations	5	(1)	123	(85)	128	(86)
Other asset-backed securities	74	(3)	80	(6)	154	(9)
US Treasury securities and obligations of US government corps and agencies	-	-	-	-	-	-
Obligations of states and political subdivisions	-	-	93	(1)	93	(1)
Debt securities issued by foreign governments	-	-	104	(6)	104	(6)
Total fixed maturities available-for-sale	3,322	(120)	3,958	(895)	7,280	(1,015)
Equity securities available-for-sale	37	(9)	12	(1)	49	(10)
Total	$3,359	$(129)	$3,970	$(896)	$7,329	$(1,025)

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade available-for-sale fixed maturity securities decreased to $280 million at December 31, 2012 from $619 million at December 31, 2011.

At December 31, 2012 and 2011, there were 624 and 919 available-for-sale fixed maturity securities with an aggregate gross unrealized loss of $546 million and $1,015 million, respectively, of which the single largest unrealized loss was $33 million and $31 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

At December 31, 2012 and 2011, there were 75 and 125 equity securities with an aggregate gross unrealized loss of $5 million and $10 million, respectively, of which the single largest unrealized loss was $2 million and $2 million, respectively. The Company anticipates that these equity securities will recover in value in the near term.

Available-for-sale securities with amortized cost of $336 million were non-income producing for the year ended December 31, 2012. Non-income producing assets represent investments that have not produced income for the 12 months preceding December 31, 2012.

Securities Lending

The Company participated in a securities lending program for the purpose of enhancing income on securities held. There were no securities on loan and no collateral held as of December 31, 2012 and 2011. The Company maintains collateral at a level of at least 102% of the loaned securities’ market value and monitors the market value of the loaned securities on a daily basis.

F-27

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Assets on Deposit and Pledged as Collateral

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the fair value of the pledged or deposited assets:

	December 31,
	2012	2011

	(in millions)
Bonds pledged in support of over-the-counter derivative instruments	$114	$134
Bonds pledged in support of exchange-traded futures	552	800
Bonds on deposit with government authorities	36	36
Mortgage loans pledged in support of real estate	52	52

Total assets pledged as collateral and on deposit	$754	$1,022

Mortgage Loans on Real Estate

At December 31, 2012 and 2011, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

December 31, 2012:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$2,162	East North Central	$1,477
Industrial	1,380	East South Central	166
Office buildings	3,711	Middle Atlantic	2,258
Retail	3,613	Mountain	719
Mixed use	6	New England	939
Agricultural	507	Pacific	3,589
Agribusiness	853	South Atlantic	2,782
Other	1,004	West North Central	482
		West South Central	649
		Canada / Other	175

Provision for losses	(44)	Provision for losses	(44)

Total	$13,192	Total	$13,192

F-28

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

December 31, 2011:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$2,017	East North Central	$1,511
Industrial	1,743	East South Central	219
Office buildings	4,029	Middle Atlantic	2,288
Retail	3,579	Mountain	888
Mixed use	183	New England	1,017
Agricultural	622	Pacific	3,665
Agribusiness	930	South Atlantic	2,904
Other	916	West North Central	568
		West South Central	771
		Canada / Other	188

Provision for losses	(45)	Provision for losses	(45)

Total	$13,974	Total	$13,974

At the end of each quarter, the MFC Loan Review Committee reviews all mortgage loans rated BB or lower, as determined by review of the underlying collateral, and decides whether an allowance for credit loss is needed. The Company considers collateral value, the borrower’s ability to pay, normal historical credit loss levels, and future expectations in evaluating whether an allowance for credit losses is required for impaired loans.

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Recoveries	Charge-offs and Disposals	Balance at End of Period

	(in millions)

Year ended December 31, 2012	$45	$24	$(1)	$(24)	$44

Year ended December 31, 2011	34	38	(1)	(26)	45

Year ended December 31, 2010	42	38	(5)	(41)	34

A mortgage loan charge-off is recorded when the impaired loan is disposed or when an impaired loan is determined to be a full loss with no possibility of recovery. Charge-offs are deducted from the allowance for probable losses.

Mortgage loans with a carrying value of $75 million were non-income producing for the year ended December 31, 2012. Mortgage loans with a carrying value of $75 million were on nonaccrual status at December 31, 2012. At December 31, 2012, mortgage loans with a carrying value of $15 million were delinquent by less than 90 days and $22 million were delinquent by 90 days or more.

F-29

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The Company provides for credit risk on mortgage loans by establishing allowances against the carrying value of the impaired loans. The total recorded investment in mortgage loans that is considered to be impaired along with the related allowance for credit losses was as follows:

	December 31,
	2012	2011

	(in millions)
Impaired mortgage loans on real estate with provision for losses	$119	$131
Allowance for credit losses	(44)	(45)

Net impaired mortgage loans on real estate	$75	$86

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	December 31,
	2012	2011	2010

	(in millions)
Average recorded investment in impaired loans	$105	$109	$130
Interest income recognized on impaired loans	-	-	-

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (IRR). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2012	2011

	(in millions)
AAA	$319	$154
AA	1,460	1,310
A	2,928	2,749
BBB	7,648	8,811
BB	529	577
B and lower and unrated	308	373

Total	$13,192	$13,974

Investment Real Estate, Agriculture, and Timber

Investment real estate, agriculture, and timber of $136 million was non-income producing for the year ended December 31, 2012. Depreciation expense on investment real estate, agriculture, and timber was $84 million, $69 million, and $63 million in 2012, 2011, and 2010, respectively. Accumulated depreciation was $602 million and $514 million at December 31, 2012 and 2011, respectively.

F-30

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Other Invested Assets

Other invested assets primarily consist of unconsolidated joint ventures, partnerships, and limited liability corporations, which are accounted for using the equity method of accounting. The carrying value of equity method investments totaled $4,458 million and $3,951 million at December 31, 2012 and 2011, respectively. Net investment income on investments accounted for under the equity method totaled $218 million, $222 million, and $197 million in 2012, 2011, and 2010, respectively. Total combined assets of such investments were $62,974 million and $55,010 million (consisting primarily of investments) and total combined liabilities were $14,830 million and $16,466 million (including $9,698 million and $10,547 million of debt) at December 31, 2012 and 2011, respectively. Total combined revenues and expenses of these investments in 2012 were $8,639 million and $4,696 million, respectively, resulting in $3,943 million of total combined income (loss) from operations. Total combined revenues and expenses of these investments in 2011 were $8,516 million and $4,750 million, respectively, resulting in $3,766 million of total combined income (loss) from operations. Total combined revenues and expenses of these investments in 2010 were $5,772 million and $4,884 million, respectively, resulting in $888 million of total combined income (loss) from operations. Depending on the timing of receipt of the audited financial statements of these other invested assets, the above investee level financial data may be up to one year in arrears.

Net Investment Income and Net Realized Investment and Other Gains (Losses)

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

	December 31,
	2012	2011	2010

	(in millions)
Net investment income
Fixed maturities	$2,943	$3,425	$3,199
Equity securities	7	9	10
Mortgage loans on real estate	771	798	766
Investment real estate, agriculture, and timber	216	205	171
Policy loans	300	305	326
Short-term investments	8	9	12
Derivatives	405	196	12
Equity method investments and other	182	303	269

Gross investment income	4,832	5,250	4,765

Less investment expenses	(273)	(261)	(269)

Net investment income	$4,559	$4,989	$4,496

	December 31,

	2012	2011	2010

	(in millions)
Net realized investment and other gains (losses)
Fixed maturities	$1,025	$1,131	$726
Equity securities	40	(11)	29
Mortgage loans on real estate	58	(82)	(62)
Derivatives	(3,441)	2,137	(558)
Other invested assets	189	62	30
Amounts credited to participating contract holders	(39)	(102)	(83)

Net realized investment and other gains (losses)	$(2,168)	$3,135	$82

F-31

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The change in net unrealized gains (losses) on fixed maturities classified as held-for-trading of $33 million, $46 million, and $34 million is included in net realized investment and other gains (losses) for the years ended December 31, 2012, 2011, and 2010, respectively.

The change in net unrealized gains (losses) on held-for-trading equities, included in net realized investment and other gains (losses) was $7 million, $(10) million, and $10 million for the years ended December 31, 2012, 2011, and 2010, respectively.

The change in net unrealized gains (losses) on derivatives of $(1,941) million, $2,687 million, and $(229) million is included in net realized investment and other gains (losses) for the years ended December 31, 2012, 2011, and 2010, respectively.

For the years ended December 31, 2012, 2011, and 2010, net investment income passed through to participating contract holders as interest credited to policyholders’ account balances amounted to $91 million, $100 million, and $106 million, respectively.

Gross gains were realized on the sale of available-for-sale securities of $1,284 million, $1,619 million, and $774 million for the years ended December 31, 2012, 2011, and 2010, respectively, and gross losses were realized on the sale of available-for-sale securities of $199 million, $291 million, and $194 million for the years ended December 31, 2012, 2011, and 2010, respectively. In addition, other-than-temporary impairments on available-for-sale securities of $95 million, $70 million, and $115 million for the years ended December 31, 2012, 2011, and 2010, respectively, were recognized in the Consolidated Statements of Operations.

Note 3 — Relationships with Variable Interest Entities

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are considered variable interest entities (“VIEs”).

The Company consolidates a VIE when it is determined that it is the primary beneficiary of the VIE, or controls the VIE. The Company’s analysis to determine whether it must consolidate the VIE includes review of the Company’s contractual rights and responsibilities, fees received, and interests held. For the purpose of disclosing consolidated variable interest entities, the Company aggregates similar entities.

If it is not considered to be the primary beneficiary of the VIE, nor does it have control over the VIE, the Company assesses the materiality of its relationship with the VIE to determine if it holds a significant variable interest, which requires disclosure. This assessment considers the materiality of the VIE relationship to the Company as, among other factors, a percentage of total investments, percentage of total net investment income, and percentage of total funds under management. For purposes of assessing materiality and disclosing significant variable interests, the Company aggregates similar entities.

Consolidated Variable Interest Entities

The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary or in control and which are consolidated in the Company’s financial statements. The liabilities recognized as a result of consolidating the VIEs do not represent claims against the general assets of the Company. Conversely, the assets recognized as a result of consolidating the VIEs can only be used to settle the liabilities recognized as a result of consolidating the VIEs.

	December 31,
	2012		2011

	Total Assets	Total Liabilities	Total Assets	Total Liabilities
	(in millions)
Collateralized debt obligations
(“CDOs”)	$71	$50	$198	$147

F-32

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities - (continued)

Significant Variable Interests in Unconsolidated Variable Interest Entities

The following table presents the total assets of, investment in, and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests, but it is not the primary beneficiary, nor does it have control over the VIE, and which have not been consolidated. The Company does not record any liabilities related to these unconsolidated VIEs.

	2012			2011
	Total Assets	Investment (1)	Maximum Exposure to Loss (2)	Total Assets	Investment (1)	Maximum Exposure to Loss (2)
	(in millions)
Collateralized debt obligations (3)	$341	$-	$-	$448	$-	$-
Real estate limited partnerships (4)	1,158	314	323	1,289	378	392
Timber funds (5)	3,601	478	496	2,058	109	136

Total	$5,100	$792	$819	$3,795	$487	$528

(1)	The Company’s investments in unconsolidated VIEs are included in available-for-sale fixed maturity securities and other invested assets on the Consolidated Balance Sheets.
(2)	The maximum exposure to loss related to CDOs is limited to the investment reported on the Company’s Consolidated Balance Sheets. The maximum exposure to loss related to real estate limited partnerships and timber funds is limited to the Company’s investment plus unfunded capital commitments. The maximum loss is expected to occur only upon bankruptcy of the issuer or investee or as a result of a natural disaster in the case of the timber funds.
(3)	The Company acts as an investment manager to certain CDOs for which it collects a management fee. In addition, the Company may invest in debt or equity securities issued by these CDOs or by CDOs managed by others. CDOs raise capital by issuing debt and equity securities and use the proceeds to purchase investments.
(4)	Real estate limited partnerships include partnerships established for the purpose of investing in real estate that qualifies for low income housing and/or historic tax credits. Limited partnerships are owned by a general partner, who manages the business, and by limited partners, who invest capital, but have limited liability and are not involved in the partnerships’ management. The Company is typically the sole limited partner or investor member of each and is not the general partner or managing member.
(5)	The Company acts as investment manager for the VIEs owning the timberland properties (the “timber funds”), in which the general account and institutional separate accounts invests. Timber funds are investment vehicles used primarily by large institutional investors, such as public and corporate pension plans, whose primary source of return is derived from the growth and harvest of timber and long-term appreciation of the property. The primary risks related to timberland investments include market value uncertainty (due to fluctuations in market prices for timberland outputs), liquidity risk (as compared to stocks and other financial instruments), and environmental risk (natural hazards or legislation related to threatened or endangered species). These risks are mitigated through effective investment management and geographic diversification of timberland investments and sound environmental risk governance practices. The Company collects an advisory fee from each timber fund and is also eligible for performance and forestry management fees.

F-33

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets

The changes in the carrying value of goodwill by segment were as follows:

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2012	$-	$807	$146	$953
Impairment	-	-	-	-

Balance at December 31, 2012	$-	$807	$146	$953

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2011	$-	$1,307	$146	$1,453
Impairment	-	(500)	-	(500)

Balance at December 31, 2011	$-	$807	$146	$953

The Company tests goodwill for impairment annually and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. A reporting unit is defined as an operating segment or one level below an operating segment. In 2012, the Company had no goodwill impairment. In 2011, the Company impaired $500 million of goodwill associated with the Wealth Management segment. In 2010, the Company impaired the entire $1,600 million of goodwill associated with the Insurance segment. The impairments were reflective of the decrease in the expected future earnings for these businesses. The fair values were determined primarily using an earnings-based approach, which incorporated the segments’ in-force and new business embedded value using internal forecasts of revenue and expense.

Value of Business Acquired

The balance of and changes in VOBA were as follows:

	December 31,
	2012	2011

	(in millions)
Balance, beginning of year	$1,321	$1,959
Amortization	(224)	(389)
Change due to unrealized investment gains (losses)	136	(249)
Reinsurance recapture (1)	(37)	-

Balance, end of year	$1,196	$1,321

(1)	The amount relates to a universal life block of business that was recaptured by a third party resulting in the write off of the associated value of business acquired. The net impact of this recapture transaction was an $8 million gain and was recorded in fee income in the Consolidated Statement of Operations.

F-34

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

The following table provides estimated future amortization for the periods indicated:

VOBA Amortization
(in millions)
2013	$116
2014	96
2015	92
2016	85
2017	81

F-35

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

Other Intangible Assets

Other intangible assets were as follows:

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2012
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	(73)	324
Other investment management contracts	56	(30)	26

Total	$1,353	$(103)	$1,250

December 31, 2011
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	(60)	337
Other investment management contracts	64	(31)	33

Total	$1,361	$(91)	$1,270

Amortization expense for other intangible assets was $16 million, $15 million, and $14 million for the years ended December 31, 2012, 2011, and 2010, respectively. Amortization expense for other intangible assets is expected to be approximately $17 million in 2013, $18 million in 2014, $17 million in 2015, $16 million in 2016, and $16 million in 2017.

During 2012, the Company impaired $4 million of other investment management contracts subject to amortization associated with the Corporate and Other segment. The impairment was recorded in other operating costs and expenses in the Consolidated Statement of Operations. The gross carrying value of the impaired other investment management contracts was $8 million and the associated accumulated amortization was $4 million. The impairments were reflective of a decrease in expected future earnings. The fair values were determined primarily using an earnings based approach using internal forecasts of revenue and expense.

F-36

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs were as follows:

	December 31,
	2012	2011

	(in millions)
Balance, beginning of year	$6,111	$8,657
Capitalization	715	755
Amortization	(1,084)	(2,330)
Change due to unrealized investment gains	25	(971)

Balance, end of year	$5,767	$6,111

The balance of and changes in deferred sales inducements were as follows:

	December 31,
	2012	2011

	(in millions)
Balance, beginning of year	$187	$321
Capitalization	4	11
Amortization	(77)	(122)
Change due to unrealized investment gains	32	(23)

Balance, end of year	$146	$187

See the Summary of Significant Accounting Policies Note for information on the retrospective application of the adoption of new accounting guidance related to DAC and DSI.

Note 6 — Related Party Transactions

Reinsurance Transactions

Effective December 31, 2008, the Company entered into an amended and restated reinsurance agreement with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”), to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. The Company reported a reinsurance recoverable from JHRECO for ceded reserves and cost of reinsurance of ($180) million and ($161) million at December 31, 2012 and 2011, respectively, on the Company’s Consolidated Balance Sheets. As of December 31, 2012 and 2011, respectively, the Company reported a reinsurance payable to JHRECO of $29 million and $32 million, which was included with amounts due from and held for affiliates on the Company’s Consolidated Balance Sheets. Premiums ceded to JHRECO were $1 million, $93 million, and $1 million during the years ended December 31, 2012, 2011, and 2010 , respectively. Claims incurred ceded to JHRECO were $438 million, $520 million, and $465 million during the years ended December 31, 2012, 2011, and 2010, respectively.

The Company reinsured certain portions of its long-term care insurance and group annuity contracts with JHRECO. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are written both on a funds withheld basis and a modified coinsurance basis. As of July 1, 2010, amendments were made to the contracts to update the calculation of investment income and the expense allowance to reflect current experience. The Company recorded a liability for coinsurance funds withheld from JHRECO of $5,995 million and $5,439 million at December 31, 2012 and 2011, respectively, and recorded reinsurance recoverable from JHRECO of $6,232 million and $5,981 million at December 31, 2012 and 2011, respectively, on the Company’s Consolidated Balance Sheets. Premiums ceded to JHRECO were $613 million, $609 million, and $625 million during the years ended December 31, 2012, 2011, and 2010, respectively. Claims

F-37

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

incurred ceded to JHRECO were $313 million, $271 million, and $245 million during the years ended December 31, 2012, 2011, and 2010, respectively.

Effective October 1, 2008, the Company entered into a reinsurance agreement with an affiliate, Manulife Reinsurance (Bermuda) Limited (“MRBL”), to reinsure 75% of certain group annuity contracts in-force. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider, issued and in-force as of September 30, 2008. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument. Effective October 1, 2009, the original agreement was amended to increase the quota share percentage from 75% to 87%. Under the terms of the amended agreement, additional consideration of $250 million was paid by MRBL and is being amortized into income through other operating costs and expenses on a basis consistent with the manner in which the deferred policy acquisition costs on the underlying reinsured contracts are recognized. The balance of the unearned revenue liability was $1,072 million and $1,308 million as of December 31, 2012 and 2011, respectively.

Effective October 1, 2008, the Company entered into an amended and restated reinsurance agreement with MRBL to reinsure 90% of a significant block of variable annuity contracts in-force. All substantial risks, including all guaranteed benefits, related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance funds withheld. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. As of December 31, 2012 and 2011, respectively, the Company reported a reinsurance recoverable (payable) for ceded reserves and cost of reinsurance of $1,083 million and ($205) million. As of December 31, 2012 and 2011, respectively, the Company reported a coinsurance funds withheld liability of $267 million and $0 million on the Consolidated Balance Sheets. As of December 31, 2012 and 2011, respectively, the Company reported a reinsurance receivable from MRBL of $(35) million and $47 million, which was included with amounts due from and held for affiliates. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Consolidated Statements of Operations.

Effective December 31, 2004, the Company entered into a reinsurance agreement with MRBL to reinsure 75% of the non-reinsured risk of the JHLICO closed block. The Company amended this treaty during 2008 to increase the portion of non-reinsured risk reinsured under this treaty to 90% and amended it during 2009 to provide additional surplus relief. The reinsurance agreement is written on a modified coinsurance basis where the related financial assets remain invested with the Company. As the reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, it was classified as financial reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Consolidated Statements of Operations.

Effective December 31, 2003, the Company entered into a reinsurance agreement with MRBL to reinsure 90% of the non-reinsured risk of the JHUSA closed block. As approximately 90% of the mortality risk is covered under previously existing contracts with third-party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. The Company retained title to the invested assets supporting this block of business. These invested assets are held in trust on behalf of MRBL and are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. The amounts held at December 31, 2012 and 2011 were $2,487 million and $2,463 million, respectively, and are accounted for on a basis consistent with the methodologies described in the Significant Accounting Policy Note for similar financial instruments.

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting, and certain other administrative services. Costs incurred under the agreements were $482 million, $457 million, and $412 million for the years ended December 31, 2012, 2011, and 2010, respectively. As of December 31, 2012 and 2011, the Company had amounts payable to MFC and MLI of $17 million and $11 million, respectively.

F-38

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Consolidated Balance Sheets and Consolidated Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Debt Transactions

Pursuant to subordinated surplus notes dated September 30, 2008, the Company borrowed $405 million from an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”). The interest rate is fixed at 7%, and interest is payable semi-annually. The notes mature on March 31, 2033. Interest expense was $29 million, $29 million, and $29 million for the years ended December 31, 2012, 2011, and 2010, respectively.

On December 22, 2006, the Company issued a subordinated note that was converted on September 30, 2008 to a subordinated surplus note. The outstanding amount to JHFC of $136 million is due December 15, 2016. Interest on the subordinated surplus note from October 1, 2008 until December 15, 2011 accrued at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 31, June 30, September 30, and December 31 and payable semi-annually on March 31 and September 30 of each year. Thereafter, interest accrues at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforementioned and payable semi-annually on June 15 and December 15 of each year until payment in full. Interest expense was $2 million, $0 million, and $1 million for the years ended December 31, 2012, 2011, and 2010, respectively.

The issuance of the above surplus notes by the Company was approved by the Michigan Commissioner of Financial and Insurance Regulation (the “Commissioner”), and any payments of interest or principal on the surplus notes require the prior approval of the Commissioner. The surplus notes are included with amounts due to affiliates on the Consolidated Balance Sheets.

Pursuant to a demand note receivable dated September 30, 2008, the Company has $295 million outstanding with MIC. The interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 0.83% per annum. Interest income was $4 million, $3 million, and $3 million for the years ended December 31, 2012, 2011, and 2010, respectively.

On December 28, 2011, the Company issued a promissory note to Manulife Management Services Limited (“MMSL”) in the amount of $200 million. During 2012, this balance was repaid in full. Interest on the loan was calculated at a fluctuating rate equal to LIBOR plus 0.1% per annum calculated and reset monthly and payable at maturity. Interest expense was $1 million and $0 million for the years ended December 31, 2012 and 2011, respectively.

On June 28, 2012, the Company issued a promissory note to Manulife Finance Switzerland AG (“MFSA”) in the amount of $153 million. Interest on the loan is calculated at a fluctuating rate equal to 3-month LIBOR plus 0.9% per annum payable quarterly with a maturity date of June 28, 2013. In addition, the Company renewed two previously outstanding promissory notes to MFSA with an outstanding balance of $7 million and combined these notes with the new note issued on June 12, 2012, thus bringing the total principal balance due to $160 million, with the terms noted above. Interest expense was $1 million and $0 million for the years ended December 31, 2012 and 2011, respectively.

On December 20, 2012, MIC issued a demand note to the Company in the amount of $130 million. Interest on the loan is calculated at a fluctuating rate equal to the LIBOR rate and is payable monthly. Interest expense was $0 million for the year ended December 31, 2012.

The fair value of the Company’s related party notes payable and note receivable totaled $831 million and $295 million, respectively, at December 31, 2012, and $748 million and $295 million, respectively at December 31, 2011.

Capital Stock Transactions

On December 16, 2010, the Company issued one share of common stock to MIC for $350 million in cash.

Other

On December 31, 2010, the Company issued a noncash dividend of $13 million to MIC as part of the transfer of certain pension and postretirement benefit plans.

F-39

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

The Company, in the ordinary course of business invests funds deposited by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of the Company may attract deposits from affiliates of the Company. At December 31, 2012 and 2011, the Company managed approximately $8,947 million and $5,040 million of affiliate assets under management, respectively.

The Company has entered into two currency swap agreements with JHFC which are recorded at fair value. JHFC utilizes the currency swaps to hedge currency exposure on foreign currency financial instruments. The Company has also entered into two currency agreements with external counterparties which offset the currency swap agreements with JHFC. As of December 31, 2012 and 2011, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $84 million and $124 million, respectively.

JHUSA operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5,000 million in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. Interest payable on the funds will be reset daily to the one-month London Interbank Bid Rate.

The following table details the affiliates and their participation in JHUSA’s Liquidity Pool:

	December 31,
	2012	2011

	(in millions)
The Manufacturers Investment Corporation	$100	$202
John Hancock Financial Corporation	89	40
Manulife Reinsurance Limited	35	121
Manulife Reinsurance (Bermuda) Limited	89	81
Manulife Hungary Holdings KFT	5	5
John Hancock Insurance Company of Vermont	18	16
John Hancock Reassurance Company Limited	15	10
John Hancock Insurance Agency, Inc.	10	6

Total	$361	$481

The balances above are reported on the Consolidated Balance Sheets as amounts due to affiliates.

On July 15, 2009, MFC fully and unconditionally guaranteed payments from the guarantee periods of the accumulation phase of the Company’s new market value adjusted deferred annuity contracts.

On July 8, 2005, MFC fully and unconditionally guaranteed JHLICO’s SignatureNotes, both those outstanding at that time and those to be issued subsequently. On December 9, 2009, MFC issued a guarantee of any new SignatureNotes to be issued by the Company.

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes. As a result of the guarantees by MFC, the Company is exempt from filing quarterly and annual reports with the U.S. Securities and Exchange Commission (“SEC”) pursuant to SEC Rule 12h-5, and in lieu thereof, MFC reports condensed consolidating financial information regarding the Company in its quarterly and annual reports.

F-40

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was revoked effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

Note 7 — Reinsurance

The effect of reinsurance on life, health, and annuity premiums earned was as follows:

	Years ended December 31,
	2012	2011	2010

	(in millions)
Direct	$3,591	$3,782	$4,192

Assumed	1,127	1,188	1,091

Ceded	(1,919)	(1,974)	(1,651)

Net	$2,799	$2,996	$3,632

For the years ended December 31, 2012, 2011, and 2010, benefits to policyholders under life, health, and annuity ceded reinsurance contracts were $3,101 million, $2,770 million, and $2,597 million, respectively.

The Company entered into a coinsurance agreement with Reinsurance Group of America (“RGA”) to reinsure 90% of its JHUSA fixed deferred annuity business effective April 1, 2012. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets which included $387 million in cash and approximately $4,916 million in fixed maturities and mortgage loans. The Company incurred a pre-tax loss of $56 million in connection with the transaction. Under the terms of the agreement, the Company will maintain responsibility for servicing of the policies and managing some of the assets. In addition, the agreement does not meet the criteria for reinsurance accounting and was given deposit-type accounting treatment that resulted in the recognition of an asset for amounts on deposit with reinsurers of $5,062 million on the Consolidated Balance Sheets.

The Company also entered into a coinsurance agreement with Commonwealth Annuity to reinsure 90% of its JHNY fixed deferred annuity business effective July 1, 2012. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets which included $231 million in cash and $1,481 million in fixed maturities. The Company incurred a pre-tax gain of $46 million in connection with the transaction. Under the terms of the agreement, the Company will maintain responsibility for servicing of the policies. In addition, the agreement does not meet the criteria for reinsurance accounting and was given deposit-type accounting treatment that resulted in the recognition of an asset for amounts on deposit with reinsurers of $1,701 million on the Consolidated Balance Sheets.

On July 1, 2011, the Company paid $159 million in fees to affiliates related to the recapture of Life Retrocession business reserves and net liabilities of $103 million from Manulife Reinsurance Limited and Manufacturers Life Insurance Company (Barbados Branch) resulting in a decrease to net income of $170 million, net of tax. Subsequent to the recapture transactions, the Company entered into a 100% coinsurance treaty with Pacific Life Insurance Company effective July 1, 2011. This treaty facilitated the transfer of Life Retrocession business reserves and net liabilities of $655 million, cash of $199 million and miscellaneous assets of $30 million resulting in a pre-tax gain of $426 million, which was deferred and included in reinsurance recoverable on the Consolidated Balance Sheets. This gain is amortized on a straight line basis over 10 years. Gain amortization for the years ended December 31, 2012 and 2011 were $43 million and $21 million, respectively.

Note 8 — Derivatives and Hedging Instruments

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, other financial instruments, commodity prices or indices. The Company uses derivatives including swaps, forward and futures agreements, caps and floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, commodity prices and equity market prices, and to replicate permissible investments.

F-41

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Swaps are over-the-counter (“OTC”) contractual agreements between the Company and a third party to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument, foreign currency or other underlying commodity on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate cap agreements are contracts with counterparties which require the payment of a premium for the right to receive payments for the difference between the cap interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Similarly, interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, interest rate swap agreements, and pre-payable interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During future periods when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will receive on certain floating rate fixed income securities. The accumulated gain or loss will be amortized into investment income as a yield adjustment when the payments are made.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in non-qualifying hedging relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in qualifying and non-qualifying hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

F-42

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The Company also purchases interest rate caps and floors primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in qualifying and non-qualifying hedging relationships.

Credit Default Swaps. The Company manages credit risk through the issuance of credit default swaps (“CDS”). A CDS is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in qualifying and non-qualifying hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in non-qualifying hedging relationships.

F-43

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in hedging and non-hedging relationships:

		December 31, 2012			December 31, 2011
		Notional Amount	Fair Value Assets	Fair Value Liabilities	Notional Amount	Fair Value Assets	Fair Value Liabilities

		(in millions)
Qualifying Hedging Relationships
Fair value hedges	Interest rate swaps	$9,336	$739	$1,048	$9,353	$734	$1,140
	Foreign currency swaps	232	-	157	246	-	171

Cash flow hedges	Interest rate swaps	13,232	2,669	73	15,472	3,627	192
	Foreign currency swaps	1,763	147	255	1,833	183	325
	Foreign currency forwards	182	9	-	201	4	-
	Equity market contracts	29	3	2	25	-	10

Total Derivatives in Hedging Relationships		$24,774	$3,567	$1,535	$27,130	$4,548	$1,838

Non-Hedging Relationships
	Interest rate swaps	$94,343	$8,094	$3,378	$71,640	$7,219	$3,122
	Interest rate futures	3,987	-	-	6,009	-	-
	Foreign currency swaps	1,463	121	150	1,561	163	154
	Foreign currency forwards	40	1	-	33	-	2
	Foreign currency futures	1,860	-	-	2,072	-	-
	Equity market contracts	108	7	5	24	-	10
	Equity index futures	9,107	-	-	9,063	-	-
	Interest rate options	1,323	43	-	336	9	-
	Credit default swaps	265	6	-	246	4	1
	Embedded derivatives – fixed maturities	-	-	-	-	-	-
	Embedded derivatives – reinsurance contracts	-	14	3,371	-	10	2,686
	Embedded derivatives – participating pension contracts (1)	-	-	129	-	-	106
	Embedded derivatives – benefit guarantees (1)	-	2,701	1,217	-	2,914	1,169

Total Derivatives in Non-Hedging Relationships		112,496	10,987	8,250	90,984	10,319	7,250

Total Derivatives (2)		$137,270	$14,554	$9,785	$118,114	$14,867	$9,088

(1)	Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets.

(2)	The fair values of all derivatives in an asset position are reported within derivative assets on the Consolidated Balance Sheets, and derivatives in a liability position are reported within derivative liabilities on the Consolidated Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

F-44

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The following table provides a summary of the derivative assets and liabilities including embedded derivatives as of December 31, 31, 2012 and 2011, respectively.

	December 31, 2012		December 31, 2011
	Fair Value Assets	Fair Value Liabilities	Fair Value Assets	Fair Value Liabilities

	(in millions)
Derivatives on balance sheets	$11,853	$8,439	$11,953	$7,813
Non-reinsurance embedded derivatives	2,701	1,346	2,914	1,275

Total derivatives	14,554	9,785	14,867	9,088
Netting adjustments (a)	(1,701)	(3,367)	(550)	(4,572)
Assets and cash collateral used to offset asset/liabilities	(8,288)	(1,408)	(10,156)	(342)
Affiliate reinsurance related to embedded derivatives (b)	(1,317)	(3,223)	(1,342)	(2,572)

Total derivatives after netting adjustments, collateral and net of reinsurance related embedded derivatives	$3,248	$1,787	$2,819	$1,602

(a)	Represents the netting of derivative exposures covered by a master netting agreement. For these purposes, a master netting agreement is an arrangement between the Company and a counterparty where more than one derivative contract exists between the two entities.

(b)	Represents activity related to reinsurance contracts between the Company and affiliated reinsurers. These entities are under common control with the Company by the Company’s ultimate parent, MFC, and they do not create an inter-connection to any third party financial institution unaffiliated with the Company.

Hedging Relationships

The Company uses derivatives for economic hedging purposes only. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as either fair value hedges or cash flow hedges, as described below.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps and currency forwards to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

For the years ended December 31, 2012, 2011, and 2010, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2012, the Company had no hedges of firm commitments.

F-45

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The following tables show the investment gains (losses) recognized:

Year ended December 31, 2012
Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$118	$(93)	$25
	Fixed-rate liabilities	(4)	1	(3)
Foreign Currency Swaps	Fixed-rate assets	(1)	(22)	(23)
	Fixed-rate liabilities	-	-	-

Total		$113	$(114)	$(1)

Year ended December 31, 2011
Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$(546)	$679	$133
	Fixed-rate liabilities	339	(370)	(31)
Foreign Currency Swaps	Fixed-rate assets	(21)	10	(11)
	Fixed-rate liabilities	-	-	-

Total		$(228)	$319	$91

Year ended December 31, 2010
Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$(70)	$157	$87
	Fixed-rate liabilities	62	(64)	(2)
Foreign Currency Swaps	Fixed-rate assets	(73)	111	38
	Fixed-rate liabilities	-	-	-

Total		$(81)	$204	$123

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge

F-46

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the year ended December 31, 2010, all of the Company’s hedged forecast transactions qualified as cash flow hedges. For the year ended December 31, 2011 certain cash flow hedges were discontinued because it was no longer probable that the original forecasted transaction would occur by the end of the originally specified time period documented at inception of the hedging relationship. In 2012 and 2011, the Company completed a comprehensive review of its projections of future cash flows related to hedging activity for its life insurance business and its long-term care business, respectively. As a result of the continued volatility in interest rates and current trends within the long-term care and life insurance businesses, the Company de-designated $1.6 billion (notional principal) of forward-starting interest rate swaps for the life insurance business in 2012, and $3.9 billion (notional principal) of forward-starting interest rate swaps for the long-term care business in 2011.

The accumulated other comprehensive income related to de-designated swaps continues to be deferred because the forecasted transactions are still possible of occurring. During 2012 and 2011, the deferred OCI related to the de-designated swaps amounted to $312 million, net of tax and $432 million, net of tax, respectively. If the forecasted transactions do occur, these amounts will be reclassified to earnings in the periods during which variability in the cash flows hedged or the hedged forecasted transactions are recognized in earnings. If the forecasted transactions become unlikely, the amounts will be reclassified to earnings in that period.

In addition, during 2012 the Company completed a review of the investment strategy for the JHNY universal life (“UL”) business. As part of this review, it was determined that it was appropriate for the UL business to begin investing in non-fixed income assets. Under the revised investment strategy, UL cash flows will be invested in a combination of fixed income and non-fixed income assets, potentially resulting in lower cash flows available for reinvestments in fixed income assets than originally anticipated for the UL cash flow hedging program. The Company voluntarily de-designated $150 million (notional principal) of forward-starting interest rate swaps in 2012, however believes that the originally forecasted fixed income asset purchases are still probable of occurring as forecasted. Accordingly, the accumulated other comprehensive income related to these de-designated swaps continues to be deferred. During 2012, the deferred OCI related to the de-designated swaps amounted to $30 million, net of tax. If the forecasted transactions do occur as expected, these amounts will be allocated to the acquired fixed income assets in the periods during which the hedged forecasted transactions occur and amortized to earnings over the life of the underlying fixed income assets acquired. If the forecasted transactions are no longer possible of occurring, the amounts will be reclassified to earnings in that period.

F-47

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The following tables present the effects of derivatives in cash flow hedging relationships on the Consolidated Statements of Operations, the Consolidated Statements of Comprehensive Income (Loss) and the Consolidated Statements of Changes in Shareholder’s Equity.

Year ended December 31, 2012
Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$526	$212	$9
	Floating rate assets	(5)	-	-
	Inflation indexed liabilities	134	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	(16)	(4)	-
	Floating rate assets	(1)	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	3	1	-
	Foreign currency assets	-	-	-
Equity market contracts	Share-based payments	7	-	-

	Total	$648	$209	$9

Year ended December 31, 2011
Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$1,916	$59	$14
	Floating rate assets	5	-	-
	Inflation indexed liabilities	(136)	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	16	-	-
	Floating rate assets	(1)	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	(16)	-	-
	Foreign currency assets	-	-	-
Equity market contracts	Share-based payments	(7)	-	-

	Total	$1,777	$59	$14

F-48

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Year ended December 31, 2010

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$48	$(129)	$3
	Floating rate assets	-	-	-
	Inflation indexed liabilities	(43)	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	(25)	-	-
	Floating rate assets	(4)	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	(9)	-	-
	Foreign currency assets	(1)	-	-
Equity market contracts	Share-based payments	(3)	-	-

Total		$(37)	$(129)	$3

The Company anticipates that pre-tax net gains of approximately $70 million will be reclassified from AOCI to earnings within the next 12 months. The maximum time frame for which variable cash flows are hedged is 34 years.

For a rollforward of the net accumulated gains (losses) on cash flow hedges see the Shareholder’s Equity Note.

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swap agreements, interest rate futures contracts and CDS to manage credit risk, and interest rate cap and floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. Beginning in November 2007, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity and currency futures. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

F-49

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

For the years ended December 31, 2012, 2011, and 2010, net losses and net gains related to derivatives in a non-hedging relationship were recognized by the Company and the components were recorded in net realized investment and other gains (losses) as follows:

Years ended December 31,	2012	2011	2010
	(in millions)
Non-Hedging Relationships
Interest rate swaps	$(336)	$3,230	$145
Interest rate futures	(53)	(237)	(56)
Interest rate options	(8)	1	(1)
Credit defaults swaps	1	-	-
Foreign currency swaps	(32)	17	(68)
Foreign currency forwards	(5)	(10)	22
Foreign currency futures	-	16	(18)
Embedded derivatives	(1,730)	153	(93)
Equity market contracts	7	(1)	12
Equity index futures	(1,555)	(318)	(652)

Total Investment Gains (Losses) from Derivatives in Non-Hedging Relationships	$(3,711)	$2,851	$(709)

Credit Default Swaps. The Company replicates exposure to specific issuers by selling credit protection via CDS in order to complement its cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

The following table provides details of the CDS protection sold by type of contract and external agency rating for the underlying reference security, as of December 31, 2012 and 2011, respectively.

	December 31, 2012			December 31, 2011
	Notional amount[2]	Fair Value	Weighted average maturity (in years)[3]	Notional amount[2]	Fair Value	Weighted average maturity (in years)[3]
	(in millions)
Single name CDS[1]
Corporate Debt
AAA	$25	$1	4	$25	$1	5
AA	85	2	4	85	2	5
A	145	3	4	105	1	5
BBB	10	-	5	-	-

Total CDS protection sold	$265	$6		$215	$4

[1]

The rating agency designations are based on S&P where available followed by Moody’s, Dominion Bond Rating Services (DBRS), and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

[2]

Notional amount represents the maximum future payments the Company would have to pay its counterparties assuming a default of the underlying credit and zero recovery on the underlying issuer obligation.

[3]	The weighted average maturity of the CDS is weighted based on notional amounts.

F-50

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The Company holds no purchased credit protection at December 31, 2012. At December 31, 2011 the Company held purchased credit protection with a total notional amount of $31 million and a fair value of $1 million. The average credit rating of the counterparties guaranteeing the underlying credit is A+ and the weighted average maturity is 5.5 years.

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include fixed maturities, reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company’s embedded derivatives, see the Fair Value Measurements Note.

Credit Risk. The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its over-the-counter derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2012 and 2011, the Company accepted collateral consisting of cash of $2,142 million and $1,446 million and various securities with a fair value of $5,430 million and $5,591 million, respectively, which is held in separate custodial accounts. In addition, the Company has pledged collateral to support both the over-the-counter derivative instruments and exchange traded futures. For further details regarding pledged collateral see the Investments Note.

Note 9 — Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. Most contracts contain certain guarantees, which are discussed more fully below.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,
	2012	2011

	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$8,346	$7,586
Net amount at risk related to deposits	182	174
Average attained age of contract holders	52	52
Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. GMDB features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or (d) a combination of (b) and (c) above.

F-51

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

Contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions, which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated and affiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

F-52

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

	December 31,
	2012	2011

	(in millions, except for ages and percentages)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$24,553	$23,864
Net amount at risk — net of reinsurance	64	174
Average attained age of contract holders	66	65

Return of net deposits plus a minimum return
In the event of death
Account value	$542	$562
Net amount at risk — net of reinsurance	305	332
Average attained age of contract holders	70	70
Guaranteed minimum return rate	5%	5%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$25,350	$25,558
Net amount at risk — net of reinsurance	265	559
Average attained age of contract holders	66	65

Guaranteed Minimum Income Benefit
Account value	$4,816	$5,102
Net amount at risk — net of reinsurance	40	50
Average attained age of contract holders	65	64

Guaranteed Minimum Withdrawal Benefit
Account value	$38,613	$36,581
Net amount at risk	774	1,116
Average attained age of contract holders	63	65

F-53

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2012	2011

	(in millions)
Type of Fund
Equity	$28,537	$27,351
Balanced	21,539	20,850
Bond	7,557	7,321
Money Market	1,407	1,667

Total	$59,040	$57,189

The following table summarizes the liabilities for guarantees on variable annuity contracts reflected in future policy benefits in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Total

	(in millions)
Balance at January 1, 2012	$247	$211	$1,165	$1,623
Incurred guarantee benefits	(51)	(91)	-	(142)
Other reserve changes	33	59	145	237

Balance at December 31, 2012	229	179	1,310	1,718
Reinsurance recoverable	(68)	(1,801)	(1,071)	(2,940)

Net balance at December 31, 2012	$161	$(1,622)	$239	$(1,222)

Balance at January 1, 2011	$225	$177	$507	$909
Incurred guarantee benefits	(66)	(75)	-	(141)
Other reserve changes	88	109	658	855

Balance at December 31, 2011	247	211	1,165	1,623
Reinsurance recoverable	(82)	(2,046)	(953)	(3,081)

Net balance at December 31, 2011	$165	$(1,835)	$212	$(1,458)

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserves were determined in accordance with ASC 815 “Derivatives and Hedging”.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2012 and 2011:

•

Data used included 1,000 stochastically generated investment performance scenarios. For the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations, risk neutral scenarios were used.

F-54

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

•

For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

•	Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for ASC 815 calculations.

•	Annuity mortality was based on the Ruark table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•	Annuity base lapse rates vary by contract type, duration, type of living benefit or death benefit rider, and whether guaranteed withdrawals are being taken. The lapse rates range from 0.5% to 40%.

•

The discount rates used in the GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserve calculations range from 6.4% to 7%. The discount rates used in the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations were based on the term structure of swap curves with a credit spread based on the credit standing of MFC (for GMWB) and the reinsurers (for GMIB).

Note 10 — Closed Blocks

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues. Assets allocated to the closed blocks inure solely to the benefit of the holders of the policies included in the closed blocks and will not revert to the benefit of the shareholder of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior approval from the State of Michigan Office of Financial and Insurance Regulation.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

The assets and liabilities allocated to the closed blocks are recorded in the Company’s Consolidated Balance Sheets and Consolidated Statements of Operations on the same basis as other similar assets and liabilities. The carrying amount of the closed blocks’ liabilities in excess of the carrying amount of the closed blocks’ assets at the date the closed blocks were established (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed blocks that can be recognized in income over the period the policies in the closed blocks remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings of a closed block are greater than expected cumulative earnings of that block, only expected earnings will be recognized in that closed block’s income. Actual cumulative earnings in excess of expected cumulative earnings of a closed block represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to the policyholders of that closed block as an additional policyholder dividend unless otherwise offset by future closed block performance that is less favorable than originally expected. If actual cumulative performance of a closed block is less favorable than expected, expected earnings for that closed block will be recognized in net income, unless the policyholder dividend obligation has been reduced to zero, in which case actual earnings will be recognized in income. The policyholder dividend obligation for the JHLICO and JHUSA closed blocks was zero at December 31, 2012 and 2011.

F-55

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

For all closed block policies, the principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders’ benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. For the JHLICO closed block policies, the principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred policy acquisition costs. There are no exclusions applicable to the JHUSA closed block. The amounts shown in the following tables for assets, liabilities, revenues, and expenses of the closed blocks are those that enter into the determination of amounts that are to be paid to policyholders.

The following tables set forth certain summarized financial information relating to the closed blocks as of the dates indicated:

JHUSA Closed Block

	December 31,
	2012	2011

	(in millions)
Liabilities
Future policy benefits	$8,258	$8,349
Policyholders’ funds	74	76
Policyholder dividends payable	162	180
Other closed block liabilities	659	636

Total closed block liabilities	9,153	9,241

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2012—$2,733; 2011—$2,918)	3,163	3,250
Mortgage loans on real estate	519	579
Investment real estate	710	692
Policy loans	1,589	1,586
Other invested assets	5	4

Total investments	5,986	6,111

Cash borrowings, cash, and cash equivalents	(513)	(339)
Accrued investment income	101	102
Amount due from and held for affiliates	2,047	1,885
Other closed block assets	588	574

Total assets designated to the closed block	8,209	8,333

Excess of closed block liabilities over assets designated to the closed block	944	908
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $322 and $265, respectively	597	492
Adjustment for deferred policy acquisition costs, net deferred income tax benefit of $111 and $82, respectively	(206)	(153)
Foreign currency translation adjustment	(79)	(70)

Total amounts included in accumulated other comprehensive income	312	269

Maximum future earnings to be recognized from closed block assets and liabilities	$1,256	$1,177

F-56

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHUSA Closed Block

	Years ended December 31,
	2012	2011	2010

	(in millions)
Revenues
Premiums	$538	$558	$597
Net investment income	339	331	351
Net realized investment income and other gains (losses)	111	67	161

Total revenues	988	956	1,109

Benefits and Expenses
Benefits to policyholders	656	668	713
Policyholder dividends	331	354	367
Amortization of deferred policy acquisition costs	94	14	(28)
Other closed block operating costs and expenses	29	29	28

Total benefits and expenses	1,110	1,065	1,080

Revenues, net of benefits and expenses	(122)	(109)	29
Income tax expense (benefit)	(43)	(41)	11

Revenues, net of benefits and expenses and income taxes	$(79)	$(68)	$18

Maximum future earnings from closed block assets and liabilities:

	December 31,
	2012	2011

	(in millions)
Beginning of period	$1,177	$1,109
Revenues, net of benefits and expenses and income taxes	79	68

End of period	$1,256	$1,177

F-57

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHLICO Closed Block

	December 31,
	2012	2011

	(in millions)
Liabilities
Future policy benefits	$10,488	$10,654
Policyholders’ funds	1,446	1,506
Policyholder dividends payable	324	367
Other closed block liabilities	418	409

Total closed block liabilities	12,676	12,936

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2012—$6,198; 2011—$6,411)	6,839	6,939
Equity securities:
Available-for-sale—at fair value (cost: 2012—$6; 2011—$11)	9	12
Mortgage loans on real estate	2,176	2,284
Policy loans	1,449	1,491
Other invested assets	88	104

Total investments	10,561	10,830

Cash borrowings, cash, and cash equivalents	154	(36)
Accrued investment income	128	133
Other closed block assets	88	88

Total assets designated to the closed block	10,931	11,015

Excess of closed block liabilities over assets designated to the closed block	1,745	1,921
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $229 and $194, respectively	425	358

Maximum future earnings to be recognized from closed block assets and liabilities	$2,170	$2,279

F-58

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHLICO Closed Block

	Years ended December 31,
	2012	2011	2010

	(in millions)
Revenues
Premiums	$514	$577	$621
Net investment income	555	576	585
Net realized investment income and other gains (losses)	65	73	18

Total revenues	1,134	1,226	1,224

Benefits and Expenses
Benefits to policyholders	665	729	733
Policyholder dividends	289	412	439
Other closed block operating costs and expenses	12	52	11

Total benefits and expenses	966	1,193	1,183

Revenues, net of benefits and expenses	168	33	41
Income tax expense (benefit)	59	12	12

Revenues, net of benefits and expenses and income taxes	$109	$21	$29

Maximum future earnings from closed block assets and liabilities:

	December 31,
	2012	2011

	(in millions)
Beginning of period	$2,279	$2,300
Revenues, net of benefits and expenses and income taxes	(109)	(21)

End of period	$2,170	$2,279

F-59

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Debt and Line of Credit

External short-term and long-term debt consisted of the following:

	December 31,
	2012	2011

	(in millions)
Short-term debt:
Current maturities of long-term debt	$14	$11

Long-term debt:
Surplus notes, 7.38% maturing in 2024	472	473
Fixed rate notes payable, interest ranging from 5.4% to 13.84% due in varying amounts to 2016	62	106
Variable rate notes payable, interest ranging from LIBOR plus 0.45% to LIBOR plus 3.15%	-	59

	534	638
Less current maturities of long-term debt	(14)	(11)

Total long-term debt	$520	$627

Consumer notes:
Notes payable, interest ranging from 0.80% to 6.00% due in varying amounts to 2032	$716	$819

Long-Term Debt

Aggregate maturities of long-term debt are as follows: 2013—$14 million; 2014—$32 million; 2015—$0 million ; 2016—$16 million; 2017—$0 million; and thereafter—$472 million.

Interest expense on debt, included in other operating costs and expenses, was $41 million, $46 million and $47 million in 2012, 2011, and 2010, respectively. Interest paid on debt was $38 million, $43 million, and $47 million in 2012, 2011, and 2010, respectively.

The fixed rate notes payable includes $47 million of collateralized debt and therefore ranks highest in priority. The remaining fixed rate notes payable are unsecured. Any payment of interest or principal on the surplus notes requires the prior approval of the Commissioner.

Consumer Notes

The Company issued consumer notes through its SignatureNotes program. The SignatureNotes investment product was sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes have a variety of maturities, interest rates, and call provisions.

Aggregate maturities of consumer notes, net of unamortized dealer fees, are as follows: 2013—$56 million; 2014—$237 million; 2015—$148 million; 2016—$67 million; 2017—$8 million; and thereafter—$204 million.

Interest expense on consumer notes, included in other operating costs and expenses, was $34 million, $42 million, and $48 million in 2012, 2011, and 2010, respectively. Interest paid amounted to $36 million, $42 million, and $48 million in 2012, 2011, and 2010, respectively.

F-60

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Debt and Line of Credit - (continued)

Line of Credit

At December 31, 2012, the Company had a committed line of credit established by MFC totaling $1 billion pursuant to a 364-day revolving credit facility. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, which were met at December 31, 2012. At December 31, 2012, the Company had no outstanding borrowings under the agreement.

At December 31, 2012, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2015. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2012. At December 31, 2012, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

Note 12 — Income Taxes

The Company is included in the consolidated federal income tax return of JHFC. In 2010, the Company’s common parent, Manulife Holdings Delaware LLC (“MHDLLC”) merged with JHFC resulting in a new combined group. John Hancock Life and Health Insurance Company (“JHLH”), an affiliate, files a separate federal income tax return for a five-year period that began in 2010.

Income (loss) before income taxes includes the following:

	Years ended December 31,
	2012	2011	2010

	(in millions)
Domestic	$(766)	$(1,143)	$(788)

Income (loss) before income taxes	$(766)	$(1,143)	$(788)

The components of income taxes were as follows:

	Years ended December 31,
	2012	2011	2010

	(in millions)
Current taxes:
Federal	$(255)	$(233)	$(224)
State	-	1	-

Total	(255)	(232)	(224)

Deferred taxes:
Federal	(378)	(100)	403
State	-	-	(3)

Total	(378)	(100)	400

Total income tax expense (benefit)	$(633)	$(332)	$176

F-61

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

A reconciliation of income taxes at the federal income tax rate to income tax expense (benefit) charged to operations follows:

	Years ended December 31,
	2012	2011	2010

	(in millions)

Tax at 35%	$(268)	$(400)	$(276)
Add (deduct):
Prior year taxes	(61)	27	47
Tax credits	(76)	(74)	(65)
Tax-exempt investment income	(29)	(31)	(34)
Lease income	27	1	(5)
Dividend received deduction	(113)	(102)	(88)
Change in tax reserves	(128)	67	34
Goodwill impairment	-	175	560
Foreign tax expense gross-up	10	3	3
Other	5	2	-

Total income tax expense (benefit)	$(633)	$(332)	$176

F-62

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

Deferred income tax assets and liabilities result from tax affecting the differences between the financial statement values and income tax values of assets and liabilities at each Consolidated Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,
	2012	2011

	(in millions)
Deferred tax assets:
Policy reserves	$2,401	$2,752
Net operating loss carryforwards	661	666
Net capital loss carryforwards	-	-
Tax credits	831	698
Unearned revenue	523	702
Deferred compensation	53	61
Accrued interest	414	437
Policyholder dividends payable	91	156
Other	91	147

Total deferred tax assets	5,065	5,619

Deferred tax liabilities
Unrealized investment gains on securities	2,954	2,225
Deferred policy acquisition costs	1,606	1,751
Intangible assets	946	1,042
Premiums receivable	36	37
Deferred sales inducements	57	89
Deferred gains	527	577
Securities and other investments	2,969	3,690
Other	188	130

Total deferred tax liabilities	9,283	9,541

Net deferred tax liabilities	$4,218	$3,922

At December 31, 2012, the Company had $1,889 million of net operating loss carryforwards which will expire between 2023 and 2030. At December 31, 2012, the Company had $831 million of tax credits, which consist of $633 million of general business credits, $172 million of foreign tax credits, and $26 million of alternative minimum tax credits. The general business credits begin to expire in tax year 2021 through tax year 2032. The foreign tax credits begin to expire in tax year 2013 through tax year 2022. The alternative minimum tax credits do not have an expiration date.

The Company has not recorded a valuation allowance with respect to the realizability of its deferred tax assets. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets. Based on management’s assessment of all available information, management believes that it is more likely than not the Company will realize the full benefit of its deferred tax assets.

In 2012, the Company received income tax refunds of $190 million from subsidiaries under the terms of its inter-company tax-sharing agreement and made income tax payments of $43 million to the Internal Revenue Service (“IRS”). In 2011, the Company received income tax refunds of $181 million from subsidiaries under the terms of its inter-company tax-sharing agreement and received income tax refunds of $20 million from the IRS. In 2010, the Company received income tax refunds of $60 million from subsidiaries under the inter-company tax sharing agreement and made income tax payments of $29 million to the IRS.

F-63

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the IRS. Effective for 2010, the Company’s common parent JHFC merged into MHDLLC resulting in a new combined group. The returns for the new combined group have not yet been examined by the IRS. With respect to the legacy MHDLLC consolidated return group, the IRS audits for tax years prior to 2006 have been closed. Tax years 2006 and 2007 for MHDLLC are in IRS appeals and tax years 2008 and 2009 are currently under examination. With respect to the legacy JHFC group, the IRS has completed its examinations of tax years 1997 through 2006. The IRS has issued statutory notices of deficiency relating to issues in years 1997 through 2001. The Company resolved all issues with the IRS except leveraged leases, for which the Company is waiting on a decision from the U.S. Tax Court. For tax years 2002 through 2004, all issues have been resolved except those pertaining to the Tax Court case. For tax years 2005 and 2006, the legacy JHFC group is currently in appeals. Tax years 2007 through 2009 are currently under examination by the IRS. Tax years 1997 through 2004 remain open until the Tax Court case is resolved. Management believes that adequate provision has been made in the financial statements for potential assessments relating to all open tax years.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31,
	2012	2011

	(in millions)
Balance, beginning of year	$2,477	$2,261
Additions based on tax positions related to the current year	350	212
Additions for tax positions of prior years	616	10
Reductions for tax positions of prior years	(217)	(6)

Balance, end of year	$3,226	$2,477

Included in the balances as of December 31, 2012 and 2011, respectively, are $237 million and $387 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2012 and 2011, respectively, are $2,989 million and $2,090 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Excluding the effect of interest and penalties, this has no impact on the annual effective rate, but would accelerate the payment of taxes to an earlier period.

The Company’s liability for unrecognized tax benefits may decrease in the next twelve months pending the outcome of remaining issues associated with the 1997 through 2009 IRS audit. A reasonable estimate of the decrease cannot be determined at this time; however, the Company believes that the ultimate resolution will not result in a material change to its consolidated financial statements.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. The Company recognized approximately $34 million of interest benefit for the year ended December 31, 2012, $161 million and $166 million of interest expense for the years ended December 31, 2011 and 2010, respectively. The Company had approximately $1,157 million and $1,191 million accrued for interest as of December 31, 2012 and 2011, respectively. The Company did not recognize material penalties for the years ended December 31, 2012, 2011, and 2010.

Note 13 — Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $1,957 million and $124 million, respectively, at December 31, 2012. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. Approximately 40% of these commitments expire in 2013 and the remainder expire by 2017.

The Company leases office space under non-cancelable operating lease agreements with various expiration dates. Rental expenses, net of sub-lease income, were $18 million, $20 million and $24 million for the years ended December 31, 2012, 2011, and 2010, respectively.

F-64

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Commitments, Guarantees, Contingencies, and Legal Proceedings - (continued)

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases along with the associated sub-lease income are as follows:

	Non-cancelable Operating Leases	Sub-lease Income
	(in millions)
2013	$43	$17
2014	33	14
2015	18	3
2016	10	-
2017	7	-
Thereafter	365	-

Total	$476	$34

Other than the Company’s investment in real estate, the Company does not have any material sub-lease income related to its office space. Leasing of investment real estate is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

Guarantees. In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. GAAP specific to the insurance industry. The Company had no guarantees outstanding outside the scope of insurance accounting at December 31, 2012.

Contingencies. The Company is an investor in leveraged leases and has established provisions for possible disallowance of the tax treatment and for interest on past due taxes. The Company continues to believe that deductions originally claimed in relation to these arrangements are appropriate. Although not expected to occur, should the tax attributes of the leveraged leases be fully denied, no material impact to the Company’s results are expected.

The Company acts as an intermediary/broker in over-the-counter derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Office of Financial and Insurance Regulation, state attorneys general, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a regular quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

F-65

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity

Capital Stock

The Company has two classes of capital stock, preferred stock and common stock. All of the outstanding preferred and common stock of the Company is owned by MIC, its parent.

F-66

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

Accumulated Other Comprehensive Income (Loss)

The components of accumulated other comprehensive income (loss) were as follows:

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2010	$207	$400	$9	$(478)	$138
Gross unrealized investment gains (net of deferred income tax expense of $770)	1,429				1,429
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $275)	(510)				(510)
Adjustment for policyholder liabilities (net of deferred income tax expense of $23)	42				42
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $97)	(180)				(180)

Net unrealized investment gains	781				781
Foreign currency translation adjustment			(53)		(53)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1)				(2)	(2)
Change in net actuarial loss (net of deferred income tax expense of $5)				9	9
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $1)				2	2
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $20)		(37)			(37)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $69)		(129)			(129)
Transfer of certain pension and postretirement benefit plans to Parent (net of deferred income tax expense of $255)				473	473

Balance at December 31, 2010	$988	$234	$(44)	$4	$1,182

F-67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2011	$988	$234	$(44)	$4	$1,182
Gross unrealized investment gains (net of deferred income tax expense of $1,817)	3,371				3,371
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $373)	(692)				(692)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $355)	(659)				(659)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $418)	(775)				(775)

Net unrealized investment gains	1,245				1,245
Foreign currency translation adjustment			13		13
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $957)		1,777			1,777
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $32)		(59)			(59)

Balance at December 31, 2011	$2,233	$1,952	$(31)	$4	$4,158

F-68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2012	$2,233	$1,952	$(31)	$4	$4,158
Gross unrealized investment gains (net of deferred income tax expense of $902)	1,677				1,677
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $369)	(686)				(686)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $135)	(251)				(251)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax expense of $64)	118				118

Net unrealized investment gains	858				858
Foreign currency translation adjustment			(50)		(50)
Pension and postretirement benefits:
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $-)				-	-
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $349)		648			648
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $113)		(209)			(209)

Balance at December 31, 2012	$3,091	$2,391	$(81)	$4	$5,405

F-69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

Net unrealized investment gains (losses) included on the Company’s Consolidated Balance Sheets as a component of shareholder’s equity are summarized below:

	Years ended December 31,
	2012	2011	2010

	(in millions)
Balance, end of year comprises:
Unrealized investment gains (losses) on:
Fixed maturities	$7,378	$5,932	$1,861
Equity securities	471	365	360
Other investments	5	33	(14)

Total (1)	7,854	6,330	2,207

Amounts of unrealized investment gains (losses) attributable to:
Deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability	(1,642)	(1,824)	(631)
Policyholder liabilities	(1,456)	(1,070)	(56)
Deferred income taxes	(1,665)	(1,203)	(532)

Total	(4,763)	(4,097)	(1,219)

Net unrealized investment gains (losses)	$3,091	$2,233	$988

(1)	Includes unrealized investment gains (losses) on invested assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Related Party Transactions Note, for information on the associated MRBL reinsurance agreement.

Statutory Results

The Company and its wholly-owned subsidiaries, JHNY and JHLH, are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance departments of their states of domicile, which are Michigan, New York, and Massachusetts, respectively.

The Company’s statutory net (loss) income for the years ended December 31, 2012, 2011, and 2010 was $221 million, $(2,888) million, and $40 million, respectively. The Company’s statutory capital and surplus as of December 31, 2012 and 2011 was $5,794 million and $4,971 million, respectively.

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Insurance Commissioner. Dividends to the shareholder that may be paid without prior approval of the Commissioner are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations for the 12 month period ending December 31 of the immediately preceding year. JHUSA paid no shareholder dividends to MIC for the years ended December 31, 2012 and 2011.

F-70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Pension and Other Postretirement Benefit Plans

Prior to December 31, 2010, the Company accounted for its share of the John Hancock Pension Plan, a qualified defined benefit plan, and the John Hancock Non-Qualified Pension Plan, a non-qualified defined benefit plan (collectively, “the Plans”), and the John Hancock Employee Welfare Plan (the “Welfare Plan”) as direct legal obligations of the Company and accounted for the corresponding plan obligations on its Consolidated Balance Sheets and Consolidated Statements of Operations. Effective December 31, 2010, the Company transferred the sponsorship of these plans to MIC along with the associated net liabilities. The impact of the transfer on the Company’s December 31, 2010 Consolidated Statements of Changes in Shareholder’s Equity was a decrease in additional paid-in capital of $13 million and an increase in accumulated other comprehensive income of $473 million, net of tax.

Prior to December 31, 2010, the Company sponsored the John Hancock Pension Plan that covers substantially all of its employees. Historically, pension benefits were calculated utilizing a traditional formula. Under the traditional formula, benefits were provided based upon length of service and final average compensation. As of January 1, 2002, all defined benefit pension plans were amended to a cash balance basis. Under the cash balance formula, participants are credited with benefits equal to a percentage of eligible pay, as well as interest. Certain grandfathered employees are eligible to receive benefits based upon the greater of the traditional formula or cash balance formula. In addition, early retirement benefits are subsidized for certain grandfathered employees.

Prior to December 31, 2010, the Company’s funding policy for its qualified defined benefit plan was to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws and generally not greater than the maximum amount that can be deducted for federal income tax purposes. In 2010, no contributions were made to the qualified plan.

Prior to December 31, 2010, the Company also sponsored the John Hancock Non-Qualified Pension Plan. an unfunded non-qualified defined benefit plan. This plan provides supplemental benefits in excess of the compensation limit outlined in the Internal Revenue Code for certain employees.

Prior to December 31, 2010, the Company’s funding policy for the John Hancock Non-Qualified Pension Plan was to contribute an amount equal to the plan’s benefit payments made during the year. The contribution to the non-qualified plan was $31 million in 2010.

As of the transfer date, the assets and liabilities of the Plans became direct obligations of MIC, while JHUSA became a participating employer in the plans transferred. Prospectively, the Company will remain jointly and severally liable for the funding requirements of the Plans and will recognize its allocation from MIC of the required contributions to the plans as pension expense in its Consolidated Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. Prior to 2011, pension expense was the net periodic benefit cost incurred for these plans as determined by the plan actuary and consistent with actuarial practice for a plan sponsor. The expense for the Plans was $59 million, $41 million and $7 million in 2012, 2011, and 2010, respectively. The components of the $7 million in 2010 consisted of $32 million service cost, $124 million interest cost, ($161) million expected return on plan assets, ($3) million amortization of prior service cost and $15 million recognized actuarial loss. In 2010, benefits paid related to the qualified defined benefit plan and the non-qualified plan were $175 million.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for the plan was $ 7 million, $6 million, and $8 million in 2012, 2011, and 2010, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

Prior to December 31, 2010, the Company provided postretirement medical and life insurance benefits for its retired employees and their spouses through its sponsorship of the John Hancock Financial Services, Inc. Employee Welfare Plan. Effective January 1, 2010, the plan was renamed the John Hancock Employee Welfare Plan and plan sponsorship was transferred from MIC to the Company. Certain employees hired prior to January 1, 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan’s provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum.

F-71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Pension and Other Postretirement Benefit Plans - (continued)

The Welfare Plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also, the number of years of service required to be eligible for the benefit was increased to 15 years for all participants. The future retiree life insurance coverage amount was frozen as of December 31, 2006.

Prior to December 31, 2010, the Company’s policy was to fund the Welfare Plan in amounts at or below the annual tax qualified limits. The contribution to the Welfare Plan was $48 million in 2010.

As of the transfer date, the liabilities of the Welfare Plan became direct obligations of MIC, while JHUSA became a participating employer in the plan. Prospectively, the Company will remain jointly and severally liable for the funding requirements of the Welfare Plan and will recognize its allocation from MIC of the benefits paid on behalf of plan participants as postretirement benefits expense in its Consolidated Statements of Operations. The allocation is derived by utilizing participant data to calculate claim payments relating to participants in these plans. Prior to 2011, the Welfare Plan expense was the net periodic benefit cost incurred for these plans as determined by the plan actuary and consistent with actuarial practice for a plan sponsor. The expense for this plan was $30 million, $46 million, and $3 million in 2012, 2011, and 2010, respectively. The components of the $3 million in 2010 consisted of $1 million service cost, $28 million interest cost and ($26) million expected return on plan assets.

The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. Sponsorship of these plans transferred from MIC to the Company effective January 1, 2010. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Expense for these plans is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for these defined contribution plans was $19 million, $19 million, and $18 million in 2012, 2011, and 2010, respectively.

Assumptions

Weighted-average assumptions used to determine the Company’s net periodic benefit cost for the year ended December 31, 2010, when the Company was the sponsor, are as follows:

	Pension Benefits	Other Postretirement Benefits

Discount rate	5.50%	5.50%
Expected long-term return on plan assets	7.75%	7.75%
Rate of compensation increase	4.35%	N/A
Health care cost trend rate for the following year		8.50%
Ultimate trend rate		5.00%
Year ultimate rate reached		2028

The overall expected long-term rate of return on plan assets assumption reflects the Company’s best estimate. The general approach used to develop the assumption takes into consideration the allocation of assets held on the measurement date, plus the target allocation of expected contributions to the plan for the upcoming fiscal year, net of investment expenses. The rate is calculated using historical weighted-average real returns for each significant class of plan assets including the effects of continuous reinvestment of earnings. In addition, the calculation includes a long-term expectation of general inflation. Current market conditions and published commentary are also considered when assessing the reasonableness of the overall expected long-term rate of return on plan assets assumption.

F-72

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements

The following table presents the carrying amounts and fair values of the items measured or disclosed at fair value by the Company. Fair values have been determined by using available market information and the valuation methodologies described below.

	December 31,
	2012		2011
	Carrying Value	Fair Value	Carrying Value	Fair Value

	(in millions)
Assets:
Fixed maturities:
Available-for-sale (1)	$63,285	$63,285	$67,266	$67,266
Held-for-trading	1,441	1,441	1,477	1,477
Equity securities:
Available-for-sale	386	386	439	439
Held-for-trading	130	130	97	97
Mortgage loans on real estate	13,192	15,065	13,974	15,335
Policy loans	5,264	5,264	5,220	5,220
Short-term investments	2,166	2,166	1,618	1,618
Cash and cash equivalents	3,511	3,511	3,296	3,296
Other invested assets (2)	367	367	425	425
Derivatives:
Interest rate swaps	11,502	11,502	11,580	11,580
Foreign currency swaps	268	268	346	346
Foreign currency forwards	10	10	4	4
Interest rate options	43	43	9	9
Equity market contracts	10	10	-	-
Credit default swaps	6	6	4	4
Embedded derivatives	2,715	2,715	2,924	2,924
Assets held in trust	2,487	2,487	2,463	2,463
Separate account assets	140,626	140,626	129,326	129,326

Total assets	$247,409	$249,282	$240,468	$241,829

Liabilities:
Consumer notes	$716	$757	$819	$837
Debt	534	593	638	677
Guaranteed investment contracts and funding agreements	465	471	577	577
Fixed-rate deferred and immediate annuities	8,903	9,219	9,415	9,307
Supplementary contracts without life contingencies	67	72	48	48
Derivatives:
Interest rate swaps	4,499	4,499	4,454	4,454
Foreign currency swaps	562	562	650	650
Foreign currency forwards	-	-	2	2
Equity market contracts	7	7	20	20
Credit default swaps	-	-	1	1
Embedded derivatives	4,717	4,717	3,961	3,961

Total liabilities	$20,470	$20,897	$20,585	$20,534

F-73

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

1)	Fixed maturities available-for-sale exclude leveraged leases of $1,711 million and $1,959 million at December 31, 2012 and 2011, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at its expected internal rate of return.
2)	Other invested assets exclude equity method and cost-accounted investments of $4,520 million and $4,076 million at December 31, 2012 and 2011, respectively.

ASC 820 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. This guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Active markets are defined as having the following characteristics for the measured asset/liability; (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads, and (v) most information publicly available. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data.

Most debt securities are classified within Level 2. Also included in the Level 2 category are financial instruments that are priced using models with observable market inputs, including most derivative financial instruments and certain separate account assets.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk.

Level 3 securities include less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency. Embedded and complex derivative financial instruments and separate account investments in timber and agriculture are also included in Level 3.

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities under ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques, which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The Company utilizes a Valuation Quality Assurance (“VQA”) team of security analysts. The MFC Chief Investment Officer has ultimate responsibility over the VQA team. The team ensures quality and completeness of all daily and monthly prices. Prices are received from external pricing vendors and brokers and put through a quality assurance process which includes review of price movements relative to the market, comparison of prices between vendors, and internal matrix

F-74

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

pricing. All inputs to our pricing matrix are external observable inputs extracted and entered by the VQA team. Broker quotes are used only when no external public vendor prices are available.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

In general, ASC 820 created the following two primary categories for the purpose of fair value disclosure:

•

Assets and Liabilities Measured and Disclosed at Fair Value on a Recurring Basis and Reported in the Consolidated Balance Sheets-This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturities, equity securities, short-term investments, derivatives, and separate account assets. Assets measured at fair value on a nonrecurring basis include limited partnership interests, and goodwill, which are reported at fair value only in the period in which an impairment is recognized.

•

Assets and Liabilities Disclosed at Fair Value on a Recurring Basis – This category includes mortgage loans on real estate, policy loans, cash and cash equivalents, consumer notes, guaranteed investment contracts, funding agreements and fixed-rate deferred and immediate annuities.

Assets and Liabilities Measured and Disclosed at Fair Value on a Recurring Basis

Fixed Maturities

For fixed maturities, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

Equity Securities

Equity securities are comprised of common stock and are classified within Level 1, as fair values are based on quoted market prices in active markets.

Short-term Investments

Short-term investments are comprised of securities due to mature within one year of the date of purchase. Those that are traded in active markets are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter (“OTC”) derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

F-75

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives

As defined in ASC 815, the Company holds assets and liabilities classified as embedded derivatives on the Consolidated Balance Sheets. These assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements (“Reinsurance GMIB Assets”). Liabilities include policyholder benefits offered under variable annuity contracts such as GMWB with a term certain and embedded reinsurance derivatives.

Embedded derivatives are recorded on the Consolidated Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many observable factors including, but not limited to, market conditions, credit ratings, and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of embedded derivatives that could materially affect net income. Embedded derivatives which are valued using observable market inputs are classified within Level 2 of the fair value hierarchy. Some embedded derivatives, mainly benefit guarantees for variable annuity products, utilize significant pricing inputs which are unobservable. These unobservable inputs are received from third party valuation experts and include equity volatility, mortality rates, lapse rates and utilization rates. Embedded derivatives with significant unobservable inputs are classified within Level 3.

The fair value of embedded derivatives related to GMIB and GMWB is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal, and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer; therefore, fair value reflects the reporting entity’s own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC’s own credit risk, which is determined by taking into consideration publicly available information relating to MFC’s debt, as well as its claims paying ability. Nonperformance risk is also reflected in the reinsurance GMIB assets held by the Company. The credit risk of the reinsurance companies is most representative of the nonperformance risk for the reinsurance GMIB assets and is derived from publicly available information relating to the reinsurance companies’ publicly issued debt. As such, the reinsurance contract embedded derivatives are classified within Level 2.

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Consolidated Balance Sheets representing the difference between the adjusted statutory book value and fair value of the related modified coinsurance assets with ongoing changes in fair value recorded in net realized investment and other gains (losses). The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

Separate Account Assets

Separate account assets are carried at fair value and reported as a summarized total on the Consolidated Balance Sheets. Assets owned by the Company’s separate accounts primarily include investments in funds, fixed maturity securities, equity securities, real estate, short-term investments, and cash and cash equivalents. For separate accounts structured as a non-unitized fund, the fair value of the separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account.

The fair value of fund investments is based upon quoted market prices or reported net asset values. Fund investments that are traded in an active market and have a net asset value that the Company can access at the measurement date are classified within Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account and may be classified within Level 1, 2, or 3 accordingly.

F-76

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Separate account assets classified as Level 3 consist primarily of debt and equity investments in private companies, which own timber and agriculture and carry it at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

Assets and Liabilities Disclosed at Fair Value on a Recurring Basis

Mortgage loans on real estate

The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy loans

These loans are carried at unpaid principal balances, which approximate their fair values.

Cash and cash equivalents

The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

Consumer notes, guaranteed investment contracts, and funding agreements

The fair values associated with these financial instruments are determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Debt

The fair value of the Company’s long-term debt is estimated using discounted cash flows based on the Company’s incremental borrowing rates for similar type of borrowing arrangements. Long-term debt includes variable and fixed rate notes related to consolidated variable interest entities.

Fixed-rate deferred and immediate annuities

The fair value of fixed-rate deferred annuities is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date. The fair value of fixed immediate annuities is determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

F-77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

The table below presents the fair value by fair value hierarchy level for assets and liabilities that are reported at fair value in the Consolidated Balance Sheet:

	December 31, 2012
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$41,693	$-	$38,004	$3,689
Commercial mortgage-backed securities	1,394	-	1,166	228
Residential mortgage-backed securities	242	-	4	238
Collateralized debt obligations	106	-	6	100
Other asset-backed securities	894	-	847	47
U.S. Treasury and agency securities	12,095	-	12,095	-
Obligations of states and political subdivisions	5,394	-	4,831	563
Debt securities issued by foreign governments	1,467	-	1,467	-

Total fixed maturities available-for-sale	63,285	-	58,420	4,865

Fixed maturities held-for-trading:
Corporate debt securities	997	-	955	42
Commercial mortgage-backed securities	145	-	134	11
Residential mortgage-backed securities	1	-	-	1
Collateralized debt obligations	2	-	1	1
Other asset-backed securities	24	-	23	1
U.S. Treasury and agency securities	190	-	190	-
Obligations of states and political subdivisions	81	-	70	11
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	1,441	-	1,374	67

Equity securities available-for-sale	386	386	-	-
Equity securities held-for-trading	130	130	-	-
Short-term investments	2,166	-	2,166	-
Other invested assets (2)	367	-	-	367
Derivative assets (3):
Interest rate swaps	11,502	-	11,484	18
Foreign currency swaps	268	-	268	-
Foreign currency forwards	10	-	10	-
Interest rate options	43	-	-	43
Credit default swaps	6	-	6	-
Equity market contracts	10	-	5	5
Embedded derivatives (4):
Reinsurance contracts	14	-	14	-
Benefit guarantees	2,701	-	-	2,701
Assets held in trust (6)	2,487	886	1,546	55
Separate account assets (5)	140,626	130,912	7,491	2,223

Total assets at fair value	$225,442	$132,314	$82,784	$10,344

Liabilities:
Derivatives liabilities (3):
Interest rate swaps	$4,499	$-	$4,498	$1
Foreign currency swaps	562	-	517	45
Foreign currency forwards	-	-	-	-
Equity market contracts	7	-	1	6
Credit default swaps	-	-	-	-
Embedded derivatives (4):
Reinsurance contracts	3,371	-	3,371	-
Participating pension contracts	129	-	129	-
Benefit guarantees	1,217	-	-	1,217

Total liabilities at fair value	$9,785	$-	$8,516	$1,269

F-78

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

	December 31, 2011
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$43,331	$-	$39,183	$4,148
Commercial mortgage-backed securities	3,132	-	2,834	298
Residential mortgage-backed securities	370	-	9	361
Collateralized debt obligations	131	-	17	114
Other asset-backed securities	1,093	-	1,049	44
U.S. Treasury and agency securities	12,823	-	12,823	-
Obligations of states and political subdivisions	4,964	-	4,428	536
Debt securities issued by foreign governments	1,422	-	1,422	-

Total fixed maturities available-for-sale	67,266	-	61,765	5,501

Fixed maturities held-for-trading:
Corporate debt securities	1,037	-	985	52
Commercial mortgage-backed securities	183	-	172	11
Residential mortgage-backed securities	2	-	-	2
Collateralized debt obligations	4	-	1	3
Other asset-backed securities	31	-	31	-
U.S. Treasury and agency securities	144	-	144	-
Obligations of states and political subdivisions	75	-	65	10
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	1,477	-	1,399	78

Equity securities available-for-sale	439	439	-	-
Equity securities held-for-trading	97	97	-	-
Short-term investments	1,618	-	1,618	-
Other invested assets (2)	425	-	-	425
Derivative assets (3):
Interest rate swaps	11,580	-	11,518	62
Foreign currency swaps	346	-	346	-
Foreign currency forwards	4	-	4	-
Interest rate options	9	-	-	9
Credit default swaps	4	-	-	4
Equity market contracts	-	-	-	-
Embedded derivatives (4):
Reinsurance contracts	10	-	10	-
Benefit guarantees	2,914	-	-	2,914
Assets held in trust (6)	2,463	786	1,605	72
Separate account assets (5)	129,326	120,310	6,864	2,152

Total assets at fair value	$217,978	$121,632	$85,129	$11,217

Liabilities:
Derivatives liabilities (3):
Interest rate swaps	$4,454	$-	$4,446	$8
Foreign currency swaps	650	-	612	38
Foreign currency forwards	2	-	2	-
Equity market contracts	20	-	-	20
Credit default swaps	1	-	-	1
Embedded derivatives (4):
Reinsurance contracts	2,686	-	2,686	-
Participating pension contracts	106	-	106	-
Benefit guarantees	1,169	-	-	1,169

Total liabilities at fair value	$9,088	$-	$7,852	$1,236

F-79

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

(1)	Fixed maturities available-for-sale exclude leveraged leases of $1,711 million and $1,959 million at December 31, 2012 and 2011, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at its expected internal rate of return.
(2)	Other invested assets exclude equity method and cost-accounted investments of $4,520 million and $4,076 million at December 31, 2012 and 2011, respectively.
(3)	Derivative assets and liabilities are presented gross to reflect the presentation in the Consolidated Balance Sheets, but are presented net for purposes of the Level 3 rollforward.
(4)	Embedded derivatives related to fixed maturities and reinsurance contracts are reported as part of the derivative asset or liability on the Consolidated Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Consolidated Balance Sheets.
(5)	Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.
(6)	Represents the fair value of assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See the Related Party Transactions Note for information on the associated MRBL reinsurance agreement. The fair value of the trust assets is determined on a basis consistent with the methodologies described herein for similar financial instruments.

The table below presents the fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Consolidated Balance Sheet, but are disclosed at fair value.

F-80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

	December 31, 2012
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets
Mortgage loans on real estate	$15,065	$-	$15,065	$-
Policy loans	5,264	-	5,264	-
Cash and cash equivalents	3,511	3,511	-	-

Total assets at fair value	$23,840	$3,511	$20,329	$-

Liabilities
Consumer notes	$757	$-	$-	$757
Debt	593	-	593	-
Guaranteed investment contracts and funding agreements	471	-	-	471
Fixed rate deferred and immediate annuities	9,219	-	1,253	7,966
Supplementary contracts without life contingencies	72	-	72	-

Total liabilities at fair value	$11,112	$-	$1,918	$9,194

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the year ended December 31, 2012, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the year ended December 31, 2012.

F-81

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured at fair value on a recurring basis for the years ended December 31, 2012 and 2011 are summarized as follows:

	Balance at January 1, 2012	Net realized/unrealized gains (losses) included in:		Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2012	Change in unrealized gains (losses) included in earnings on instruments still held
		Earnings (1)	AOCI (2)					Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$4,148	$78	$127	$1,759	$-	$(1,478)	$(217)	$50	$(778)	$3,689	$-
Commercial mortgage-backed securities	298	(21)	48	41	-	(23)	(109)	1	(7)	228	-
Residential mortgage-backed securities	361	(47)	132	85	-	(206)	(87)	-	-	238	-
Collateralized debt obligations	114	(29)	36	8	-	(13)	(16)	-	-	100	-
Other asset-backed securities	44	5	8	8	-	(7)	(11)	-	-	47	-
Obligations of states and political subdivisions	536	12	3	106	-	(74)	-	20	(40)	563	-

Total fixed maturities available-for-sale	5,501	(2)	354	2,007	-	(1,801)	(440)	71	(825)	4,865	-

Fixed maturities held-for-trading:
Corporate debt securities	52	5	-	9	-	(3)	(1)	2	(22)	42	5
Commercial mortgage-backed securities	11	1	-	-	-	-	-	-	(1)	11	3
Residential mortgage-backed securities	2	-	-	-	-	-	(1)	-	-	1	-
Collateralized debt obligations	3	-	-	-	-	-	(2)	-	-	1	-
Other asset-backed securities	-	1	-	-	-	-	-	-	-	1	-
Obligations of states and political subdivisions	10	1	-	-	-	-	-	-	-	11	1

Total fixed maturities held-for-trading	78	8	-	9	-	(3)	(4)	2	(23)	67	9
Other invested assets	425	54	(31)	111	(16)	(176)	-	-	-	367	6
Net derivatives	8	(13)	5	45	-	7	-	-	(38)	14	34
Net embedded derivatives (4)	1,745	(256)	-	-	-	-	-	-	(5)	1,484	(256)
Assets held in trust	72	-	-	-	-	-	(2)	-	(15)	55	-
Separate account assets (5)	2,152	101	-	111	-	(141)	-	-	-	2,223	-

Total	$9,981	$(108)	$328	$2,283	$(16)	$(2,114)	$(446)	$73	$(906)	$9,075	$(207)

F-82

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

	Balance at January 1, 2011	Net realized/unrealized gains (losses) included in:		Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2011	Change in unrealized gains (losses) included in earnings on instruments still held
		Earnings (1)	AOCI (2)					Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$3,301	$13	$200	$872	$-	$-	$(424)	$336	$(150)	$4,148	$-
Commercial mortgage-backed securities	485	(17)	(11)	-	-	-	(159)	-	-	298	-
Residential mortgage-backed securities	450	1	17	-	-	-	(107)	-	-	361	-
Collateralized debt obligations	103	(6)	29	-	-	-	(12)	-	-	114	-
Other asset-backed securities	79	(7)	1	-	-	-	(25)	16	(20)	44	-
Obligations of states and political subdivisions	408	-	55	87	-	-	-	-	(14)	536	-

Total fixed maturities available-for-sale	4,826	(16)	291	959	-	-	(727)	352	(184)	5,501	-

Fixed maturities held-for-trading:
Corporate debt securities	36	14	-	23	-	-	(3)	-	(18)	52	14
Commercial mortgage-backed securities	15	(1)	-	-	-	-	(3)	-	-	11	(1)
Residential mortgage-backed securities	3	-	-	-	-	-	(1)	-	-	2	-
Collateralized debt obligations	3	-	-	-	-	-	-	-	-	3	-
Other asset-backed securities	1	-	-	-	-	-	-	-	(1)	-	-
Obligations of states and political subdivisions	-	1	-	9	-	-	-	-	-	10	1

Total fixed maturities held-for-trading	58	14	-	32	-	-	(7)	-	(19)	78	14
Other invested assets	230	20	(3)	75	-	(6)	(50)	159	-	425	22
Net derivatives	19	1	19	13	-	-	-	-	(44)	8	2
Net embedded derivatives (4)	967	778	-	-	-	-	-	-	-	1,745	778
Assets held in trust	61	-	12	-	-	-	(1)	-	-	72	12
Separate account assets (5)	2,075	(14)	53	67	-	-	(29)	-	-	2,152	60

Total	$8,236	$783	$372	$1,146	$-	$(6)	$(814)	$511	$(247)	$9,981	$888

F-83

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

1)	This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations.
2)	This amount is included in net unrealized investment gains (losses) within AOCI on the Consolidated Balance Sheets.
3)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
4)	The earnings amount is included in benefits to policyholders on the Consolidated Statements of Operations.
5)	Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities.

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying assets into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that asset, thus eliminating the need to extrapolate market data beyond observable points.

Information about Sensitivity to Changes in Significant Unobservable Inputs (Level 3)

The Company determines the estimated fair value of its Level 3 investments using primarily the market approach and the income approach. Matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or income approach is used.

Corporate Debt Securities and Obligations of States and Political Subdivisions

Corporate debt securities and obligations of states and political subdivisions included in Level 3 are primarily private placement issuances that are not traded in active markets or that are subject to transfer restrictions. Fair value measurements consider illiquidity and non-transferability. When quoted prices are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of publicly-traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input used in the fair value measurement of corporate debt is the yield, only if the yield is carried forward at the 30 year point. The yield is affected by the market movements in credit spreads and state and political subdivision yields. In addition, the migration in credit quality of a given security generally has a corresponding effect on the fair value measurement of the securities. For example, a downward migration of credit quality would increase spreads. Holding state and political subdivision yields constant, an increase in corporate credit spreads would decrease the fair value of corporate debt.

Benefit Guarantees

The significant unobservable inputs used for embedded derivatives in policyholder contract deposits measured at fair value, benefit guarantees for variable annuity products, are equity implied volatility, mortality rates, lapse rates and utilization rates. In general, increases in volatilities and utilization rates will increase the fair value, while increases in lapse rates and mortality rates will decrease the fair value of the liability associated with the guarantee.

Separate Account Assets

The Company’s Level 3 separate account assets are predominantly invested in timberland properties valued by third-party valuation service providers. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect.

F-84

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Quantitative Information About Level 3 Fair Value Measurements

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available, such as data from pricing vendors and from internal valuation models. Because not all Level 3 instruments have input information reasonably available, balances shown below may not equal total amounts reported for such Level 3 assets and liabilities:

	Fair Value at December 31, 2012 (in millions)	Predominant Valuation Technique	Unobservable Input	Range (1)
Corporate debt securities	$3,731	Discounted cash flow	Yield if greater than 30 years	0	to	61
			Delta spread adjustment	0	to	1919
Obligation of states and political subdivisions	$574	Discounted cash flow	Yield if greater than 30 years	97	to	364
Benefit guarantees	$1,484	Discounted cash flow	Equity implied volatility	0%	to	35%
			Base lapse rates	1%	to	35%
			Dynamic lapse rates	0%	to	70%
			Mortality rates	0%	to	38%
			Utilization rates	80%	to	100%
(1)	For the unobservable inputs, the range is presented in basis points unless otherwise specified.

Assets Measured at Fair Value on a Nonrecurring Basis

Certain assets are reported at fair value on a nonrecurring basis, including investments such as, limited partnership interests and goodwill, which are reported at fair value only in the period in which an impairment is recognized. The fair value is calculated using models that are widely accepted in the financial services industry. For the year ended December 31, 2012, the Company did not record a goodwill impairment. During the year ended December 31, 2011, the Company recorded a goodwill impairment of $500 million and the fair value measurement was classified as Level 3. For additional information regarding the impairments, see the Goodwill, Value of Business Acquired, and Other Intangible Assets Note.

Note 17 — Segment Information

The Company operates in the following three business segments: (1) Insurance and (2) Wealth Management, which primarily serve retail and institutional customers and (3) Corporate and Other, which includes the institutional advisory business, the reinsurance operations, and the corporate account.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Insurance Segment. Offers a variety of individual life insurance products and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. In 2012, the Company’s remaining international insurance operations were transferred to the Corporate and Other Segment.

Wealth Management Segment. Offers annuities and mutual fund products and services. These businesses also offer a variety of retirement products to group benefit plans. Annuity contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. These businesses distribute products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. As discussed in the Significant Accounting Policies Note, the Company suspended sales of all its individual and group fixed and variable annuities.

Corporate and Other Segment. Primarily consists of certain corporate operations, the institutional advisory business, reinsurance operations, and businesses that are either disposed or in run-off. Corporate operations primarily include certain

F-85

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information - (continued)

financing activities, income on capital not specifically allocated to the operating segments, and certain non-recurring expenses not allocated to the segments. The income statement impact of goodwill impairment charges are reported in this segment. In 2012, the Company’s remaining international insurance operations were transferred from the Insurance Segment.

The accounting policies of the segments are the same as those described in the Summary of Significant Accounting Policies Note. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following tables summarize selected financial information by segment for the periods indicated. Included in the Insurance Segment for all periods presented are the assets, liabilities, revenues, and expenses of the closed blocks. For additional information on the closed blocks, see the Closed Blocks Note.

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2012
Revenues from external customers	$5,118	$2,253	$295	$7,666
Net investment income	2,956	1,641	(38)	4,559
Net realized investment and other gains (losses)	(269)	(1,606)	(293)	(2,168)
Inter-segment revenues	-	-	-	-

Revenues	$7,805	$2,288	$(36)	$10,057

Net income (loss)	$(220)	$94	$(7)	$(133)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$208	$28	$(18)	$218
Carrying value of investments under the equity method	3,259	912	287	4,458
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,001	384	-	1,385
Goodwill impairment	-	-	-	-
Interest expense	-	-	41	41
Income tax expense (benefit)	(174)	(381)	(78)	(633)
Segment assets	$101,334	$163,135	$25,905	$290,374

F-86

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2011
Revenues from external customers	$6,288	$2,166	$383	$8,837
Net investment income	2,831	1,824	334	4,989
Net realized investment and other gains (losses)	1,108	2,004	23	3,135
Inter-segment revenues	-	-	-	-

Revenues	$10,227	$5,994	$740	$16,961

Net income (loss)	$30	$(200)	$(641)	$(811)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$178	$46	$(2)	$222
Carrying value of investments under the equity method	2,582	1,056	313	3,951
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,673	1,167	1	2,841
Goodwill impairment	-	-	500	500
Interest expense	-	-	47	47
Income tax expense (benefit)	(19)	(246)	(67)	(332)
Segment assets	$94,267	$153,822	$25,783	$273,872

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2010
Revenues from external customers	$4,589	$2,487	$527	$7,603
Net investment income	2,553	1,710	233	4,496
Net realized investment and other gains (losses)	321	(398)	159	82
Inter-segment revenues	-	-	-	-

Revenues	$7,463	$3,799	$919	$12,181

Net income (loss)	$67	$466	$(1,497)	$(964)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$156	$61	$(20)	$197
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	478	203	1	682
Goodwill impairment	-	-	1,600	1,600
Interest expense	-	-	47	47
Income tax expense (benefit)	23	114	39	176

The Company operates primarily in the United States and has no reportable major customers.

F-87

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 18 — Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2012 consolidated financial statements through the date on which the consolidated financial statements were issued.

On March 18, 2013, the Company entered into a committed line of credit agreement established by MLI totaling $1 billion which will expire in 2018. MLI will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants.

F-88

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Audited Financial Statements

Year ended December 31, 2012 with Report of Independent Registered Public Accounting Firm

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Audited Financial Statements

Year ended December 31, 2012

Report of Independent Registered Public Accounting Firm

Board of Directors of the John Hancock Life Insurance Company (U.S.A.) and Contract Owners of John Hancock Life Insurance Company (U.S.A.) Separate Account A

“Active” sub-accounts

500 Index Trust B Series 0	Fundamental Holdings Trust Series 1
Active Bond Trust Series 0	Fundamental Large Cap Value Trust Series 0
Active Bond Trust Series 1	Fundamental Large Cap Value Trust Series 1
All Cap Core Trust Series 0	Fundamental Value Trust Series 0
All Cap Core Trust Series 1	Fundamental Value Trust Series 1
All Cap Value Trust Series 0	Global Bond Trust Series 0
All Cap Value Trust Series 1	Global Bond Trust Series 1
Alpha Opportunities Trust Series 0	Global Diversification Trust Series 1
Alpha Opportunities Trust Series 1	Global Trust Series 0
American Asset Allocation Trust Series 1	Global Trust Series 1
American Global Growth Trust Series 1	Health Sciences Trust Series 0
American Global Small Capitalization Trust Series 1	Health Sciences Trust Series 1
American Growth Trust Series 1	High Yield Trust Series 0
American Growth-Income Trust Series 1	High Yield Trust Series 1
American High-Income Bond Trust Series 1	International Core Trust Series 0
American International Trust Series 1	International Core Trust Series 1
American New World Trust Series 1	International Equity Index Trust B Series 0
Blue Chip Growth Trust Series 0	International Equity Index Trust B Series 1
Blue Chip Growth Trust Series 1	International Growth Stock Trust Series 0
Bond Trust Series 0	International Growth Stock Trust Series 1
Bond Trust Series 1	International Small Company Trust Series 0
Capital Appreciation Trust Series 0	International Small Company Trust Series 1
Capital Appreciation Trust Series 1	International Value Trust Series 0
Capital Appreciation Value Trust Series 0	International Value Trust Series 1
Capital Appreciation Value Trust Series 1	Investment Quality Bond Trust Series 0
Core Allocation Plus Trust Series 0	Investment Quality Bond Trust Series 1
Core Allocation Plus Trust Series 1	Lifestyle Aggressive Trust Series 0
Core Bond Trust Series 0	Lifestyle Aggressive Trust Series 1
Core Bond Trust Series 1	Lifestyle Balanced Trust Series 0
Core Strategy Trust Series 0	Lifestyle Balanced Trust Series 1
Core Strategy Trust Series 1	Lifestyle Conservative Trust Series 0
Disciplined Diversification Trust Series 0	Lifestyle Conservative Trust Series 1
Disciplined Diversification Trust Series 1	Lifestyle Growth Trust Series 0
Emerging Markets Value Trust Series 0	Lifestyle Growth Trust Series 1
Emerging Markets Value Trust Series 1	Lifestyle Moderate Trust Series 0
Equity-Income Trust Series 0	Lifestyle Moderate Trust Series 1
Equity-Income Trust Series 1	Mid Cap Index Trust Series 0
Financial Services Trust Series 0	Mid Cap Index Trust Series 1
Financial Services Trust Series 1	Mid Cap Stock Trust Series 0
Franklin Templeton Founding Allocation Trust Series 0	Mid Cap Stock Trust Series 1
Franklin Templeton Founding Allocation Trust Series 1	Mid Value Trust Series 0
Fundamental All Cap Core Trust Series 0	Mid Value Trust Series 1
Fundamental All Cap Core Trust Series 1	Money Market Trust B Series 0

5

Report of Independent Registered Public Accounting Firm

Money Market Trust Series 1	Smaller Company Growth Trust Series 1
Natural Resources Trust Series 0	Strategic Income Opportunities Trust Series 0
Natural Resources Trust Series 1	Strategic Income Opportunities Trust Series 1
Real Estate Securities Trust Series 0	Total Bond Market Trust B Series 0
Real Estate Securities Trust Series 1	Total Return Trust Series 0
Real Return Bond Trust Series 0	Total Return Trust Series 1
Real Return Bond Trust Series 1	Total Stock Market Index Trust Series 0
Science & Technology Trust Series 0	Total Stock Market Index Trust Series 1
Science & Technology Trust Series 1	Ultra Short Term Bond Trust Series 0
Short Term Government Income Trust Series 0	Ultra Short Term Bond Trust Series 1
Short Term Government Income Trust Series 1	U.S. Equity Trust Series 0
Small Cap Growth Trust Series 0	U.S. Equity Trust Series 1
Small Cap Growth Trust Series 1	Utilities Trust Series 0
Small Cap Index Trust Series 0	Utilities Trust Series 1
Small Cap Index Trust Series 1	Value Trust Series 0
Small Cap Opportunities Trust Series 0	Value Trust Series 1
Small Cap Opportunities Trust Series 1	All Asset Portfolio
Small Cap Value Trust Series 0	Brandes International Equity Trust
Small Cap Value Trust Series 1	Business Opportunity Value Trust
Small Company Value Trust Series 0	Frontier Capital Appreciation Trust
Small Company Value Trust Series 1	Large Cap Growth Trust
Smaller Company Growth Trust Series 0

“Closed” sub-accounts

500 Index Trust Series 1	International Equity Index Trust A Series 1
American Blue Chip Income and Growth Trust Series 1	International Opportunities Trust Series 0
Balanced Trust Series 0	International Opportunities Trust Series 1
Balanced Trust Series 1	Large Cap Trust Series 0
International Equity Index Trust A Series 0	Large Cap Trust Series 1

6

Report of Independent Registered Public Accounting Firm

We have audited the accompanying statements of assets and contract owners’ equity of John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Account”), comprised of the active sub-accounts as of December 31, 2012, and the related statements of operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception). These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian or fund manager of the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the active sub-accounts constituting John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2012, and the results of its operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception), in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Chartered Accountants

Licensed Public Accountants

Toronto, Canada

March 28, 2013

7

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Contract Owners’ Equity

December 31, 2012

Assets
Investments at fair value:
Sub-accounts invested in John Hancock Variable Insurance Trust portfolios:
500 Index Trust B Series 0 - 6,673,739 shares (cost $106,194,123)	$120,194,042
500 Index Trust Series 1	—
Active Bond Trust Series 0 - 848,118 shares (cost $8,441,234)	8,625,356
Active Bond Trust Series 1 - 731,417 shares (cost $6,926,057)	7,431,200
All Cap Core Trust Series 0 - 135,005 shares (cost $2,348,705)	2,558,349
All Cap Core Trust Series 1 - 405,699 shares (cost $7,097,102)	7,688,001
All Cap Value Trust Series 0 - 657,800 shares (cost $5,316,087)	5,512,364
All Cap Value Trust Series 1 - 399,107 shares (cost $2,933,733)	3,360,478
Alpha Opportunities Trust Series 0 - 94,895 shares (cost $1,253,063)	1,268,745
Alpha Opportunities Trust Series 1 - 46,753 shares (cost $618,423)	624,615
American Asset Allocation Trust Series 1 - 3,088,102 shares (cost $29,716,473)	38,508,628
American Blue Chip Income and Growth Trust Series 1	—
American Global Growth Trust Series 1 - 95,521 shares (cost $1,072,690)	1,173,956
American Global Small Capitalization Trust Series 1 - 60,117 shares (cost $549,180)	566,904
American Growth Trust Series 1 - 2,607,420 shares (cost $37,019,534)	45,369,109
American Growth-Income Trust Series 1 - 3,972,178 shares (cost $51,950,911)	66,176,491
American High-Income Bond Trust Series 1 - 210,278 shares (cost $2,345,997)	2,292,033
American International Trust Series 1 - 2,274,781 shares (cost $34,008,243)	36,419,240
American New World Trust Series 1 - 279,766 shares (cost $3,597,591)	3,790,824
Balanced Trust Series 0	—
Balanced Trust Series 1	—
Blue Chip Growth Trust Series 0 - 855,020 shares (cost $16,756,388)	20,734,237
Blue Chip Growth Trust Series 1 - 1,194,977 shares (cost $21,745,799)	29,014,045
Bond Trust Series 0 - 392,017 shares (cost $5,454,395)	5,480,393
Bond Trust Series 1 - 70,389 shares (cost $977,772)	984,749
Capital Appreciation Trust Series 0 - 1,041,507 shares (cost $10,515,938)	11,987,742
Capital Appreciation Trust Series 1 - 2,085,189 shares (cost $19,152,132)	24,000,525
Capital Appreciation Value Trust Series 0 - 894,892 shares (cost $10,475,581)	10,506,029
Capital Appreciation Value Trust Series 1 - 43,334 shares (cost $500,598)	509,177
Core Allocation Plus Trust Series 0 - 996,031 shares (cost $10,321,794)	10,378,647
Core Allocation Plus Trust Series 1 - 10,079 shares (cost $106,027)	105,123
Core Bond Trust Series 0 - 281,745 shares (cost $3,942,524)	3,919,079
Core Bond Trust Series 1 - 143,082 shares (cost $2,007,315)	1,997,418
Core Strategy Trust Series 0 - 2,832,857 shares (cost $36,572,799)	38,470,198
Core Strategy Trust Series 1 - 15,526 shares (cost $197,518)	210,844
Disciplined Diversification Trust Series 0 - 1,545,790 shares (cost $17,889,550)	19,708,821
Disciplined Diversification Trust Series 1 - 22,223 shares (cost $263,432)	283,342
Emerging Markets Value Trust Series 0 - 1,470,197 shares (cost $16,892,266)	15,760,516
Emerging Markets Value Trust Series 1 - 747,727 shares (cost $9,539,150)	8,030,584
Equity-Income Trust Series 0 - 2,753,558 shares (cost $38,267,415)	42,625,072
Equity-Income Trust Series 1 - 2,661,996 shares (cost $36,315,070)	41,314,186
Financial Services Trust Series 0 - 265,492 shares (cost $2,939,508)	3,265,552
Financial Services Trust Series 1 - 147,308 shares (cost $1,595,537)	1,814,833
Franklin Templeton Founding Allocation Trust Series 0 - 1,274,478 shares (cost $12,681,154)	13,662,404
Franklin Templeton Founding Allocation Trust Series 1 - 36,258 shares (cost $302,174)	389,052

8

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Contract Owners’ Equity

December 31, 2012

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Variable Insurance Trust portfolios:
Fundamental All Cap Core Trust Series 0 - 534,002 shares (cost $6,385,752)	$8,202,277
Fundamental All Cap Core Trust Series 1 - 51,855 shares (cost $680,123)	793,386
Fundamental Holdings Trust Series 1 - 363,232 shares (cost $3,725,713)	4,050,037
Fundamental Large Cap Value Trust Series 0 - 149,742 shares (cost $1,581,477)	1,823,857
Fundamental Large Cap Value Trust Series 1 - 75,955 shares (cost $861,762)	925,137
Fundamental Value Trust Series 0 - 659,492 shares (cost $8,423,365)	10,077,037
Fundamental Value Trust Series 1 - 1,833,645 shares (cost $19,782,555)	28,109,770
Global Bond Trust Series 0 - 1,713,127 shares (cost $22,207,561)	22,476,220
Global Bond Trust Series 1 - 578,136 shares (cost $7,145,146)	7,608,269
Global Diversification Trust Series 1 - 1,057,927 shares (cost $10,839,416)	11,520,829
Global Trust Series 0 - 256,599 shares (cost $3,599,217)	4,067,091
Global Trust Series 1 - 375,485 shares (cost $5,892,776)	5,955,195
Health Sciences Trust Series 0 - 451,606 shares (cost $7,997,754)	9,519,855
Health Sciences Trust Series 1 - 363,264 shares (cost $6,553,731)	7,624,905
High Yield Trust Series 0 - 3,246,671 shares (cost $20,246,019)	19,317,690
High Yield Trust Series 1 - 2,414,479 shares (cost $15,811,064)	14,511,021
International Core Trust Series 0 - 594,084 shares (cost $5,392,026)	5,691,328
International Core Trust Series 1 - 1,439,866 shares (cost $16,992,707)	13,837,114
International Equity Index Trust A Series 0	—
International Equity Index Trust A Series 1	—
International Equity Index Trust B Series 0 - 1,723,966 shares (cost $25,114,943)	26,411,155
International Equity Index Trust B Series 1 - 902,062 shares (cost $13,182,899)	13,819,585
International Growth Stock Trust Series 0 - 423,154 shares (cost $5,857,567)	6,055,329
International Growth Stock Trust Series 1 - 146,307 shares (cost $2,024,729)	2,093,656
International Opportunities Trust Series 0	—
International Opportunities Trust Series 1	—
International Small Company Trust Series 0 - 711,633 shares (cost $6,737,526)	7,223,072
International Small Company Trust Series 1 - 627,315 shares (cost $5,764,834)	6,367,247
International Value Trust Series 0 - 1,231,273 shares (cost $13,390,310)	14,565,955
International Value Trust Series 1 - 1,242,580 shares (cost $16,630,787)	14,799,133
Investment Quality Bond Trust Series 0 - 573,069 shares (cost $6,705,362)	7,048,747
Investment Quality Bond Trust Series 1 - 1,191,437 shares (cost $13,521,909)	14,702,335
Large Cap Trust Series 0	—
Large Cap Trust Series 1	—
Lifestyle Aggressive Trust Series 0 - 14,544,640 shares (cost $112,662,484)	128,138,277
Lifestyle Aggressive Trust Series 1 - 1,691,317 shares (cost $13,281,448)	14,900,506
Lifestyle Balanced Trust Series 0 - 21,960,431 shares (cost $248,987,644)	274,505,393
Lifestyle Balanced Trust Series 1 - 4,874,234 shares (cost $57,498,118)	60,830,441
Lifestyle Conservative Trust Series 0 - 2,158,813 shares (cost $27,559,569)	28,021,387
Lifestyle Conservative Trust Series 1 - 554,452 shares (cost $7,179,576)	7,185,696
Lifestyle Growth Trust Series 0 - 31,883,698 shares (cost $353,705,041)	389,618,791
Lifestyle Growth Trust Series 1 - 7,280,046 shares (cost $86,221,011)	88,889,365
Lifestyle Moderate Trust Series 0 - 4,364,829 shares (cost $50,984,949)	55,826,164

9

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Contract Owners’ Equity

December 31, 2012

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Variable Insurance Trust portfolios:
Lifestyle Moderate Trust Series 1 - 1,309,695 shares (cost $14,678,809)	$16,737,908
Mid Cap Index Trust Series 0 - 851,510 shares (cost $13,762,362)	14,858,858
Mid Cap Index Trust Series 1 - 683,143 shares (cost $10,880,729)	11,920,852
Mid Cap Stock Trust Series 0 - 820,885 shares (cost $10,759,353)	12,945,356
Mid Cap Stock Trust Series 1 - 1,060,091 shares (cost $13,936,133)	16,622,221
Mid Value Trust Series 0 - 1,067,788 shares (cost $10,558,316)	12,226,168
Mid Value Trust Series 1 - 1,012,122 shares (cost $9,032,106)	11,629,276
Money Market Trust B Series 0 - 108,102,058 shares (cost $108,102,058)	108,102,058
Money Market Trust Series 1 - 45,255,272 shares (cost $45,255,272)	45,255,272
Natural Resources Trust Series 0 - 2,130,569 shares (cost $22,676,227)	21,135,245
Natural Resources Trust Series 1 - 758,067 shares (cost $8,747,738)	7,648,895
Real Estate Securities Trust Series 0 - 1,449,142 shares (cost $16,283,092)	20,360,448
Real Estate Securities Trust Series 1 - 1,935,322 shares (cost $23,940,054)	27,346,103
Real Return Bond Trust Series 0 - 1,118,584 shares (cost $14,137,065)	14,742,932
Real Return Bond Trust Series 1 - 357,243 shares (cost $4,409,819)	4,772,768
Science & Technology Trust Series 0 - 340,820 shares (cost $5,608,501)	5,899,586
Science & Technology Trust Series 1 - 757,020 shares (cost $10,646,752)	13,043,463
Short Term Government Income Trust Series 0 - 1,226,649 shares (cost $15,905,697)	15,774,711
Short Term Government Income Trust Series 1 - 711,891 shares (cost $9,215,224)	9,162,037
Small Cap Growth Trust Series 0 - 950,371 shares (cost $8,404,434)	8,866,957
Small Cap Growth Trust Series 1 - 195,291 shares (cost $2,075,177)	1,814,254
Small Cap Index Trust Series 0 - 863,387 shares (cost $10,563,342)	10,697,360
Small Cap Index Trust Series 1 - 601,175 shares (cost $7,335,904)	7,448,560
Small Cap Opportunities Trust Series 0 - 202,227 shares (cost $3,919,515)	4,453,039
Small Cap Opportunities Trust Series 1 - 286,353 shares (cost $5,615,855)	6,336,997
Small Cap Value Trust Series 0 - 677,998 shares (cost $11,868,034)	14,014,213
Small Cap Value Trust Series 1 - 110,668 shares (cost $2,111,388)	2,290,835
Small Company Value Trust Series 0 - 557,280 shares (cost $8,327,036)	10,844,660
Small Company Value Trust Series 1 - 682,782 shares (cost $9,364,009)	13,314,249
Smaller Company Growth Trust Series 0 - 159,266 shares (cost $2,454,287)	2,772,817
Smaller Company Growth Trust Series 1 - 1,526,134 shares (cost $21,536,057)	26,524,212
Strategic Income Opportunities Trust Series 0 - 1,257,304 shares (cost $17,335,139)	16,860,444
Strategic Income Opportunities Trust Series 1 - 732,503 shares (cost $10,358,591)	9,844,840
Total Bond Market Trust B Series 0 - 1,457,855 shares (cost $15,209,351)	15,613,623
Total Return Trust Series 0 - 3,415,815 shares (cost $48,883,366)	50,007,524
Total Return Trust Series 1 - 1,853,156 shares (cost $26,186,932)	27,222,863
Total Stock Market Index Trust Series 0 - 608,423 shares (cost $6,803,691)	8,000,764
Total Stock Market Index Trust Series 1 - 360,621 shares (cost $3,700,116)	4,742,165
Ultra Short Term Bond Trust Series 0 - 136,935 shares (cost $1,681,954)	1,661,024
Ultra Short Term Bond Trust Series 1 - 41,499 shares (cost $508,877)	503,383
U.S. Equity Trust Series 0 - 286,563 shares (cost $3,986,585)	4,020,480
U.S. Equity Trust Series 1 - 986,873 shares (cost $13,694,410)	13,845,822
Utilities Trust Series 0 - 736,056 shares (cost $8,554,398)	9,598,168
Utilities Trust Series 1 - 392,172 shares (cost $4,929,741)	5,121,770
Value Trust Series 0 - 335,222 shares (cost $5,697,287)	6,466,438
Value Trust Series 1 - 728,167 shares (cost $12,367,514)	14,060,912

10

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Contract Owners’ Equity

December 31, 2012

Assets (continued)
Investments at fair value:
Sub-accounts invested in Outside Trust portfolios:
All Asset Portfolio - 1,953,249 shares (cost $21,797,565)	$22,540,494
Brandes International Equity Trust - 528,677 shares (cost $5,861,908)	6,116,796
Business Opportunity Value Trust - 423,360 shares (cost $4,208,831)	4,843,243
Frontier Capital Appreciation Trust - 265,221 shares (cost $6,307,074)	6,200,875
Large Cap Growth Trust - 356,150 shares (cost $5,851,664)	6,838,084

Total assets	$2,727,498,177

Contract Owners’ Equity
Variable universal life insurance contracts	$2,727,498,177

See accompanying notes.

11

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

	Sub-Account
	500 Index Trust B Series 0		500 Index Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12 (y)	Year Ended Dec. 31/11
Income:
Dividend income distribution	$1,107,875	$1,461,774	$1,212,495	$401,437

Net investment income (loss)	1,107,875	1,461,774	1,212,495	401,437

Realized gains (losses) on investments:
Capital gain distributions	—	—	2,595,411	65,855
Net realized gains (losses)	2,415,336	1,503,373	1,213,306	171,619

Realized gains (losses)	2,415,336	1,503,373	3,808,717	237,474
Unrealized appreciation (depreciation) during the period	9,491,537	(1,484,254)	(1,434,838)	(249,079)

Net increase (decrease) in assets from operations	13,014,748	1,480,893	3,586,374	389,832

Changes from principal transactions:
Transfer of net premiums	10,660,321	8,619,166	1,002,584	1,374,187
Transfer on terminations	(12,716,986)	(11,199,317)	(3,499,353)	(3,284,804)
Transfer on policy loans	(678,414)	(765,571)	(235,802)	(16,817)
Net interfund transfers	29,581,911	4,874,868	(26,871,660)	(722,415)

Net increase (decrease) in assets from principal transactions	26,846,832	1,529,146	(29,604,231)	(2,649,849)

Total increase (decrease) in assets	39,861,580	3,010,039	(26,017,857)	(2,260,017)

Assets, beginning of period	80,332,462	77,322,423	26,017,857	28,277,874

Assets, end of period	$120,194,042	$80,332,462	—	$26,017,857

(y)	Terminated as an investment option and funds transferred to 500 Index Trust B Series 0 on November 5, 2012.
(bd)	Fund is one Series. Previously presented as Series 0 and Series 1.

See accompanying notes.

12

Sub-Account
Active Bond Trust Series 0		Active Bond Trust Series 1		All Asset Portfolio
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12 (bd)	Year Ended Dec. 31/11 (bd)

$346,016	$372,672	$311,892	$513,428	$882,931	$971,281

346,016	372,672	311,892	513,428	882,931	971,281

53,063	—	54,402	—	—	—
129,687	111,809	188,731	67,025	93,818	307,320

182,750	111,809	243,133	67,025	93,818	307,320
187,579	(154,190)	271,181	(35,745)	1,488,664	(1,163,116)

716,345	330,291	826,206	544,708	2,465,413	115,485

946,286	1,090,315	319,525	315,276	1,935,850	4,418,151
(641,921)	(614,300)	(3,183,004)	(1,069,090)	(1,159,983)	(4,420,030)
(265,371)	(129,993)	(16,203)	24,207	(21,912)	(87,173)
931,738	1,400,609	70,101	251,989	4,014,848	4,369,758

970,732	1,746,631	(2,809,581)	(477,618)	4,768,803	4,280,706

1,687,077	2,076,922	(1,983,375)	67,090	7,234,216	4,396,191

6,938,279	4,861,357	9,414,575	9,347,485	15,306,278	10,910,087

$8,625,356	$6,938,279	$7,431,200	$9,414,575	$22,540,494	$15,306,278

13

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Cap Core Trust Series 0		All Cap Core Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$20,821	$15,430	$85,278	$82,263

Net investment income (loss)	20,821	15,430	85,278	82,263

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	94,735	42,862	277,686	253,678

Realized gains (losses)	94,735	42,862	277,686	253,678
Unrealized appreciation (depreciation) during the period	127,709	(50,413)	834,782	(275,426)

Net increase (decrease) in assets from operations	243,265	7,879	1,197,746	60,515

Changes from principal transactions:
Transfer of net premiums	331,566	205,430	348,022	387,383
Transfer on terminations	(176,477)	(142,875)	(1,333,259)	(1,109,046)
Transfer on policy loans	(24,400)	(1,610)	(46,071)	63,367
Net interfund transfers	683,816	407,037	(209,736)	(147,569)

Net increase (decrease) in assets from principal transactions	814,505	467,982	(1,241,044)	(805,865)

Total increase (decrease) in assets	1,057,770	475,861	(43,298)	(745,350)

Assets, beginning of period	1,500,579	1,024,718	7,731,299	8,476,649

Assets, end of period	$2,558,349	$1,500,579	$7,688,001	$7,731,299

See accompanying notes.

14

Sub-Account
All Cap Value Trust Series 0		All Cap Value Trust Series 1		Alpha Opportunities Trust Series 0
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$48,388	$20,953	$28,299	$13,034	$7,021	$2,828

48,388	20,953	28,299	13,034	7,021	2,828

227,511	—	142,136	—	74,827	230,899
336,312	167,824	312,340	131,672	(40,449)	(253,707)

563,823	167,824	454,476	131,672	34,378	(22,808)
(60,048)	(468,573)	(109,965)	(282,873)	154,157	(190,534)

552,163	(279,796)	372,810	(138,167)	195,556	(210,514)

898,695	684,435	170,564	156,777	138,650	94,080
(583,297)	(516,759)	(429,023)	(468,656)	(90,499)	(57,158)
(15,123)	(24,486)	(20,701)	(9,110)	(4,791)	277,550
(429,016)	1,556,755	(370,852)	95,717	104,169	157,020

(128,741)	1,699,945	(650,012)	(225,272)	147,529	471,492

423,422	1,420,149	(277,202)	(363,439)	343,085	260,978

5,088,942	3,668,793	3,637,680	4,001,119	925,660	664,682

$5,512,364	$5,088,942	$3,360,478	$3,637,680	$1,268,745	$925,660

15

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Alpha Opportunities Trust Series 1		American Asset Allocation Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$3,151	$622	$588,778	$491,316

Net investment income (loss)	3,151	622	588,778	491,316

Realized gains (losses) on investments:
Capital gain distributions	40,364	36,976	—	—
Net realized gains (losses)	(10,869)	14,285	939,020	793,465

Realized gains (losses)	29,495	51,261	939,020	793,465
Unrealized appreciation (depreciation) during the period	62,744	(63,189)	3,603,189	(983,229)

Net increase (decrease) in assets from operations	95,390	(11,306)	5,130,987	301,552

Changes from principal transactions:
Transfer of net premiums	13,545	11,531	3,520,793	3,127,610
Transfer on terminations	(40,616)	(18,278)	(3,688,869)	(3,590,609)
Transfer on policy loans	—	—	33,296	(115,683)
Net interfund transfers	157,445	160,719	1,714,497	698,392

Net increase (decrease) in assets from principal transactions	130,374	153,972	1,579,717	119,710

Total increase (decrease) in assets	225,764	142,666	6,710,704	421,262

Assets, beginning of period	398,851	256,185	31,797,924	31,376,662

Assets, end of period	$624,615	$398,851	$38,508,628	$31,797,924

(bf)	Terminated as an investment option and funds transferred to American Growth-Income Trust Series 1 on November 5, 2012.
(f)	Terminated as an investment option and funds transferred to Bond Trust Series 1 on October 31, 2011.

See accompanying notes.

16

Sub-Account
American Blue Chip Income and Growth Trust Series 1		American Bond Trust Series 1	American Global Growth Trust Series 1
Year Ended Dec. 31/12 (bf)	Year Ended Dec. 31/11	Year Ended Dec. 31/11 (f)	Year Ended Dec. 31/12	Year Ended Dec. 31/11

—	$152,536	—	$5,462	$4,469

—	152,536	—	5,462	4,469

1,894,034	—	—	—	—
101,461	(485,158)	293,962	27,080	(1,281)

1,995,495	(485,158)	293,962	27,080	(1,281)
(607,351)	160,681	(79,439)	130,372	(29,237)

1,388,144	(171,941)	214,523	162,914	(26,049)

1,318,957	1,383,589	523,198	155,280	36,438
(857,641)	(833,049)	(531,947)	(78,380)	(36,550)
(225,592)	(296,064)	(54,158)	(811,862)	—
(12,780,351)	(204,222)	(5,458,507)	1,290,847	465,329

(12,544,627)	50,254	(5,521,414)	555,885	465,217

(11,156,483)	(121,687)	(5,306,891)	718,799	439,168

11,156,483	11,278,170	5,306,891	455,157	15,989

—	$11,156,483	—	$1,173,956	$455,157

17

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American Global Small Capitalization Trust Series 1		American Growth Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$4,751	$2,657	$181,489	$102,698

Net investment income (loss)	4,751	2,657	181,489	102,698

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(8,978)	(1,548)	(284,083)	(1,452,276)

Realized gains (losses)	(8,978)	(1,548)	(284,083)	(1,452,276)
Unrealized appreciation (depreciation) during the period	65,579	(49,281)	7,273,220	(706,902)

Net increase (decrease) in assets from operations	61,352	(48,172)	7,170,626	(2,056,480)

Changes from principal transactions:
Transfer of net premiums	111,692	65,711	4,220,215	4,251,908
Transfer on terminations	(42,272)	(22,613)	(5,150,676)	(4,430,600)
Transfer on policy loans	—	—	(532,262)	(405,767)
Net interfund transfers	170,871	213,580	(2,143,416)	(850,901)

Net increase (decrease) in assets from principal transactions	240,291	256,678	(3,606,139)	(1,435,360)

Total increase (decrease) in assets	301,643	208,506	3,564,487	(3,491,840)

Assets, beginning of period	265,261	56,755	41,804,622	45,296,462

Assets, end of period	$566,904	$265,261	$45,369,109	$41,804,622

See accompanying notes.

18

Sub-Account
American Growth-Income Trust Series 1		American High-Income Bond Trust Series 1		American International Trust Series 1
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$820,603	$599,295	$145,583	$35,009	$377,890	$495,817

820,603	599,295	145,583	35,009	377,890	495,817

—	—	—	—	—	—
2,251,447	1,031,549	4,120	(2,987)	(2,735,939)	(2,478,400)

2,251,447	1,031,549	4,120	(2,987)	(2,735,939)	(2,478,400)
5,460,269	(2,641,376)	(20,925)	(32,613)	7,887,783	(3,311,029)

8,532,319	(1,010,532)	128,778	(591)	5,529,734	(5,293,612)

4,659,987	4,323,529	257,473	30,942	3,631,944	3,581,692
(6,031,695)	(6,041,864)	(116,068)	(17,500)	(3,478,246)	(3,298,966)
(553,105)	(176,561)	1,400	(1,248)	(491,167)	(302,299)
10,653,530	(690,782)	1,507,003	494,430	(582,806)	210,412

8,728,717	(2,585,678)	1,649,808	506,624	(920,275)	190,839

17,261,036	(3,596,210)	1,778,586	506,033	4,609,459	(5,102,773)

48,915,455	52,511,665	513,447	7,414	31,809,781	36,912,554

$66,176,491	$48,915,455	$2,292,033	$513,447	$36,419,240	$31,809,781

19

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American New World Trust Series 1		Balanced Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12 (g)	Year Ended Dec. 31/11
Income:
Dividend income distribution	$20,877	$43,629	$28,341	$16,035

Net investment income (loss)	20,877	43,629	28,341	16,035

Realized gains (losses) on investments:
Capital gain distributions	—	—	647,618	5,554
Net realized gains (losses)	(14,061)	12,297	(561,707)	12,832

Realized gains (losses)	(14,061)	12,297	85,911	18,386
Unrealized appreciation (depreciation) during the period	521,591	(533,555)	(20,334)	(35,019)

Net increase (decrease) in assets from operations	528,407	(477,629)	93,918	(598)

Changes from principal transactions:
Transfer of net premiums	476,155	421,594	63,989	131,545
Transfer on terminations	(392,855)	(280,372)	(123,413)	(68,776)
Transfer on policy loans	(17,372)	(9,879)	697	(1,781)
Net interfund transfers	171,371	1,210,713	(1,177,367)	442,827

Net increase (decrease) in assets from principal transactions	237,299	1,342,056	(1,236,094)	503,815

Total increase (decrease) in assets	765,706	864,427	(1,142,176)	503,217

Assets, beginning of period	3,025,118	2,160,691	1,142,176	638,959

Assets, end of period	$3,790,824	$3,025,118	—	$1,142,176

(g)	Terminated as an investment option and funds transferred to Lifestyle Growth Trust on April 30, 2012.

See accompanying notes.

20

Sub-Account
Balanced Trust Series 1		Blue Chip Growth Trust Series 0		Blue Chip Growth Trust Series 1
Year Ended Dec. 31/12 (g)	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$4,241	$3,597	$26,453	$2,167	$28,062	$2,236

4,241	3,597	26,453	2,167	28,062	2,236

98,616	1,171	—	—	—	—
(71,082)	855	870,596	394,595	1,834,736	1,505,738

27,534	2,026	870,596	394,595	1,834,736	1,505,738
(7,660)	(3,492)	2,011,028	(254,573)	3,240,262	(1,117,268)

24,115	2,131	2,908,077	142,189	5,103,060	390,706

3,120	11,196	2,331,686	2,359,920	1,477,288	1,504,487
(10,998)	(20,878)	(1,826,379)	(1,329,638)	(4,038,060)	(4,088,703)
—	—	(176,634)	(242,011)	(180,660)	49,264
(284,285)	53,381	2,161,753	2,580,154	(1,943,909)	735,056

(292,163)	43,699	2,490,426	3,368,425	(4,685,341)	(1,799,896)

(268,048)	45,830	5,398,503	3,510,614	417,719	(1,409,190)
268,048	222,218	15,335,734	11,825,120	28,596,326	30,005,516

—	$268,048	$20,734,237	$15,335,734	$29,014,045	$28,596,326

21

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Bond Trust Series 0		Bond Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (e)	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (e)
Income:
Dividend income distribution	$150,187	$112,593	$26,572	$23,407

Net investment income (loss)	150,187	112,593	26,572	23,407

Realized gains (losses) on investments:
Capital gain distributions	34,809	—	6,775	—
Net realized gains (losses)	6,742	500	1,111	196

Realized gains (losses)	41,551	500	7,886	196
Unrealized appreciation (depreciation) during the period	103,539	(77,541)	23,165	(16,188)

Net increase (decrease) in assets from operations	295,277	35,552	57,623	7,415

Changes from principal transactions:
Transfer of net premiums	779,522	138,928	31,053	3,601
Transfer on terminations	(428,736)	(64,692)	(202,884)	(48,763)
Transfer on policy loans	(57,530)	(427)	858	250
Net interfund transfers	506,436	4,276,063	176,528	959,068

Net increase (decrease) in assets from principal transactions	799,692	4,349,872	5,555	914,156

Total increase (decrease) in assets	1,094,969	4,385,424	63,178	921,571

Assets, beginning of period	4,385,424	—	921,571	—

Assets, end of period	$5,480,393	$4,385,424	$984,749	$921,571

(e)	Reflects the period from commencement of operations on October 31, 2011 through December 31, 2011.

See accompanying notes.

22

Sub-Account
Brandes International Equity Trust		Business Opportunity Value Trust		Capital Appreciation Trust Series 0
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$117,939	$153,408	$34,291	$13,504	$23,156	$11,008

117,939	153,408	34,291	13,504	23,156	11,008

—	—	—	—	—	—
(80,924)	(4,912)	146,819	50,627	995,926	531,136

(80,924)	(4,912)	146,819	50,627	995,926	531,136
952,473	(796,795)	490,246	(224,571)	548,939	(543,423)

989,488	(648,299)	671,356	(160,440)	1,568,021	(1,279)

640,015	567,895	598,435	548,561	1,286,123	1,124,028
(356,232)	(456,320)	(336,538)	(357,302)	(1,796,152)	(779,035)
(30,328)	(80,855)	(9,328)	16,059	(135,204)	(158,256)
428,653	1,350,739	109,420	553,273	1,267,165	884,303

682,108	1,381,459	361,989	760,591	621,932	1,071,040

1,671,596	733,160	1,033,345	600,151	2,189,953	1,069,761

4,445,200	3,712,040	3,809,898	3,209,747	9,797,789	8,728,028

$6,116,796	$4,445,200	$4,843,243	$3,809,898	$11,987,742	$9,797,789

23

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Capital Appreciation Trust Series 1		Capital Appreciation Value Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$39,245	$18,863	$144,728	$81,852

Net investment income (loss)	39,245	18,863	144,728	81,852

Realized gains (losses) on investments:
Capital gain distributions	—	—	807,166	64,615
Net realized gains (losses)	1,842,991	622,263	37,543	41,541

Realized gains (losses)	1,842,991	622,263	844,709	106,156
Unrealized appreciation (depreciation) during the period	1,898,323	(639,918)	41,401	(82,979)

Net increase (decrease) in assets from operations	3,780,559	1,208	1,030,838	105,029

Changes from principal transactions:
Transfer of net premiums	1,177,950	1,402,930	2,102,975	1,584,004
Transfer on terminations	(4,010,341)	(2,873,234)	(588,069)	(345,528)
Transfer on policy loans	(22,495)	(40,144)	(7,477)	(5,461)
Net interfund transfers	(1,394,321)	(186,397)	2,154,156	2,177,915

Net increase (decrease) in assets from principal transactions	(4,249,207)	(1,696,845)	3,661,585	3,410,930

Total increase (decrease) in assets	(468,648)	(1,695,637)	4,692,423	3,515,959

Assets, beginning of period	24,469,173	26,164,810	5,813,606	2,297,647

Assets, end of period	$24,000,525	$24,469,173	$10,506,029	$5,813,606

See accompanying notes.

24

Sub-Account
Capital Appreciation Value Trust Series 1		Core Allocation Plus Trust Series 0		Core Allocation Plus Trust Series 1
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$6,830	$6,934	$141,405	$93,279	$1,417	$2,238

6,830	6,934	141,405	93,279	1,417	2,238

34,356	7,229	561,214	312,565	6,329	8,255
9,127	3,400	27,136	47,864	6,954	2,280

43,483	10,629	588,350	360,429	13,283	10,535
9,187	4,577	323,181	(600,663)	2,880	(16,742)

59,500	22,140	1,052,936	(146,955)	17,580	(3,969)

10,562	2,056	1,916,154	1,925,540	1,191	2,627
(53,578)	(43,819)	(429,361)	(322,147)	(93,410)	(9,309)
—	—	(34,221)	(2,559)	—	—
(8,737)	54,680	1,223,959	973,013	17,685	33,142

(51,753)	12,917	2,676,531	2,573,847	(74,534)	26,460

7,747	35,057	3,729,467	2,426,892	(56,954)	22,491

501,430	466,373	6,649,180	4,222,288	162,077	139,586

$509,177	$501,430	$10,378,647	$6,649,180	$105,123	$162,077

25

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Core Bond Trust Series 0		Core Bond Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$99,231	$53,348	$46,651	$42,697

Net investment income (loss)	99,231	53,348	46,651	42,697

Realized gains (losses) on investments:
Capital gain distributions	81,685	38,880	46,144	36,387
Net realized gains (losses)	19,942	37,489	4,883	(2,420)

Realized gains (losses)	101,627	76,369	51,027	33,967
Unrealized appreciation (depreciation) during the period	(16,794)	(37,797)	4,869	2,923

Net increase (decrease) in assets from operations	184,064	91,920	102,547	79,587

Changes from principal transactions:
Transfer of net premiums	605,984	133,575	50,568	56,060
Transfer on terminations	(268,505)	(73,256)	(243,487)	(111,904)
Transfer on policy loans	19,606	(912)	13,748	26,414
Net interfund transfers	1,490,490	500,478	579,910	717,076

Net increase (decrease) in assets from principal transactions	1,847,575	559,885	400,739	687,646

Total increase (decrease) in assets	2,031,639	651,805	503,286	767,233

Assets, beginning of period	1,887,440	1,235,635	1,494,132	726,899

Assets, end of period	$3,919,079	$1,887,440	$1,997,418	$1,494,132

(l)	Terminated as an investment option and funds transferred to Lifestyle Growth Trust Series 1 on October 31, 2011.

See accompanying notes.

26

Sub-Account
Core Diversified Growth & Income Trust Series 1	Core Strategy Trust Series 0		Core Strategy Trust Series 1
Year Ended Dec. 31/11 (l)	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$45,090	$1,038,592	$502,688	$5,627	$2,803

45,090	1,038,592	502,688	5,627	2,803

22,847	—	—	—	—
70,594	216,334	271,452	3,986	750

93,441	216,334	271,452	3,986	750
(64,842)	2,031,062	(823,206)	12,813	(2,572)

73,689	3,285,988	(49,066)	22,426	981

1,010,531	6,350,601	4,250,147	1,855	1,441
(199,748)	(3,210,968)	(2,157,749)	(13,681)	(8,553)
(45)	(99,919)	(148,238)	—	—
(2,288,707)	10,307,067	9,222,758	76,236	77,932

(1,477,969)	13,346,781	11,166,918	64,410	70,820

(1,404,280)	16,632,769	11,117,852	86,836	71,801
1,404,280	21,837,429	10,719,577	124,008	52,207

—	$38,470,198	$21,837,429	$210,844	$124,008

27

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Disciplined Diversification Trust Series 0		Disciplined Diversification Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$453,324	$337,606	$6,479	$4,200

Net investment income (loss)	453,324	337,606	6,479	4,200

Realized gains (losses) on investments:
Capital gain distributions	240,417	62,624	3,629	842
Net realized gains (losses)	271,073	254,517	2,625	4,378

Realized gains (losses)	511,490	317,141	6,254	5,220
Unrealized appreciation (depreciation) during the period	1,113,394	(957,376)	19,070	(12,817)

Net increase (decrease) in assets from operations	2,078,208	(302,629)	31,803	(3,397)

Changes from principal transactions:
Transfer of net premiums	2,394,511	2,943,938	13,068	13,159
Transfer on terminations	(1,231,276)	(1,053,520)	(17,916)	(35,065)
Transfer on policy loans	(45,693)	75,534	—	—
Net interfund transfers	1,360,925	1,909,048	68,371	2,738

Net increase (decrease) in assets from principal transactions	2,478,467	3,875,000	63,523	(19,168)

Total increase (decrease) in assets	4,556,675	3,572,371	95,326	(22,565)

Assets, beginning of period	15,152,146	11,579,775	188,016	210,581

Assets, end of period	$19,708,821	$15,152,146	$283,342	$188,016

See accompanying notes.

28

Sub-Account
Emerging Markets Value Trust Series 0		Emerging Markets Value Trust Series 1		Equity-Income Trust Series 0
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$157,235	$165,635	$80,206	$118,641	$845,338	$624,707

157,235	165,635	80,206	118,641	845,338	624,707

894,970	1,386,846	511,982	950,799	—	—
(867,448)	(1,088,442)	(101,272)	1,034,539	930,257	153,717

27,522	298,404	410,710	1,985,338	930,257	153,717
1,584,645	(3,833,182)	657,337	(4,452,623)	4,171,204	(2,019,350)

1,769,402	(3,369,143)	1,148,253	(2,348,644)	5,946,799	(1,240,926)

3,255,517	1,464,312	116,085	416,207	4,381,746	3,605,336
(1,117,635)	(788,284)	(457,032)	(377,081)	(4,042,870)	(2,158,464)
(205,127)	193,951	(2,354)	(5,597)	(260,836)	(366,815)
3,944,005	1,387,411	840,204	(823,283)	3,681,599	16,228,561

5,876,760	2,257,390	496,903	(789,754)	3,759,639	17,308,618

7,646,162	(1,111,753)	1,645,156	(3,138,398)	9,706,438	16,067,692

8,114,354	9,226,107	6,385,428	9,523,826	32,918,634	16,850,942

$15,760,516	$8,114,354	$8,030,584	$6,385,428	$42,625,072	$32,918,634

29

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Equity-Income Trust Series 1		Financial Services Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$853,122	$734,731	$26,774	$55,289

Net investment income (loss)	853,122	734,731	26,774	55,289

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(1,107,688)	(1,039,088)	255,289	49,139

Realized gains (losses)	(1,107,688)	(1,039,088)	255,289	49,139
Unrealized appreciation (depreciation) during the period	6,888,306	(491,978)	237,492	(417,003)

Net increase (decrease) in assets from operations	6,633,740	(796,335)	519,555	(312,575)

Changes from principal transactions:
Transfer of net premiums	1,887,600	1,998,872	438,860	374,482
Transfer on terminations	(5,564,293)	(4,414,472)	(347,134)	(337,482)
Transfer on policy loans	(101,503)	53,826	(52,164)	(28,871)
Net interfund transfers	(1,393,481)	5,793,289	(224,523)	539,480

Net increase (decrease) in assets from principal transactions	(5,171,677)	3,431,515	(184,961)	547,609

Total increase (decrease) in assets	1,462,063	2,635,180	334,594	235,034

Assets, beginning of period	39,852,123	37,216,943	2,930,958	2,695,924

Assets, end of period	$41,314,186	$39,852,123	$3,265,552	$2,930,958

See accompanying notes.

30

Sub-Account
Financial Services Trust Series 1		Franklin Templeton Founding Allocation Trust Series 0		Franklin Templeton Founding Allocation Trust Series 1
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$14,386	$33,286	$408,346	$257,842	$11,457	$10,462

14,386	33,286	408,346	257,842	11,457	10,462

—	—	—	—	—	—

48,872	381,851	113,017	173,647	3,840	20,499

48,872	381,851	113,017	173,647	3,840	20,499
242,541	(580,402)	1,053,771	(552,645)	39,604	(29,225)

305,799	(165,265)	1,575,134	(121,156)	54,901	1,736

87,491	113,350	2,038,977	2,076,711	5,645	3,394
(255,220)	(356,446)	(890,461)	(778,428)	(10,530)	(67,041)
(5,029)	23,741	(49,398)	(38,076)	—	—
(122,884)	(572,996)	2,648,341	1,233,241	(2,673)	37,334

(295,642)	(792,351)	3,747,459	2,493,448	(7,558)	(26,313)

10,157	(957,616)	5,322,593	2,372,292	47,343	(24,577)

1,804,676	2,762,292	8,339,811	5,967,519	341,709	366,286

$1,814,833	$1,804,676	$13,662,404	$8,339,811	$389,052	$341,709

31

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Frontier Capital Appreciation Trust		Fundamental All Cap Core Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (m)
Income:
Dividend income distribution	$19,271	—	$61,771	$80,261

Net investment income (loss)	19,271	—	61,771	80,261

Realized gains (losses) on investments:
Capital gain distributions	389,092	581,968	—	—
Net realized gains (losses)	(20,655)	273,204	15,175	(55,302)

Realized gains (losses)	368,437	855,172	15,175	(55,302)
Unrealized appreciation (depreciation) during the period	530,699	(1,311,888)	1,534,440	(191,578)

Net increase (decrease) in assets from operations	918,407	(456,716)	1,611,386	(166,619)

Changes from principal transactions:
Transfer of net premiums	796,984	788,408	866,049	968,147
Transfer on terminations	(343,978)	(484,346)	(1,142,639)	(1,260,937)
Transfer on policy loans	(37,184)	(32,486)	(52,682)	(114,642)
Net interfund transfers	(231,645)	1,908,494	106,428	84,739

Net increase (decrease) in assets from principal transactions	184,177	2,180,070	(222,844)	(322,693)

Total increase (decrease) in assets	1,102,584	1,723,354	1,388,542	(489,312)

Assets, beginning of period	5,098,291	3,374,937	6,813,735	7,303,047

Assets, end of period	$6,200,875	$5,098,291	$8,202,277	$6,813,735

(m)	Renamed on June 27, 2011. Previously known as Optimized All Cap Trust.
(v)	Renamed on October 31, 2011. Previously known as American Fundamental Holdings Trust Series 1.
(u)	Renamed on June 27, 2011. Previously known as Optimized Value Trust.

See accompanying notes.

32

Sub-Account
Fundamental All Cap Core Trust Series 1		Fundamental Holdings Trust Series 1		Fundamental Large Cap Value Trust Series 0
Year Ended Dec. 31/12	Year Ended Dec. 31/11 (m)	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (v)	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (u)

$5,953	$8,512	$68,606	$45,601	$20,579	$3,722

5,953	8,512	68,606	45,601	20,579	3,722

—	—	—	—	—	—
12,257	128,179	31,696	17,997	32,163	239

12,257	128,179	31,696	17,997	32,163	239
150,757	(133,990)	311,346	(103,217)	203,074	5,386

168,967	2,701	411,648	(39,619)	255,816	9,347

22,658	39,846	672,036	560,226	209,864	64,146
(28,638)	(29,087)	(335,807)	(227,722)	(96,280)	(38,735)
(41,164)	258	(5,989)	(1,050)	(2,258)	(2,632)
(93,198)	(59,995)	403,108	827,225	1,089,960	61,630

(140,342)	(48,978)	733,348	1,158,679	1,201,286	84,409

28,625	(46,277)	1,144,996	1,119,060	1,457,102	93,756

764,761	811,038	2,905,041	1,785,981	366,755	272,999

$793,386	$764,761	$4,050,037	$2,905,041	$1,823,857	$366,755

33

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Fundamental Large Cap Value Trust Series 1		Fundamental Value Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (u)	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$10,112	$2,471	$99,593	$81,413

Net investment income (loss)	10,112	2,471	99,593	81,413

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	83,241	30,199	225,511	43,485

Realized gains (losses)	83,241	30,199	225,511	43,485
Unrealized appreciation (depreciation) during the period	11,813	(23,118)	864,447	(529,626)

Net increase (decrease) in assets from operations	105,166	9,552	1,189,551	(404,728)

Changes from principal transactions:
Transfer of net premiums	15,980	8,100	1,245,595	1,057,777
Transfer on terminations	(30,649)	(61,676)	(682,324)	(705,629)
Transfer on policy loans	—	—	(27,604)	(69,585)
Net interfund transfers	592,700	(29,214)	(494,067)	788,116

Net increase (decrease) in assets from principal transactions	578,031	(82,790)	41,600	1,070,679

Total increase (decrease) in assets	683,197	(73,238)	1,231,151	665,951

Assets, beginning of period	241,940	315,178	8,845,886	8,179,935

Assets, end of period	$925,137	$241,940	$10,077,037	$8,845,886

(u)	Renamed on June 27, 2011. Previously known as Optimized Value Trust.

See accompanying notes.

34

Sub-Account
Fundamental Value Trust Series 1		Global Bond Trust Series 0		Global Bond Trust Series 1
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$262,296	$248,272	$1,491,533	$1,205,593	$514,370	$478,570

262,296	248,272	1,491,533	1,205,593	514,370	478,570

—	—	—	—	—	—
1,487,533	1,067,533	(11,714)	101,084	26,742	(433,301)

1,487,533	1,067,533	(11,714)	101,084	26,742	(433,301)
1,934,128	(2,413,004)	(3,801)	86,855	(40,360)	626,279

3,683,957	(1,097,199)	1,476,018	1,393,532	500,752	671,548

1,740,952	1,954,336	2,928,173	2,222,283	282,749	361,118
(5,153,093)	(4,408,280)	(1,606,697)	(1,449,587)	(1,038,613)	(1,011,412)
32,538	(10,083)	(127,853)	(234,382)	(29,283)	111,790
(1,055,664)	(724,371)	(554,192)	4,096,627	403,042	(401,922)

(4,435,267)	(3,188,398)	639,431	4,634,941	(382,105)	(940,426)

(751,310)	(4,285,597)	2,115,449	6,028,473	118,647	(268,878)

28,861,080	33,146,677	20,360,771	14,332,298	7,489,622	7,758,500

$28,109,770	$28,861,080	$22,476,220	$20,360,771	$7,608,269	$7,489,622

35

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Global Diversification Trust Series 1		Global Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (w)	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$189,984	$142,493	$81,893	$78,155

Net investment income (loss)	189,984	142,493	81,893	78,155

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	41,511	29,218	61,371	15,099

Realized gains (losses)	41,511	29,218	61,371	15,099
Unrealized appreciation (depreciation) during the period	1,090,363	(732,634)	568,349	(310,260)

Net increase (decrease) in assets from operations	1,321,858	(560,923)	711,613	(217,006)

Changes from principal transactions:
Transfer of net premiums	1,476,260	1,239,906	390,324	388,473
Transfer on terminations	(755,987)	(804,112)	(350,701)	(319,605)
Transfer on policy loans	(24,989)	14,274	(7,267)	(87,234)
Net interfund transfers	2,233,871	2,493,020	(24,815)	483,552

Net increase (decrease) in assets from principal transactions	2,929,155	2,943,088	7,541	465,186

Total increase (decrease) in assets	4,251,013	2,382,165	719,154	248,180

Assets, beginning of period	7,269,816	4,887,651	3,347,937	3,099,757

Assets, end of period	$11,520,829	$7,269,816	$4,067,091	$3,347,937

(w)	Renamed on October 31, 2011. Previously known as American Global Diversification Trust Series 1.

See accompanying notes.

36

Sub-Account
Global Trust Series 1		Health Sciences Trust Series 0		Health Sciences Trust Series 1
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$156,627	$159,120	—	—	—	—

156,627	159,120	—	—	—	—

—	—	573,671	64,396	465,612	66,765
(9,617)	78,203	1,022,318	449,887	786,130	804,192

(9,617)	78,203	1,595,989	514,283	1,251,742	870,957
1,310,706	(657,062)	622,136	17,103	613,034	(281,701)

1,457,716	(419,739)	2,218,125	531,386	1,864,776	589,256

319,356	290,710	1,006,932	693,477	235,138	270,577
(2,649,449)	(898,523)	(810,718)	(536,791)	(1,131,585)	(514,857)
(21,293)	(15,215)	(271,172)	(126,342)	(24,975)	(40,905)
(327,898)	99,742	1,022,918	1,104,742	1,180,929	613,873

(2,679,284)	(523,286)	947,960	1,135,086	259,507	328,688

(1,221,568)	(943,025)	3,166,085	1,666,472	2,124,283	917,944

7,176,763	8,119,788	6,353,770	4,687,298	5,500,622	4,582,678

$5,955,195	$7,176,763	$9,519,855	$6,353,770	$7,624,905	$5,500,622

37

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	High Yield Trust Series 0		High Yield Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$1,422,838	$1,132,587	$1,131,549	$1,130,393

Net investment income (loss)	1,422,838	1,132,587	1,131,549	1,130,393

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(756,369)	(1,078,582)	(1,008,594)	(608,405)

Realized gains (losses)	(756,369)	(1,078,582)	(1,008,594)	(608,405)
Unrealized appreciation (depreciation) during the period	2,075,876	(97,741)	2,302,915	(350,905)

Net increase (decrease) in assets from operations	2,742,345	(43,736)	2,425,870	171,083

Changes from principal transactions:
Transfer of net premiums	1,393,078	1,546,076	1,670,264	746,099
Transfer on terminations	(1,238,234)	(1,142,815)	(1,750,717)	(1,576,353)
Transfer on policy loans	(246,919)	536,418	(106,730)	(622,995)
Net interfund transfers	4,382,310	1,781,274	(214,177)	(697,625)

Net increase (decrease) in assets from principal transactions	4,290,235	2,720,953	(401,360)	(2,150,874)

Total increase (decrease) in assets	7,032,580	2,677,217	2,024,510	(1,979,791)

Assets, beginning of period	12,285,110	9,607,893	12,486,511	14,466,302

Assets, end of period	$19,317,690	$12,285,110	$14,511,021	$12,486,511

(z)	Terminated as an investment option and funds transferred to International Equity Index Trust B on November 5, 2012.

See accompanying notes.

38

Sub-Account
International Core Trust Series 0		International Core Trust Series 1		International Equity Index Trust A Series 0
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12 (z)	Year Ended Dec. 31/11

$178,386	$144,210	$388,344	$360,388	$155,537	$163,662

178,386	144,210	388,344	360,388	155,537	163,662

—	—	—	—	271,110	112,771
(9,447)	(349,529)	(1,054,492)	(411,029)	(1,144,866)	(365,703)

(9,447)	(349,529)	(1,054,492)	(411,029)	(873,756)	(252,932)
655,514	(340,470)	2,581,655	(1,328,854)	1,257,376	(761,470)

824,453	(545,789)	1,915,507	(1,379,495)	539,157	(850,740)

574,839	546,996	669,746	729,939	691,747	655,262
(1,354,318)	(521,188)	(2,213,414)	(2,180,438)	(379,093)	(337,103)
(20,309)	(31,540)	21,865	(10,241)	(45,745)	(56,679)
314,771	448,618	(167,312)	(628,193)	(5,280,409)	401,924

(485,017)	442,886	(1,689,115)	(2,088,933)	(5,013,500)	663,404

339,436	(102,903)	226,392	(3,468,428)	(4,474,343)	(187,336)

5,351,892	5,454,795	13,610,722	17,079,150	4,474,343	4,661,679

$5,691,328	$5,351,892	$13,837,114	$13,610,722	—	$4,474,343

39

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Equity Index Trust A Series 1		International Equity Index Trust B Series 0
	Year Ended Dec. 31/12 (z)	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$363,458	$479,337	$295,436	$596,959

Net investment income (loss)	363,458	479,337	295,436	596,959

Realized gains (losses) on investments:
Capital gain distributions	651,276	352,628	—	—
Net realized gains (losses)	(4,421,811)	(298,351)	(166,898)	(254,186)

Realized gains (losses)	(3,770,535)	54,277	(166,898)	(254,186)
Unrealized appreciation (depreciation) during the period	4,820,732	(2,750,420)	3,094,945	(2,748,378)

Net increase (decrease) in assets from operations	1,413,655	(2,216,806)	3,223,483	(2,405,605)

Changes from principal transactions:
Transfer of net premiums	580,964	770,511	2,749,653	2,928,384
Transfer on terminations	(1,236,811)	(1,306,155)	(2,125,380)	(1,563,750)
Transfer on policy loans	(27,251)	18,195	(162,024)	(45,761)
Net interfund transfers	(13,873,956)	(40,920)	7,276,560	1,943,135

Net increase (decrease) in assets from principal transactions	(14,557,054)	(558,369)	7,738,809	3,262,008

Total increase (decrease) in assets	(13,143,399)	(2,775,175)	10,962,292	856,403

Assets, beginning of period	13,143,399	15,918,574	15,448,863	14,592,460

Assets, end of period	—	$13,143,399	$26,411,155	$15,448,863

(z)	Terminated as an investment option and funds transferred to International Equity Index Trust B on November 5, 2012.
(x)	Reflects the period from commencement of operations on November 5, 2012 through December 31, 2012.
(j)	Reflects the period from commencement of operations on November 5, 2012 through December 31, 2012.

See accompanying notes.

40

Sub-Account
International Equity Index Trust B Series 1	International Growth Stock Trust Series 0	International Growth Stock Trust Series 1
Year Ended Dec. 31/12 (x)	Year Ended Dec. 31/12 (j)	Year Ended Dec. 31/12 (j)

$152,976	$39,898	$15,276

152,976	39,898	15,276

—	—	—
15,546	(1,056)	9,991

15,546	(1,056)	9,991
636,686	197,762	68,927

805,208	236,604	94,194

99,718	114,952	17,536
(584,131)	(70,779)	(340,409)
785	6,776	62
13,498,005	5,767,776	2,322,273

13,014,377	5,818,725	1,999,462

13,819,585	6,055,329	2,093,656

—	—	—

$13,819,585	$6,055,329	$2,093,656

41

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Opportunities Trust Series 0		International Opportunities Trust Series 1
	Year Ended Dec. 31/12 (be)	Year Ended Dec. 31/11	Year Ended Dec. 31/12 (be)	Year Ended Dec. 31/11
Income:
Dividend income distribution	$117,617	$48,440	$45,937	$19,661

Net investment income (loss)	117,617	48,440	45,937	19,661

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(19,124)	(47,665)	(117,086)	148,776

Realized gains (losses)	(19,124)	(47,665)	(117,086)	148,776
Unrealized appreciation (depreciation) during the period	337,978	(1,085,839)	259,369	(593,644)

Net increase (decrease) in assets from operations	436,471	(1,085,064)	188,220	(425,207)

Changes from principal transactions:
Transfer of net premiums	654,869	791,726	76,682	173,852
Transfer on terminations	(376,308)	(468,508)	(230,819)	(342,125)
Transfer on policy loans	(46,543)	280,789	(785)	(29,832)
Net interfund transfers	(5,770,399)	287,285	(2,209,416)	(1,111,569)

Net increase (decrease) in assets from principal transactions	(5,538,381)	891,292	(2,364,338)	(1,309,674)

Total increase (decrease) in assets	(5,101,910)	(193,772)	(2,176,118)	(1,734,881)

Assets, beginning of period	5,101,910	5,295,682	2,176,118	3,910,999

Assets, end of period	—	$5,101,910	—	$2,176,118

(be)	Terminated as an investment option and funds transferred to International Growth Stock Trust on November 5, 2012.

See accompanying notes.

42

Sub-Account
International Small Company Trust Series 0		International Small Company Trust Series 1		International Value Trust Series 0
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$92,536	$112,373	$87,751	$113,570	$368,164	$324,089

92,536	112,373	87,751	113,570	368,164	324,089

—	—	—	—	—	—
(77,487)	39,934	116,613	176,381	(223,651)	(271,409)

(77,487)	39,934	116,613	176,381	(223,651)	(271,409)
1,142,874	(1,366,365)	904,869	(1,417,947)	2,185,664	(1,636,061)

1,157,923	(1,214,058)	1,109,233	(1,127,996)	2,330,177	(1,583,381)

1,190,962	966,686	294,471	368,167	1,701,814	1,663,370
(925,365)	(591,536)	(1,339,183)	(905,246)	(930,021)	(899,941)
(31,232)	311,346	(11,837)	31,788	(132,838)	(132,190)
209,769	793,122	436,308	(447,707)	342,846	732,854

444,134	1,479,618	(620,241)	(952,998)	981,801	1,364,093

1,602,057	265,560	488,992	(2,080,994)	3,311,978	(219,288)

5,621,015	5,355,455	5,878,255	7,959,249	11,253,977	11,473,265

$7,223,072	$5,621,015	$6,367,247	$5,878,255	$14,565,955	$11,253,977

43

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Value Trust Series 1		Investment Quality Bond Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$382,625	$408,876	$152,956	$257,889

Net investment income (loss)	382,625	408,876	152,956	257,889

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(1,836,241)	(1,503,086)	180,007	51,777

Realized gains (losses)	(1,836,241)	(1,503,086)	180,007	51,777
Unrealized appreciation (depreciation) during the period	4,061,320	(928,910)	164,047	123,225

Net increase (decrease) in assets from operations	2,607,704	(2,023,120)	497,010	432,891

Changes from principal transactions:
Transfer of net premiums	632,259	834,803	1,245,176	931,356
Transfer on terminations	(1,734,788)	(2,108,173)	(741,937)	(490,671)
Transfer on policy loans	(31,371)	(33,491)	16,739	(8,939)
Net interfund transfers	(1,187,254)	(1,262,900)	(246,862)	316,866

Net increase (decrease) in assets from principal transactions	(2,321,154)	(2,569,761)	273,116	748,612

Total increase (decrease) in assets	286,550	(4,592,881)	770,126	1,181,503

Assets, beginning of period	14,512,583	19,105,464	6,278,621	5,097,118

Assets, end of period	$14,799,133	$14,512,583	$7,048,747	$6,278,621

(h)	Terminated as an investment option and funds transferred to U.S. Equity Trust on April 30, 2012.

See accompanying notes.

44

Sub-Account
Investment Quality Bond Trust Series 1		Large Cap Growth Trust		Large Cap Trust Series 0
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12 (h)	Year Ended Dec. 31/11

$309,503	$643,671	$2,695	—	$27,618	$49,771

309,503	643,671	2,695	—	27,618	49,771

—	—	—	—	—	—
241,330	(10,586)	198,080	149,600	700,026	14,687

241,330	(10,586)	198,080	149,600	700,026	14,687
653,376	608,458	734,740	(209,588)	(167,795)	(124,824)

1,204,209	1,241,543	935,515	(59,988)	559,849	(60,366)

582,830	603,811	872,895	742,809	210,676	550,526
(3,986,570)	(2,149,545)	(393,778)	(383,843)	(132,803)	(336,150)
(99,318)	(53,546)	(18,086)	27,532	(476,338)	337,521
1,567,679	(353,201)	1,210,597	1,344,708	(3,473,321)	230,017

(1,935,379)	(1,952,481)	1,671,628	1,731,206	(3,871,786)	781,914

(731,170)	(710,938)	2,607,143	1,671,218	(3,311,937)	721,548

15,433,505	16,144,443	4,230,941	2,559,723	3,311,937	2,590,389

$14,702,335	$15,433,505	$6,838,084	$4,230,941	—	$3,311,937

45

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Large Cap Trust Series 1		Large Cap Value Trust Series 0
	Year Ended Dec. 31/12 (h)	Year Ended Dec. 31/11	Year Ended Dec. 31/11 (k)
Income:
Dividend income distribution	$69,406	$182,668	$67,378

Net investment income (loss)	69,406	182,668	67,378

Realized gains (losses) on investments:
Capital gain distributions	—	—	—
Net realized gains (losses)	(820,159)	(678,931)	1,526,674

Realized gains (losses)	(820,159)	(678,931)	1,526,674
Unrealized appreciation (depreciation) during the period	2,488,988	266,360	(598,522)

Net increase (decrease) in assets from operations	1,738,235	(229,903)	995,530

Changes from principal transactions:
Transfer of net premiums	190,989	867,746	721,284
Transfer on terminations	(608,674)	(2,217,347)	(329,820)
Transfer on policy loans	6,120	62,461	3,400
Net interfund transfers	(14,040,374)	(448,664)	(13,858,267)

Net increase (decrease) in assets from principal transactions	(14,451,939)	(1,735,804)	(13,463,403)

Total increase (decrease) in assets	(12,713,704)	(1,965,707)	(12,467,873)

Assets, beginning of period	12,713,704	14,679,411	12,467,873

Assets, end of period	—	$12,713,704	—

(h)	Terminated as an investment option and funds transferred to U.S. Equity Trust on April 30, 2012.
(k)	Terminated as an investment option and funds transferred to Equity-Income Trust on May 2, 2011.

See accompanying notes.

46

Sub-Account
Large Cap Value Trust Series 1	Lifestyle Aggressive Trust Series 0		Lifestyle Aggressive Trust Series 1
Year Ended Dec. 31/11 (k)	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$35,562	$1,801,454	$1,872,378	$214,360	$292,109

35,562	1,801,454	1,872,378	214,360	292,109

—	—	—	—	—
1,114,731	1,649,085	(140,297)	(1,060,709)	(761,462)

1,114,731	1,649,085	(140,297)	(1,060,709)	(761,462)
(590,182)	13,828,330	(8,499,248)	3,303,776	(638,539)

560,111	17,278,869	(6,767,167)	2,457,427	(1,107,892)

111,982	18,079,484	16,233,118	1,030,439	1,193,322
(314,745)	(9,747,815)	(9,771,760)	(3,307,698)	(2,578,344)
(90,405)	(912,274)	(904,482)	(447,862)	(146,272)
(7,681,069)	6,670,979	25,023,732	(321,773)	(49,224)

(7,974,237)	14,090,374	30,580,608	(3,046,894)	(1,580,518)

(7,414,126)	31,369,243	23,813,441	(589,467)	(2,688,410)

7,414,126	96,769,034	72,955,593	15,489,973	18,178,383

—	$128,138,277	$96,769,034	$14,900,506	$15,489,973

47

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Balanced Trust Series 0		Lifestyle Balanced Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$6,169,902	$7,134,940	$1,409,536	$2,168,170

Net investment income (loss)	6,169,902	7,134,940	1,409,536	2,168,170

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	72,200	(1,343,769)	(772,704)	(1,387,202)

Realized gains (losses)	72,200	(1,343,769)	(772,704)	(1,387,202)
Unrealized appreciation (depreciation) during the period	19,893,319	(4,640,533)	6,648,379	(338,976)

Net increase (decrease) in assets from operations	26,135,421	1,150,638	7,285,211	441,992

Changes from principal transactions:
Transfer of net premiums	33,747,384	28,501,226	2,623,379	3,217,565
Transfer on terminations	(24,910,462)	(20,571,505)	(12,748,378)	(8,050,792)
Transfer on policy loans	(1,882,920)	(2,249,291)	139,826	(780,117)
Net interfund transfers	34,723,897	25,358,876	(82,126)	178,479

Net increase (decrease) in assets from principal transactions	41,677,899	31,039,306	(10,067,299)	(5,434,865)

Total increase (decrease) in assets	67,813,320	32,189,944	(2,782,088)	(4,992,873)

Assets, beginning of period	206,692,073	174,502,129	63,612,529	68,605,402

Assets, end of period	$274,505,393	$206,692,073	$60,830,441	$63,612,529

See accompanying notes.

48

Sub-Account
Lifestyle Conservative Trust Series 0		Lifestyle Conservative Trust Series 1		Lifestyle Growth Trust Series 0
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$799,189	$912,659	$200,871	$261,428	$7,151,918	$8,863,186

799,189	912,659	200,871	261,428	7,151,918	8,863,186

536,033	—	137,430	—	—	—
499,307	780,926	245,864	498,677	(1,958,433)	(2,890,610)

1,035,340	780,926	383,294	498,677	(1,958,433)	(2,890,610)
129,605	(881,370)	(55,443)	(503,211)	39,768,668	(11,057,014)

1,964,134	812,215	528,722	256,894	44,962,153	(5,084,438)

3,358,306	2,697,238	455,512	210,589	56,188,664	49,746,358
(3,271,717)	(2,318,611)	(788,271)	(1,030,674)	(39,686,931)	(33,920,217)
(222,215)	(1,197,125)	(4,401)	(100,792)	(3,275,186)	(2,871,416)
4,292,133	3,183,446	662,074	(273,870)	22,419,925	22,186,755

4,156,507	2,364,948	324,914	(1,194,747)	35,646,472	35,141,480

6,120,641	3,177,163	853,636	(937,853)	80,608,625	30,057,042

21,900,746	18,723,583	6,332,060	7,269,913	309,010,166	278,953,124

$28,021,387	$21,900,746	$7,185,696	$6,332,060	$389,618,791	$309,010,166

49

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Growth Trust Series 1		Lifestyle Moderate Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$1,596,316	$2,402,207	$1,394,887	$1,596,037

Net investment income (loss)	1,596,316	2,402,207	1,394,887	1,596,037

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(1,163,226)	(3,131,832)	937,670	296,634

Realized gains (losses)	(1,163,226)	(3,131,832)	937,670	296,634
Unrealized appreciation (depreciation) during the period	10,949,608	(588,531)	2,686,878	(1,068,275)

Net increase (decrease) in assets from operations	11,382,698	(1,318,156)	5,019,435	824,396

Changes from principal transactions:
Transfer of net premiums	4,787,761	6,567,480	6,925,991	5,457,002
Transfer on terminations	(9,307,921)	(10,501,888)	(5,236,140)	(3,791,217)
Transfer on policy loans	(562,636)	(182,745)	(357,635)	17,575
Net interfund transfers	(2,301,106)	(4,120,953)	6,348,459	4,985,834

Net increase (decrease) in assets from principal transactions	(7,383,902)	(8,238,106)	7,680,675	6,669,194

Total increase (decrease) in assets	3,998,796	(9,556,262)	12,700,110	7,493,590

Assets, beginning of period	84,890,569	94,446,831	43,126,054	35,632,464

Assets, end of period	$88,889,365	$84,890,569	$55,826,164	$43,126,054

See accompanying notes.

50

Sub-Account
Lifestyle Moderate Trust Series 1		Mid Cap Index Trust Series 0		Mid Cap Index Trust Series 1
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$411,908	$518,092	$208,056	$83,765	$172,730	$80,970

411,908	518,092	208,056	83,765	172,730	80,970

—	—	1,293,296	275,053	1,212,245	291,421
(91,890)	(219,932)	294,459	177,731	236,987	423,168

(91,890)	(219,932)	1,587,755	452,784	1,449,232	714,589
1,270,502	25,336	219,945	(790,612)	295,290	(952,091)

1,590,520	323,496	2,015,756	(254,063)	1,917,252	(156,532)

436,417	499,826	1,754,722	1,588,431	516,690	596,952
(2,182,565)	(2,268,754)	(1,267,098)	(1,002,995)	(1,317,824)	(1,104,235)
(166,031)	(49,119)	(158,779)	(363,706)	(69,493)	(10,625)
2,895,640	357,682	1,645,404	699,431	(517,624)	(1,404,907)

983,461	(1,460,365)	1,974,249	921,161	(1,388,251)	(1,922,815)

2,573,981	(1,136,869)	3,990,005	667,098	529,001	(2,079,347)

14,163,927	15,300,796	10,868,853	10,201,755	11,391,851	13,471,198

$16,737,908	$14,163,927	$14,858,858	$10,868,853	$11,920,852	$11,391,851

51

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Cap Stock Trust Series 0		Mid Cap Stock Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	—	—	—	—

Net investment income (loss)	—	—	—	—

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	326,046	525,184	(171,540)	(609,399)

Realized gains (losses)	326,046	525,184	(171,540)	(609,399)
Unrealized appreciation (depreciation) during the period	1,932,688	(1,572,983)	3,517,503	(842,704)

Net increase (decrease) in assets from operations	2,258,734	(1,047,799)	3,345,963	(1,452,103)

Changes from principal transactions:
Transfer of net premiums	1,312,912	1,284,752	823,988	896,551
Transfer on terminations	(925,807)	(850,091)	(2,256,518)	(2,313,536)
Transfer on policy loans	(834,176)	(257,391)	(105,952)	(60,351)
Net interfund transfers	1,200,905	1,628,332	(765,682)	(1,407,525)

Net increase (decrease) in assets from principal transactions	753,834	1,805,602	(2,304,164)	(2,884,861)

Total increase (decrease) in assets	3,012,568	757,803	1,041,799	(4,336,964)

Assets, beginning of period	9,932,788	9,174,985	15,580,422	19,917,386

Assets, end of period	$12,945,356	$9,932,788	$16,622,221	$15,580,422

See accompanying notes.

52

Sub-Account
Mid Value Trust Series 0		Mid Value Trust Series 1		Money Market Trust B Series 0
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$100,461	$80,254	$96,217	$82,915	$41,466	—

100,461	80,254	96,217	82,915	41,466	—

823,409	—	873,320	—	6,856	83,145
584,441	254,548	728,223	502,903	—	—

1,407,850	254,548	1,601,543	502,903	6,856	83,145
404,139	(834,436)	323,964	(1,193,784)	—	—

1,912,450	(499,634)	2,021,724	(607,966)	48,322	83,145

1,119,764	1,022,652	424,700	529,790	272,037,442	260,918,669
(1,019,010)	(816,624)	(1,302,545)	(1,424,882)	(18,725,138)	(14,214,933)
(799,521)	(59,163)	(398)	(44,864)	(1,982,654)	(1,267,699)
1,277,025	803,226	(163,418)	660,900	(260,696,084)	(213,140,022)

578,258	950,091	(1,041,661)	(279,056)	(9,366,434)	32,296,015

2,490,708	450,457	980,063	(887,022)	(9,318,112)	32,379,160

9,735,460	9,285,003	10,649,213	11,536,235	117,420,170	85,041,010

$12,226,168	$9,735,460	$11,629,276	$10,649,213	$108,102,058	$117,420,170

53

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Money Market Trust Series 1		Natural Resources Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	—	—	$177,775	$125,428

Net investment income (loss)	—	—	177,775	125,428

Realized gains (losses) on investments:
Capital gain distributions	3,811	42,793	—	—
Net realized gains (losses)	—	—	130,523	1,049,013

Realized gains (losses)	3,811	42,793	130,523	1,049,013
Unrealized appreciation (depreciation) during the period	—	—	(191,546)	(6,135,152)

Net increase (decrease) in assets from operations	3,811	42,793	116,752	(4,960,711)

Changes from principal transactions:
Transfer of net premiums	3,553,378	4,150,675	3,280,697	2,994,468
Transfer on terminations	(22,220,134)	(24,136,104)	(1,981,118)	(2,000,296)
Transfer on policy loans	(5,246)	(1,180,881)	(194,580)	(74,331)
Net interfund transfers	7,105,789	15,124,790	545,903	4,065,053

Net increase (decrease) in assets from principal transactions	(11,566,213)	(6,041,520)	1,650,902	4,984,894

Total increase (decrease) in assets	(11,562,402)	(5,998,727)	1,767,654	24,183

Assets, beginning of period	56,817,674	62,816,401	19,367,591	19,343,408

Assets, end of period	$45,255,272	$56,817,674	$21,135,245	$19,367,591

See accompanying notes.

54

Sub-Account
Natural Resources Trust Series 1		Real Estate Securities Trust Series 0		Real Estate Securities Trust Series 1
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$62,270	$47,658	$390,546	$242,670	$472,394	$394,711

62,270	47,658	390,546	242,670	472,394	394,711

—	—	—	—	—	—

344,277	1,990,364	815,361	426,313	(2,058,082)	(2,737,509)

344,277	1,990,364	815,361	426,313	(2,058,082)	(2,737,509)
(414,473)	(4,187,131)	1,647,674	510,009	6,016,450	4,708,249

(7,926)	(2,149,109)	2,853,581	1,178,992	4,430,762	2,365,451

374,111	434,708	2,848,453	2,085,022	813,764	1,025,887
(981,054)	(1,121,083)	(2,003,719)	(1,341,387)	(3,290,599)	(2,944,225)
(22,277)	(131,561)	(225,492)	(302,892)	7,676	26,586
80,615	(352,419)	1,312,484	925,691	(1,283,898)	(183,854)

(548,605)	(1,170,355)	1,931,726	1,366,434	(3,753,057)	(2,075,606)

(556,531)	(3,319,464)	4,785,307	2,545,426	677,705	289,845

8,205,426	11,524,890	15,575,141	13,029,715	26,668,398	26,378,553

$7,648,895	$8,205,426	$20,360,448	$15,575,141	$27,346,103	$26,668,398

55

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Real Return Bond Trust Series 0		Real Return Bond Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$240,504	$340,903	$87,845	$199,601

Net investment income (loss)	240,504	340,903	87,845	199,601

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	242,848	72,949	151,890	(119,556)

Realized gains (losses)	242,848	72,949	151,890	(119,556)
Unrealized appreciation (depreciation) during the period	495,817	445,085	192,685	509,015

Net increase (decrease) in assets from operations	979,169	858,937	432,420	589,060

Changes from principal transactions:
Transfer of net premiums	1,549,531	1,189,366	156,552	160,213
Transfer on terminations	(974,428)	(532,059)	(908,441)	(623,572)
Transfer on policy loans	(103,807)	(433,198)	(15,920)	16,449
Net interfund transfers	3,823,886	2,194,165	177,049	320,738

Net increase (decrease) in assets from principal transactions	4,295,182	2,418,274	(590,760)	(126,172)

Total increase (decrease) in assets	5,274,351	3,277,211	(158,340)	462,888

Assets, beginning of period	9,468,581	6,191,370	4,931,108	4,468,220

Assets, end of period	$14,742,932	$9,468,581	$4,772,768	$4,931,108

See accompanying notes.

56

Sub-Account
Science & Technology Trust Series 0		Science & Technology Trust Series 1		Short Term Government Income Trust Series 0
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

—	—	—	—	$157,129	$212,760

—	—	—	—	157,129	212,760

—	—	—	—	—	18,283

409,501	366,259	1,778,620	1,262,364	(8,258)	30,221

409,501	366,259	1,778,620	1,262,364	(8,258)	48,504
73,881	(901,816)	(415,881)	(2,189,482)	(57,832)	(44,732)

483,382	(535,557)	1,362,739	(927,118)	91,039	216,532

783,950	639,971	700,290	895,871	2,284,207	2,148,403
(713,870)	(582,832)	(2,472,371)	(2,348,502)	(883,580)	(847,802)
(630,805)	(137,129)	(66,140)	149,264	(102,836)	(49,218)
1,087,222	709,838	307,280	(2,548,674)	5,287,613	627,707

526,497	629,848	(1,530,941)	(3,852,041)	6,585,404	1,879,090

1,009,879	94,291	(168,202)	(4,779,159)	6,676,443	2,095,622

4,889,707	4,795,416	13,211,665	17,990,824	9,098,268	7,002,646

$5,899,586	$4,889,707	$13,043,463	$13,211,665	$15,774,711	$9,098,268

57

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Short Term Government Income Trust Series 1		Small Cap Growth Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$146,688	$230,444	—	—

Net investment income (loss)	146,688	230,444	—	—

Realized gains (losses) on investments:
Capital gain distributions	—	23,674	1,136,599	207,031
Net realized gains (losses)	20,878	32,698	419,638	893,983

Realized gains (losses)	20,878	56,372	1,556,237	1,101,014
Unrealized appreciation (depreciation) during the period	(55,352)	(14,960)	(262,920)	(1,694,809)

Net increase (decrease) in assets from operations	112,214	271,856	1,293,317	(593,795)

Changes from principal transactions:
Transfer of net premiums	635,625	567,515	988,015	1,023,247
Transfer on terminations	(1,772,619)	(1,601,214)	(822,169)	(657,793)
Transfer on policy loans	(24,236)	41,788	(78,078)	(73,711)
Net interfund transfers	710,621	96,972	(388,791)	298,480

Net increase (decrease) in assets from principal transactions	(450,609)	(894,939)	(301,023)	590,223

Total increase (decrease) in assets	(338,395)	(623,083)	992,294	(3,572)

Assets, beginning of period	9,500,432	10,123,515	7,874,663	7,878,235

Assets, end of period	$9,162,037	$9,500,432	$8,866,957	$7,874,663

See accompanying notes.

58

Sub-Account
Small Cap Growth Trust Series 1		Small Cap Index Trust Series 0		Small Cap Index Trust Series 1
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

—	—	$207,966	$97,627	$146,731	$84,333

—	—	207,966	97,627	146,731	84,333

272,875	51,700	1,662,563	33,812	1,231,957	31,267
(31,149)	216,719	125,408	54,583	(270,145)	(136,043)

241,726	268,419	1,787,971	88,395	961,812	(104,776)
63,181	(510,937)	(656,810)	(546,814)	(14,127)	(293,666)

304,907	(242,518)	1,339,127	(360,792)	1,094,416	(314,109)

116,116	133,199	1,320,227	1,090,133	435,962	420,113
(423,194)	(249,979)	(753,489)	(653,196)	(823,891)	(670,820)
(19,555)	(8,171)	(105,763)	(69,615)	(80,919)	(33,909)
(73,353)	586,686	950,840	696,829	(135,391)	(469,490)

(399,986)	461,735	1,411,815	1,064,151	(604,239)	(754,106)

(95,079)	219,217	2,750,942	703,359	490,177	(1,068,215)

1,909,333	1,690,116	7,946,418	7,243,059	6,958,383	8,026,598

$1,814,254	$1,909,333	$10,697,360	$7,946,418	$7,448,560	$6,958,383

59

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Opportunities Trust Series 0		Small Cap Opportunities Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	—	$3,309	—	$6,194

Net investment income (loss)	—	3,309	—	6,194

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	319,308	232,910	388,060	1,461,880

Realized gains (losses)	319,308	232,910	388,060	1,461,880
Unrealized appreciation (depreciation) during the period	253,441	(364,295)	626,903	(1,636,620)

Net increase (decrease) in assets from operations	572,749	(128,076)	1,014,963	(168,546)

Changes from principal transactions:
Transfer of net premiums	591,700	343,684	311,983	455,241
Transfer on terminations	(621,690)	(233,001)	(908,245)	(656,394)
Transfer on policy loans	(116,932)	115,381	(43,776)	(5,365)
Net interfund transfers	1,115,826	(217,934)	(231,255)	(1,219,798)

Net increase (decrease) in assets from principal transactions	968,904	8,130	(871,293)	(1,426,316)

Total increase (decrease) in assets	1,541,653	(119,946)	143,670	(1,594,862)

Assets, beginning of period	2,911,386	3,031,332	6,193,327	7,788,189

Assets, end of period	$4,453,039	$2,911,386	$6,336,997	$6,193,327

See accompanying notes.

60

Sub-Account
Small Cap Value Trust Series 0		Small Cap Value Trust Series 1		Small Company Value Trust Series 0
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$119,353	$100,937	$22,046	$19,764	$25,700	$52,533

119,353	100,937	22,046	19,764	25,700	52,533

586,015	—	120,771	—	—	—
696,731	609,773	214,366	156,303	71,506	(16,803)

1,282,746	609,773	335,137	156,303	71,506	(16,803)
479,534	(645,201)	101,567	(136,884)	1,370,962	(120,603)

1,881,633	65,509	458,750	39,183	1,468,168	(84,873)

1,430,480	1,663,795	129,390	168,527	1,095,406	767,833
(1,108,446)	(934,211)	(587,684)	(236,629)	(658,110)	(502,142)
(145,317)	62,945	474	2,137	(101,876)	(203,921)
135,329	1,318,697	(696,581)	389,893	568,254	983,750

312,046	2,111,226	(1,154,401)	323,928	903,674	1,045,520

2,193,679	2,176,735	(695,651)	363,111	2,371,842	960,647

11,820,534	9,643,799	2,986,486	2,623,375	8,472,818	7,512,171

$14,014,213	$11,820,534	$2,290,835	$2,986,486	$10,844,660	$8,472,818

61

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Company Value Trust Series 1		Smaller Company Growth Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$32,996	$79,772	—	—

Net investment income (loss)	32,996	79,772	—	—

Realized gains (losses) on investments:
Capital gain distributions	—	—	255,301	—
Net realized gains (losses)	67,667	(96,299)	123,812	102,413

Realized gains (losses)	67,667	(96,299)	379,113	102,413
Unrealized appreciation (depreciation) during the period	1,940,585	(89,436)	42,487	(264,041)

Net increase (decrease) in assets from operations	2,041,248	(105,963)	421,600	(161,628)

Changes from principal transactions:
Transfer of net premiums	494,178	544,926	270,064	303,206
Transfer on terminations	(1,711,970)	(1,489,889)	(346,046)	(241,783)
Transfer on policy loans	(6,813)	60,026	(112,874)	(75,318)
Net interfund transfers	(937,760)	(883,514)	45,666	103,830

Net increase (decrease) in assets from principal transactions	(2,162,365)	(1,768,451)	(143,190)	89,935

Total increase (decrease) in assets	(121,117)	(1,874,414)	278,410	(71,693)

Assets, beginning of period	13,435,366	15,309,780	2,494,407	2,566,100

Assets, end of period	$13,314,249	$13,435,366	$2,772,817	$2,494,407

See accompanying notes.

62

Sub-Account
Smaller Company Growth Trust Series 1		Strategic Income Opportunities Trust Series 0		Strategic Income Opportunities Trust Series 1
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

—	—	$1,064,261	$1,321,361	$834,542	$1,318,075

—	—	1,064,261	1,321,361	834,542	1,318,075

2,305,735	—	—	—	—	—
793,957	1,095,665	(96,974)	159,666	(440,133)	98,364

3,099,692	1,095,665	(96,974)	159,666	(440,133)	98,364
952,941	(3,017,992)	767,161	(1,306,597)	1,094,243	(1,160,791)

4,052,633	(1,922,327)	1,734,448	174,430	1,488,652	255,648

1,128,837	1,451,759	1,590,559	1,400,695	456,630	525,573
(3,966,576)	(4,970,372)	(1,078,453)	(1,054,639)	(3,773,486)	(1,103,424)
62,653	15,428	(212,563)	(195,798)	(20,827)	(12,963)
(585,584)	(254,269)	2,784,544	2,271,582	(122,261)	32,526

(3,360,670)	(3,757,454)	3,084,087	2,421,840	(3,459,944)	(558,288)

691,963	(5,679,781)	4,818,535	2,596,270	(1,971,292)	(302,640)

25,832,249	31,512,030	12,041,909	9,445,639	11,816,132	12,118,772

$26,524,212	$25,832,249	$16,860,444	$12,041,909	$9,844,840	$11,816,132

63

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Total Bond Market Trust B Series 0		Total Return Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$251,825	$575,864	$954,731	$1,443,004

Net investment income (loss)	251,825	575,864	954,731	1,443,004

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	1,199,775
Net realized gains (losses)	70,365	48,217	146,621	269,042

Realized gains (losses)	70,365	48,217	146,621	1,468,817
Unrealized appreciation (depreciation) during the period	258,213	297,184	2,247,545	(1,694,105)

Net increase (decrease) in assets from operations	580,403	921,265	3,348,897	1,217,716

Changes from principal transactions:
Transfer of net premiums	1,924,534	1,996,896	4,907,137	3,789,468
Transfer on terminations	(1,087,482)	(1,095,276)	(3,965,111)	(2,452,171)
Transfer on policy loans	(75,428)	(60,604)	(274,470)	(157,057)
Net interfund transfers	491,372	616,694	11,347,668	1,744,129

Net increase (decrease) in assets from principal transactions	1,252,996	1,457,710	12,015,224	2,924,369

Total increase (decrease) in assets	1,833,399	2,378,975	15,364,121	4,142,085

Assets, beginning of period	13,780,224	11,401,249	34,643,403	30,501,318

Assets, end of period	$15,613,623	$13,780,224	$50,007,524	$34,643,403

See accompanying notes.

64

Sub-Account
Total Return Trust Series 1		Total Stock Market Index Trust Series 0		Total Stock Market Index Trust Series 1
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$573,108	$1,295,707	$118,635	$75,655	$82,610	$73,816

573,108	1,295,707	118,635	75,655	82,610	73,816

—	1,127,993	19,452	—	14,765	—
571,823	117,169	258,996	83,877	26,176	(178)

571,823	1,245,162	278,448	83,877	40,941	(178)
1,248,421	(1,436,613)	554,311	(134,906)	738,449	(61,990)

2,393,352	1,104,256	951,394	24,626	862,000	11,648

966,754	1,073,412	982,841	569,783	316,376	309,847
(3,295,821)	(3,739,065)	(504,752)	(520,729)	(1,396,629)	(572,025)
(200,020)	(14,576)	(65,292)	(27,487)	(78,261)	(10,179)
(2,448,197)	3,075,293	867,485	606,419	(712,360)	(210,657)

(4,977,284)	395,064	1,280,282	627,986	(1,870,874)	(483,014)

(2,583,932)	1,499,320	2,231,676	652,612	(1,008,874)	(471,366)

29,806,795	28,307,475	5,769,088	5,116,476	5,751,039	6,222,405

$27,222,863	$29,806,795	$8,000,764	$5,769,088	$4,742,165	$5,751,039

65

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Ultra Short Term Bond Trust Series 0		Ultra Short Term Bond Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$19,278	$16,051	$5,884	$2,472

Net investment income (loss)	19,278	16,051	5,884	2,472

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(6,411)	(702)	(2,069)	(247)

Realized gains (losses)	(6,411)	(702)	(2,069)	(247)
Unrealized appreciation (depreciation) during the period	(4,454)	(16,457)	(2,967)	(2,260)

Net increase (decrease) in assets from operations	8,413	(1,108)	848	(35)

Changes from principal transactions:
Transfer of net premiums	476,998	302,555	2,971	—
Transfer on terminations	(112,790)	(40,090)	(140,117)	(16,834)
Transfer on policy loans	(23,659)	(5,311)	(1,776)	(8,569)
Net interfund transfers	61,776	990,668	436,593	200,204

Net increase (decrease) in assets from principal transactions	402,325	1,247,822	297,671	174,801

Total increase (decrease) in assets	410,738	1,246,714	298,519	174,766

Assets, beginning of period	1,250,286	3,572	204,864	30,098

Assets, end of period	$1,661,024	$1,250,286	$503,383	$204,864

(i)	Reflects the period from commencement of operations on April 30, 2012 through December 31, 2012.

See accompanying notes.

66

Sub-Account
U.S. Equity Trust Series 0	U.S. Equity Trust Series 1	Utilities Trust Series 0
Year Ended Dec. 31/12 (i)	Year Ended Dec. 31/12 (i)	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$58,002	$198,242	$333,278	$318,029

58,002	198,242	333,278	318,029

—	—	—	—
(24,089)	49,918	463,937	383,544

(24,089)	49,918	463,937	383,544
33,896	151,411	307,191	(206,329)

67,809	399,571	1,104,406	495,244

423,888	575,129	916,383	915,535
(304,562)	(1,174,136)	(892,609)	(717,033)
(15,287)	1,577	(100,897)	194,763
3,848,632	14,043,681	304,555	270,316

3,952,671	13,446,251	227,432	663,581

4,020,480	13,845,822	1,331,838	1,158,825

—	—	8,266,330	7,107,505

$4,020,480	$13,845,822	$9,598,168	$8,266,330

67

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Utilities Trust Series 1		Value Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$191,199	$166,222	$52,879	$54,890

Net investment income (loss)	191,199	166,222	52,879	54,890

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	249,799	425,333	417,604	266,800

Realized gains (losses)	249,799	425,333	417,604	266,800
Unrealized appreciation (depreciation) during the period	176,731	(397,046)	393,123	(325,951)

Net increase (decrease) in assets from operations	617,729	194,509	863,606	(4,261)

Changes from principal transactions:
Transfer of net premiums	185,147	166,208	556,922	512,610
Transfer on terminations	(461,909)	(378,027)	(655,765)	(344,665)
Transfer on policy loans	(15,566)	(117,280)	(106,324)	(66,707)
Net interfund transfers	503,011	230,815	1,220,802	442,232

Net increase (decrease) in assets from principal transactions	210,683	(98,284)	1,015,635	543,470

Total increase (decrease) in assets	828,412	96,225	1,879,241	539,209

Assets, beginning of period	4,293,358	4,197,133	4,587,197	4,047,988

Assets, end of period	$5,121,770	$4,293,358	$6,466,438	$4,587,197

See accompanying notes.

68

Sub-Account
Value Trust Series 1		Total
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$115,854	$155,497	$48,715,871	$53,523,358

115,854	155,497	48,715,871	53,523,358

—	—	23,900,652	7,796,819
(542,519)	(338,352)	9,983,893	5,089,935

(542,519)	(338,352)	33,884,545	12,886,754
2,729,531	343,993	231,141,245	(110,285,646)

2,302,866	161,138	313,741,661	(43,875,534)

518,582	526,280	543,309,167	510,938,835
(2,175,451)	(1,716,253)	(324,461,323)	(278,483,345)
(88,298)	111,165	(22,464,434)	(16,014,109)
(299,607)	(100,522)	(102,189,990)	(52,406,487)

(2,044,774)	(1,179,330)	94,193,420	164,034,894

258,092	(1,018,192)	407,935,081	120,159,360

13,802,820	14,821,012	2,319,563,096	2,199,403,736

$14,060,912	$13,802,820	$2,727,498,177	$2,319,563,096

69

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements

December 31, 2012

1.Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Account”) is a separate account administered and sponsored by John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the “Act”) and has 124 active investment sub-accounts that invest in shares of a particular John Hancock Variable Insurance Trust (the “Trust”), which was formerly known as the John Hancock Trust, portfolio and 5 sub-accounts that invest in shares of other outside investment trusts as of December 31, 2012. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the “Contracts”) issued by the Company.

The Company is a stock life insurance company incorporated under the laws of Michigan in 1979. The Company is an indirect wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company’s general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Each sub-account that invests in portfolios of the Trust may offer two classes of units to fund the Contracts issued by the Company. These classes, Series 1 and Series 0 represent an interest in the same Trust portfolio but in different share classes of that portfolio. Series 1 represents interests in Series 1 shares of the Trust’s portfolio and Series 0 represents interests in Series NAV shares of the Trust’s portfolio. Series 1 and Series NAV shares differ in the level of 12b-1 fees and other expenses assessed against the portfolio’s assets.

The following sub-accounts of the Account were commenced as investment options:

New Sub-Accounts	Effective Date
International Equity Index Trust B Series 1	November 5, 2012
International Growth Stock Trust	November 5, 2012
U.S. Equity Trust	April 30, 2012

70

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

The following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-accounts as follows:

Terminated	Transferred To	Effective Date
500 Index Trust Series 1	500 Index Trust B Series 0	November 5, 2012
American Blue Chip Income and Growth Trust Series 1	American Growth-Income Trust Series 1	November 5, 2012
Balanced Trust	Lifestyle Growth Trust	April 30, 2012
International Equity Index Trust A	International Equity Index Trust B	November 5, 2012
International Opportunities Trust	International Growth Stock Trust	November 5, 2012
Large Cap Trust	U.S. Equity Trust	April 30, 2012

Where a sub-account has two series, the changes noted above apply to both Series 0 and Series 1.

2.	Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company’s general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

FASB ASC Topic 820 - Fair Value Measurement and Disclosure (“ASC 820”) provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale. Assets not measured at fair value are excluded from ASC 820 note disclosure, including Policy Loans which are held to maturity and accounted for at cost.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

71

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2012.

Mutual Funds
Level 1	$2,727,498,177
Level 2	—
Level 3	—

$2,727,498,177

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

4.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account are the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The Income Taxes topic of the FASB Accounting Standard Codification establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

72

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2012, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations.

5.	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2012 were as follows:

	Purchases	Sales
Sub-accounts:
500 Index Trust B Series 0	$46,369,183	$18,414,477
500 Index Trust Series 1	5,489,810	31,286,135
Active Bond Trust Series 0	4,215,671	2,845,860
Active Bond Trust Series 1	698,324	3,141,612
All Cap Core Trust Series 0	1,913,412	1,078,085
All Cap Core Trust Series 1	229,458	1,385,224
All Cap Value Trust Series 0	2,200,936	2,053,778
All Cap Value Trust Series 1	470,290	949,867
Alpha Opportunities Trust Series 0	980,877	751,500
Alpha Opportunities Trust Series 1	233,053	59,164
American Asset Allocation Trust Series 1	5,431,981	3,263,485
American Blue Chip Income and Growth Trust Series 1	4,571,990	15,222,584
American Global Growth Trust Series 1	2,225,178	1,663,832
American Global Small Capitalization Trust Series 1	371,257	126,215
American Growth Trust Series 1	4,704,837	8,129,489
American Growth-Income Trust Series 1	18,273,243	8,723,924
American High-Income Bond Trust Series 1	2,065,560	270,168
American International Trust Series 1	5,799,288	6,341,674
American New World Trust Series 1	1,109,253	851,076
Balanced Trust Series 0	1,595,774	2,155,909
Balanced Trust Series 1	137,838	327,144
Blue Chip Growth Trust Series 0	6,466,296	3,949,416
Blue Chip Growth Trust Series 1	1,195,572	5,852,851
Bond Trust Series 0	1,547,000	562,312
Bond Trust Series 1	412,381	373,479
Capital Appreciation Trust Series 0	4,022,770	3,377,682
Capital Appreciation Trust Series 1	1,805,919	6,015,881
Capital Appreciation Value Trust Series 0	5,277,140	663,660
Capital Appreciation Value Trust Series 1	695,814	706,381
Core Allocation Plus Trust Series 0	4,140,691	761,541
Core Allocation Plus Trust Series 1	71,884	138,671
Core Bond Trust Series 0	2,877,247	848,757
Core Bond Trust Series 1	1,024,477	530,943
Core Strategy Trust Series 0	16,524,093	2,138,721
Core Strategy Trust Series 1	105,745	35,708
Disciplined Diversification Trust Series 0	4,417,398	1,245,191
Disciplined Diversification Trust Series 1	94,990	21,359
Emerging Markets Value Trust Series 0	13,091,766	6,162,802
Emerging Markets Value Trust Series 1	2,360,695	1,271,604
Equity-Income Trust Series 0	10,279,625	5,674,648
Equity-Income Trust Series 1	2,912,730	7,231,285
Financial Services Trust Series 0	715,836	874,024

73

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Financial Services Trust Series 1	$92,908	$374,165
Franklin Templeton Founding Allocation Trust Series 0	5,069,238	913,433
Franklin Templeton Founding Allocation Trust Series 1	16,143	12,245
Fundamental All Cap Core Trust Series 0	1,015,090	1,176,163
Fundamental All Cap Core Trust Series 1	25,832	160,221
Fundamental Holdings Trust Series 1	1,053,984	252,030
Fundamental Large Cap Value Trust Series 0	1,778,887	557,021
Fundamental Large Cap Value Trust Series 1	836,514	248,371
Fundamental Value Trust Series 0	1,487,268	1,346,075
Fundamental Value Trust Series 1	824,244	4,997,214
Global Bond Trust Series 0	8,428,998	6,298,033
Global Bond Trust Series 1	1,411,365	1,279,100
Global Diversification Trust Series 1	3,749,162	630,023
Global Trust Series 0	674,201	584,767
Global Trust Series 1	339,743	2,862,401
Health Sciences Trust Series 0	4,654,073	3,132,442
Health Sciences Trust Series 1	3,184,811	2,459,692
High Yield Trust Series 0	9,946,470	4,233,397
High Yield Trust Series 1	3,228,383	2,498,193
International Core Trust Series 0	1,663,272	1,969,903
International Core Trust Series 1	892,267	2,193,039
International Equity Index Trust A Series 0	1,613,503	6,200,355
International Equity Index Trust A Series 1	1,601,818	15,144,137
International Equity Index Trust B Series 0	11,047,330	3,013,086
International Equity Index Trust B Series 1	13,753,645	586,292
International Growth Stock Trust Series 0	6,029,357	170,733
International Growth Stock Trust Series 1	2,382,626	367,888
International Opportunities Trust Series 0	1,877,095	7,297,858
International Opportunities Trust Series 1	546,813	2,865,214
International Small Company Trust Series 0	1,968,879	1,432,209
International Small Company Trust Series 1	974,287	1,506,777
International Value Trust Series 0	2,969,671	1,619,706
International Value Trust Series 1	819,643	2,758,172
Investment Quality Bond Trust Series 0	3,097,151	2,671,080
Investment Quality Bond Trust Series 1	2,362,591	3,988,468
Large Cap Trust Series 0	2,190,927	6,035,095
Large Cap Trust Series 1	125,223	14,507,756
Lifestyle Aggressive Trust Series 0	26,574,229	10,682,400
Lifestyle Aggressive Trust Series 1	846,070	3,678,604
Lifestyle Balanced Trust Series 0	63,251,674	15,403,872
Lifestyle Balanced Trust Series 1	4,403,832	13,061,595
Lifestyle Conservative Trust Series 0	9,967,858	4,476,129
Lifestyle Conservative Trust Series 1	4,118,133	3,454,919
Lifestyle Growth Trust Series 0	66,733,333	23,934,944
Lifestyle Growth Trust Series 1	3,773,024	9,560,611
Lifestyle Moderate Trust Series 0	14,820,951	5,745,389
Lifestyle Moderate Trust Series 1	3,622,292	2,226,924
Mid Cap Index Trust Series 0	5,232,397	1,756,798
Mid Cap Index Trust Series 1	2,048,838	2,052,114
Mid Cap Stock Trust Series 0	3,368,800	2,614,967
Mid Cap Stock Trust Series 1	680,278	2,984,443
Mid Value Trust Series 0	4,573,418	3,071,290
Mid Value Trust Series 1	1,962,692	2,034,816

74

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Money Market Trust B Series 0	$180,081,237	$189,399,348
Money Market Trust Series 1	12,740,062	24,302,463
Natural Resources Trust Series 0	5,552,271	3,723,594
Natural Resources Trust Series 1	1,671,487	2,157,821
Real Estate Securities Trust Series 0	11,849,375	9,527,103
Real Estate Securities Trust Series 1	1,033,418	4,314,081
Real Return Bond Trust Series 0	9,980,236	5,444,550
Real Return Bond Trust Series 1	880,299	1,383,215
Science & Technology Trust Series 0	4,665,525	4,139,027
Science & Technology Trust Series 1	1,850,407	3,381,349
Short Term Government Income Trust Series 0	9,492,438	2,749,903
Short Term Government Income Trust Series 1	2,243,744	2,547,664
Small Cap Growth Trust Series 0	2,663,455	1,827,878
Small Cap Growth Trust Series 1	623,244	750,354
Small Cap Index Trust Series 0	4,774,964	1,492,620
Small Cap Index Trust Series 1	1,957,603	1,183,154
Small Cap Opportunities Trust Series 0	2,249,839	1,280,936
Small Cap Opportunities Trust Series 1	600,795	1,472,088
Small Cap Value Trust Series 0	4,236,230	3,218,815
Small Cap Value Trust Series 1	1,254,584	2,266,168
Small Company Value Trust Series 0	2,001,052	1,071,678
Small Company Value Trust Series 1	516,916	2,646,286
Smaller Company Growth Trust Series 0	877,152	765,042
Smaller Company Growth Trust Series 1	2,580,463	3,635,400
Strategic Income Opportunities Trust Series 0	6,773,657	2,625,308
Strategic Income Opportunities Trust Series 1	1,651,531	4,276,933
Total Bond Market Trust B Series 0	3,151,719	1,646,898
Total Return Trust Series 0	20,186,724	7,216,768
Total Return Trust Series 1	2,496,071	6,900,247
Total Stock Market Index Trust Series 0	2,975,814	1,557,445
Total Stock Market Index Trust Series 1	557,513	2,331,011
Ultra Short Term Bond Trust Series 0	1,041,462	619,859
Ultra Short Term Bond Trust Series 1	530,958	227,404
U.S. Equity Trust Series 0	6,201,644	2,190,971
U.S. Equity Trust Series 1	15,835,450	2,190,957
Utilities Trust Series 0	3,996,437	3,435,728
Utilities Trust Series 1	2,819,714	2,417,832
Value Trust Series 0	2,386,551	1,318,038
Value Trust Series 1	719,866	2,648,787
All Asset Portfolio	7,695,901	2,044,167
Brandes International Equity Trust	2,065,806	1,265,759
Business Opportunity Value Trust	1,372,199	975,919
Frontier Capital Appreciation Trust	2,178,529	1,585,990
Large Cap Growth Trust	2,821,014	1,146,692

	$862,673,869	$695,863,937

75

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

6.	Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHUSA has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months’ notice. Under this agreement, JHUSA pays for legal, actuarial, investment and certain other administrative services.

The majority of the investments held by the Account are invested in the Trust (Note 1).

7.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (the “Code”). Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the Account on which the Contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. JHUSA believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

8.	Subsequent Events

In accordance with the provision set forth in FASB ASC Topic 855 - Subsequent Events (“ASC 855”), management has evaluated the possibility of subsequent events existing in the Account’s financial statements through March 28, 2013 and has determined that no events have occurred that require additional disclosure.

76

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	500 Index Trust B Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	3,858,107	3,903,037	4,024,412	3,715,959	3,519,327
Units issued	2,204,386	863,156	614,357	948,103	727,341
Units redeemed	(804,876)	(908,086)	(735,732)	(639,650)	(530,709)

Units, end of period	5,257,617	3,858,107	3,903,037	4,024,412	3,715,959

Unit value, end of period $	17.83 to 28.52	15.40 to 24.63	15.12 to 24.18	21.05	16.66
Assets, end of period $	120,194,042	80,332,462	77,322,423	66,955,037	45,694,591
Investment income ratio*	1.17%	1.83%	1.82%	2.43%	2.27%
Total return, lowest to highest**	8.03% to 15.80%	1.86% to 1.87%	14.85% to 14.86%	24.08% to 31.02%	(37.19%) to (24.71%)

	Sub-Account
	500 Index Trust Series 1
	Year Ended Dec. 31/12 (y)	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	2,073,712	2,289,189	2,536,274	2,803,876	3,042,197
Units issued	124,140	133,988	246,708	455,478	295,642
Units redeemed	(2,197,852)	(349,465)	(493,793)	(723,080)	(533,963)

Units, end of period	—	2,073,712	2,289,189	2,536,274	2,803,876

Unit value, end of period $	14.30	12.55	12.36	10.78	8.58
Assets, end of period $	—	26,017,857	28,277,874	27,344,213	24,041,913
Investment income ratio*	5.30%	1.46%	1.40%	1.71%	0.71%
Total return, lowest to highest**	13.98%	1.57%	14.58%	25.74%	(37.21%)

(y)	Terminated as an investment option and funds transferred to 500 Index Trust B Series 0 on November 5, 2012.

77

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Active Bond Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	114,837	85,264	55,984	38,814	18,418
Units issued	60,054	48,258	46,880	36,991	26,834
Units redeemed	(44,820)	(18,685)	(17,600)	(19,821)	(6,438)

Units, end of period	130,071	114,837	85,264	55,984	38,814

Unit value, end of period $	66.31	60.42	57.02	50.05	40.09
Assets, end of period $	8,625,356	6,938,279	4,861,357	2,802,114	1,555,883
Investment income ratio*	4.43%	6.05%	8.80%	7.80%	6.63%
Total return, lowest to highest**	5.32% to 9.76%	5.97%	13.91%	18.30% to 24.86%	(10.55%) to (7.37%)

	Sub-Account
	Active Bond Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	507,353	532,994	602,088	671,816	786,841
Units issued	17,208	49,346	39,568	25,873	29,705
Units redeemed	(159,529)	(74,987)	(108,662)	(95,601)	(144,730)

Units, end of period	365,032	507,353	532,994	602,088	671,816

Unit value, end of period $	20.36	18.56	17.54	15.41	12.34
Assets, end of period $	7,431,200	9,414,575	9,347,485	9,274,908	8,292,245
Investment income ratio*	3.57%	5.35%	7.31%	7.22%	5.22%
Total return, lowest to highest**	9.71%	5.81%	13.84%	24.81%	(10.53%)

78

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	All Asset Portfolio
	Year Ended Dec. 31/12 (bd)	Year Ended Dec. 31/11 (bd)	Year Ended Dec. 31/10 (bd)	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,033,229	743,709	456,319	264,743	90,767
Units issued	433,920	552,711	457,119	248,679	395,395
Units redeemed	(126,839)	(263,191)	(169,729)	(57,103)	(221,419)

Units, end of period	1,340,310	1,033,229	743,709	456,319	264,743

Unit value, end of period $	15.82 to 22.34	13.80 to 19.48	13.58 to 19.16	12.05 to 17.00	9.93 to 14.01
Assets, end of period $	22,540,494	15,306,278	10,910,087	6,204,008	3,040,808
Investment income ratio*	4.81%	6.83%	7.26%	7.86%	5.51%
Total return, lowest to highest**	9.24% to 14.65%	1.66%	12.71%	14.85% to 21.32%	(17.73%) to (12.60%)

(bd) Fund is one Series. Previously presented as Series 0 and Series 1.

	Sub-Account
	All Cap Core Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	127,584	87,473	68,162	49,976	26,819
Units issued	141,238	72,726	33,702	28,853	37,805
Units redeemed	(82,307)	(32,615)	(14,391)	(10,667)	(14,648)

Units, end of period	186,515	127,584	87,473	68,162	49,976

Unit value, end of period $	13.72	11.76	11.71	10.36	8.05
Assets, end of period $	2,558,349	1,500,579	1,024,718	706,085	402,516
Investment income ratio*	1.14%	1.31%	1.25%	1.83%	2.26%
Total return, lowest to highest**	10.44% to 16.62%	0.40%	13.09%	24.46% to 33.05%	(39.60%) to (26.69%)

79

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	All Cap Core Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	410,454	451,853	505,072	564,515	643,519
Units issued	6,936	21,044	16,007	20,041	17,373
Units redeemed	(67,235)	(62,443)	(69,226)	(79,484)	(96,377)

Units, end of period	350,155	410,454	451,853	505,072	564,515

Unit value, end of period $	21.96	18.84	18.76	16.60	12.92
Assets, end of period $	7,688,001	7,731,299	8,476,649	8,382,602	7,293,346
Investment income ratio*	1.10%	1.00%	1.04%	1.60%	1.65%
Total return, lowest to highest**	16.57%	0.41%	13.03%	28.47%	(39.63%)

	Sub-Account
	All Cap Value Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	361,933	250,055	181,295	109,590	55,282
Units issued	126,735	184,088	133,609	131,254	80,202
Units redeemed	(135,215)	(72,210)	(64,849)	(59,549)	(25,894)

Units, end of period	353,453	361,933	250,055	181,295	109,590

Unit value, end of period $	15.60	14.06	14.67	12.38	9.78
Assets, end of period $	5,512,364	5,088,942	3,668,793	2,244,835	1,071,959
Investment income ratio*	0.88%	0.44%	0.54%	0.64%	1.10%
Total return, lowest to highest**	6.24% to 10.92%	(4.17%)	18.50%	22.43% to 31.77%	(28.80%) to (19.83%)

80

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	All Cap Value Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	187,116	197,162	208,555	208,134	184,657
Units issued	14,532	50,098	42,133	78,485	41,713
Units redeemed	(45,857)	(60,144)	(53,526)	(78,064)	(18,236)

Units, end of period	155,791	187,116	197,162	208,555	208,134

Unit value, end of period $	21.57	19.44	20.29	17.15	13.54
Assets, end of period $	3,360,478	3,637,680	4,001,119	3,576,033	2,818,708
Investment income ratio*	0.79%	0.33%	0.37%	0.51%	0.89%
Total return, lowest to highest**	10.95%	(4.21%)	18.35%	26.61%	(28.78%)

	Sub-Account
	Alpha Opportunities Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (d)
Units, beginning of period	67,576	44,632	4,247	—
Units issued	58,199	86,728	42,691	4,560
Units redeemed	(49,465)	(63,784)	(2,306)	(313)

Units, end of period	76,310	67,576	44,632	4,247

Unit value, end of period $	16.63	13.70	14.89	12.73
Assets, end of period $	1,268,745	925,660	664,682	54,076
Investment income ratio*	0.62%	0.23%	0.63%	0.79%
Total return, lowest to highest**	9.62% to 21.38%	(8.02%)	16.98%	26.89% to 27.31%

(d)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

81

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Alpha Opportunities Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (d)
Units, beginning of period	30,772	18,156	6,744	—
Units issued	13,044	28,373	12,089	6,780
Units redeemed	(4,100)	(15,757)	(677)	(36)

Units, end of period	39,716	30,772	18,156	6,744

Unit value, end of period $	15.73	12.96	14.11	12.07
Assets, end of period $	624,615	398,851	256,185	81,384
Investment income ratio*	0.62%	0.19%	0.52%	0.66%
Total return, lowest to highest**	21.33%	(8.14%)	16.92%	20.69%

(d) Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	American Asset Allocation Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	3,133,111	3,119,887	3,047,744	260,111	—
Units issued	437,055	334,656	473,956	3,234,430	301,470
Units redeemed	(292,443)	(321,432)	(401,813)	(446,797)	(41,359)

Units, end of period	3,277,723	3,133,111	3,119,887	3,047,744	260,111

Unit value, end of period $	11.75	10.15	10.06	8.98	7.26
Assets, end of period $	38,508,628	31,797,924	31,376,662	27,353,571	1,888,618
Investment income ratio*	1.64%	1.54%	1.68%	2.79%	7.29%
Total return, lowest to highest**	8.80% to 15.77%	0.91%	12.07%	18.28% to 25.85%	(28.47%) to (19.62%)

(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

82

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American Blue Chip Income and Growth Trust Series 1
	Year Ended Dec. 31/12 (bf)	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	835,610	817,702	661,239	610,479	465,570
Units issued	207,019	156,614	277,831	226,391	228,811
Units redeemed	(1,042,629)	(138,706)	(121,368)	(175,631)	(83,902)

Units, end of period	—	835,610	817,702	661,239	610,479

Unit value, end of period $	13.19 to 19.71	11.76 to 17.57	11.92 to 17.80	10.64	12.48 to 8.36
Assets, end of period $	—	11,156,483	11,278,170	8,411,946	6,477,340
Investment income ratio*	0.00%	1.33%	1.46%	1.70%	4.52%
Total return, lowest to highest**	5.20% to 12.16%	(1.30%) to (1.29%)	12.01% to 12.02%	25.79% to 31.48%	(36.72%) to (22.98%)

(bf) Terminated as an investment option and funds transferred to American Growth-Income Trust Series 1 on November 5, 2012.

	Sub-Account
	American Global Growth Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (ba)
Units, beginning of period	49,656	1,583	—
Units issued	215,898	52,736	1,585
Units redeemed	(160,683)	(4,663)	(2)

Units, end of period	104,871	49,656	1,583

Unit value, end of period $	11.19	9.17	10.10
Assets, end of period $	1,173,956	455,157	15,989
Investment income ratio*	0.62%	2.11%	3.26%
Total return, lowest to highest**	13.48% to 22.12%	(9.24%)	0.99%

(ba)	Reflects the period from commencement of operations on November 8, 2010 through December 31, 2010.

83

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American Global Small Capitalization Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (ba)
Units, beginning of period	32,389	5,583	—
Units issued	39,982	30,892	5,639
Units redeemed	(13,566)	(4,086)	(56)

Units, end of period	58,805	32,389	5,583

Unit value, end of period $	9.64	8.19	10.16
Assets, end of period $	566,904	265,261	56,755
Investment income ratio*	1.17%	1.54%	1.53%
Total return, lowest to highest**	9.07% to 17.71%	(19.43%)	1.64%

(ba) Reflects the period from commencement of operations on November 8, 2010 through December 31, 2010.

	Sub-Account
	American Growth Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	2,821,412	2,866,892	2,743,233	3,191,497	2,342,984
Units issued	304,482	349,027	473,855	719,046	1,671,199
Units redeemed	(485,311)	(394,507)	(350,196)	(1,167,310)	(822,686)

Units, end of period	2,640,583	2,821,412	2,866,892	2,743,233	3,191,497

Unit value, end of period $	15.11 to 22.75	12.86 to 19.36	13.48 to 20.30	11.40	12.36 to 8.21
Assets, end of period $	45,369,109	41,804,622	45,296,462	37,488,254	33,818,004
Investment income ratio*	0.40%	0.23%	0.35%	0.25%	2.13%
Total return, lowest to highest**	8.11% to 17.49%	(4.63%)	18.23% to 18.24%	25.08% to 42.05%	(44.20%) to (31.29%)

84

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American Growth-Income Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	3,279,734	3,392,135	3,559,566	1,256,460	1,040,281
Units issued	1,196,688	300,209	337,650	2,680,851	470,399
Units redeemed	(525,906)	(412,610)	(505,081)	(377,745)	(254,220)

Units, end of period	3,950,516	3,279,734	3,392,135	3,559,566	1,256,460

Unit value, end of period $	13.62 to 20.33	11.62 to 17.35	11.87 to 17.72	10.69	8.17
Assets, end of period $	66,176,491	48,915,455	52,511,665	50,592,525	12,746,026
Investment income ratio*	1.49%	1.17%	1.13%	1.53%	2.27%
Total return, lowest to highest**	10.27% to 17.16%	(2.10%) to (2.09%)	11.05% to 11.06%	23.68% to 33.69%	(38.08%) to (24.49%)

	Sub-Account
	American High-Income Bond Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (ba)
Units, beginning of period	50,527	740	—
Units issued	173,465	63,795	741
Units redeemed	(24,579)	(14,008)	(1)

Units, end of period	199,413	50,527	740

Unit value, end of period $	11.49	10.16	10.02
Assets, end of period $	2,292,033	513,447	7,414
Investment income ratio*	12.88%	14.42%	27.25%
Total return, lowest to highest**	6.30% to 13.11%	1.46%	0.15%

(ba)	Reflects the period from commencement of operations on November 8, 2010 through December 31, 2010.

85

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American International Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,950,124	1,895,266	1,690,972	1,589,088	1,335,767
Units issued	364,073	301,418	478,796	425,526	666,694
Units redeemed	(348,125)	(246,560)	(274,502)	(323,642)	(413,373)

Units, end of period	1,966,072	1,950,124	1,895,266	1,690,972	1,589,088

Unit value, end of period $	15.55 to 27.39	13.24 to 23.31	15.45 to 27.21	14.46	17.85 to 10.14
Assets, end of period $	36,419,240	31,809,781	36,912,554	31,946,083	21,999,643
Investment income ratio*	1.10%	1.39%	1.75%	1.19%	4.09%
Total return, lowest to highest**	13.22% to 17.50%	(14.34%)	6.88%	27.67% to 46.99%	(42.37%) to (26.02%)

	Sub-Account
	American New World Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (d)
Units, beginning of period	225,104	137,746	37,929	—
Units issued	74,510	150,947	164,720	186,355
Units redeemed	(59,278)	(63,589)	(64,903)	(148,426)

Units, end of period	240,336	225,104	137,746	37,929

Unit value, end of period $	15.77	13.44	15.69	13.36
Assets, end of period $	3,790,824	3,025,118	2,160,691	506,673
Investment income ratio*	0.66%	1.51%	1.58%	0.55%
Total return, lowest to highest**	12.53% to 17.37%	(14.33%)	17.43%	30.38% to 33.58%

(d)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

86

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Balanced Trust Series 0
	Year Ended Dec. 31/12 (g)	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (d)
Units, beginning of period	84,194	47,630	12,872	—
Units issued	62,426	46,727	38,835	16,728
Units redeemed	(146,619)	(10,163)	(4,077)	(3,856)

Units, end of period	1	84,194	47,630	12,872

Unit value, end of period $	14.73	13.57	13.41	11.91
Assets, end of period $	—	1,142,176	638,959	153,313
Investment income ratio*	6.19%	1.72%	1.32%	1.80%
Total return, lowest to highest**	8.57%	1.13%	12.63%	18.83% to 19.11%

(g) Terminated as an investment option and funds transferred to Lifestyle Growth Trust on April 30, 2012.
(d) Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	Balanced Trust Series 1
	Year Ended Dec. 31/12 (g)	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (a)
Units, beginning of period	19,798	16,579	—
Units issued	2,456	4,653	18,696
Units redeemed	(22,254)	(1,434)	(2,117)

Units, end of period	—	19,798	16,579

Unit value, end of period $	14.70	13.54	13.40
Assets, end of period $	—	268,048	222,218
Investment income ratio*	4.31%	1.55%	1.23%
Total return, lowest to highest**	8.61%	1.01%	12.58%

(g)	Terminated as an investment option and funds transferred to Lifestyle Growth Trust on April 30, 2012.
(a)	Fund available in prior year but no activity.

87

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Blue Chip Growth Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	229,137	179,246	140,020	88,681	40,793
Units issued	84,049	90,351	58,516	90,411	64,266
Units redeemed	(51,513)	(40,460)	(19,290)	(39,072)	(16,378)

Units, end of period	261,673	229,137	179,246	140,020	88,681

Unit value, end of period $	79.24	66.93	65.97	56.75	39.69
Assets, end of period $	20,734,237	15,335,734	11,825,120	7,945,860	3,519,833
Investment income ratio*	0.14%	0.02%	0.09%	0.19%	0.40%
Total return, lowest to highest**	5.30% to 18.39%	1.45%	16.25%	26.87% to 46.21%	(42.52%) to (28.71%)

	Sub-Account
	Blue Chip Growth Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,038,535	1,105,401	1,263,707	1,413,536	1,501,232
Units issued	37,472	134,819	52,627	177,272	157,192
Units redeemed	(185,410)	(201,685)	(210,933)	(327,101)	(244,888)

Units, end of period	890,597	1,038,535	1,105,401	1,263,707	1,413,536

Unit value, end of period $	32.58	27.54	27.15	23.37	16.36
Assets, end of period $	29,014,045	28,596,326	30,005,516	29,533,414	23,118,554
Investment income ratio*	0.09%	0.01%	0.08%	0.15%	0.32%
Total return, lowest to highest**	18.31%	1.44%	16.15%	42.90%	(42.53%)

88

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Bond Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (e)
Units, beginning of period	434,989	—
Units issued	129,858	454,794
Units redeemed	(53,531)	(19,805)

Units, end of period	511,316	434,989

Unit value, end of period $	10.72	10.08
Assets, end of period $	5,480,393	4,385,424
Investment income ratio*	3.04%	14.74%
Total return, lowest to highest**	2.99% to 6.31%	0.82%

(e)	Reflects the period from commencement of operations on October 31, 2011 through December 31, 2011.

	Sub-Account
	Bond Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (e)
Units, beginning of period	91,448	—
Units issued	36,518	105,732
Units redeemed	(36,071)	(14,284)

Units, end of period	91,895	91,448

Unit value, end of period $	10.72	10.08
Assets, end of period $	984,749	921,571
Investment income ratio*	2.79%	13.72%
Total return, lowest to highest**	6.34%	0.78%

(e)	Reflects the period from commencement of operations on October 31, 2011 through December 31, 2011.

89

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Brandes International Equity Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	175,503	126,685	78,693	36,365	36,448
Units issued	70,632	119,445	69,476	65,449	39,229
Units redeemed	(46,021)	(70,627)	(21,484)	(23,121)	(39,312)

Units, end of period	200,114	175,503	126,685	78,693	36,365

Unit value, end of period $	30.57	25.33	29.30	28.01	22.36
Assets, end of period $	6,116,796	4,445,200	3,712,040	2,204,255	813,066
Investment income ratio*	2.22%	3.70%	4.05%	3.70%	4.49%
Total return, lowest to highest**	14.03% to 20.68%	(13.56%)	4.61%	19.34% to 25.28%	(39.84%) to (24.43%)

	Sub-Account
	Business Opportunity Value Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	275,828	222,826	152,539	68,226	46,273
Units issued	89,414	101,116	106,229	127,872	71,242
Units redeemed	(66,288)	(48,114)	(35,942)	(43,559)	(49,289)

Units, end of period	298,954	275,828	222,826	152,539	68,226

Unit value, end of period $	16.20	13.81	14.41	13.18	10.58
Assets, end of period $	4,843,243	3,809,898	3,209,747	2,010,780	721,884
Investment income ratio*	0.81%	0.38%	0.70%	0.76%	0.05%
Total return, lowest to highest**	10.97% to 17.29%	(4.11%)	9.27%	19.01% to 27.24%	(34.70%) to (23.56%)

90

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Capital Appreciation Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	704,890	628,655	450,788	176,778	85,512
Units issued	251,226	230,612	290,426	323,428	116,994
Units redeemed	(212,834)	(154,377)	(112,559)	(49,418)	(25,728)

Units, end of period	743,282	704,890	628,655	450,788	176,778

Unit value, end of period $	16.13	13.90	13.88	12.41	8.72
Assets, end of period $	11,987,742	9,797,789	8,728,028	5,593,907	1,540,973
Investment income ratio*	0.21%	0.11%	0.21%	0.40%	0.73%
Total return, lowest to highest**	3.07% to 16.03%	0.11%	11.88%	28.49% to 44.66%	(37.24%) to (23.78%)

	Sub-Account
	Capital Appreciation Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,725,906	1,846,901	1,438,012	1,460,124	1,616,971
Units issued	108,588	185,521	861,047	449,806	81,782
Units redeemed	(374,874)	(306,516)	(452,158)	(471,918)	(238,629)

Units, end of period	1,459,620	1,725,906	1,846,901	1,438,012	1,460,124

Unit value, end of period $	16.44	14.18	14.17	12.67	8.90
Assets, end of period $	24,000,525	24,469,173	26,164,810	18,217,168	12,999,758
Investment income ratio*	0.15%	0.07%	0.14%	0.27%	0.45%
Total return, lowest to highest**	15.98%	0.07%	11.83%	42.28%	(37.22%)

91

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Capital Appreciation Value Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	522,903	213,041	110,102	52,433	—
Units issued	355,459	359,857	131,163	80,518	61,493
Units redeemed	(54,987)	(49,995)	(28,224)	(22,849)	(9,060)

Units, end of period	823,375	522,903	213,041	110,102	52,433

Unit value, end of period $	12.76	11.12	10.79	9.47	7.27
Assets, end of period $	10,506,029	5,813,606	2,297,647	1,042,522	381,132
Investment income ratio*	1.86%	2.16%	2.09%	2.88%	1.93%
Total return, lowest to highest**	7.74% to 14.77%	3.09%	13.91%	19.68% to 30.98%	(27.77%) to (21.81%)

(n) Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	Capital Appreciation Value Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	45,108	43,268	13,246	2,846	—
Units issued	53,681	27,639	33,774	10,974	2,863
Units redeemed	(58,818)	(25,799)	(3,752)	(574)	(17)

Units, end of period	39,971	45,108	43,268	13,246	2,846

Unit value, end of period $	12.74	11.12	10.78	9.46	7.27
Assets, end of period $	509,177	501,430	466,373	125,321	20,677
Investment income ratio*	1.51%	1.70%	1.91%	4.14%	3.07%
Total return, lowest to highest**	14.60%	3.13%	13.92%	30.21%	(27.34%)

(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

92

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Core Allocation Plus Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	710,321	440,893	219,445	24,255	—
Units issued	340,848	316,036	244,174	214,506	26,450
Units redeemed	(74,668)	(46,608)	(22,726)	(19,316)	(2,195)

Units, end of period	976,501	710,321	440,893	219,445	24,255

Unit value, end of period $	10.63	9.36	9.58	8.66	6.91
Assets, end of period $	10,378,647	6,649,180	4,222,288	1,900,818	167,531
Investment income ratio*	1.62%	1.68%	1.59%	2.82%	1.25%
Total return, lowest to highest**	7.77% to 13.53%	(2.26%)	10.57%	17.53% to 27.67%	(31.54%) to (20.17%)

(n) Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	Core Allocation Plus Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	17,352	14,598	13,918	2,603	—
Units issued	6,377	3,654	1,746	13,580	2,697
Units redeemed	(13,821)	(900)	(1,066)	(2,265)	(94)

Units, end of period	9,908	17,352	14,598	13,918	2,603

Unit value, end of period $	10.61	9.34	9.56	8.65	6.91
Assets, end of period $	105,123	162,077	139,586	120,436	17,989
Investment income ratio*	1.14%	1.40%	1.22%	2.99%	0.99%
Total return, lowest to highest**	13.59%	(2.32%)	10.50%	25.21%	(30.89%)

(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

93

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Core Bond Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	128,326	90,998	117,612	46,848	6,608
Units issued	176,749	71,283	46,008	121,385	45,229
Units redeemed	(54,974)	(33,955)	(72,622)	(50,621)	(4,989)

Units, end of period	250,101	128,326	90,998	117,612	46,848

Unit value, end of period $	15.67	14.71	13.58	12.67	11.53
Assets, end of period $	3,919,079	1,887,440	1,235,635	1,490,182	539,932
Investment income ratio*	3.31%	4.64%	2.39%	2.98%	10.35%
Total return, lowest to highest**	3.76% to 6.54%	8.32%	7.17%	5.61% to 9.93%	1.09% to 3.36%

	Sub-Account
	Core Bond Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	81,435	42,918	63,282	68,377	7,401
Units issued	48,699	57,545	46,878	174,832	65,912
Units redeemed	(27,881)	(19,028)	(67,242)	(179,927)	(4,936)

Units, end of period	102,253	81,435	42,918	63,282	68,377

Unit value, end of period $	19.53	18.35	16.94	15.82	14.39
Assets, end of period $	1,997,418	1,494,132	726,899	1,000,953	983,878
Investment income ratio*	2.82%	4.35%	2.26%	2.36%	13.33%
Total return, lowest to highest**	6.46%	8.32%	7.08%	9.94%	3.29%

94

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Core Strategy Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (au)	Year Ended Dec. 31/08 (n)
Units, beginning of period	2,112,756	1,038,991	267,144	41,806	—
Units issued	1,386,181	1,329,658	881,952	309,645	57,115
Units redeemed	(192,993)	(255,893)	(110,105)	(84,307)	(15,309)

Units, end of period	3,305,944	2,112,756	1,038,991	267,144	41,806

Unit value, end of period $	11.64	10.34	10.32	9.17	7.52
Assets, end of period $	38,470,198	21,837,429	10,719,577	2,448,586	314,295
Investment income ratio*	3.51%	3.15%	3.82%	3.85%	4.26%
Total return, lowest to highest**	7.54% to 12.58%	0.19%	12.57%	18.49% to 25.03%	(25.51%) to (17.79%)

(au) Renamed on May 4, 2009. Previously known as Index Allocation Trust.
(n) Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	Core Strategy Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (au)	Year Ended Dec. 31/08 (n)
Units, beginning of period	12,020	5,072	8,259	712	—
Units issued	9,377	7,705	1,705	22,430	728
Units redeemed	(3,236)	(757)	(4,892)	(14,883)	(16)

Units, end of period	18,161	12,020	5,072	8,259	712

Unit value, end of period $	11.61	10.32	10.30	9.16	7.52
Assets, end of period $	210,844	124,008	52,207	75,637	5,346
Investment income ratio*	3.34%	3.66%	1.64%	1.93%	4.16%
Total return, lowest to highest**	12.53%	0.20%	12.42%	21.87%	(24.84%)

(au)	Renamed on May 4, 2009. Previously known as Index Allocation Trust.
(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

95

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Disciplined Diversification Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	1,484,261	1,111,216	688,862	244,015	—
Units issued	341,257	465,775	530,046	480,724	276,790
Units redeemed	(113,850)	(92,730)	(107,692)	(35,877)	(32,775)

Units, end of period	1,711,668	1,484,261	1,111,216	688,862	244,015

Unit value, end of period $	11.51	10.21	10.42	9.19	7.22
Assets, end of period $	19,708,821	15,152,146	11,579,775	6,327,448	1,761,052
Investment income ratio*	2.59%	2.48%	2.08%	3.03%	5.06%
Total return, lowest to highest**	8.54% to 12.79%	(2.04%)	13.45%	20.12% to 29.89%	(28.63%) to (18.51%)

(n) Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	Disciplined Diversification Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	18,454	20,237	9,007	739	—
Units issued	8,174	1,498	25,890	9,951	751
Units redeemed	(1,960)	(3,281)	(14,660)	(1,683)	(12)

Units, end of period	24,668	18,454	20,237	9,007	739

Unit value, end of period $	11.49	10.19	10.41	9.18	7.21
Assets, end of period $	283,342	188,016	210,581	82,646	5,332
Investment income ratio*	2.38%	2.06%	2.68%	3.37%	3.12%
Total return, lowest to highest**	12.74%	(2.09%)	13.40%	27.22%	(27.87%)

(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

96

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Emerging Markets Value Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	777,928	645,484	206,889	88,052	34,509
Units issued	1,023,344	661,827	607,899	151,966	66,918
Units redeemed	(526,136)	(529,383)	(169,304)	(33,129)	(13,375)

Units, end of period	1,275,136	777,928	645,484	206,889	88,052

Unit value, end of period $	12.36	10.43	14.29	11.61	5.77
Assets, end of period $	15,760,516	8,114,354	9,226,107	2,402,101	507,699
Investment income ratio*	1.25%	1.65%	1.79%	0.17%	3.11%
Total return, lowest to highest**	14.09% to 18.49%	(27.02%)	23.11%	1.56% to 101.36%	(51.92%)

	Sub-Account
	Emerging Markets Value Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	490,753	533,917	505,634	386,629	70,658
Units issued	119,554	75,805	280,552	166,291	394,873
Units redeemed	(89,611)	(118,969)	(252,269)	(47,286)	(78,902)

Units, end of period	520,696	490,753	533,917	505,634	386,629

Unit value, end of period $	15.42	13.01	17.84	14.50	7.21
Assets, end of period $	8,030,584	6,385,428	9,523,826	7,331,272	2,787,213
Investment income ratio*	1.07%	1.53%	1.44%	0.09%	3.88%
Total return, lowest to highest**	18.53%	(27.06%)	23.03%	101.12%	(51.94%)

97

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Equity-Income Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,179,731	599,309	470,729	307,924	190,329
Units issued	304,550	719,081	196,081	249,024	150,275
Units redeemed	(183,876)	(138,659)	(67,501)	(86,219)	(32,680)

Units, end of period	1,300,405	1,179,731	599,309	470,729	307,924

Unit value, end of period $	32.78	27.90	28.12	24.40	19.40
Assets, end of period $	42,625,072	32,918,634	16,850,942	11,486,502	5,975,008
Investment income ratio*	2.25%	2.28%	2.25%	2.39%	3.09%
Total return, lowest to highest**	10.80% to 17.47%	(0.76%)	15.23%	24.57% to 30.76%	(35.94%) to (23.36%)

	Sub-Account
	Equity-Income Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,424,314	1,319,377	1,429,347	1,711,504	1,905,393
Units issued	67,502	295,242	97,214	239,511	128,512
Units redeemed	(233,687)	(190,305)	(207,184)	(521,668)	(322,401)

Units, end of period	1,258,129	1,424,314	1,319,377	1,429,347	1,711,504

Unit value, end of period $	32.84	27.98	28.21	24.50	19.49
Assets, end of period $	41,314,186	39,852,123	37,216,943	35,024,330	33,359,115
Investment income ratio*	2.05%	1.86%	1.90%	2.08%	2.39%
Total return, lowest to highest**	17.36%	(0.81%)	15.12%	25.72%	(35.96%)

98

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Financial Services Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	172,791	144,010	117,719	116,139	37,620
Units issued	36,069	61,746	60,283	51,387	110,768
Units redeemed	(45,747)	(32,965)	(33,992)	(49,807)	(32,249)

Units, end of period	163,113	172,791	144,010	117,719	116,139

Unit value, end of period $	20.02	16.96	18.72	16.68	11.79
Assets, end of period $	3,265,552	2,930,958	2,695,924	1,963,769	1,368,921
Investment income ratio*	0.82%	1.86%	0.40%	0.84%	1.36%
Total return, lowest to highest**	8.06% to 18.03%	(9.39%)	12.22%	25.68% to 49.06%	(44.63%) to (28.65%)

	Sub-Account
	Financial Services Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	127,969	177,237	156,871	208,617	179,750
Units issued	4,925	13,836	99,560	32,516	88,029
Units redeemed	(23,878)	(63,104)	(79,194)	(84,262)	(59,162)

Units, end of period	109,016	127,969	177,237	156,871	208,617

Unit value, end of period $	16.65	14.10	15.59	13.89	9.82
Assets, end of period $	1,814,833	1,804,676	2,762,292	2,177,974	2,048,333
Investment income ratio*	0.77%	1.49%	0.36%	0.72%	1.04%
Total return, lowest to highest**	18.05%	(9.51%)	12.26%	41.41%	(44.65%)

99

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Franklin Templeton Founding Allocation Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	855,721	603,385	332,582	120,748	—
Units issued	436,882	340,142	352,869	278,194	140,744
Units redeemed	(87,559)	(87,806)	(82,066)	(66,360)	(19,996)

Units, end of period	1,205,044	855,721	603,385	332,582	120,748

Unit value, end of period $	11.34	9.75	9.89	8.93	6.79
Assets, end of period $	13,662,404	8,339,811	5,967,519	2,970,970	820,057
Investment income ratio*	3.98%	3.61%	5.24%	6.02%	10.70%
Total return, lowest to highest**	12.32% to 16.33%	(1.45%)	10.71%	25.33% to 32.61%	(32.68%) to (21.32%)

(n) Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	Franklin Templeton Founding Allocation Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	35,091	37,086	37,337	20,051	—
Units issued	446	4,242	7,491	24,025	20,207
Units redeemed	(1,173)	(6,237)	(7,742)	(6,739)	(156)

Units, end of period	34,364	35,091	37,086	37,337	20,051

Unit value, end of period $	11.32	9.74	9.88	8.92	6.79
Assets, end of period $	389,052	341,709	366,286	333,222	136,112
Investment income ratio*	3.13%	3.02%	4.00%	4.56%	9.47%
Total return, lowest to highest**	16.26%	(1.41%)	10.66%	31.48%	(32.12%)

(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

100

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Frontier Capital Appreciation Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	110,137	67,643	40,570	17,753	11,432
Units issued	35,099	95,939	38,989	30,188	17,617
Units redeemed	(31,166)	(53,445)	(11,916)	(7,371)	(11,296)

Units, end of period	114,070	110,137	67,643	40,570	17,753

Unit value, end of period $	54.36	46.29	49.89	39.29	26.44
Assets, end of period $	6,200,875	5,098,291	3,374,937	1,593,765	469,300
Investment income ratio*	0.33%	0.00%	0.20%	0.07%	0.00%
Total return, lowest to highest**	8.43% to 17.43%	(7.22%)	27.00%	29.61% to 50.68%	(42.03%) to (33.95%)

	Sub-Account
	Fundamental All Cap Core Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (m)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (aa)
Units, beginning of period	580,415	609,508	532,399	443,600	25,873
Units issued	73,078	105,381	142,888	152,153	455,450
Units redeemed	(88,476)	(134,474)	(65,779)	(63,354)	(37,723)

Units, end of period	565,017	580,415	609,508	532,399	443,600

Unit value, end of period $	14.52	11.74	11.98	10.02	7.81
Assets, end of period $	8,202,277	6,813,735	7,303,047	5,336,237	3,463,956
Investment income ratio*	0.82%	1.08%	1.31%	1.52%	1.51%
Total return, lowest to highest**	15.03% to 23.67%	(2.02%)	19.55%	26.61% to 31.86%	(43.12%) to (28.05%)

(m)	Renamed on June 27, 2011. Previously known as Optimized All Cap Trust.
(aa)	Renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.

101

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Fundamental All Cap Core Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (m)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (aa)
Units, beginning of period	38,620	40,105	34,577	32,870	32,836
Units issued	884	49,830	13,754	12,093	9,367
Units redeemed	(7,067)	(51,315)	(8,226)	(10,386)	(9,333)

Units, end of period	32,437	38,620	40,105	34,577	32,870

Unit value, end of period $	24.46	19.80	20.22	16.91	13.19
Assets, end of period $	793,386	764,761	811,038	584,890	433,461
Investment income ratio*	0.76%	0.93%	1.26%	1.42%	0.88%
Total return, lowest to highest**	23.52%	(2.08%)	19.55%	28.27%	(43.18%)

(m) Renamed on June 27, 2011. Previously known as Optimized All Cap Trust. (aa) Renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.

	Sub-Account
	Fundamental Holdings Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (v)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (d)
Units, beginning of period	223,186	135,765	31,378	—
Units issued	70,916	102,459	110,364	36,372
Units redeemed	(17,876)	(15,038)	(5,977)	(4,994)

Units, end of period	276,226	223,186	135,765	31,378

Unit value, end of period $	14.66	13.02	13.15	11.92
Assets, end of period $	4,050,037	2,905,041	1,785,981	374,032
Investment income ratio*	1.96%	1.88%	2.76%	4.60%
Total return, lowest to highest**	7.22% to 12.65%	(1.05%)	10.36%	18.47% to 19.20%

(v)	Renamed on October 31, 2011. Previously known as American Fundamental Holdings Trust Series 1.
(d)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

102

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Fundamental Large Cap Value Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (u)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ab)
Units, beginning of period	33,523	25,427	20,267	11,689	7,128
Units issued	147,547	12,777	7,657	10,482	8,330
Units redeemed	(47,148)	(4,681)	(2,497)	(1,904)	(3,769)

Units, end of period	133,922	33,523	25,427	20,267	11,689

Unit value, end of period $	13.62	10.94	10.74	9.46	7.60
Assets, end of period $	1,823,857	366,755	272,999	191,702	88,785
Investment income ratio*	1.64%	1.22%	2.23%	2.37%	3.21%
Total return, lowest to highest**	16.71% to 24.48%	1.90%	13.51%	22.60% to 28.80%	(41.15%) to (27.37%)

(u) Renamed on June 27, 2011. Previously known as Optimized Value Trust. (ab) Renamed on April 28, 2008. Previously known as Quantitative Value Trust.

	Sub-Account
	Fundamental Large Cap Value Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (u)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ab)
Units, beginning of period	15,546	20,605	47,329	19,282	25,026
Units issued	46,115	534	2,297	31,578	2,174
Units redeemed	(13,884)	(5,593)	(29,021)	(3,531)	(7,918)

Units, end of period	47,777	15,546	20,605	47,329	19,282

Unit value, end of period $	19.36	15.56	15.29	13.47	10.82
Assets, end of period $	925,137	241,940	315,178	637,435	208,655
Investment income ratio*	1.95%	0.92%	1.63%	2.29%	2.19%
Total return, lowest to highest**	24.43%	1.75%	13.57%	24.47%	(41.20%)

(u)	Renamed on June 27, 2011. Previously known as Optimized Value Trust.
(ab)	Renamed on April 28, 2008. Previously known as Quantitative Value Trust.

103

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Fundamental Value Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	768,110	683,706	657,031	521,433	217,370
Units issued	110,555	229,019	116,064	263,000	335,263
Units redeemed	(107,057)	(144,615)	(89,389)	(127,402)	(31,200)

Units, end of period	771,608	768,110	683,706	657,031	521,433

Unit value, end of period $	13.06	11.52	11.96	10.57	8.02
Assets, end of period $	10,077,037	8,845,886	8,179,935	6,944,210	4,180,215
Investment income ratio*	1.02%	0.90%	1.24%	1.07%	1.33%
Total return, lowest to highest**	6.37% to 13.40%	(3.74%)	13.20%	24.46% to 38.50%	(39.27%) to (27.52%)

	Sub-Account
	Fundamental Value Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,792,601	1,980,954	2,292,817	2,614,431	839,619
Units issued	32,168	41,748	51,837	147,278	1,944,160
Units redeemed	(284,883)	(230,101)	(363,700)	(468,892)	(169,348)

Units, end of period	1,539,886	1,792,601	1,980,954	2,292,817	2,614,431

Unit value, end of period $	18.25	16.10	16.73	14.79	11.23
Assets, end of period $	28,109,770	28,861,080	33,146,677	33,921,686	29,351,918
Investment income ratio*	0.89%	0.80%	1.10%	0.93%	2.04%
Total return, lowest to highest**	13.38%	(3.78%)	13.10%	31.78%	(39.32%)

104

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Global Bond Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	685,131	526,082	375,186	246,235	101,209
Units issued	223,811	317,260	221,715	208,461	214,587
Units redeemed	(203,068)	(158,211)	(70,819)	(79,510)	(69,561)

Units, end of period	705,874	685,131	526,082	375,186	246,235

Unit value, end of period $	31.84	29.72	27.24	24.68	21.38
Assets, end of period $	22,476,220	20,360,771	14,332,298	9,258,209	5,264,809
Investment income ratio*	6.92%	7.13%	4.05%	12.11%	0.45%
Total return, lowest to highest**	4.53% to 7.15%	9.08%	10.40%	13.91% to 15.41%	(10.44%) to (1.77%)

	Sub-Account
	Global Bond Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	252,586	285,417	322,510	353,326	378,221
Units issued	28,789	40,000	50,441	47,286	169,048
Units redeemed	(41,637)	(72,831)	(87,534)	(78,102)	(193,943)

Units, end of period	239,738	252,586	285,417	322,510	353,326

Unit value, end of period $	31.74	29.65	27.18	24.64	21.36
Assets, end of period $	7,608,269	7,489,622	7,758,500	7,947,891	7,545,805
Investment income ratio*	6.89%	6.22%	3.42%	12.46%	0.66%
Total return, lowest to highest**	7.03%	9.08%	10.30%	15.39%	(4.48%)

105

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Global Diversification Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (w)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (d)
Units, beginning of period	548,367	344,764	52,936	—
Units issued	245,665	337,391	360,304	239,096
Units redeemed	(43,848)	(133,788)	(68,476)	(186,160)

Units, end of period	750,184	548,367	344,764	52,936

Unit value, end of period $	15.36	13.26	14.18	12.59
Assets, end of period $	11,520,829	7,269,816	4,887,651	666,617
Investment income ratio*	2.11%	2.15%	3.34%	0.90%
Total return, lowest to highest**	9.32% to 15.84%	(6.49%)	12.57%	23.51% to 25.94%

(w) Renamed on October 31, 2011. Previously known as American Global Diversification Trust Series 1. (d) Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	Global Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	301,859	262,855	232,154	169,750	126,882
Units issued	47,586	85,969	58,151	140,435	121,812
Units redeemed	(48,422)	(46,965)	(27,450)	(78,031)	(78,944)

Units, end of period	301,023	301,859	262,855	232,154	169,750

Unit value, end of period $	13.51	11.09	11.79	10.94	8.32
Assets, end of period $	4,067,091	3,347,937	3,099,757	2,539,033	1,412,211
Investment income ratio*	2.30%	2.18%	1.80%	1.86%	2.39%
Total return, lowest to highest**	18.78% to 21.82%	(5.96%)	7.82%	25.95% to 34.80%	(39.49%) to (23.39%)

106

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Global Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	349,537	371,750	428,601	509,405	580,663
Units issued	8,057	15,286	18,009	26,736	21,813
Units redeemed	(119,373)	(37,499)	(74,860)	(107,540)	(93,071)

Units, end of period	238,221	349,537	371,750	428,601	509,405

Unit value, end of period $	24.99	20.53	21.84	20.27	15.43
Assets, end of period $	5,955,195	7,176,763	8,119,788	8,687,246	7,859,543
Investment income ratio*	2.13%	2.03%	1.51%	1.64%	1.89%
Total return, lowest to highest**	21.74%	(6.00%)	7.76%	31.36%	(39.55%)

	Sub-Account
	Health Sciences Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	310,642	253,599	207,051	188,453	96,833
Units issued	163,175	141,140	113,103	124,348	135,216
Units redeemed	(121,035)	(84,097)	(66,555)	(105,750)	(43,596)

Units, end of period	352,782	310,642	253,599	207,051	188,453

Unit value, end of period $	26.99	20.45	18.48	15.96	12.11
Assets, end of period $	9,519,855	6,353,770	4,687,298	3,304,423	2,281,170
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	12.19% to 31.93%	10.66%	15.81%	29.89% to 34.30%	(29.86%) to (21.80%)

107

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Health Sciences Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	209,351	192,844	297,616	334,940	366,728
Units issued	86,611	140,060	41,742	287,026	429,784
Units redeemed	(76,033)	(123,553)	(146,514)	(324,350)	(461,572)

Units, end of period	219,929	209,351	192,844	297,616	334,940

Unit value, end of period $	34.67	26.28	23.76	20.54	15.58
Assets, end of period $	7,624,905	5,500,622	4,582,678	6,112,890	5,219,205
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	31.95%	10.57%	15.70%	31.81%	(29.90%)

	Sub-Account
	High Yield Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	752,194	594,950	377,891	174,952	73,752
Units issued	472,975	448,320	598,494	424,203	134,571
Units redeemed	(231,730)	(291,076)	(381,435)	(221,264)	(33,371)

Units, end of period	993,439	752,194	594,950	377,891	174,952

Unit value, end of period $	19.45	16.33	16.15	14.20	9.19
Assets, end of period $	19,317,690	12,285,110	9,607,893	5,365,173	1,607,698
Investment income ratio*	8.73%	9.04%	55.57%	15.77%	11.18%
Total return, lowest to highest**	9.73% to 19.07%	1.14%	13.75%	31.02% to 54.51%	(29.78%) to (24.36%)

108

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	High Yield Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	504,287	589,487	527,616	637,343	608,635
Units issued	77,926	73,417	260,290	79,853	135,737
Units redeemed	(89,713)	(158,617)	(198,419)	(189,580)	(107,029)

Units, end of period	492,500	504,287	589,487	527,616	637,343

Unit value, end of period $	29.46	24.76	24.54	21.57	13.96
Assets, end of period $	14,511,021	12,486,511	14,466,302	11,379,527	8,896,592
Investment income ratio*	8.05%	8.29%	46.27%	11.48%	10.10%
Total return, lowest to highest**	18.99%	0.89%	13.78%	54.51%	(29.52%)

	Sub-Account
	International Core Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	447,630	412,641	355,255	290,137	165,333
Units issued	116,065	106,361	115,012	121,727	156,585
Units redeemed	(150,321)	(71,372)	(57,626)	(56,609)	(31,781)

Units, end of period	413,374	447,630	412,641	355,255	290,137

Unit value, end of period $	13.77	11.96	13.22	12.05	10.16
Assets, end of period $	5,691,328	5,351,892	5,454,795	4,282,316	2,948,335
Investment income ratio*	3.14%	2.57%	2.16%	2.48%	6.58%
Total return, lowest to highest**	15.16% to 16.10%	(9.55%)	9.67%	18.62% to 22.55%	(38.58%) to (22.22%)

109

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Core Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	836,656	949,361	1,030,714	1,179,956	1,267,527
Units issued	28,680	27,244	34,465	44,296	57,825
Units redeemed	(126,046)	(139,949)	(115,818)	(193,538)	(145,396)

Units, end of period	739,290	836,656	949,361	1,030,714	1,179,956

Unit value, end of period $	18.71	16.27	17.99	16.42	13.84
Assets, end of period $	13,837,114	13,610,722	17,079,150	16,921,930	16,328,396
Investment income ratio*	2.85%	2.29%	1.89%	2.41%	5.21%
Total return, lowest to highest**	15.05%	(9.58%)	9.58%	18.64%	(38.62%)

	Sub-Account
	International Equity Index Trust A Series 0
	Year Ended Dec. 31/12 (z)	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (bb)
Units, beginning of period	470,884	420,863	—
Units issued	118,838	351,538	544,939
Units redeemed	(589,722)	(301,517)	(124,076)

Units, end of period	—	470,884	420,863

Unit value, end of period $	10.54	9.50	11.08
Assets, end of period $	—	4,474,343	4,661,679
Investment income ratio*	3.62%	3.35%	2.41%
Total return, lowest to highest**	8.74% to 10.94%	(14.21%)	10.76%

(z)	Terminated as an investment option and funds transferred to International Equity Index Trust B on November 5, 2012.
(bb)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

110

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Equity Index Trust A Series 1
	Year Ended Dec. 31/12 (z)	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	723,127	751,112	383,506	432,901	401,232
Units issued	30,413	41,006	598,641	73,467	173,638
Units redeemed	(753,540)	(68,991)	(231,035)	(122,862)	(141,969)

Units, end of period	—	723,127	751,112	383,506	432,901

Unit value, end of period $	20.15	18.18	21.19	19.11	13.87
Assets, end of period $	—	13,143,399	15,918,574	7,331,369	6,003,063
Investment income ratio*	3.22%	3.17%	2.53%	12.86%	2.15%
Total return, lowest to highest**	10.89%	(14.24%)	10.87%	37.85%	(44.54%)

(z) Terminated as an investment option and funds transferred to International Equity Index Trust B on November 5, 2012.

	Sub-Account
	International Equity Index Trust B Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	437,840	355,711	277,336	185,564	115,068
Units issued	278,031	134,781	127,757	150,828	115,371
Units redeemed	(80,242)	(52,652)	(49,382)	(59,056)	(44,875)

Units, end of period	635,629	437,840	355,711	277,336	185,564

Unit value, end of period $	41.55	35.28	41.02	36.81	26.52
Assets, end of period $	26,411,155	15,448,863	14,592,460	10,209,621	4,921,514
Investment income ratio*	1.60%	3.78%	2.87%	4.64%	3.18%
Total return, lowest to highest**	15.48% to 17.76%	(13.99%)	11.43%	27.56% to 43.56%	(44.38%) to (27.72%)

111

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

Sub-Account
International Equity Index Trust B Series 1
Year Ended Dec. 31/12 (x)
Units, beginning of period	—
Units issued	1,360,034
Units redeemed	(56,496)

Units, end of period	1,303,538

Unit value, end of period $	10.60
Assets, end of period $	13,819,585
Investment income ratio*	7.00%
Total return, lowest to highest**	6.02%

(x) Reflects the period from commencement of operations on November 5, 2012 through December 31, 2012.

Sub-Account
International Growth Stock Trust Series 0
Year Ended Dec. 31/12 (j)
Units, beginning of period	—
Units issued	598,735
Units redeemed	(17,142)

Units, end of period	581,593

Unit value, end of period $	10.41
Assets, end of period $	6,055,329
Investment income ratio*	4.25%
Total return, lowest to highest**	4.12%

(j)	Reflects the period from commencement of operations on November 5, 2012 through December 31, 2012.

112

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

Sub-Account
International Growth Stock Trust Series 1
Year Ended Dec. 31/12 (j)
Units, beginning of period	—
Units issued	236,729
Units redeemed	(35,561)

Units, end of period	201,168

Unit value, end of period $	10.41
Assets, end of period $	2,093,656
Investment income ratio*	4.09%
Total return, lowest to highest**	4.08%

(j) Reflects the period from commencement of operations on November 5, 2012 through December 31, 2012.

	Sub-Account
	International Opportunities Trust Series 0
	Year Ended Dec. 31/12 (be)	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	423,528	369,669	299,029	205,601	123,540
Units issued	135,928	157,891	155,378	181,390	137,348
Units redeemed	(559,456)	(104,032)	(84,738)	(87,962)	(55,287)

Units, end of period	—	423,528	369,669	299,029	205,601

Unit value, end of period $	13.05	12.05	14.33	12.59	9.16
Assets, end of period $	—	5,101,910	5,295,682	3,766,046	1,883,257
Investment income ratio*	2.43%	0.83%	1.67%	1.28%	1.61%
Total return, lowest to highest**	2.65% to 8.32%	(15.91%)	13.75%	21.08% to 41.09%	(50.51%) to (34.21%)

(be)	Terminated as an investment option and funds transferred to International Growth Stock Trust on November 5, 2012.

113

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Opportunities Trust Series 1
	Year Ended Dec. 31/12 (be)	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	145,067	219,210	259,264	185,087	289,267
Units issued	30,867	16,068	177,794	192,237	371,715
Units redeemed	(175,934)	(90,211)	(217,848)	(118,060)	(475,895)

Units, end of period	—	145,067	219,210	259,264	185,087

Unit value, end of period $	16.24	15.00	17.84	15.71	11.42
Assets, end of period $	—	2,176,118	3,910,999	4,072,466	2,113,584
Investment income ratio*	2.49%	0.68%	1.34%	1.16%	1.15%
Total return, lowest to highest**	8.28%	(15.92%)	13.58%	37.55%	(50.56%)

(be) Terminated as an investment option and funds transferred to International Growth Stock Trust on November 5, 2012.

	Sub-Account
	International Small Company Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ag)
Units, beginning of period	555,687	443,784	450,469	—
Units issued	171,205	254,383	169,761	464,129
Units redeemed	(128,032)	(142,480)	(176,446)	(13,660)

Units, end of period	598,860	555,687	443,784	450,469

Unit value, end of period $	12.06	10.12	12.07	9.84
Assets, end of period $	7,223,072	5,621,015	5,355,455	4,433,086
Investment income ratio*	1.42%	1.78%	2.89%	0.79%
Total return, lowest to highest**	12.82% to 19.23%	(16.18%)	22.62%	(1.59%)

(ag)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

114

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Small Company Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ag)
Units, beginning of period	581,782	659,909	942,338	—
Units issued	78,047	35,698	41,452	962,899
Units redeemed	(131,098)	(113,825)	(323,881)	(20,561)

Units, end of period	528,731	581,782	659,909	942,338

Unit value, end of period $	12.04	10.10	12.06	9.83
Assets, end of period $	6,367,247	5,878,255	7,959,249	9,263,025
Investment income ratio*	1.43%	1.60%	2.55%	0.79%
Total return, lowest to highest**	19.20%	(16.23%)	22.70%	(1.70%)

(ag) Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

	Sub-Account
	International Value Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	960,965	854,373	519,945	442,372	259,863
Units issued	210,398	222,195	413,923	197,188	281,212
Units redeemed	(129,294)	(115,603)	(79,495)	(119,615)	(98,703)

Units, end of period	1,042,069	960,965	854,373	519,945	442,372

Unit value, end of period $	13.98	11.71	13.43	12.43	9.15
Assets, end of period $	14,565,955	11,253,977	11,473,265	6,464,991	4,046,318
Investment income ratio*	2.90%	2.69%	2.45%	2.52%	4.45%
Total return, lowest to highest**	19.36% to 19.59%	(12.80%)	8.00%	26.96% to 39.98%	(42.64%) to (26.82%)

115

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Value Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	798,598	916,182	1,045,893	1,356,901	1,564,989
Units issued	22,765	35,244	67,207	48,846	40,606
Units redeemed	(139,179)	(152,828)	(196,918)	(359,854)	(248,694)

Units, end of period	682,184	798,598	916,182	1,045,893	1,356,901

Unit value, end of period $	21.70	18.18	20.86	19.32	14.23
Assets, end of period $	14,799,133	14,512,583	19,105,464	20,198,265	19,301,098
Investment income ratio*	2.68%	2.36%	1.95%	2.07%	3.45%
Total return, lowest to highest**	19.38%	(12.85%)	7.98%	35.77%	(42.66%)

	Sub-Account
	Investment Quality Bond Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	438,083	384,286	315,676	184,975	80,225
Units issued	195,414	124,820	186,751	218,176	160,301
Units redeemed	(176,689)	(71,023)	(118,141)	(87,475)	(55,551)

Units, end of period	456,808	438,083	384,286	315,676	184,975

Unit value, end of period $	15.43	14.33	13.26	12.33	10.97
Assets, end of period $	7,048,747	6,278,621	5,097,118	3,893,677	2,029,254
Investment income ratio*	2.26%	4.60%	5.66%	5.48%	8.35%
Total return, lowest to highest**	4.09% to 7.66%	8.06%	7.54%	9.70% to 12.43%	(3.10%) to 0.35%

116

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Investment Quality Bond Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	507,257	573,441	667,800	730,818	835,318
Units issued	66,811	21,292	81,173	36,042	29,684
Units redeemed	(124,906)	(87,476)	(175,532)	(99,060)	(134,184)

Units, end of period	449,162	507,257	573,441	667,800	730,818

Unit value, end of period $	32.74	30.43	28.16	26.20	23.30
Assets, end of period $	14,702,335	15,433,505	16,144,443	17,497,145	17,028,718
Investment income ratio*	1.93%	4.04%	5.00%	4.92%	6.47%
Total return, lowest to highest**	7.59%	8.07%	7.45%	12.45%	(1.67%)

	Sub-Account
	Large Cap Growth Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (av)	Year Ended Dec. 31/08
Units, beginning of period	150,868	90,544	60,107	35,483	24,122
Units issued	89,381	101,116	49,616	45,583	36,821
Units redeemed	(35,886)	(40,792)	(19,179)	(20,959)	(25,460)

Units, end of period	204,363	150,868	90,544	60,107	35,483

Unit value, end of period $	33.46	28.04	28.27	22.97	16.72
Assets, end of period $	6,838,084	4,230,941	2,559,723	1,380,753	593,204
Investment income ratio*	0.05%	0.00%	0.36%	0.65%	0.02%
Total return, lowest to highest**	7.49% to 19.31%	(0.80%)	23.06%	24.69% to 41.05%	(48.97%) to (29.61%)

(av) Renamed on November 16, 2009. Previously known as Turner Core Growth Trust.

117

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Large Cap Trust Series 0
	Year Ended Dec. 31/12 (h)	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	289,187	221,633	148,296	119,357	74,283
Units issued	175,297	272,249	94,687	139,797	61,227
Units redeemed	(464,484)	(204,695)	(21,350)	(110,858)	(16,153)

Units, end of period	—	289,187	221,633	148,296	119,357

Unit value, end of period $	13.04	11.45	11.69	10.27	7.84
Assets, end of period $	—	3,311,937	2,590,389	1,522,435	935,239
Investment income ratio*	1.85%	1.47%	1.32%	1.99%	1.95%
Total return, lowest to highest**	13.84%	(2.02%)	13.84%	26.52% to 35.15%	(39.55%) to (28.84%)

(h) Terminated as an investment option and funds transferred to U.S. Equity Trust on April 30, 2012.

	Sub-Account
	Large Cap Trust Series 1
	Year Ended Dec. 31/12 (h)	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	890,680	1,007,180	1,099,700	1,257,230	1,351,236
Units issued	3,606	50,502	49,033	78,269	29,850
Units redeemed	(894,286)	(167,002)	(141,553)	(235,799)	(123,856)

Units, end of period	—	890,680	1,007,180	1,099,700	1,257,230

Unit value, end of period $	16.25	14.27	14.58	12.81	9.79
Assets, end of period $	—	12,713,704	14,679,411	14,091,141	12,311,939
Investment income ratio*	1.58%	1.33%	1.07%	1.95%	1.42%
Total return, lowest to highest**	13.83%	(2.06%)	13.75%	30.85%	(39.52%)

(h)	Terminated as an investment option and funds transferred to U.S. Equity Trust on April 30, 2012.

118

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Aggressive Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	7,781,980	5,488,258	4,770,594	3,513,566	1,878,078
Units issued	1,833,985	2,874,073	1,404,755	1,940,204	2,218,963
Units redeemed	(783,464)	(580,351)	(687,091)	(683,176)	(583,475)

Units, end of period	8,832,501	7,781,980	5,488,258	4,770,594	3,513,566

Unit value, end of period $	14.51	12.43	13.29	11.41	8.41
Assets, end of period $	128,138,277	96,769,034	72,955,593	54,435,579	29,546,692
Investment income ratio*	1.58%	2.13%	2.16%	1.30%	2.63%
Total return, lowest to highest**	9.51% to 16.67%	(6.46%)	16.50%	26.59% to 40.08%	(42.00%) to (28.35%)

	Sub-Account
	Lifestyle Aggressive Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	744,962	817,388	938,838	1,095,292	1,045,746
Units issued	27,462	53,093	36,362	137,449	165,571
Units redeemed	(157,898)	(125,519)	(157,812)	(293,903)	(116,025)

Units, end of period	614,526	744,962	817,388	938,838	1,095,292

Unit value, end of period $	24.25	20.79	22.24	19.10	14.08
Assets, end of period $	14,900,506	15,489,973	18,178,383	17,930,628	15,423,262
Investment income ratio*	1.34%	1.67%	1.90%	0.97%	1.89%
Total return, lowest to highest**	16.61%	(6.51%)	16.45%	35.62%	(41.99%)

119

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Balanced Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	15,494,848	13,169,663	10,444,013	7,388,432	3,616,870
Units issued	3,979,331	3,565,463	4,042,323	4,136,998	4,240,191
Units redeemed	(1,083,764)	(1,240,278)	(1,316,673)	(1,081,417)	(468,629)

Units, end of period	18,390,415	15,494,848	13,169,663	10,444,013	7,388,432

Unit value, end of period $	14.93	13.34	13.25	11.85	9.06
Assets, end of period $	274,505,393	206,692,073	174,502,129	123,807,369	66,910,374
Investment income ratio*	2.56%	3.73%	3.20%	5.22%	4.71%
Total return, lowest to highest**	6.76% to 11.90%	0.67%	11.78%	21.41% to 31.35%	(31.33%) to (21.25%)

	Sub-Account
	Lifestyle Balanced Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	2,367,878	2,569,644	2,706,170	2,926,535	2,881,154
Units issued	104,726	124,353	287,179	311,933	262,253
Units redeemed	(448,480)	(326,119)	(423,705)	(532,298)	(216,872)

Units, end of period	2,024,124	2,367,878	2,569,644	2,706,170	2,926,535

Unit value, end of period $	30.05	26.86	26.70	23.89	18.27
Assets, end of period $	60,830,441	63,612,529	68,605,402	64,656,349	53,476,454
Investment income ratio*	2.18%	3.26%	2.77%	4.39%	3.34%
Total return, lowest to highest**	11.87%	0.62%	11.74%	30.75%	(31.30%)

120

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Conservative Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,582,440	1,410,659	1,106,731	590,238	200,767
Units issued	592,251	518,944	667,719	691,005	441,003
Units redeemed	(309,550)	(347,163)	(363,791)	(174,512)	(51,532)

Units, end of period	1,865,141	1,582,440	1,410,659	1,106,731	590,238

Unit value, end of period $	15.02	13.84	13.27	12.15	9.99
Assets, end of period $	28,021,387	21,900,746	18,723,583	13,445,432	5,895,568
Investment income ratio*	3.26%	4.66%	3.07%	7.08%	6.69%
Total return, lowest to highest**	4.72% to 8.55%	4.27%	9.25%	15.08% to 21.63%	(16.40%) to (10.74%)

	Sub-Account
	Lifestyle Conservative Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	213,717	255,747	242,898	353,487	305,309
Units issued	121,076	55,467	102,956	90,967	111,077
Units redeemed	(111,296)	(97,497)	(90,107)	(201,556)	(62,899)

Units, end of period	223,497	213,717	255,747	242,898	353,487

Unit value, end of period $	32.15	29.63	28.42	26.05	21.40
Assets, end of period $	7,185,696	6,332,060	7,269,913	6,327,445	7,565,598
Investment income ratio*	3.03%	4.47%	2.80%	4.64%	4.71%
Total return, lowest to highest**	8.52%	4.23%	9.12%	21.71%	(15.57%)

121

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Growth Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	23,850,938	21,196,960	18,176,732	14,810,060	8,400,013
Units issued	4,247,388	4,530,186	4,731,019	4,774,354	6,929,059
Units redeemed	(1,697,775)	(1,876,208)	(1,710,791)	(1,407,682)	(519,012)

Units, end of period	26,400,551	23,850,938	21,196,960	18,176,732	14,810,060

Unit value, end of period $	14.76	12.96	13.16	11.64	8.73
Assets, end of period $	389,618,791	309,010,166	278,953,124	211,587,068	129,311,195
Investment income ratio*	2.03%	2.98%	2.72%	3.81%	3.44%
Total return, lowest to highest**	7.98% to 13.91%	(1.55%)	13.04%	23.39% to 35.36%	(36.54%) to (24.41%)

	Sub-Account
	Lifestyle Growth Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	3,507,026	3,839,288	4,101,646	4,339,925	4,344,121
Units issued	82,157	346,932	368,891	301,296	383,567
Units redeemed	(364,193)	(679,194)	(631,249)	(539,575)	(387,763)

Units, end of period	3,224,990	3,507,026	3,839,288	4,101,646	4,339,925

Unit value, end of period $	27.57	24.21	24.60	21.77	16.33
Assets, end of period $	88,889,365	84,890,569	94,446,831	89,280,928	70,870,986
Investment income ratio*	1.82%	2.70%	2.37%	3.36%	2.59%
Total return, lowest to highest**	13.87%	(1.60%)	13.02%	33.30%	(36.60%)

122

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Moderate Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	3,199,177	2,706,077	2,057,082	1,272,272	452,621
Units issued	939,636	860,582	1,042,419	996,802	1,002,161
Units redeemed	(398,182)	(367,482)	(393,424)	(211,992)	(182,510)

Units, end of period	3,740,631	3,199,177	2,706,077	2,057,082	1,272,272

Unit value, end of period $	14.92	13.48	13.17	11.90	9.35
Assets, end of period $	55,826,164	43,126,054	35,632,464	24,470,508	11,899,730
Investment income ratio*	2.75%	4.06%	2.99%	5.89%	6.57%
Total return, lowest to highest**	5.97% to 10.70%	2.38%	10.69%	19.31% to 27.32%	(24.16%) to (16.44%)

	Sub-Account
	Lifestyle Moderate Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	504,920	558,148	596,342	503,996	557,212
Units issued	108,479	69,611	63,551	199,046	63,831
Units redeemed	(74,225)	(122,839)	(101,745)	(106,700)	(117,047)

Units, end of period	539,174	504,920	558,148	596,342	503,996

Unit value, end of period $	31.04	28.05	27.41	24.80	19.48
Assets, end of period $	16,737,908	14,163,927	15,300,796	14,787,406	9,820,583
Investment income ratio*	2.53%	3.39%	2.69%	5.03%	3.94%
Total return, lowest to highest**	10.67%	2.33%	10.55%	27.25%	(24.23%)

123

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Mid Cap Index Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	674,032	619,096	469,613	336,018	208,382
Units issued	209,125	193,042	272,620	187,893	173,965
Units redeemed	(99,214)	(138,106)	(123,137)	(54,298)	(46,329)

Units, end of period	783,943	674,032	619,096	469,613	336,018

Unit value, end of period $	18.95	16.13	16.48	13.07	9.56
Assets, end of period $	14,858,858	10,868,853	10,201,755	6,138,614	3,212,295
Investment income ratio*	1.61%	0.76%	1.23%	1.25%	1.17%
Total return, lowest to highest**	8.00% to 17.54%	(2.14%)	26.06%	29.11% to 42.62%	(36.99%) to (29.45%)

	Sub-Account
	Mid Cap Index Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	462,594	534,713	524,106	596,880	554,751
Units issued	24,948	87,910	205,040	54,640	237,287
Units redeemed	(75,499)	(160,029)	(194,433)	(127,414)	(195,158)

Units, end of period	412,043	462,594	534,713	524,106	596,880

Unit value, end of period $	28.93	24.63	25.19	20.00	14.62
Assets, end of period $	11,920,852	11,391,851	13,471,198	10,480,930	8,727,626
Investment income ratio*	1.42%	0.65%	1.10%	1.04%	0.96%
Total return, lowest to highest**	17.48%	(2.25%)	25.98%	36.76%	(36.41%)

124

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Mid Cap Stock Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	243,858	204,617	176,129	155,683	75,526
Units issued	71,144	84,936	59,109	97,837	98,969
Units redeemed	(55,225)	(45,695)	(30,621)	(77,391)	(18,812)

Units, end of period	259,777	243,858	204,617	176,129	155,683

Unit value, end of period $	49.83	40.73	44.84	36.43	27.71
Assets, end of period $	12,945,356	9,932,788	9,174,985	6,417,141	4,314,429
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	8.31% to 22.34%	(9.16%)	23.07%	29.99% to 34.85%	(43.75%) to (29.90%)

	Sub-Account
	Mid Cap Stock Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	830,931	964,493	1,080,719	1,414,125	1,205,358
Units issued	31,554	24,244	66,300	42,716	541,458
Units redeemed	(137,117)	(157,806)	(182,526)	(376,122)	(332,691)

Units, end of period	725,368	830,931	964,493	1,080,719	1,414,125

Unit value, end of period $	22.92	18.75	20.65	16.78	12.77
Assets, end of period $	16,622,221	15,580,422	19,917,386	18,132,142	18,063,397
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	22.21%	(9.20%)	23.08%	31.35%	(43.76%)

125

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Mid Value Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	424,402	385,329	330,037	103,100	37,058
Units issued	141,815	82,828	101,003	294,324	77,359
Units redeemed	(120,375)	(43,755)	(45,711)	(67,387)	(11,317)

Units, end of period	445,842	424,402	385,329	330,037	103,100

Unit value, end of period $	27.42	22.94	24.10	20.74	14.18
Assets, end of period $	12,226,168	9,735,460	9,285,003	6,846,115	1,462,138
Investment income ratio*	0.91%	0.81%	2.33%	0.76%	1.44%
Total return, lowest to highest**	12.75% to 19.54%	(4.80%)	16.16%	32.28% to 49.15%	(34.67%) to (26.96%)

	Sub-Account
	Mid Value Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (a)
Units, beginning of period	711,966	733,286	842,390	—
Units issued	59,657	74,008	94,346	997,494
Units redeemed	(121,183)	(95,328)	(203,450)	(155,104)

Units, end of period	650,440	711,966	733,286	842,390

Unit value, end of period $	17.88	14.96	15.73	13.54
Assets, end of period $	11,629,276	10,649,213	11,536,235	11,409,177
Investment income ratio*	0.84%	0.72%	2.04%	0.44%
Total return, lowest to highest**	19.53%	(4.93%)	16.15%	35.44%

(a)	Fund available in prior year but no activity.

126

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Money Market Trust B Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	6,762,554	4,901,659	5,810,901	4,387,763	2,246,082
Units issued	10,368,439	11,710,045	7,331,480	8,613,327	8,254,087
Units redeemed	(10,908,051)	(9,849,150)	(8,240,722)	(7,190,189)	(6,112,406)

Units, end of period	6,222,942	6,762,554	4,901,659	5,810,901	4,387,763

Unit value, end of period $	17.37	17.36	17.35	17.34	17.26
Assets, end of period $	108,102,058	117,420,170	85,041,010	100,766,835	75,728,956
Investment income ratio*	0.04%	0.00%	0.05%	0.45%	1.95%
Total return, lowest to highest**	0.03%	0.08%	0.03%	0.20% to 0.47%	0.40% to 2.12%

	Sub-Account
	Money Market Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	2,304,995	2,550,108	3,295,893	3,775,913	3,377,195
Units issued	516,446	1,158,251	1,283,183	1,217,363	2,755,350
Units redeemed	(985,458)	(1,403,364)	(2,028,968)	(1,697,383)	(2,356,632)

Units, end of period	1,835,983	2,304,995	2,550,108	3,295,893	3,775,913

Unit value, end of period $	24.66	24.66	24.64	24.64	24.59
Assets, end of period $	45,255,272	56,817,674	62,816,401	81,193,542	92,838,321
Investment income ratio*	0.00%	0.00%	0.00%	0.21%	1.76%
Total return, lowest to highest**	0.01%	0.07%	0.00%	0.20%	1.76%

127

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Natural Resources Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,148,145	914,247	693,218	450,456	194,978
Units issued	319,280	565,193	404,145	423,684	368,460
Units redeemed	(221,729)	(331,295)	(183,116)	(180,922)	(112,982)

Units, end of period	1,245,696	1,148,145	914,247	693,218	450,456

Unit value, end of period $	16.97	16.87	21.16	18.36	11.53
Assets, end of period $	21,135,245	19,367,591	19,343,408	12,726,294	5,193,695
Investment income ratio*	0.88%	0.57%	0.80%	1.20%	0.88%
Total return, lowest to highest**	0.58% to 7.03%	(20.27%)	15.25%	28.14% to 59.35%	(57.17%) to (41.22%)

	Sub-Account
	Natural Resources Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	205,283	229,822	252,034	278,358	356,574
Units issued	37,937	53,932	62,695	115,272	111,950
Units redeemed	(52,852)	(78,471)	(84,907)	(141,596)	(190,166)

Units, end of period	190,368	205,283	229,822	252,034	278,358

Unit value, end of period $	40.18	39.97	50.15	43.52	27.34
Assets, end of period $	7,648,895	8,205,426	11,524,890	10,969,899	7,610,932
Investment income ratio*	0.77%	0.46%	0.64%	1.02%	0.56%
Total return, lowest to highest**	0.52%	(20.29%)	15.21%	59.19%	(51.61%)

128

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Real Estate Securities Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	173,245	158,810	109,220	74,792	46,414
Units issued	115,216	103,045	74,770	52,358	47,041
Units redeemed	(95,442)	(88,610)	(25,180)	(17,930)	(18,663)

Units, end of period	193,019	173,245	158,810	109,220	74,792

Unit value, end of period $	105.48	89.90	82.05	63.50	48.75
Assets, end of period $	20,360,448	15,575,141	13,029,715	6,935,886	3,646,139
Investment income ratio*	1.92%	1.58%	2.19%	3.94%	3.74%
Total return, lowest to highest**	4.78% to 17.33%	9.58%	29.20%	30.26% to 54.31%	(44.69%) to (36.94%)

	Sub-Account
	Real Estate Securities Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	247,762	268,262	306,059	352,386	397,641
Units issued	4,856	13,420	17,567	15,848	11,831
Units redeemed	(35,952)	(33,920)	(55,364)	(62,175)	(57,086)

Units, end of period	216,666	247,762	268,262	306,059	352,386

Unit value, end of period $	126.22	107.64	98.33	76.11	58.47
Assets, end of period $	27,346,103	26,668,398	26,378,553	23,294,468	20,603,590
Investment income ratio*	1.69%	1.46%	1.85%	3.44%	3.27%
Total return, lowest to highest**	17.26%	9.46%	29.20%	30.17%	(39.42%)

129

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Real Return Bond Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	656,821	481,665	344,224	253,630	54,762
Units issued	644,054	752,607	327,163	243,275	292,990
Units redeemed	(361,395)	(577,451)	(189,722)	(152,681)	(94,122)

Units, end of period	939,480	656,821	481,665	344,224	253,630

Unit value, end of period $	15.69	14.41	12.85	11.81	9.88
Assets, end of period $	14,742,932	9,468,581	6,191,370	4,066,454	2,506,551
Investment income ratio*	1.91%	4.31%	13.19%	8.94%	0.39%
Total return, lowest to highest**	4.13% to 8.86%	12.14%	8.82%	10.55% to 19.54%	(14.76%) to (11.30%)

	Sub-Account
	Real Return Bond Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	235,438	238,989	234,387	247,930	271,912
Units issued	36,101	88,980	60,930	57,314	135,316
Units redeemed	(62,196)	(92,531)	(56,328)	(70,857)	(159,298)

Units, end of period	209,343	235,438	238,989	234,387	247,930

Unit value, end of period $	22.80	20.95	18.70	17.18	14.38
Assets, end of period $	4,772,768	4,931,108	4,468,220	4,026,751	3,565,244
Investment income ratio*	1.73%	3.93%	11.75%	8.93%	0.60%
Total return, lowest to highest**	8.86%	12.02%	8.83%	19.47%	(11.28%)

130

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Science & Technology Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	326,275	295,284	225,851	140,196	104,902
Units issued	280,284	183,129	162,298	243,495	87,308
Units redeemed	(250,423)	(152,138)	(92,865)	(157,840)	(52,014)

Units, end of period	356,136	326,275	295,284	225,851	140,196

Unit value, end of period $	16.57	14.99	16.24	13.02	7.91
Assets, end of period $	5,899,586	4,889,707	4,795,416	2,941,591	1,109,529
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	1.76% to 10.54%	(7.72%)	24.69%	35.42% to 64.57%	(44.42%) to (29.01%)

	Sub-Account
	Science & Technology Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	697,563	876,304	977,502	937,299	1,251,546
Units issued	88,371	59,104	263,233	384,297	204,574
Units redeemed	(162,404)	(237,845)	(364,431)	(344,094)	(518,821)

Units, end of period	623,530	697,563	876,304	977,502	937,299

Unit value, end of period $	20.92	18.94	20.53	16.48	10.02
Assets, end of period $	13,043,463	13,211,665	17,990,824	16,104,706	9,388,296
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	10.45%	(7.75%)	24.61%	64.48%	(44.44%)

131

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Short Term Government Income Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (bb)
Units, beginning of period	868,280	687,145	—
Units issued	880,347	377,786	956,340
Units redeemed	(260,776)	(196,651)	(269,195)

Units, end of period	1,487,851	868,280	687,145

Unit value, end of period $	10.60	10.48	10.19
Assets, end of period $	15,774,711	9,098,268	7,002,646
Investment income ratio*	1.71%	2.76%	1.64%
Total return, lowest to highest**	0.55% to 1.18%	2.83%	1.91%

(bb) Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

	Sub-Account
	Short Term Government Income Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (bb)
Units, beginning of period	907,577	993,879	—
Units issued	198,933	143,758	1,118,158
Units redeemed	(241,712)	(230,060)	(124,279)

Units, end of period	864,798	907,577	993,879

Unit value, end of period $	10.59	10.47	10.19
Assets, end of period $	9,162,037	9,500,432	10,123,515
Investment income ratio*	1.59%	2.33%	1.47%
Total return, lowest to highest**	1.21%	2.77%	1.86%

(bb)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

132

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Growth Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	434,392	405,061	339,777	240,289	42,291
Units issued	74,434	141,146	113,561	189,053	220,279
Units redeemed	(89,046)	(111,815)	(48,277)	(89,565)	(22,281)

Units, end of period	419,780	434,392	405,061	339,777	240,289

Unit value, end of period $	21.12	18.13	19.45	15.92	11.84
Assets, end of period $	8,866,957	7,874,663	7,878,235	5,410,553	2,845,595
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	4.70% to 16.53%	(6.80%)	22.14%	33.17% to 40.36%	(39.54%) to (28.06%)

	Sub-Account
	Small Cap Growth Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ae)
Units, beginning of period	124,704	102,863	95,838	83,112	—
Units issued	20,075	100,992	125,759	36,274	84,149
Units redeemed	(43,038)	(79,151)	(118,734)	(23,548)	(1,037)

Units, end of period	101,741	124,704	102,863	95,838	83,112

Unit value, end of period $	17.83	15.31	16.43	13.46	10.00
Assets, end of period $	1,814,254	1,909,333	1,690,116	1,289,932	831,231
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	16.47%	(6.81%)	22.08%	34.57%	0.01%

(ae)	Reflects the period from commencement of operations on November 10, 2008 through December 31, 2008.

133

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Index Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	516,112	449,835	345,489	222,001	157,811
Units issued	171,704	121,757	168,675	166,756	120,420
Units redeemed	(89,168)	(55,480)	(64,329)	(43,268)	(56,230)

Units, end of period	598,648	516,112	449,835	345,489	222,001

Unit value, end of period $	17.87	15.40	16.10	12.74	10.05
Assets, end of period $	10,697,360	7,946,418	7,243,059	4,400,225	2,231,463
Investment income ratio*	2.18%	1.26%	0.61%	1.15%	1.51%
Total return, lowest to highest**	10.12% to 16.06%	(4.37%)	26.43%	26.70% to 35.11%	(33.70%) to (27.53%)

	Sub-Account
	Small Cap Index Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	360,109	396,692	423,525	450,091	480,963
Units issued	27,937	18,992	82,577	46,142	56,257
Units redeemed	(56,023)	(55,575)	(109,410)	(72,708)	(87,129)

Units, end of period	332,023	360,109	396,692	423,525	450,091

Unit value, end of period $	22.43	19.32	20.24	16.01	12.65
Assets, end of period $	7,448,560	6,958,383	8,026,598	6,781,759	5,690,789
Investment income ratio*	2.03%	1.13%	0.50%	0.84%	1.33%
Total return, lowest to highest**	16.09%	(4.50%)	26.36%	26.64%	(33.71%)

134

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Opportunities Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	251,611	253,801	140,869	85,254	37,769
Units issued	177,602	113,830	177,192	88,429	61,708
Units redeemed	(99,943)	(116,020)	(64,260)	(32,814)	(14,223)

Units, end of period	329,270	251,611	253,801	140,869	85,254

Unit value, end of period $	13.52	11.57	11.94	9.21	6.87
Assets, end of period $	4,453,039	2,911,386	3,031,332	1,297,069	585,730
Investment income ratio*	0.00%	0.10%	0.00%	0.00%	3.08%
Total return, lowest to highest**	10.99% to 16.88%	(3.13%)	29.71%	27.43% to 41.34%	(42.13%) to (30.64%)

	Sub-Account
	Small Cap Opportunities Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	263,146	320,440	288,749	316,192	340,366
Units issued	24,057	93,404	175,256	116,753	34,173
Units redeemed	(56,763)	(150,698)	(143,565)	(144,196)	(58,347)

Units, end of period	230,440	263,146	320,440	288,749	316,192

Unit value, end of period $	27.50	23.54	24.31	18.74	14.00
Assets, end of period $	6,336,997	6,193,327	7,788,189	5,412,188	4,427,273
Investment income ratio*	0.00%	0.09%	0.00%	0.00%	2.40%
Total return, lowest to highest**	16.84%	(3.16%)	29.67%	33.87%	(42.13%)

135

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Value Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	282,830	233,396	174,707	112,498	60,139
Units issued	78,222	113,440	93,313	102,922	71,380
Units redeemed	(71,429)	(64,006)	(34,624)	(40,713)	(19,021)

Units, end of period	289,623	282,830	233,396	174,707	112,498

Unit value, end of period $	48.39	41.79	41.32	32.75	25.43
Assets, end of period $	14,014,213	11,820,534	9,643,799	5,722,457	2,861,205
Investment income ratio*	0.95%	0.89%	0.46%	0.81%	1.55%
Total return, lowest to highest**	10.07% to 15.78%	1.15%	26.15%	28.08% to 36.59%	(27.51%) to (21.37%)

	Sub-Account
	Small Cap Value Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	200,744	178,176	223,113	372,081	58,614
Units issued	71,651	130,294	341,592	265,246	557,416
Units redeemed	(139,292)	(107,726)	(386,529)	(414,214)	(243,949)

Units, end of period	133,103	200,744	178,176	223,113	372,081

Unit value, end of period $	17.21	14.88	14.72	11.68	9.08
Assets, end of period $	2,290,835	2,986,486	2,623,375	2,605,053	3,377,013
Investment income ratio*	0.78%	0.87%	0.27%	0.68%	1.17%
Total return, lowest to highest**	15.70%	1.04%	26.10%	28.65%	(26.07%)

136

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Company Value Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	570,060	500,674	478,695	428,632	266,337
Units issued	123,994	123,134	117,625	177,293	241,808
Units redeemed	(67,254)	(53,748)	(95,646)	(127,230)	(79,513)

Units, end of period	626,800	570,060	500,674	478,695	428,632

Unit value, end of period $	17.30	14.86	15.00	12.36	9.67
Assets, end of period $	10,844,660	8,472,818	7,512,171	5,916,635	4,144,846
Investment income ratio*	0.26%	0.65%	1.46%	0.44%	0.86%
Total return, lowest to highest**	11.42% to 16.41%	(0.94%)	21.39%	27.82% to 35.35%	(29.59%) to (27.05%)

	Sub-Account
	Small Company Value Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	600,653	678,081	868,016	983,939	1,112,314
Units issued	19,811	28,975	63,583	163,114	261,080
Units redeemed	(108,627)	(106,403)	(253,518)	(279,037)	(389,455)

Units, end of period	511,837	600,653	678,081	868,016	983,939

Unit value, end of period $	26.02	22.37	22.58	18.61	14.57
Assets, end of period $	13,314,249	13,435,366	15,309,780	16,149,546	14,337,181
Investment income ratio*	0.25%	0.55%	1.30%	0.37%	0.71%
Total return, lowest to highest**	16.30%	(0.93%)	21.36%	27.69%	(27.05%)

137

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Smaller Company Growth Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ag)
Units, beginning of period	203,836	194,920	187,347	—
Units issued	47,239	63,161	39,430	189,370
Units redeemed	(56,190)	(54,245)	(31,857)	(2,023)

Units, end of period	194,885	203,836	194,920	187,347

Unit value, end of period $	14.23	12.24	13.16	10.52
Assets, end of period $	2,772,817	2,494,407	2,566,100	1,971,295
Investment income ratio*	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	7.90% to 16.27%	(7.04%)	25.12%	5.22%

(ag) Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

	Sub-Account
	Smaller Company Growth Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ag)
Units, beginning of period	2,113,506	2,394,995	2,733,015	—
Units issued	20,222	65,108	64,521	2,799,660
Units redeemed	(266,489)	(346,597)	(402,541)	(66,645)

Units, end of period	1,867,239	2,113,506	2,394,995	2,733,015

Unit value, end of period $	14.21	12.22	13.16	10.52
Assets, end of period $	26,524,212	25,832,249	31,512,030	28,757,207
Investment income ratio*	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	16.22%	(7.10%)	25.04%	5.22%

(ag)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

138

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Strategic Income Opportunities Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (bc)	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	775,118	620,672	280,305	186,605	109,219
Units issued	343,977	282,379	415,583	146,818	103,622
Units redeemed	(158,228)	(127,933)	(75,216)	(53,118)	(26,236)

Units, end of period	960,867	775,118	620,672	280,305	186,605

Unit value, end of period $	17.55	15.54	15.22	13.13	10.36
Assets, end of period $	16,860,444	12,041,909	9,445,639	3,680,414	1,932,692
Investment income ratio*	7.42%	11.65%	14.80%	7.58%	11.96%
Total return, lowest to highest**	7.30% to 12.94%	2.08%	15.91%	18.51% to 26.78%	(10.62%) to (8.05%)

(bc) Renamed on May 3, 2010. Previously known as Strategic Income Trust.

	Sub-Account
	Strategic Income Opportunities Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (bc)	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	563,223	589,341	108,396	95,595	81,469
Units issued	36,625	81,421	538,916	36,242	26,789
Units redeemed	(184,045)	(107,539)	(57,971)	(23,441)	(12,663)

Units, end of period	415,803	563,223	589,341	108,396	95,595

Unit value, end of period $	23.68	20.98	20.56	17.74	14.01
Assets, end of period $	9,844,840	11,816,132	12,118,772	1,923,528	1,339,349
Investment income ratio*	6.76%	10.79%	25.85%	6.80%	10.96%
Total return, lowest to highest**	12.86%	2.03%	15.89%	26.64%	(8.61%)

(bc) Renamed on May 3, 2010. Previously known as Strategic Income Trust.

139

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Total Bond Market Trust B Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	628,220	559,251	433,370	206,469	135,088
Units issued	128,892	131,374	255,534	307,241	181,899
Units redeemed	(73,238)	(62,405)	(129,653)	(80,340)	(110,518)

Units, end of period	683,874	628,220	559,251	433,370	206,469

Unit value, end of period $	22.83	21.94	20.39	19.14	18.01
Assets, end of period $	15,613,623	13,780,224	11,401,249	8,296,145	3,718,773
Investment income ratio*	1.72%	4.60%	4.81%	7.91%	5.73%
Total return, lowest to highest**	2.03% to 4.08%	7.60%	6.49%	4.86% to 6.29%	3.41% to 5.79%

	Sub-Account
	Total Return Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	2,140,748	1,959,703	1,306,620	808,671	336,127
Units issued	1,128,711	833,426	1,045,361	741,672	585,903
Units redeemed	(423,260)	(652,381)	(392,278)	(243,723)	(113,359)

Units, end of period	2,846,199	2,140,748	1,959,703	1,306,620	808,671

Unit value, end of period $	17.57	16.18	15.57	14.46	12.71
Assets, end of period $	50,007,524	34,643,403	30,501,318	18,889,252	10,281,839
Investment income ratio*	2.25%	4.54%	2.59%	4.61%	5.66%
Total return, lowest to highest**	4.25% to 8.57%	3.97%	7.66%	8.24% to 13.71%	(0.76%) to 2.76%

140

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Total Return Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,105,292	1,090,753	1,241,643	1,136,708	1,124,031
Units issued	67,938	203,549	195,711	482,319	304,957
Units redeemed	(242,721)	(189,010)	(346,601)	(377,384)	(292,280)

Units, end of period	930,509	1,105,292	1,090,753	1,241,643	1,136,708

Unit value, end of period $	29.26	26.97	25.95	24.11	21.22
Assets, end of period $	27,222,863	29,806,795	28,307,475	29,934,757	24,125,362
Investment income ratio*	1.96%	4.45%	2.33%	4.21%	4.77%
Total return, lowest to highest**	8.49%	3.91%	7.64%	13.60%	2.77%

	Sub-Account
	Total Stock Market Index Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	124,390	110,680	74,005	48,055	29,310
Units issued	55,059	27,612	51,185	44,020	35,873
Units redeemed	(30,165)	(13,902)	(14,510)	(18,070)	(17,128)

Units, end of period	149,284	124,390	110,680	74,005	48,055

Unit value, end of period $	53.59	46.38	46.23	39.42	30.58
Assets, end of period $	8,000,764	5,769,088	5,116,476	2,917,588	1,469,405
Investment income ratio*	1.66%	1.40%	1.61%	1.89%	1.99%
Total return, lowest to highest**	7.92% to 15.56%	0.33%	17.26%	25.14% to 33.63%	(37.15%) to (25.73%)

141

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Total Stock Market Index Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	412,500	447,547	545,943	526,762	537,176
Units issued	30,179	32,595	47,028	127,512	58,855
Units redeemed	(148,206)	(67,642)	(145,424)	(108,331)	(69,269)

Units, end of period	294,473	412,500	447,547	545,943	526,762

Unit value, end of period $	16.10	13.94	13.90	11.86	9.21
Assets, end of period $	4,742,165	5,751,039	6,222,405	6,476,527	4,849,169
Investment income ratio*	1.44%	1.23%	1.30%	1.71%	1.63%
Total return, lowest to highest**	15.50%	0.28%	17.19%	28.86%	(37.20%)

	Sub-Account
	Ultra Short Term Bond Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (ba)
Units, beginning of period	124,986	357	—
Units issued	101,634	157,399	357
Units redeemed	(61,660)	(32,770)	—

Units, end of period	164,960	124,986	357

Unit value, end of period $	10.07	10.00	9.99
Assets, end of period $	1,661,024	1,250,286	3,572
Investment income ratio*	1.38%	3.72%	2.70%
Total return, lowest to highest**	0.17% to 0.66%	0.09%	(0.06%)

(ba)	Reflects the period from commencement of operations on November 8, 2010 through December 31, 2010.

142

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Ultra Short Term Bond Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (ba)
Units, beginning of period	20,477	3,012	—
Units issued	52,215	22,019	3,012
Units redeemed	(22,645)	(4,554)	—

Units, end of period	50,047	20,477	3,012

Unit value, end of period $	10.06	10.00	9.99
Assets, end of period $	503,383	204,864	30,098
Investment income ratio*	2.44%	3.11%	2.97%
Total return, lowest to highest**	0.54%	0.12%	(0.08%)

(ba) Reflects the period from commencement of operations on November 8, 2010 through December 31, 2010.

Sub-Account
U.S. Equity Trust Series 0
Year Ended Dec. 31/12 (i)
Units, beginning of period	—
Units issued	612,308
Units redeemed	(221,252)

Units, end of period	391,056

Unit value, end of period $	10.28
Assets, end of period $	4,020,480
Investment income ratio*	2.04%
Total return, lowest to highest**	2.81% to 6.03%

(i)	Reflects the period from commencement of operations on April 30, 2012 through December 31, 2012.

143

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

Sub-Account
U.S. Equity Trust Series 1
Year Ended Dec. 31/12 (i)
Units, beginning of period	—
Units issued	1,560,925
Units redeemed	(213,652)

Units, end of period	1,347,273

Unit value, end of period $	10.28
Assets, end of period $	13,845,822
Investment income ratio*	2.03%
Total return, lowest to highest**	2.77%

(i) Reflects the period from commencement of operations on April 30, 2012 through December 31, 2012.

	Sub-Account
	Utilities Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	427,559	392,621	272,417	199,521	96,715
Units issued	176,724	248,983	202,937	129,421	136,730
Units redeemed	(167,407)	(214,045)	(82,733)	(56,525)	(33,924)

Units, end of period	436,876	427,559	392,621	272,417	199,521

Unit value, end of period $	21.97	19.33	18.10	15.88	11.89
Assets, end of period $	9,598,168	8,266,330	7,107,505	4,325,990	2,371,852
Investment income ratio*	3.81%	3.81%	2.76%	5.39%	3.88%
Total return, lowest to highest**	10.75% to 13.63%	6.80%	14.00%	28.79% to 33.58%	(38.50%) to (21.20%)

144

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Utilities Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	177,467	185,025	282,065	254,809	369,846
Units issued	100,368	119,340	96,970	151,731	349,679
Units redeemed	(91,560)	(126,898)	(194,010)	(124,475)	(464,716)

Units, end of period	186,275	177,467	185,025	282,065	254,809

Unit value, end of period $	27.50	24.19	22.68	19.91	14.88
Assets, end of period $	5,121,770	4,293,358	4,197,133	5,616,370	3,792,853
Investment income ratio*	4.11%	3.45%	2.17%	4.48%	3.19%
Total return, lowest to highest**	13.66%	6.65%	13.92%	33.77%	(38.65%)

	Sub-Account
	Value Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	295,355	263,325	194,861	168,556	123,649
Units issued	135,714	142,842	108,328	78,215	99,852
Units redeemed	(76,721)	(110,812)	(39,864)	(51,910)	(54,945)

Units, end of period	354,348	295,355	263,325	194,861	168,556

Unit value, end of period $	18.25	15.53	15.37	12.57	8.90
Assets, end of period $	6,466,438	4,587,197	4,047,988	2,449,059	1,500,468
Investment income ratio*	0.96%	1.15%	1.20%	1.49%	1.26%
Total return, lowest to highest**	6.68% to 17.50%	1.03%	22.30%	33.21% to 45.49%	(40.84%) to (28.53%)

145

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Value Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	414,021	448,910	530,663	612,103	677,246
Units issued	16,584	18,172	22,525	28,918	25,260
Units redeemed	(71,418)	(53,061)	(104,278)	(110,358)	(90,403)

Units, end of period	359,187	414,021	448,910	530,663	612,103

Unit value, end of period $	39.15	33.34	33.02	27.01	19.14
Assets, end of period $	14,060,912	13,802,820	14,821,012	14,335,243	11,712,280
Investment income ratio*	0.80%	1.08%	0.99%	1.32%	1.08%
Total return, lowest to highest**	17.42%	0.98%	22.22%	41.18%	(40.87%)

146

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

(*)

These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.

(**)

These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio. There are no expenses of the Account that result in a direct reduction in unit values. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. When no range is given, the lowest and highest value are the same.

147

Prospectus dated April 29, 2013

for interests in

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Interests are made available under

ACCUMULATION VARIABLE UNIVERSAL LIFE

a flexible premium variable universal life insurance policy

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)

The policy provides a fixed account option with fixed rates of return declared by John Hancock USA and the following investment accounts:

500 Index B
Active Bond
All Cap Core
All Cap Value
Alpha Opportunities
American Asset Allocation
American Global Growth
American Growth
American Growth-Income
American International
American New World
Blue Chip Growth
Bond
Capital Appreciation
Capital Appreciation Value
Core Allocation Plus
Core Bond
Core Strategy
Disciplined Diversification
Emerging Markets Value
Equity-Income
Financial Services
Franklin Templeton Founding Allocation
Fundamental All Cap Core
Fundamental Holdings
Fundamental Large Cap Value
Fundamental Value
Global
Global Bond
Global Diversification
Health Sciences
High Yield
International Core
International Equity Index B
International Growth Stock
International Small Company
International Value
Investment Quality Bond
Lifestyle Aggressive
Lifestyle Balanced
Lifestyle Conservative
Lifestyle Growth
Lifestyle Moderate
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market B
Natural Resources
PIMCO VIT All Asset
Real Estate Securities
Real Return Bond
Science & Technology
Short Term Government Income
Small Cap Growth
Small Cap Index
Small Cap Opportunities
Small Cap Value
Small Company Value
Smaller Company Growth
Strategic Income Opportunities
Total Bond Market B
Total Return
Total Stock Market Index
Ultra Short Term Bond
U.S. Equity
Utilities
Value

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Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

  Starting on the next page is a Table of Contents for this prospectus.
  The section after the Table of Contents is called “Summary of Benefits and Risks.” It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.
  Behind the Summary of Benefits and Risks section is a section called “Fee Tables” that describes the fees and expenses you will pay when buying, owning and surrendering the policy.
  Behind the Fee Tables section is a section called “Detailed Information.” This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.
  Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the “SAI”) and how the SAI, audited financial statements for John Hancock USA and the Separate Account, personalized illustrations and other information can be obtained.

Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you will receive the prospectuses for the underlying funds that we make available as investment options under the policies. The funds’ prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as feeder funds, the prospectus for the corresponding master fund is also provided. If you need to obtain additional copies of any of these documents, please contact your John Hancock USA representative or contact our Service Office at the address and telephone number on the back page of this product prospectus.

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SUMMARY OF BENEFITS AND RISKS

The nature of the policy

The policy’s primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the investment accounts that you choose. The amount we pay to the policy’s beneficiary on the death of the insured person (we call this the “death benefit”) may be similarly affected. That’s why the policy is referred to as a “variable” life insurance policy. We call the investments you make in the policy “premiums” or “premium payments.” The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted in the “Detailed Information” section of this prospectus, you can make any other premium payments you wish at any time. That’s why the policy is called a “flexible premium” policy.

Summary of policy benefits

Death benefit

When the insured person dies, we will pay the death benefit minus any policy debt and unpaid fees and charges. There are two ways of calculating the death benefit (Option 1 and Option 2). You choose which one you want in the application. The two death benefit options are:

  Option 1 - The death benefit will equal the greater of (1) the Total Face Amount, or (2) the minimum death benefit (as described under “The minimum death benefit” provision in the “Detailed Information” section of this prospectus).
  Option 2 - The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, plus the policy value on the date of death , or (2) the minimum death benefit.

Surrender of the policy

You may surrender the policy in full at any time. If you do, we will pay you the policy value less any outstanding policy debt and less any surrender charge that then applies. This is called your “net cash surrender value.” You must return your policy when you request a surrender.

If you have not taken a loan on your policy, the “policy value” of your policy will, on any given date, be equal to:

  the amount you invested,
  plus any gain or minus any loss of the investment experience of the investment options you’ve chosen, minus all charges we deduct, and
  minus all withdrawals you have made.

If you take a loan on your policy, your policy value will be computed somewhat differently (see “Effects of policy loans”).

Withdrawals

After the first policy year, you may make a withdrawal of part of your surrender value. Generally, each withdrawal must be at least $500. We reserve the right to charge a fee of up to the lesser of 2% of the withdrawal amount or $25 for each withdrawal. Your policy value is automatically reduced by the amount of the withdrawal and the fee. A withdrawal may also reduce the Total Face Amount (see “Surrender and withdrawals — Withdrawals”). We reserve the right to refuse a withdrawal if it would reduce the surrender value or the Total Face Amount below certain minimum amounts.

Policy loans

If your policy is in force and has sufficient policy value, you may borrow from it at any time by completing the appropriate form. Generally, the minimum amount of each loan is $500. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the

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insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your policy value, and may also result in adverse tax consequences.

Optional supplementary benefit riders

When you apply for the policy, you can request any of the optional supplementary benefit riders that we make available. Availability of riders varies from state to state. Charges for most riders will be deducted monthly from the policy value. Some riders may not be available in combination with other riders or benefits (see “Other policy benefits, rights and limitations —  Optional supplementary benefit riders you can add”).

Investment options

The policy offers a number of investment options, as listed on page 1 of this prospectus. These investment options are subaccounts of John Hancock Life Insurance Company (U.S.A.) Separate Account A (“Separate Account”), a separate account operated by us under Michigan law. There is also a “fixed account” option that provides a fixed rate of return. The variable investment options have returns that vary depending upon the investment results of underlying portfolios. These options are referred to in this prospectus as “investment accounts.” The fixed account and the investment accounts are sometimes collectively referred to in this prospectus as the “accounts.” The investment accounts cover a broad spectrum of investment styles and strategies. Although the portfolios of the series funds that underlie those investment accounts operate like publicly traded mutual funds, there are important differences between the investment accounts and publicly traded mutual funds. You can transfer money from one investment account to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying portfolio are automatically reinvested and reflected in the portfolio’s value and create no taxable event for you. If and when policy earnings are distributed (generally as a result of a surrender or withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges, in aggregate, are significant and will reduce the investment performance of your policy.

Summary of policy risks

Lapse risk

If the net cash surrender value is insufficient to pay the charges when due and the No-Lapse Guarantee is not in effect, your policy can terminate (i.e. “lapse”). This can happen because you haven’t paid enough premium or because the investment performance of the investment accounts you’ve chosen has been poor or because of a combination of both factors. You will be given a “grace period” within which to make additional premium payments to keep the policy in effect. If lapse occurs, you may be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions (see “Lapse and reinstatement”).

Since withdrawals reduce your policy value, withdrawals increase the risk of lapse. Policy loans also increase the risk of lapse.

Investment risk

As mentioned above, the investment performance of any investment account may be good or bad. Your policy value will rise or fall based on the investment performance of the investment accounts you’ve chosen. Some investment accounts are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the underlying portfolios.

Transfer risk

There is a risk that you will not be able to transfer your policy value from one investment account to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the fixed account option are more restrictive than those that apply to transfers out of investment accounts. If you purchase the Long-Term Care Rider, while benefits are being paid under that rider you will be subject to special transfer restrictions (see “Optional supplementary benefit riders you can add”).

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Early surrender risk

There are surrender charges assessed if you surrender your policy in the first nine policy years. Surrender charges may also apply to a Face Amount decrease (see “The death benefit — Requesting a decrease in coverage”). Depending on the policy value at the time you are considering surrender, there may be little or no surrender value payable to you.

Market timing and disruptive trading risks

The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.

Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.

To discourage market timing and disruptive trading activity, we impose restrictions on transfers (see “Transfers of existing policy value”) and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges (see “How you communicate with us”). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:

(i) restricting the number of transfers made during a defined period,

(ii) restricting the dollar amount of transfers,

(iii) restricting transfers into and out of certain investment accounts,

(iv) restricting the method used to submit transfers, and

(v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.

While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.

Tax risks

Life insurance death benefits are ordinarily not subject to income tax. Other Federal and state taxes may apply as further discussed below. In general, you will be taxed on the amount of lifetime distributions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes. If you have elected the Long-Term Care Rider, please see the section of the prospectus entitled “Tax considerations” for a description of certain tax risks associated with that rider.

In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called “7 pay limit” that limits the amount of premium that can be paid in relation to the policy’s death benefit. If the limit is violated, the policy will be treated as a “modified endowment contract,” which can have adverse tax consequences.

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There are also certain Treasury Department rules referred to as the “investor control rules” that determine whether you would be treated as the “owner” of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “inside build-up” that is a major benefit of life insurance.

There is a tax risk associated with policy loans . Although no part of a loan is treated as income to you when the loan is made unless your policy is a “modified endowment contract,” surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

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FEE TABLES

This section contains the tables that describe all of the fees and expenses that you will pay when buying and owning the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. The charges shown in these tables may not be particularly relevant to your current situation. For more information, contact your John Hancock USA representative. Other entries show only the maximum charge we can assess and are labeled as such. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown in the tables.

The first table below describes the fees and expenses that you will pay at the time that you pay a premium, withdraw policy value, surrender the policy, lapse the policy or transfer policy value between investment accounts. A portion of the premium charge is used to cover state and Federal premium taxes. Premium taxes vary by jurisdiction and are subject to change. Currently, premium tax levels range from 0% to 3.5%.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum premium charge	Upon payment of premium	6% of each premium paid
Maximum withdrawal fee	Upon making a withdrawal	The lesser of 2% of the withdrawal amount or $25 (currently $0)(1)
Surrender charge(2)	Upon surrender, policy lapse or any reduction in Base Face Amount
Minimum surrender charge		$2.40 per thousand dollars of Base Face Amount
Maximum surrender charge		$95.39 per thousand dollars of Base Face Amount
Surrender charge for representative insured person		$17.09 per thousand dollars of Base Face Amount
Maximum transfer fee	Upon each transfer into or out of an investment account beyond an annual limit of not less than 12	$25 (currently $0)(1)

(1)	This charge is not currently imposed, but we reserve the right to do so in the policy.
(2)	A surrender charge is applicable for 9 policy years from the Policy Date, and is calculated as a percentage of the Surrender Charge Calculation Limit as stated in the Policy Specifications page of your policy. The percentage applied to the calculation reduces over the surrender charge period. The charges shown in the table are the amounts applied in month one in the first year of the surrender charge period. The Surrender Charge Calculation Limit varies by the sex, issue age, underwriting risk class, and death benefit option of the insured person. The maximum charge shown in the table is for a 74 year old male substandard smoker underwriting risk with death benefit Options 1 and 2, the minimum charge shown is for a 0 year old female standard non-smoker underwriting risk with death benefit Option 1, and the charge for a representative insured person is for a 45 year old male standard non-smoker underwriting risk with death benefit Option 1.

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The next two tables describe the charges and expenses that you will pay periodically during the time you own the policy . These tables do not include fees and expenses paid at the portfolio level. Except for the policy loan interest rate, all of the charges shown in the tables are deducted from your policy value. The second table is devoted only to optional supplementary rider benefits. The charges shown in these tables may not be particularly relevant to your current situation. For more information about the cost of insurance rates and other charges talk to your John Hancock representative.

Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Rate	Current Rate
Cost of insurance charge:(1)	Monthly
Minimum charge		$0.06 per $1,000 of NAR	$0.004 per $1,000 of NAR
Maximum charge		$83.33 per $1,000 of NAR	$83.33 per $1,000 of NAR
Charge for representative insured person		$0.38 per $1,000 of NAR	$0.04 per $1,000 of NAR
Face Amount charge:(2)	Monthly for 10 policy years from the Policy Date
Minimum charge		$0.03 per $1,000 of Base Face Amount	$0.03 per $1,000 of Base Face Amount
Maximum charge		$1.18 per $1,000 of Base Face Amount	$1.18 per $1,000 of Base Face Amount
Charge for representative insured person		$0.17 per $1,000 of Base Face Amount	$0.17 per $1,000 of Base Face Amount
Administrative charge(3)	Monthly	$25	$25
Asset-based risk charge(4)	Monthly	0.03% of policy value	0.00% of policy value
Maximum policy loan interest rate(5)	Accrues daily Payable annually	4.25%	4.25%

(1)	The cost of insurance charge is determined by multiplying the amount of insurance for which we are at risk (the net amount at risk or “NAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The “minimum” guaranteed rate shown in the table is the rate in the first policy year for a policy issued to cover a 10 year old female standard non-smoker underwriting risk. The minimum current rate shown in the table is the rate in the first policy year for a policy issued to a 0 year old female standard non-smoker underwriting risk. The “maximum” rate shown in the table at both guaranteed and current rates is the rate in the first policy year for a policy issued to cover a 90 year old male substandard smoker underwriting risk. This includes the so-called “extra mortality charge.” The “representative insured person” referred to in the table is a 45 year old male standard non-smoker underwriting risk with a policy in the first policy year.
(2)	This charge is determined by multiplying the Base Face Amount at issue by the applicable rate. The rates vary by the sex, age, death benefit option, and risk classification at issue of the insured person. The “minimum” rate shown in the table is for a 0 year old male standard non-smoker electing death benefit Option 1. The “maximum” rate shown in the table is for a 90 year old male standard smoker electing death benefit Option 2. The “representative insured person” referred to in the table is a 45 year old male standard non-smoker electing death benefit Option 1.
(3)	The monthly administrative charge in policy year 1 is $25. The monthly charge thereafter is $10.
(4)	This charge only applies to that portion of policy value held in the investment accounts. The charge determined does not apply to any fixed account.
(5)	4.25% is the maximum effective annual interest rate we can charge and applies only during policy years 1-10. The effective annual interest rate is 3.0% thereafter (although we reserve the right to increase the rate after the tenth policy year to as much as 3.25%). The amount of any loan is transferred from the accounts to a special loan account which earns interest at an effective annual rate of 3.0%. Therefore, the cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

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Rider Charges
Charge	When Charge is Deducted	Amount Deducted
Disability Payment of Specified Premium Rider:(1)	Monthly
Minimum charge		$16.57 per $1,000 of Specified Premium
Maximum charge		$198.67 per $1,000 of Specified Premium
Charge for representative insured person		$51.66 per $1,000 of Specified Premium
Long-Term Care Rider:(2)	Monthly
Minimum charge		$0.01 per $1,000 of NAR
Maximum charge		$1.80 per $1,000 of NAR
Charge for representative insured person		$0.08 per $1,000 of NAR
Return of Premium Death Benefit Rider:(3)	Monthly
Minimum charge		$0.006 per $1,000 of NAR
Maximum charge		$83.33 per $1,000 of NAR
Charge for representative insured person		$0.38 per $1,000 of NAR
Cash Value Enhancement Rider	Upon policy issue	$500.00
Overloan Protection Rider:(4)	At exercise of benefit
Minimum charge		0.04%
Maximum charge		8.00%
Change of Life Insured Rider	At exercise of benefit	$250.00
Long-Term Care Continuation Rider:(5)	Monthly
Minimum charge		$2.12 per $1,000 of LTC Continuation Maximum Monthly Benefit Amount
Maximum charge		$130.37 per $1,000 of LTC Continuation Maximum Monthly Benefit Amount
Charge for representative insured person		$7.29 per $1,000 of LTC Continuation Maximum Monthly Benefit Amount
Accelerated Benefit Rider	At exercise of benefit	$150.00(6)

(1)The charge for this rider is determined by multiplying the Specified Premium by the applicable rate. The Specified Premium is stated in the Policy Specifications page of your policy. The rates vary by the sex, issue age and the disability insurance risk characteristics of the insured person. The “minimum” rate shown in the table is for a 20 year old male standard non-smoker underwriting risk. The “maximum” rate shown in the table is for a 54 year old female substandard smoker underwriting risk. The “representative insured person” referred to in the table is a 45 year old male standard non-smoker underwriting risk.

(2)The charge for this rider is determined by multiplying the net amount of insurance for which we are at risk (the net amount at risk or “NAR”) by the applicable rate. The rates vary by the long-term care insurance risk characteristics of the insured person and the rider benefit level selected. The “minimum” rate shown in the table is for a 20 year old female super preferred non-smoker underwriting risk with a 1% Monthly Acceleration Percentage. The Monthly Acceleration Percentage is stated in the Policy Specifications page of your policy. The “maximum” rate shown in the table is for an 80 year old male substandard smoker underwriting risk with a 4% Monthly Acceleration Percentage. The “representative insured person” referred to in the table is a 45 year old male standard non-smoker underwriting risk with a 4% Monthly Acceleration Percentage.

(3)The Return of Premium Death Benefit Rider charge is determined by multiplying the amount of insurance for which we are at risk (the net amount at risk or “NAR”) by the applicable rate. The rates vary depending upon the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The “minimum” rate shown in the table is the rate in the first policy year for a policy issued to cover a 0 year old female standard non-smoker underwriting risk. The “maximum” rate shown in the table is the rate in the first policy year for a policy issued to cover a 90 year old male substandard smoker underwriting risk. This includes the so-called “extra mortality charge.” The “representative insured person” referred to in the table is a 45 year old male standard non-smoker underwriting risk with a policy in the first policy year.

(4)The charge for this rider is determined as a percentage of unloaned account value. The rates vary by the attained age of the insured person at the time of exercise. The rates also differ according to the tax qualification test elected at issue. The guaranteed minimum rate

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for the guideline premium test is .04% (currently .04%) and the guaranteed maximum rate is 2.50% (currently 2.50%). The guaranteed minimum rate for the cash value accumulation test is .054% (currently .054%) and the guaranteed maximum rate is 8.00% (currently 8.00%). The minimum rate shown in the table is for an insured person who has reached attained age 99 and the guideline premium test has been elected. The maximum rate shown is for an insured person who has reached attained age 75 and the cash value accumulation test has been elected.

(5)The charge for this rider is determined by multiplying the LTC Continuation Maximum Monthly Benefit Amount for this rider by the applicable rate. The LTC Continuation Maximum Monthly Benefit Amount is stated in the Policy Specifications page of your policy. The rates vary by the long-term care insurance risk characteristics of the insured person and the rider benefit level selected. The “minimum” rate shown in the table is for a 20 year old female standard non-smoker underwriting risk with a 1% Monthly Acceleration Percentage. The “maximum” rate shown in the table is for a 80 year old male substandard smoker underwriting risk with a 4% Monthly Acceleration Percentage. The “representative insured person” referred to in the table is a 45 year old male standard non-smoker underwriting risk with a 4% Monthly Acceleration Percentage.

(6)This charge is not currently imposed, but we reserve the right to do so in the policy.

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please refer to the prospectus for the portfolio.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.49%	1.63%

1 Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.54%, respectively.

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DETAILED INFORMATION

This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.

Table of Investment Options and Investment Subadvisers

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the PIMCO VIT All Asset portfolio) and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolio.

The JHVIT and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International, American New World, Fundamental Holdings and Global Diversification portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World portfolios (“American Portfolios”) operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the American Portfolios of the Trust for the marketing support services it provides.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the prospectus for the underlying portfolio.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

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The portfolios available under the policies, the portfolio managers (engaged by JHIMS or PIMCO) and the investment objective for the portfolio are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective
500 Index B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	Declaration Management & Research LLC; and John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments. The portfolio seeks to invest its assets in debt securities and instruments with an average duration of between 4 to 6 years; however, there is no limit on the portfolio’s average maturity.
All Cap Core	QS Investors, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks and other equity securities within all asset classes (small, medium and large-capitalization) of those included in the Russell 3000 Index.*
All Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio primarily purchases equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued.
Alpha Opportunities	Wellington Management Company, LLP	To seek long-term total return. The portfolio employs a “multiple sleeve structure,” which means the portfolio has several components that are managed separately in different styles. The portfolio seeks to obtain its objective by combining these different component styles in a single portfolio.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term. The portfolio invests all of its assets in Class 1 shares of its master fund, the Asset Allocation Fund, a series of the American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Global Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies located around the world that the adviser believes have potential for growth.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The master fund may also invest a portion of its assets in common stocks and other securities of issuers domiciled outside the U.S.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital and income. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth-Income Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks or other securities that the master fund’s adviser believes demonstrate the potential for appreciation and/or dividends. Although the master fund focuses on investments in medium-to large-capitalization companies, the master fund’s investments are not limited to a particular capitalization size.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the International Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies domiciled outside the U.S., including companies domiciled in developing countries, that the adviser believes have the potential for growth. Although the master fund focuses on investments in medium-to large-capitalization companies, the master fund’s investments are not limited to a particular capitalization size.

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Portfolio	Portfolio Manager	Investment Objective
American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek long-term capital appreciation. The portfolio invests all of its assets in Class 1 shares of its master fund, the New World Fund, a series of the American Funds Insurance Series. The master fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that the adviser believes have potential of providing capital appreciation. The master fund may also invest in companies without regard to market capitalization, including companies with small market capitalizations.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large- and medium-sized blue chip growth companies.
Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments.
Capital Appreciation	Jennison Associates LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that, at the time of investment, that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium- to large-capitalization companies.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, bank loans (which represent an interest in amounts owed by a borrower to a syndicate of lenders), foreign securities, futures and options. The portfolio may invest up to 20% of its total assets in foreign securities.
Core Allocation Plus	Wellington Management Company, LLP	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed-income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed-income securities, which may include investment-grade and below investment-grade debt securities with maturities that range from short to longer term, and equity securities based upon the subadviser’s targeted asset mix, which may change over time. Under normal market conditions, the targeted asset mix may range between 75%-50% equity instruments and 50%-25% fixed-income instruments and will generally reflect the subadviser’s long-term, strategic asset allocation analysis.
Core Bond	Wells Capital Management, Incorporated	To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.
Core Strategy	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in other portfolios of JHVIT and other investment companies (including exchange traded funds) as well as other types of investments. The portfolio invests approximately 70% of its total assets in equity securities and underlying funds that invest primarily in equity securities, and approximately 30% of its total assets in fixed-income securities and underlying funds that invest primarily in fixed-income securities.
Disciplined Diversification	Dimensional Fund Advisors LP	To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:
Target Allocation Range of Allocation
Equity Securities: 70% 65% – 75%
Fixed-Income Securities: 30% 25% – 35%
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Portfolio	Portfolio Manager	Investment Objective
Emerging Markets Value	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the subadviser.
Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.
Financial Services	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services, and the portfolio invests primarily in common stocks of financial services companies.
Franklin Templeton Founding Allocation	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. The portfolio invests in other funds and in other investment companies, as well as other types of investments. The portfolio currently invests primarily in three underlying funds: Global Fund, Income Fund and Mutual Shares Fund.
Fundamental All Cap Core	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. Market capitalizations of these companies will span the capitalization spectrum. Equity securities include common, convertible, and preferred securities and their equivalents.
Fundamental Holdings	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies as well as other types of investments. Underlying funds may include other JHVIT funds and funds of the American Funds Insurance Series. However, the portfolio is authorized to invest without limitation in other underlying funds and in other types of investments.
Fundamental Large Cap Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in equity securities of large-capitalization companies. The portfolio considers large-capitalization companies to be those that at the time of purchase have a market capitalization equal to or greater than that of the top 80% of the companies that comprise the Russell 1000 Index.*
Fundamental Value	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.
Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.
Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed-income instruments may be denominated in foreign currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Global Diversification	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies as well as other types of investments. Underlying funds may include other JHVIT funds and funds of American Fund Insurance Series. The portfolio is authorized to invest without limitation in other underlying funds. Under normal market conditions, the portfolio intends to invest a portion of its assets in funds that invest primarily in foreign securities or in foreign securities directly.
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Portfolio	Portfolio Manager	Investment Objective
Health Sciences	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences. While the portfolio may invest in companies of any size, the majority of its assets are expected to be invested in large and medium-capitalization companies.
High Yield	Western Asset Management Company	To seek to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities. The portfolio’s investments may include corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities that have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):
Rating Agency
Moody’s: Ba through C
S&P’s: BB through D
International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S.
International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depositary Receipts or Global Depositary Receipts representing such securities.
International Growth Stock	Invesco Advisers, Inc.	To seek to achieve long-term growth of capital. The portfolio invests primarily in a diversified portfolio of international securities whose issuers are considered by the portfolio’s subadviser to have potential for earnings or revenue growth. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of any market capitalization.
International Small Company	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small capitalization companies in the particular markets in which the portfolio invests. The portfolio primarily invests in a broad and diverse group of equity securities of non-U.S. small companies of developed markets, but may also hold equity securities of companies located in emerging markets.
International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests primarily in equity securities of companies located outside the U.S., including in emerging markets.
Investment Quality Bond	Wellington Management Company, LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment-grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. Government bonds with intermediate to longer-term maturities.
Lifestyle Aggressive	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is not a consideration. The portfolio normally invests approximately 100% of its assets in underlying funds that invest primarily in equity securities.
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Portfolio	Portfolio Manager	Investment Objective
Lifestyle Balanced	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio normally invests approximately 50% of its assets in underlying funds that invest primarily in equity securities and approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities.
Lifestyle Conservative	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a high level of current income with some consideration given to growth of capital. The portfolio normally invests approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 20% in underlying funds that invest primarily in equity securities.
Lifestyle Growth	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio normally invests approximately 70% of its assets in underlying funds that invest primarily in equity securities and approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities.
Lifestyle Moderate	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio normally invests approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 40% in underlying funds that invest primarily in equity securities.
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P MidCap 400 Index* and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell Midcap Index* or the S&P MidCap 400 Index.*
Mid Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the Russell Midcap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.
Money Market B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar-denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Natural Resources	RS Investment Management Co. LLC; and Wellington Management Company, LLP	To seek long-term total return. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio is a fund of funds and normally invests substantially all of its assets in Institutional Class shares or, as applicable, Class M shares of underlying PIMCO funds.
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Portfolio	Portfolio Manager	Investment Objective
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.
Real Return Bond	Pacific Investment Management Company LLC	To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. Governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.
Science & Technology	Alliance Global Investors U.S. LLC; and T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity-linked notes and derivatives relating to common stocks, such as options on equity-linked notes.
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. Under normal market conditions, the portfolio invests at least 80% of its net assets in obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Under normal circumstances, the portfolio’s effective duration is no more than 3 years.
Small Cap Growth	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Russell 2000 Index* and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek long-term capital appreciation. Under normal market conditions, Invesco Advisers, Inc. invests at least 80% of its subadvised net assets (plus any borrowings for investment purposes) in equity securities, including convertible securities, of small-capitalization companies. Dimensional Fund Advisors LP generally invests its subadvised net assets in a broad and diverse group of common stocks of small and medium-capitalization companies traded on a U.S. national securities exchange or on the over-the-counter market that Dimensional Fund Advisors LP determines to be value stocks at the time of purchase.
Small Cap Value	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
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Portfolio	Portfolio Manager	Investment Objective
Small Company Value	T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.
Smaller Company Growth	Frontier Capital Management Company, LLC; Perimeter Capital Management; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its assets in small-capitalization equity securities.
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income. Under normal market conditions, the portfolio invests primarily in the following types of securities: non-U.S. government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities, and high-yield bonds. The portfolio may also invest in preferred stock and other types of debt securities.
Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Barclays U.S. Aggregate Bond Index** (which represents the U.S. investment-grade bond market). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities listed in the Barclays U.S. Aggregate Bond Index.
Total Return	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Wilshire 5000 Total Market Index* and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadviser believes as a group will behave in a manner similar to the index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with the maintenance of liquidity and the preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets in a diversified portfolio of domestic, investment-grade, debt securities. Debt securities may be issued by governments, companies or special purpose entities and may include notes, discount notes, bonds, debentures, commercial paper, repurchase agreements, mortgage-backed and other asset-backed securities and assignments, participations and other interests in bank loans. The portfolio may also invest in cash and cash equivalents.
U.S. Equity	Grantham, Mayo, Van Otterloo & Co. LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. To achieve the objective, the portfolio will be invested in equity investments that the subadviser believes will provide higher returns than the Russell 3000 Index.*
Utilities	Massachusetts Financial Services Company	To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. The subadviser considers a company to be in the utilities industry if, at the time of investment, the subadviser determines that a substantial portion (i.e., at least 50%) of the company’s assets or revenues are derived from one or more utilities.
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Portfolio	Portfolio Manager	Investment Objective
Value	Invesco Advisers, Inc.	To seek to realize an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell Midcap Value Index.*

*Wilshire 5000 Total Market Index® is a trademark of Wilshire Associates. MSCI All Country World Excluding U.S. Index is a trademark of Morgan Stanley & Co. Incorporated. Russell 1000,® Russell 2000,® Russell 3000,® Russell Midcap,® and Russell Midcap Value® are trademarks of Frank Russell Company. S&P MidCap 400,® and S&P SmallCap 600® are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indices referred to in the portfolio objectives track companies having the approximate market capitalization, as of February 28, 2013 (except as otherwise indicated), set out below:

MSCI All Country World Ex US Index — $676 million to $215.6 billion
Russell 1000 Index — minimum of $315 million
Russell 2000 Index — less than $1 million to $6.1 billion
Russell 3000 Index — less than $1 million to $414.5 billion
Russell Midcap Index — $315 million to $42 billion
Russell Midcap Value Index — $315 million to $42 billion
S&P MidCap 400 Index — $322 million to $16.2 billion
S&P SmallCap 600 Index — $4 billion
Wilshire 5000 Total Market Index — less than $1 million to $415.2 billion

**The U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-enominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS, and CMBS.

If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).

Valuation

We will purchase and redeem series fund shares for the Separate Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Separate Account. Any dividend or capital gains distributions received by the Separate Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time).

Voting interest

We will vote shares of the portfolios held in the Separate Account at the shareholder meetings according to voting instructions timely received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the policy together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold in the Separate Account for policy owners in proportion to the instructions timely received by us from policy owners from all our Separate Accounts that are registered with the SEC under the 1940 Act. We will vote all portfolio shares that we otherwise are entitled to vote (including our own shares) on any matter in proportion to the instructions timely received by us and any affiliated insurance companies with respect to the matter from policy owners in Separate Accounts of these insurance companies that are registered with the SEC under the 1940 Act. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote.

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We determine the number of a series fund’s shares held in a subaccount attributable to each owner by dividing the amount of a policy’s account value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund’s meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions. However, we may, in certain limited circumstances permitted by the SEC’s rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock USA to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to deregister the Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Description of John Hancock (USA)

We are a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Separate Account.

We are ranked and rated by independent financial rating services, which may include Moody’s, Standard & Poor’s, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of Separate Account A

The investment accounts shown on page 1 are in fact subaccounts of the John Hancock Life Insurance Company (U.S.A.) Separate Account A, a separate account operated by us under Michigan law. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Separate Account or of us.

The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of John Hancock USA’s other assets. John Hancock USA is obligated to pay all amounts promised to policy owners under the policies.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

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The fixed account

Our obligations under any fixed account are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the policy value allocated to any fixed account will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer only one fixed account — the standard fixed account. The effective annual rate we declare for the fixed account will never be less than 3%. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account, but we are under no obligation to do so.

Because of exemptive and exclusionary provisions, interests in our fixed account have not been and will not be registered under the Securities Act of 1933 (“1933 Act”) and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed account. Disclosure regarding fixed accounts, however, is subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

The death benefit

In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the “Total Face Amount.” Total Face Amount is composed of the Base Face Amount and any Supplemental Face Amount you elect. The Supplemental Face Amount you can have generally cannot exceed 400% of the Base Face Amount at the Issue Date. Thereafter, increases to the Supplemental Face Amount cannot exceed 400% of the Total Face Amount at the Issue Date. There are a number of factors you should consider in determining whether to elect coverage in the form of Base Face Amount or in the form of Supplemental Face Amount. These factors are discussed under “Base Face Amount vs. Supplemental Face Amount” below.

When the insured person dies, we will pay the death benefit minus any outstanding policy debt and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are described below.

  Option 1 - The death benefit will equal the greater of (1) the Total Face Amount, or (2) the minimum death benefit (as described below).
  Option 2 - The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, plus the policy value on the date of death , or (2) the minimum death benefit.

For the same premium payments, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1. On the other hand, the resulting cost of insurance charges (based on the higher net amount at risk) will be higher under Option 2. Because of that, the policy value will tend to be higher under Option 1 than under Option 2 for the same premium payments.

Limitations on payment of death benefit

If the insured person commits suicide within certain time periods (generally within two years from the Issue Date of the policy), the amount payable will be equal to the premiums paid, less the amount of any policy debt on the date of death, and less any withdrawals.

Also if an application misstated the age or sex of the insured person, we will adjust, if necessary, the Base Face Amount, any Supplemental Face Amount, and every other benefit to that which would have been purchased at the correct age or sex by the most recent cost of insurance charge.

Base Face Amount vs. Supplemental Face Amount

As noted above, you should consider a number of factors in determining whether to elect coverage in the form of Base Face Amount or in the form of Supplemental Face Amount.

For the same amount of premiums paid, the amount of the Face Amount charge deducted from policy value and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Supplemental

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Face Amount, rather than as Base Face Amount. On the other hand, the amount of any Supplemental Face Amount may be subject to a shorter No-Lapse Guarantee Period (see “No-lapse guarantee”). Also, after the insured person reaches age 100, the amount of any Supplemental Face Amount will be limited to the lesser of the current Supplemental Face Amount or the policy value.

If your priority is to reduce your Face Amount charges, you may wish to maximize the proportion of the Supplemental Face Amount. However, if your priority is to take advantage of the No-Lapse Guarantee feature after the second policy year or to maximize the death benefit when the insured person reaches age 100, then you may wish to maximize the proportion of the Base Face Amount.

The minimum death benefit

In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to policy value. There are two tests that can be applied under Federal tax law — the “guideline premium test” and the “cash value accumulation test.” You must elect which test you wish to have applied at issue. Once elected, the test cannot be changed without our approval.

Under the guideline premium test, we compute the minimum death benefit each business day by multiplying the policy value on that date by the death benefit factor applicable on that date. Factors for some ages are shown in the table below:

Attained Age	Applicable Factor
40 and under	250%
45	215%
50	185%
55	150%
60	130%
65	120%
70	115%
75	105%
90	105%
95 and above	100%

A table showing the factor for each age will appear in the policy.

Under the cash value accumulation test, we compute the minimum death benefit each business day by multiplying the policy value on that date by the death benefit factor applicable on that date. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

The cash value accumulation test may be preferable if you want to fund the policy so that the minimum death benefit will increase earlier than would be required under the guideline premium test, or if you want to fund the policy at the “7 pay” limit for the full seven years (see “Tax considerations”).

To the extent that the calculation of the minimum death benefit under the selected life insurance qualification test causes the death benefit to exceed our limits, we reserve the right to return premiums or distribute a portion of the policy value so that the resulting amount of insurance is maintained within our limits. Alternatively, if we should decide to accept the additional amount of insurance, we may require additional evidence of insurability.

When the insured person reaches 100

At and after the policy anniversary nearest the insured person’s 100th birthday, the following will occur:

  Any Supplemental Face Amount will be limited (see “Base Face Amount vs. Supplemental Face Amount”).
  We will stop deducting any monthly deductions.
  We will stop accepting any premium payments.
  You may no longer borrow from your policy.

Requesting an increase in coverage

After the first policy year, you may make a written request for an unscheduled increase in the Supplemental Face Amount. Generally, each such increase must be at least $50,000. Scheduled increases in any one policy year cannot exceed

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25% of the Total Face Amount at issue. You will have to provide us with evidence that the insured person qualifies for the same risk classification that applied to them at issue. Generally, any increase will be effective on the next policy anniversary following the date we approve the request. Any unscheduled increase in Total Face Amount after issue, would first require that you terminate the Disability Payment of Specified Premium, Long-Term Care and Long-Term Care Continuation Riders, you may have elected at issue.

Requesting a decrease in coverage

After the first policy year, we may approve a reduction in the Base Face Amount or the Supplemental Face Amount, but only if:

  the remaining in the Supplemental Face Amount and Base Face Amount will each be at least $100,000, and the remaining in the Supplemental Face Amount will at least equal the minimum required by the tax laws to maintain the policy’s life insurance status.

A pro-rata portion of the surrender charge will be payable upon any requested reduction in the Base Face Amount (see “Surrender charge”). An approved decrease will take effect on the monthly deduction date on or next following the date we approve the request. We reserve the right to require that the Supplemental Face Amount be fully depleted before the Base Face Amount can be reduced.

Change of death benefit option

The death benefit option may be changed after the first policy year. We reserve the right to limit a request for a change if the change would cause the policy to fail to qualify as life insurance for tax purposes. We will not allow a change in death benefit option if it would cause the Total Face Amount to decrease below $100,000.

A change in the death benefit option will result in a change in the policy’s Total Face Amount, in order to avoid any change in the amount of the death benefit.

  If it is a change from Option 1 to Option 2, the new Total Face Amount will be equal to the Total Face Amount prior to the change minus the policy value as of the date of the change. The change will take effect on the policy anniversary on or next following the date the written request for the change is received at our Service Office.
  If it is a change from Option 2 to Option 1, the new Total Face Amount will be equal to the Total Face Amount prior to the change plus the policy value as of the date of the change. Notwithstanding other policy limits, if the change from Option 2 to 1 yields a Total Face Amount that is larger than 400% of the Total Face Amount at issue, we will allow for the increase. The change will take effect on the monthly deduction date on or next following the date the written request for the change is received at our Service Office.

If you change the death benefit option, the Federal tax law test (“guideline premium test” or “cash value accumulation test”) that you elected at issue will continue to apply. Please read “The minimum death benefit” for more information about these Federal tax law tests.

Surrender charges will not apply to reductions in the value of Total Face Amount to the extent that the value being reduced had originally been attributable solely to a change in the death benefit option.

Tax consequences of coverage changes

A change in the death benefit option or Total Face Amount will often change the policy’s limits under the Federal tax law test that you elected. To avoid having the policy cease to qualify as life insurance for tax purposes, we reserve the right to (i) refuse or limit a change in the death benefit option or Total Face Amount and (ii) change the Guideline Single Premium or Guideline Level Premium, as applicable. Please read “Tax considerations” to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person’s death. You may change the beneficiary during the insured person’s lifetime. Such a change requires the consent of any named irrevocable beneficiary. A new beneficiary designation will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner’s estate.

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Ways in which we pay out policy proceeds

You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or surrender. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of the other payment options we may offer at the time. You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. Please contact our Service Office for more information.

Changing a payment option

You can change the payment option at any time before the proceeds are payable. If you haven’t made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

Premiums

Planned premiums

The Policy Specifications page of your policy will show the “Planned Premium” for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums — annually, semi-annually or quarterly. You may also choose to pay premiums by monthly electronic funds transfers. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only pay enough premium to keep the policy in force (see “Lapse and reinstatement”).

Minimum initial premium

The Minimum Initial Premium is set forth in the Policy Specifications page of your policy. After the payment of the initial premium, premiums may be paid at any time and in any amount until the insured person’s attained age 100, subject to the limitations on premium amount described below.

Maximum premium payments

Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds this limit. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements is provided under “Tax considerations.”

Large premium payments may expose us to unanticipated investment risk, and we will generally refuse to accept premiums in excess of the Maximum Annual Premium limit set forth in the Policy Specifications. In addition, in order to limit our investment risk exposure under certain market conditions, we may refuse to accept additional premium payments that are not in excess of the Maximum Annual Premium limit. This may be the case, for example, in an environment of decreasing interest rates, where we may not be able to acquire investments for our general account that will sufficiently match the liabilities we are incurring under our fixed account guarantees. Excessive allocations may also interfere with the effective management of our variable investment account portfolios, if we are unable to make an orderly investment of the additional premium into the portfolios. Also, we may refuse to accept or limit an amount of premium if the amount of the premium would increase our insurance risk exposure, and the insured person doesn’t provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

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We will notify you in writing of our refusal to accept premium under these provisions within three days following the date that it is received by us, and will promptly thereafter take the necessary steps to return the premium to you. Notwithstanding the foregoing limits on the premium that we will accept, we will not refuse to accept any premium necessary to prevent the policy from terminating.

Processing premium payments

No premiums will be accepted prior to our receipt of a completed application at our Service Office. All premiums received prior to the Issue Date of the policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market B investment account. After the Issue Date but prior to the Allocation Date, premiums received are allocated to the Money Market B investment account. The “Allocation Date” of the policy is the 10th day after the Issue Date. The Issue Date is shown on the Policy Specifications page of the policy. On the Allocation Date, the Net Premiums paid plus interest credited, if any, will be allocated among the investment accounts or the fixed account in accordance with the policy owner’s instructions. The “Net Premium” is the premium paid less the applicable premium charges we deduct from it.

Any Net Premium received on or after the Allocation Date will be allocated among investment accounts or the fixed account as of the business day on or next following the date the premium is received at the Service Office. Monthly deductions are normally due on the Policy Date and at the beginning of each policy month thereafter. However, if the monthly deductions are due prior to the Contract Completion Date, they will be deducted from policy value on the Contract Completion Date instead of the dates they were due (see “Procedures for issuance of a policy” for the definition of “Contract Completion Date”).

Payment of premiums will not guarantee that the policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the policy to lapse. However, in states where permitted, the policy will have a No-Lapse Guaranteewhich would prevent the policy from lapsing during the guarantee period, provided certain criteria are satisfied.

Ways to pay premiums

If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the John Hancock USA Service Office at the appropriate address shown on the back cover of this prospectus.

We will also accept premiums:

  by wire or by exchange from another insurance company, or
  via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method).

Lapse and reinstatement

Lapse

Unless the No-Lapse Guarantee is in effect, a policy will go into default if at the beginning of any policy month the policy’s net cash surrender value would be zero or below after deducting the monthly deductions then due. Therefore, a policy could lapse eventually if increases in policy value (prior to deduction of policy charges) are not sufficient to cover policy charges. A lapse could have adverse tax consequences as described under “Tax considerations.” We will notify you of the default and will allow a 61 day grace period in which you may make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the net cash surrender value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two policy months thereafter, plus any applicable premium charge. If the required payment is not received by the end of the grace period, the policy will terminate (i.e., “lapse”) with no value.

No-lapse guarantee

In those states where it is permitted, as long as the cumulative premium test is satisfied during the No-Lapse Guarantee Period, as described below, we will guarantee that the policy will not go into default, even if adverse investment experience or other factors should cause the policy’s surrender value to fall to zero or below during such period.

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The Monthly No-Lapse Guarantee Premium is one-twelfth of the No-Lapse Guarantee Premium. The No-Lapse Guarantee Premium is not a charge assessed against the policy value. It is an amount used in determining whether the cumulative premium test has been satisfied.

The No-Lapse Guarantee Premium is set at issue on the basis of the Face Amount and reflects the age, sex and risk class of the proposed insured, the death benefit option elected, as well as any additional rating and supplementary benefits, if applicable. It is subject to change if (i) the Face Amount of the policy is changed, (ii) there is a death benefit option change, (iii) there is a decrease in the Face Amount of insurance, (iv) there is any change in the supplementary benefits added to the policy or in the risk classification of the insured person or (v) a temporary additional rating is added (due to a Face Amount increase).

The No-Lapse Guarantee Period is set at issue and is stated in the policy. The No-Lapse Guarantee Period for any Supplemental Face Amount is the first two policy years. Certain state limitations may apply, but generally the No-Lapse Guarantee Period for the Base Face Amount is (i) the lesser of twenty years or to age 75 or (ii) 5 years if the insured person’s issue age is 70 or older. The No-Lapse Guarantee Period for the Base Face Amount under any policy that has elected an increasing Supplemental Face Amount or a Return of Premium Rider, however, is limited to the first two policy years.

While the No-Lapse Guarantee is in effect, we will determine at the beginning of the policy month that your policy would otherwise be in default, whether the cumulative premium test, described below, has been met. If the test has not been satisfied, we will notify you of that fact and allow a 61-day grace period in which you may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification, will be equal to the lesser of:

(a)	the outstanding premium requirement to satisfy the cumulative premium test at the date of default, plus the monthly No-Lapse Guarantee Premium due for the next three policy months, or
(b)	the amount necessary to bring the surrender value to zero plus the monthly deductions due, plus the next three monthly deductions plus the applicable premium charge.

If the required payment is not received by the end of the grace period, the No-Lapse Guarantee and the policy will terminate.

Cumulative premium test

The cumulative premium test is satisfied if, as of the beginning of the policy month that your policy would otherwise be in default, the sum of all premiums paid to date less any withdrawals taken on or before the date of the test and less any policy debt is equal to or exceeds the sum of the Monthly No-Lapse Guarantee Premiums due from the Policy Date to the date of the test.

Death during grace period

If the insured person should die during the grace period, the policy value used in the calculation of the death benefit will be the policy value as of the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.

Reinstatement

You can reinstate a policy that has gone into default and terminated at any time within 21 days following the date of termination without furnishing evidence of insurability, subject to the following conditions:

(a)	The insured person’s risk classification is standard or preferred, and
(b)	The insured person’s attained age is less than 46.

By making a written request, you can reinstate a policy that has gone into default and terminated at any time within the three-year period following the date of termination subject to the following conditions:

(a)	You must provide to us evidence of the insured person’s insurability that is satisfactory to us; and
(b)	You must pay a premium equal to the amount that was required to bring the policy out of default immediately prior to termination, plus the amount needed to keep the policy in force to the next scheduled date for payment of the Planned Premium.

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If the reinstatement is approved, the date of reinstatement will be the later of the date we approve your request or the date the required payment is received at our Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The policy value on the date of reinstatement, prior to the crediting of any Net Premium paid in connection with the reinstatement, will be equal to the policy value on the date the policy terminated. Any policy debt not paid upon termination of a policy will be reinstated if the policy is reinstated.

Generally, the suicide exclusion and incontestability provisions will apply from the effective date of reinstatement. A surrendered policy cannot be reinstated.

The policy value

From each premium payment you make, we deduct the applicable premium charges described under “Deduction from premium payments.” We invest the rest (known as the “Net Premium”) in the accounts (fixed or investment) you’ve elected. Special investment rules apply to premiums processed prior to the Allocation Date (see “Processing premium payments”).

Over time, the amount you’ve invested in any investment account will increase or decrease the same as if you had invested the same amount directly in the corresponding underlying portfolio and had reinvested all portfolios’ dividends and distributions in additional portfolio shares, except that we will deduct certain additional charges which will reduce your policy value. We describe these charges under “Description of charges at the policy level.”

We calculate the unit values for each investment account once every business day as of the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern time. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.

The amount you’ve invested in the fixed account will earn interest at the rates we declare from time to time. For the fixed account, we guarantee that this rate will be at least 3%. If you want to know what the current declared rate is for the fixed account, just call or write to us. The asset-based risk charge only applies to that portion of the policy value held in the investment accounts. The charge determined does not apply to the fixed account. Otherwise, the policy level charges applicable to the fixed account are the same as those applicable to the investment accounts. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account, but we are under no obligation to do so.

Allocation of future premium payments

At any time, you may change the accounts (fixed or investment) in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing policy value

You may also transfer your existing policy value from one account (fixed or investment) to another, subject to the limitations discussed below. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any account in any policy year is $1,000,000.

The policies are not designed for professional market timing organizations or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among investment accounts and between the investment accounts and any available fixed account. As a consequence, we have reserved the right to impose certain restrictions on transfers as described in the “Market timing and disruptive trading risks” section of this prospectus. We also reserve the right to impose a fee of up to $25 for any transfer beyond an annual limit (which will not be less than twelve). No transfer fee will be imposed on any transfer from an investment account into a fixed account if the transfer occurs during the following periods:

  within 18 months after the policy’s Issue Date, or
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  within 60 days after the later of the effective date of a material change in the investment objectives of any investment account or the date you are notified of the change.

Subject to the restrictions set forth below, you may transfer existing policy value into or out of investment accounts. Transfers out of a fixed account are subject to additional limitations noted below.

Limitations on transfers to or from an investment account . Our current practice is to restrict transfers into or out of investment accounts to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market B investment account even if the two transfer per month limit has been reached, but only if 100% of the account value in all investment accounts is transferred to the Money Market B investment account. If such a transfer to the Money Market B investment account is made, then for the 30 calendar day period after such transfer no transfers from the Money Market B investment account to any other accounts (fixed or investment) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any policy values are transferred from one investment account into a second investment account, the values can only be transferred out of the second investment account if they are transferred into the Money Market B investment account; and (ii) any policy values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment account may not be transferred out of the Money Market B investment account into any other accounts (fixed or investment) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.
Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number and timing of transfers, we will monitor aggregate trades among the subaccounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors. The restrictions described in these paragraphs will be applied uniformly to all policy holders subject to the restrictions.

Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to the Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

Limitations on transfers out of the fixed account . Transfers out of the fixed account in any one policy year are limited to the greater of (i) the fixed account maximum transfer amount of $2,000, (ii) the fixed account maximum transfer percentage of 15% multiplied by the amount of the fixed account on the immediately preceding policy anniversary, or (iii) the amount transferred out of the fixed account during the previous policy year. Any transfer, that involves a transfer out of the fixed account may not involve a transfer to the Money Market B investment account.

We reserve the right to impose a minimum amount limit on transfers out of any fixed account. We also reserve the right to impose different restrictions on any additional fixed account that we may offer in the future.

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Dollar cost averaging . We may offer policy owners a dollar cost averaging (“DCA”) program. Under the DCA program, you will designate an amount that will be transferred monthly from one investment account into any other investment account(s) or a fixed account. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and you will be so notified. No fee is charged for this program.

We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.

Asset allocation balancer transfers . Under the asset allocation balancer program you will designate an allocation of policy value among investment accounts. We will move amounts among the investment accounts at specified intervals you select - annually, semi-annually, quarterly or monthly. A change to your premium allocation instructions will automatically result in a change in asset allocation balancer instructions so that the two are identical unless you either instruct us otherwise or have elected the dollar cost averaging program. No fee is charged for this program.

We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.

Surrender and withdrawals

Surrender

You may surrender your policy in full at any time. If you do, we will pay you the policy value less any policy debt and surrender charge that then applies. This is called your “net cash surrender value.” You must return your policy when you request a surrender. We will process surrenders on the day we receive the surrender request (unless such day is not a business day, in which case we will process surrenders as of the business day next following the date of the receipt).

Withdrawals

After the first policy year, you may make a withdrawal of part of your net cash surrender value once in each policy month. Generally, each withdrawal must be at least $500. If the withdrawal results in a reduction in Base Face Amount, a charge equal to a pro-rata portion of any surrender charge will be applied during the surrender charge period. In addition, we reserve the right to charge a withdrawal fee of up to the lesser of 2% of the withdrawal amount or $25. We will automatically reduce the policy value of your policy by the amount of the withdrawal and the related charges. Unless otherwise specified by you, each account (fixed and investment) will be reduced in the same proportion as the policy value is then allocated among them. We will not permit a withdrawal if it would cause your surrender value to fall below 3 months’ worth of monthly deductions (see “Deductions from policy value”). We also reserve the right to refuse any withdrawal that would cause the policy’s Base Face Amount to fall below $100,000.

Because it reduces the policy value, any withdrawal will reduce your death benefit under either Option 1 or Option 2 (see “The death benefit”). Under Option 1, such a withdrawal may also reduce the Total Face Amount. Generally, any such reduction in the Total Face Amount will be implemented by first reducing any Supplemental Face Amount then in effect. We reserve the right to approve reductions in the Base Face Amount prior to eliminating the Supplemental Face Amount. You should consider a number of factors in determining whether to continue coverage in the form of Base Face Amount or Supplemental Face Amounts (see “Base Face Amount vs. Supplemental Face Amount”). If such a reduction in Total Face Amount would cause the policy to fail the Internal Revenue Code’s definition of life insurance, we will not permit the withdrawal. As noted, above, if the withdrawal results in a reduction in Base Face Amount, a pro-rata portion of the applicable surrender charge will be deducted from the policy value (see “Surrender charge”). We reserve the right to waive the pro-rata surrender charge on any reduction in Base Face Amount if the withdrawal is designed to serve certain administrative purposes (such as the payment of fees associated with the provision of asset management services).

For example, assume a policy owner that has elected death benefit Option 1 requests a withdrawal of $25,000 on a policy with a Base Face Amount of $200,000 and a current surrender charge of $10,000. The $25,000 withdrawal would reduce the Base Face Amount from $200,000 to $175,000. The reduction in Base Face Amount would trigger a partial surrender charge equal to the surrender charge times the proportionate reduction in Base Face Amount, in this case equal to $10,000 X (25,000/200,000) or $1,250. The surrender charge after the withdrawal would be equal to $10,000 - $1,250 or $8,750. If the policy owner had instead purchased a policy with $200,000 of Base Face Amount and $100,000 of Supplemental Face Amount, the withdrawal of $25,000 would reduce the Supplemental Face Amount from $100,000 to $75,000. Since the Base Face Amount would remain at $200,000, no partial surrender charge would be deducted.

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Policy loans

You may borrow from your policy at any time by completing a form satisfactory to us. The maximum amount you can borrow is the greater of (i) 90% of net cash surrender value and (ii) the amount determined as set out below.

  We first determine the net cash surrender value of your policy.
  We then subtract an amount equal to the monthly deductions then being deducted from policy value times the number of full policy months until the next policy anniversary.
  We then multiply the resulting amount by 1.25% in policy years 1 through 10 and 0% thereafter (although we reserve the right to increase the percentage after the tenth policy year to as much as .25%).
  We then subtract the third item above from the second item above.

The minimum amount of each loan is $500. The interest charged on any loan is an effective annual rate of 4.25% in the first 10 policy years and 3.00% thereafter. However, we reserve the right to increase the percentage after the tenth policy year to as much as 3.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. Unless otherwise specified by you, the amount of the loan is deducted from the accounts (fixed and investment) in the same proportion as the policy value is then allocated among them. The amount of the loan is then placed in a special loan account. This special loan account will earn interest at an effective annual rate of 3.00%. The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to increase the rate charged on the loan to a rate that would, in our reasonable judgment, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in some states. Please see your John Hancock USA representative for details. We process policy loans as of the business day on or next following the day we receive the loan request. We will not process any loans at and after the policy anniversary nearest the insured person’s 100th birthday.

Repayment of policy loans

You can repay all or part of a loan at any time. Each repayment will be allocated among the accounts as set out below.

  The same proportionate part of the loan as was borrowed from the fixed account will be repaid to that fixed account.
  The remainder of the repayment will be allocated among the accounts in the same way a new premium payment would be allocated (unless otherwise specified by you).

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

The policy value, the net cash surrender value, and any death benefit are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the accounts and placed in a special loan account. The accounts and the special loan account will generally have different rates of investment return.

The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

Taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Also, whenever the outstanding loan equals or exceeds your policy value after the insured person reaches age 100, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee’s last known address) specifying the amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Policy loans may also result in adverse tax consequences under certain circumstances (see “Tax considerations”).

Description of charges at the policy level

Deduction from premium payments

  Premium charge - A charge to help defray our sales costs and related taxes. The current charge is 6% of each premium paid.
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Deductions from policy value

  Administrative charge - A monthly charge to help cover our administrative costs. This is a flat dollar charge of $25 per month for the first year, and $10 per month thereafter.
  Face Amount charge - A monthly charge for the first ten policy years, to primarily help cover sales costs. To determine the charge we multiply the amount of Base Face Amount at issue by a rate that varies by the insured person’s sex, age, death benefit option and risk classification at issue.
  Cost of insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the net amount of insurance for which we are then at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. The current rates will never be more than the maximum rates shown in the policy. The cost of insurance rates we use will depend on the age at issue, the insurance risk characteristics and (usually) gender of the insured person, and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person’s age increases. (The insured person’s “age” on any date is his or her age on the birthday nearest that date.) For death benefit Option 1, the net amount at risk is equal to the greater of zero, or the result of (a) minus (b) where:

  (a) is the death benefit as of the first day of the Policy Month, divided by 1.0024663; and

  (b) is the policy value as of the first day of the Policy Month after the deduction of all other monthly deductions.

Since the net amount at risk for death benefit Option 1 is based on a formula that includes as factors the death benefit and the policy value, the net amount at risk is affected by the investment performance of the investment accounts chosen, payment of premiums and charges assessed.

If the minimum death benefit is greater than the Total Face Amount, the cost of insurance charge will reflect the amount of that additional benefit.

For death benefit Option 2, the net amount at risk is equal to the Total Face Amount of insurance divided by 1.0024663.

  Asset-based risk charge - A monthly charge to help cover sales, administrative and other costs. The charge is a percentage of that portion of your policy value allocated to investment accounts. This charge does not apply to the current fixed account. This charge is not currently imposed, but we reserve the right to do so.
  Supplementary benefits charges - Monthly charges for any supplementary insurance benefits added to the policy by means of a rider.
  Withdrawal fee - A fee for each withdrawal of policy value to compensate us for the administrative expenses of processing the withdrawal. The fee is the lesser of 2% of the withdrawal amount or $25. This fee is not currently imposed, but we reserve the right to do so.
  Surrender charge - A charge we deduct if the policy lapses or is surrendered within the first nine policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The charge is a percentage of the premiums we received in the first policy year that do not exceed the Surrender Charge Calculation Limit stated in the Policy Specifications page of your policy. The percentage applied is dependent upon the policy year during which lapse or surrender occurs, as shown in the following table:
Policy Year	Percentage Applied
1	100%
2	100%
3	100%
4	100%
5	95%
6	95%
7	90%
8	70%
9	50%
10+	0%
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The percentage is graded down proportionately at the beginning of each policy month until the next level is reached. The above table applies only if the insured person is male, and less than age 45 at issue. For older issue ages, the percentages in the above table may be reduced. A pro-rata portion of the surrender charge may also be charged in the case of any reduction in Base Face Amount (see “Surrender and withdrawals - Withdrawals” and “Requesting a decrease in coverage”). The pro-rata charge is calculated by dividing the reduction in Base Face Amount by the Base Face Amount immediately prior to the reductions and then multiplying the applicable surrender charge by that ratio.

Additional information about how certain policy charges work

Sales expenses and related charges

The premium and Face Amount charges help to compensate us for the cost of selling our policies (see “Description of charges at the policy level”). The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the premium and Face Amount charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the administrative charge may also be recovered from such other sources.

Method of deduction

We deduct the monthly deductions described in the Fee Tables section from your policy’s accounts (fixed and investment) in proportion to the amount of policy value you have in each, unless otherwise specified by you.

Reduced charges for eligible classes

The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association’s capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

Except for a portion of the premium charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment accounts. However, we expect that no such charge will be necessary.

We also reserve the right to increase the premium charge in order to correspond with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy. Premium taxes vary by jurisdiction and are subject to change. Currently, premium tax levels range from 0% to 3.5%.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

Description of charges at the portfolio level

The portfolios must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables of portfolio annual expenses under “Fee Tables”) are different for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any investment accounts you select. Expenses of the portfolios are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

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Other policy benefits, rights and limitations

Optional supplementary benefit riders you can add

When you apply for a policy, you can request any of the optional supplementary benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. We may add to, delete from or modify the list of optional supplementary benefit riders.

  Disability Payment of Specified Premium Rider - This rider will deposit the Specified Premium into the policy value of your policy each month during the total disability (as defined in the rider) of the insured person. There is a 6 month “waiting period” of total disability before deposits begin. Deposits continue until cessation of total disability, but will cease at the insured person’s 65th birthday if total disability begins on or after the policy anniversary nearest the insured person’s 60th birthday. The “Specified Premium” is chosen at issue and will be stated in the Policy Specifications page of your policy.
  Long-Term Care Rider - This rider provides for periodic advance payments to you of a portion of the death benefit if the insured person becomes “chronically ill” so that such person: (1) is unable to perform at least 2 activities of daily living without substantial human assistance or has a severe cognitive impairment; and (2) is receiving certain qualified services described in the rider. The decision to add this rider must be made at issuance of the policy. If you elect this rider, you will also have an option to apply to have the policy’s death benefit advanced to you in the event of terminal illness.

Benefits under the Long-Term Care Rider will not begin until we receive proof that the insured person qualifies and has received 100 days of “qualified long-term care service” as defined in the rider, while the policy was in force. You must continue to submit evidence during the insured person’s lifetime of the insured person’s eligibility for rider benefits.

We determine a maximum amount of death benefit that we will advance for each month of qualification. This amount, called the “Maximum Monthly Benefit Amount,” is based on the percentage of the policy’s death benefit that you select when you apply for the policy, and the death benefit amount in effect when the insured person qualifies for benefits. The actual amount of any advance is based on the expense incurred by the insured person, up to the Maximum Monthly Benefit Amount, for each day of qualified long-term care service in a calendar month. The first 100 days of qualified long-term care service, however, are excluded in any determination of an advance. We will recalculate the Maximum Monthly Benefit Amount if you make a withdrawal of policy value, and for other events described in the rider. Each advance reduces the remaining death benefit under your policy, and causes a proportionate reduction in your policy value. If you have a policy loan, we will use a pro-rata portion of each death benefit advance to repay indebtedness. For example, if current indebtedness is $10,000, the death benefit is $100,000, and the gross advance is $2,000, then the net advance would be $1,800 = $2,000 X (1 - ($10,000/ $100,000)). As a result of the advance, the indebtedness will be reduced by $200.

We restrict your policy value’s exposure to market risk when benefits are paid under the Long-Term Care Rider. We do this in several ways. First, before we begin paying any Monthly Benefit, we will transfer all policy value from the investment accounts to the fixed account. (The amount to be transferred will be determined on the business day immediately following the date we approve a request for benefits under the rider.) In addition, you will not be permitted to transfer policy value or allocate any additional premium payment to an investment account while rider benefits are paid. Your participation in any of the automatic investment plans will also be suspended during this period.

If the insured person no longer qualifies for rider benefits and your policy remains in force, you will be permitted to invest new premium payments or transfer existing policy value in the investment accounts. (The restriction on transfers from the fixed account will continue to apply.) Benefits under this rider do not reduce the No-Lapse Guarantee Premium requirements that may be necessary for the No-Lapse Guarantee to remain in effect after a termination of rider benefits.

If you purchase this rider:

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  you and your immediate family will also have access to a national program designed to help the elderly maintain their independent living by providing advice about an array of elder care services available to seniors, and you will have access to a list of long-term care providers in your area who provide special discounts to persons who belong to the national program.
  Return of Premium Death Benefit Rider - You may elect to have your policy issued with an optional Return of Premium Death Benefit Rider. This rider provides an additional death benefit payable upon the death of the life insured. The Return of Premium Rider death benefit has an initial value equal to your initial premium times the Percentage of Premium (which may range between 0% and 100%) as elected and shown in the Policy Specifications page for the rider. The Percentage of Premium will be applied to each subsequent premium and will increase the coverage at the time of premium payment by that amount. The Return of Premium Death Benefit Increase Rate is specified in the Policy Specifications page of your policy and may range between 0% and 5%. The rider also provides options to increase or decrease the benefit amount. This rider is only available to you if death benefit Option 1 is elected, and will cease as of the beginning of the policy month coincident with or next following the date we approve your written request for a change to death benefit Option 2.

The Return of Premium Rider death benefit will not exceed the Maximum Benefit Amount shown in the Policy Specifications page for the rider. If the policy owner makes a written request for a partial withdrawal of net cash surrender value while this rider is in force, the amount of the Return of Premium Rider death benefit will be reduced by the amount of the withdrawal.

The No Lapse Guarantee provisions of the policy apply to the Return of Premium Rider death benefit for the first two policy years only.

  Cash Value Enhancement Rider - Your policy may be issued with the Cash Value Enhancement Rider. The decision to add this rider to your policy must be made at issuance of the policy and, once made, is irrevocable. The benefit of this rider is that the cash surrender value of your policy is enhanced during the period for which surrender charges are applicable. Under the Cash Value Enhancement Rider, the enhancement is provided by reducing the surrender charge that would otherwise have applied upon policy surrender or lapse. The Cash Value Enhancement Rider does not apply to reduce the surrender charge upon decreases in Face Amount or partial withdrawals.

Under this rider, the enhancement in cash surrender value is equal to the surrender charge multiplied by the applicable Cash Value Enhancement Waiver Percentage. The applicable Cash Value Enhancement Waiver Percentages under this rider during the Surrender Charge Period are set forth below:

Policy Year	Cash Value Enhancement Waiver Percentage
1	90%
2	80%
3	60%
4	40%
5	20%
6+	0%
  Change of Life Insured Rider - This rider is only available to certain owners purchasing the policy in connection with the financing of employee benefit plan obligations. If you elect this rider, you may change the life insured on or after the second policy anniversary. You must have an insurable interest in the new life insured, and the new life insured must consent in writing to the change. We will require evidence which satisfies us of the new life insured’s insurability, and the premiums and charges after the change date will reflect the new life insured’s age, sex, risk classification and any additional rating which applies. Supplementary benefits riders on the old life insured will be canceled as of the change date. Supplementary benefits riders may be added on the new life insured as of the change date, subject to our normal requirements and restrictions for such benefits. The validity and suicide provisions of the policy will apply to the entire Face Amount beginning anew as of the change date.
  Overloan Protection Rider - This rider will prevent your policy from lapsing on any date if policy debt exceeds the death benefit. The benefit is subject to a number of eligibility requirements relating to, among other things, the number of years the policy has been in force, the attained age of the life insured, the death benefit option elected and the tax status of the policy.
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When the Overloan Protection benefit in this rider is invoked, all values in the investment accounts are immediately transferred to the fixed account and will continue to grow at the current fixed account interest rate. Transfer fees do not apply to these transfers. Thereafter, policy changes and transactions are limited as set forth in the rider; for example, death benefit increases or decreases, additional premium payments, policy loans, withdrawals, surrender and transfers are no longer allowed. Any outstanding policy debt will remain. Interest will continue to be charged at the policy‘s specified loan interest rate, and the policy’s loan account will continue to be credited with the policy’s loan interest credited rate. Any applicable No-Lapse Guarantee under the policy no longer applies, and any supplementary benefit rider requiring a monthly deduction will automatically be terminated.

When the Overloan Protection Rider causes the policy to be converted into a fixed policy, there is risk that the Internal Revenue Service could assert that the policy has been effectively terminated and that the outstanding loan balance should be treated as a distribution. Depending on the circumstances, all or part of such deemed distribution may be taxable as income. You should consult a tax adviser as to the risks associated with the Overloan Protection Rider.

  Long-Term Care Continuation Rider - This rider is available only if you also purchase the Long-Term Care Rider (“Long-Term Care Rider”). This rider provides protection against the death benefit being reduced below the lesser of $25,000 or 10% of the Total Face Amount under the policy at issue, reduced proportionately for any reduction in the Total Face Amount not due to acceleration under the Long-Term Care Rider. The rider also provides for a continuation of benefits under the Long-Term Care Rider after such benefits would otherwise have ceased. The monthly maximum continuation benefit is determined by multiplying the Monthly Acceleration Percentage specified in the Policy Specifications times the Total Face Amount at issue.
  Accelerated Benefit Rider - This rider provides for acceleration of payment of a portion of the death benefit should the insured person become terminally ill and have a life expectancy of one year or less. Payment of the accelerated benefits is subject to limits and conditions specified in the rider.

Variations in policy terms

Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, terms and conditions of your insurance coverage may vary depending on where you purchase a policy. We disclose all material variations in this prospectus.

We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under “Reduced charges for eligible classes.” No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

Generally, the policy is available with a minimum Total Face Amount at issue of $100,000 and a minimum Base Face Amount at issue of $100,000. At the time of issue, the insured person must have an attained age of no more than 90. The insured person must meet certain health and other insurance risk criteria called “underwriting standards.”

Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy.

Commencement of insurance coverage

After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person’s risk classification should be. After we approve an application for a policy and assign an appropriate insurance risk classification, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under “Temporary coverage prior to policy delivery” below).

The policy will take effect only if all of the following conditions are satisfied:

  The policy is delivered to and received by the applicant.
  The Minimum Initial Premium is received by us.
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  The insured person is living and there has been no deterioration in the insurability of the insured person since the date of the application.

The date all of the above conditions are satisfied is referred to in this prospectus as the “Contract Completion Date.” If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “Policy Date.” That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the Policy Date.

Backdating

Under limited circumstances, we may backdate a policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the policy. The most common reasons for backdating are to preserve a younger age at issue for the insured person or to retain a common monthly deduction date in certain corporate-owned life insurance cases involving multiple policies issued over time. If used to preserve age, backdating will result in lower insurance charges. However, monthly deductions will begin earlier than would otherwise be the case. Monthly deductions for the period the Policy Date is backdated will actually be deducted from policy value on the Contract Completion Date.

Temporary coverage prior to policy delivery

If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the Temporary Life Insurance Agreement and Receipt attached to the application for the policy, including conditions to coverage and limits on amount and duration of coverage.

Monthly deduction dates

Each charge that we deduct monthly is assessed against your policy value at the close of business on the Policy Date and at the close of the first day in each subsequent policy month.

Changes that we can make as to your policy

We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. These changes include the following:

  Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws.
  Combining or removing fixed accounts or investment accounts.
  Changes in the form of organization of any separate account.

Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

Who owns the policy? That’s up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the accounts in which to invest or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we’ve used the term “you” in this prospectus, we’ve assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

While the insured person is alive, you will have a number of options under the policy. These options include those listed below:

  Determine when and how much you invest in the various accounts.
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  Borrow or withdraw amounts you have in the accounts.
  Change the beneficiary who will receive the death benefit.
  Change the amount of insurance.
  Turn in (i.e., “surrender”) the policy for the full amount of its net cash surrender value.
  Choose the form in which we will pay out the death benefit or other proceeds.

It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy cancellation right

You have the right to cancel your policy within ten days after you receive it (the period may be longer in some states). This is often referred to as the “free look” period. During this period, your premiums will be allocated as described under “Processing premium payments” in this prospectus. To cancel your policy, simply deliver or mail the policy to:

  John Hancock USA at either of the addresses shown on the back cover of this prospectus, or the John Hancock USA representative who delivered the policy to you.

The date of cancellation will be the date of such mailing or delivery. In most states, you will receive a refund of any premiums you’ve paid. In some states, the refund will be your policy value on the date of cancellation.

Reports that you will receive

At least annually, we will send you a statement setting forth at least the following information as of the end of the most recent reporting period: the amount of the death benefit, the portion of the policy value in the fixed account and in each investment account, premiums received and charges deducted from premiums since the last report, any outstanding policy loan (and interest charged for the preceding policy year), and any further information required by law. Moreover, you also will receive confirmations of premium payments, transfers among accounts, policy loans, partial withdrawals and certain other policy transactions.

Semi-annually we will send you a report containing the financial statements of the portfolios, including a list of securities held in each portfolio.

Assigning your policy

You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive a copy of the assignment at our Service Office. Nor are we responsible for the validity of the assignment or its efficacy in meeting your objectives. An absolute assignment is a change of ownership. All collateral assignees of record must usually consent to any surrender, withdrawal or loan from the policy.

When we pay policy proceeds

General

We will ordinarily pay any death benefit, withdrawal, surrender value or loan within seven days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more information.

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Delay to challenge coverage

We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified by the laws of the state in which your policy was issued.

Delay for check clearance

We reserve the right to defer payment of that portion of your policy value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed fifteen days) to allow the check to clear the banking system. We will not delay payment longer than necessary for us to verify a check has cleared the banking system.

Delay of separate account proceeds

We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from an investment account if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the policy value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of policy value among the investment accounts may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

State laws allow us to defer payment of any portion of the net cash surrender value derived from the fixed account for up to six months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General rules

You should mail or express all checks and money orders for premium payments and loan repayments to the John Hancock USA Service Office at the appropriate address shown on the back cover.

Under our current rules, certain requests must be made in writing and be signed and dated by you. Those requests include the following.

  loans
  surrenders or withdrawals
  change of death benefit option
  increase or decrease in Face Amount
  change of beneficiary
  election of payment option for policy proceeds
  tax withholding elections
  election of telephone/internet transaction privilege

The following requests may be made either in writing (signed and dated by you) or by telephone or fax or through the Company’s secured website, if a special form is completed (see “Telephone, facsimile and internet transactions” below).

  transfers of policy value among accounts
  change of allocation among accounts for new premium payments

You should mail or express all written requests to our Service Office at the appropriate address shown on the back cover. You should also send notice of the insured person’s death and related documentation to our Service Office. We do not consider that we’ve “received” any communication until such time as it has arrived at the proper place and in the proper and complete form.

We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Service Office or your John Hancock USA representative. Each communication to us must include your name, your

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policy number and the name of the insured person. We cannot process any request that doesn’t include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone, facsimile and internet transactions

If you complete a special authorization form, you can request transfers among accounts and changes of allocation among accounts simply by telephoning us at 1-800-827-4546 or by faxing us at 1-416-926-5339 or through the Company’s secured website. Any fax or internet request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the accounts involved. We will honor telephone and internet instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone/internet transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line or internet usage. If this occurs, you should submit your request in writing.

If you authorize telephone or internet transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or internet instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions which are reasonably designed to confirm that instructions received by telephone or internet are genuine. These procedures include requiring personal identification, the use of a unique password for internet authorization, recording of telephone calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone or internet are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed, large or frequent transfers among investment options . To discourage disruptive trading, we have imposed certain transfer restrictions (see “Transfers of existing policy value”). In addition, we also reserve the right to change our telephone, facsimile and internet transaction privileges outlined in this section at any time, and to suspend or terminate any or all of those privileges with respect to any owners who we feel are abusing the privileges to the detriment of other owners.

Distribution of policies

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 601 Congress Street, Boston, MA 02210 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate, Signator Investors, Inc., is one such broker-dealer. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.

Compensation

The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

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Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer, Signator Investors, Inc., may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 135% of target premium paid in the first policy year, and 8% of target premium paid in years 2-10. Compensation paid on any premium in excess of target will not exceed 10% in any year. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).

Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

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General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.) In addition, if you have elected a Long-Term Care Rider, the rider’s benefits generally will be excludable from gross income under the Internal Revenue Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Internal Revenue Code. The riders are intended to meet these standards. If you have elected a Long-Term Care Rider, we caution you that there is a significant risk that ownership by anyone other than the person insured by the policy will cause adverse tax consequences. If the owner of the policy is not the insured person, benefit payments may be included in the owner’s income, and the death benefit may be part of the insured person’s estate for purposes of the Federal estate tax. A policy with a Long-Term Care Rider should not be purchased by or transferred to a person other than the insured person unless you have carefully reviewed the tax implications with your tax adviser.

Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately

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before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership. If you have elected a Long-Term Care Rider, as described in “Optional supplementary benefit riders you can add,” deductions from policy value to pay the rider charges will reduce your investment in the contract but will not be included in income even if you have recovered all of your investment in the contract.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Separate Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

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The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

  First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
  Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
  Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
  is made on or after the date on which the policy owner attains age 59½;
  is attributable to the policy owner becoming disabled; or
  is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued.

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If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

Financial statements reference

The financial statements of John Hancock USA and the Separate Account can be found in the Statement of Additional Information. The financial statements of John Hancock USA should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon the ability of John Hancock USA to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.

Registration statement filed with the SEC

This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2012, and for each of the two years in the period ended December 31, 2012, appearing in the Statement of Additional Information of the Registration Statement have been

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audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

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In addition to this prospectus, John Hancock USA has filed with the SEC a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements for John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.

JOHN HANCOCK USA SERVICE OFFICE
Principal Office & Express Delivery	Mail Delivery
197 Clarendon Street Boston, MA 02116-5010	1 John Hancock Way, Suite 1350 Boston, MA 02217-1099
Phone:	Fax:
1-800-827-4546	1-416-926-5339

Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act File No. 811-4834  —  1933 Act File No. 333-85284

Statement of Additional Information
dated April 29, 2013

for interests in

John Hancock Life Insurance Company (U.S.A.) Separate Account A
(Name of Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)
(Name of Depositor)

This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting the John Hancock USA Service Office by mail or telephone at the address or telephone number listed on the back page of the prospectus.

Contents of this SAI	Page No.
Description of the Depositor	2
Description of the Registrant	2
Services	2
Independent registered public accounting firm	2
Legal and Regulatory Matters	2
Principal Underwriter/Distributor	3
Additional Information About Charges	3
Reduction in Charges	4
Financial Statements of Registrant and Depositor	F-1

Description of the Depositor

Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” John Hancock USA (“Depositor”) is a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. The Depositor is a licensed life insurance company in the District of Columbia and all states of the United States except New York. Until 2004, the Depositor was known as The Manufacturers Life Insurance Company (U.S.A.).

The Depositor’s ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Description of the Registrant

Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Registrant” or “Separate Account”), is a separate account established by the Depositor under Michigan law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Separate Account. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of the Depositor.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

Administration of policies issued by the Depositor and of registered separate accounts organized by the Depositor may be provided by other affiliates. Neither the Depositor nor the separate accounts are assessed any charges for such services.

Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is 2 Avenue De Lafayette, LCC5N, Boston, Massachusetts, 02111.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2012, and for each of the two years in the period ended December 31, 2012, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Legal and Regulatory Matters

There are no legal proceedings to which the Depositor, the Separate Account or the principal underwriter is a party or to which the assets of the Separate Account are subject that are likely to have a material adverse effect on the Separate Account or the ability of the principal underwriter to perform its contract with the Separate Account or of the Depositor to meet its obligations under the policies.

Principal Underwriter/Distributor

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with the Depositor, is the principal distributor and underwriter of the securities offered through the prospectus. JH Distributors acts as the principal distributor of a number of other life insurance and annuity products we and our affiliates offer or maintain. JH Distributors also acts as the principal underwriter of John Hancock Variable Insurance Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other life insurance and annuity products we offer or maintain.

JH Distributors’ principal address is 601 Congress Street, Boston, MA 02210, and it also maintains offices with us at 197 Clarendon Street, Boston, MA 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate Signator Investors, Inc. is one such broker-dealer.

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2012, 2011, and 2010 was $156,801,522, $158,741,294 and $145,301,936, respectively. JH Distributors did not retain any of these amounts during such periods.

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

  Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
  Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.
  Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

Our affiliated broker-dealer, Signator Investors, Inc., may pay its respective registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Additional Information About Charges

A policy will not be issued until the underwriting process has been completed to our satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

Reduction in Charges

The policy may be available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. We reserve the right to reduce any of the policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. We may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

333-85284	333-131299	333-153252
333-88748	333-141692	333-157212
333-71136	333-148991	333-179570
333-100597	333-151630
333-124150

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2012, 2011, and 2010

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (U.S.A.) (the Company) as of December 31, 2012 and 2011, and the related consolidated statements of operations, comprehensive income (loss), changes in shareholder’s equity, and cash flows for each of the three years in the period ended December 31, 2012. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company at December 31, 2012 and 2011, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2012 the Company changed its method of accounting for costs relating to the acquisition of insurance contracts; in 2011 the Company changed its method of accounting for separate account assets; and in 2010 the Company changed its method of accounting and reporting for variable interest entities.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 27, 2013

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS

	December 31,
	2012	2011

	(in millions)
Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2012—$58,066; 2011—$63,649)	$64,996	$69,225
Held-for-trading—at fair value (amortized cost: 2012—$1,351; 2011—$1,420) (includes variable interest entity assets of $62 and $177 at December 31, 2012 and 2011, respectively)	1,441	1,477
Equity securities:
Available-for-sale—at fair value (amortized cost: 2012—$294; 2011—$358)	386	439
Held-for-trading—at fair value (amortized cost: 2012—$123; 2011—$97)	130	97
Mortgage loans on real estate	13,192	13,974
Investment real estate, agriculture, and timber	5,316	4,304
Policy loans	5,264	5,220
Short-term investments	2,166	1,618
Other invested assets	4,887	4,501

Total Investments	97,778	100,855
Cash and cash equivalents (includes variable interest entity assets of $8 and $18 at December 31, 2012 and 2011, respectively)	3,511	3,296
Accrued investment income (includes variable interest entity assets of $1 and $3 at December 31, 2012 and 2011, respectively)	1,039	1,065
Goodwill	953	953
Value of business acquired	1,196	1,321
Deferred policy acquisition costs and deferred sales inducements	5,913	6,298
Amounts due from and held for affiliates	3,805	3,808
Intangible assets	1,250	1,270
Reinsurance recoverable	12,812	11,263
Derivative assets	11,853	11,953
Current income tax receivable	135	20
Amounts on deposit with reinsurers	6,763	-
Other assets	2,740	2,444
Separate account assets	140,626	129,326

Total Assets	$290,374	$273,872

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS – (CONTINUED)

	December 31,
	2012	2011

	(in millions)
Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$92,264	$88,989
Policyholders’ funds	6,788	7,162
Unearned revenue	1,466	1,966
Unpaid claims and claim expense reserves	1,269	1,445
Policyholder dividends payable	497	558
Amounts due to affiliates	2,490	2,556
Short-term debt	14	11
Long-term debt (includes variable interest entity liabilities of $47 and $139 at December 31, 2012 and 2011, respectively)	520	627
Consumer notes	716	819
Deferred income tax liability	4,218	3,922
Coinsurance funds withheld	6,275	5,452
Payables for collateral on derivatives	2,126	1,446
Derivative liabilities (includes variable interest entity liabilities of $0 and $4 at December 31, 2012 and 2011, respectively)	8,439	7,813
Other liabilities (includes variable interest entity liabilities of $3 and $4 at December 31, 2012 and 2011, respectively)	4,006	4,163
Separate account liabilities	140,626	129,326

Total Liabilities	271,714	256,255

Commitments, Guarantees, Contingencies, and Legal Proceedings

Shareholder’s Equity
Preferred stock ($1.00 par value; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2012 and 2011)	-	-
Common stock ($1.00 par value; 50,000,000 shares authorized; 4,728,939 shares issued and outstanding at December 31, 2012 and 2011)	5	5
Additional paid-in capital	12,790	12,789
Retained earnings	247	406
Accumulated other comprehensive income	5,405	4,158

Total Company Shareholder’s Equity	18,447	17,358
Noncontrolling interests	213	259

Total Shareholder’s Equity	18,660	17,617

Total Liabilities and Shareholder’s Equity	$290,374	$273,872

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years ended December 31,
	2012	2011	2010

	(in millions)
Revenues
Premiums	$2,799	$2,996	$3,632
Fee income	4,724	5,717	3,771
Net investment income	4,559	4,989	4,496
Net realized investment and other gains (losses):
Total other-than-temporary impairment losses	(125)	(93)	(176)
Portion of loss recognized in other comprehensive income	26	21	57

Net impairment losses recognized in earnings	(99)	(72)	(119)
Other net realized investment and other gains (losses)	(2,069)	3,207	201

Total net realized investment and other gains (losses)	(2,168)	3,135	82
Other revenue	143	124	200

Total revenues	10,057	16,961	12,181

Benefits and expenses
Benefits to policyholders	6,401	7,639	6,611
Policyholder dividends	663	811	846
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,385	2,841	682
Goodwill impairment	-	500	1,600
Other operating costs and expenses	2,374	6,313	3,230

Total benefits and expenses	10,823	18,104	12,969

Income (loss) before income taxes	(766)	(1,143)	(788)

Income tax expense (benefit)	(633)	(332)	176

Net income (loss)	(133)	(811)	(964)

Less: net income (loss) attributable to noncontrolling interests	26	44	36

Net income (loss) attributable to the Company	$(159)	$(855)	$(1,000)

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

	Years ended December 31,
	2012	2011	2010

	(in millions)
Net income (loss)	$(133)	$(811)	$(964)

Other comprehensive income (loss), net of tax
Change in unrealized investment gains (losses):
Unrealized investment gains (losses) arising during the period	1,544	1,937	1,291
Reclassification adjustment for (gains) losses realized in net income	(686)	(692)	(510)
Change in foreign currency translation adjustment	(50)	13	(53)
Change in pension and postretirement benefits:
Prior service cost	-	-	(2)
Net actuarial loss	-	-	9
Change in net unrealized gain on split-dollar life insurance benefit	-	-	2
Change in unrealized gains (losses) on derivative instruments designated as cash flow hedges:
Unrealized gains (losses) on the effective portion of the change in fair value of cash flow hedges	648	1,777	(37)
Reclassification of net cash flow hedge (gains) losses to net income	(209)	(59)	(129)
Transfer of certain pension and postretirement benefit plans to Parent	-	-	473

Total other comprehensive income (loss), net of tax	1,247	2,976	1,044

Total comprehensive income (loss)	$1,114	$2,165	$80

Income taxes included in other comprehensive income (loss)
Change in unrealized investment gains (losses):
Income tax expense (benefit) from unrealized investment gains arising during the period	831	1,044	696
Income tax (expense) benefit related to reclassification adjustment for gains realized in net income (loss)	(369)	(373)	(275)
Change in pension and postretirement benefits:
Income tax expense (benefit) related to change in prior service cost	-	-	(1)
Income tax expense (benefit) from change in net actuarial loss	-	-	5
Change in income tax expense (benefit) from change in net unrealized gain on split-dollar life insurance benefit	-	-	1
Change in unrealized gains (losses) on derivative instruments designated as cash flow hedges:
Income tax expense (benefit) from unrealized gains on the effective portion of the change in fair value cash flow hedges	349	957	(20)
Income tax (expense) benefit related to reclassification of net cash flow hedge gains to net income (loss)	(113)	(32)	(69)
Income tax expense (benefit) related to transfer of certain pension and postretirement benefit plans to Parent	-	-	255

Total income tax expense (benefit) in other comprehensive income (loss)	$698	$1,596	$592

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity attributable to the Company	Non-controlling Interests	Total Shareholders’s Equity	Outstanding Shares

	(in millions, except for shares outstanding)							(in thousands)
Balance at January 1, 2010 (as previously reported)	$5	$12,427	$2,822	$129	$15,383	$193	$15,576	4,829
Cumulative effect of change in accounting principle, net of tax (Note 1)	-	-	(595)	9	(586)	-	(586)

Balance at January 1, 2010 (as currently reported)	$5	$12,427	$2,227	$138	$14,797	$193	$14,990	4,829
Net income (loss)	-	-	(1,000)	-	(1,000)	36	(964)
Other comprehensive income (loss), net of tax	-	-	-	571	571	-	571
Adoption of ASC 810, consolidation of variable interest entities	-	-	(2)	-	(2)	45	43
Share-based payments	-	12	-	-	12	-	12
Contributions from noncontrolling interests	-	-	-	-	-	23	23
Distributions to non-controlling interests	-	-	-	-	-	(52)	(52)
Transfer of certain pension and postretirement benefit plans to Parent	-	(13)	-	473	460	-	460
Capital contribution from Parent	-	350	-	-	350	-	350

Balance at December 31, 2010	$5	$12,776	$1,225	$1,182	$15,188	$245	$15,433	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY – (CONTINUED)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity attributable to the Company	Non-controlling Interests	Total Shareholders’s Equity	Outstanding Shares

	(in millions, except for shares outstanding)							(in thousands)
Balance at January 1, 2011	$5	$12,776	$1,225	$1,182	$15,188	$245	$15,433	4,829
Cumulative effect of change in accounting principle, net of tax (Note 1)	-	-	36	-	36	-	36

Balance at January 1, 2011	$5	$12,776	$1,261	$1,182	$15,224	$245	$15,469	4,829
Net income (loss)	-	-	(855)	-	(855)	44	(811)
Other comprehensive income (loss), net of tax	-	-	-	2,976	2,976	-	2,976
Share-based payments	-	13	-	-	13	-	13
Contributions from noncontrolling interests	-	-	-	-	-	64	64
Distributions to non-controlling interests	-	-	-	-	-	(94)	(94)

Balance at December 31, 2011	$5	$12,789	$406	$4,158	$17,358	$259	$17,617	4,829

Net income (loss)	-	-	(159)	-	(159)	26	(133)
Other comprehensive income (loss), net of tax	-	-	-	1,247	1,247	-	1,247
Share-based payments	-	3	-	-	3	-	3
Acquisition of noncontrolling interests	-	(2)	-	-	(2)	-	(2)
Contributions from noncontrolling interests	-	-	-	-	-	42	42
Distributions to non-controlling interests	-	-	-	-	-	(114)	(114)

Balance at December 31, 2012	$5	$12,790	$247	$5,405	$18,447	$213	$18,660	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years ended December 31,
	2012	2011	2010

	(in millions)
Cash flows from operating activities:
Net income (loss)	$(133)	$(811)	$(964)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	(5)	27	174
Net realized investments and other (gains) losses	2,168	(3,135)	(82)
Change in expected internal rate of return on leveraged leases	247	-	118
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,385	2,841	682
Capitalization of deferred policy acquisition costs and deferred sales inducements	(719)	(766)	(1,039)
Goodwill impairment	-	500	1,600
Depreciation and amortization	152	140	132
Net cash flows from trading securities	73	234	143
(Increase) decrease in accrued investment income	27	(91)	(77)
(Increase) decrease in other assets and other liabilities, net	(752)	521	151
Increase (decrease) in policyholder liabilities and accruals, net	(1,279)	3,980	1,305
Interest credited to policyholder liabilities	1,180	1,156	1,148
Increase (decrease) in deferred income taxes	(378)	(100)	401

Net cash provided by (used in) operating activities	1,966	4,496	3,692

Cash flows from investing activities:
Sales of:
Fixed maturities	21,625	27,779	20,277
Equity securities	264	233	1,153
Mortgage loans on real estate	1,347	1,367	961
Investment real estate, agriculture, and timber	42	43	22
Other invested assets	527	122	377
Maturities, prepayments, and scheduled redemptions of:
Fixed maturities	1,369	2,316	1,834
Mortgage loans on real estate	338	367	383
Other invested assets	238	267	233
Purchases of:
Fixed maturities	(22,647)	(31,201)	(27,115)
Equity securities	(193)	(185)	(1,118)
Investment real estate, agriculture, and timber	(1,134)	(814)	(602)
Other invested assets	(1,082)	(943)	(1,031)
Mortgage loans on real estate issued	(1,821)	(2,443)	(2,117)
Net (purchases) redemptions of short-term investments	(548)	(147)	2,501
Other, net	(27)	111	15

Net cash provided by (used in) investing activities	(1,702)	(3,128)	(4,227)

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS – (CONTINUED)

	Years ended December 31,
	2012	2011	2010

	(in millions)
Cash flows from financing activities:
Capital contribution from Parent	-	-	350
Increase (decrease) in amounts due to affiliates	(37)	63	(1,254)
Universal life and investment-type contract deposits	3,090	3,573	4,015
Universal life and investment-type contract maturities and withdrawals	(3,083)	(4,168)	(4,269)
Net transfers from (to) separate accounts related to universal life and investment-type contracts	512	156	7
Excess tax benefits related to share-based payments	-	-	5
Repayments of consumer notes, net	(103)	(147)	(239)
Issuance of short-term debt	2	6	2
Repayments of short-term debt	-	(2)	(1)
Issuance of long-term debt	1	1	2
Repayments of long-term debt	(106)	(213)	(101)
Contributions from noncontrolling interests	42	64	23
Distributions to noncontrolling interests	(114)	(94)	(52)
Unearned revenue on financial reinsurance	(254)	(82)	(112)
Net reinsurance recoverable	1	(1)	(23)

Net cash provided by (used in) financing activities	(49)	(844)	(1,647)

Net increase (decrease) in cash and cash equivalents	215	524	(2,182)
Adoption of ASC 810, consolidation of variable interest entities	-	-	39
Cash and cash equivalents at beginning of year	3,296	2,772	4,915

Cash and cash equivalents at end of year	$3,511	$3,296	$2,772

Non-cash financing activities during the year:
Transfer of assets for fixed deferred annuity reinsurance transactions	$(6,768)	$-	$-
Transfer of certain pension and postretirement benefit plans to Parent	-	-	(13)

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company (U.S.A.) (“JHUSA”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

JHUSA and its subsidiaries (“the Company”) provide a wide range of insurance and investment products to both individual and institutional customers located primarily in the United States. These products, including individual life insurance, individual and group long-term care insurance, and mutual funds, are sold through an extensive network of agents, securities dealers, and other financial institutions. The Company also offers investment management services to the Company’s separate account, mutual fund, and institutional customers. The Company suspended sales of all its individual and group fixed and variable annuities. The Company is licensed to sell insurance in 50 states of the United States.

The Company manages individual and group fixed and variable annuity, and individual life insurance contracts (collectively, the contracts) for both individual and institutional customers. Amounts invested in the fixed portion of the contracts are allocated to the general account of the Company. Amounts invested in the variable portion of the contracts are allocated to the separate accounts of the Company. Each of these separate accounts invests in shares of one of the various portfolios of the John Hancock Variable Insurance Trust (“JHVIT”), a no-load, open-end investment management company organized as a Massachusetts business trust, or in open-end investment management companies offered and managed by unaffiliated third parties.

Basis of Presentation. These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from these estimates.

The accompanying consolidated financial statements include the accounts of the Company, including its majority-owned and controlled subsidiaries and variable interest entities (“VIEs”) in which the Company is the primary beneficiary or has control over the VIE. Partnerships, joint venture interests, and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. All significant intercompany transactions and balances have been eliminated. For further discussion regarding VIEs, see the Relationships with Variable Interest Entities Note.

Reclassifications. Certain prior year amounts have been reclassified to conform to the current year presentation. The Company’s accounting policy is to present all ceded net investment income and realized gains (losses) associated with affiliated reinsurance contracts as part of other operating costs and expenses. To be consistent for all affiliated reinsurance contracts, the Company reclassified $1,788 million and ($196) million from net realized investment and other gains (losses) to other operating costs and expenses for the years ended December 31, 2011 and 2010, respectively. There was no impact to net income for this change in presentation.

Investments. The Company determines the classification of its financial assets at initial recognition. Fixed maturity and equity securities are recognized initially at fair value plus, in the case of investments not held for trading, directly attributable transaction costs. The Company classifies its fixed maturity and equity securities, other than leveraged leases, as either available-for-sale or held-for-trading and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder’s equity, net of policyholder related amounts and deferred income taxes. Unrealized investment gains and losses related to held-for-trading securities are reflected in net realized investment and other gains (losses).

Interest income on fixed maturity securities is generally recognized on the accrual basis. The amortized cost of fixed maturity securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts is on an effective yield basis and is included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the fixed maturity security.

The Company classifies its leveraged leases as fixed maturity securities and calculates their carrying value by accruing income at their expected internal rate of return.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities primarily include common stock. Dividends are recorded as income on the ex-dividend date. The Company recognizes an impairment loss only when management does not expect to recover the cost of the equity security. In determining whether an equity security is impaired, the Company considers its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value. Equity securities that do not have readily determinable fair values are included in other invested assets.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When contractual payments of mortgage investments are more than 90 days in arrears or when loans are considered impaired, interest is no longer accrued. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is applied to reduce the outstanding investment balance. Interest received on other mortgage loans that are on non-accrual status is recorded as interest income on a cash basis. If foreclosure becomes probable, the measurement method used is based on the collateral’s fair value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, agriculture, and timber, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate, agriculture, and timber is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

Derivative Financial Instruments. The Company uses derivative financial instruments (“derivatives”) to manage exposures to foreign currency, interest rate, credit, and other market risks arising from on-balance sheet financial instruments, certain insurance contract liabilities, and selected anticipated transactions. Derivatives are recorded at fair value. Derivatives with unrealized gains are reported as derivative assets and derivatives with unrealized losses are reported as derivative liabilities. Derivatives embedded in other instruments (“host instruments”), such as investment securities, reinsurance contracts, and certain benefit guarantees, are separately recorded as derivatives when their economic characteristics and risks are not closely related to those of the host instrument, the terms of the embedded derivative are the same as those of a stand-alone derivative, and the host instrument is not held-for-trading or carried at fair value.

A determination is made for each relationship as to whether hedge accounting can be applied. Where hedge accounting is not applied, changes in fair value of derivatives are recorded in net realized investment and other gains (losses).

Where the Company has elected to use hedge accounting, a hedge relationship is designated and documented at inception. Hedge effectiveness is evaluated at inception and throughout the term of the hedge, and hedge accounting is only applied

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

when the Company expects that each hedging instrument will be highly effective in achieving offsetting changes in fair value or changes in cash flows attributable to the risk being hedged. Hedge effectiveness is assessed quarterly using a variety of consistently applied techniques, including regression analysis and cumulative dollar offset. When it is determined that the hedging relationship is no longer effective or the hedged item has been sold or terminated, the Company discontinues hedge accounting prospectively. In such cases, if the derivative hedging instruments are not sold or terminated, any subsequent changes in fair value of the derivative are recognized in net realized investment and other gains (losses).

For derivatives that are designated as hedging instruments, changes in fair value are recognized according to the nature of the risks being hedged, as discussed below.

Fair Value Hedges. In a fair value hedging relationship, changes in the fair value of the hedging derivatives are recorded in net realized investment and other gains (losses), along with changes in fair value attributable to the hedged risk. The carrying value of the hedged item is adjusted for changes in fair value attributable to the hedged risk. To the extent the changes in the fair value of derivatives do not offset the changes in the fair value of the hedged item attributable to the hedged risk in net realized investment and other gains (losses), any ineffectiveness will remain in net realized investment and other gains (losses). When hedge accounting is discontinued, the carrying value of the hedged item is no longer adjusted and the cumulative fair value adjustments are amortized to net investment income over the remaining term of the hedged item unless the hedged item is sold, at which time the balance is recognized immediately in net investment income.

Cash Flow Hedges. In a cash flow hedge relationship, the effective portion of the changes in the fair value of the hedging instrument is recorded in accumulated other comprehensive income (AOCI), while the ineffective portion is recognized in net realized investment and other gains (losses). Unrealized gains and losses recorded in AOCI are recognized in income during the same periods as the variability in the cash flows hedged or the hedged forecasted transactions are recognized.

Unrealized gains and losses on cash flow hedges recorded in AOCI are reclassified immediately to income when the hedged item is sold or the forecasted transaction is no longer expected to occur. When a hedge is discontinued, but the hedged forecasted transaction remains highly probable to occur, the amounts in AOCI are reclassified to net realized investment and other gains (losses) in the periods during which variability in the cash flows hedged or the hedged forecasted transaction is recognized in income.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Goodwill, Value of Business Acquired, and Other Intangible Assets. Goodwill represents primarily the excess of the cost over the fair value of identifiable net assets acquired by MFC, on April 28, 2004 (the “acquisition date”). The allocation of purchase consideration resulted in the recognition of goodwill, value of business acquired (“VOBA”), and other intangible assets as of the acquisition date.

VOBA is the present value of estimated future profits of insurance policies in-force related to businesses acquired by MFC. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs (“DAC”) and tests for recoverability at least annually.

Other intangible assets include brand name, investment management contracts (fair value of the investment management relationships between the Company and the mutual funds managed by the Company), distribution networks, and other investment management contracts (institutional investment management contracts managed by the Company’s investment management subsidiaries) recognized at the acquisition date. Brand name and investment management contracts are not subject to amortization. Distribution networks and other investment management contracts are amortized over their respective estimated lives in other operating costs and expenses.

The Company tests goodwill and intangible assets not subject to amortization for impairment at least annually, or more frequently if circumstances indicate impairment may have occurred. Amortizing intangible assets are reviewed for impairment only upon the occurrence of certain triggering events. An impairment is recorded whenever goodwill or an intangible asset’s fair value is deemed to be less than its carrying value. For discussions regarding goodwill impairments recorded during the years ended December 31, 2012, 2011, and 2010, see the Goodwill, Value of Business Acquired, and Other Intangible Assets Note.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Deferred Policy Acquisition Costs, Deferred Sales Inducements, and Unearned Revenue. DAC are costs that are directly related to the successful acquisition or renewal of insurance contracts. Such costs include: (1) incremental direct costs of contract acquisition, such as commissions; (2) the portion of an employee’s total compensation and benefits directly related to underwriting, policy issuance and processing, medical inspection, and contract selling of new and renewal insurance contracts with respect to actual policies acquired or renewed; (3) other costs directly related to acquisition or renewal activities that would not have been incurred had a policy not been acquired or renewed; and (4) in limited circumstances, the costs of direct response advertising whose primary purpose is to elicit sales to customers who could be shown to have responded specifically to the advertising and that results in contract acquisition. All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized investment and other gains (losses), and mortality and expense margins. DAC amortization includes retrospective adjustments when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on investments as if these gains (losses) had been realized, with corresponding credits or charges included in AOCI.

DAC and unearned revenue related to non-participating traditional life insurance and DAC related to long-term care insurance are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual and group annuity products. The Company defers sales inducements (“DSI”) and amortizes them over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

Reinsurance. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Consolidated Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks, and provide additional capacity for growth. Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its contract holders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

When a reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, the Company accounts for the agreement as financial reinsurance and uses deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company. For the years ended December 31, 2012, 2011, and 2010 there were no gains or losses on transfers of assets from the general account to the separate account.

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 33% and 34% of the Company’s traditional life net insurance in-force at December 31, 2012 and 2011, respectively, and 78%, 76%, and 77% of the Company’s traditional life net insurance premiums for the years ended December 31, 2012, 2011, and 2010, respectively.

Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, and interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

Policyholders’ funds are generally equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the acquisition date, and additional reserves established on certain guarantees offered in certain investment-type products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

Components of policyholders’ funds were as follows:

	December 31,
	2012	2011

	(in millions)
Participating pension contracts	$1,613	$1,771
Funding agreements	384	434
Guaranteed investments contracts	81	143

Total liabilities for investment-type products	2,078	2,348
Individual and group annuities	1,923	2,216
Certain traditional life policies, life insurance retained asset accounts and other	2,787	2,598

Total policyholders’ funds	$6,788	$7,162

Funding agreements are purchased from the Company by special purpose entities (“SPEs”), which in turn issue medium-term notes to global investors that are non-recourse to the Company. The SPEs are not consolidated in the Company’s consolidated financial statements.

Liabilities for unpaid claims and claim expense reserves include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

Policyholder Dividends. Policyholder dividends for the closed blocks are approved annually by JHUSA’s Board of Directors. The aggregate amount of policyholder dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year as appropriate, as well as management’s judgment as to the proper level of statutory surplus to be retained by JHUSA. For policies included in the JHUSA closed block, expense experience is included in determining policyholder dividends. Expense experience is not included for policies included in the John Hancock Life Insurance Company (“JHLICO”) closed block. JHLICO was a predecessor company that was merged into JHUSA on December 31, 2009. For additional information on the closed blocks, see the Closed Blocks Note.

Revenue Recognition. Premiums from participating and non-participating traditional life insurance, annuity policies with life contingencies, and reinsurance contracts are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due.

Deposits related to universal life and investment-type products are credited to policyholders’ account balances. Revenues from these contracts, as well as annuity contracts, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees, broker-dealer commissions and fees, and administration service fees. Such fees and commissions are recognized in the period in which the services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income when received. Selling commissions paid to the selling broker-dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods ranging from one to six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates. In accordance with the income tax sharing agreements in effect for the applicable tax years, the income tax expense (benefit) is computed as if each entity filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized for the consolidation group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Foreign Currency. Assets and liabilities of foreign operations are translated into U.S. dollars using current exchange rates as of the balance sheet date. Revenues and expenses are translated using the average exchange rates during the year. The resulting net translation adjustments for each year are included in AOCI. Gains or losses on foreign currency transactions are reflected in earnings.

Adoption of Recent Accounting Pronouncements

New accounting standards that do not have a material impact to the Company’s primary financial statements or notes thereto are not included below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Consolidated Financial Statements

Effective January 1, 2010, the Company adopted ASU No. 2009-17, “Consolidation – Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities,” (“ASU 2009-17”) which amends ASC Topic 810, “Consolidation” (“ASC 810”).

The amendments revise the accounting principles for assessing consolidation of a VIE and include the following features:

•

A new concept of control — now defined as an entity’s ability to make decisions that are most economically significant to the VIE coupled with economic exposure to the VIE’s variability. This definition replaces the previous concept of “exposure to the majority of the VIE’s variability” in determining when to consolidate another entity.

•	New guidance for determining which party, among parties with shared decision making powers over a VIE, makes the most significant decisions for the VIE.

•

A bright line test for removal rights over an entity’s decision maker by its equity owners, whereby removal rights are disregarded as an element of control unless they can be exercised successfully by a single party.

•	Expanded guidance on whether fees charged to a VIE by its decision maker are variable interests, leading to consolidation by the decision maker.

•	Removal of the previous scope exception for qualifying special purpose entities.

ASC 810 retains a scope exception for consolidation by investment companies of their investments.

The Company also adopted ASU No. 2010-10, “Consolidation — Amendments for Certain Investment Funds,” (“ASU 2010-10”) which amends ASC 810. This guidance was effective January 1, 2010 and deferred application of the amendments described above to certain entities that apply specialized accounting guidance for investment companies.

Adoption of these amendments resulted in consolidation of certain collateralized debt obligations sponsored by the Company. The impact on the Company’s Consolidated Statements of Changes in Shareholder’s Equity at January 1, 2010 was an increase in noncontrolling interests of $45 million, and a decrease in retained earnings of $2 million, net of tax.

In April 2010, the FASB issued ASU No. 2010-15, “How Investments Held through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments,” (“ASU 2010-15”) which amends ASC 944, “Financial Services-Insurance” (“ASC 944”). Under ASU No. 2010-15, an insurance entity should not consider the interests held through separate accounts for the benefit of policyholders in the insurer’s evaluation of its economics in a VIE, unless the separate account contract holder is a related party. This guidance is to be applied retrospectively to all prior periods upon the date of adoption. ASU No. 2010-15 was effective for the Company on January 1, 2011. Adoption of this guidance resulted in deconsolidation of $983 million of separate account assets, offset by deconsolidation of $983 million of separate account liabilities.

Fair Value Measurements

In May 2011, the FASB issued ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS” (“ASU 2011-04”) which amends ASC Topic 820, “Fair Value Measurements”. The key changes in measurement principles include limiting the concepts of highest and best use and valuation premise to nonfinancial assets, providing a framework for considering whether a premium or discount can be applied in a fair value measurement, and aligning the fair value measurement of instruments classified within an entity’s shareholders’ equity with the guidance for liabilities. Disclosures will be required for all transfers between Levels 1 and 2 within the valuation hierarchy, the use of a nonfinancial asset measured at fair value if its use differs from its highest and best use, the level in the valuation hierarchy of assets and liabilities not recorded at fair value but for which fair value is required to be disclosed, and for Level 3 measurements, quantitative information about unobservable inputs used, a description of the valuation processes used, and qualitative discussion about the sensitivity of the measurements. The Company adopted the revised accounting standard effective January 1, 2012 via prospective adoption, as required. The expanded disclosures required by this guidance are included in the Fair Value Measurements Note. The adoption of ASU 2011-04 did not impact the Company’s financial position or results of operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Comprehensive Income

In June 2011, the FASB issued ASU No. 2011-05, “Presentation of Comprehensive Income” (“ASU 2011-05”), and in December 2011 issued ASU No. 2011-12, “Deferral of the Effective Date for Amendments to the Presentation of Reclassification of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05” (“ASU 2011-12”) both of which amend ASC Topic 220, “Comprehensive Income”. These standards require entities to present items of net income and other comprehensive income either in a single continuous statement, or in separate, but consecutive statements of net income and other comprehensive income. The new requirements did not change which components of comprehensive income are recognized in net income or other comprehensive income, or when an item of other comprehensive income must be reclassified to net income. These standards became effective retrospectively beginning January 1, 2012. The Company opted to present the statements of net income and other comprehensive income in separate, but consecutive statements. The adoptions of ASU 2011-05 and ASU 2011-12 did not impact the Company’s financial position or results of operations.

Goodwill Impairment Testing

In September 2011, the FASB issued ASU No. 2011-08, “Testing for Goodwill Impairment” (“ASU 2011-08”) which amends ASC Topic 350, “Intangibles-Goodwill and Other” (“ASC 350”). ASU 2011-08 is intended to simplify how a company tests goodwill for impairment by giving companies the option to perform a qualitative assessment before calculating the fair value of the reporting unit. Under the guidance in ASU 2011-08, if this option is selected, a company is not required to calculate the fair value of a reporting unit unless the entity determines that it is more likely than not that its fair value is less than its carrying amount. The provisions of ASU 2011-08 became effective for the 2012 goodwill impairment testing. The adoption of ASU 2011-08 did not impact the Company’s financial position or results of operations.

Multiemployer Pension Plans

In September 2011, the FASB issued ASU No. 2011-09, “Disclosures about an Employer’s Participation in a Multiemployer Plan” (“ASU 2011-09”) which amends ASC Subtopic 715-80, “Compensation-Retirement Benefits-Multiemployer Plans.” For a subsidiary participating in the pension plan of its parent, the revised standard requires the disclosure of the name of the plan in which the subsidiary participates and the amount of contributions it made. This guidance became effective as of December 15, 2011 and has been applied retrospectively. The adoption of ASU 2011-09 did not impact the Company’s financial position or results of operations.

Deferred Policy Acquisition Costs and Deferred Sales Inducements

Effective January 1, 2012, the Company adopted ASU No. 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts” (“ASU 2010-26”) which amends ASC 944. ASU 2010-26 modifies the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal contracts. This guidance has been applied retrospectively, as permitted by the standard. As a result of this accounting change, shareholder’s equity, as of January 1, 2010, decreased by $586 million, after tax, from $15,576 million, as previously reported, to $14,990 million due to a reduction of the Company’s DAC and DSI asset balance related to certain costs that did not meet the provisions of the standard.

Other Invested Assets

The Company has an investment in a power fund which is recorded using the equity method of accounting and the balance is recorded in other invested assets. Prior to 2012, the portfolio investments held by the power fund were recorded at cost. As reported to the Company in 2012, the investee met the requirements of an investment company under ASC Topic 946, “Financial Services — Investment Companies” and recognized the portfolio investments at fair value. This change by the investee was accounted for as a change in accounting principle effective January 1, 2011. Consistent with the investee’s approach, the Company has also treated this as a change in accounting principle applied retrospectively. This change resulted in an increase to retained earnings of $36 million, net of tax of $19 million, and other invested assets of $55 million as of January 1, 2011.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

The following tables present the effects of retrospective adjustments and reclassifications to the Company’s previously reported Consolidated Balance Sheet, Consolidated Statements of Operations and Consolidated Statements of Cash Flows related to the adoption of ASU 2010-26 for DAC and DSI, the change in accounting for its other invested assets, and for the presentation reclassification:

	December 31, 2011
	As Previously Reported	DAC and DSI Change in Accounting Principle (1)	Other Invested Assets Change in Accounting Principle (2)	Presentation Reclassification (3)	As Reported

	(in millions)
Assets
Other invested assets	$4,446	$-	$55	$-	$4,501
Deferred policy acquisition costs and deferred sales inducements	7,186	(888)	-	-	6,298
Liabilities
Future policy benefits	88,879	2	-	108	88,989
Deferred income tax liability	4,214	(311)	19	-	3,922
Other liabilities	4,271	-	-	(108)	4,163
Shareholder’s Equity
Retained earnings	1,005	(635)	36	-	406
Accumulated other comprehensive income	4,102	56	-	-	4,158
Total shareholder’s equity	18,160	(579)	36	-	17,617

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

	Year ended December 31, 2011
	As Previously Reported	DAC and DSI Change in Accounting Principle (1)	Other Invested Assets Change in Accounting Principle (2)	Presentation Reclassification (3)	As Reported

	(in millions)
Revenues
Fee income	$5,718	$(1)	$-	$-	$5,717
Net realized investment and other gains (losses)	1,347	-	-	1,788	3,135
Other Revenue	121	-	-	3	124
Benefits and Expenses
Benefits to policyholders	7,638	1	-	-	7,639
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	3,076	(235)	-		2,841
Other operating costs and expenses	4,362	160	-	1,791	6,313
Income (loss) before income taxes	(1,216)	73	-	-	(1,143)
Income tax expense (benefit)	(358)	26	-	-	(332)
Net income (loss)	(858)	47	-	-	(811)
Net income (loss) attributable to the Company	(902)	47	-	-	(855)

	Year ended December 31, 2010
	As Previously Reported	DAC and DSI Change in Accounting Principle (1)	Other Invested Assets Change in Accounting Principle (2)	Presentation Reclassification (3)	As Reported

	(in millions)
Revenues
Fee income	$3,773	$(2)	$-	$-	$3,771
Net realized investment and other gains (losses)	278	-	-	(196)	82
Benefits and Expenses
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	752	(70)	-	-	682
Other operating costs and expenses	3,225	201	-	(196)	3,230
Income (loss) before income taxes	(655)	(133)	-	-	(788)
Income tax expense (benefit)	222	(46)	-	-	176
Net income (loss)	(877)	(87)	-	-	(964)
Net income (loss) attributable to the Company	(913)	(87)	-	-	(1,000)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

	Year ended December 31, 2011
	As Previously Reported	DAC and DSI Change in Accounting Principle (1)	Other Invested Assets Change in Accounting Principle (2)	Presentation Reclassification (3)	As Reported

	(in millions)
Cash flows from operating activities
Net income (loss)	$(858)	$47	$-	$-	$(811)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Net realized investment and other gains (losses)	(1,347)	-	-	(1,788)	(3,135)
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	3,076	(235)	-	-	2,841
Capitalization of deferred policy acquisition costs and deferred sales inducements	(926)	160	-	-	(766)
Increase (decrease) in other assets and other liabilities, net	(1,269)	2	-	1,788	521
Increase (decrease) in deferred income taxes	(126)	26	-	-	(100)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

	Year ended December 31, 2010
	As Previously Reported	DAC and DSI Change in Accounting Principle (1)	Other Invested Assets Change in Accounting Principle (2)	Presentation Reclassification (3)	As Reported

	(in millions)
Cash flows from operating activities
Net income (loss)	$(877)	$(87)	$-	$-	$(964)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Net realized investment and other gains (losses)	(278)	-	-	196	(82)
Change in expected internal rate of return on leveraged leases	-	-	-	118	118
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	752	(70)	-	-	682
Capitalization of deferred policy acquisition costs and deferred sales inducements	(1,240)	201	-	-	(1,039)
Increase (decrease) in other assets and other liabilities, net	345	2	-	(196)	151
Increase (decrease) in deferred income taxes	447	(46)	-	-	401
Cash flows from investing activities
Other, net	133	-	-	(118)	15
(1)	See discussion included in the Significant Accounting Policies Note – Adoption of Recent Accounting Pronouncements – Deferred Policy Acquisition Costs and Deferred Sales Inducements for further information on this change to the Company’s previously reported results.
(2)	See discussion included in the Significant Accounting Policies Note – Adoption of Recent Accounting Pronouncements – Other Invested Assets for further information on this change to the Company’s previously reported results.
(3)	See discussion included in the Significant Accounting Policies Note – Reclassifications for further information on this change to the Company’s previously reported results.

Future Adoption of Recent Accounting Pronouncements

Offsetting Assets and Liabilities

In December 2011, the FASB released ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) which amends ASC Topic 210, “Balance Sheet”. ASU 2011-11 requires companies to provide new disclosures about offsetting and related arrangements for financial instruments and derivatives. The provisions of ASU 2011-11 are effective for annual reporting periods beginning on or after January 1, 2013, and are required to be applied retrospectively. When adopted, ASU 2011-11 is not expected to materially impact the Company’s financial position or results of operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Indefinite-Lived Intangible Asset Impairment Testing

In July 2012, the FASB issued ASU No. 2012-02, “Testing Indefinite-Lived Intangible Assets for Impairment” (“ASU 2012-02”) which amends ASC 350. ASU 2012-02 is intended to simplify how a company tests indefinite-lived intangible assets for impairment by giving companies the option to perform a qualitative assessment before calculating the fair value of the indefinite-lived intangible asset. Under the guidance in ASU 2012-02, if this option is selected, a company is not required to calculate the fair value of an indefinite-lived intangible asset unless the entity determines that it is more likely than not that its fair value is less than its carrying amount. The provisions of ASU 2012-02 are effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. Upon adoption, ASU 2012-02 is not expected to materially impact the Company’s financial position or results of operations.

Note 2 — Investments

Fixed Maturities and Equity Securities

The Company’s investments in available-for-sale fixed maturity and equity securities are summarized below:

	December 31, 2012
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$36,804	$5,160	$(271)	$41,693	$(38)
Commercial mortgage-backed securities	1,427	48	(81)	1,394	(17)
Residential mortgage-backed securities	301	1	(60)	242	(20)
Collateralized debt obligations	152	-	(46)	106	(33)
Other asset-backed securities	794	102	(2)	894	(1)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	11,165	1,009	(79)	12,095	-
Obligations of states and political subdivisions	4,482	913	(1)	5,394	-
Debt securities issued by foreign governments	1,230	243	(6)	1,467	-

Fixed maturities	56,355	7,476	(546)	63,285	(109)
Other fixed maturities (1)	1,711	-	-	1,711	-

Total fixed maturities available-for-sale	58,066	7,476	(546)	64,996	(109)

Equity securities available-for-sale	294	97	(5)	386	-

Total fixed maturities and equity securities available-for-sale	$58,360	$7,573	$(551)	$65,382	$(109)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2011
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$39,646	$4,258	$(573)	$43,331	$(50)
Commercial mortgage-backed securities	3,163	101	(132)	3,132	(11)
Residential mortgage-backed securities	577	1	(208)	370	(32)
Collateralized debt obligations	217	-	(86)	131	(32)
Other asset-backed securities	1,013	89	(9)	1,093	(2)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	11,573	1,250	-	12,823	-
Obligations of states and political subdivisions	4,323	642	(1)	4,964	-
Debt securities issued by foreign governments	1,178	250	(6)	1,422	-

Fixed maturities	61,690	6,591	(1,015)	67,266	(127)
Other fixed maturities (1)	1,959	-	-	1,959	-

Total fixed maturities available-for-sale	63,649	6,591	(1,015)	69,225	(127)

Equity securities available-for-sale	358	91	(10)	439	-

Total fixed maturities and equity securities available-for-sale	$64,007	$6,682	$(1,025)	$69,664	$(127)

(1)	The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.

The amortized cost and fair value of available-for-sale fixed maturities at December 31, 2012, by contractual maturity, are shown below:

	Amortized Cost	Fair Value

	(in millions)
Fixed maturities:
Due in one year or less	$1,742	$1,782
Due after one year through five years	7,325	7,863
Due after five years through ten years	8,622	9,530
Due after ten years	35,992	41,474

	53,681	60,649
Asset-backed and mortgage-backed securities	2,674	2,636

Total	$56,355	$63,285

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Fixed Maturities and Equity Securities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all fixed maturity securities where there is evidence of impairment or a significant unrealized loss at the balance sheet date. Generally, securities with market value less than 60 percent of amortized cost for six months or more indicate an impairment is present. Accordingly, securities in this category are normally deemed impaired unless there is clear evidence they should not be impaired. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a fixed maturity security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the fixed maturity security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired fixed maturity security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired, and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For fixed maturity securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less than the security’s amortized cost, then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment and other gains (losses) on the Consolidated Statements of Operations, while the non-credit loss is charged to AOCI on the Consolidated Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, investee financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions.

The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. For mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

Similarly, management evaluates all facts and circumstances and exercises professional judgment in determining whether an other-than-temporary impairment of equity securities exists. The MFC Credit Committee reviews and approves the proposed impairments based on an analysis of the evidence, including the current market price, the length of time the security has been in an unrealized loss position, forecasted EPS, consensus price targets, projected P/E ratios, overall financial health of each issuer, liquidity or solvency issues, announced changes in ownership structure, changes to issuer debt ratings, changes to dividend payments, changes in products, markets or competition, and other industry specific or macro economic factors.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of other-than-temporary impairment charges.

The following table rolls forward the amount of credit losses recognized in earnings on available-for-sale fixed maturity securities for which a portion of the other-than-temporary impairment was also recognized in AOCI:

Credit losses on available-for-sale fixed maturities:

	December 31,
	2012	2011	2010

	(in millions)
Balance, beginning of year	$380	$399	$361

Additions:
Credit losses for which an other-than-temporary impairment was not previously recognized	75	38	93
Credit losses for which an other-than-temporary impairment was previously recognized	12	13	10

Deletions:
Amounts related to sold, matured, or paid down available-for-sale fixed maturities	(96)	(70)	(65)

Balance, end of year	$371	$380	$399

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual available-for-sale fixed maturity and equity securities have been in a continuous unrealized loss position:

Unrealized Losses on Available-For-Sale Fixed Maturity and Equity Securities — By Investment Age

	December 31, 2012
	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$2,008	$(85)	$1,404	$(186)	$3,412	$(271)
Commercial mortgage-backed securities	129	(1)	223	(80)	352	(81)
Residential mortgage-backed securities	1	-	214	(60)	215	(60)
Collateralized debt obligations	-	-	99	(46)	99	(46)
Other asset-backed securities	5	-	30	(2)	35	(2)
US Treasury securities and obligations of US government corps and agencies	3,847	(79)	-	-	3,847	(79)
Obligations of states and political subdivisions	116	(1)	-	-	116	(1)
Debt securities issued by foreign governments	7	-	86	(6)	93	(6)
Total fixed maturities available-for-sale	6,113	(166)	2,056	(380)	8,169	(546)
Equity securities available-for-sale	14	(3)	4	(2)	18	(5)
Total	$6,127	$(169)	$2,060	$(382)	$8,187	$(551)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2011
	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$2,854	$(106)	$2,911	$(467)	$5,765	$(573)
Commercial mortgage-backed securities	359	(8)	327	(124)	686	(132)
Residential mortgage-backed securities	30	(2)	320	(206)	350	(208)
Collateralized debt obligations	5	(1)	123	(85)	128	(86)
Other asset-backed securities	74	(3)	80	(6)	154	(9)
US Treasury securities and obligations of US government corps and agencies	-	-	-	-	-	-
Obligations of states and political subdivisions	-	-	93	(1)	93	(1)
Debt securities issued by foreign governments	-	-	104	(6)	104	(6)
Total fixed maturities available-for-sale	3,322	(120)	3,958	(895)	7,280	(1,015)
Equity securities available-for-sale	37	(9)	12	(1)	49	(10)
Total	$3,359	$(129)	$3,970	$(896)	$7,329	$(1,025)

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade available-for-sale fixed maturity securities decreased to $280 million at December 31, 2012 from $619 million at December 31, 2011.

At December 31, 2012 and 2011, there were 624 and 919 available-for-sale fixed maturity securities with an aggregate gross unrealized loss of $546 million and $1,015 million, respectively, of which the single largest unrealized loss was $33 million and $31 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

At December 31, 2012 and 2011, there were 75 and 125 equity securities with an aggregate gross unrealized loss of $5 million and $10 million, respectively, of which the single largest unrealized loss was $2 million and $2 million, respectively. The Company anticipates that these equity securities will recover in value in the near term.

Available-for-sale securities with amortized cost of $336 million were non-income producing for the year ended December 31, 2012. Non-income producing assets represent investments that have not produced income for the 12 months preceding December 31, 2012.

Securities Lending

The Company participated in a securities lending program for the purpose of enhancing income on securities held. There were no securities on loan and no collateral held as of December 31, 2012 and 2011. The Company maintains collateral at a level of at least 102% of the loaned securities’ market value and monitors the market value of the loaned securities on a daily basis.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Assets on Deposit and Pledged as Collateral

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the fair value of the pledged or deposited assets:

	December 31,
	2012	2011

	(in millions)
Bonds pledged in support of over-the-counter derivative instruments	$114	$134
Bonds pledged in support of exchange-traded futures	552	800
Bonds on deposit with government authorities	36	36
Mortgage loans pledged in support of real estate	52	52

Total assets pledged as collateral and on deposit	$754	$1,022

Mortgage Loans on Real Estate

At December 31, 2012 and 2011, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

December 31, 2012:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$2,162	East North Central	$1,477
Industrial	1,380	East South Central	166
Office buildings	3,711	Middle Atlantic	2,258
Retail	3,613	Mountain	719
Mixed use	6	New England	939
Agricultural	507	Pacific	3,589
Agribusiness	853	South Atlantic	2,782
Other	1,004	West North Central	482
		West South Central	649
		Canada / Other	175

Provision for losses	(44)	Provision for losses	(44)

Total	$13,192	Total	$13,192

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

December 31, 2011:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$2,017	East North Central	$1,511
Industrial	1,743	East South Central	219
Office buildings	4,029	Middle Atlantic	2,288
Retail	3,579	Mountain	888
Mixed use	183	New England	1,017
Agricultural	622	Pacific	3,665
Agribusiness	930	South Atlantic	2,904
Other	916	West North Central	568
		West South Central	771
		Canada / Other	188

Provision for losses	(45)	Provision for losses	(45)

Total	$13,974	Total	$13,974

At the end of each quarter, the MFC Loan Review Committee reviews all mortgage loans rated BB or lower, as determined by review of the underlying collateral, and decides whether an allowance for credit loss is needed. The Company considers collateral value, the borrower’s ability to pay, normal historical credit loss levels, and future expectations in evaluating whether an allowance for credit losses is required for impaired loans.

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Recoveries	Charge-offs and Disposals	Balance at End of Period

	(in millions)

Year ended December 31, 2012	$45	$24	$(1)	$(24)	$44

Year ended December 31, 2011	34	38	(1)	(26)	45

Year ended December 31, 2010	42	38	(5)	(41)	34

A mortgage loan charge-off is recorded when the impaired loan is disposed or when an impaired loan is determined to be a full loss with no possibility of recovery. Charge-offs are deducted from the allowance for probable losses.

Mortgage loans with a carrying value of $75 million were non-income producing for the year ended December 31, 2012. Mortgage loans with a carrying value of $75 million were on nonaccrual status at December 31, 2012. At December 31, 2012, mortgage loans with a carrying value of $15 million were delinquent by less than 90 days and $22 million were delinquent by 90 days or more.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The Company provides for credit risk on mortgage loans by establishing allowances against the carrying value of the impaired loans. The total recorded investment in mortgage loans that is considered to be impaired along with the related allowance for credit losses was as follows:

	December 31,
	2012	2011

	(in millions)
Impaired mortgage loans on real estate with provision for losses	$119	$131
Allowance for credit losses	(44)	(45)

Net impaired mortgage loans on real estate	$75	$86

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	December 31,
	2012	2011	2010

	(in millions)
Average recorded investment in impaired loans	$105	$109	$130
Interest income recognized on impaired loans	-	-	-

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (IRR). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2012	2011

	(in millions)
AAA	$319	$154
AA	1,460	1,310
A	2,928	2,749
BBB	7,648	8,811
BB	529	577
B and lower and unrated	308	373

Total	$13,192	$13,974

Investment Real Estate, Agriculture, and Timber

Investment real estate, agriculture, and timber of $136 million was non-income producing for the year ended December 31, 2012. Depreciation expense on investment real estate, agriculture, and timber was $84 million, $69 million, and $63 million in 2012, 2011, and 2010, respectively. Accumulated depreciation was $602 million and $514 million at December 31, 2012 and 2011, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Other Invested Assets

Other invested assets primarily consist of unconsolidated joint ventures, partnerships, and limited liability corporations, which are accounted for using the equity method of accounting. The carrying value of equity method investments totaled $4,458 million and $3,951 million at December 31, 2012 and 2011, respectively. Net investment income on investments accounted for under the equity method totaled $218 million, $222 million, and $197 million in 2012, 2011, and 2010, respectively. Total combined assets of such investments were $62,974 million and $55,010 million (consisting primarily of investments) and total combined liabilities were $14,830 million and $16,466 million (including $9,698 million and $10,547 million of debt) at December 31, 2012 and 2011, respectively. Total combined revenues and expenses of these investments in 2012 were $8,639 million and $4,696 million, respectively, resulting in $3,943 million of total combined income (loss) from operations. Total combined revenues and expenses of these investments in 2011 were $8,516 million and $4,750 million, respectively, resulting in $3,766 million of total combined income (loss) from operations. Total combined revenues and expenses of these investments in 2010 were $5,772 million and $4,884 million, respectively, resulting in $888 million of total combined income (loss) from operations. Depending on the timing of receipt of the audited financial statements of these other invested assets, the above investee level financial data may be up to one year in arrears.

Net Investment Income and Net Realized Investment and Other Gains (Losses)

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

	December 31,
	2012	2011	2010

	(in millions)
Net investment income
Fixed maturities	$2,943	$3,425	$3,199
Equity securities	7	9	10
Mortgage loans on real estate	771	798	766
Investment real estate, agriculture, and timber	216	205	171
Policy loans	300	305	326
Short-term investments	8	9	12
Derivatives	405	196	12
Equity method investments and other	182	303	269

Gross investment income	4,832	5,250	4,765

Less investment expenses	(273)	(261)	(269)

Net investment income	$4,559	$4,989	$4,496

	December 31,

	2012	2011	2010

	(in millions)
Net realized investment and other gains (losses)
Fixed maturities	$1,025	$1,131	$726
Equity securities	40	(11)	29
Mortgage loans on real estate	58	(82)	(62)
Derivatives	(3,441)	2,137	(558)
Other invested assets	189	62	30
Amounts credited to participating contract holders	(39)	(102)	(83)

Net realized investment and other gains (losses)	$(2,168)	$3,135	$82

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The change in net unrealized gains (losses) on fixed maturities classified as held-for-trading of $33 million, $46 million, and $34 million is included in net realized investment and other gains (losses) for the years ended December 31, 2012, 2011, and 2010, respectively.

The change in net unrealized gains (losses) on held-for-trading equities, included in net realized investment and other gains (losses) was $7 million, $(10) million, and $10 million for the years ended December 31, 2012, 2011, and 2010, respectively.

The change in net unrealized gains (losses) on derivatives of $(1,941) million, $2,687 million, and $(229) million is included in net realized investment and other gains (losses) for the years ended December 31, 2012, 2011, and 2010, respectively.

For the years ended December 31, 2012, 2011, and 2010, net investment income passed through to participating contract holders as interest credited to policyholders’ account balances amounted to $91 million, $100 million, and $106 million, respectively.

Gross gains were realized on the sale of available-for-sale securities of $1,284 million, $1,619 million, and $774 million for the years ended December 31, 2012, 2011, and 2010, respectively, and gross losses were realized on the sale of available-for-sale securities of $199 million, $291 million, and $194 million for the years ended December 31, 2012, 2011, and 2010, respectively. In addition, other-than-temporary impairments on available-for-sale securities of $95 million, $70 million, and $115 million for the years ended December 31, 2012, 2011, and 2010, respectively, were recognized in the Consolidated Statements of Operations.

Note 3 — Relationships with Variable Interest Entities

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are considered variable interest entities (“VIEs”).

The Company consolidates a VIE when it is determined that it is the primary beneficiary of the VIE, or controls the VIE. The Company’s analysis to determine whether it must consolidate the VIE includes review of the Company’s contractual rights and responsibilities, fees received, and interests held. For the purpose of disclosing consolidated variable interest entities, the Company aggregates similar entities.

If it is not considered to be the primary beneficiary of the VIE, nor does it have control over the VIE, the Company assesses the materiality of its relationship with the VIE to determine if it holds a significant variable interest, which requires disclosure. This assessment considers the materiality of the VIE relationship to the Company as, among other factors, a percentage of total investments, percentage of total net investment income, and percentage of total funds under management. For purposes of assessing materiality and disclosing significant variable interests, the Company aggregates similar entities.

Consolidated Variable Interest Entities

The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary or in control and which are consolidated in the Company’s financial statements. The liabilities recognized as a result of consolidating the VIEs do not represent claims against the general assets of the Company. Conversely, the assets recognized as a result of consolidating the VIEs can only be used to settle the liabilities recognized as a result of consolidating the VIEs.

	December 31,
	2012		2011

	Total Assets	Total Liabilities	Total Assets	Total Liabilities
	(in millions)
Collateralized debt obligations
(“CDOs”)	$71	$50	$198	$147

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities - (continued)

Significant Variable Interests in Unconsolidated Variable Interest Entities

The following table presents the total assets of, investment in, and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests, but it is not the primary beneficiary, nor does it have control over the VIE, and which have not been consolidated. The Company does not record any liabilities related to these unconsolidated VIEs.

	2012			2011
	Total Assets	Investment (1)	Maximum Exposure to Loss (2)	Total Assets	Investment (1)	Maximum Exposure to Loss (2)
	(in millions)
Collateralized debt obligations (3)	$341	$-	$-	$448	$-	$-
Real estate limited partnerships (4)	1,158	314	323	1,289	378	392
Timber funds (5)	3,601	478	496	2,058	109	136

Total	$5,100	$792	$819	$3,795	$487	$528

(1)	The Company’s investments in unconsolidated VIEs are included in available-for-sale fixed maturity securities and other invested assets on the Consolidated Balance Sheets.
(2)	The maximum exposure to loss related to CDOs is limited to the investment reported on the Company’s Consolidated Balance Sheets. The maximum exposure to loss related to real estate limited partnerships and timber funds is limited to the Company’s investment plus unfunded capital commitments. The maximum loss is expected to occur only upon bankruptcy of the issuer or investee or as a result of a natural disaster in the case of the timber funds.
(3)	The Company acts as an investment manager to certain CDOs for which it collects a management fee. In addition, the Company may invest in debt or equity securities issued by these CDOs or by CDOs managed by others. CDOs raise capital by issuing debt and equity securities and use the proceeds to purchase investments.
(4)	Real estate limited partnerships include partnerships established for the purpose of investing in real estate that qualifies for low income housing and/or historic tax credits. Limited partnerships are owned by a general partner, who manages the business, and by limited partners, who invest capital, but have limited liability and are not involved in the partnerships’ management. The Company is typically the sole limited partner or investor member of each and is not the general partner or managing member.
(5)	The Company acts as investment manager for the VIEs owning the timberland properties (the “timber funds”), in which the general account and institutional separate accounts invests. Timber funds are investment vehicles used primarily by large institutional investors, such as public and corporate pension plans, whose primary source of return is derived from the growth and harvest of timber and long-term appreciation of the property. The primary risks related to timberland investments include market value uncertainty (due to fluctuations in market prices for timberland outputs), liquidity risk (as compared to stocks and other financial instruments), and environmental risk (natural hazards or legislation related to threatened or endangered species). These risks are mitigated through effective investment management and geographic diversification of timberland investments and sound environmental risk governance practices. The Company collects an advisory fee from each timber fund and is also eligible for performance and forestry management fees.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets

The changes in the carrying value of goodwill by segment were as follows:

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2012	$-	$807	$146	$953
Impairment	-	-	-	-

Balance at December 31, 2012	$-	$807	$146	$953

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2011	$-	$1,307	$146	$1,453
Impairment	-	(500)	-	(500)

Balance at December 31, 2011	$-	$807	$146	$953

The Company tests goodwill for impairment annually and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. A reporting unit is defined as an operating segment or one level below an operating segment. In 2012, the Company had no goodwill impairment. In 2011, the Company impaired $500 million of goodwill associated with the Wealth Management segment. In 2010, the Company impaired the entire $1,600 million of goodwill associated with the Insurance segment. The impairments were reflective of the decrease in the expected future earnings for these businesses. The fair values were determined primarily using an earnings-based approach, which incorporated the segments’ in-force and new business embedded value using internal forecasts of revenue and expense.

Value of Business Acquired

The balance of and changes in VOBA were as follows:

	December 31,
	2012	2011

	(in millions)
Balance, beginning of year	$1,321	$1,959
Amortization	(224)	(389)
Change due to unrealized investment gains (losses)	136	(249)
Reinsurance recapture (1)	(37)	-

Balance, end of year	$1,196	$1,321

(1)	The amount relates to a universal life block of business that was recaptured by a third party resulting in the write off of the associated value of business acquired. The net impact of this recapture transaction was an $8 million gain and was recorded in fee income in the Consolidated Statement of Operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

The following table provides estimated future amortization for the periods indicated:

VOBA Amortization
(in millions)
2013	$116
2014	96
2015	92
2016	85
2017	81

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

Other Intangible Assets

Other intangible assets were as follows:

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2012
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	(73)	324
Other investment management contracts	56	(30)	26

Total	$1,353	$(103)	$1,250

December 31, 2011
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	(60)	337
Other investment management contracts	64	(31)	33

Total	$1,361	$(91)	$1,270

Amortization expense for other intangible assets was $16 million, $15 million, and $14 million for the years ended December 31, 2012, 2011, and 2010, respectively. Amortization expense for other intangible assets is expected to be approximately $17 million in 2013, $18 million in 2014, $17 million in 2015, $16 million in 2016, and $16 million in 2017.

During 2012, the Company impaired $4 million of other investment management contracts subject to amortization associated with the Corporate and Other segment. The impairment was recorded in other operating costs and expenses in the Consolidated Statement of Operations. The gross carrying value of the impaired other investment management contracts was $8 million and the associated accumulated amortization was $4 million. The impairments were reflective of a decrease in expected future earnings. The fair values were determined primarily using an earnings based approach using internal forecasts of revenue and expense.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs were as follows:

	December 31,
	2012	2011

	(in millions)
Balance, beginning of year	$6,111	$8,657
Capitalization	715	755
Amortization	(1,084)	(2,330)
Change due to unrealized investment gains	25	(971)

Balance, end of year	$5,767	$6,111

The balance of and changes in deferred sales inducements were as follows:

	December 31,
	2012	2011

	(in millions)
Balance, beginning of year	$187	$321
Capitalization	4	11
Amortization	(77)	(122)
Change due to unrealized investment gains	32	(23)

Balance, end of year	$146	$187

See the Summary of Significant Accounting Policies Note for information on the retrospective application of the adoption of new accounting guidance related to DAC and DSI.

Note 6 — Related Party Transactions

Reinsurance Transactions

Effective December 31, 2008, the Company entered into an amended and restated reinsurance agreement with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”), to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. The Company reported a reinsurance recoverable from JHRECO for ceded reserves and cost of reinsurance of ($180) million and ($161) million at December 31, 2012 and 2011, respectively, on the Company’s Consolidated Balance Sheets. As of December 31, 2012 and 2011, respectively, the Company reported a reinsurance payable to JHRECO of $29 million and $32 million, which was included with amounts due from and held for affiliates on the Company’s Consolidated Balance Sheets. Premiums ceded to JHRECO were $1 million, $93 million, and $1 million during the years ended December 31, 2012, 2011, and 2010 , respectively. Claims incurred ceded to JHRECO were $438 million, $520 million, and $465 million during the years ended December 31, 2012, 2011, and 2010, respectively.

The Company reinsured certain portions of its long-term care insurance and group annuity contracts with JHRECO. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are written both on a funds withheld basis and a modified coinsurance basis. As of July 1, 2010, amendments were made to the contracts to update the calculation of investment income and the expense allowance to reflect current experience. The Company recorded a liability for coinsurance funds withheld from JHRECO of $5,995 million and $5,439 million at December 31, 2012 and 2011, respectively, and recorded reinsurance recoverable from JHRECO of $6,232 million and $5,981 million at December 31, 2012 and 2011, respectively, on the Company’s Consolidated Balance Sheets. Premiums ceded to JHRECO were $613 million, $609 million, and $625 million during the years ended December 31, 2012, 2011, and 2010, respectively. Claims

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

incurred ceded to JHRECO were $313 million, $271 million, and $245 million during the years ended December 31, 2012, 2011, and 2010, respectively.

Effective October 1, 2008, the Company entered into a reinsurance agreement with an affiliate, Manulife Reinsurance (Bermuda) Limited (“MRBL”), to reinsure 75% of certain group annuity contracts in-force. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider, issued and in-force as of September 30, 2008. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument. Effective October 1, 2009, the original agreement was amended to increase the quota share percentage from 75% to 87%. Under the terms of the amended agreement, additional consideration of $250 million was paid by MRBL and is being amortized into income through other operating costs and expenses on a basis consistent with the manner in which the deferred policy acquisition costs on the underlying reinsured contracts are recognized. The balance of the unearned revenue liability was $1,072 million and $1,308 million as of December 31, 2012 and 2011, respectively.

Effective October 1, 2008, the Company entered into an amended and restated reinsurance agreement with MRBL to reinsure 90% of a significant block of variable annuity contracts in-force. All substantial risks, including all guaranteed benefits, related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance funds withheld. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. As of December 31, 2012 and 2011, respectively, the Company reported a reinsurance recoverable (payable) for ceded reserves and cost of reinsurance of $1,083 million and ($205) million. As of December 31, 2012 and 2011, respectively, the Company reported a coinsurance funds withheld liability of $267 million and $0 million on the Consolidated Balance Sheets. As of December 31, 2012 and 2011, respectively, the Company reported a reinsurance receivable from MRBL of $(35) million and $47 million, which was included with amounts due from and held for affiliates. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Consolidated Statements of Operations.

Effective December 31, 2004, the Company entered into a reinsurance agreement with MRBL to reinsure 75% of the non-reinsured risk of the JHLICO closed block. The Company amended this treaty during 2008 to increase the portion of non-reinsured risk reinsured under this treaty to 90% and amended it during 2009 to provide additional surplus relief. The reinsurance agreement is written on a modified coinsurance basis where the related financial assets remain invested with the Company. As the reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, it was classified as financial reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Consolidated Statements of Operations.

Effective December 31, 2003, the Company entered into a reinsurance agreement with MRBL to reinsure 90% of the non-reinsured risk of the JHUSA closed block. As approximately 90% of the mortality risk is covered under previously existing contracts with third-party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. The Company retained title to the invested assets supporting this block of business. These invested assets are held in trust on behalf of MRBL and are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. The amounts held at December 31, 2012 and 2011 were $2,487 million and $2,463 million, respectively, and are accounted for on a basis consistent with the methodologies described in the Significant Accounting Policy Note for similar financial instruments.

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting, and certain other administrative services. Costs incurred under the agreements were $482 million, $457 million, and $412 million for the years ended December 31, 2012, 2011, and 2010, respectively. As of December 31, 2012 and 2011, the Company had amounts payable to MFC and MLI of $17 million and $11 million, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Consolidated Balance Sheets and Consolidated Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Debt Transactions

Pursuant to subordinated surplus notes dated September 30, 2008, the Company borrowed $405 million from an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”). The interest rate is fixed at 7%, and interest is payable semi-annually. The notes mature on March 31, 2033. Interest expense was $29 million, $29 million, and $29 million for the years ended December 31, 2012, 2011, and 2010, respectively.

On December 22, 2006, the Company issued a subordinated note that was converted on September 30, 2008 to a subordinated surplus note. The outstanding amount to JHFC of $136 million is due December 15, 2016. Interest on the subordinated surplus note from October 1, 2008 until December 15, 2011 accrued at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 31, June 30, September 30, and December 31 and payable semi-annually on March 31 and September 30 of each year. Thereafter, interest accrues at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforementioned and payable semi-annually on June 15 and December 15 of each year until payment in full. Interest expense was $2 million, $0 million, and $1 million for the years ended December 31, 2012, 2011, and 2010, respectively.

The issuance of the above surplus notes by the Company was approved by the Michigan Commissioner of Financial and Insurance Regulation (the “Commissioner”), and any payments of interest or principal on the surplus notes require the prior approval of the Commissioner. The surplus notes are included with amounts due to affiliates on the Consolidated Balance Sheets.

Pursuant to a demand note receivable dated September 30, 2008, the Company has $295 million outstanding with MIC. The interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 0.83% per annum. Interest income was $4 million, $3 million, and $3 million for the years ended December 31, 2012, 2011, and 2010, respectively.

On December 28, 2011, the Company issued a promissory note to Manulife Management Services Limited (“MMSL”) in the amount of $200 million. During 2012, this balance was repaid in full. Interest on the loan was calculated at a fluctuating rate equal to LIBOR plus 0.1% per annum calculated and reset monthly and payable at maturity. Interest expense was $1 million and $0 million for the years ended December 31, 2012 and 2011, respectively.

On June 28, 2012, the Company issued a promissory note to Manulife Finance Switzerland AG (“MFSA”) in the amount of $153 million. Interest on the loan is calculated at a fluctuating rate equal to 3-month LIBOR plus 0.9% per annum payable quarterly with a maturity date of June 28, 2013. In addition, the Company renewed two previously outstanding promissory notes to MFSA with an outstanding balance of $7 million and combined these notes with the new note issued on June 12, 2012, thus bringing the total principal balance due to $160 million, with the terms noted above. Interest expense was $1 million and $0 million for the years ended December 31, 2012 and 2011, respectively.

On December 20, 2012, MIC issued a demand note to the Company in the amount of $130 million. Interest on the loan is calculated at a fluctuating rate equal to the LIBOR rate and is payable monthly. Interest expense was $0 million for the year ended December 31, 2012.

The fair value of the Company’s related party notes payable and note receivable totaled $831 million and $295 million, respectively, at December 31, 2012, and $748 million and $295 million, respectively at December 31, 2011.

Capital Stock Transactions

On December 16, 2010, the Company issued one share of common stock to MIC for $350 million in cash.

Other

On December 31, 2010, the Company issued a noncash dividend of $13 million to MIC as part of the transfer of certain pension and postretirement benefit plans.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

The Company, in the ordinary course of business invests funds deposited by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of the Company may attract deposits from affiliates of the Company. At December 31, 2012 and 2011, the Company managed approximately $8,947 million and $5,040 million of affiliate assets under management, respectively.

The Company has entered into two currency swap agreements with JHFC which are recorded at fair value. JHFC utilizes the currency swaps to hedge currency exposure on foreign currency financial instruments. The Company has also entered into two currency agreements with external counterparties which offset the currency swap agreements with JHFC. As of December 31, 2012 and 2011, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $84 million and $124 million, respectively.

JHUSA operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5,000 million in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. Interest payable on the funds will be reset daily to the one-month London Interbank Bid Rate.

The following table details the affiliates and their participation in JHUSA’s Liquidity Pool:

	December 31,
	2012	2011

	(in millions)
The Manufacturers Investment Corporation	$100	$202
John Hancock Financial Corporation	89	40
Manulife Reinsurance Limited	35	121
Manulife Reinsurance (Bermuda) Limited	89	81
Manulife Hungary Holdings KFT	5	5
John Hancock Insurance Company of Vermont	18	16
John Hancock Reassurance Company Limited	15	10
John Hancock Insurance Agency, Inc.	10	6

Total	$361	$481

The balances above are reported on the Consolidated Balance Sheets as amounts due to affiliates.

On July 15, 2009, MFC fully and unconditionally guaranteed payments from the guarantee periods of the accumulation phase of the Company’s new market value adjusted deferred annuity contracts.

On July 8, 2005, MFC fully and unconditionally guaranteed JHLICO’s SignatureNotes, both those outstanding at that time and those to be issued subsequently. On December 9, 2009, MFC issued a guarantee of any new SignatureNotes to be issued by the Company.

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes. As a result of the guarantees by MFC, the Company is exempt from filing quarterly and annual reports with the U.S. Securities and Exchange Commission (“SEC”) pursuant to SEC Rule 12h-5, and in lieu thereof, MFC reports condensed consolidating financial information regarding the Company in its quarterly and annual reports.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was revoked effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

Note 7 — Reinsurance

The effect of reinsurance on life, health, and annuity premiums earned was as follows:

	Years ended December 31,
	2012	2011	2010

	(in millions)
Direct	$3,591	$3,782	$4,192

Assumed	1,127	1,188	1,091

Ceded	(1,919)	(1,974)	(1,651)

Net	$2,799	$2,996	$3,632

For the years ended December 31, 2012, 2011, and 2010, benefits to policyholders under life, health, and annuity ceded reinsurance contracts were $3,101 million, $2,770 million, and $2,597 million, respectively.

The Company entered into a coinsurance agreement with Reinsurance Group of America (“RGA”) to reinsure 90% of its JHUSA fixed deferred annuity business effective April 1, 2012. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets which included $387 million in cash and approximately $4,916 million in fixed maturities and mortgage loans. The Company incurred a pre-tax loss of $56 million in connection with the transaction. Under the terms of the agreement, the Company will maintain responsibility for servicing of the policies and managing some of the assets. In addition, the agreement does not meet the criteria for reinsurance accounting and was given deposit-type accounting treatment that resulted in the recognition of an asset for amounts on deposit with reinsurers of $5,062 million on the Consolidated Balance Sheets.

The Company also entered into a coinsurance agreement with Commonwealth Annuity to reinsure 90% of its JHNY fixed deferred annuity business effective July 1, 2012. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets which included $231 million in cash and $1,481 million in fixed maturities. The Company incurred a pre-tax gain of $46 million in connection with the transaction. Under the terms of the agreement, the Company will maintain responsibility for servicing of the policies. In addition, the agreement does not meet the criteria for reinsurance accounting and was given deposit-type accounting treatment that resulted in the recognition of an asset for amounts on deposit with reinsurers of $1,701 million on the Consolidated Balance Sheets.

On July 1, 2011, the Company paid $159 million in fees to affiliates related to the recapture of Life Retrocession business reserves and net liabilities of $103 million from Manulife Reinsurance Limited and Manufacturers Life Insurance Company (Barbados Branch) resulting in a decrease to net income of $170 million, net of tax. Subsequent to the recapture transactions, the Company entered into a 100% coinsurance treaty with Pacific Life Insurance Company effective July 1, 2011. This treaty facilitated the transfer of Life Retrocession business reserves and net liabilities of $655 million, cash of $199 million and miscellaneous assets of $30 million resulting in a pre-tax gain of $426 million, which was deferred and included in reinsurance recoverable on the Consolidated Balance Sheets. This gain is amortized on a straight line basis over 10 years. Gain amortization for the years ended December 31, 2012 and 2011 were $43 million and $21 million, respectively.

Note 8 — Derivatives and Hedging Instruments

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, other financial instruments, commodity prices or indices. The Company uses derivatives including swaps, forward and futures agreements, caps and floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, commodity prices and equity market prices, and to replicate permissible investments.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Swaps are over-the-counter (“OTC”) contractual agreements between the Company and a third party to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument, foreign currency or other underlying commodity on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate cap agreements are contracts with counterparties which require the payment of a premium for the right to receive payments for the difference between the cap interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Similarly, interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, interest rate swap agreements, and pre-payable interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During future periods when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will receive on certain floating rate fixed income securities. The accumulated gain or loss will be amortized into investment income as a yield adjustment when the payments are made.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in non-qualifying hedging relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in qualifying and non-qualifying hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The Company also purchases interest rate caps and floors primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in qualifying and non-qualifying hedging relationships.

Credit Default Swaps. The Company manages credit risk through the issuance of credit default swaps (“CDS”). A CDS is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in qualifying and non-qualifying hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in non-qualifying hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in hedging and non-hedging relationships:

		December 31, 2012			December 31, 2011
		Notional Amount	Fair Value Assets	Fair Value Liabilities	Notional Amount	Fair Value Assets	Fair Value Liabilities

		(in millions)
Qualifying Hedging Relationships
Fair value hedges	Interest rate swaps	$9,336	$739	$1,048	$9,353	$734	$1,140
	Foreign currency swaps	232	-	157	246	-	171

Cash flow hedges	Interest rate swaps	13,232	2,669	73	15,472	3,627	192
	Foreign currency swaps	1,763	147	255	1,833	183	325
	Foreign currency forwards	182	9	-	201	4	-
	Equity market contracts	29	3	2	25	-	10

Total Derivatives in Hedging Relationships		$24,774	$3,567	$1,535	$27,130	$4,548	$1,838

Non-Hedging Relationships
	Interest rate swaps	$94,343	$8,094	$3,378	$71,640	$7,219	$3,122
	Interest rate futures	3,987	-	-	6,009	-	-
	Foreign currency swaps	1,463	121	150	1,561	163	154
	Foreign currency forwards	40	1	-	33	-	2
	Foreign currency futures	1,860	-	-	2,072	-	-
	Equity market contracts	108	7	5	24	-	10
	Equity index futures	9,107	-	-	9,063	-	-
	Interest rate options	1,323	43	-	336	9	-
	Credit default swaps	265	6	-	246	4	1
	Embedded derivatives – fixed maturities	-	-	-	-	-	-
	Embedded derivatives – reinsurance contracts	-	14	3,371	-	10	2,686
	Embedded derivatives – participating pension contracts (1)	-	-	129	-	-	106
	Embedded derivatives – benefit guarantees (1)	-	2,701	1,217	-	2,914	1,169

Total Derivatives in Non-Hedging Relationships		112,496	10,987	8,250	90,984	10,319	7,250

Total Derivatives (2)		$137,270	$14,554	$9,785	$118,114	$14,867	$9,088

(1)	Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets.

(2)	The fair values of all derivatives in an asset position are reported within derivative assets on the Consolidated Balance Sheets, and derivatives in a liability position are reported within derivative liabilities on the Consolidated Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The following table provides a summary of the derivative assets and liabilities including embedded derivatives as of December 31, 31, 2012 and 2011, respectively.

	December 31, 2012		December 31, 2011
	Fair Value Assets	Fair Value Liabilities	Fair Value Assets	Fair Value Liabilities

	(in millions)
Derivatives on balance sheets	$11,853	$8,439	$11,953	$7,813
Non-reinsurance embedded derivatives	2,701	1,346	2,914	1,275

Total derivatives	14,554	9,785	14,867	9,088
Netting adjustments (a)	(1,701)	(3,367)	(550)	(4,572)
Assets and cash collateral used to offset asset/liabilities	(8,288)	(1,408)	(10,156)	(342)
Affiliate reinsurance related to embedded derivatives (b)	(1,317)	(3,223)	(1,342)	(2,572)

Total derivatives after netting adjustments, collateral and net of reinsurance related embedded derivatives	$3,248	$1,787	$2,819	$1,602

(a)	Represents the netting of derivative exposures covered by a master netting agreement. For these purposes, a master netting agreement is an arrangement between the Company and a counterparty where more than one derivative contract exists between the two entities.

(b)	Represents activity related to reinsurance contracts between the Company and affiliated reinsurers. These entities are under common control with the Company by the Company’s ultimate parent, MFC, and they do not create an inter-connection to any third party financial institution unaffiliated with the Company.

Hedging Relationships

The Company uses derivatives for economic hedging purposes only. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as either fair value hedges or cash flow hedges, as described below.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps and currency forwards to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

For the years ended December 31, 2012, 2011, and 2010, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2012, the Company had no hedges of firm commitments.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The following tables show the investment gains (losses) recognized:

Year ended December 31, 2012
Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$118	$(93)	$25
	Fixed-rate liabilities	(4)	1	(3)
Foreign Currency Swaps	Fixed-rate assets	(1)	(22)	(23)
	Fixed-rate liabilities	-	-	-

Total		$113	$(114)	$(1)

Year ended December 31, 2011
Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$(546)	$679	$133
	Fixed-rate liabilities	339	(370)	(31)
Foreign Currency Swaps	Fixed-rate assets	(21)	10	(11)
	Fixed-rate liabilities	-	-	-

Total		$(228)	$319	$91

Year ended December 31, 2010
Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$(70)	$157	$87
	Fixed-rate liabilities	62	(64)	(2)
Foreign Currency Swaps	Fixed-rate assets	(73)	111	38
	Fixed-rate liabilities	-	-	-

Total		$(81)	$204	$123

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the year ended December 31, 2010, all of the Company’s hedged forecast transactions qualified as cash flow hedges. For the year ended December 31, 2011 certain cash flow hedges were discontinued because it was no longer probable that the original forecasted transaction would occur by the end of the originally specified time period documented at inception of the hedging relationship. In 2012 and 2011, the Company completed a comprehensive review of its projections of future cash flows related to hedging activity for its life insurance business and its long-term care business, respectively. As a result of the continued volatility in interest rates and current trends within the long-term care and life insurance businesses, the Company de-designated $1.6 billion (notional principal) of forward-starting interest rate swaps for the life insurance business in 2012, and $3.9 billion (notional principal) of forward-starting interest rate swaps for the long-term care business in 2011.

The accumulated other comprehensive income related to de-designated swaps continues to be deferred because the forecasted transactions are still possible of occurring. During 2012 and 2011, the deferred OCI related to the de-designated swaps amounted to $312 million, net of tax and $432 million, net of tax, respectively. If the forecasted transactions do occur, these amounts will be reclassified to earnings in the periods during which variability in the cash flows hedged or the hedged forecasted transactions are recognized in earnings. If the forecasted transactions become unlikely, the amounts will be reclassified to earnings in that period.

In addition, during 2012 the Company completed a review of the investment strategy for the JHNY universal life (“UL”) business. As part of this review, it was determined that it was appropriate for the UL business to begin investing in non-fixed income assets. Under the revised investment strategy, UL cash flows will be invested in a combination of fixed income and non-fixed income assets, potentially resulting in lower cash flows available for reinvestments in fixed income assets than originally anticipated for the UL cash flow hedging program. The Company voluntarily de-designated $150 million (notional principal) of forward-starting interest rate swaps in 2012, however believes that the originally forecasted fixed income asset purchases are still probable of occurring as forecasted. Accordingly, the accumulated other comprehensive income related to these de-designated swaps continues to be deferred. During 2012, the deferred OCI related to the de-designated swaps amounted to $30 million, net of tax. If the forecasted transactions do occur as expected, these amounts will be allocated to the acquired fixed income assets in the periods during which the hedged forecasted transactions occur and amortized to earnings over the life of the underlying fixed income assets acquired. If the forecasted transactions are no longer possible of occurring, the amounts will be reclassified to earnings in that period.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The following tables present the effects of derivatives in cash flow hedging relationships on the Consolidated Statements of Operations, the Consolidated Statements of Comprehensive Income (Loss) and the Consolidated Statements of Changes in Shareholder’s Equity.

Year ended December 31, 2012
Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$526	$212	$9
	Floating rate assets	(5)	-	-
	Inflation indexed liabilities	134	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	(16)	(4)	-
	Floating rate assets	(1)	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	3	1	-
	Foreign currency assets	-	-	-
Equity market contracts	Share-based payments	7	-	-

	Total	$648	$209	$9

Year ended December 31, 2011
Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$1,916	$59	$14
	Floating rate assets	5	-	-
	Inflation indexed liabilities	(136)	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	16	-	-
	Floating rate assets	(1)	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	(16)	-	-
	Foreign currency assets	-	-	-
Equity market contracts	Share-based payments	(7)	-	-

	Total	$1,777	$59	$14

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Year ended December 31, 2010

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$48	$(129)	$3
	Floating rate assets	-	-	-
	Inflation indexed liabilities	(43)	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	(25)	-	-
	Floating rate assets	(4)	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	(9)	-	-
	Foreign currency assets	(1)	-	-
Equity market contracts	Share-based payments	(3)	-	-

Total		$(37)	$(129)	$3

The Company anticipates that pre-tax net gains of approximately $70 million will be reclassified from AOCI to earnings within the next 12 months. The maximum time frame for which variable cash flows are hedged is 34 years.

For a rollforward of the net accumulated gains (losses) on cash flow hedges see the Shareholder’s Equity Note.

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swap agreements, interest rate futures contracts and CDS to manage credit risk, and interest rate cap and floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. Beginning in November 2007, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity and currency futures. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

For the years ended December 31, 2012, 2011, and 2010, net losses and net gains related to derivatives in a non-hedging relationship were recognized by the Company and the components were recorded in net realized investment and other gains (losses) as follows:

Years ended December 31,	2012	2011	2010
	(in millions)
Non-Hedging Relationships
Interest rate swaps	$(336)	$3,230	$145
Interest rate futures	(53)	(237)	(56)
Interest rate options	(8)	1	(1)
Credit defaults swaps	1	-	-
Foreign currency swaps	(32)	17	(68)
Foreign currency forwards	(5)	(10)	22
Foreign currency futures	-	16	(18)
Embedded derivatives	(1,730)	153	(93)
Equity market contracts	7	(1)	12
Equity index futures	(1,555)	(318)	(652)

Total Investment Gains (Losses) from Derivatives in Non-Hedging Relationships	$(3,711)	$2,851	$(709)

Credit Default Swaps. The Company replicates exposure to specific issuers by selling credit protection via CDS in order to complement its cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

The following table provides details of the CDS protection sold by type of contract and external agency rating for the underlying reference security, as of December 31, 2012 and 2011, respectively.

	December 31, 2012			December 31, 2011
	Notional amount[2]	Fair Value	Weighted average maturity (in years)[3]	Notional amount[2]	Fair Value	Weighted average maturity (in years)[3]
	(in millions)
Single name CDS[1]
Corporate Debt
AAA	$25	$1	4	$25	$1	5
AA	85	2	4	85	2	5
A	145	3	4	105	1	5
BBB	10	-	5	-	-

Total CDS protection sold	$265	$6		$215	$4

[1]

The rating agency designations are based on S&P where available followed by Moody’s, Dominion Bond Rating Services (DBRS), and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

[2]

Notional amount represents the maximum future payments the Company would have to pay its counterparties assuming a default of the underlying credit and zero recovery on the underlying issuer obligation.

[3]	The weighted average maturity of the CDS is weighted based on notional amounts.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The Company holds no purchased credit protection at December 31, 2012. At December 31, 2011 the Company held purchased credit protection with a total notional amount of $31 million and a fair value of $1 million. The average credit rating of the counterparties guaranteeing the underlying credit is A+ and the weighted average maturity is 5.5 years.

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include fixed maturities, reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company’s embedded derivatives, see the Fair Value Measurements Note.

Credit Risk. The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its over-the-counter derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2012 and 2011, the Company accepted collateral consisting of cash of $2,142 million and $1,446 million and various securities with a fair value of $5,430 million and $5,591 million, respectively, which is held in separate custodial accounts. In addition, the Company has pledged collateral to support both the over-the-counter derivative instruments and exchange traded futures. For further details regarding pledged collateral see the Investments Note.

Note 9 — Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. Most contracts contain certain guarantees, which are discussed more fully below.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,
	2012	2011

	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$8,346	$7,586
Net amount at risk related to deposits	182	174
Average attained age of contract holders	52	52

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. GMDB features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or (d) a combination of (b) and (c) above.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

Contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions, which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated and affiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

	December 31,
	2012	2011

	(in millions, except for ages and percentages)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$24,553	$23,864
Net amount at risk — net of reinsurance	64	174
Average attained age of contract holders	66	65

Return of net deposits plus a minimum return
In the event of death
Account value	$542	$562
Net amount at risk — net of reinsurance	305	332
Average attained age of contract holders	70	70
Guaranteed minimum return rate	5%	5%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$25,350	$25,558
Net amount at risk — net of reinsurance	265	559
Average attained age of contract holders	66	65

Guaranteed Minimum Income Benefit
Account value	$4,816	$5,102
Net amount at risk — net of reinsurance	40	50
Average attained age of contract holders	65	64

Guaranteed Minimum Withdrawal Benefit
Account value	$38,613	$36,581
Net amount at risk	774	1,116
Average attained age of contract holders	63	65

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2012	2011

	(in millions)
Type of Fund
Equity	$28,537	$27,351
Balanced	21,539	20,850
Bond	7,557	7,321
Money Market	1,407	1,667

Total	$59,040	$57,189

The following table summarizes the liabilities for guarantees on variable annuity contracts reflected in future policy benefits in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Total

	(in millions)
Balance at January 1, 2012	$247	$211	$1,165	$1,623
Incurred guarantee benefits	(51)	(91)	-	(142)
Other reserve changes	33	59	145	237

Balance at December 31, 2012	229	179	1,310	1,718
Reinsurance recoverable	(68)	(1,801)	(1,071)	(2,940)

Net balance at December 31, 2012	$161	$(1,622)	$239	$(1,222)

Balance at January 1, 2011	$225	$177	$507	$909
Incurred guarantee benefits	(66)	(75)	-	(141)
Other reserve changes	88	109	658	855

Balance at December 31, 2011	247	211	1,165	1,623
Reinsurance recoverable	(82)	(2,046)	(953)	(3,081)

Net balance at December 31, 2011	$165	$(1,835)	$212	$(1,458)

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserves were determined in accordance with ASC 815 “Derivatives and Hedging”.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2012 and 2011:

•

Data used included 1,000 stochastically generated investment performance scenarios. For the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations, risk neutral scenarios were used.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

•

For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

•	Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for ASC 815 calculations.

•	Annuity mortality was based on the Ruark table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•	Annuity base lapse rates vary by contract type, duration, type of living benefit or death benefit rider, and whether guaranteed withdrawals are being taken. The lapse rates range from 0.5% to 40%.

•

The discount rates used in the GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserve calculations range from 6.4% to 7%. The discount rates used in the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations were based on the term structure of swap curves with a credit spread based on the credit standing of MFC (for GMWB) and the reinsurers (for GMIB).

Note 10 — Closed Blocks

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues. Assets allocated to the closed blocks inure solely to the benefit of the holders of the policies included in the closed blocks and will not revert to the benefit of the shareholder of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior approval from the State of Michigan Office of Financial and Insurance Regulation.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

The assets and liabilities allocated to the closed blocks are recorded in the Company’s Consolidated Balance Sheets and Consolidated Statements of Operations on the same basis as other similar assets and liabilities. The carrying amount of the closed blocks’ liabilities in excess of the carrying amount of the closed blocks’ assets at the date the closed blocks were established (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed blocks that can be recognized in income over the period the policies in the closed blocks remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings of a closed block are greater than expected cumulative earnings of that block, only expected earnings will be recognized in that closed block’s income. Actual cumulative earnings in excess of expected cumulative earnings of a closed block represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to the policyholders of that closed block as an additional policyholder dividend unless otherwise offset by future closed block performance that is less favorable than originally expected. If actual cumulative performance of a closed block is less favorable than expected, expected earnings for that closed block will be recognized in net income, unless the policyholder dividend obligation has been reduced to zero, in which case actual earnings will be recognized in income. The policyholder dividend obligation for the JHLICO and JHUSA closed blocks was zero at December 31, 2012 and 2011.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

For all closed block policies, the principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders’ benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. For the JHLICO closed block policies, the principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred policy acquisition costs. There are no exclusions applicable to the JHUSA closed block. The amounts shown in the following tables for assets, liabilities, revenues, and expenses of the closed blocks are those that enter into the determination of amounts that are to be paid to policyholders.

The following tables set forth certain summarized financial information relating to the closed blocks as of the dates indicated:

JHUSA Closed Block

	December 31,
	2012	2011

	(in millions)
Liabilities
Future policy benefits	$8,258	$8,349
Policyholders’ funds	74	76
Policyholder dividends payable	162	180
Other closed block liabilities	659	636

Total closed block liabilities	9,153	9,241

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2012—$2,733; 2011—$2,918)	3,163	3,250
Mortgage loans on real estate	519	579
Investment real estate	710	692
Policy loans	1,589	1,586
Other invested assets	5	4

Total investments	5,986	6,111

Cash borrowings, cash, and cash equivalents	(513)	(339)
Accrued investment income	101	102
Amount due from and held for affiliates	2,047	1,885
Other closed block assets	588	574

Total assets designated to the closed block	8,209	8,333

Excess of closed block liabilities over assets designated to the closed block	944	908
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $322 and $265, respectively	597	492
Adjustment for deferred policy acquisition costs, net deferred income tax benefit of $111 and $82, respectively	(206)	(153)
Foreign currency translation adjustment	(79)	(70)

Total amounts included in accumulated other comprehensive income	312	269

Maximum future earnings to be recognized from closed block assets and liabilities	$1,256	$1,177

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHUSA Closed Block

	Years ended December 31,
	2012	2011	2010

	(in millions)
Revenues
Premiums	$538	$558	$597
Net investment income	339	331	351
Net realized investment income and other gains (losses)	111	67	161

Total revenues	988	956	1,109

Benefits and Expenses
Benefits to policyholders	656	668	713
Policyholder dividends	331	354	367
Amortization of deferred policy acquisition costs	94	14	(28)
Other closed block operating costs and expenses	29	29	28

Total benefits and expenses	1,110	1,065	1,080

Revenues, net of benefits and expenses	(122)	(109)	29
Income tax expense (benefit)	(43)	(41)	11

Revenues, net of benefits and expenses and income taxes	$(79)	$(68)	$18

Maximum future earnings from closed block assets and liabilities:

	December 31,
	2012	2011

	(in millions)
Beginning of period	$1,177	$1,109
Revenues, net of benefits and expenses and income taxes	79	68

End of period	$1,256	$1,177

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHLICO Closed Block

	December 31,
	2012	2011

	(in millions)
Liabilities
Future policy benefits	$10,488	$10,654
Policyholders’ funds	1,446	1,506
Policyholder dividends payable	324	367
Other closed block liabilities	418	409

Total closed block liabilities	12,676	12,936

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2012—$6,198; 2011—$6,411)	6,839	6,939
Equity securities:
Available-for-sale—at fair value (cost: 2012—$6; 2011—$11)	9	12
Mortgage loans on real estate	2,176	2,284
Policy loans	1,449	1,491
Other invested assets	88	104

Total investments	10,561	10,830

Cash borrowings, cash, and cash equivalents	154	(36)
Accrued investment income	128	133
Other closed block assets	88	88

Total assets designated to the closed block	10,931	11,015

Excess of closed block liabilities over assets designated to the closed block	1,745	1,921
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $229 and $194, respectively	425	358

Maximum future earnings to be recognized from closed block assets and liabilities	$2,170	$2,279

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHLICO Closed Block

	Years ended December 31,
	2012	2011	2010

	(in millions)
Revenues
Premiums	$514	$577	$621
Net investment income	555	576	585
Net realized investment income and other gains (losses)	65	73	18

Total revenues	1,134	1,226	1,224

Benefits and Expenses
Benefits to policyholders	665	729	733
Policyholder dividends	289	412	439
Other closed block operating costs and expenses	12	52	11

Total benefits and expenses	966	1,193	1,183

Revenues, net of benefits and expenses	168	33	41
Income tax expense (benefit)	59	12	12

Revenues, net of benefits and expenses and income taxes	$109	$21	$29

Maximum future earnings from closed block assets and liabilities:

	December 31,
	2012	2011

	(in millions)
Beginning of period	$2,279	$2,300
Revenues, net of benefits and expenses and income taxes	(109)	(21)

End of period	$2,170	$2,279

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Debt and Line of Credit

External short-term and long-term debt consisted of the following:

	December 31,
	2012	2011

	(in millions)
Short-term debt:
Current maturities of long-term debt	$14	$11

Long-term debt:
Surplus notes, 7.38% maturing in 2024	472	473
Fixed rate notes payable, interest ranging from 5.4% to 13.84% due in varying amounts to 2016	62	106
Variable rate notes payable, interest ranging from LIBOR plus 0.45% to LIBOR plus 3.15%	-	59

	534	638
Less current maturities of long-term debt	(14)	(11)

Total long-term debt	$520	$627

Consumer notes:
Notes payable, interest ranging from 0.80% to 6.00% due in varying amounts to 2032	$716	$819

Long-Term Debt

Aggregate maturities of long-term debt are as follows: 2013—$14 million; 2014—$32 million; 2015—$0 million ; 2016—$16 million; 2017—$0 million; and thereafter—$472 million.

Interest expense on debt, included in other operating costs and expenses, was $41 million, $46 million and $47 million in 2012, 2011, and 2010, respectively. Interest paid on debt was $38 million, $43 million, and $47 million in 2012, 2011, and 2010, respectively.

The fixed rate notes payable includes $47 million of collateralized debt and therefore ranks highest in priority. The remaining fixed rate notes payable are unsecured. Any payment of interest or principal on the surplus notes requires the prior approval of the Commissioner.

Consumer Notes

The Company issued consumer notes through its SignatureNotes program. The SignatureNotes investment product was sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes have a variety of maturities, interest rates, and call provisions.

Aggregate maturities of consumer notes, net of unamortized dealer fees, are as follows: 2013—$56 million; 2014—$237 million; 2015—$148 million; 2016—$67 million; 2017—$8 million; and thereafter—$204 million.

Interest expense on consumer notes, included in other operating costs and expenses, was $34 million, $42 million, and $48 million in 2012, 2011, and 2010, respectively. Interest paid amounted to $36 million, $42 million, and $48 million in 2012, 2011, and 2010, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Debt and Line of Credit - (continued)

Line of Credit

At December 31, 2012, the Company had a committed line of credit established by MFC totaling $1 billion pursuant to a 364-day revolving credit facility. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, which were met at December 31, 2012. At December 31, 2012, the Company had no outstanding borrowings under the agreement.

At December 31, 2012, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2015. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2012. At December 31, 2012, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

Note 12 — Income Taxes

The Company is included in the consolidated federal income tax return of JHFC. In 2010, the Company’s common parent, Manulife Holdings Delaware LLC (“MHDLLC”) merged with JHFC resulting in a new combined group. John Hancock Life and Health Insurance Company (“JHLH”), an affiliate, files a separate federal income tax return for a five-year period that began in 2010.

Income (loss) before income taxes includes the following:

	Years ended December 31,
	2012	2011	2010

	(in millions)
Domestic	$(766)	$(1,143)	$(788)

Income (loss) before income taxes	$(766)	$(1,143)	$(788)

The components of income taxes were as follows:

	Years ended December 31,
	2012	2011	2010

	(in millions)
Current taxes:
Federal	$(255)	$(233)	$(224)
State	-	1	-

Total	(255)	(232)	(224)

Deferred taxes:
Federal	(378)	(100)	403
State	-	-	(3)

Total	(378)	(100)	400

Total income tax expense (benefit)	$(633)	$(332)	$176

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

A reconciliation of income taxes at the federal income tax rate to income tax expense (benefit) charged to operations follows:

	Years ended December 31,
	2012	2011	2010

	(in millions)

Tax at 35%	$(268)	$(400)	$(276)
Add (deduct):
Prior year taxes	(61)	27	47
Tax credits	(76)	(74)	(65)
Tax-exempt investment income	(29)	(31)	(34)
Lease income	27	1	(5)
Dividend received deduction	(113)	(102)	(88)
Change in tax reserves	(128)	67	34
Goodwill impairment	-	175	560
Foreign tax expense gross-up	10	3	3
Other	5	2	-

Total income tax expense (benefit)	$(633)	$(332)	$176

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

Deferred income tax assets and liabilities result from tax affecting the differences between the financial statement values and income tax values of assets and liabilities at each Consolidated Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,
	2012	2011

	(in millions)
Deferred tax assets:
Policy reserves	$2,401	$2,752
Net operating loss carryforwards	661	666
Net capital loss carryforwards	-	-
Tax credits	831	698
Unearned revenue	523	702
Deferred compensation	53	61
Accrued interest	414	437
Policyholder dividends payable	91	156
Other	91	147

Total deferred tax assets	5,065	5,619

Deferred tax liabilities
Unrealized investment gains on securities	2,954	2,225
Deferred policy acquisition costs	1,606	1,751
Intangible assets	946	1,042
Premiums receivable	36	37
Deferred sales inducements	57	89
Deferred gains	527	577
Securities and other investments	2,969	3,690
Other	188	130

Total deferred tax liabilities	9,283	9,541

Net deferred tax liabilities	$4,218	$3,922

At December 31, 2012, the Company had $1,889 million of net operating loss carryforwards which will expire between 2023 and 2030. At December 31, 2012, the Company had $831 million of tax credits, which consist of $633 million of general business credits, $172 million of foreign tax credits, and $26 million of alternative minimum tax credits. The general business credits begin to expire in tax year 2021 through tax year 2032. The foreign tax credits begin to expire in tax year 2013 through tax year 2022. The alternative minimum tax credits do not have an expiration date.

The Company has not recorded a valuation allowance with respect to the realizability of its deferred tax assets. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets. Based on management’s assessment of all available information, management believes that it is more likely than not the Company will realize the full benefit of its deferred tax assets.

In 2012, the Company received income tax refunds of $190 million from subsidiaries under the terms of its inter-company tax-sharing agreement and made income tax payments of $43 million to the Internal Revenue Service (“IRS”). In 2011, the Company received income tax refunds of $181 million from subsidiaries under the terms of its inter-company tax-sharing agreement and received income tax refunds of $20 million from the IRS. In 2010, the Company received income tax refunds of $60 million from subsidiaries under the inter-company tax sharing agreement and made income tax payments of $29 million to the IRS.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the IRS. Effective for 2010, the Company’s common parent JHFC merged into MHDLLC resulting in a new combined group. The returns for the new combined group have not yet been examined by the IRS. With respect to the legacy MHDLLC consolidated return group, the IRS audits for tax years prior to 2006 have been closed. Tax years 2006 and 2007 for MHDLLC are in IRS appeals and tax years 2008 and 2009 are currently under examination. With respect to the legacy JHFC group, the IRS has completed its examinations of tax years 1997 through 2006. The IRS has issued statutory notices of deficiency relating to issues in years 1997 through 2001. The Company resolved all issues with the IRS except leveraged leases, for which the Company is waiting on a decision from the U.S. Tax Court. For tax years 2002 through 2004, all issues have been resolved except those pertaining to the Tax Court case. For tax years 2005 and 2006, the legacy JHFC group is currently in appeals. Tax years 2007 through 2009 are currently under examination by the IRS. Tax years 1997 through 2004 remain open until the Tax Court case is resolved. Management believes that adequate provision has been made in the financial statements for potential assessments relating to all open tax years.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31,
	2012	2011

	(in millions)
Balance, beginning of year	$2,477	$2,261
Additions based on tax positions related to the current year	350	212
Additions for tax positions of prior years	616	10
Reductions for tax positions of prior years	(217)	(6)

Balance, end of year	$3,226	$2,477

Included in the balances as of December 31, 2012 and 2011, respectively, are $237 million and $387 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2012 and 2011, respectively, are $2,989 million and $2,090 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Excluding the effect of interest and penalties, this has no impact on the annual effective rate, but would accelerate the payment of taxes to an earlier period.

The Company’s liability for unrecognized tax benefits may decrease in the next twelve months pending the outcome of remaining issues associated with the 1997 through 2009 IRS audit. A reasonable estimate of the decrease cannot be determined at this time; however, the Company believes that the ultimate resolution will not result in a material change to its consolidated financial statements.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. The Company recognized approximately $34 million of interest benefit for the year ended December 31, 2012, $161 million and $166 million of interest expense for the years ended December 31, 2011 and 2010, respectively. The Company had approximately $1,157 million and $1,191 million accrued for interest as of December 31, 2012 and 2011, respectively. The Company did not recognize material penalties for the years ended December 31, 2012, 2011, and 2010.

Note 13 — Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $1,957 million and $124 million, respectively, at December 31, 2012. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. Approximately 40% of these commitments expire in 2013 and the remainder expire by 2017.

The Company leases office space under non-cancelable operating lease agreements with various expiration dates. Rental expenses, net of sub-lease income, were $18 million, $20 million and $24 million for the years ended December 31, 2012, 2011, and 2010, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Commitments, Guarantees, Contingencies, and Legal Proceedings - (continued)

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases along with the associated sub-lease income are as follows:

	Non-cancelable Operating Leases	Sub-lease Income
	(in millions)
2013	$43	$17
2014	33	14
2015	18	3
2016	10	-
2017	7	-
Thereafter	365	-

Total	$476	$34

Other than the Company’s investment in real estate, the Company does not have any material sub-lease income related to its office space. Leasing of investment real estate is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

Guarantees. In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. GAAP specific to the insurance industry. The Company had no guarantees outstanding outside the scope of insurance accounting at December 31, 2012.

Contingencies. The Company is an investor in leveraged leases and has established provisions for possible disallowance of the tax treatment and for interest on past due taxes. The Company continues to believe that deductions originally claimed in relation to these arrangements are appropriate. Although not expected to occur, should the tax attributes of the leveraged leases be fully denied, no material impact to the Company’s results are expected.

The Company acts as an intermediary/broker in over-the-counter derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Office of Financial and Insurance Regulation, state attorneys general, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a regular quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity

Capital Stock

The Company has two classes of capital stock, preferred stock and common stock. All of the outstanding preferred and common stock of the Company is owned by MIC, its parent.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

Accumulated Other Comprehensive Income (Loss)

The components of accumulated other comprehensive income (loss) were as follows:

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2010	$207	$400	$9	$(478)	$138
Gross unrealized investment gains (net of deferred income tax expense of $770)	1,429				1,429
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $275)	(510)				(510)
Adjustment for policyholder liabilities (net of deferred income tax expense of $23)	42				42
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $97)	(180)				(180)

Net unrealized investment gains	781				781
Foreign currency translation adjustment			(53)		(53)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1)				(2)	(2)
Change in net actuarial loss (net of deferred income tax expense of $5)				9	9
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $1)				2	2
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $20)		(37)			(37)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $69)		(129)			(129)
Transfer of certain pension and postretirement benefit plans to Parent (net of deferred income tax expense of $255)				473	473

Balance at December 31, 2010	$988	$234	$(44)	$4	$1,182

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2011	$988	$234	$(44)	$4	$1,182
Gross unrealized investment gains (net of deferred income tax expense of $1,817)	3,371				3,371
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $373)	(692)				(692)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $355)	(659)				(659)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $418)	(775)				(775)

Net unrealized investment gains	1,245				1,245
Foreign currency translation adjustment			13		13
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $957)		1,777			1,777
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $32)		(59)			(59)

Balance at December 31, 2011	$2,233	$1,952	$(31)	$4	$4,158

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2012	$2,233	$1,952	$(31)	$4	$4,158
Gross unrealized investment gains (net of deferred income tax expense of $902)	1,677				1,677
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $369)	(686)				(686)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $135)	(251)				(251)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax expense of $64)	118				118

Net unrealized investment gains	858				858
Foreign currency translation adjustment			(50)		(50)
Pension and postretirement benefits:
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $-)				-	-
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $349)		648			648
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $113)		(209)			(209)

Balance at December 31, 2012	$3,091	$2,391	$(81)	$4	$5,405

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

Net unrealized investment gains (losses) included on the Company’s Consolidated Balance Sheets as a component of shareholder’s equity are summarized below:

	Years ended December 31,
	2012	2011	2010

	(in millions)
Balance, end of year comprises:
Unrealized investment gains (losses) on:
Fixed maturities	$7,378	$5,932	$1,861
Equity securities	471	365	360
Other investments	5	33	(14)

Total (1)	7,854	6,330	2,207

Amounts of unrealized investment gains (losses) attributable to:
Deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability	(1,642)	(1,824)	(631)
Policyholder liabilities	(1,456)	(1,070)	(56)
Deferred income taxes	(1,665)	(1,203)	(532)

Total	(4,763)	(4,097)	(1,219)

Net unrealized investment gains (losses)	$3,091	$2,233	$988

(1)	Includes unrealized investment gains (losses) on invested assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Related Party Transactions Note, for information on the associated MRBL reinsurance agreement.

Statutory Results

The Company and its wholly-owned subsidiaries, JHNY and JHLH, are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance departments of their states of domicile, which are Michigan, New York, and Massachusetts, respectively.

The Company’s statutory net (loss) income for the years ended December 31, 2012, 2011, and 2010 was $221 million, $(2,888) million, and $40 million, respectively. The Company’s statutory capital and surplus as of December 31, 2012 and 2011 was $5,794 million and $4,971 million, respectively.

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Insurance Commissioner. Dividends to the shareholder that may be paid without prior approval of the Commissioner are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations for the 12 month period ending December 31 of the immediately preceding year. JHUSA paid no shareholder dividends to MIC for the years ended December 31, 2012 and 2011.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Pension and Other Postretirement Benefit Plans

Prior to December 31, 2010, the Company accounted for its share of the John Hancock Pension Plan, a qualified defined benefit plan, and the John Hancock Non-Qualified Pension Plan, a non-qualified defined benefit plan (collectively, “the Plans”), and the John Hancock Employee Welfare Plan (the “Welfare Plan”) as direct legal obligations of the Company and accounted for the corresponding plan obligations on its Consolidated Balance Sheets and Consolidated Statements of Operations. Effective December 31, 2010, the Company transferred the sponsorship of these plans to MIC along with the associated net liabilities. The impact of the transfer on the Company’s December 31, 2010 Consolidated Statements of Changes in Shareholder’s Equity was a decrease in additional paid-in capital of $13 million and an increase in accumulated other comprehensive income of $473 million, net of tax.

Prior to December 31, 2010, the Company sponsored the John Hancock Pension Plan that covers substantially all of its employees. Historically, pension benefits were calculated utilizing a traditional formula. Under the traditional formula, benefits were provided based upon length of service and final average compensation. As of January 1, 2002, all defined benefit pension plans were amended to a cash balance basis. Under the cash balance formula, participants are credited with benefits equal to a percentage of eligible pay, as well as interest. Certain grandfathered employees are eligible to receive benefits based upon the greater of the traditional formula or cash balance formula. In addition, early retirement benefits are subsidized for certain grandfathered employees.

Prior to December 31, 2010, the Company’s funding policy for its qualified defined benefit plan was to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws and generally not greater than the maximum amount that can be deducted for federal income tax purposes. In 2010, no contributions were made to the qualified plan.

Prior to December 31, 2010, the Company also sponsored the John Hancock Non-Qualified Pension Plan. an unfunded non-qualified defined benefit plan. This plan provides supplemental benefits in excess of the compensation limit outlined in the Internal Revenue Code for certain employees.

Prior to December 31, 2010, the Company’s funding policy for the John Hancock Non-Qualified Pension Plan was to contribute an amount equal to the plan’s benefit payments made during the year. The contribution to the non-qualified plan was $31 million in 2010.

As of the transfer date, the assets and liabilities of the Plans became direct obligations of MIC, while JHUSA became a participating employer in the plans transferred. Prospectively, the Company will remain jointly and severally liable for the funding requirements of the Plans and will recognize its allocation from MIC of the required contributions to the plans as pension expense in its Consolidated Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. Prior to 2011, pension expense was the net periodic benefit cost incurred for these plans as determined by the plan actuary and consistent with actuarial practice for a plan sponsor. The expense for the Plans was $59 million, $41 million and $7 million in 2012, 2011, and 2010, respectively. The components of the $7 million in 2010 consisted of $32 million service cost, $124 million interest cost, ($161) million expected return on plan assets, ($3) million amortization of prior service cost and $15 million recognized actuarial loss. In 2010, benefits paid related to the qualified defined benefit plan and the non-qualified plan were $175 million.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for the plan was $ 7 million, $6 million, and $8 million in 2012, 2011, and 2010, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

Prior to December 31, 2010, the Company provided postretirement medical and life insurance benefits for its retired employees and their spouses through its sponsorship of the John Hancock Financial Services, Inc. Employee Welfare Plan. Effective January 1, 2010, the plan was renamed the John Hancock Employee Welfare Plan and plan sponsorship was transferred from MIC to the Company. Certain employees hired prior to January 1, 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan’s provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Pension and Other Postretirement Benefit Plans - (continued)

The Welfare Plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also, the number of years of service required to be eligible for the benefit was increased to 15 years for all participants. The future retiree life insurance coverage amount was frozen as of December 31, 2006.

Prior to December 31, 2010, the Company’s policy was to fund the Welfare Plan in amounts at or below the annual tax qualified limits. The contribution to the Welfare Plan was $48 million in 2010.

As of the transfer date, the liabilities of the Welfare Plan became direct obligations of MIC, while JHUSA became a participating employer in the plan. Prospectively, the Company will remain jointly and severally liable for the funding requirements of the Welfare Plan and will recognize its allocation from MIC of the benefits paid on behalf of plan participants as postretirement benefits expense in its Consolidated Statements of Operations. The allocation is derived by utilizing participant data to calculate claim payments relating to participants in these plans. Prior to 2011, the Welfare Plan expense was the net periodic benefit cost incurred for these plans as determined by the plan actuary and consistent with actuarial practice for a plan sponsor. The expense for this plan was $30 million, $46 million, and $3 million in 2012, 2011, and 2010, respectively. The components of the $3 million in 2010 consisted of $1 million service cost, $28 million interest cost and ($26) million expected return on plan assets.

The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. Sponsorship of these plans transferred from MIC to the Company effective January 1, 2010. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Expense for these plans is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for these defined contribution plans was $19 million, $19 million, and $18 million in 2012, 2011, and 2010, respectively.

Assumptions

Weighted-average assumptions used to determine the Company’s net periodic benefit cost for the year ended December 31, 2010, when the Company was the sponsor, are as follows:

	Pension Benefits	Other Postretirement Benefits

Discount rate	5.50%	5.50%
Expected long-term return on plan assets	7.75%	7.75%
Rate of compensation increase	4.35%	N/A
Health care cost trend rate for the following year		8.50%
Ultimate trend rate		5.00%
Year ultimate rate reached		2028

The overall expected long-term rate of return on plan assets assumption reflects the Company’s best estimate. The general approach used to develop the assumption takes into consideration the allocation of assets held on the measurement date, plus the target allocation of expected contributions to the plan for the upcoming fiscal year, net of investment expenses. The rate is calculated using historical weighted-average real returns for each significant class of plan assets including the effects of continuous reinvestment of earnings. In addition, the calculation includes a long-term expectation of general inflation. Current market conditions and published commentary are also considered when assessing the reasonableness of the overall expected long-term rate of return on plan assets assumption.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements

The following table presents the carrying amounts and fair values of the items measured or disclosed at fair value by the Company. Fair values have been determined by using available market information and the valuation methodologies described below.

	December 31,
	2012		2011
	Carrying Value	Fair Value	Carrying Value	Fair Value

	(in millions)
Assets:
Fixed maturities:
Available-for-sale (1)	$63,285	$63,285	$67,266	$67,266
Held-for-trading	1,441	1,441	1,477	1,477
Equity securities:
Available-for-sale	386	386	439	439
Held-for-trading	130	130	97	97
Mortgage loans on real estate	13,192	15,065	13,974	15,335
Policy loans	5,264	5,264	5,220	5,220
Short-term investments	2,166	2,166	1,618	1,618
Cash and cash equivalents	3,511	3,511	3,296	3,296
Other invested assets (2)	367	367	425	425
Derivatives:
Interest rate swaps	11,502	11,502	11,580	11,580
Foreign currency swaps	268	268	346	346
Foreign currency forwards	10	10	4	4
Interest rate options	43	43	9	9
Equity market contracts	10	10	-	-
Credit default swaps	6	6	4	4
Embedded derivatives	2,715	2,715	2,924	2,924
Assets held in trust	2,487	2,487	2,463	2,463
Separate account assets	140,626	140,626	129,326	129,326

Total assets	$247,409	$249,282	$240,468	$241,829

Liabilities:
Consumer notes	$716	$757	$819	$837
Debt	534	593	638	677
Guaranteed investment contracts and funding agreements	465	471	577	577
Fixed-rate deferred and immediate annuities	8,903	9,219	9,415	9,307
Supplementary contracts without life contingencies	67	72	48	48
Derivatives:
Interest rate swaps	4,499	4,499	4,454	4,454
Foreign currency swaps	562	562	650	650
Foreign currency forwards	-	-	2	2
Equity market contracts	7	7	20	20
Credit default swaps	-	-	1	1
Embedded derivatives	4,717	4,717	3,961	3,961

Total liabilities	$20,470	$20,897	$20,585	$20,534

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

1)	Fixed maturities available-for-sale exclude leveraged leases of $1,711 million and $1,959 million at December 31, 2012 and 2011, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at its expected internal rate of return.
2)	Other invested assets exclude equity method and cost-accounted investments of $4,520 million and $4,076 million at December 31, 2012 and 2011, respectively.

ASC 820 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. This guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Active markets are defined as having the following characteristics for the measured asset/liability; (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads, and (v) most information publicly available. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data.

Most debt securities are classified within Level 2. Also included in the Level 2 category are financial instruments that are priced using models with observable market inputs, including most derivative financial instruments and certain separate account assets.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk.

Level 3 securities include less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency. Embedded and complex derivative financial instruments and separate account investments in timber and agriculture are also included in Level 3.

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities under ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques, which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The Company utilizes a Valuation Quality Assurance (“VQA”) team of security analysts. The MFC Chief Investment Officer has ultimate responsibility over the VQA team. The team ensures quality and completeness of all daily and monthly prices. Prices are received from external pricing vendors and brokers and put through a quality assurance process which includes review of price movements relative to the market, comparison of prices between vendors, and internal matrix

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

pricing. All inputs to our pricing matrix are external observable inputs extracted and entered by the VQA team. Broker quotes are used only when no external public vendor prices are available.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

In general, ASC 820 created the following two primary categories for the purpose of fair value disclosure:

•

Assets and Liabilities Measured and Disclosed at Fair Value on a Recurring Basis and Reported in the Consolidated Balance Sheets-This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturities, equity securities, short-term investments, derivatives, and separate account assets. Assets measured at fair value on a nonrecurring basis include limited partnership interests, and goodwill, which are reported at fair value only in the period in which an impairment is recognized.

•

Assets and Liabilities Disclosed at Fair Value on a Recurring Basis – This category includes mortgage loans on real estate, policy loans, cash and cash equivalents, consumer notes, guaranteed investment contracts, funding agreements and fixed-rate deferred and immediate annuities.

Assets and Liabilities Measured and Disclosed at Fair Value on a Recurring Basis

Fixed Maturities

For fixed maturities, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

Equity Securities

Equity securities are comprised of common stock and are classified within Level 1, as fair values are based on quoted market prices in active markets.

Short-term Investments

Short-term investments are comprised of securities due to mature within one year of the date of purchase. Those that are traded in active markets are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter (“OTC”) derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives

As defined in ASC 815, the Company holds assets and liabilities classified as embedded derivatives on the Consolidated Balance Sheets. These assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements (“Reinsurance GMIB Assets”). Liabilities include policyholder benefits offered under variable annuity contracts such as GMWB with a term certain and embedded reinsurance derivatives.

Embedded derivatives are recorded on the Consolidated Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many observable factors including, but not limited to, market conditions, credit ratings, and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of embedded derivatives that could materially affect net income. Embedded derivatives which are valued using observable market inputs are classified within Level 2 of the fair value hierarchy. Some embedded derivatives, mainly benefit guarantees for variable annuity products, utilize significant pricing inputs which are unobservable. These unobservable inputs are received from third party valuation experts and include equity volatility, mortality rates, lapse rates and utilization rates. Embedded derivatives with significant unobservable inputs are classified within Level 3.

The fair value of embedded derivatives related to GMIB and GMWB is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal, and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer; therefore, fair value reflects the reporting entity’s own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC’s own credit risk, which is determined by taking into consideration publicly available information relating to MFC’s debt, as well as its claims paying ability. Nonperformance risk is also reflected in the reinsurance GMIB assets held by the Company. The credit risk of the reinsurance companies is most representative of the nonperformance risk for the reinsurance GMIB assets and is derived from publicly available information relating to the reinsurance companies’ publicly issued debt. As such, the reinsurance contract embedded derivatives are classified within Level 2.

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Consolidated Balance Sheets representing the difference between the adjusted statutory book value and fair value of the related modified coinsurance assets with ongoing changes in fair value recorded in net realized investment and other gains (losses). The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

Separate Account Assets

Separate account assets are carried at fair value and reported as a summarized total on the Consolidated Balance Sheets. Assets owned by the Company’s separate accounts primarily include investments in funds, fixed maturity securities, equity securities, real estate, short-term investments, and cash and cash equivalents. For separate accounts structured as a non-unitized fund, the fair value of the separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account.

The fair value of fund investments is based upon quoted market prices or reported net asset values. Fund investments that are traded in an active market and have a net asset value that the Company can access at the measurement date are classified within Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account and may be classified within Level 1, 2, or 3 accordingly.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Separate account assets classified as Level 3 consist primarily of debt and equity investments in private companies, which own timber and agriculture and carry it at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

Assets and Liabilities Disclosed at Fair Value on a Recurring Basis

Mortgage loans on real estate

The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy loans

These loans are carried at unpaid principal balances, which approximate their fair values.

Cash and cash equivalents

The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

Consumer notes, guaranteed investment contracts, and funding agreements

The fair values associated with these financial instruments are determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Debt

The fair value of the Company’s long-term debt is estimated using discounted cash flows based on the Company’s incremental borrowing rates for similar type of borrowing arrangements. Long-term debt includes variable and fixed rate notes related to consolidated variable interest entities.

Fixed-rate deferred and immediate annuities

The fair value of fixed-rate deferred annuities is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date. The fair value of fixed immediate annuities is determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

The table below presents the fair value by fair value hierarchy level for assets and liabilities that are reported at fair value in the Consolidated Balance Sheet:

	December 31, 2012
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$41,693	$-	$38,004	$3,689
Commercial mortgage-backed securities	1,394	-	1,166	228
Residential mortgage-backed securities	242	-	4	238
Collateralized debt obligations	106	-	6	100
Other asset-backed securities	894	-	847	47
U.S. Treasury and agency securities	12,095	-	12,095	-
Obligations of states and political subdivisions	5,394	-	4,831	563
Debt securities issued by foreign governments	1,467	-	1,467	-

Total fixed maturities available-for-sale	63,285	-	58,420	4,865

Fixed maturities held-for-trading:
Corporate debt securities	997	-	955	42
Commercial mortgage-backed securities	145	-	134	11
Residential mortgage-backed securities	1	-	-	1
Collateralized debt obligations	2	-	1	1
Other asset-backed securities	24	-	23	1
U.S. Treasury and agency securities	190	-	190	-
Obligations of states and political subdivisions	81	-	70	11
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	1,441	-	1,374	67

Equity securities available-for-sale	386	386	-	-
Equity securities held-for-trading	130	130	-	-
Short-term investments	2,166	-	2,166	-
Other invested assets (2)	367	-	-	367
Derivative assets (3):
Interest rate swaps	11,502	-	11,484	18
Foreign currency swaps	268	-	268	-
Foreign currency forwards	10	-	10	-
Interest rate options	43	-	-	43
Credit default swaps	6	-	6	-
Equity market contracts	10	-	5	5
Embedded derivatives (4):
Reinsurance contracts	14	-	14	-
Benefit guarantees	2,701	-	-	2,701
Assets held in trust (6)	2,487	886	1,546	55
Separate account assets (5)	140,626	130,912	7,491	2,223

Total assets at fair value	$225,442	$132,314	$82,784	$10,344

Liabilities:
Derivatives liabilities (3):
Interest rate swaps	$4,499	$-	$4,498	$1
Foreign currency swaps	562	-	517	45
Foreign currency forwards	-	-	-	-
Equity market contracts	7	-	1	6
Credit default swaps	-	-	-	-
Embedded derivatives (4):
Reinsurance contracts	3,371	-	3,371	-
Participating pension contracts	129	-	129	-
Benefit guarantees	1,217	-	-	1,217

Total liabilities at fair value	$9,785	$-	$8,516	$1,269

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

	December 31, 2011
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$43,331	$-	$39,183	$4,148
Commercial mortgage-backed securities	3,132	-	2,834	298
Residential mortgage-backed securities	370	-	9	361
Collateralized debt obligations	131	-	17	114
Other asset-backed securities	1,093	-	1,049	44
U.S. Treasury and agency securities	12,823	-	12,823	-
Obligations of states and political subdivisions	4,964	-	4,428	536
Debt securities issued by foreign governments	1,422	-	1,422	-

Total fixed maturities available-for-sale	67,266	-	61,765	5,501

Fixed maturities held-for-trading:
Corporate debt securities	1,037	-	985	52
Commercial mortgage-backed securities	183	-	172	11
Residential mortgage-backed securities	2	-	-	2
Collateralized debt obligations	4	-	1	3
Other asset-backed securities	31	-	31	-
U.S. Treasury and agency securities	144	-	144	-
Obligations of states and political subdivisions	75	-	65	10
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	1,477	-	1,399	78

Equity securities available-for-sale	439	439	-	-
Equity securities held-for-trading	97	97	-	-
Short-term investments	1,618	-	1,618	-
Other invested assets (2)	425	-	-	425
Derivative assets (3):
Interest rate swaps	11,580	-	11,518	62
Foreign currency swaps	346	-	346	-
Foreign currency forwards	4	-	4	-
Interest rate options	9	-	-	9
Credit default swaps	4	-	-	4
Equity market contracts	-	-	-	-
Embedded derivatives (4):
Reinsurance contracts	10	-	10	-
Benefit guarantees	2,914	-	-	2,914
Assets held in trust (6)	2,463	786	1,605	72
Separate account assets (5)	129,326	120,310	6,864	2,152

Total assets at fair value	$217,978	$121,632	$85,129	$11,217

Liabilities:
Derivatives liabilities (3):
Interest rate swaps	$4,454	$-	$4,446	$8
Foreign currency swaps	650	-	612	38
Foreign currency forwards	2	-	2	-
Equity market contracts	20	-	-	20
Credit default swaps	1	-	-	1
Embedded derivatives (4):
Reinsurance contracts	2,686	-	2,686	-
Participating pension contracts	106	-	106	-
Benefit guarantees	1,169	-	-	1,169

Total liabilities at fair value	$9,088	$-	$7,852	$1,236

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

(1)	Fixed maturities available-for-sale exclude leveraged leases of $1,711 million and $1,959 million at December 31, 2012 and 2011, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at its expected internal rate of return.
(2)	Other invested assets exclude equity method and cost-accounted investments of $4,520 million and $4,076 million at December 31, 2012 and 2011, respectively.
(3)	Derivative assets and liabilities are presented gross to reflect the presentation in the Consolidated Balance Sheets, but are presented net for purposes of the Level 3 rollforward.
(4)	Embedded derivatives related to fixed maturities and reinsurance contracts are reported as part of the derivative asset or liability on the Consolidated Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Consolidated Balance Sheets.
(5)	Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.
(6)	Represents the fair value of assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See the Related Party Transactions Note for information on the associated MRBL reinsurance agreement. The fair value of the trust assets is determined on a basis consistent with the methodologies described herein for similar financial instruments.

The table below presents the fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Consolidated Balance Sheet, but are disclosed at fair value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

	December 31, 2012
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets
Mortgage loans on real estate	$15,065	$-	$15,065	$-
Policy loans	5,264	-	5,264	-
Cash and cash equivalents	3,511	3,511	-	-

Total assets at fair value	$23,840	$3,511	$20,329	$-

Liabilities
Consumer notes	$757	$-	$-	$757
Debt	593	-	593	-
Guaranteed investment contracts and funding agreements	471	-	-	471
Fixed rate deferred and immediate annuities	9,219	-	1,253	7,966
Supplementary contracts without life contingencies	72	-	72	-

Total liabilities at fair value	$11,112	$-	$1,918	$9,194

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the year ended December 31, 2012, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the year ended December 31, 2012.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured at fair value on a recurring basis for the years ended December 31, 2012 and 2011 are summarized as follows:

	Balance at January 1, 2012	Net realized/unrealized gains (losses) included in:		Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2012	Change in unrealized gains (losses) included in earnings on instruments still held
		Earnings (1)	AOCI (2)					Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$4,148	$78	$127	$1,759	$-	$(1,478)	$(217)	$50	$(778)	$3,689	$-
Commercial mortgage-backed securities	298	(21)	48	41	-	(23)	(109)	1	(7)	228	-
Residential mortgage-backed securities	361	(47)	132	85	-	(206)	(87)	-	-	238	-
Collateralized debt obligations	114	(29)	36	8	-	(13)	(16)	-	-	100	-
Other asset-backed securities	44	5	8	8	-	(7)	(11)	-	-	47	-
Obligations of states and political subdivisions	536	12	3	106	-	(74)	-	20	(40)	563	-

Total fixed maturities available-for-sale	5,501	(2)	354	2,007	-	(1,801)	(440)	71	(825)	4,865	-

Fixed maturities held-for-trading:
Corporate debt securities	52	5	-	9	-	(3)	(1)	2	(22)	42	5
Commercial mortgage-backed securities	11	1	-	-	-	-	-	-	(1)	11	3
Residential mortgage-backed securities	2	-	-	-	-	-	(1)	-	-	1	-
Collateralized debt obligations	3	-	-	-	-	-	(2)	-	-	1	-
Other asset-backed securities	-	1	-	-	-	-	-	-	-	1	-
Obligations of states and political subdivisions	10	1	-	-	-	-	-	-	-	11	1

Total fixed maturities held-for-trading	78	8	-	9	-	(3)	(4)	2	(23)	67	9
Other invested assets	425	54	(31)	111	(16)	(176)	-	-	-	367	6
Net derivatives	8	(13)	5	45	-	7	-	-	(38)	14	34
Net embedded derivatives (4)	1,745	(256)	-	-	-	-	-	-	(5)	1,484	(256)
Assets held in trust	72	-	-	-	-	-	(2)	-	(15)	55	-
Separate account assets (5)	2,152	101	-	111	-	(141)	-	-	-	2,223	-

Total	$9,981	$(108)	$328	$2,283	$(16)	$(2,114)	$(446)	$73	$(906)	$9,075	$(207)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

	Balance at January 1, 2011	Net realized/unrealized gains (losses) included in:		Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2011	Change in unrealized gains (losses) included in earnings on instruments still held
		Earnings (1)	AOCI (2)					Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$3,301	$13	$200	$872	$-	$-	$(424)	$336	$(150)	$4,148	$-
Commercial mortgage-backed securities	485	(17)	(11)	-	-	-	(159)	-	-	298	-
Residential mortgage-backed securities	450	1	17	-	-	-	(107)	-	-	361	-
Collateralized debt obligations	103	(6)	29	-	-	-	(12)	-	-	114	-
Other asset-backed securities	79	(7)	1	-	-	-	(25)	16	(20)	44	-
Obligations of states and political subdivisions	408	-	55	87	-	-	-	-	(14)	536	-

Total fixed maturities available-for-sale	4,826	(16)	291	959	-	-	(727)	352	(184)	5,501	-

Fixed maturities held-for-trading:
Corporate debt securities	36	14	-	23	-	-	(3)	-	(18)	52	14
Commercial mortgage-backed securities	15	(1)	-	-	-	-	(3)	-	-	11	(1)
Residential mortgage-backed securities	3	-	-	-	-	-	(1)	-	-	2	-
Collateralized debt obligations	3	-	-	-	-	-	-	-	-	3	-
Other asset-backed securities	1	-	-	-	-	-	-	-	(1)	-	-
Obligations of states and political subdivisions	-	1	-	9	-	-	-	-	-	10	1

Total fixed maturities held-for-trading	58	14	-	32	-	-	(7)	-	(19)	78	14
Other invested assets	230	20	(3)	75	-	(6)	(50)	159	-	425	22
Net derivatives	19	1	19	13	-	-	-	-	(44)	8	2
Net embedded derivatives (4)	967	778	-	-	-	-	-	-	-	1,745	778
Assets held in trust	61	-	12	-	-	-	(1)	-	-	72	12
Separate account assets (5)	2,075	(14)	53	67	-	-	(29)	-	-	2,152	60

Total	$8,236	$783	$372	$1,146	$-	$(6)	$(814)	$511	$(247)	$9,981	$888

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

1)	This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations.
2)	This amount is included in net unrealized investment gains (losses) within AOCI on the Consolidated Balance Sheets.
3)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
4)	The earnings amount is included in benefits to policyholders on the Consolidated Statements of Operations.
5)	Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities.

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying assets into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that asset, thus eliminating the need to extrapolate market data beyond observable points.

Information about Sensitivity to Changes in Significant Unobservable Inputs (Level 3)

The Company determines the estimated fair value of its Level 3 investments using primarily the market approach and the income approach. Matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or income approach is used.

Corporate Debt Securities and Obligations of States and Political Subdivisions

Corporate debt securities and obligations of states and political subdivisions included in Level 3 are primarily private placement issuances that are not traded in active markets or that are subject to transfer restrictions. Fair value measurements consider illiquidity and non-transferability. When quoted prices are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of publicly-traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input used in the fair value measurement of corporate debt is the yield, only if the yield is carried forward at the 30 year point. The yield is affected by the market movements in credit spreads and state and political subdivision yields. In addition, the migration in credit quality of a given security generally has a corresponding effect on the fair value measurement of the securities. For example, a downward migration of credit quality would increase spreads. Holding state and political subdivision yields constant, an increase in corporate credit spreads would decrease the fair value of corporate debt.

Benefit Guarantees

The significant unobservable inputs used for embedded derivatives in policyholder contract deposits measured at fair value, benefit guarantees for variable annuity products, are equity implied volatility, mortality rates, lapse rates and utilization rates. In general, increases in volatilities and utilization rates will increase the fair value, while increases in lapse rates and mortality rates will decrease the fair value of the liability associated with the guarantee.

Separate Account Assets

The Company’s Level 3 separate account assets are predominantly invested in timberland properties valued by third-party valuation service providers. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Quantitative Information About Level 3 Fair Value Measurements

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available, such as data from pricing vendors and from internal valuation models. Because not all Level 3 instruments have input information reasonably available, balances shown below may not equal total amounts reported for such Level 3 assets and liabilities:

	Fair Value at December 31, 2012 (in millions)	Predominant Valuation Technique	Unobservable Input	Range (1)
Corporate debt securities	$3,731	Discounted cash flow	Yield if greater than 30 years	0	to	61
			Delta spread adjustment	0	to	1919
Obligation of states and political subdivisions	$574	Discounted cash flow	Yield if greater than 30 years	97	to	364
Benefit guarantees	$1,484	Discounted cash flow	Equity implied volatility	0%	to	35%
			Base lapse rates	1%	to	35%
			Dynamic lapse rates	0%	to	70%
			Mortality rates	0%	to	38%
			Utilization rates	80%	to	100%
(1)	For the unobservable inputs, the range is presented in basis points unless otherwise specified.

Assets Measured at Fair Value on a Nonrecurring Basis

Certain assets are reported at fair value on a nonrecurring basis, including investments such as, limited partnership interests and goodwill, which are reported at fair value only in the period in which an impairment is recognized. The fair value is calculated using models that are widely accepted in the financial services industry. For the year ended December 31, 2012, the Company did not record a goodwill impairment. During the year ended December 31, 2011, the Company recorded a goodwill impairment of $500 million and the fair value measurement was classified as Level 3. For additional information regarding the impairments, see the Goodwill, Value of Business Acquired, and Other Intangible Assets Note.

Note 17 — Segment Information

The Company operates in the following three business segments: (1) Insurance and (2) Wealth Management, which primarily serve retail and institutional customers and (3) Corporate and Other, which includes the institutional advisory business, the reinsurance operations, and the corporate account.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Insurance Segment. Offers a variety of individual life insurance products and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. In 2012, the Company’s remaining international insurance operations were transferred to the Corporate and Other Segment.

Wealth Management Segment. Offers annuities and mutual fund products and services. These businesses also offer a variety of retirement products to group benefit plans. Annuity contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. These businesses distribute products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. As discussed in the Significant Accounting Policies Note, the Company suspended sales of all its individual and group fixed and variable annuities.

Corporate and Other Segment. Primarily consists of certain corporate operations, the institutional advisory business, reinsurance operations, and businesses that are either disposed or in run-off. Corporate operations primarily include certain

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information - (continued)

financing activities, income on capital not specifically allocated to the operating segments, and certain non-recurring expenses not allocated to the segments. The income statement impact of goodwill impairment charges are reported in this segment. In 2012, the Company’s remaining international insurance operations were transferred from the Insurance Segment.

The accounting policies of the segments are the same as those described in the Summary of Significant Accounting Policies Note. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following tables summarize selected financial information by segment for the periods indicated. Included in the Insurance Segment for all periods presented are the assets, liabilities, revenues, and expenses of the closed blocks. For additional information on the closed blocks, see the Closed Blocks Note.

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2012
Revenues from external customers	$5,118	$2,253	$295	$7,666
Net investment income	2,956	1,641	(38)	4,559
Net realized investment and other gains (losses)	(269)	(1,606)	(293)	(2,168)
Inter-segment revenues	-	-	-	-

Revenues	$7,805	$2,288	$(36)	$10,057

Net income (loss)	$(220)	$94	$(7)	$(133)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$208	$28	$(18)	$218
Carrying value of investments under the equity method	3,259	912	287	4,458
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,001	384	-	1,385
Goodwill impairment	-	-	-	-
Interest expense	-	-	41	41
Income tax expense (benefit)	(174)	(381)	(78)	(633)
Segment assets	$101,334	$163,135	$25,905	$290,374

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2011
Revenues from external customers	$6,288	$2,166	$383	$8,837
Net investment income	2,831	1,824	334	4,989
Net realized investment and other gains (losses)	1,108	2,004	23	3,135
Inter-segment revenues	-	-	-	-

Revenues	$10,227	$5,994	$740	$16,961

Net income (loss)	$30	$(200)	$(641)	$(811)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$178	$46	$(2)	$222
Carrying value of investments under the equity method	2,582	1,056	313	3,951
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,673	1,167	1	2,841
Goodwill impairment	-	-	500	500
Interest expense	-	-	47	47
Income tax expense (benefit)	(19)	(246)	(67)	(332)
Segment assets	$94,267	$153,822	$25,783	$273,872

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2010
Revenues from external customers	$4,589	$2,487	$527	$7,603
Net investment income	2,553	1,710	233	4,496
Net realized investment and other gains (losses)	321	(398)	159	82
Inter-segment revenues	-	-	-	-

Revenues	$7,463	$3,799	$919	$12,181

Net income (loss)	$67	$466	$(1,497)	$(964)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$156	$61	$(20)	$197
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	478	203	1	682
Goodwill impairment	-	-	1,600	1,600
Interest expense	-	-	47	47
Income tax expense (benefit)	23	114	39	176

The Company operates primarily in the United States and has no reportable major customers.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 18 — Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2012 consolidated financial statements through the date on which the consolidated financial statements were issued.

On March 18, 2013, the Company entered into a committed line of credit agreement established by MLI totaling $1 billion which will expire in 2018. MLI will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Audited Financial Statements

Year ended December 31, 2012 with Report of Independent Registered Public Accounting Firm

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Audited Financial Statements

Year ended December 31, 2012

Report of Independent Registered Public Accounting Firm

Board of Directors of the John Hancock Life Insurance Company (U.S.A.) and Contract Owners of John Hancock Life Insurance Company (U.S.A.) Separate Account A

“Active” sub-accounts

500 Index Trust B Series 0	Fundamental Holdings Trust Series 1
Active Bond Trust Series 0	Fundamental Large Cap Value Trust Series 0
Active Bond Trust Series 1	Fundamental Large Cap Value Trust Series 1
All Cap Core Trust Series 0	Fundamental Value Trust Series 0
All Cap Core Trust Series 1	Fundamental Value Trust Series 1
All Cap Value Trust Series 0	Global Bond Trust Series 0
All Cap Value Trust Series 1	Global Bond Trust Series 1
Alpha Opportunities Trust Series 0	Global Diversification Trust Series 1
Alpha Opportunities Trust Series 1	Global Trust Series 0
American Asset Allocation Trust Series 1	Global Trust Series 1
American Global Growth Trust Series 1	Health Sciences Trust Series 0
American Global Small Capitalization Trust Series 1	Health Sciences Trust Series 1
American Growth Trust Series 1	High Yield Trust Series 0
American Growth-Income Trust Series 1	High Yield Trust Series 1
American High-Income Bond Trust Series 1	International Core Trust Series 0
American International Trust Series 1	International Core Trust Series 1
American New World Trust Series 1	International Equity Index Trust B Series 0
Blue Chip Growth Trust Series 0	International Equity Index Trust B Series 1
Blue Chip Growth Trust Series 1	International Growth Stock Trust Series 0
Bond Trust Series 0	International Growth Stock Trust Series 1
Bond Trust Series 1	International Small Company Trust Series 0
Capital Appreciation Trust Series 0	International Small Company Trust Series 1
Capital Appreciation Trust Series 1	International Value Trust Series 0
Capital Appreciation Value Trust Series 0	International Value Trust Series 1
Capital Appreciation Value Trust Series 1	Investment Quality Bond Trust Series 0
Core Allocation Plus Trust Series 0	Investment Quality Bond Trust Series 1
Core Allocation Plus Trust Series 1	Lifestyle Aggressive Trust Series 0
Core Bond Trust Series 0	Lifestyle Aggressive Trust Series 1
Core Bond Trust Series 1	Lifestyle Balanced Trust Series 0
Core Strategy Trust Series 0	Lifestyle Balanced Trust Series 1
Core Strategy Trust Series 1	Lifestyle Conservative Trust Series 0
Disciplined Diversification Trust Series 0	Lifestyle Conservative Trust Series 1
Disciplined Diversification Trust Series 1	Lifestyle Growth Trust Series 0
Emerging Markets Value Trust Series 0	Lifestyle Growth Trust Series 1
Emerging Markets Value Trust Series 1	Lifestyle Moderate Trust Series 0
Equity-Income Trust Series 0	Lifestyle Moderate Trust Series 1
Equity-Income Trust Series 1	Mid Cap Index Trust Series 0
Financial Services Trust Series 0	Mid Cap Index Trust Series 1
Financial Services Trust Series 1	Mid Cap Stock Trust Series 0
Franklin Templeton Founding Allocation Trust Series 0	Mid Cap Stock Trust Series 1
Franklin Templeton Founding Allocation Trust Series 1	Mid Value Trust Series 0
Fundamental All Cap Core Trust Series 0	Mid Value Trust Series 1
Fundamental All Cap Core Trust Series 1	Money Market Trust B Series 0

Report of Independent Registered Public Accounting Firm

Money Market Trust Series 1	Smaller Company Growth Trust Series 1
Natural Resources Trust Series 0	Strategic Income Opportunities Trust Series 0
Natural Resources Trust Series 1	Strategic Income Opportunities Trust Series 1
Real Estate Securities Trust Series 0	Total Bond Market Trust B Series 0
Real Estate Securities Trust Series 1	Total Return Trust Series 0
Real Return Bond Trust Series 0	Total Return Trust Series 1
Real Return Bond Trust Series 1	Total Stock Market Index Trust Series 0
Science & Technology Trust Series 0	Total Stock Market Index Trust Series 1
Science & Technology Trust Series 1	Ultra Short Term Bond Trust Series 0
Short Term Government Income Trust Series 0	Ultra Short Term Bond Trust Series 1
Short Term Government Income Trust Series 1	U.S. Equity Trust Series 0
Small Cap Growth Trust Series 0	U.S. Equity Trust Series 1
Small Cap Growth Trust Series 1	Utilities Trust Series 0
Small Cap Index Trust Series 0	Utilities Trust Series 1
Small Cap Index Trust Series 1	Value Trust Series 0
Small Cap Opportunities Trust Series 0	Value Trust Series 1
Small Cap Opportunities Trust Series 1	All Asset Portfolio
Small Cap Value Trust Series 0	Brandes International Equity Trust
Small Cap Value Trust Series 1	Business Opportunity Value Trust
Small Company Value Trust Series 0	Frontier Capital Appreciation Trust
Small Company Value Trust Series 1	Large Cap Growth Trust
Smaller Company Growth Trust Series 0

“Closed” sub-accounts

500 Index Trust Series 1	International Equity Index Trust A Series 1
American Blue Chip Income and Growth Trust Series 1	International Opportunities Trust Series 0
Balanced Trust Series 0	International Opportunities Trust Series 1
Balanced Trust Series 1	Large Cap Trust Series 0
International Equity Index Trust A Series 0	Large Cap Trust Series 1

Report of Independent Registered Public Accounting Firm

We have audited the accompanying statements of assets and contract owners’ equity of John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Account”), comprised of the active sub-accounts as of December 31, 2012, and the related statements of operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception). These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian or fund manager of the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the active sub-accounts constituting John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2012, and the results of its operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception), in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Chartered Accountants

Licensed Public Accountants

Toronto, Canada

March 28, 2013

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Contract Owners’ Equity

December 31, 2012

Assets
Investments at fair value:
Sub-accounts invested in John Hancock Variable Insurance Trust portfolios:
500 Index Trust B Series 0 - 6,673,739 shares (cost $106,194,123)	$120,194,042
500 Index Trust Series 1	—
Active Bond Trust Series 0 - 848,118 shares (cost $8,441,234)	8,625,356
Active Bond Trust Series 1 - 731,417 shares (cost $6,926,057)	7,431,200
All Cap Core Trust Series 0 - 135,005 shares (cost $2,348,705)	2,558,349
All Cap Core Trust Series 1 - 405,699 shares (cost $7,097,102)	7,688,001
All Cap Value Trust Series 0 - 657,800 shares (cost $5,316,087)	5,512,364
All Cap Value Trust Series 1 - 399,107 shares (cost $2,933,733)	3,360,478
Alpha Opportunities Trust Series 0 - 94,895 shares (cost $1,253,063)	1,268,745
Alpha Opportunities Trust Series 1 - 46,753 shares (cost $618,423)	624,615
American Asset Allocation Trust Series 1 - 3,088,102 shares (cost $29,716,473)	38,508,628
American Blue Chip Income and Growth Trust Series 1	—
American Global Growth Trust Series 1 - 95,521 shares (cost $1,072,690)	1,173,956
American Global Small Capitalization Trust Series 1 - 60,117 shares (cost $549,180)	566,904
American Growth Trust Series 1 - 2,607,420 shares (cost $37,019,534)	45,369,109
American Growth-Income Trust Series 1 - 3,972,178 shares (cost $51,950,911)	66,176,491
American High-Income Bond Trust Series 1 - 210,278 shares (cost $2,345,997)	2,292,033
American International Trust Series 1 - 2,274,781 shares (cost $34,008,243)	36,419,240
American New World Trust Series 1 - 279,766 shares (cost $3,597,591)	3,790,824
Balanced Trust Series 0	—
Balanced Trust Series 1	—
Blue Chip Growth Trust Series 0 - 855,020 shares (cost $16,756,388)	20,734,237
Blue Chip Growth Trust Series 1 - 1,194,977 shares (cost $21,745,799)	29,014,045
Bond Trust Series 0 - 392,017 shares (cost $5,454,395)	5,480,393
Bond Trust Series 1 - 70,389 shares (cost $977,772)	984,749
Capital Appreciation Trust Series 0 - 1,041,507 shares (cost $10,515,938)	11,987,742
Capital Appreciation Trust Series 1 - 2,085,189 shares (cost $19,152,132)	24,000,525
Capital Appreciation Value Trust Series 0 - 894,892 shares (cost $10,475,581)	10,506,029
Capital Appreciation Value Trust Series 1 - 43,334 shares (cost $500,598)	509,177
Core Allocation Plus Trust Series 0 - 996,031 shares (cost $10,321,794)	10,378,647
Core Allocation Plus Trust Series 1 - 10,079 shares (cost $106,027)	105,123
Core Bond Trust Series 0 - 281,745 shares (cost $3,942,524)	3,919,079
Core Bond Trust Series 1 - 143,082 shares (cost $2,007,315)	1,997,418
Core Strategy Trust Series 0 - 2,832,857 shares (cost $36,572,799)	38,470,198
Core Strategy Trust Series 1 - 15,526 shares (cost $197,518)	210,844
Disciplined Diversification Trust Series 0 - 1,545,790 shares (cost $17,889,550)	19,708,821
Disciplined Diversification Trust Series 1 - 22,223 shares (cost $263,432)	283,342
Emerging Markets Value Trust Series 0 - 1,470,197 shares (cost $16,892,266)	15,760,516
Emerging Markets Value Trust Series 1 - 747,727 shares (cost $9,539,150)	8,030,584
Equity-Income Trust Series 0 - 2,753,558 shares (cost $38,267,415)	42,625,072
Equity-Income Trust Series 1 - 2,661,996 shares (cost $36,315,070)	41,314,186
Financial Services Trust Series 0 - 265,492 shares (cost $2,939,508)	3,265,552
Financial Services Trust Series 1 - 147,308 shares (cost $1,595,537)	1,814,833
Franklin Templeton Founding Allocation Trust Series 0 - 1,274,478 shares (cost $12,681,154)	13,662,404
Franklin Templeton Founding Allocation Trust Series 1 - 36,258 shares (cost $302,174)	389,052

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Contract Owners’ Equity

December 31, 2012

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Variable Insurance Trust portfolios:
Fundamental All Cap Core Trust Series 0 - 534,002 shares (cost $6,385,752)	$8,202,277
Fundamental All Cap Core Trust Series 1 - 51,855 shares (cost $680,123)	793,386
Fundamental Holdings Trust Series 1 - 363,232 shares (cost $3,725,713)	4,050,037
Fundamental Large Cap Value Trust Series 0 - 149,742 shares (cost $1,581,477)	1,823,857
Fundamental Large Cap Value Trust Series 1 - 75,955 shares (cost $861,762)	925,137
Fundamental Value Trust Series 0 - 659,492 shares (cost $8,423,365)	10,077,037
Fundamental Value Trust Series 1 - 1,833,645 shares (cost $19,782,555)	28,109,770
Global Bond Trust Series 0 - 1,713,127 shares (cost $22,207,561)	22,476,220
Global Bond Trust Series 1 - 578,136 shares (cost $7,145,146)	7,608,269
Global Diversification Trust Series 1 - 1,057,927 shares (cost $10,839,416)	11,520,829
Global Trust Series 0 - 256,599 shares (cost $3,599,217)	4,067,091
Global Trust Series 1 - 375,485 shares (cost $5,892,776)	5,955,195
Health Sciences Trust Series 0 - 451,606 shares (cost $7,997,754)	9,519,855
Health Sciences Trust Series 1 - 363,264 shares (cost $6,553,731)	7,624,905
High Yield Trust Series 0 - 3,246,671 shares (cost $20,246,019)	19,317,690
High Yield Trust Series 1 - 2,414,479 shares (cost $15,811,064)	14,511,021
International Core Trust Series 0 - 594,084 shares (cost $5,392,026)	5,691,328
International Core Trust Series 1 - 1,439,866 shares (cost $16,992,707)	13,837,114
International Equity Index Trust A Series 0	—
International Equity Index Trust A Series 1	—
International Equity Index Trust B Series 0 - 1,723,966 shares (cost $25,114,943)	26,411,155
International Equity Index Trust B Series 1 - 902,062 shares (cost $13,182,899)	13,819,585
International Growth Stock Trust Series 0 - 423,154 shares (cost $5,857,567)	6,055,329
International Growth Stock Trust Series 1 - 146,307 shares (cost $2,024,729)	2,093,656
International Opportunities Trust Series 0	—
International Opportunities Trust Series 1	—
International Small Company Trust Series 0 - 711,633 shares (cost $6,737,526)	7,223,072
International Small Company Trust Series 1 - 627,315 shares (cost $5,764,834)	6,367,247
International Value Trust Series 0 - 1,231,273 shares (cost $13,390,310)	14,565,955
International Value Trust Series 1 - 1,242,580 shares (cost $16,630,787)	14,799,133
Investment Quality Bond Trust Series 0 - 573,069 shares (cost $6,705,362)	7,048,747
Investment Quality Bond Trust Series 1 - 1,191,437 shares (cost $13,521,909)	14,702,335
Large Cap Trust Series 0	—
Large Cap Trust Series 1	—
Lifestyle Aggressive Trust Series 0 - 14,544,640 shares (cost $112,662,484)	128,138,277
Lifestyle Aggressive Trust Series 1 - 1,691,317 shares (cost $13,281,448)	14,900,506
Lifestyle Balanced Trust Series 0 - 21,960,431 shares (cost $248,987,644)	274,505,393
Lifestyle Balanced Trust Series 1 - 4,874,234 shares (cost $57,498,118)	60,830,441
Lifestyle Conservative Trust Series 0 - 2,158,813 shares (cost $27,559,569)	28,021,387
Lifestyle Conservative Trust Series 1 - 554,452 shares (cost $7,179,576)	7,185,696
Lifestyle Growth Trust Series 0 - 31,883,698 shares (cost $353,705,041)	389,618,791
Lifestyle Growth Trust Series 1 - 7,280,046 shares (cost $86,221,011)	88,889,365
Lifestyle Moderate Trust Series 0 - 4,364,829 shares (cost $50,984,949)	55,826,164

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Contract Owners’ Equity

December 31, 2012

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Variable Insurance Trust portfolios:
Lifestyle Moderate Trust Series 1 - 1,309,695 shares (cost $14,678,809)	$16,737,908
Mid Cap Index Trust Series 0 - 851,510 shares (cost $13,762,362)	14,858,858
Mid Cap Index Trust Series 1 - 683,143 shares (cost $10,880,729)	11,920,852
Mid Cap Stock Trust Series 0 - 820,885 shares (cost $10,759,353)	12,945,356
Mid Cap Stock Trust Series 1 - 1,060,091 shares (cost $13,936,133)	16,622,221
Mid Value Trust Series 0 - 1,067,788 shares (cost $10,558,316)	12,226,168
Mid Value Trust Series 1 - 1,012,122 shares (cost $9,032,106)	11,629,276
Money Market Trust B Series 0 - 108,102,058 shares (cost $108,102,058)	108,102,058
Money Market Trust Series 1 - 45,255,272 shares (cost $45,255,272)	45,255,272
Natural Resources Trust Series 0 - 2,130,569 shares (cost $22,676,227)	21,135,245
Natural Resources Trust Series 1 - 758,067 shares (cost $8,747,738)	7,648,895
Real Estate Securities Trust Series 0 - 1,449,142 shares (cost $16,283,092)	20,360,448
Real Estate Securities Trust Series 1 - 1,935,322 shares (cost $23,940,054)	27,346,103
Real Return Bond Trust Series 0 - 1,118,584 shares (cost $14,137,065)	14,742,932
Real Return Bond Trust Series 1 - 357,243 shares (cost $4,409,819)	4,772,768
Science & Technology Trust Series 0 - 340,820 shares (cost $5,608,501)	5,899,586
Science & Technology Trust Series 1 - 757,020 shares (cost $10,646,752)	13,043,463
Short Term Government Income Trust Series 0 - 1,226,649 shares (cost $15,905,697)	15,774,711
Short Term Government Income Trust Series 1 - 711,891 shares (cost $9,215,224)	9,162,037
Small Cap Growth Trust Series 0 - 950,371 shares (cost $8,404,434)	8,866,957
Small Cap Growth Trust Series 1 - 195,291 shares (cost $2,075,177)	1,814,254
Small Cap Index Trust Series 0 - 863,387 shares (cost $10,563,342)	10,697,360
Small Cap Index Trust Series 1 - 601,175 shares (cost $7,335,904)	7,448,560
Small Cap Opportunities Trust Series 0 - 202,227 shares (cost $3,919,515)	4,453,039
Small Cap Opportunities Trust Series 1 - 286,353 shares (cost $5,615,855)	6,336,997
Small Cap Value Trust Series 0 - 677,998 shares (cost $11,868,034)	14,014,213
Small Cap Value Trust Series 1 - 110,668 shares (cost $2,111,388)	2,290,835
Small Company Value Trust Series 0 - 557,280 shares (cost $8,327,036)	10,844,660
Small Company Value Trust Series 1 - 682,782 shares (cost $9,364,009)	13,314,249
Smaller Company Growth Trust Series 0 - 159,266 shares (cost $2,454,287)	2,772,817
Smaller Company Growth Trust Series 1 - 1,526,134 shares (cost $21,536,057)	26,524,212
Strategic Income Opportunities Trust Series 0 - 1,257,304 shares (cost $17,335,139)	16,860,444
Strategic Income Opportunities Trust Series 1 - 732,503 shares (cost $10,358,591)	9,844,840
Total Bond Market Trust B Series 0 - 1,457,855 shares (cost $15,209,351)	15,613,623
Total Return Trust Series 0 - 3,415,815 shares (cost $48,883,366)	50,007,524
Total Return Trust Series 1 - 1,853,156 shares (cost $26,186,932)	27,222,863
Total Stock Market Index Trust Series 0 - 608,423 shares (cost $6,803,691)	8,000,764
Total Stock Market Index Trust Series 1 - 360,621 shares (cost $3,700,116)	4,742,165
Ultra Short Term Bond Trust Series 0 - 136,935 shares (cost $1,681,954)	1,661,024
Ultra Short Term Bond Trust Series 1 - 41,499 shares (cost $508,877)	503,383
U.S. Equity Trust Series 0 - 286,563 shares (cost $3,986,585)	4,020,480
U.S. Equity Trust Series 1 - 986,873 shares (cost $13,694,410)	13,845,822
Utilities Trust Series 0 - 736,056 shares (cost $8,554,398)	9,598,168
Utilities Trust Series 1 - 392,172 shares (cost $4,929,741)	5,121,770
Value Trust Series 0 - 335,222 shares (cost $5,697,287)	6,466,438
Value Trust Series 1 - 728,167 shares (cost $12,367,514)	14,060,912

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Contract Owners’ Equity

December 31, 2012

Assets (continued)
Investments at fair value:
Sub-accounts invested in Outside Trust portfolios:
All Asset Portfolio - 1,953,249 shares (cost $21,797,565)	$22,540,494
Brandes International Equity Trust - 528,677 shares (cost $5,861,908)	6,116,796
Business Opportunity Value Trust - 423,360 shares (cost $4,208,831)	4,843,243
Frontier Capital Appreciation Trust - 265,221 shares (cost $6,307,074)	6,200,875
Large Cap Growth Trust - 356,150 shares (cost $5,851,664)	6,838,084

Total assets	$2,727,498,177

Contract Owners’ Equity
Variable universal life insurance contracts	$2,727,498,177

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

	Sub-Account
	500 Index Trust B Series 0		500 Index Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12 (y)	Year Ended Dec. 31/11
Income:
Dividend income distribution	$1,107,875	$1,461,774	$1,212,495	$401,437

Net investment income (loss)	1,107,875	1,461,774	1,212,495	401,437

Realized gains (losses) on investments:
Capital gain distributions	—	—	2,595,411	65,855
Net realized gains (losses)	2,415,336	1,503,373	1,213,306	171,619

Realized gains (losses)	2,415,336	1,503,373	3,808,717	237,474
Unrealized appreciation (depreciation) during the period	9,491,537	(1,484,254)	(1,434,838)	(249,079)

Net increase (decrease) in assets from operations	13,014,748	1,480,893	3,586,374	389,832

Changes from principal transactions:
Transfer of net premiums	10,660,321	8,619,166	1,002,584	1,374,187
Transfer on terminations	(12,716,986)	(11,199,317)	(3,499,353)	(3,284,804)
Transfer on policy loans	(678,414)	(765,571)	(235,802)	(16,817)
Net interfund transfers	29,581,911	4,874,868	(26,871,660)	(722,415)

Net increase (decrease) in assets from principal transactions	26,846,832	1,529,146	(29,604,231)	(2,649,849)

Total increase (decrease) in assets	39,861,580	3,010,039	(26,017,857)	(2,260,017)

Assets, beginning of period	80,332,462	77,322,423	26,017,857	28,277,874

Assets, end of period	$120,194,042	$80,332,462	—	$26,017,857

(y)	Terminated as an investment option and funds transferred to 500 Index Trust B Series 0 on November 5, 2012.
(bd)	Fund is one Series. Previously presented as Series 0 and Series 1.

See accompanying notes.

Sub-Account
Active Bond Trust Series 0		Active Bond Trust Series 1		All Asset Portfolio
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12 (bd)	Year Ended Dec. 31/11 (bd)

$346,016	$372,672	$311,892	$513,428	$882,931	$971,281

346,016	372,672	311,892	513,428	882,931	971,281

53,063	—	54,402	—	—	—
129,687	111,809	188,731	67,025	93,818	307,320

182,750	111,809	243,133	67,025	93,818	307,320
187,579	(154,190)	271,181	(35,745)	1,488,664	(1,163,116)

716,345	330,291	826,206	544,708	2,465,413	115,485

946,286	1,090,315	319,525	315,276	1,935,850	4,418,151
(641,921)	(614,300)	(3,183,004)	(1,069,090)	(1,159,983)	(4,420,030)
(265,371)	(129,993)	(16,203)	24,207	(21,912)	(87,173)
931,738	1,400,609	70,101	251,989	4,014,848	4,369,758

970,732	1,746,631	(2,809,581)	(477,618)	4,768,803	4,280,706

1,687,077	2,076,922	(1,983,375)	67,090	7,234,216	4,396,191

6,938,279	4,861,357	9,414,575	9,347,485	15,306,278	10,910,087

$8,625,356	$6,938,279	$7,431,200	$9,414,575	$22,540,494	$15,306,278

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Cap Core Trust Series 0		All Cap Core Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$20,821	$15,430	$85,278	$82,263

Net investment income (loss)	20,821	15,430	85,278	82,263

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	94,735	42,862	277,686	253,678

Realized gains (losses)	94,735	42,862	277,686	253,678
Unrealized appreciation (depreciation) during the period	127,709	(50,413)	834,782	(275,426)

Net increase (decrease) in assets from operations	243,265	7,879	1,197,746	60,515

Changes from principal transactions:
Transfer of net premiums	331,566	205,430	348,022	387,383
Transfer on terminations	(176,477)	(142,875)	(1,333,259)	(1,109,046)
Transfer on policy loans	(24,400)	(1,610)	(46,071)	63,367
Net interfund transfers	683,816	407,037	(209,736)	(147,569)

Net increase (decrease) in assets from principal transactions	814,505	467,982	(1,241,044)	(805,865)

Total increase (decrease) in assets	1,057,770	475,861	(43,298)	(745,350)

Assets, beginning of period	1,500,579	1,024,718	7,731,299	8,476,649

Assets, end of period	$2,558,349	$1,500,579	$7,688,001	$7,731,299

See accompanying notes.

Sub-Account
All Cap Value Trust Series 0		All Cap Value Trust Series 1		Alpha Opportunities Trust Series 0
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$48,388	$20,953	$28,299	$13,034	$7,021	$2,828

48,388	20,953	28,299	13,034	7,021	2,828

227,511	—	142,136	—	74,827	230,899
336,312	167,824	312,340	131,672	(40,449)	(253,707)

563,823	167,824	454,476	131,672	34,378	(22,808)
(60,048)	(468,573)	(109,965)	(282,873)	154,157	(190,534)

552,163	(279,796)	372,810	(138,167)	195,556	(210,514)

898,695	684,435	170,564	156,777	138,650	94,080
(583,297)	(516,759)	(429,023)	(468,656)	(90,499)	(57,158)
(15,123)	(24,486)	(20,701)	(9,110)	(4,791)	277,550
(429,016)	1,556,755	(370,852)	95,717	104,169	157,020

(128,741)	1,699,945	(650,012)	(225,272)	147,529	471,492

423,422	1,420,149	(277,202)	(363,439)	343,085	260,978

5,088,942	3,668,793	3,637,680	4,001,119	925,660	664,682

$5,512,364	$5,088,942	$3,360,478	$3,637,680	$1,268,745	$925,660

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Alpha Opportunities Trust Series 1		American Asset Allocation Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$3,151	$622	$588,778	$491,316

Net investment income (loss)	3,151	622	588,778	491,316

Realized gains (losses) on investments:
Capital gain distributions	40,364	36,976	—	—
Net realized gains (losses)	(10,869)	14,285	939,020	793,465

Realized gains (losses)	29,495	51,261	939,020	793,465
Unrealized appreciation (depreciation) during the period	62,744	(63,189)	3,603,189	(983,229)

Net increase (decrease) in assets from operations	95,390	(11,306)	5,130,987	301,552

Changes from principal transactions:
Transfer of net premiums	13,545	11,531	3,520,793	3,127,610
Transfer on terminations	(40,616)	(18,278)	(3,688,869)	(3,590,609)
Transfer on policy loans	—	—	33,296	(115,683)
Net interfund transfers	157,445	160,719	1,714,497	698,392

Net increase (decrease) in assets from principal transactions	130,374	153,972	1,579,717	119,710

Total increase (decrease) in assets	225,764	142,666	6,710,704	421,262

Assets, beginning of period	398,851	256,185	31,797,924	31,376,662

Assets, end of period	$624,615	$398,851	$38,508,628	$31,797,924

(bf)	Terminated as an investment option and funds transferred to American Growth-Income Trust Series 1 on November 5, 2012.
(f)	Terminated as an investment option and funds transferred to Bond Trust Series 1 on October 31, 2011.

See accompanying notes.

Sub-Account
American Blue Chip Income and Growth Trust Series 1		American Bond Trust Series 1	American Global Growth Trust Series 1
Year Ended Dec. 31/12 (bf)	Year Ended Dec. 31/11	Year Ended Dec. 31/11 (f)	Year Ended Dec. 31/12	Year Ended Dec. 31/11

—	$152,536	—	$5,462	$4,469

—	152,536	—	5,462	4,469

1,894,034	—	—	—	—
101,461	(485,158)	293,962	27,080	(1,281)

1,995,495	(485,158)	293,962	27,080	(1,281)
(607,351)	160,681	(79,439)	130,372	(29,237)

1,388,144	(171,941)	214,523	162,914	(26,049)

1,318,957	1,383,589	523,198	155,280	36,438
(857,641)	(833,049)	(531,947)	(78,380)	(36,550)
(225,592)	(296,064)	(54,158)	(811,862)	—
(12,780,351)	(204,222)	(5,458,507)	1,290,847	465,329

(12,544,627)	50,254	(5,521,414)	555,885	465,217

(11,156,483)	(121,687)	(5,306,891)	718,799	439,168

11,156,483	11,278,170	5,306,891	455,157	15,989

—	$11,156,483	—	$1,173,956	$455,157

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American Global Small Capitalization Trust Series 1		American Growth Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$4,751	$2,657	$181,489	$102,698

Net investment income (loss)	4,751	2,657	181,489	102,698

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(8,978)	(1,548)	(284,083)	(1,452,276)

Realized gains (losses)	(8,978)	(1,548)	(284,083)	(1,452,276)
Unrealized appreciation (depreciation) during the period	65,579	(49,281)	7,273,220	(706,902)

Net increase (decrease) in assets from operations	61,352	(48,172)	7,170,626	(2,056,480)

Changes from principal transactions:
Transfer of net premiums	111,692	65,711	4,220,215	4,251,908
Transfer on terminations	(42,272)	(22,613)	(5,150,676)	(4,430,600)
Transfer on policy loans	—	—	(532,262)	(405,767)
Net interfund transfers	170,871	213,580	(2,143,416)	(850,901)

Net increase (decrease) in assets from principal transactions	240,291	256,678	(3,606,139)	(1,435,360)

Total increase (decrease) in assets	301,643	208,506	3,564,487	(3,491,840)

Assets, beginning of period	265,261	56,755	41,804,622	45,296,462

Assets, end of period	$566,904	$265,261	$45,369,109	$41,804,622

See accompanying notes.

Sub-Account
American Growth-Income Trust Series 1		American High-Income Bond Trust Series 1		American International Trust Series 1
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$820,603	$599,295	$145,583	$35,009	$377,890	$495,817

820,603	599,295	145,583	35,009	377,890	495,817

—	—	—	—	—	—
2,251,447	1,031,549	4,120	(2,987)	(2,735,939)	(2,478,400)

2,251,447	1,031,549	4,120	(2,987)	(2,735,939)	(2,478,400)
5,460,269	(2,641,376)	(20,925)	(32,613)	7,887,783	(3,311,029)

8,532,319	(1,010,532)	128,778	(591)	5,529,734	(5,293,612)

4,659,987	4,323,529	257,473	30,942	3,631,944	3,581,692
(6,031,695)	(6,041,864)	(116,068)	(17,500)	(3,478,246)	(3,298,966)
(553,105)	(176,561)	1,400	(1,248)	(491,167)	(302,299)
10,653,530	(690,782)	1,507,003	494,430	(582,806)	210,412

8,728,717	(2,585,678)	1,649,808	506,624	(920,275)	190,839

17,261,036	(3,596,210)	1,778,586	506,033	4,609,459	(5,102,773)

48,915,455	52,511,665	513,447	7,414	31,809,781	36,912,554

$66,176,491	$48,915,455	$2,292,033	$513,447	$36,419,240	$31,809,781

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American New World Trust Series 1		Balanced Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12 (g)	Year Ended Dec. 31/11
Income:
Dividend income distribution	$20,877	$43,629	$28,341	$16,035

Net investment income (loss)	20,877	43,629	28,341	16,035

Realized gains (losses) on investments:
Capital gain distributions	—	—	647,618	5,554
Net realized gains (losses)	(14,061)	12,297	(561,707)	12,832

Realized gains (losses)	(14,061)	12,297	85,911	18,386
Unrealized appreciation (depreciation) during the period	521,591	(533,555)	(20,334)	(35,019)

Net increase (decrease) in assets from operations	528,407	(477,629)	93,918	(598)

Changes from principal transactions:
Transfer of net premiums	476,155	421,594	63,989	131,545
Transfer on terminations	(392,855)	(280,372)	(123,413)	(68,776)
Transfer on policy loans	(17,372)	(9,879)	697	(1,781)
Net interfund transfers	171,371	1,210,713	(1,177,367)	442,827

Net increase (decrease) in assets from principal transactions	237,299	1,342,056	(1,236,094)	503,815

Total increase (decrease) in assets	765,706	864,427	(1,142,176)	503,217

Assets, beginning of period	3,025,118	2,160,691	1,142,176	638,959

Assets, end of period	$3,790,824	$3,025,118	—	$1,142,176

(g)	Terminated as an investment option and funds transferred to Lifestyle Growth Trust on April 30, 2012.

See accompanying notes.

Sub-Account
Balanced Trust Series 1		Blue Chip Growth Trust Series 0		Blue Chip Growth Trust Series 1
Year Ended Dec. 31/12 (g)	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$4,241	$3,597	$26,453	$2,167	$28,062	$2,236

4,241	3,597	26,453	2,167	28,062	2,236

98,616	1,171	—	—	—	—
(71,082)	855	870,596	394,595	1,834,736	1,505,738

27,534	2,026	870,596	394,595	1,834,736	1,505,738
(7,660)	(3,492)	2,011,028	(254,573)	3,240,262	(1,117,268)

24,115	2,131	2,908,077	142,189	5,103,060	390,706

3,120	11,196	2,331,686	2,359,920	1,477,288	1,504,487
(10,998)	(20,878)	(1,826,379)	(1,329,638)	(4,038,060)	(4,088,703)
—	—	(176,634)	(242,011)	(180,660)	49,264
(284,285)	53,381	2,161,753	2,580,154	(1,943,909)	735,056

(292,163)	43,699	2,490,426	3,368,425	(4,685,341)	(1,799,896)

(268,048)	45,830	5,398,503	3,510,614	417,719	(1,409,190)
268,048	222,218	15,335,734	11,825,120	28,596,326	30,005,516

—	$268,048	$20,734,237	$15,335,734	$29,014,045	$28,596,326

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Bond Trust Series 0		Bond Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (e)	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (e)
Income:
Dividend income distribution	$150,187	$112,593	$26,572	$23,407

Net investment income (loss)	150,187	112,593	26,572	23,407

Realized gains (losses) on investments:
Capital gain distributions	34,809	—	6,775	—
Net realized gains (losses)	6,742	500	1,111	196

Realized gains (losses)	41,551	500	7,886	196
Unrealized appreciation (depreciation) during the period	103,539	(77,541)	23,165	(16,188)

Net increase (decrease) in assets from operations	295,277	35,552	57,623	7,415

Changes from principal transactions:
Transfer of net premiums	779,522	138,928	31,053	3,601
Transfer on terminations	(428,736)	(64,692)	(202,884)	(48,763)
Transfer on policy loans	(57,530)	(427)	858	250
Net interfund transfers	506,436	4,276,063	176,528	959,068

Net increase (decrease) in assets from principal transactions	799,692	4,349,872	5,555	914,156

Total increase (decrease) in assets	1,094,969	4,385,424	63,178	921,571

Assets, beginning of period	4,385,424	—	921,571	—

Assets, end of period	$5,480,393	$4,385,424	$984,749	$921,571

(e)	Reflects the period from commencement of operations on October 31, 2011 through December 31, 2011.

See accompanying notes.

Sub-Account
Brandes International Equity Trust		Business Opportunity Value Trust		Capital Appreciation Trust Series 0
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$117,939	$153,408	$34,291	$13,504	$23,156	$11,008

117,939	153,408	34,291	13,504	23,156	11,008

—	—	—	—	—	—
(80,924)	(4,912)	146,819	50,627	995,926	531,136

(80,924)	(4,912)	146,819	50,627	995,926	531,136
952,473	(796,795)	490,246	(224,571)	548,939	(543,423)

989,488	(648,299)	671,356	(160,440)	1,568,021	(1,279)

640,015	567,895	598,435	548,561	1,286,123	1,124,028
(356,232)	(456,320)	(336,538)	(357,302)	(1,796,152)	(779,035)
(30,328)	(80,855)	(9,328)	16,059	(135,204)	(158,256)
428,653	1,350,739	109,420	553,273	1,267,165	884,303

682,108	1,381,459	361,989	760,591	621,932	1,071,040

1,671,596	733,160	1,033,345	600,151	2,189,953	1,069,761

4,445,200	3,712,040	3,809,898	3,209,747	9,797,789	8,728,028

$6,116,796	$4,445,200	$4,843,243	$3,809,898	$11,987,742	$9,797,789

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Capital Appreciation Trust Series 1		Capital Appreciation Value Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$39,245	$18,863	$144,728	$81,852

Net investment income (loss)	39,245	18,863	144,728	81,852

Realized gains (losses) on investments:
Capital gain distributions	—	—	807,166	64,615
Net realized gains (losses)	1,842,991	622,263	37,543	41,541

Realized gains (losses)	1,842,991	622,263	844,709	106,156
Unrealized appreciation (depreciation) during the period	1,898,323	(639,918)	41,401	(82,979)

Net increase (decrease) in assets from operations	3,780,559	1,208	1,030,838	105,029

Changes from principal transactions:
Transfer of net premiums	1,177,950	1,402,930	2,102,975	1,584,004
Transfer on terminations	(4,010,341)	(2,873,234)	(588,069)	(345,528)
Transfer on policy loans	(22,495)	(40,144)	(7,477)	(5,461)
Net interfund transfers	(1,394,321)	(186,397)	2,154,156	2,177,915

Net increase (decrease) in assets from principal transactions	(4,249,207)	(1,696,845)	3,661,585	3,410,930

Total increase (decrease) in assets	(468,648)	(1,695,637)	4,692,423	3,515,959

Assets, beginning of period	24,469,173	26,164,810	5,813,606	2,297,647

Assets, end of period	$24,000,525	$24,469,173	$10,506,029	$5,813,606

See accompanying notes.

Sub-Account
Capital Appreciation Value Trust Series 1		Core Allocation Plus Trust Series 0		Core Allocation Plus Trust Series 1
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$6,830	$6,934	$141,405	$93,279	$1,417	$2,238

6,830	6,934	141,405	93,279	1,417	2,238

34,356	7,229	561,214	312,565	6,329	8,255
9,127	3,400	27,136	47,864	6,954	2,280

43,483	10,629	588,350	360,429	13,283	10,535
9,187	4,577	323,181	(600,663)	2,880	(16,742)

59,500	22,140	1,052,936	(146,955)	17,580	(3,969)

10,562	2,056	1,916,154	1,925,540	1,191	2,627
(53,578)	(43,819)	(429,361)	(322,147)	(93,410)	(9,309)
—	—	(34,221)	(2,559)	—	—
(8,737)	54,680	1,223,959	973,013	17,685	33,142

(51,753)	12,917	2,676,531	2,573,847	(74,534)	26,460

7,747	35,057	3,729,467	2,426,892	(56,954)	22,491

501,430	466,373	6,649,180	4,222,288	162,077	139,586

$509,177	$501,430	$10,378,647	$6,649,180	$105,123	$162,077

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Core Bond Trust Series 0		Core Bond Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$99,231	$53,348	$46,651	$42,697

Net investment income (loss)	99,231	53,348	46,651	42,697

Realized gains (losses) on investments:
Capital gain distributions	81,685	38,880	46,144	36,387
Net realized gains (losses)	19,942	37,489	4,883	(2,420)

Realized gains (losses)	101,627	76,369	51,027	33,967
Unrealized appreciation (depreciation) during the period	(16,794)	(37,797)	4,869	2,923

Net increase (decrease) in assets from operations	184,064	91,920	102,547	79,587

Changes from principal transactions:
Transfer of net premiums	605,984	133,575	50,568	56,060
Transfer on terminations	(268,505)	(73,256)	(243,487)	(111,904)
Transfer on policy loans	19,606	(912)	13,748	26,414
Net interfund transfers	1,490,490	500,478	579,910	717,076

Net increase (decrease) in assets from principal transactions	1,847,575	559,885	400,739	687,646

Total increase (decrease) in assets	2,031,639	651,805	503,286	767,233

Assets, beginning of period	1,887,440	1,235,635	1,494,132	726,899

Assets, end of period	$3,919,079	$1,887,440	$1,997,418	$1,494,132

(l)	Terminated as an investment option and funds transferred to Lifestyle Growth Trust Series 1 on October 31, 2011.

See accompanying notes.

Sub-Account
Core Diversified Growth & Income Trust Series 1	Core Strategy Trust Series 0		Core Strategy Trust Series 1
Year Ended Dec. 31/11 (l)	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$45,090	$1,038,592	$502,688	$5,627	$2,803

45,090	1,038,592	502,688	5,627	2,803

22,847	—	—	—	—
70,594	216,334	271,452	3,986	750

93,441	216,334	271,452	3,986	750
(64,842)	2,031,062	(823,206)	12,813	(2,572)

73,689	3,285,988	(49,066)	22,426	981

1,010,531	6,350,601	4,250,147	1,855	1,441
(199,748)	(3,210,968)	(2,157,749)	(13,681)	(8,553)
(45)	(99,919)	(148,238)	—	—
(2,288,707)	10,307,067	9,222,758	76,236	77,932

(1,477,969)	13,346,781	11,166,918	64,410	70,820

(1,404,280)	16,632,769	11,117,852	86,836	71,801
1,404,280	21,837,429	10,719,577	124,008	52,207

—	$38,470,198	$21,837,429	$210,844	$124,008

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Disciplined Diversification Trust Series 0		Disciplined Diversification Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$453,324	$337,606	$6,479	$4,200

Net investment income (loss)	453,324	337,606	6,479	4,200

Realized gains (losses) on investments:
Capital gain distributions	240,417	62,624	3,629	842
Net realized gains (losses)	271,073	254,517	2,625	4,378

Realized gains (losses)	511,490	317,141	6,254	5,220
Unrealized appreciation (depreciation) during the period	1,113,394	(957,376)	19,070	(12,817)

Net increase (decrease) in assets from operations	2,078,208	(302,629)	31,803	(3,397)

Changes from principal transactions:
Transfer of net premiums	2,394,511	2,943,938	13,068	13,159
Transfer on terminations	(1,231,276)	(1,053,520)	(17,916)	(35,065)
Transfer on policy loans	(45,693)	75,534	—	—
Net interfund transfers	1,360,925	1,909,048	68,371	2,738

Net increase (decrease) in assets from principal transactions	2,478,467	3,875,000	63,523	(19,168)

Total increase (decrease) in assets	4,556,675	3,572,371	95,326	(22,565)

Assets, beginning of period	15,152,146	11,579,775	188,016	210,581

Assets, end of period	$19,708,821	$15,152,146	$283,342	$188,016

See accompanying notes.

Sub-Account
Emerging Markets Value Trust Series 0		Emerging Markets Value Trust Series 1		Equity-Income Trust Series 0
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$157,235	$165,635	$80,206	$118,641	$845,338	$624,707

157,235	165,635	80,206	118,641	845,338	624,707

894,970	1,386,846	511,982	950,799	—	—
(867,448)	(1,088,442)	(101,272)	1,034,539	930,257	153,717

27,522	298,404	410,710	1,985,338	930,257	153,717
1,584,645	(3,833,182)	657,337	(4,452,623)	4,171,204	(2,019,350)

1,769,402	(3,369,143)	1,148,253	(2,348,644)	5,946,799	(1,240,926)

3,255,517	1,464,312	116,085	416,207	4,381,746	3,605,336
(1,117,635)	(788,284)	(457,032)	(377,081)	(4,042,870)	(2,158,464)
(205,127)	193,951	(2,354)	(5,597)	(260,836)	(366,815)
3,944,005	1,387,411	840,204	(823,283)	3,681,599	16,228,561

5,876,760	2,257,390	496,903	(789,754)	3,759,639	17,308,618

7,646,162	(1,111,753)	1,645,156	(3,138,398)	9,706,438	16,067,692

8,114,354	9,226,107	6,385,428	9,523,826	32,918,634	16,850,942

$15,760,516	$8,114,354	$8,030,584	$6,385,428	$42,625,072	$32,918,634

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Equity-Income Trust Series 1		Financial Services Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$853,122	$734,731	$26,774	$55,289

Net investment income (loss)	853,122	734,731	26,774	55,289

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(1,107,688)	(1,039,088)	255,289	49,139

Realized gains (losses)	(1,107,688)	(1,039,088)	255,289	49,139
Unrealized appreciation (depreciation) during the period	6,888,306	(491,978)	237,492	(417,003)

Net increase (decrease) in assets from operations	6,633,740	(796,335)	519,555	(312,575)

Changes from principal transactions:
Transfer of net premiums	1,887,600	1,998,872	438,860	374,482
Transfer on terminations	(5,564,293)	(4,414,472)	(347,134)	(337,482)
Transfer on policy loans	(101,503)	53,826	(52,164)	(28,871)
Net interfund transfers	(1,393,481)	5,793,289	(224,523)	539,480

Net increase (decrease) in assets from principal transactions	(5,171,677)	3,431,515	(184,961)	547,609

Total increase (decrease) in assets	1,462,063	2,635,180	334,594	235,034

Assets, beginning of period	39,852,123	37,216,943	2,930,958	2,695,924

Assets, end of period	$41,314,186	$39,852,123	$3,265,552	$2,930,958

See accompanying notes.

Sub-Account
Financial Services Trust Series 1		Franklin Templeton Founding Allocation Trust Series 0		Franklin Templeton Founding Allocation Trust Series 1
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$14,386	$33,286	$408,346	$257,842	$11,457	$10,462

14,386	33,286	408,346	257,842	11,457	10,462

—	—	—	—	—	—

48,872	381,851	113,017	173,647	3,840	20,499

48,872	381,851	113,017	173,647	3,840	20,499
242,541	(580,402)	1,053,771	(552,645)	39,604	(29,225)

305,799	(165,265)	1,575,134	(121,156)	54,901	1,736

87,491	113,350	2,038,977	2,076,711	5,645	3,394
(255,220)	(356,446)	(890,461)	(778,428)	(10,530)	(67,041)
(5,029)	23,741	(49,398)	(38,076)	—	—
(122,884)	(572,996)	2,648,341	1,233,241	(2,673)	37,334

(295,642)	(792,351)	3,747,459	2,493,448	(7,558)	(26,313)

10,157	(957,616)	5,322,593	2,372,292	47,343	(24,577)

1,804,676	2,762,292	8,339,811	5,967,519	341,709	366,286

$1,814,833	$1,804,676	$13,662,404	$8,339,811	$389,052	$341,709

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Frontier Capital Appreciation Trust		Fundamental All Cap Core Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (m)
Income:
Dividend income distribution	$19,271	—	$61,771	$80,261

Net investment income (loss)	19,271	—	61,771	80,261

Realized gains (losses) on investments:
Capital gain distributions	389,092	581,968	—	—
Net realized gains (losses)	(20,655)	273,204	15,175	(55,302)

Realized gains (losses)	368,437	855,172	15,175	(55,302)
Unrealized appreciation (depreciation) during the period	530,699	(1,311,888)	1,534,440	(191,578)

Net increase (decrease) in assets from operations	918,407	(456,716)	1,611,386	(166,619)

Changes from principal transactions:
Transfer of net premiums	796,984	788,408	866,049	968,147
Transfer on terminations	(343,978)	(484,346)	(1,142,639)	(1,260,937)
Transfer on policy loans	(37,184)	(32,486)	(52,682)	(114,642)
Net interfund transfers	(231,645)	1,908,494	106,428	84,739

Net increase (decrease) in assets from principal transactions	184,177	2,180,070	(222,844)	(322,693)

Total increase (decrease) in assets	1,102,584	1,723,354	1,388,542	(489,312)

Assets, beginning of period	5,098,291	3,374,937	6,813,735	7,303,047

Assets, end of period	$6,200,875	$5,098,291	$8,202,277	$6,813,735

(m)	Renamed on June 27, 2011. Previously known as Optimized All Cap Trust.
(v)	Renamed on October 31, 2011. Previously known as American Fundamental Holdings Trust Series 1.
(u)	Renamed on June 27, 2011. Previously known as Optimized Value Trust.

See accompanying notes.

Sub-Account
Fundamental All Cap Core Trust Series 1		Fundamental Holdings Trust Series 1		Fundamental Large Cap Value Trust Series 0
Year Ended Dec. 31/12	Year Ended Dec. 31/11 (m)	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (v)	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (u)

$5,953	$8,512	$68,606	$45,601	$20,579	$3,722

5,953	8,512	68,606	45,601	20,579	3,722

—	—	—	—	—	—
12,257	128,179	31,696	17,997	32,163	239

12,257	128,179	31,696	17,997	32,163	239
150,757	(133,990)	311,346	(103,217)	203,074	5,386

168,967	2,701	411,648	(39,619)	255,816	9,347

22,658	39,846	672,036	560,226	209,864	64,146
(28,638)	(29,087)	(335,807)	(227,722)	(96,280)	(38,735)
(41,164)	258	(5,989)	(1,050)	(2,258)	(2,632)
(93,198)	(59,995)	403,108	827,225	1,089,960	61,630

(140,342)	(48,978)	733,348	1,158,679	1,201,286	84,409

28,625	(46,277)	1,144,996	1,119,060	1,457,102	93,756

764,761	811,038	2,905,041	1,785,981	366,755	272,999

$793,386	$764,761	$4,050,037	$2,905,041	$1,823,857	$366,755

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Fundamental Large Cap Value Trust Series 1		Fundamental Value Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (u)	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$10,112	$2,471	$99,593	$81,413

Net investment income (loss)	10,112	2,471	99,593	81,413

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	83,241	30,199	225,511	43,485

Realized gains (losses)	83,241	30,199	225,511	43,485
Unrealized appreciation (depreciation) during the period	11,813	(23,118)	864,447	(529,626)

Net increase (decrease) in assets from operations	105,166	9,552	1,189,551	(404,728)

Changes from principal transactions:
Transfer of net premiums	15,980	8,100	1,245,595	1,057,777
Transfer on terminations	(30,649)	(61,676)	(682,324)	(705,629)
Transfer on policy loans	—	—	(27,604)	(69,585)
Net interfund transfers	592,700	(29,214)	(494,067)	788,116

Net increase (decrease) in assets from principal transactions	578,031	(82,790)	41,600	1,070,679

Total increase (decrease) in assets	683,197	(73,238)	1,231,151	665,951

Assets, beginning of period	241,940	315,178	8,845,886	8,179,935

Assets, end of period	$925,137	$241,940	$10,077,037	$8,845,886

(u)	Renamed on June 27, 2011. Previously known as Optimized Value Trust.

See accompanying notes.

Sub-Account
Fundamental Value Trust Series 1		Global Bond Trust Series 0		Global Bond Trust Series 1
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$262,296	$248,272	$1,491,533	$1,205,593	$514,370	$478,570

262,296	248,272	1,491,533	1,205,593	514,370	478,570

—	—	—	—	—	—
1,487,533	1,067,533	(11,714)	101,084	26,742	(433,301)

1,487,533	1,067,533	(11,714)	101,084	26,742	(433,301)
1,934,128	(2,413,004)	(3,801)	86,855	(40,360)	626,279

3,683,957	(1,097,199)	1,476,018	1,393,532	500,752	671,548

1,740,952	1,954,336	2,928,173	2,222,283	282,749	361,118
(5,153,093)	(4,408,280)	(1,606,697)	(1,449,587)	(1,038,613)	(1,011,412)
32,538	(10,083)	(127,853)	(234,382)	(29,283)	111,790
(1,055,664)	(724,371)	(554,192)	4,096,627	403,042	(401,922)

(4,435,267)	(3,188,398)	639,431	4,634,941	(382,105)	(940,426)

(751,310)	(4,285,597)	2,115,449	6,028,473	118,647	(268,878)

28,861,080	33,146,677	20,360,771	14,332,298	7,489,622	7,758,500

$28,109,770	$28,861,080	$22,476,220	$20,360,771	$7,608,269	$7,489,622

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Global Diversification Trust Series 1		Global Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (w)	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$189,984	$142,493	$81,893	$78,155

Net investment income (loss)	189,984	142,493	81,893	78,155

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	41,511	29,218	61,371	15,099

Realized gains (losses)	41,511	29,218	61,371	15,099
Unrealized appreciation (depreciation) during the period	1,090,363	(732,634)	568,349	(310,260)

Net increase (decrease) in assets from operations	1,321,858	(560,923)	711,613	(217,006)

Changes from principal transactions:
Transfer of net premiums	1,476,260	1,239,906	390,324	388,473
Transfer on terminations	(755,987)	(804,112)	(350,701)	(319,605)
Transfer on policy loans	(24,989)	14,274	(7,267)	(87,234)
Net interfund transfers	2,233,871	2,493,020	(24,815)	483,552

Net increase (decrease) in assets from principal transactions	2,929,155	2,943,088	7,541	465,186

Total increase (decrease) in assets	4,251,013	2,382,165	719,154	248,180

Assets, beginning of period	7,269,816	4,887,651	3,347,937	3,099,757

Assets, end of period	$11,520,829	$7,269,816	$4,067,091	$3,347,937

(w)	Renamed on October 31, 2011. Previously known as American Global Diversification Trust Series 1.

See accompanying notes.

Sub-Account
Global Trust Series 1		Health Sciences Trust Series 0		Health Sciences Trust Series 1
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$156,627	$159,120	—	—	—	—

156,627	159,120	—	—	—	—

—	—	573,671	64,396	465,612	66,765
(9,617)	78,203	1,022,318	449,887	786,130	804,192

(9,617)	78,203	1,595,989	514,283	1,251,742	870,957
1,310,706	(657,062)	622,136	17,103	613,034	(281,701)

1,457,716	(419,739)	2,218,125	531,386	1,864,776	589,256

319,356	290,710	1,006,932	693,477	235,138	270,577
(2,649,449)	(898,523)	(810,718)	(536,791)	(1,131,585)	(514,857)
(21,293)	(15,215)	(271,172)	(126,342)	(24,975)	(40,905)
(327,898)	99,742	1,022,918	1,104,742	1,180,929	613,873

(2,679,284)	(523,286)	947,960	1,135,086	259,507	328,688

(1,221,568)	(943,025)	3,166,085	1,666,472	2,124,283	917,944

7,176,763	8,119,788	6,353,770	4,687,298	5,500,622	4,582,678

$5,955,195	$7,176,763	$9,519,855	$6,353,770	$7,624,905	$5,500,622

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	High Yield Trust Series 0		High Yield Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$1,422,838	$1,132,587	$1,131,549	$1,130,393

Net investment income (loss)	1,422,838	1,132,587	1,131,549	1,130,393

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(756,369)	(1,078,582)	(1,008,594)	(608,405)

Realized gains (losses)	(756,369)	(1,078,582)	(1,008,594)	(608,405)
Unrealized appreciation (depreciation) during the period	2,075,876	(97,741)	2,302,915	(350,905)

Net increase (decrease) in assets from operations	2,742,345	(43,736)	2,425,870	171,083

Changes from principal transactions:
Transfer of net premiums	1,393,078	1,546,076	1,670,264	746,099
Transfer on terminations	(1,238,234)	(1,142,815)	(1,750,717)	(1,576,353)
Transfer on policy loans	(246,919)	536,418	(106,730)	(622,995)
Net interfund transfers	4,382,310	1,781,274	(214,177)	(697,625)

Net increase (decrease) in assets from principal transactions	4,290,235	2,720,953	(401,360)	(2,150,874)

Total increase (decrease) in assets	7,032,580	2,677,217	2,024,510	(1,979,791)

Assets, beginning of period	12,285,110	9,607,893	12,486,511	14,466,302

Assets, end of period	$19,317,690	$12,285,110	$14,511,021	$12,486,511

(z)	Terminated as an investment option and funds transferred to International Equity Index Trust B on November 5, 2012.

See accompanying notes.

Sub-Account
International Core Trust Series 0		International Core Trust Series 1		International Equity Index Trust A Series 0
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12 (z)	Year Ended Dec. 31/11

$178,386	$144,210	$388,344	$360,388	$155,537	$163,662

178,386	144,210	388,344	360,388	155,537	163,662

—	—	—	—	271,110	112,771
(9,447)	(349,529)	(1,054,492)	(411,029)	(1,144,866)	(365,703)

(9,447)	(349,529)	(1,054,492)	(411,029)	(873,756)	(252,932)
655,514	(340,470)	2,581,655	(1,328,854)	1,257,376	(761,470)

824,453	(545,789)	1,915,507	(1,379,495)	539,157	(850,740)

574,839	546,996	669,746	729,939	691,747	655,262
(1,354,318)	(521,188)	(2,213,414)	(2,180,438)	(379,093)	(337,103)
(20,309)	(31,540)	21,865	(10,241)	(45,745)	(56,679)
314,771	448,618	(167,312)	(628,193)	(5,280,409)	401,924

(485,017)	442,886	(1,689,115)	(2,088,933)	(5,013,500)	663,404

339,436	(102,903)	226,392	(3,468,428)	(4,474,343)	(187,336)

5,351,892	5,454,795	13,610,722	17,079,150	4,474,343	4,661,679

$5,691,328	$5,351,892	$13,837,114	$13,610,722	—	$4,474,343

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Equity Index Trust A Series 1		International Equity Index Trust B Series 0
	Year Ended Dec. 31/12 (z)	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$363,458	$479,337	$295,436	$596,959

Net investment income (loss)	363,458	479,337	295,436	596,959

Realized gains (losses) on investments:
Capital gain distributions	651,276	352,628	—	—
Net realized gains (losses)	(4,421,811)	(298,351)	(166,898)	(254,186)

Realized gains (losses)	(3,770,535)	54,277	(166,898)	(254,186)
Unrealized appreciation (depreciation) during the period	4,820,732	(2,750,420)	3,094,945	(2,748,378)

Net increase (decrease) in assets from operations	1,413,655	(2,216,806)	3,223,483	(2,405,605)

Changes from principal transactions:
Transfer of net premiums	580,964	770,511	2,749,653	2,928,384
Transfer on terminations	(1,236,811)	(1,306,155)	(2,125,380)	(1,563,750)
Transfer on policy loans	(27,251)	18,195	(162,024)	(45,761)
Net interfund transfers	(13,873,956)	(40,920)	7,276,560	1,943,135

Net increase (decrease) in assets from principal transactions	(14,557,054)	(558,369)	7,738,809	3,262,008

Total increase (decrease) in assets	(13,143,399)	(2,775,175)	10,962,292	856,403

Assets, beginning of period	13,143,399	15,918,574	15,448,863	14,592,460

Assets, end of period	—	$13,143,399	$26,411,155	$15,448,863

(z)	Terminated as an investment option and funds transferred to International Equity Index Trust B on November 5, 2012.
(x)	Reflects the period from commencement of operations on November 5, 2012 through December 31, 2012.
(j)	Reflects the period from commencement of operations on November 5, 2012 through December 31, 2012.

See accompanying notes.

Sub-Account
International Equity Index Trust B Series 1	International Growth Stock Trust Series 0	International Growth Stock Trust Series 1
Year Ended Dec. 31/12 (x)	Year Ended Dec. 31/12 (j)	Year Ended Dec. 31/12 (j)

$152,976	$39,898	$15,276

152,976	39,898	15,276

—	—	—
15,546	(1,056)	9,991

15,546	(1,056)	9,991
636,686	197,762	68,927

805,208	236,604	94,194

99,718	114,952	17,536
(584,131)	(70,779)	(340,409)
785	6,776	62
13,498,005	5,767,776	2,322,273

13,014,377	5,818,725	1,999,462

13,819,585	6,055,329	2,093,656

—	—	—

$13,819,585	$6,055,329	$2,093,656

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Opportunities Trust Series 0		International Opportunities Trust Series 1
	Year Ended Dec. 31/12 (be)	Year Ended Dec. 31/11	Year Ended Dec. 31/12 (be)	Year Ended Dec. 31/11
Income:
Dividend income distribution	$117,617	$48,440	$45,937	$19,661

Net investment income (loss)	117,617	48,440	45,937	19,661

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(19,124)	(47,665)	(117,086)	148,776

Realized gains (losses)	(19,124)	(47,665)	(117,086)	148,776
Unrealized appreciation (depreciation) during the period	337,978	(1,085,839)	259,369	(593,644)

Net increase (decrease) in assets from operations	436,471	(1,085,064)	188,220	(425,207)

Changes from principal transactions:
Transfer of net premiums	654,869	791,726	76,682	173,852
Transfer on terminations	(376,308)	(468,508)	(230,819)	(342,125)
Transfer on policy loans	(46,543)	280,789	(785)	(29,832)
Net interfund transfers	(5,770,399)	287,285	(2,209,416)	(1,111,569)

Net increase (decrease) in assets from principal transactions	(5,538,381)	891,292	(2,364,338)	(1,309,674)

Total increase (decrease) in assets	(5,101,910)	(193,772)	(2,176,118)	(1,734,881)

Assets, beginning of period	5,101,910	5,295,682	2,176,118	3,910,999

Assets, end of period	—	$5,101,910	—	$2,176,118

(be)	Terminated as an investment option and funds transferred to International Growth Stock Trust on November 5, 2012.

See accompanying notes.

Sub-Account
International Small Company Trust Series 0		International Small Company Trust Series 1		International Value Trust Series 0
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$92,536	$112,373	$87,751	$113,570	$368,164	$324,089

92,536	112,373	87,751	113,570	368,164	324,089

—	—	—	—	—	—
(77,487)	39,934	116,613	176,381	(223,651)	(271,409)

(77,487)	39,934	116,613	176,381	(223,651)	(271,409)
1,142,874	(1,366,365)	904,869	(1,417,947)	2,185,664	(1,636,061)

1,157,923	(1,214,058)	1,109,233	(1,127,996)	2,330,177	(1,583,381)

1,190,962	966,686	294,471	368,167	1,701,814	1,663,370
(925,365)	(591,536)	(1,339,183)	(905,246)	(930,021)	(899,941)
(31,232)	311,346	(11,837)	31,788	(132,838)	(132,190)
209,769	793,122	436,308	(447,707)	342,846	732,854

444,134	1,479,618	(620,241)	(952,998)	981,801	1,364,093

1,602,057	265,560	488,992	(2,080,994)	3,311,978	(219,288)

5,621,015	5,355,455	5,878,255	7,959,249	11,253,977	11,473,265

$7,223,072	$5,621,015	$6,367,247	$5,878,255	$14,565,955	$11,253,977

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Value Trust Series 1		Investment Quality Bond Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$382,625	$408,876	$152,956	$257,889

Net investment income (loss)	382,625	408,876	152,956	257,889

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(1,836,241)	(1,503,086)	180,007	51,777

Realized gains (losses)	(1,836,241)	(1,503,086)	180,007	51,777
Unrealized appreciation (depreciation) during the period	4,061,320	(928,910)	164,047	123,225

Net increase (decrease) in assets from operations	2,607,704	(2,023,120)	497,010	432,891

Changes from principal transactions:
Transfer of net premiums	632,259	834,803	1,245,176	931,356
Transfer on terminations	(1,734,788)	(2,108,173)	(741,937)	(490,671)
Transfer on policy loans	(31,371)	(33,491)	16,739	(8,939)
Net interfund transfers	(1,187,254)	(1,262,900)	(246,862)	316,866

Net increase (decrease) in assets from principal transactions	(2,321,154)	(2,569,761)	273,116	748,612

Total increase (decrease) in assets	286,550	(4,592,881)	770,126	1,181,503

Assets, beginning of period	14,512,583	19,105,464	6,278,621	5,097,118

Assets, end of period	$14,799,133	$14,512,583	$7,048,747	$6,278,621

(h)	Terminated as an investment option and funds transferred to U.S. Equity Trust on April 30, 2012.

See accompanying notes.

Sub-Account
Investment Quality Bond Trust Series 1		Large Cap Growth Trust		Large Cap Trust Series 0
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12 (h)	Year Ended Dec. 31/11

$309,503	$643,671	$2,695	—	$27,618	$49,771

309,503	643,671	2,695	—	27,618	49,771

—	—	—	—	—	—
241,330	(10,586)	198,080	149,600	700,026	14,687

241,330	(10,586)	198,080	149,600	700,026	14,687
653,376	608,458	734,740	(209,588)	(167,795)	(124,824)

1,204,209	1,241,543	935,515	(59,988)	559,849	(60,366)

582,830	603,811	872,895	742,809	210,676	550,526
(3,986,570)	(2,149,545)	(393,778)	(383,843)	(132,803)	(336,150)
(99,318)	(53,546)	(18,086)	27,532	(476,338)	337,521
1,567,679	(353,201)	1,210,597	1,344,708	(3,473,321)	230,017

(1,935,379)	(1,952,481)	1,671,628	1,731,206	(3,871,786)	781,914

(731,170)	(710,938)	2,607,143	1,671,218	(3,311,937)	721,548

15,433,505	16,144,443	4,230,941	2,559,723	3,311,937	2,590,389

$14,702,335	$15,433,505	$6,838,084	$4,230,941	—	$3,311,937

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Large Cap Trust Series 1		Large Cap Value Trust Series 0
	Year Ended Dec. 31/12 (h)	Year Ended Dec. 31/11	Year Ended Dec. 31/11 (k)
Income:
Dividend income distribution	$69,406	$182,668	$67,378

Net investment income (loss)	69,406	182,668	67,378

Realized gains (losses) on investments:
Capital gain distributions	—	—	—
Net realized gains (losses)	(820,159)	(678,931)	1,526,674

Realized gains (losses)	(820,159)	(678,931)	1,526,674
Unrealized appreciation (depreciation) during the period	2,488,988	266,360	(598,522)

Net increase (decrease) in assets from operations	1,738,235	(229,903)	995,530

Changes from principal transactions:
Transfer of net premiums	190,989	867,746	721,284
Transfer on terminations	(608,674)	(2,217,347)	(329,820)
Transfer on policy loans	6,120	62,461	3,400
Net interfund transfers	(14,040,374)	(448,664)	(13,858,267)

Net increase (decrease) in assets from principal transactions	(14,451,939)	(1,735,804)	(13,463,403)

Total increase (decrease) in assets	(12,713,704)	(1,965,707)	(12,467,873)

Assets, beginning of period	12,713,704	14,679,411	12,467,873

Assets, end of period	—	$12,713,704	—

(h)	Terminated as an investment option and funds transferred to U.S. Equity Trust on April 30, 2012.
(k)	Terminated as an investment option and funds transferred to Equity-Income Trust on May 2, 2011.

See accompanying notes.

Sub-Account
Large Cap Value Trust Series 1	Lifestyle Aggressive Trust Series 0		Lifestyle Aggressive Trust Series 1
Year Ended Dec. 31/11 (k)	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$35,562	$1,801,454	$1,872,378	$214,360	$292,109

35,562	1,801,454	1,872,378	214,360	292,109

—	—	—	—	—
1,114,731	1,649,085	(140,297)	(1,060,709)	(761,462)

1,114,731	1,649,085	(140,297)	(1,060,709)	(761,462)
(590,182)	13,828,330	(8,499,248)	3,303,776	(638,539)

560,111	17,278,869	(6,767,167)	2,457,427	(1,107,892)

111,982	18,079,484	16,233,118	1,030,439	1,193,322
(314,745)	(9,747,815)	(9,771,760)	(3,307,698)	(2,578,344)
(90,405)	(912,274)	(904,482)	(447,862)	(146,272)
(7,681,069)	6,670,979	25,023,732	(321,773)	(49,224)

(7,974,237)	14,090,374	30,580,608	(3,046,894)	(1,580,518)

(7,414,126)	31,369,243	23,813,441	(589,467)	(2,688,410)

7,414,126	96,769,034	72,955,593	15,489,973	18,178,383

—	$128,138,277	$96,769,034	$14,900,506	$15,489,973

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Balanced Trust Series 0		Lifestyle Balanced Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$6,169,902	$7,134,940	$1,409,536	$2,168,170

Net investment income (loss)	6,169,902	7,134,940	1,409,536	2,168,170

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	72,200	(1,343,769)	(772,704)	(1,387,202)

Realized gains (losses)	72,200	(1,343,769)	(772,704)	(1,387,202)
Unrealized appreciation (depreciation) during the period	19,893,319	(4,640,533)	6,648,379	(338,976)

Net increase (decrease) in assets from operations	26,135,421	1,150,638	7,285,211	441,992

Changes from principal transactions:
Transfer of net premiums	33,747,384	28,501,226	2,623,379	3,217,565
Transfer on terminations	(24,910,462)	(20,571,505)	(12,748,378)	(8,050,792)
Transfer on policy loans	(1,882,920)	(2,249,291)	139,826	(780,117)
Net interfund transfers	34,723,897	25,358,876	(82,126)	178,479

Net increase (decrease) in assets from principal transactions	41,677,899	31,039,306	(10,067,299)	(5,434,865)

Total increase (decrease) in assets	67,813,320	32,189,944	(2,782,088)	(4,992,873)

Assets, beginning of period	206,692,073	174,502,129	63,612,529	68,605,402

Assets, end of period	$274,505,393	$206,692,073	$60,830,441	$63,612,529

See accompanying notes.

Sub-Account
Lifestyle Conservative Trust Series 0		Lifestyle Conservative Trust Series 1		Lifestyle Growth Trust Series 0
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$799,189	$912,659	$200,871	$261,428	$7,151,918	$8,863,186

799,189	912,659	200,871	261,428	7,151,918	8,863,186

536,033	—	137,430	—	—	—
499,307	780,926	245,864	498,677	(1,958,433)	(2,890,610)

1,035,340	780,926	383,294	498,677	(1,958,433)	(2,890,610)
129,605	(881,370)	(55,443)	(503,211)	39,768,668	(11,057,014)

1,964,134	812,215	528,722	256,894	44,962,153	(5,084,438)

3,358,306	2,697,238	455,512	210,589	56,188,664	49,746,358
(3,271,717)	(2,318,611)	(788,271)	(1,030,674)	(39,686,931)	(33,920,217)
(222,215)	(1,197,125)	(4,401)	(100,792)	(3,275,186)	(2,871,416)
4,292,133	3,183,446	662,074	(273,870)	22,419,925	22,186,755

4,156,507	2,364,948	324,914	(1,194,747)	35,646,472	35,141,480

6,120,641	3,177,163	853,636	(937,853)	80,608,625	30,057,042

21,900,746	18,723,583	6,332,060	7,269,913	309,010,166	278,953,124

$28,021,387	$21,900,746	$7,185,696	$6,332,060	$389,618,791	$309,010,166

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Growth Trust Series 1		Lifestyle Moderate Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$1,596,316	$2,402,207	$1,394,887	$1,596,037

Net investment income (loss)	1,596,316	2,402,207	1,394,887	1,596,037

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(1,163,226)	(3,131,832)	937,670	296,634

Realized gains (losses)	(1,163,226)	(3,131,832)	937,670	296,634
Unrealized appreciation (depreciation) during the period	10,949,608	(588,531)	2,686,878	(1,068,275)

Net increase (decrease) in assets from operations	11,382,698	(1,318,156)	5,019,435	824,396

Changes from principal transactions:
Transfer of net premiums	4,787,761	6,567,480	6,925,991	5,457,002
Transfer on terminations	(9,307,921)	(10,501,888)	(5,236,140)	(3,791,217)
Transfer on policy loans	(562,636)	(182,745)	(357,635)	17,575
Net interfund transfers	(2,301,106)	(4,120,953)	6,348,459	4,985,834

Net increase (decrease) in assets from principal transactions	(7,383,902)	(8,238,106)	7,680,675	6,669,194

Total increase (decrease) in assets	3,998,796	(9,556,262)	12,700,110	7,493,590

Assets, beginning of period	84,890,569	94,446,831	43,126,054	35,632,464

Assets, end of period	$88,889,365	$84,890,569	$55,826,164	$43,126,054

See accompanying notes.

Sub-Account
Lifestyle Moderate Trust Series 1		Mid Cap Index Trust Series 0		Mid Cap Index Trust Series 1
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$411,908	$518,092	$208,056	$83,765	$172,730	$80,970

411,908	518,092	208,056	83,765	172,730	80,970

—	—	1,293,296	275,053	1,212,245	291,421
(91,890)	(219,932)	294,459	177,731	236,987	423,168

(91,890)	(219,932)	1,587,755	452,784	1,449,232	714,589
1,270,502	25,336	219,945	(790,612)	295,290	(952,091)

1,590,520	323,496	2,015,756	(254,063)	1,917,252	(156,532)

436,417	499,826	1,754,722	1,588,431	516,690	596,952
(2,182,565)	(2,268,754)	(1,267,098)	(1,002,995)	(1,317,824)	(1,104,235)
(166,031)	(49,119)	(158,779)	(363,706)	(69,493)	(10,625)
2,895,640	357,682	1,645,404	699,431	(517,624)	(1,404,907)

983,461	(1,460,365)	1,974,249	921,161	(1,388,251)	(1,922,815)

2,573,981	(1,136,869)	3,990,005	667,098	529,001	(2,079,347)

14,163,927	15,300,796	10,868,853	10,201,755	11,391,851	13,471,198

$16,737,908	$14,163,927	$14,858,858	$10,868,853	$11,920,852	$11,391,851

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Cap Stock Trust Series 0		Mid Cap Stock Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	—	—	—	—

Net investment income (loss)	—	—	—	—

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	326,046	525,184	(171,540)	(609,399)

Realized gains (losses)	326,046	525,184	(171,540)	(609,399)
Unrealized appreciation (depreciation) during the period	1,932,688	(1,572,983)	3,517,503	(842,704)

Net increase (decrease) in assets from operations	2,258,734	(1,047,799)	3,345,963	(1,452,103)

Changes from principal transactions:
Transfer of net premiums	1,312,912	1,284,752	823,988	896,551
Transfer on terminations	(925,807)	(850,091)	(2,256,518)	(2,313,536)
Transfer on policy loans	(834,176)	(257,391)	(105,952)	(60,351)
Net interfund transfers	1,200,905	1,628,332	(765,682)	(1,407,525)

Net increase (decrease) in assets from principal transactions	753,834	1,805,602	(2,304,164)	(2,884,861)

Total increase (decrease) in assets	3,012,568	757,803	1,041,799	(4,336,964)

Assets, beginning of period	9,932,788	9,174,985	15,580,422	19,917,386

Assets, end of period	$12,945,356	$9,932,788	$16,622,221	$15,580,422

See accompanying notes.

Sub-Account
Mid Value Trust Series 0		Mid Value Trust Series 1		Money Market Trust B Series 0
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$100,461	$80,254	$96,217	$82,915	$41,466	—

100,461	80,254	96,217	82,915	41,466	—

823,409	—	873,320	—	6,856	83,145
584,441	254,548	728,223	502,903	—	—

1,407,850	254,548	1,601,543	502,903	6,856	83,145
404,139	(834,436)	323,964	(1,193,784)	—	—

1,912,450	(499,634)	2,021,724	(607,966)	48,322	83,145

1,119,764	1,022,652	424,700	529,790	272,037,442	260,918,669
(1,019,010)	(816,624)	(1,302,545)	(1,424,882)	(18,725,138)	(14,214,933)
(799,521)	(59,163)	(398)	(44,864)	(1,982,654)	(1,267,699)
1,277,025	803,226	(163,418)	660,900	(260,696,084)	(213,140,022)

578,258	950,091	(1,041,661)	(279,056)	(9,366,434)	32,296,015

2,490,708	450,457	980,063	(887,022)	(9,318,112)	32,379,160

9,735,460	9,285,003	10,649,213	11,536,235	117,420,170	85,041,010

$12,226,168	$9,735,460	$11,629,276	$10,649,213	$108,102,058	$117,420,170

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Money Market Trust Series 1		Natural Resources Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	—	—	$177,775	$125,428

Net investment income (loss)	—	—	177,775	125,428

Realized gains (losses) on investments:
Capital gain distributions	3,811	42,793	—	—
Net realized gains (losses)	—	—	130,523	1,049,013

Realized gains (losses)	3,811	42,793	130,523	1,049,013
Unrealized appreciation (depreciation) during the period	—	—	(191,546)	(6,135,152)

Net increase (decrease) in assets from operations	3,811	42,793	116,752	(4,960,711)

Changes from principal transactions:
Transfer of net premiums	3,553,378	4,150,675	3,280,697	2,994,468
Transfer on terminations	(22,220,134)	(24,136,104)	(1,981,118)	(2,000,296)
Transfer on policy loans	(5,246)	(1,180,881)	(194,580)	(74,331)
Net interfund transfers	7,105,789	15,124,790	545,903	4,065,053

Net increase (decrease) in assets from principal transactions	(11,566,213)	(6,041,520)	1,650,902	4,984,894

Total increase (decrease) in assets	(11,562,402)	(5,998,727)	1,767,654	24,183

Assets, beginning of period	56,817,674	62,816,401	19,367,591	19,343,408

Assets, end of period	$45,255,272	$56,817,674	$21,135,245	$19,367,591

See accompanying notes.

Sub-Account
Natural Resources Trust Series 1		Real Estate Securities Trust Series 0		Real Estate Securities Trust Series 1
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$62,270	$47,658	$390,546	$242,670	$472,394	$394,711

62,270	47,658	390,546	242,670	472,394	394,711

—	—	—	—	—	—

344,277	1,990,364	815,361	426,313	(2,058,082)	(2,737,509)

344,277	1,990,364	815,361	426,313	(2,058,082)	(2,737,509)
(414,473)	(4,187,131)	1,647,674	510,009	6,016,450	4,708,249

(7,926)	(2,149,109)	2,853,581	1,178,992	4,430,762	2,365,451

374,111	434,708	2,848,453	2,085,022	813,764	1,025,887
(981,054)	(1,121,083)	(2,003,719)	(1,341,387)	(3,290,599)	(2,944,225)
(22,277)	(131,561)	(225,492)	(302,892)	7,676	26,586
80,615	(352,419)	1,312,484	925,691	(1,283,898)	(183,854)

(548,605)	(1,170,355)	1,931,726	1,366,434	(3,753,057)	(2,075,606)

(556,531)	(3,319,464)	4,785,307	2,545,426	677,705	289,845

8,205,426	11,524,890	15,575,141	13,029,715	26,668,398	26,378,553

$7,648,895	$8,205,426	$20,360,448	$15,575,141	$27,346,103	$26,668,398

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Real Return Bond Trust Series 0		Real Return Bond Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$240,504	$340,903	$87,845	$199,601

Net investment income (loss)	240,504	340,903	87,845	199,601

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	242,848	72,949	151,890	(119,556)

Realized gains (losses)	242,848	72,949	151,890	(119,556)
Unrealized appreciation (depreciation) during the period	495,817	445,085	192,685	509,015

Net increase (decrease) in assets from operations	979,169	858,937	432,420	589,060

Changes from principal transactions:
Transfer of net premiums	1,549,531	1,189,366	156,552	160,213
Transfer on terminations	(974,428)	(532,059)	(908,441)	(623,572)
Transfer on policy loans	(103,807)	(433,198)	(15,920)	16,449
Net interfund transfers	3,823,886	2,194,165	177,049	320,738

Net increase (decrease) in assets from principal transactions	4,295,182	2,418,274	(590,760)	(126,172)

Total increase (decrease) in assets	5,274,351	3,277,211	(158,340)	462,888

Assets, beginning of period	9,468,581	6,191,370	4,931,108	4,468,220

Assets, end of period	$14,742,932	$9,468,581	$4,772,768	$4,931,108

See accompanying notes.

Sub-Account
Science & Technology Trust Series 0		Science & Technology Trust Series 1		Short Term Government Income Trust Series 0
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

—	—	—	—	$157,129	$212,760

—	—	—	—	157,129	212,760

—	—	—	—	—	18,283

409,501	366,259	1,778,620	1,262,364	(8,258)	30,221

409,501	366,259	1,778,620	1,262,364	(8,258)	48,504
73,881	(901,816)	(415,881)	(2,189,482)	(57,832)	(44,732)

483,382	(535,557)	1,362,739	(927,118)	91,039	216,532

783,950	639,971	700,290	895,871	2,284,207	2,148,403
(713,870)	(582,832)	(2,472,371)	(2,348,502)	(883,580)	(847,802)
(630,805)	(137,129)	(66,140)	149,264	(102,836)	(49,218)
1,087,222	709,838	307,280	(2,548,674)	5,287,613	627,707

526,497	629,848	(1,530,941)	(3,852,041)	6,585,404	1,879,090

1,009,879	94,291	(168,202)	(4,779,159)	6,676,443	2,095,622

4,889,707	4,795,416	13,211,665	17,990,824	9,098,268	7,002,646

$5,899,586	$4,889,707	$13,043,463	$13,211,665	$15,774,711	$9,098,268

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Short Term Government Income Trust Series 1		Small Cap Growth Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$146,688	$230,444	—	—

Net investment income (loss)	146,688	230,444	—	—

Realized gains (losses) on investments:
Capital gain distributions	—	23,674	1,136,599	207,031
Net realized gains (losses)	20,878	32,698	419,638	893,983

Realized gains (losses)	20,878	56,372	1,556,237	1,101,014
Unrealized appreciation (depreciation) during the period	(55,352)	(14,960)	(262,920)	(1,694,809)

Net increase (decrease) in assets from operations	112,214	271,856	1,293,317	(593,795)

Changes from principal transactions:
Transfer of net premiums	635,625	567,515	988,015	1,023,247
Transfer on terminations	(1,772,619)	(1,601,214)	(822,169)	(657,793)
Transfer on policy loans	(24,236)	41,788	(78,078)	(73,711)
Net interfund transfers	710,621	96,972	(388,791)	298,480

Net increase (decrease) in assets from principal transactions	(450,609)	(894,939)	(301,023)	590,223

Total increase (decrease) in assets	(338,395)	(623,083)	992,294	(3,572)

Assets, beginning of period	9,500,432	10,123,515	7,874,663	7,878,235

Assets, end of period	$9,162,037	$9,500,432	$8,866,957	$7,874,663

See accompanying notes.

Sub-Account
Small Cap Growth Trust Series 1		Small Cap Index Trust Series 0		Small Cap Index Trust Series 1
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

—	—	$207,966	$97,627	$146,731	$84,333

—	—	207,966	97,627	146,731	84,333

272,875	51,700	1,662,563	33,812	1,231,957	31,267
(31,149)	216,719	125,408	54,583	(270,145)	(136,043)

241,726	268,419	1,787,971	88,395	961,812	(104,776)
63,181	(510,937)	(656,810)	(546,814)	(14,127)	(293,666)

304,907	(242,518)	1,339,127	(360,792)	1,094,416	(314,109)

116,116	133,199	1,320,227	1,090,133	435,962	420,113
(423,194)	(249,979)	(753,489)	(653,196)	(823,891)	(670,820)
(19,555)	(8,171)	(105,763)	(69,615)	(80,919)	(33,909)
(73,353)	586,686	950,840	696,829	(135,391)	(469,490)

(399,986)	461,735	1,411,815	1,064,151	(604,239)	(754,106)

(95,079)	219,217	2,750,942	703,359	490,177	(1,068,215)

1,909,333	1,690,116	7,946,418	7,243,059	6,958,383	8,026,598

$1,814,254	$1,909,333	$10,697,360	$7,946,418	$7,448,560	$6,958,383

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Opportunities Trust Series 0		Small Cap Opportunities Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	—	$3,309	—	$6,194

Net investment income (loss)	—	3,309	—	6,194

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	319,308	232,910	388,060	1,461,880

Realized gains (losses)	319,308	232,910	388,060	1,461,880
Unrealized appreciation (depreciation) during the period	253,441	(364,295)	626,903	(1,636,620)

Net increase (decrease) in assets from operations	572,749	(128,076)	1,014,963	(168,546)

Changes from principal transactions:
Transfer of net premiums	591,700	343,684	311,983	455,241
Transfer on terminations	(621,690)	(233,001)	(908,245)	(656,394)
Transfer on policy loans	(116,932)	115,381	(43,776)	(5,365)
Net interfund transfers	1,115,826	(217,934)	(231,255)	(1,219,798)

Net increase (decrease) in assets from principal transactions	968,904	8,130	(871,293)	(1,426,316)

Total increase (decrease) in assets	1,541,653	(119,946)	143,670	(1,594,862)

Assets, beginning of period	2,911,386	3,031,332	6,193,327	7,788,189

Assets, end of period	$4,453,039	$2,911,386	$6,336,997	$6,193,327

See accompanying notes.

Sub-Account
Small Cap Value Trust Series 0		Small Cap Value Trust Series 1		Small Company Value Trust Series 0
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$119,353	$100,937	$22,046	$19,764	$25,700	$52,533

119,353	100,937	22,046	19,764	25,700	52,533

586,015	—	120,771	—	—	—
696,731	609,773	214,366	156,303	71,506	(16,803)

1,282,746	609,773	335,137	156,303	71,506	(16,803)
479,534	(645,201)	101,567	(136,884)	1,370,962	(120,603)

1,881,633	65,509	458,750	39,183	1,468,168	(84,873)

1,430,480	1,663,795	129,390	168,527	1,095,406	767,833
(1,108,446)	(934,211)	(587,684)	(236,629)	(658,110)	(502,142)
(145,317)	62,945	474	2,137	(101,876)	(203,921)
135,329	1,318,697	(696,581)	389,893	568,254	983,750

312,046	2,111,226	(1,154,401)	323,928	903,674	1,045,520

2,193,679	2,176,735	(695,651)	363,111	2,371,842	960,647

11,820,534	9,643,799	2,986,486	2,623,375	8,472,818	7,512,171

$14,014,213	$11,820,534	$2,290,835	$2,986,486	$10,844,660	$8,472,818

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Company Value Trust Series 1		Smaller Company Growth Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$32,996	$79,772	—	—

Net investment income (loss)	32,996	79,772	—	—

Realized gains (losses) on investments:
Capital gain distributions	—	—	255,301	—
Net realized gains (losses)	67,667	(96,299)	123,812	102,413

Realized gains (losses)	67,667	(96,299)	379,113	102,413
Unrealized appreciation (depreciation) during the period	1,940,585	(89,436)	42,487	(264,041)

Net increase (decrease) in assets from operations	2,041,248	(105,963)	421,600	(161,628)

Changes from principal transactions:
Transfer of net premiums	494,178	544,926	270,064	303,206
Transfer on terminations	(1,711,970)	(1,489,889)	(346,046)	(241,783)
Transfer on policy loans	(6,813)	60,026	(112,874)	(75,318)
Net interfund transfers	(937,760)	(883,514)	45,666	103,830

Net increase (decrease) in assets from principal transactions	(2,162,365)	(1,768,451)	(143,190)	89,935

Total increase (decrease) in assets	(121,117)	(1,874,414)	278,410	(71,693)

Assets, beginning of period	13,435,366	15,309,780	2,494,407	2,566,100

Assets, end of period	$13,314,249	$13,435,366	$2,772,817	$2,494,407

See accompanying notes.

Sub-Account
Smaller Company Growth Trust Series 1		Strategic Income Opportunities Trust Series 0		Strategic Income Opportunities Trust Series 1
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

—	—	$1,064,261	$1,321,361	$834,542	$1,318,075

—	—	1,064,261	1,321,361	834,542	1,318,075

2,305,735	—	—	—	—	—
793,957	1,095,665	(96,974)	159,666	(440,133)	98,364

3,099,692	1,095,665	(96,974)	159,666	(440,133)	98,364
952,941	(3,017,992)	767,161	(1,306,597)	1,094,243	(1,160,791)

4,052,633	(1,922,327)	1,734,448	174,430	1,488,652	255,648

1,128,837	1,451,759	1,590,559	1,400,695	456,630	525,573
(3,966,576)	(4,970,372)	(1,078,453)	(1,054,639)	(3,773,486)	(1,103,424)
62,653	15,428	(212,563)	(195,798)	(20,827)	(12,963)
(585,584)	(254,269)	2,784,544	2,271,582	(122,261)	32,526

(3,360,670)	(3,757,454)	3,084,087	2,421,840	(3,459,944)	(558,288)

691,963	(5,679,781)	4,818,535	2,596,270	(1,971,292)	(302,640)

25,832,249	31,512,030	12,041,909	9,445,639	11,816,132	12,118,772

$26,524,212	$25,832,249	$16,860,444	$12,041,909	$9,844,840	$11,816,132

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Total Bond Market Trust B Series 0		Total Return Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$251,825	$575,864	$954,731	$1,443,004

Net investment income (loss)	251,825	575,864	954,731	1,443,004

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	1,199,775
Net realized gains (losses)	70,365	48,217	146,621	269,042

Realized gains (losses)	70,365	48,217	146,621	1,468,817
Unrealized appreciation (depreciation) during the period	258,213	297,184	2,247,545	(1,694,105)

Net increase (decrease) in assets from operations	580,403	921,265	3,348,897	1,217,716

Changes from principal transactions:
Transfer of net premiums	1,924,534	1,996,896	4,907,137	3,789,468
Transfer on terminations	(1,087,482)	(1,095,276)	(3,965,111)	(2,452,171)
Transfer on policy loans	(75,428)	(60,604)	(274,470)	(157,057)
Net interfund transfers	491,372	616,694	11,347,668	1,744,129

Net increase (decrease) in assets from principal transactions	1,252,996	1,457,710	12,015,224	2,924,369

Total increase (decrease) in assets	1,833,399	2,378,975	15,364,121	4,142,085

Assets, beginning of period	13,780,224	11,401,249	34,643,403	30,501,318

Assets, end of period	$15,613,623	$13,780,224	$50,007,524	$34,643,403

See accompanying notes.

Sub-Account
Total Return Trust Series 1		Total Stock Market Index Trust Series 0		Total Stock Market Index Trust Series 1
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$573,108	$1,295,707	$118,635	$75,655	$82,610	$73,816

573,108	1,295,707	118,635	75,655	82,610	73,816

—	1,127,993	19,452	—	14,765	—
571,823	117,169	258,996	83,877	26,176	(178)

571,823	1,245,162	278,448	83,877	40,941	(178)
1,248,421	(1,436,613)	554,311	(134,906)	738,449	(61,990)

2,393,352	1,104,256	951,394	24,626	862,000	11,648

966,754	1,073,412	982,841	569,783	316,376	309,847
(3,295,821)	(3,739,065)	(504,752)	(520,729)	(1,396,629)	(572,025)
(200,020)	(14,576)	(65,292)	(27,487)	(78,261)	(10,179)
(2,448,197)	3,075,293	867,485	606,419	(712,360)	(210,657)

(4,977,284)	395,064	1,280,282	627,986	(1,870,874)	(483,014)

(2,583,932)	1,499,320	2,231,676	652,612	(1,008,874)	(471,366)

29,806,795	28,307,475	5,769,088	5,116,476	5,751,039	6,222,405

$27,222,863	$29,806,795	$8,000,764	$5,769,088	$4,742,165	$5,751,039

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Ultra Short Term Bond Trust Series 0		Ultra Short Term Bond Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$19,278	$16,051	$5,884	$2,472

Net investment income (loss)	19,278	16,051	5,884	2,472

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(6,411)	(702)	(2,069)	(247)

Realized gains (losses)	(6,411)	(702)	(2,069)	(247)
Unrealized appreciation (depreciation) during the period	(4,454)	(16,457)	(2,967)	(2,260)

Net increase (decrease) in assets from operations	8,413	(1,108)	848	(35)

Changes from principal transactions:
Transfer of net premiums	476,998	302,555	2,971	—
Transfer on terminations	(112,790)	(40,090)	(140,117)	(16,834)
Transfer on policy loans	(23,659)	(5,311)	(1,776)	(8,569)
Net interfund transfers	61,776	990,668	436,593	200,204

Net increase (decrease) in assets from principal transactions	402,325	1,247,822	297,671	174,801

Total increase (decrease) in assets	410,738	1,246,714	298,519	174,766

Assets, beginning of period	1,250,286	3,572	204,864	30,098

Assets, end of period	$1,661,024	$1,250,286	$503,383	$204,864

(i)	Reflects the period from commencement of operations on April 30, 2012 through December 31, 2012.

See accompanying notes.

Sub-Account
U.S. Equity Trust Series 0	U.S. Equity Trust Series 1	Utilities Trust Series 0
Year Ended Dec. 31/12 (i)	Year Ended Dec. 31/12 (i)	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$58,002	$198,242	$333,278	$318,029

58,002	198,242	333,278	318,029

—	—	—	—
(24,089)	49,918	463,937	383,544

(24,089)	49,918	463,937	383,544
33,896	151,411	307,191	(206,329)

67,809	399,571	1,104,406	495,244

423,888	575,129	916,383	915,535
(304,562)	(1,174,136)	(892,609)	(717,033)
(15,287)	1,577	(100,897)	194,763
3,848,632	14,043,681	304,555	270,316

3,952,671	13,446,251	227,432	663,581

4,020,480	13,845,822	1,331,838	1,158,825

—	—	8,266,330	7,107,505

$4,020,480	$13,845,822	$9,598,168	$8,266,330

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Utilities Trust Series 1		Value Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11
Income:
Dividend income distribution	$191,199	$166,222	$52,879	$54,890

Net investment income (loss)	191,199	166,222	52,879	54,890

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	249,799	425,333	417,604	266,800

Realized gains (losses)	249,799	425,333	417,604	266,800
Unrealized appreciation (depreciation) during the period	176,731	(397,046)	393,123	(325,951)

Net increase (decrease) in assets from operations	617,729	194,509	863,606	(4,261)

Changes from principal transactions:
Transfer of net premiums	185,147	166,208	556,922	512,610
Transfer on terminations	(461,909)	(378,027)	(655,765)	(344,665)
Transfer on policy loans	(15,566)	(117,280)	(106,324)	(66,707)
Net interfund transfers	503,011	230,815	1,220,802	442,232

Net increase (decrease) in assets from principal transactions	210,683	(98,284)	1,015,635	543,470

Total increase (decrease) in assets	828,412	96,225	1,879,241	539,209

Assets, beginning of period	4,293,358	4,197,133	4,587,197	4,047,988

Assets, end of period	$5,121,770	$4,293,358	$6,466,438	$4,587,197

See accompanying notes.

Sub-Account
Value Trust Series 1		Total
Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/12	Year Ended Dec. 31/11

$115,854	$155,497	$48,715,871	$53,523,358

115,854	155,497	48,715,871	53,523,358

—	—	23,900,652	7,796,819
(542,519)	(338,352)	9,983,893	5,089,935

(542,519)	(338,352)	33,884,545	12,886,754
2,729,531	343,993	231,141,245	(110,285,646)

2,302,866	161,138	313,741,661	(43,875,534)

518,582	526,280	543,309,167	510,938,835
(2,175,451)	(1,716,253)	(324,461,323)	(278,483,345)
(88,298)	111,165	(22,464,434)	(16,014,109)
(299,607)	(100,522)	(102,189,990)	(52,406,487)

(2,044,774)	(1,179,330)	94,193,420	164,034,894

258,092	(1,018,192)	407,935,081	120,159,360

13,802,820	14,821,012	2,319,563,096	2,199,403,736

$14,060,912	$13,802,820	$2,727,498,177	$2,319,563,096

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements

December 31, 2012

1.Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Account”) is a separate account administered and sponsored by John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the “Act”) and has 124 active investment sub-accounts that invest in shares of a particular John Hancock Variable Insurance Trust (the “Trust”), which was formerly known as the John Hancock Trust, portfolio and 5 sub-accounts that invest in shares of other outside investment trusts as of December 31, 2012. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the “Contracts”) issued by the Company.

The Company is a stock life insurance company incorporated under the laws of Michigan in 1979. The Company is an indirect wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company’s general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Each sub-account that invests in portfolios of the Trust may offer two classes of units to fund the Contracts issued by the Company. These classes, Series 1 and Series 0 represent an interest in the same Trust portfolio but in different share classes of that portfolio. Series 1 represents interests in Series 1 shares of the Trust’s portfolio and Series 0 represents interests in Series NAV shares of the Trust’s portfolio. Series 1 and Series NAV shares differ in the level of 12b-1 fees and other expenses assessed against the portfolio’s assets.

The following sub-accounts of the Account were commenced as investment options:

New Sub-Accounts	Effective Date
International Equity Index Trust B Series 1	November 5, 2012
International Growth Stock Trust	November 5, 2012
U.S. Equity Trust	April 30, 2012

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

The following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-accounts as follows:

Terminated	Transferred To	Effective Date
500 Index Trust Series 1	500 Index Trust B Series 0	November 5, 2012
American Blue Chip Income and Growth Trust Series 1	American Growth-Income Trust Series 1	November 5, 2012
Balanced Trust	Lifestyle Growth Trust	April 30, 2012
International Equity Index Trust A	International Equity Index Trust B	November 5, 2012
International Opportunities Trust	International Growth Stock Trust	November 5, 2012
Large Cap Trust	U.S. Equity Trust	April 30, 2012

Where a sub-account has two series, the changes noted above apply to both Series 0 and Series 1.

2.	Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company’s general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

FASB ASC Topic 820 - Fair Value Measurement and Disclosure (“ASC 820”) provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale. Assets not measured at fair value are excluded from ASC 820 note disclosure, including Policy Loans which are held to maturity and accounted for at cost.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2012.

Mutual Funds
Level 1	$2,727,498,177
Level 2	—
Level 3	—

$2,727,498,177

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

4.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account are the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The Income Taxes topic of the FASB Accounting Standard Codification establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2012, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations.

5.	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2012 were as follows:

	Purchases	Sales
Sub-accounts:
500 Index Trust B Series 0	$46,369,183	$18,414,477
500 Index Trust Series 1	5,489,810	31,286,135
Active Bond Trust Series 0	4,215,671	2,845,860
Active Bond Trust Series 1	698,324	3,141,612
All Cap Core Trust Series 0	1,913,412	1,078,085
All Cap Core Trust Series 1	229,458	1,385,224
All Cap Value Trust Series 0	2,200,936	2,053,778
All Cap Value Trust Series 1	470,290	949,867
Alpha Opportunities Trust Series 0	980,877	751,500
Alpha Opportunities Trust Series 1	233,053	59,164
American Asset Allocation Trust Series 1	5,431,981	3,263,485
American Blue Chip Income and Growth Trust Series 1	4,571,990	15,222,584
American Global Growth Trust Series 1	2,225,178	1,663,832
American Global Small Capitalization Trust Series 1	371,257	126,215
American Growth Trust Series 1	4,704,837	8,129,489
American Growth-Income Trust Series 1	18,273,243	8,723,924
American High-Income Bond Trust Series 1	2,065,560	270,168
American International Trust Series 1	5,799,288	6,341,674
American New World Trust Series 1	1,109,253	851,076
Balanced Trust Series 0	1,595,774	2,155,909
Balanced Trust Series 1	137,838	327,144
Blue Chip Growth Trust Series 0	6,466,296	3,949,416
Blue Chip Growth Trust Series 1	1,195,572	5,852,851
Bond Trust Series 0	1,547,000	562,312
Bond Trust Series 1	412,381	373,479
Capital Appreciation Trust Series 0	4,022,770	3,377,682
Capital Appreciation Trust Series 1	1,805,919	6,015,881
Capital Appreciation Value Trust Series 0	5,277,140	663,660
Capital Appreciation Value Trust Series 1	695,814	706,381
Core Allocation Plus Trust Series 0	4,140,691	761,541
Core Allocation Plus Trust Series 1	71,884	138,671
Core Bond Trust Series 0	2,877,247	848,757
Core Bond Trust Series 1	1,024,477	530,943
Core Strategy Trust Series 0	16,524,093	2,138,721
Core Strategy Trust Series 1	105,745	35,708
Disciplined Diversification Trust Series 0	4,417,398	1,245,191
Disciplined Diversification Trust Series 1	94,990	21,359
Emerging Markets Value Trust Series 0	13,091,766	6,162,802
Emerging Markets Value Trust Series 1	2,360,695	1,271,604
Equity-Income Trust Series 0	10,279,625	5,674,648
Equity-Income Trust Series 1	2,912,730	7,231,285
Financial Services Trust Series 0	715,836	874,024

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Financial Services Trust Series 1	$92,908	$374,165
Franklin Templeton Founding Allocation Trust Series 0	5,069,238	913,433
Franklin Templeton Founding Allocation Trust Series 1	16,143	12,245
Fundamental All Cap Core Trust Series 0	1,015,090	1,176,163
Fundamental All Cap Core Trust Series 1	25,832	160,221
Fundamental Holdings Trust Series 1	1,053,984	252,030
Fundamental Large Cap Value Trust Series 0	1,778,887	557,021
Fundamental Large Cap Value Trust Series 1	836,514	248,371
Fundamental Value Trust Series 0	1,487,268	1,346,075
Fundamental Value Trust Series 1	824,244	4,997,214
Global Bond Trust Series 0	8,428,998	6,298,033
Global Bond Trust Series 1	1,411,365	1,279,100
Global Diversification Trust Series 1	3,749,162	630,023
Global Trust Series 0	674,201	584,767
Global Trust Series 1	339,743	2,862,401
Health Sciences Trust Series 0	4,654,073	3,132,442
Health Sciences Trust Series 1	3,184,811	2,459,692
High Yield Trust Series 0	9,946,470	4,233,397
High Yield Trust Series 1	3,228,383	2,498,193
International Core Trust Series 0	1,663,272	1,969,903
International Core Trust Series 1	892,267	2,193,039
International Equity Index Trust A Series 0	1,613,503	6,200,355
International Equity Index Trust A Series 1	1,601,818	15,144,137
International Equity Index Trust B Series 0	11,047,330	3,013,086
International Equity Index Trust B Series 1	13,753,645	586,292
International Growth Stock Trust Series 0	6,029,357	170,733
International Growth Stock Trust Series 1	2,382,626	367,888
International Opportunities Trust Series 0	1,877,095	7,297,858
International Opportunities Trust Series 1	546,813	2,865,214
International Small Company Trust Series 0	1,968,879	1,432,209
International Small Company Trust Series 1	974,287	1,506,777
International Value Trust Series 0	2,969,671	1,619,706
International Value Trust Series 1	819,643	2,758,172
Investment Quality Bond Trust Series 0	3,097,151	2,671,080
Investment Quality Bond Trust Series 1	2,362,591	3,988,468
Large Cap Trust Series 0	2,190,927	6,035,095
Large Cap Trust Series 1	125,223	14,507,756
Lifestyle Aggressive Trust Series 0	26,574,229	10,682,400
Lifestyle Aggressive Trust Series 1	846,070	3,678,604
Lifestyle Balanced Trust Series 0	63,251,674	15,403,872
Lifestyle Balanced Trust Series 1	4,403,832	13,061,595
Lifestyle Conservative Trust Series 0	9,967,858	4,476,129
Lifestyle Conservative Trust Series 1	4,118,133	3,454,919
Lifestyle Growth Trust Series 0	66,733,333	23,934,944
Lifestyle Growth Trust Series 1	3,773,024	9,560,611
Lifestyle Moderate Trust Series 0	14,820,951	5,745,389
Lifestyle Moderate Trust Series 1	3,622,292	2,226,924
Mid Cap Index Trust Series 0	5,232,397	1,756,798
Mid Cap Index Trust Series 1	2,048,838	2,052,114
Mid Cap Stock Trust Series 0	3,368,800	2,614,967
Mid Cap Stock Trust Series 1	680,278	2,984,443
Mid Value Trust Series 0	4,573,418	3,071,290
Mid Value Trust Series 1	1,962,692	2,034,816

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Money Market Trust B Series 0	$180,081,237	$189,399,348
Money Market Trust Series 1	12,740,062	24,302,463
Natural Resources Trust Series 0	5,552,271	3,723,594
Natural Resources Trust Series 1	1,671,487	2,157,821
Real Estate Securities Trust Series 0	11,849,375	9,527,103
Real Estate Securities Trust Series 1	1,033,418	4,314,081
Real Return Bond Trust Series 0	9,980,236	5,444,550
Real Return Bond Trust Series 1	880,299	1,383,215
Science & Technology Trust Series 0	4,665,525	4,139,027
Science & Technology Trust Series 1	1,850,407	3,381,349
Short Term Government Income Trust Series 0	9,492,438	2,749,903
Short Term Government Income Trust Series 1	2,243,744	2,547,664
Small Cap Growth Trust Series 0	2,663,455	1,827,878
Small Cap Growth Trust Series 1	623,244	750,354
Small Cap Index Trust Series 0	4,774,964	1,492,620
Small Cap Index Trust Series 1	1,957,603	1,183,154
Small Cap Opportunities Trust Series 0	2,249,839	1,280,936
Small Cap Opportunities Trust Series 1	600,795	1,472,088
Small Cap Value Trust Series 0	4,236,230	3,218,815
Small Cap Value Trust Series 1	1,254,584	2,266,168
Small Company Value Trust Series 0	2,001,052	1,071,678
Small Company Value Trust Series 1	516,916	2,646,286
Smaller Company Growth Trust Series 0	877,152	765,042
Smaller Company Growth Trust Series 1	2,580,463	3,635,400
Strategic Income Opportunities Trust Series 0	6,773,657	2,625,308
Strategic Income Opportunities Trust Series 1	1,651,531	4,276,933
Total Bond Market Trust B Series 0	3,151,719	1,646,898
Total Return Trust Series 0	20,186,724	7,216,768
Total Return Trust Series 1	2,496,071	6,900,247
Total Stock Market Index Trust Series 0	2,975,814	1,557,445
Total Stock Market Index Trust Series 1	557,513	2,331,011
Ultra Short Term Bond Trust Series 0	1,041,462	619,859
Ultra Short Term Bond Trust Series 1	530,958	227,404
U.S. Equity Trust Series 0	6,201,644	2,190,971
U.S. Equity Trust Series 1	15,835,450	2,190,957
Utilities Trust Series 0	3,996,437	3,435,728
Utilities Trust Series 1	2,819,714	2,417,832
Value Trust Series 0	2,386,551	1,318,038
Value Trust Series 1	719,866	2,648,787
All Asset Portfolio	7,695,901	2,044,167
Brandes International Equity Trust	2,065,806	1,265,759
Business Opportunity Value Trust	1,372,199	975,919
Frontier Capital Appreciation Trust	2,178,529	1,585,990
Large Cap Growth Trust	2,821,014	1,146,692

	$862,673,869	$695,863,937

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

6.	Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHUSA has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months’ notice. Under this agreement, JHUSA pays for legal, actuarial, investment and certain other administrative services.

The majority of the investments held by the Account are invested in the Trust (Note 1).

7.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (the “Code”). Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the Account on which the Contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. JHUSA believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

8.	Subsequent Events

In accordance with the provision set forth in FASB ASC Topic 855 - Subsequent Events (“ASC 855”), management has evaluated the possibility of subsequent events existing in the Account’s financial statements through March 28, 2013 and has determined that no events have occurred that require additional disclosure.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	500 Index Trust B Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	3,858,107	3,903,037	4,024,412	3,715,959	3,519,327
Units issued	2,204,386	863,156	614,357	948,103	727,341
Units redeemed	(804,876)	(908,086)	(735,732)	(639,650)	(530,709)

Units, end of period	5,257,617	3,858,107	3,903,037	4,024,412	3,715,959

Unit value, end of period $	17.83 to 28.52	15.40 to 24.63	15.12 to 24.18	21.05	16.66
Assets, end of period $	120,194,042	80,332,462	77,322,423	66,955,037	45,694,591
Investment income ratio*	1.17%	1.83%	1.82%	2.43%	2.27%
Total return, lowest to highest**	8.03% to 15.80%	1.86% to 1.87%	14.85% to 14.86%	24.08% to 31.02%	(37.19%) to (24.71%)

	Sub-Account
	500 Index Trust Series 1
	Year Ended Dec. 31/12 (y)	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	2,073,712	2,289,189	2,536,274	2,803,876	3,042,197
Units issued	124,140	133,988	246,708	455,478	295,642
Units redeemed	(2,197,852)	(349,465)	(493,793)	(723,080)	(533,963)

Units, end of period	—	2,073,712	2,289,189	2,536,274	2,803,876

Unit value, end of period $	14.30	12.55	12.36	10.78	8.58
Assets, end of period $	—	26,017,857	28,277,874	27,344,213	24,041,913
Investment income ratio*	5.30%	1.46%	1.40%	1.71%	0.71%
Total return, lowest to highest**	13.98%	1.57%	14.58%	25.74%	(37.21%)

(y)	Terminated as an investment option and funds transferred to 500 Index Trust B Series 0 on November 5, 2012.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Active Bond Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	114,837	85,264	55,984	38,814	18,418
Units issued	60,054	48,258	46,880	36,991	26,834
Units redeemed	(44,820)	(18,685)	(17,600)	(19,821)	(6,438)

Units, end of period	130,071	114,837	85,264	55,984	38,814

Unit value, end of period $	66.31	60.42	57.02	50.05	40.09
Assets, end of period $	8,625,356	6,938,279	4,861,357	2,802,114	1,555,883
Investment income ratio*	4.43%	6.05%	8.80%	7.80%	6.63%
Total return, lowest to highest**	5.32% to 9.76%	5.97%	13.91%	18.30% to 24.86%	(10.55%) to (7.37%)

	Sub-Account
	Active Bond Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	507,353	532,994	602,088	671,816	786,841
Units issued	17,208	49,346	39,568	25,873	29,705
Units redeemed	(159,529)	(74,987)	(108,662)	(95,601)	(144,730)

Units, end of period	365,032	507,353	532,994	602,088	671,816

Unit value, end of period $	20.36	18.56	17.54	15.41	12.34
Assets, end of period $	7,431,200	9,414,575	9,347,485	9,274,908	8,292,245
Investment income ratio*	3.57%	5.35%	7.31%	7.22%	5.22%
Total return, lowest to highest**	9.71%	5.81%	13.84%	24.81%	(10.53%)

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	All Asset Portfolio
	Year Ended Dec. 31/12 (bd)	Year Ended Dec. 31/11 (bd)	Year Ended Dec. 31/10 (bd)	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,033,229	743,709	456,319	264,743	90,767
Units issued	433,920	552,711	457,119	248,679	395,395
Units redeemed	(126,839)	(263,191)	(169,729)	(57,103)	(221,419)

Units, end of period	1,340,310	1,033,229	743,709	456,319	264,743

Unit value, end of period $	15.82 to 22.34	13.80 to 19.48	13.58 to 19.16	12.05 to 17.00	9.93 to 14.01
Assets, end of period $	22,540,494	15,306,278	10,910,087	6,204,008	3,040,808
Investment income ratio*	4.81%	6.83%	7.26%	7.86%	5.51%
Total return, lowest to highest**	9.24% to 14.65%	1.66%	12.71%	14.85% to 21.32%	(17.73%) to (12.60%)

(bd) Fund is one Series. Previously presented as Series 0 and Series 1.

	Sub-Account
	All Cap Core Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	127,584	87,473	68,162	49,976	26,819
Units issued	141,238	72,726	33,702	28,853	37,805
Units redeemed	(82,307)	(32,615)	(14,391)	(10,667)	(14,648)

Units, end of period	186,515	127,584	87,473	68,162	49,976

Unit value, end of period $	13.72	11.76	11.71	10.36	8.05
Assets, end of period $	2,558,349	1,500,579	1,024,718	706,085	402,516
Investment income ratio*	1.14%	1.31%	1.25%	1.83%	2.26%
Total return, lowest to highest**	10.44% to 16.62%	0.40%	13.09%	24.46% to 33.05%	(39.60%) to (26.69%)

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	All Cap Core Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	410,454	451,853	505,072	564,515	643,519
Units issued	6,936	21,044	16,007	20,041	17,373
Units redeemed	(67,235)	(62,443)	(69,226)	(79,484)	(96,377)

Units, end of period	350,155	410,454	451,853	505,072	564,515

Unit value, end of period $	21.96	18.84	18.76	16.60	12.92
Assets, end of period $	7,688,001	7,731,299	8,476,649	8,382,602	7,293,346
Investment income ratio*	1.10%	1.00%	1.04%	1.60%	1.65%
Total return, lowest to highest**	16.57%	0.41%	13.03%	28.47%	(39.63%)

	Sub-Account
	All Cap Value Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	361,933	250,055	181,295	109,590	55,282
Units issued	126,735	184,088	133,609	131,254	80,202
Units redeemed	(135,215)	(72,210)	(64,849)	(59,549)	(25,894)

Units, end of period	353,453	361,933	250,055	181,295	109,590

Unit value, end of period $	15.60	14.06	14.67	12.38	9.78
Assets, end of period $	5,512,364	5,088,942	3,668,793	2,244,835	1,071,959
Investment income ratio*	0.88%	0.44%	0.54%	0.64%	1.10%
Total return, lowest to highest**	6.24% to 10.92%	(4.17%)	18.50%	22.43% to 31.77%	(28.80%) to (19.83%)

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	All Cap Value Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	187,116	197,162	208,555	208,134	184,657
Units issued	14,532	50,098	42,133	78,485	41,713
Units redeemed	(45,857)	(60,144)	(53,526)	(78,064)	(18,236)

Units, end of period	155,791	187,116	197,162	208,555	208,134

Unit value, end of period $	21.57	19.44	20.29	17.15	13.54
Assets, end of period $	3,360,478	3,637,680	4,001,119	3,576,033	2,818,708
Investment income ratio*	0.79%	0.33%	0.37%	0.51%	0.89%
Total return, lowest to highest**	10.95%	(4.21%)	18.35%	26.61%	(28.78%)

	Sub-Account
	Alpha Opportunities Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (d)
Units, beginning of period	67,576	44,632	4,247	—
Units issued	58,199	86,728	42,691	4,560
Units redeemed	(49,465)	(63,784)	(2,306)	(313)

Units, end of period	76,310	67,576	44,632	4,247

Unit value, end of period $	16.63	13.70	14.89	12.73
Assets, end of period $	1,268,745	925,660	664,682	54,076
Investment income ratio*	0.62%	0.23%	0.63%	0.79%
Total return, lowest to highest**	9.62% to 21.38%	(8.02%)	16.98%	26.89% to 27.31%

(d)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Alpha Opportunities Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (d)
Units, beginning of period	30,772	18,156	6,744	—
Units issued	13,044	28,373	12,089	6,780
Units redeemed	(4,100)	(15,757)	(677)	(36)

Units, end of period	39,716	30,772	18,156	6,744

Unit value, end of period $	15.73	12.96	14.11	12.07
Assets, end of period $	624,615	398,851	256,185	81,384
Investment income ratio*	0.62%	0.19%	0.52%	0.66%
Total return, lowest to highest**	21.33%	(8.14%)	16.92%	20.69%

(d) Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	American Asset Allocation Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	3,133,111	3,119,887	3,047,744	260,111	—
Units issued	437,055	334,656	473,956	3,234,430	301,470
Units redeemed	(292,443)	(321,432)	(401,813)	(446,797)	(41,359)

Units, end of period	3,277,723	3,133,111	3,119,887	3,047,744	260,111

Unit value, end of period $	11.75	10.15	10.06	8.98	7.26
Assets, end of period $	38,508,628	31,797,924	31,376,662	27,353,571	1,888,618
Investment income ratio*	1.64%	1.54%	1.68%	2.79%	7.29%
Total return, lowest to highest**	8.80% to 15.77%	0.91%	12.07%	18.28% to 25.85%	(28.47%) to (19.62%)

(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American Blue Chip Income and Growth Trust Series 1
	Year Ended Dec. 31/12 (bf)	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	835,610	817,702	661,239	610,479	465,570
Units issued	207,019	156,614	277,831	226,391	228,811
Units redeemed	(1,042,629)	(138,706)	(121,368)	(175,631)	(83,902)

Units, end of period	—	835,610	817,702	661,239	610,479

Unit value, end of period $	13.19 to 19.71	11.76 to 17.57	11.92 to 17.80	10.64	12.48 to 8.36
Assets, end of period $	—	11,156,483	11,278,170	8,411,946	6,477,340
Investment income ratio*	0.00%	1.33%	1.46%	1.70%	4.52%
Total return, lowest to highest**	5.20% to 12.16%	(1.30%) to (1.29%)	12.01% to 12.02%	25.79% to 31.48%	(36.72%) to (22.98%)

(bf) Terminated as an investment option and funds transferred to American Growth-Income Trust Series 1 on November 5, 2012.

	Sub-Account
	American Global Growth Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (ba)
Units, beginning of period	49,656	1,583	—
Units issued	215,898	52,736	1,585
Units redeemed	(160,683)	(4,663)	(2)

Units, end of period	104,871	49,656	1,583

Unit value, end of period $	11.19	9.17	10.10
Assets, end of period $	1,173,956	455,157	15,989
Investment income ratio*	0.62%	2.11%	3.26%
Total return, lowest to highest**	13.48% to 22.12%	(9.24%)	0.99%

(ba)	Reflects the period from commencement of operations on November 8, 2010 through December 31, 2010.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American Global Small Capitalization Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (ba)
Units, beginning of period	32,389	5,583	—
Units issued	39,982	30,892	5,639
Units redeemed	(13,566)	(4,086)	(56)

Units, end of period	58,805	32,389	5,583

Unit value, end of period $	9.64	8.19	10.16
Assets, end of period $	566,904	265,261	56,755
Investment income ratio*	1.17%	1.54%	1.53%
Total return, lowest to highest**	9.07% to 17.71%	(19.43%)	1.64%

(ba) Reflects the period from commencement of operations on November 8, 2010 through December 31, 2010.

	Sub-Account
	American Growth Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	2,821,412	2,866,892	2,743,233	3,191,497	2,342,984
Units issued	304,482	349,027	473,855	719,046	1,671,199
Units redeemed	(485,311)	(394,507)	(350,196)	(1,167,310)	(822,686)

Units, end of period	2,640,583	2,821,412	2,866,892	2,743,233	3,191,497

Unit value, end of period $	15.11 to 22.75	12.86 to 19.36	13.48 to 20.30	11.40	12.36 to 8.21
Assets, end of period $	45,369,109	41,804,622	45,296,462	37,488,254	33,818,004
Investment income ratio*	0.40%	0.23%	0.35%	0.25%	2.13%
Total return, lowest to highest**	8.11% to 17.49%	(4.63%)	18.23% to 18.24%	25.08% to 42.05%	(44.20%) to (31.29%)

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American Growth-Income Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	3,279,734	3,392,135	3,559,566	1,256,460	1,040,281
Units issued	1,196,688	300,209	337,650	2,680,851	470,399
Units redeemed	(525,906)	(412,610)	(505,081)	(377,745)	(254,220)

Units, end of period	3,950,516	3,279,734	3,392,135	3,559,566	1,256,460

Unit value, end of period $	13.62 to 20.33	11.62 to 17.35	11.87 to 17.72	10.69	8.17
Assets, end of period $	66,176,491	48,915,455	52,511,665	50,592,525	12,746,026
Investment income ratio*	1.49%	1.17%	1.13%	1.53%	2.27%
Total return, lowest to highest**	10.27% to 17.16%	(2.10%) to (2.09%)	11.05% to 11.06%	23.68% to 33.69%	(38.08%) to (24.49%)

	Sub-Account
	American High-Income Bond Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (ba)
Units, beginning of period	50,527	740	—
Units issued	173,465	63,795	741
Units redeemed	(24,579)	(14,008)	(1)

Units, end of period	199,413	50,527	740

Unit value, end of period $	11.49	10.16	10.02
Assets, end of period $	2,292,033	513,447	7,414
Investment income ratio*	12.88%	14.42%	27.25%
Total return, lowest to highest**	6.30% to 13.11%	1.46%	0.15%

(ba)	Reflects the period from commencement of operations on November 8, 2010 through December 31, 2010.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American International Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,950,124	1,895,266	1,690,972	1,589,088	1,335,767
Units issued	364,073	301,418	478,796	425,526	666,694
Units redeemed	(348,125)	(246,560)	(274,502)	(323,642)	(413,373)

Units, end of period	1,966,072	1,950,124	1,895,266	1,690,972	1,589,088

Unit value, end of period $	15.55 to 27.39	13.24 to 23.31	15.45 to 27.21	14.46	17.85 to 10.14
Assets, end of period $	36,419,240	31,809,781	36,912,554	31,946,083	21,999,643
Investment income ratio*	1.10%	1.39%	1.75%	1.19%	4.09%
Total return, lowest to highest**	13.22% to 17.50%	(14.34%)	6.88%	27.67% to 46.99%	(42.37%) to (26.02%)

	Sub-Account
	American New World Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (d)
Units, beginning of period	225,104	137,746	37,929	—
Units issued	74,510	150,947	164,720	186,355
Units redeemed	(59,278)	(63,589)	(64,903)	(148,426)

Units, end of period	240,336	225,104	137,746	37,929

Unit value, end of period $	15.77	13.44	15.69	13.36
Assets, end of period $	3,790,824	3,025,118	2,160,691	506,673
Investment income ratio*	0.66%	1.51%	1.58%	0.55%
Total return, lowest to highest**	12.53% to 17.37%	(14.33%)	17.43%	30.38% to 33.58%

(d)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Balanced Trust Series 0
	Year Ended Dec. 31/12 (g)	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (d)
Units, beginning of period	84,194	47,630	12,872	—
Units issued	62,426	46,727	38,835	16,728
Units redeemed	(146,619)	(10,163)	(4,077)	(3,856)

Units, end of period	1	84,194	47,630	12,872

Unit value, end of period $	14.73	13.57	13.41	11.91
Assets, end of period $	—	1,142,176	638,959	153,313
Investment income ratio*	6.19%	1.72%	1.32%	1.80%
Total return, lowest to highest**	8.57%	1.13%	12.63%	18.83% to 19.11%

(g) Terminated as an investment option and funds transferred to Lifestyle Growth Trust on April 30, 2012.
(d) Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	Balanced Trust Series 1
	Year Ended Dec. 31/12 (g)	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (a)
Units, beginning of period	19,798	16,579	—
Units issued	2,456	4,653	18,696
Units redeemed	(22,254)	(1,434)	(2,117)

Units, end of period	—	19,798	16,579

Unit value, end of period $	14.70	13.54	13.40
Assets, end of period $	—	268,048	222,218
Investment income ratio*	4.31%	1.55%	1.23%
Total return, lowest to highest**	8.61%	1.01%	12.58%

(g)	Terminated as an investment option and funds transferred to Lifestyle Growth Trust on April 30, 2012.
(a)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Blue Chip Growth Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	229,137	179,246	140,020	88,681	40,793
Units issued	84,049	90,351	58,516	90,411	64,266
Units redeemed	(51,513)	(40,460)	(19,290)	(39,072)	(16,378)

Units, end of period	261,673	229,137	179,246	140,020	88,681

Unit value, end of period $	79.24	66.93	65.97	56.75	39.69
Assets, end of period $	20,734,237	15,335,734	11,825,120	7,945,860	3,519,833
Investment income ratio*	0.14%	0.02%	0.09%	0.19%	0.40%
Total return, lowest to highest**	5.30% to 18.39%	1.45%	16.25%	26.87% to 46.21%	(42.52%) to (28.71%)

	Sub-Account
	Blue Chip Growth Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,038,535	1,105,401	1,263,707	1,413,536	1,501,232
Units issued	37,472	134,819	52,627	177,272	157,192
Units redeemed	(185,410)	(201,685)	(210,933)	(327,101)	(244,888)

Units, end of period	890,597	1,038,535	1,105,401	1,263,707	1,413,536

Unit value, end of period $	32.58	27.54	27.15	23.37	16.36
Assets, end of period $	29,014,045	28,596,326	30,005,516	29,533,414	23,118,554
Investment income ratio*	0.09%	0.01%	0.08%	0.15%	0.32%
Total return, lowest to highest**	18.31%	1.44%	16.15%	42.90%	(42.53%)

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Bond Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (e)
Units, beginning of period	434,989	—
Units issued	129,858	454,794
Units redeemed	(53,531)	(19,805)

Units, end of period	511,316	434,989

Unit value, end of period $	10.72	10.08
Assets, end of period $	5,480,393	4,385,424
Investment income ratio*	3.04%	14.74%
Total return, lowest to highest**	2.99% to 6.31%	0.82%

(e)	Reflects the period from commencement of operations on October 31, 2011 through December 31, 2011.

	Sub-Account
	Bond Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (e)
Units, beginning of period	91,448	—
Units issued	36,518	105,732
Units redeemed	(36,071)	(14,284)

Units, end of period	91,895	91,448

Unit value, end of period $	10.72	10.08
Assets, end of period $	984,749	921,571
Investment income ratio*	2.79%	13.72%
Total return, lowest to highest**	6.34%	0.78%

(e)	Reflects the period from commencement of operations on October 31, 2011 through December 31, 2011.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Brandes International Equity Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	175,503	126,685	78,693	36,365	36,448
Units issued	70,632	119,445	69,476	65,449	39,229
Units redeemed	(46,021)	(70,627)	(21,484)	(23,121)	(39,312)

Units, end of period	200,114	175,503	126,685	78,693	36,365

Unit value, end of period $	30.57	25.33	29.30	28.01	22.36
Assets, end of period $	6,116,796	4,445,200	3,712,040	2,204,255	813,066
Investment income ratio*	2.22%	3.70%	4.05%	3.70%	4.49%
Total return, lowest to highest**	14.03% to 20.68%	(13.56%)	4.61%	19.34% to 25.28%	(39.84%) to (24.43%)

	Sub-Account
	Business Opportunity Value Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	275,828	222,826	152,539	68,226	46,273
Units issued	89,414	101,116	106,229	127,872	71,242
Units redeemed	(66,288)	(48,114)	(35,942)	(43,559)	(49,289)

Units, end of period	298,954	275,828	222,826	152,539	68,226

Unit value, end of period $	16.20	13.81	14.41	13.18	10.58
Assets, end of period $	4,843,243	3,809,898	3,209,747	2,010,780	721,884
Investment income ratio*	0.81%	0.38%	0.70%	0.76%	0.05%
Total return, lowest to highest**	10.97% to 17.29%	(4.11%)	9.27%	19.01% to 27.24%	(34.70%) to (23.56%)

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Capital Appreciation Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	704,890	628,655	450,788	176,778	85,512
Units issued	251,226	230,612	290,426	323,428	116,994
Units redeemed	(212,834)	(154,377)	(112,559)	(49,418)	(25,728)

Units, end of period	743,282	704,890	628,655	450,788	176,778

Unit value, end of period $	16.13	13.90	13.88	12.41	8.72
Assets, end of period $	11,987,742	9,797,789	8,728,028	5,593,907	1,540,973
Investment income ratio*	0.21%	0.11%	0.21%	0.40%	0.73%
Total return, lowest to highest**	3.07% to 16.03%	0.11%	11.88%	28.49% to 44.66%	(37.24%) to (23.78%)

	Sub-Account
	Capital Appreciation Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,725,906	1,846,901	1,438,012	1,460,124	1,616,971
Units issued	108,588	185,521	861,047	449,806	81,782
Units redeemed	(374,874)	(306,516)	(452,158)	(471,918)	(238,629)

Units, end of period	1,459,620	1,725,906	1,846,901	1,438,012	1,460,124

Unit value, end of period $	16.44	14.18	14.17	12.67	8.90
Assets, end of period $	24,000,525	24,469,173	26,164,810	18,217,168	12,999,758
Investment income ratio*	0.15%	0.07%	0.14%	0.27%	0.45%
Total return, lowest to highest**	15.98%	0.07%	11.83%	42.28%	(37.22%)

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Capital Appreciation Value Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	522,903	213,041	110,102	52,433	—
Units issued	355,459	359,857	131,163	80,518	61,493
Units redeemed	(54,987)	(49,995)	(28,224)	(22,849)	(9,060)

Units, end of period	823,375	522,903	213,041	110,102	52,433

Unit value, end of period $	12.76	11.12	10.79	9.47	7.27
Assets, end of period $	10,506,029	5,813,606	2,297,647	1,042,522	381,132
Investment income ratio*	1.86%	2.16%	2.09%	2.88%	1.93%
Total return, lowest to highest**	7.74% to 14.77%	3.09%	13.91%	19.68% to 30.98%	(27.77%) to (21.81%)

(n) Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	Capital Appreciation Value Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	45,108	43,268	13,246	2,846	—
Units issued	53,681	27,639	33,774	10,974	2,863
Units redeemed	(58,818)	(25,799)	(3,752)	(574)	(17)

Units, end of period	39,971	45,108	43,268	13,246	2,846

Unit value, end of period $	12.74	11.12	10.78	9.46	7.27
Assets, end of period $	509,177	501,430	466,373	125,321	20,677
Investment income ratio*	1.51%	1.70%	1.91%	4.14%	3.07%
Total return, lowest to highest**	14.60%	3.13%	13.92%	30.21%	(27.34%)

(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Core Allocation Plus Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	710,321	440,893	219,445	24,255	—
Units issued	340,848	316,036	244,174	214,506	26,450
Units redeemed	(74,668)	(46,608)	(22,726)	(19,316)	(2,195)

Units, end of period	976,501	710,321	440,893	219,445	24,255

Unit value, end of period $	10.63	9.36	9.58	8.66	6.91
Assets, end of period $	10,378,647	6,649,180	4,222,288	1,900,818	167,531
Investment income ratio*	1.62%	1.68%	1.59%	2.82%	1.25%
Total return, lowest to highest**	7.77% to 13.53%	(2.26%)	10.57%	17.53% to 27.67%	(31.54%) to (20.17%)

(n) Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	Core Allocation Plus Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	17,352	14,598	13,918	2,603	—
Units issued	6,377	3,654	1,746	13,580	2,697
Units redeemed	(13,821)	(900)	(1,066)	(2,265)	(94)

Units, end of period	9,908	17,352	14,598	13,918	2,603

Unit value, end of period $	10.61	9.34	9.56	8.65	6.91
Assets, end of period $	105,123	162,077	139,586	120,436	17,989
Investment income ratio*	1.14%	1.40%	1.22%	2.99%	0.99%
Total return, lowest to highest**	13.59%	(2.32%)	10.50%	25.21%	(30.89%)

(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Core Bond Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	128,326	90,998	117,612	46,848	6,608
Units issued	176,749	71,283	46,008	121,385	45,229
Units redeemed	(54,974)	(33,955)	(72,622)	(50,621)	(4,989)

Units, end of period	250,101	128,326	90,998	117,612	46,848

Unit value, end of period $	15.67	14.71	13.58	12.67	11.53
Assets, end of period $	3,919,079	1,887,440	1,235,635	1,490,182	539,932
Investment income ratio*	3.31%	4.64%	2.39%	2.98%	10.35%
Total return, lowest to highest**	3.76% to 6.54%	8.32%	7.17%	5.61% to 9.93%	1.09% to 3.36%

	Sub-Account
	Core Bond Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	81,435	42,918	63,282	68,377	7,401
Units issued	48,699	57,545	46,878	174,832	65,912
Units redeemed	(27,881)	(19,028)	(67,242)	(179,927)	(4,936)

Units, end of period	102,253	81,435	42,918	63,282	68,377

Unit value, end of period $	19.53	18.35	16.94	15.82	14.39
Assets, end of period $	1,997,418	1,494,132	726,899	1,000,953	983,878
Investment income ratio*	2.82%	4.35%	2.26%	2.36%	13.33%
Total return, lowest to highest**	6.46%	8.32%	7.08%	9.94%	3.29%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Core Strategy Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (au)	Year Ended Dec. 31/08 (n)
Units, beginning of period	2,112,756	1,038,991	267,144	41,806	—
Units issued	1,386,181	1,329,658	881,952	309,645	57,115
Units redeemed	(192,993)	(255,893)	(110,105)	(84,307)	(15,309)

Units, end of period	3,305,944	2,112,756	1,038,991	267,144	41,806

Unit value, end of period $	11.64	10.34	10.32	9.17	7.52
Assets, end of period $	38,470,198	21,837,429	10,719,577	2,448,586	314,295
Investment income ratio*	3.51%	3.15%	3.82%	3.85%	4.26%
Total return, lowest to highest**	7.54% to 12.58%	0.19%	12.57%	18.49% to 25.03%	(25.51%) to (17.79%)

(au) Renamed on May 4, 2009. Previously known as Index Allocation Trust.
(n) Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	Core Strategy Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (au)	Year Ended Dec. 31/08 (n)
Units, beginning of period	12,020	5,072	8,259	712	—
Units issued	9,377	7,705	1,705	22,430	728
Units redeemed	(3,236)	(757)	(4,892)	(14,883)	(16)

Units, end of period	18,161	12,020	5,072	8,259	712

Unit value, end of period $	11.61	10.32	10.30	9.16	7.52
Assets, end of period $	210,844	124,008	52,207	75,637	5,346
Investment income ratio*	3.34%	3.66%	1.64%	1.93%	4.16%
Total return, lowest to highest**	12.53%	0.20%	12.42%	21.87%	(24.84%)

(au)	Renamed on May 4, 2009. Previously known as Index Allocation Trust.
(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Disciplined Diversification Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	1,484,261	1,111,216	688,862	244,015	—
Units issued	341,257	465,775	530,046	480,724	276,790
Units redeemed	(113,850)	(92,730)	(107,692)	(35,877)	(32,775)

Units, end of period	1,711,668	1,484,261	1,111,216	688,862	244,015

Unit value, end of period $	11.51	10.21	10.42	9.19	7.22
Assets, end of period $	19,708,821	15,152,146	11,579,775	6,327,448	1,761,052
Investment income ratio*	2.59%	2.48%	2.08%	3.03%	5.06%
Total return, lowest to highest**	8.54% to 12.79%	(2.04%)	13.45%	20.12% to 29.89%	(28.63%) to (18.51%)

(n) Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	Disciplined Diversification Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	18,454	20,237	9,007	739	—
Units issued	8,174	1,498	25,890	9,951	751
Units redeemed	(1,960)	(3,281)	(14,660)	(1,683)	(12)

Units, end of period	24,668	18,454	20,237	9,007	739

Unit value, end of period $	11.49	10.19	10.41	9.18	7.21
Assets, end of period $	283,342	188,016	210,581	82,646	5,332
Investment income ratio*	2.38%	2.06%	2.68%	3.37%	3.12%
Total return, lowest to highest**	12.74%	(2.09%)	13.40%	27.22%	(27.87%)

(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Emerging Markets Value Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	777,928	645,484	206,889	88,052	34,509
Units issued	1,023,344	661,827	607,899	151,966	66,918
Units redeemed	(526,136)	(529,383)	(169,304)	(33,129)	(13,375)

Units, end of period	1,275,136	777,928	645,484	206,889	88,052

Unit value, end of period $	12.36	10.43	14.29	11.61	5.77
Assets, end of period $	15,760,516	8,114,354	9,226,107	2,402,101	507,699
Investment income ratio*	1.25%	1.65%	1.79%	0.17%	3.11%
Total return, lowest to highest**	14.09% to 18.49%	(27.02%)	23.11%	1.56% to 101.36%	(51.92%)

	Sub-Account
	Emerging Markets Value Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	490,753	533,917	505,634	386,629	70,658
Units issued	119,554	75,805	280,552	166,291	394,873
Units redeemed	(89,611)	(118,969)	(252,269)	(47,286)	(78,902)

Units, end of period	520,696	490,753	533,917	505,634	386,629

Unit value, end of period $	15.42	13.01	17.84	14.50	7.21
Assets, end of period $	8,030,584	6,385,428	9,523,826	7,331,272	2,787,213
Investment income ratio*	1.07%	1.53%	1.44%	0.09%	3.88%
Total return, lowest to highest**	18.53%	(27.06%)	23.03%	101.12%	(51.94%)

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Equity-Income Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,179,731	599,309	470,729	307,924	190,329
Units issued	304,550	719,081	196,081	249,024	150,275
Units redeemed	(183,876)	(138,659)	(67,501)	(86,219)	(32,680)

Units, end of period	1,300,405	1,179,731	599,309	470,729	307,924

Unit value, end of period $	32.78	27.90	28.12	24.40	19.40
Assets, end of period $	42,625,072	32,918,634	16,850,942	11,486,502	5,975,008
Investment income ratio*	2.25%	2.28%	2.25%	2.39%	3.09%
Total return, lowest to highest**	10.80% to 17.47%	(0.76%)	15.23%	24.57% to 30.76%	(35.94%) to (23.36%)

	Sub-Account
	Equity-Income Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,424,314	1,319,377	1,429,347	1,711,504	1,905,393
Units issued	67,502	295,242	97,214	239,511	128,512
Units redeemed	(233,687)	(190,305)	(207,184)	(521,668)	(322,401)

Units, end of period	1,258,129	1,424,314	1,319,377	1,429,347	1,711,504

Unit value, end of period $	32.84	27.98	28.21	24.50	19.49
Assets, end of period $	41,314,186	39,852,123	37,216,943	35,024,330	33,359,115
Investment income ratio*	2.05%	1.86%	1.90%	2.08%	2.39%
Total return, lowest to highest**	17.36%	(0.81%)	15.12%	25.72%	(35.96%)

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Financial Services Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	172,791	144,010	117,719	116,139	37,620
Units issued	36,069	61,746	60,283	51,387	110,768
Units redeemed	(45,747)	(32,965)	(33,992)	(49,807)	(32,249)

Units, end of period	163,113	172,791	144,010	117,719	116,139

Unit value, end of period $	20.02	16.96	18.72	16.68	11.79
Assets, end of period $	3,265,552	2,930,958	2,695,924	1,963,769	1,368,921
Investment income ratio*	0.82%	1.86%	0.40%	0.84%	1.36%
Total return, lowest to highest**	8.06% to 18.03%	(9.39%)	12.22%	25.68% to 49.06%	(44.63%) to (28.65%)

	Sub-Account
	Financial Services Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	127,969	177,237	156,871	208,617	179,750
Units issued	4,925	13,836	99,560	32,516	88,029
Units redeemed	(23,878)	(63,104)	(79,194)	(84,262)	(59,162)

Units, end of period	109,016	127,969	177,237	156,871	208,617

Unit value, end of period $	16.65	14.10	15.59	13.89	9.82
Assets, end of period $	1,814,833	1,804,676	2,762,292	2,177,974	2,048,333
Investment income ratio*	0.77%	1.49%	0.36%	0.72%	1.04%
Total return, lowest to highest**	18.05%	(9.51%)	12.26%	41.41%	(44.65%)

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Franklin Templeton Founding Allocation Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	855,721	603,385	332,582	120,748	—
Units issued	436,882	340,142	352,869	278,194	140,744
Units redeemed	(87,559)	(87,806)	(82,066)	(66,360)	(19,996)

Units, end of period	1,205,044	855,721	603,385	332,582	120,748

Unit value, end of period $	11.34	9.75	9.89	8.93	6.79
Assets, end of period $	13,662,404	8,339,811	5,967,519	2,970,970	820,057
Investment income ratio*	3.98%	3.61%	5.24%	6.02%	10.70%
Total return, lowest to highest**	12.32% to 16.33%	(1.45%)	10.71%	25.33% to 32.61%	(32.68%) to (21.32%)

(n) Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	Franklin Templeton Founding Allocation Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	35,091	37,086	37,337	20,051	—
Units issued	446	4,242	7,491	24,025	20,207
Units redeemed	(1,173)	(6,237)	(7,742)	(6,739)	(156)

Units, end of period	34,364	35,091	37,086	37,337	20,051

Unit value, end of period $	11.32	9.74	9.88	8.92	6.79
Assets, end of period $	389,052	341,709	366,286	333,222	136,112
Investment income ratio*	3.13%	3.02%	4.00%	4.56%	9.47%
Total return, lowest to highest**	16.26%	(1.41%)	10.66%	31.48%	(32.12%)

(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Frontier Capital Appreciation Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	110,137	67,643	40,570	17,753	11,432
Units issued	35,099	95,939	38,989	30,188	17,617
Units redeemed	(31,166)	(53,445)	(11,916)	(7,371)	(11,296)

Units, end of period	114,070	110,137	67,643	40,570	17,753

Unit value, end of period $	54.36	46.29	49.89	39.29	26.44
Assets, end of period $	6,200,875	5,098,291	3,374,937	1,593,765	469,300
Investment income ratio*	0.33%	0.00%	0.20%	0.07%	0.00%
Total return, lowest to highest**	8.43% to 17.43%	(7.22%)	27.00%	29.61% to 50.68%	(42.03%) to (33.95%)

	Sub-Account
	Fundamental All Cap Core Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (m)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (aa)
Units, beginning of period	580,415	609,508	532,399	443,600	25,873
Units issued	73,078	105,381	142,888	152,153	455,450
Units redeemed	(88,476)	(134,474)	(65,779)	(63,354)	(37,723)

Units, end of period	565,017	580,415	609,508	532,399	443,600

Unit value, end of period $	14.52	11.74	11.98	10.02	7.81
Assets, end of period $	8,202,277	6,813,735	7,303,047	5,336,237	3,463,956
Investment income ratio*	0.82%	1.08%	1.31%	1.52%	1.51%
Total return, lowest to highest**	15.03% to 23.67%	(2.02%)	19.55%	26.61% to 31.86%	(43.12%) to (28.05%)

(m)	Renamed on June 27, 2011. Previously known as Optimized All Cap Trust.
(aa)	Renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Fundamental All Cap Core Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (m)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (aa)
Units, beginning of period	38,620	40,105	34,577	32,870	32,836
Units issued	884	49,830	13,754	12,093	9,367
Units redeemed	(7,067)	(51,315)	(8,226)	(10,386)	(9,333)

Units, end of period	32,437	38,620	40,105	34,577	32,870

Unit value, end of period $	24.46	19.80	20.22	16.91	13.19
Assets, end of period $	793,386	764,761	811,038	584,890	433,461
Investment income ratio*	0.76%	0.93%	1.26%	1.42%	0.88%
Total return, lowest to highest**	23.52%	(2.08%)	19.55%	28.27%	(43.18%)

(m) Renamed on June 27, 2011. Previously known as Optimized All Cap Trust. (aa) Renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.

	Sub-Account
	Fundamental Holdings Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (v)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (d)
Units, beginning of period	223,186	135,765	31,378	—
Units issued	70,916	102,459	110,364	36,372
Units redeemed	(17,876)	(15,038)	(5,977)	(4,994)

Units, end of period	276,226	223,186	135,765	31,378

Unit value, end of period $	14.66	13.02	13.15	11.92
Assets, end of period $	4,050,037	2,905,041	1,785,981	374,032
Investment income ratio*	1.96%	1.88%	2.76%	4.60%
Total return, lowest to highest**	7.22% to 12.65%	(1.05%)	10.36%	18.47% to 19.20%

(v)	Renamed on October 31, 2011. Previously known as American Fundamental Holdings Trust Series 1.
(d)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Fundamental Large Cap Value Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (u)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ab)
Units, beginning of period	33,523	25,427	20,267	11,689	7,128
Units issued	147,547	12,777	7,657	10,482	8,330
Units redeemed	(47,148)	(4,681)	(2,497)	(1,904)	(3,769)

Units, end of period	133,922	33,523	25,427	20,267	11,689

Unit value, end of period $	13.62	10.94	10.74	9.46	7.60
Assets, end of period $	1,823,857	366,755	272,999	191,702	88,785
Investment income ratio*	1.64%	1.22%	2.23%	2.37%	3.21%
Total return, lowest to highest**	16.71% to 24.48%	1.90%	13.51%	22.60% to 28.80%	(41.15%) to (27.37%)

(u) Renamed on June 27, 2011. Previously known as Optimized Value Trust. (ab) Renamed on April 28, 2008. Previously known as Quantitative Value Trust.

	Sub-Account
	Fundamental Large Cap Value Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (u)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ab)
Units, beginning of period	15,546	20,605	47,329	19,282	25,026
Units issued	46,115	534	2,297	31,578	2,174
Units redeemed	(13,884)	(5,593)	(29,021)	(3,531)	(7,918)

Units, end of period	47,777	15,546	20,605	47,329	19,282

Unit value, end of period $	19.36	15.56	15.29	13.47	10.82
Assets, end of period $	925,137	241,940	315,178	637,435	208,655
Investment income ratio*	1.95%	0.92%	1.63%	2.29%	2.19%
Total return, lowest to highest**	24.43%	1.75%	13.57%	24.47%	(41.20%)

(u)	Renamed on June 27, 2011. Previously known as Optimized Value Trust.
(ab)	Renamed on April 28, 2008. Previously known as Quantitative Value Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Fundamental Value Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	768,110	683,706	657,031	521,433	217,370
Units issued	110,555	229,019	116,064	263,000	335,263
Units redeemed	(107,057)	(144,615)	(89,389)	(127,402)	(31,200)

Units, end of period	771,608	768,110	683,706	657,031	521,433

Unit value, end of period $	13.06	11.52	11.96	10.57	8.02
Assets, end of period $	10,077,037	8,845,886	8,179,935	6,944,210	4,180,215
Investment income ratio*	1.02%	0.90%	1.24%	1.07%	1.33%
Total return, lowest to highest**	6.37% to 13.40%	(3.74%)	13.20%	24.46% to 38.50%	(39.27%) to (27.52%)

	Sub-Account
	Fundamental Value Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,792,601	1,980,954	2,292,817	2,614,431	839,619
Units issued	32,168	41,748	51,837	147,278	1,944,160
Units redeemed	(284,883)	(230,101)	(363,700)	(468,892)	(169,348)

Units, end of period	1,539,886	1,792,601	1,980,954	2,292,817	2,614,431

Unit value, end of period $	18.25	16.10	16.73	14.79	11.23
Assets, end of period $	28,109,770	28,861,080	33,146,677	33,921,686	29,351,918
Investment income ratio*	0.89%	0.80%	1.10%	0.93%	2.04%
Total return, lowest to highest**	13.38%	(3.78%)	13.10%	31.78%	(39.32%)

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Global Bond Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	685,131	526,082	375,186	246,235	101,209
Units issued	223,811	317,260	221,715	208,461	214,587
Units redeemed	(203,068)	(158,211)	(70,819)	(79,510)	(69,561)

Units, end of period	705,874	685,131	526,082	375,186	246,235

Unit value, end of period $	31.84	29.72	27.24	24.68	21.38
Assets, end of period $	22,476,220	20,360,771	14,332,298	9,258,209	5,264,809
Investment income ratio*	6.92%	7.13%	4.05%	12.11%	0.45%
Total return, lowest to highest**	4.53% to 7.15%	9.08%	10.40%	13.91% to 15.41%	(10.44%) to (1.77%)

	Sub-Account
	Global Bond Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	252,586	285,417	322,510	353,326	378,221
Units issued	28,789	40,000	50,441	47,286	169,048
Units redeemed	(41,637)	(72,831)	(87,534)	(78,102)	(193,943)

Units, end of period	239,738	252,586	285,417	322,510	353,326

Unit value, end of period $	31.74	29.65	27.18	24.64	21.36
Assets, end of period $	7,608,269	7,489,622	7,758,500	7,947,891	7,545,805
Investment income ratio*	6.89%	6.22%	3.42%	12.46%	0.66%
Total return, lowest to highest**	7.03%	9.08%	10.30%	15.39%	(4.48%)

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Global Diversification Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (w)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (d)
Units, beginning of period	548,367	344,764	52,936	—
Units issued	245,665	337,391	360,304	239,096
Units redeemed	(43,848)	(133,788)	(68,476)	(186,160)

Units, end of period	750,184	548,367	344,764	52,936

Unit value, end of period $	15.36	13.26	14.18	12.59
Assets, end of period $	11,520,829	7,269,816	4,887,651	666,617
Investment income ratio*	2.11%	2.15%	3.34%	0.90%
Total return, lowest to highest**	9.32% to 15.84%	(6.49%)	12.57%	23.51% to 25.94%

(w) Renamed on October 31, 2011. Previously known as American Global Diversification Trust Series 1. (d) Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	Global Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	301,859	262,855	232,154	169,750	126,882
Units issued	47,586	85,969	58,151	140,435	121,812
Units redeemed	(48,422)	(46,965)	(27,450)	(78,031)	(78,944)

Units, end of period	301,023	301,859	262,855	232,154	169,750

Unit value, end of period $	13.51	11.09	11.79	10.94	8.32
Assets, end of period $	4,067,091	3,347,937	3,099,757	2,539,033	1,412,211
Investment income ratio*	2.30%	2.18%	1.80%	1.86%	2.39%
Total return, lowest to highest**	18.78% to 21.82%	(5.96%)	7.82%	25.95% to 34.80%	(39.49%) to (23.39%)

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Global Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	349,537	371,750	428,601	509,405	580,663
Units issued	8,057	15,286	18,009	26,736	21,813
Units redeemed	(119,373)	(37,499)	(74,860)	(107,540)	(93,071)

Units, end of period	238,221	349,537	371,750	428,601	509,405

Unit value, end of period $	24.99	20.53	21.84	20.27	15.43
Assets, end of period $	5,955,195	7,176,763	8,119,788	8,687,246	7,859,543
Investment income ratio*	2.13%	2.03%	1.51%	1.64%	1.89%
Total return, lowest to highest**	21.74%	(6.00%)	7.76%	31.36%	(39.55%)

	Sub-Account
	Health Sciences Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	310,642	253,599	207,051	188,453	96,833
Units issued	163,175	141,140	113,103	124,348	135,216
Units redeemed	(121,035)	(84,097)	(66,555)	(105,750)	(43,596)

Units, end of period	352,782	310,642	253,599	207,051	188,453

Unit value, end of period $	26.99	20.45	18.48	15.96	12.11
Assets, end of period $	9,519,855	6,353,770	4,687,298	3,304,423	2,281,170
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	12.19% to 31.93%	10.66%	15.81%	29.89% to 34.30%	(29.86%) to (21.80%)

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Health Sciences Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	209,351	192,844	297,616	334,940	366,728
Units issued	86,611	140,060	41,742	287,026	429,784
Units redeemed	(76,033)	(123,553)	(146,514)	(324,350)	(461,572)

Units, end of period	219,929	209,351	192,844	297,616	334,940

Unit value, end of period $	34.67	26.28	23.76	20.54	15.58
Assets, end of period $	7,624,905	5,500,622	4,582,678	6,112,890	5,219,205
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	31.95%	10.57%	15.70%	31.81%	(29.90%)

	Sub-Account
	High Yield Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	752,194	594,950	377,891	174,952	73,752
Units issued	472,975	448,320	598,494	424,203	134,571
Units redeemed	(231,730)	(291,076)	(381,435)	(221,264)	(33,371)

Units, end of period	993,439	752,194	594,950	377,891	174,952

Unit value, end of period $	19.45	16.33	16.15	14.20	9.19
Assets, end of period $	19,317,690	12,285,110	9,607,893	5,365,173	1,607,698
Investment income ratio*	8.73%	9.04%	55.57%	15.77%	11.18%
Total return, lowest to highest**	9.73% to 19.07%	1.14%	13.75%	31.02% to 54.51%	(29.78%) to (24.36%)

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	High Yield Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	504,287	589,487	527,616	637,343	608,635
Units issued	77,926	73,417	260,290	79,853	135,737
Units redeemed	(89,713)	(158,617)	(198,419)	(189,580)	(107,029)

Units, end of period	492,500	504,287	589,487	527,616	637,343

Unit value, end of period $	29.46	24.76	24.54	21.57	13.96
Assets, end of period $	14,511,021	12,486,511	14,466,302	11,379,527	8,896,592
Investment income ratio*	8.05%	8.29%	46.27%	11.48%	10.10%
Total return, lowest to highest**	18.99%	0.89%	13.78%	54.51%	(29.52%)

	Sub-Account
	International Core Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	447,630	412,641	355,255	290,137	165,333
Units issued	116,065	106,361	115,012	121,727	156,585
Units redeemed	(150,321)	(71,372)	(57,626)	(56,609)	(31,781)

Units, end of period	413,374	447,630	412,641	355,255	290,137

Unit value, end of period $	13.77	11.96	13.22	12.05	10.16
Assets, end of period $	5,691,328	5,351,892	5,454,795	4,282,316	2,948,335
Investment income ratio*	3.14%	2.57%	2.16%	2.48%	6.58%
Total return, lowest to highest**	15.16% to 16.10%	(9.55%)	9.67%	18.62% to 22.55%	(38.58%) to (22.22%)

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Core Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	836,656	949,361	1,030,714	1,179,956	1,267,527
Units issued	28,680	27,244	34,465	44,296	57,825
Units redeemed	(126,046)	(139,949)	(115,818)	(193,538)	(145,396)

Units, end of period	739,290	836,656	949,361	1,030,714	1,179,956

Unit value, end of period $	18.71	16.27	17.99	16.42	13.84
Assets, end of period $	13,837,114	13,610,722	17,079,150	16,921,930	16,328,396
Investment income ratio*	2.85%	2.29%	1.89%	2.41%	5.21%
Total return, lowest to highest**	15.05%	(9.58%)	9.58%	18.64%	(38.62%)

	Sub-Account
	International Equity Index Trust A Series 0
	Year Ended Dec. 31/12 (z)	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (bb)
Units, beginning of period	470,884	420,863	—
Units issued	118,838	351,538	544,939
Units redeemed	(589,722)	(301,517)	(124,076)

Units, end of period	—	470,884	420,863

Unit value, end of period $	10.54	9.50	11.08
Assets, end of period $	—	4,474,343	4,661,679
Investment income ratio*	3.62%	3.35%	2.41%
Total return, lowest to highest**	8.74% to 10.94%	(14.21%)	10.76%

(z)	Terminated as an investment option and funds transferred to International Equity Index Trust B on November 5, 2012.
(bb)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Equity Index Trust A Series 1
	Year Ended Dec. 31/12 (z)	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	723,127	751,112	383,506	432,901	401,232
Units issued	30,413	41,006	598,641	73,467	173,638
Units redeemed	(753,540)	(68,991)	(231,035)	(122,862)	(141,969)

Units, end of period	—	723,127	751,112	383,506	432,901

Unit value, end of period $	20.15	18.18	21.19	19.11	13.87
Assets, end of period $	—	13,143,399	15,918,574	7,331,369	6,003,063
Investment income ratio*	3.22%	3.17%	2.53%	12.86%	2.15%
Total return, lowest to highest**	10.89%	(14.24%)	10.87%	37.85%	(44.54%)

(z) Terminated as an investment option and funds transferred to International Equity Index Trust B on November 5, 2012.

	Sub-Account
	International Equity Index Trust B Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	437,840	355,711	277,336	185,564	115,068
Units issued	278,031	134,781	127,757	150,828	115,371
Units redeemed	(80,242)	(52,652)	(49,382)	(59,056)	(44,875)

Units, end of period	635,629	437,840	355,711	277,336	185,564

Unit value, end of period $	41.55	35.28	41.02	36.81	26.52
Assets, end of period $	26,411,155	15,448,863	14,592,460	10,209,621	4,921,514
Investment income ratio*	1.60%	3.78%	2.87%	4.64%	3.18%
Total return, lowest to highest**	15.48% to 17.76%	(13.99%)	11.43%	27.56% to 43.56%	(44.38%) to (27.72%)

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

Sub-Account
International Equity Index Trust B Series 1
Year Ended Dec. 31/12 (x)
Units, beginning of period	—
Units issued	1,360,034
Units redeemed	(56,496)

Units, end of period	1,303,538

Unit value, end of period $	10.60
Assets, end of period $	13,819,585
Investment income ratio*	7.00%
Total return, lowest to highest**	6.02%

(x) Reflects the period from commencement of operations on November 5, 2012 through December 31, 2012.

Sub-Account
International Growth Stock Trust Series 0
Year Ended Dec. 31/12 (j)
Units, beginning of period	—
Units issued	598,735
Units redeemed	(17,142)

Units, end of period	581,593

Unit value, end of period $	10.41
Assets, end of period $	6,055,329
Investment income ratio*	4.25%
Total return, lowest to highest**	4.12%

(j)	Reflects the period from commencement of operations on November 5, 2012 through December 31, 2012.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

Sub-Account
International Growth Stock Trust Series 1
Year Ended Dec. 31/12 (j)
Units, beginning of period	—
Units issued	236,729
Units redeemed	(35,561)

Units, end of period	201,168

Unit value, end of period $	10.41
Assets, end of period $	2,093,656
Investment income ratio*	4.09%
Total return, lowest to highest**	4.08%

(j) Reflects the period from commencement of operations on November 5, 2012 through December 31, 2012.

	Sub-Account
	International Opportunities Trust Series 0
	Year Ended Dec. 31/12 (be)	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	423,528	369,669	299,029	205,601	123,540
Units issued	135,928	157,891	155,378	181,390	137,348
Units redeemed	(559,456)	(104,032)	(84,738)	(87,962)	(55,287)

Units, end of period	—	423,528	369,669	299,029	205,601

Unit value, end of period $	13.05	12.05	14.33	12.59	9.16
Assets, end of period $	—	5,101,910	5,295,682	3,766,046	1,883,257
Investment income ratio*	2.43%	0.83%	1.67%	1.28%	1.61%
Total return, lowest to highest**	2.65% to 8.32%	(15.91%)	13.75%	21.08% to 41.09%	(50.51%) to (34.21%)

(be)	Terminated as an investment option and funds transferred to International Growth Stock Trust on November 5, 2012.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Opportunities Trust Series 1
	Year Ended Dec. 31/12 (be)	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	145,067	219,210	259,264	185,087	289,267
Units issued	30,867	16,068	177,794	192,237	371,715
Units redeemed	(175,934)	(90,211)	(217,848)	(118,060)	(475,895)

Units, end of period	—	145,067	219,210	259,264	185,087

Unit value, end of period $	16.24	15.00	17.84	15.71	11.42
Assets, end of period $	—	2,176,118	3,910,999	4,072,466	2,113,584
Investment income ratio*	2.49%	0.68%	1.34%	1.16%	1.15%
Total return, lowest to highest**	8.28%	(15.92%)	13.58%	37.55%	(50.56%)

(be) Terminated as an investment option and funds transferred to International Growth Stock Trust on November 5, 2012.

	Sub-Account
	International Small Company Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ag)
Units, beginning of period	555,687	443,784	450,469	—
Units issued	171,205	254,383	169,761	464,129
Units redeemed	(128,032)	(142,480)	(176,446)	(13,660)

Units, end of period	598,860	555,687	443,784	450,469

Unit value, end of period $	12.06	10.12	12.07	9.84
Assets, end of period $	7,223,072	5,621,015	5,355,455	4,433,086
Investment income ratio*	1.42%	1.78%	2.89%	0.79%
Total return, lowest to highest**	12.82% to 19.23%	(16.18%)	22.62%	(1.59%)

(ag)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Small Company Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ag)
Units, beginning of period	581,782	659,909	942,338	—
Units issued	78,047	35,698	41,452	962,899
Units redeemed	(131,098)	(113,825)	(323,881)	(20,561)

Units, end of period	528,731	581,782	659,909	942,338

Unit value, end of period $	12.04	10.10	12.06	9.83
Assets, end of period $	6,367,247	5,878,255	7,959,249	9,263,025
Investment income ratio*	1.43%	1.60%	2.55%	0.79%
Total return, lowest to highest**	19.20%	(16.23%)	22.70%	(1.70%)

(ag) Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

	Sub-Account
	International Value Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	960,965	854,373	519,945	442,372	259,863
Units issued	210,398	222,195	413,923	197,188	281,212
Units redeemed	(129,294)	(115,603)	(79,495)	(119,615)	(98,703)

Units, end of period	1,042,069	960,965	854,373	519,945	442,372

Unit value, end of period $	13.98	11.71	13.43	12.43	9.15
Assets, end of period $	14,565,955	11,253,977	11,473,265	6,464,991	4,046,318
Investment income ratio*	2.90%	2.69%	2.45%	2.52%	4.45%
Total return, lowest to highest**	19.36% to 19.59%	(12.80%)	8.00%	26.96% to 39.98%	(42.64%) to (26.82%)

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Value Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	798,598	916,182	1,045,893	1,356,901	1,564,989
Units issued	22,765	35,244	67,207	48,846	40,606
Units redeemed	(139,179)	(152,828)	(196,918)	(359,854)	(248,694)

Units, end of period	682,184	798,598	916,182	1,045,893	1,356,901

Unit value, end of period $	21.70	18.18	20.86	19.32	14.23
Assets, end of period $	14,799,133	14,512,583	19,105,464	20,198,265	19,301,098
Investment income ratio*	2.68%	2.36%	1.95%	2.07%	3.45%
Total return, lowest to highest**	19.38%	(12.85%)	7.98%	35.77%	(42.66%)

	Sub-Account
	Investment Quality Bond Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	438,083	384,286	315,676	184,975	80,225
Units issued	195,414	124,820	186,751	218,176	160,301
Units redeemed	(176,689)	(71,023)	(118,141)	(87,475)	(55,551)

Units, end of period	456,808	438,083	384,286	315,676	184,975

Unit value, end of period $	15.43	14.33	13.26	12.33	10.97
Assets, end of period $	7,048,747	6,278,621	5,097,118	3,893,677	2,029,254
Investment income ratio*	2.26%	4.60%	5.66%	5.48%	8.35%
Total return, lowest to highest**	4.09% to 7.66%	8.06%	7.54%	9.70% to 12.43%	(3.10%) to 0.35%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Investment Quality Bond Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	507,257	573,441	667,800	730,818	835,318
Units issued	66,811	21,292	81,173	36,042	29,684
Units redeemed	(124,906)	(87,476)	(175,532)	(99,060)	(134,184)

Units, end of period	449,162	507,257	573,441	667,800	730,818

Unit value, end of period $	32.74	30.43	28.16	26.20	23.30
Assets, end of period $	14,702,335	15,433,505	16,144,443	17,497,145	17,028,718
Investment income ratio*	1.93%	4.04%	5.00%	4.92%	6.47%
Total return, lowest to highest**	7.59%	8.07%	7.45%	12.45%	(1.67%)

	Sub-Account
	Large Cap Growth Trust
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (av)	Year Ended Dec. 31/08
Units, beginning of period	150,868	90,544	60,107	35,483	24,122
Units issued	89,381	101,116	49,616	45,583	36,821
Units redeemed	(35,886)	(40,792)	(19,179)	(20,959)	(25,460)

Units, end of period	204,363	150,868	90,544	60,107	35,483

Unit value, end of period $	33.46	28.04	28.27	22.97	16.72
Assets, end of period $	6,838,084	4,230,941	2,559,723	1,380,753	593,204
Investment income ratio*	0.05%	0.00%	0.36%	0.65%	0.02%
Total return, lowest to highest**	7.49% to 19.31%	(0.80%)	23.06%	24.69% to 41.05%	(48.97%) to (29.61%)

(av) Renamed on November 16, 2009. Previously known as Turner Core Growth Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Large Cap Trust Series 0
	Year Ended Dec. 31/12 (h)	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	289,187	221,633	148,296	119,357	74,283
Units issued	175,297	272,249	94,687	139,797	61,227
Units redeemed	(464,484)	(204,695)	(21,350)	(110,858)	(16,153)

Units, end of period	—	289,187	221,633	148,296	119,357

Unit value, end of period $	13.04	11.45	11.69	10.27	7.84
Assets, end of period $	—	3,311,937	2,590,389	1,522,435	935,239
Investment income ratio*	1.85%	1.47%	1.32%	1.99%	1.95%
Total return, lowest to highest**	13.84%	(2.02%)	13.84%	26.52% to 35.15%	(39.55%) to (28.84%)

(h) Terminated as an investment option and funds transferred to U.S. Equity Trust on April 30, 2012.

	Sub-Account
	Large Cap Trust Series 1
	Year Ended Dec. 31/12 (h)	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	890,680	1,007,180	1,099,700	1,257,230	1,351,236
Units issued	3,606	50,502	49,033	78,269	29,850
Units redeemed	(894,286)	(167,002)	(141,553)	(235,799)	(123,856)

Units, end of period	—	890,680	1,007,180	1,099,700	1,257,230

Unit value, end of period $	16.25	14.27	14.58	12.81	9.79
Assets, end of period $	—	12,713,704	14,679,411	14,091,141	12,311,939
Investment income ratio*	1.58%	1.33%	1.07%	1.95%	1.42%
Total return, lowest to highest**	13.83%	(2.06%)	13.75%	30.85%	(39.52%)

(h)	Terminated as an investment option and funds transferred to U.S. Equity Trust on April 30, 2012.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Aggressive Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	7,781,980	5,488,258	4,770,594	3,513,566	1,878,078
Units issued	1,833,985	2,874,073	1,404,755	1,940,204	2,218,963
Units redeemed	(783,464)	(580,351)	(687,091)	(683,176)	(583,475)

Units, end of period	8,832,501	7,781,980	5,488,258	4,770,594	3,513,566

Unit value, end of period $	14.51	12.43	13.29	11.41	8.41
Assets, end of period $	128,138,277	96,769,034	72,955,593	54,435,579	29,546,692
Investment income ratio*	1.58%	2.13%	2.16%	1.30%	2.63%
Total return, lowest to highest**	9.51% to 16.67%	(6.46%)	16.50%	26.59% to 40.08%	(42.00%) to (28.35%)

	Sub-Account
	Lifestyle Aggressive Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	744,962	817,388	938,838	1,095,292	1,045,746
Units issued	27,462	53,093	36,362	137,449	165,571
Units redeemed	(157,898)	(125,519)	(157,812)	(293,903)	(116,025)

Units, end of period	614,526	744,962	817,388	938,838	1,095,292

Unit value, end of period $	24.25	20.79	22.24	19.10	14.08
Assets, end of period $	14,900,506	15,489,973	18,178,383	17,930,628	15,423,262
Investment income ratio*	1.34%	1.67%	1.90%	0.97%	1.89%
Total return, lowest to highest**	16.61%	(6.51%)	16.45%	35.62%	(41.99%)

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Balanced Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	15,494,848	13,169,663	10,444,013	7,388,432	3,616,870
Units issued	3,979,331	3,565,463	4,042,323	4,136,998	4,240,191
Units redeemed	(1,083,764)	(1,240,278)	(1,316,673)	(1,081,417)	(468,629)

Units, end of period	18,390,415	15,494,848	13,169,663	10,444,013	7,388,432

Unit value, end of period $	14.93	13.34	13.25	11.85	9.06
Assets, end of period $	274,505,393	206,692,073	174,502,129	123,807,369	66,910,374
Investment income ratio*	2.56%	3.73%	3.20%	5.22%	4.71%
Total return, lowest to highest**	6.76% to 11.90%	0.67%	11.78%	21.41% to 31.35%	(31.33%) to (21.25%)

	Sub-Account
	Lifestyle Balanced Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	2,367,878	2,569,644	2,706,170	2,926,535	2,881,154
Units issued	104,726	124,353	287,179	311,933	262,253
Units redeemed	(448,480)	(326,119)	(423,705)	(532,298)	(216,872)

Units, end of period	2,024,124	2,367,878	2,569,644	2,706,170	2,926,535

Unit value, end of period $	30.05	26.86	26.70	23.89	18.27
Assets, end of period $	60,830,441	63,612,529	68,605,402	64,656,349	53,476,454
Investment income ratio*	2.18%	3.26%	2.77%	4.39%	3.34%
Total return, lowest to highest**	11.87%	0.62%	11.74%	30.75%	(31.30%)

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Conservative Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,582,440	1,410,659	1,106,731	590,238	200,767
Units issued	592,251	518,944	667,719	691,005	441,003
Units redeemed	(309,550)	(347,163)	(363,791)	(174,512)	(51,532)

Units, end of period	1,865,141	1,582,440	1,410,659	1,106,731	590,238

Unit value, end of period $	15.02	13.84	13.27	12.15	9.99
Assets, end of period $	28,021,387	21,900,746	18,723,583	13,445,432	5,895,568
Investment income ratio*	3.26%	4.66%	3.07%	7.08%	6.69%
Total return, lowest to highest**	4.72% to 8.55%	4.27%	9.25%	15.08% to 21.63%	(16.40%) to (10.74%)

	Sub-Account
	Lifestyle Conservative Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	213,717	255,747	242,898	353,487	305,309
Units issued	121,076	55,467	102,956	90,967	111,077
Units redeemed	(111,296)	(97,497)	(90,107)	(201,556)	(62,899)

Units, end of period	223,497	213,717	255,747	242,898	353,487

Unit value, end of period $	32.15	29.63	28.42	26.05	21.40
Assets, end of period $	7,185,696	6,332,060	7,269,913	6,327,445	7,565,598
Investment income ratio*	3.03%	4.47%	2.80%	4.64%	4.71%
Total return, lowest to highest**	8.52%	4.23%	9.12%	21.71%	(15.57%)

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Growth Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	23,850,938	21,196,960	18,176,732	14,810,060	8,400,013
Units issued	4,247,388	4,530,186	4,731,019	4,774,354	6,929,059
Units redeemed	(1,697,775)	(1,876,208)	(1,710,791)	(1,407,682)	(519,012)

Units, end of period	26,400,551	23,850,938	21,196,960	18,176,732	14,810,060

Unit value, end of period $	14.76	12.96	13.16	11.64	8.73
Assets, end of period $	389,618,791	309,010,166	278,953,124	211,587,068	129,311,195
Investment income ratio*	2.03%	2.98%	2.72%	3.81%	3.44%
Total return, lowest to highest**	7.98% to 13.91%	(1.55%)	13.04%	23.39% to 35.36%	(36.54%) to (24.41%)

	Sub-Account
	Lifestyle Growth Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	3,507,026	3,839,288	4,101,646	4,339,925	4,344,121
Units issued	82,157	346,932	368,891	301,296	383,567
Units redeemed	(364,193)	(679,194)	(631,249)	(539,575)	(387,763)

Units, end of period	3,224,990	3,507,026	3,839,288	4,101,646	4,339,925

Unit value, end of period $	27.57	24.21	24.60	21.77	16.33
Assets, end of period $	88,889,365	84,890,569	94,446,831	89,280,928	70,870,986
Investment income ratio*	1.82%	2.70%	2.37%	3.36%	2.59%
Total return, lowest to highest**	13.87%	(1.60%)	13.02%	33.30%	(36.60%)

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Moderate Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	3,199,177	2,706,077	2,057,082	1,272,272	452,621
Units issued	939,636	860,582	1,042,419	996,802	1,002,161
Units redeemed	(398,182)	(367,482)	(393,424)	(211,992)	(182,510)

Units, end of period	3,740,631	3,199,177	2,706,077	2,057,082	1,272,272

Unit value, end of period $	14.92	13.48	13.17	11.90	9.35
Assets, end of period $	55,826,164	43,126,054	35,632,464	24,470,508	11,899,730
Investment income ratio*	2.75%	4.06%	2.99%	5.89%	6.57%
Total return, lowest to highest**	5.97% to 10.70%	2.38%	10.69%	19.31% to 27.32%	(24.16%) to (16.44%)

	Sub-Account
	Lifestyle Moderate Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	504,920	558,148	596,342	503,996	557,212
Units issued	108,479	69,611	63,551	199,046	63,831
Units redeemed	(74,225)	(122,839)	(101,745)	(106,700)	(117,047)

Units, end of period	539,174	504,920	558,148	596,342	503,996

Unit value, end of period $	31.04	28.05	27.41	24.80	19.48
Assets, end of period $	16,737,908	14,163,927	15,300,796	14,787,406	9,820,583
Investment income ratio*	2.53%	3.39%	2.69%	5.03%	3.94%
Total return, lowest to highest**	10.67%	2.33%	10.55%	27.25%	(24.23%)

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Mid Cap Index Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	674,032	619,096	469,613	336,018	208,382
Units issued	209,125	193,042	272,620	187,893	173,965
Units redeemed	(99,214)	(138,106)	(123,137)	(54,298)	(46,329)

Units, end of period	783,943	674,032	619,096	469,613	336,018

Unit value, end of period $	18.95	16.13	16.48	13.07	9.56
Assets, end of period $	14,858,858	10,868,853	10,201,755	6,138,614	3,212,295
Investment income ratio*	1.61%	0.76%	1.23%	1.25%	1.17%
Total return, lowest to highest**	8.00% to 17.54%	(2.14%)	26.06%	29.11% to 42.62%	(36.99%) to (29.45%)

	Sub-Account
	Mid Cap Index Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	462,594	534,713	524,106	596,880	554,751
Units issued	24,948	87,910	205,040	54,640	237,287
Units redeemed	(75,499)	(160,029)	(194,433)	(127,414)	(195,158)

Units, end of period	412,043	462,594	534,713	524,106	596,880

Unit value, end of period $	28.93	24.63	25.19	20.00	14.62
Assets, end of period $	11,920,852	11,391,851	13,471,198	10,480,930	8,727,626
Investment income ratio*	1.42%	0.65%	1.10%	1.04%	0.96%
Total return, lowest to highest**	17.48%	(2.25%)	25.98%	36.76%	(36.41%)

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Mid Cap Stock Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	243,858	204,617	176,129	155,683	75,526
Units issued	71,144	84,936	59,109	97,837	98,969
Units redeemed	(55,225)	(45,695)	(30,621)	(77,391)	(18,812)

Units, end of period	259,777	243,858	204,617	176,129	155,683

Unit value, end of period $	49.83	40.73	44.84	36.43	27.71
Assets, end of period $	12,945,356	9,932,788	9,174,985	6,417,141	4,314,429
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	8.31% to 22.34%	(9.16%)	23.07%	29.99% to 34.85%	(43.75%) to (29.90%)

	Sub-Account
	Mid Cap Stock Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	830,931	964,493	1,080,719	1,414,125	1,205,358
Units issued	31,554	24,244	66,300	42,716	541,458
Units redeemed	(137,117)	(157,806)	(182,526)	(376,122)	(332,691)

Units, end of period	725,368	830,931	964,493	1,080,719	1,414,125

Unit value, end of period $	22.92	18.75	20.65	16.78	12.77
Assets, end of period $	16,622,221	15,580,422	19,917,386	18,132,142	18,063,397
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	22.21%	(9.20%)	23.08%	31.35%	(43.76%)

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Mid Value Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	424,402	385,329	330,037	103,100	37,058
Units issued	141,815	82,828	101,003	294,324	77,359
Units redeemed	(120,375)	(43,755)	(45,711)	(67,387)	(11,317)

Units, end of period	445,842	424,402	385,329	330,037	103,100

Unit value, end of period $	27.42	22.94	24.10	20.74	14.18
Assets, end of period $	12,226,168	9,735,460	9,285,003	6,846,115	1,462,138
Investment income ratio*	0.91%	0.81%	2.33%	0.76%	1.44%
Total return, lowest to highest**	12.75% to 19.54%	(4.80%)	16.16%	32.28% to 49.15%	(34.67%) to (26.96%)

	Sub-Account
	Mid Value Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (a)
Units, beginning of period	711,966	733,286	842,390	—
Units issued	59,657	74,008	94,346	997,494
Units redeemed	(121,183)	(95,328)	(203,450)	(155,104)

Units, end of period	650,440	711,966	733,286	842,390

Unit value, end of period $	17.88	14.96	15.73	13.54
Assets, end of period $	11,629,276	10,649,213	11,536,235	11,409,177
Investment income ratio*	0.84%	0.72%	2.04%	0.44%
Total return, lowest to highest**	19.53%	(4.93%)	16.15%	35.44%

(a)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Money Market Trust B Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	6,762,554	4,901,659	5,810,901	4,387,763	2,246,082
Units issued	10,368,439	11,710,045	7,331,480	8,613,327	8,254,087
Units redeemed	(10,908,051)	(9,849,150)	(8,240,722)	(7,190,189)	(6,112,406)

Units, end of period	6,222,942	6,762,554	4,901,659	5,810,901	4,387,763

Unit value, end of period $	17.37	17.36	17.35	17.34	17.26
Assets, end of period $	108,102,058	117,420,170	85,041,010	100,766,835	75,728,956
Investment income ratio*	0.04%	0.00%	0.05%	0.45%	1.95%
Total return, lowest to highest**	0.03%	0.08%	0.03%	0.20% to 0.47%	0.40% to 2.12%

	Sub-Account
	Money Market Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	2,304,995	2,550,108	3,295,893	3,775,913	3,377,195
Units issued	516,446	1,158,251	1,283,183	1,217,363	2,755,350
Units redeemed	(985,458)	(1,403,364)	(2,028,968)	(1,697,383)	(2,356,632)

Units, end of period	1,835,983	2,304,995	2,550,108	3,295,893	3,775,913

Unit value, end of period $	24.66	24.66	24.64	24.64	24.59
Assets, end of period $	45,255,272	56,817,674	62,816,401	81,193,542	92,838,321
Investment income ratio*	0.00%	0.00%	0.00%	0.21%	1.76%
Total return, lowest to highest**	0.01%	0.07%	0.00%	0.20%	1.76%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Natural Resources Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,148,145	914,247	693,218	450,456	194,978
Units issued	319,280	565,193	404,145	423,684	368,460
Units redeemed	(221,729)	(331,295)	(183,116)	(180,922)	(112,982)

Units, end of period	1,245,696	1,148,145	914,247	693,218	450,456

Unit value, end of period $	16.97	16.87	21.16	18.36	11.53
Assets, end of period $	21,135,245	19,367,591	19,343,408	12,726,294	5,193,695
Investment income ratio*	0.88%	0.57%	0.80%	1.20%	0.88%
Total return, lowest to highest**	0.58% to 7.03%	(20.27%)	15.25%	28.14% to 59.35%	(57.17%) to (41.22%)

	Sub-Account
	Natural Resources Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	205,283	229,822	252,034	278,358	356,574
Units issued	37,937	53,932	62,695	115,272	111,950
Units redeemed	(52,852)	(78,471)	(84,907)	(141,596)	(190,166)

Units, end of period	190,368	205,283	229,822	252,034	278,358

Unit value, end of period $	40.18	39.97	50.15	43.52	27.34
Assets, end of period $	7,648,895	8,205,426	11,524,890	10,969,899	7,610,932
Investment income ratio*	0.77%	0.46%	0.64%	1.02%	0.56%
Total return, lowest to highest**	0.52%	(20.29%)	15.21%	59.19%	(51.61%)

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Real Estate Securities Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	173,245	158,810	109,220	74,792	46,414
Units issued	115,216	103,045	74,770	52,358	47,041
Units redeemed	(95,442)	(88,610)	(25,180)	(17,930)	(18,663)

Units, end of period	193,019	173,245	158,810	109,220	74,792

Unit value, end of period $	105.48	89.90	82.05	63.50	48.75
Assets, end of period $	20,360,448	15,575,141	13,029,715	6,935,886	3,646,139
Investment income ratio*	1.92%	1.58%	2.19%	3.94%	3.74%
Total return, lowest to highest**	4.78% to 17.33%	9.58%	29.20%	30.26% to 54.31%	(44.69%) to (36.94%)

	Sub-Account
	Real Estate Securities Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	247,762	268,262	306,059	352,386	397,641
Units issued	4,856	13,420	17,567	15,848	11,831
Units redeemed	(35,952)	(33,920)	(55,364)	(62,175)	(57,086)

Units, end of period	216,666	247,762	268,262	306,059	352,386

Unit value, end of period $	126.22	107.64	98.33	76.11	58.47
Assets, end of period $	27,346,103	26,668,398	26,378,553	23,294,468	20,603,590
Investment income ratio*	1.69%	1.46%	1.85%	3.44%	3.27%
Total return, lowest to highest**	17.26%	9.46%	29.20%	30.17%	(39.42%)

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Real Return Bond Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	656,821	481,665	344,224	253,630	54,762
Units issued	644,054	752,607	327,163	243,275	292,990
Units redeemed	(361,395)	(577,451)	(189,722)	(152,681)	(94,122)

Units, end of period	939,480	656,821	481,665	344,224	253,630

Unit value, end of period $	15.69	14.41	12.85	11.81	9.88
Assets, end of period $	14,742,932	9,468,581	6,191,370	4,066,454	2,506,551
Investment income ratio*	1.91%	4.31%	13.19%	8.94%	0.39%
Total return, lowest to highest**	4.13% to 8.86%	12.14%	8.82%	10.55% to 19.54%	(14.76%) to (11.30%)

	Sub-Account
	Real Return Bond Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	235,438	238,989	234,387	247,930	271,912
Units issued	36,101	88,980	60,930	57,314	135,316
Units redeemed	(62,196)	(92,531)	(56,328)	(70,857)	(159,298)

Units, end of period	209,343	235,438	238,989	234,387	247,930

Unit value, end of period $	22.80	20.95	18.70	17.18	14.38
Assets, end of period $	4,772,768	4,931,108	4,468,220	4,026,751	3,565,244
Investment income ratio*	1.73%	3.93%	11.75%	8.93%	0.60%
Total return, lowest to highest**	8.86%	12.02%	8.83%	19.47%	(11.28%)

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Science & Technology Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	326,275	295,284	225,851	140,196	104,902
Units issued	280,284	183,129	162,298	243,495	87,308
Units redeemed	(250,423)	(152,138)	(92,865)	(157,840)	(52,014)

Units, end of period	356,136	326,275	295,284	225,851	140,196

Unit value, end of period $	16.57	14.99	16.24	13.02	7.91
Assets, end of period $	5,899,586	4,889,707	4,795,416	2,941,591	1,109,529
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	1.76% to 10.54%	(7.72%)	24.69%	35.42% to 64.57%	(44.42%) to (29.01%)

	Sub-Account
	Science & Technology Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	697,563	876,304	977,502	937,299	1,251,546
Units issued	88,371	59,104	263,233	384,297	204,574
Units redeemed	(162,404)	(237,845)	(364,431)	(344,094)	(518,821)

Units, end of period	623,530	697,563	876,304	977,502	937,299

Unit value, end of period $	20.92	18.94	20.53	16.48	10.02
Assets, end of period $	13,043,463	13,211,665	17,990,824	16,104,706	9,388,296
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	10.45%	(7.75%)	24.61%	64.48%	(44.44%)

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Short Term Government Income Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (bb)
Units, beginning of period	868,280	687,145	—
Units issued	880,347	377,786	956,340
Units redeemed	(260,776)	(196,651)	(269,195)

Units, end of period	1,487,851	868,280	687,145

Unit value, end of period $	10.60	10.48	10.19
Assets, end of period $	15,774,711	9,098,268	7,002,646
Investment income ratio*	1.71%	2.76%	1.64%
Total return, lowest to highest**	0.55% to 1.18%	2.83%	1.91%

(bb) Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

	Sub-Account
	Short Term Government Income Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (bb)
Units, beginning of period	907,577	993,879	—
Units issued	198,933	143,758	1,118,158
Units redeemed	(241,712)	(230,060)	(124,279)

Units, end of period	864,798	907,577	993,879

Unit value, end of period $	10.59	10.47	10.19
Assets, end of period $	9,162,037	9,500,432	10,123,515
Investment income ratio*	1.59%	2.33%	1.47%
Total return, lowest to highest**	1.21%	2.77%	1.86%

(bb)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Growth Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	434,392	405,061	339,777	240,289	42,291
Units issued	74,434	141,146	113,561	189,053	220,279
Units redeemed	(89,046)	(111,815)	(48,277)	(89,565)	(22,281)

Units, end of period	419,780	434,392	405,061	339,777	240,289

Unit value, end of period $	21.12	18.13	19.45	15.92	11.84
Assets, end of period $	8,866,957	7,874,663	7,878,235	5,410,553	2,845,595
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	4.70% to 16.53%	(6.80%)	22.14%	33.17% to 40.36%	(39.54%) to (28.06%)

	Sub-Account
	Small Cap Growth Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ae)
Units, beginning of period	124,704	102,863	95,838	83,112	—
Units issued	20,075	100,992	125,759	36,274	84,149
Units redeemed	(43,038)	(79,151)	(118,734)	(23,548)	(1,037)

Units, end of period	101,741	124,704	102,863	95,838	83,112

Unit value, end of period $	17.83	15.31	16.43	13.46	10.00
Assets, end of period $	1,814,254	1,909,333	1,690,116	1,289,932	831,231
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	16.47%	(6.81%)	22.08%	34.57%	0.01%

(ae)	Reflects the period from commencement of operations on November 10, 2008 through December 31, 2008.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Index Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	516,112	449,835	345,489	222,001	157,811
Units issued	171,704	121,757	168,675	166,756	120,420
Units redeemed	(89,168)	(55,480)	(64,329)	(43,268)	(56,230)

Units, end of period	598,648	516,112	449,835	345,489	222,001

Unit value, end of period $	17.87	15.40	16.10	12.74	10.05
Assets, end of period $	10,697,360	7,946,418	7,243,059	4,400,225	2,231,463
Investment income ratio*	2.18%	1.26%	0.61%	1.15%	1.51%
Total return, lowest to highest**	10.12% to 16.06%	(4.37%)	26.43%	26.70% to 35.11%	(33.70%) to (27.53%)

	Sub-Account
	Small Cap Index Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	360,109	396,692	423,525	450,091	480,963
Units issued	27,937	18,992	82,577	46,142	56,257
Units redeemed	(56,023)	(55,575)	(109,410)	(72,708)	(87,129)

Units, end of period	332,023	360,109	396,692	423,525	450,091

Unit value, end of period $	22.43	19.32	20.24	16.01	12.65
Assets, end of period $	7,448,560	6,958,383	8,026,598	6,781,759	5,690,789
Investment income ratio*	2.03%	1.13%	0.50%	0.84%	1.33%
Total return, lowest to highest**	16.09%	(4.50%)	26.36%	26.64%	(33.71%)

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Opportunities Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	251,611	253,801	140,869	85,254	37,769
Units issued	177,602	113,830	177,192	88,429	61,708
Units redeemed	(99,943)	(116,020)	(64,260)	(32,814)	(14,223)

Units, end of period	329,270	251,611	253,801	140,869	85,254

Unit value, end of period $	13.52	11.57	11.94	9.21	6.87
Assets, end of period $	4,453,039	2,911,386	3,031,332	1,297,069	585,730
Investment income ratio*	0.00%	0.10%	0.00%	0.00%	3.08%
Total return, lowest to highest**	10.99% to 16.88%	(3.13%)	29.71%	27.43% to 41.34%	(42.13%) to (30.64%)

	Sub-Account
	Small Cap Opportunities Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	263,146	320,440	288,749	316,192	340,366
Units issued	24,057	93,404	175,256	116,753	34,173
Units redeemed	(56,763)	(150,698)	(143,565)	(144,196)	(58,347)

Units, end of period	230,440	263,146	320,440	288,749	316,192

Unit value, end of period $	27.50	23.54	24.31	18.74	14.00
Assets, end of period $	6,336,997	6,193,327	7,788,189	5,412,188	4,427,273
Investment income ratio*	0.00%	0.09%	0.00%	0.00%	2.40%
Total return, lowest to highest**	16.84%	(3.16%)	29.67%	33.87%	(42.13%)

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Value Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	282,830	233,396	174,707	112,498	60,139
Units issued	78,222	113,440	93,313	102,922	71,380
Units redeemed	(71,429)	(64,006)	(34,624)	(40,713)	(19,021)

Units, end of period	289,623	282,830	233,396	174,707	112,498

Unit value, end of period $	48.39	41.79	41.32	32.75	25.43
Assets, end of period $	14,014,213	11,820,534	9,643,799	5,722,457	2,861,205
Investment income ratio*	0.95%	0.89%	0.46%	0.81%	1.55%
Total return, lowest to highest**	10.07% to 15.78%	1.15%	26.15%	28.08% to 36.59%	(27.51%) to (21.37%)

	Sub-Account
	Small Cap Value Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	200,744	178,176	223,113	372,081	58,614
Units issued	71,651	130,294	341,592	265,246	557,416
Units redeemed	(139,292)	(107,726)	(386,529)	(414,214)	(243,949)

Units, end of period	133,103	200,744	178,176	223,113	372,081

Unit value, end of period $	17.21	14.88	14.72	11.68	9.08
Assets, end of period $	2,290,835	2,986,486	2,623,375	2,605,053	3,377,013
Investment income ratio*	0.78%	0.87%	0.27%	0.68%	1.17%
Total return, lowest to highest**	15.70%	1.04%	26.10%	28.65%	(26.07%)

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Company Value Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	570,060	500,674	478,695	428,632	266,337
Units issued	123,994	123,134	117,625	177,293	241,808
Units redeemed	(67,254)	(53,748)	(95,646)	(127,230)	(79,513)

Units, end of period	626,800	570,060	500,674	478,695	428,632

Unit value, end of period $	17.30	14.86	15.00	12.36	9.67
Assets, end of period $	10,844,660	8,472,818	7,512,171	5,916,635	4,144,846
Investment income ratio*	0.26%	0.65%	1.46%	0.44%	0.86%
Total return, lowest to highest**	11.42% to 16.41%	(0.94%)	21.39%	27.82% to 35.35%	(29.59%) to (27.05%)

	Sub-Account
	Small Company Value Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	600,653	678,081	868,016	983,939	1,112,314
Units issued	19,811	28,975	63,583	163,114	261,080
Units redeemed	(108,627)	(106,403)	(253,518)	(279,037)	(389,455)

Units, end of period	511,837	600,653	678,081	868,016	983,939

Unit value, end of period $	26.02	22.37	22.58	18.61	14.57
Assets, end of period $	13,314,249	13,435,366	15,309,780	16,149,546	14,337,181
Investment income ratio*	0.25%	0.55%	1.30%	0.37%	0.71%
Total return, lowest to highest**	16.30%	(0.93%)	21.36%	27.69%	(27.05%)

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Smaller Company Growth Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ag)
Units, beginning of period	203,836	194,920	187,347	—
Units issued	47,239	63,161	39,430	189,370
Units redeemed	(56,190)	(54,245)	(31,857)	(2,023)

Units, end of period	194,885	203,836	194,920	187,347

Unit value, end of period $	14.23	12.24	13.16	10.52
Assets, end of period $	2,772,817	2,494,407	2,566,100	1,971,295
Investment income ratio*	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	7.90% to 16.27%	(7.04%)	25.12%	5.22%

(ag) Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

	Sub-Account
	Smaller Company Growth Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ag)
Units, beginning of period	2,113,506	2,394,995	2,733,015	—
Units issued	20,222	65,108	64,521	2,799,660
Units redeemed	(266,489)	(346,597)	(402,541)	(66,645)

Units, end of period	1,867,239	2,113,506	2,394,995	2,733,015

Unit value, end of period $	14.21	12.22	13.16	10.52
Assets, end of period $	26,524,212	25,832,249	31,512,030	28,757,207
Investment income ratio*	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	16.22%	(7.10%)	25.04%	5.22%

(ag)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Strategic Income Opportunities Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (bc)	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	775,118	620,672	280,305	186,605	109,219
Units issued	343,977	282,379	415,583	146,818	103,622
Units redeemed	(158,228)	(127,933)	(75,216)	(53,118)	(26,236)

Units, end of period	960,867	775,118	620,672	280,305	186,605

Unit value, end of period $	17.55	15.54	15.22	13.13	10.36
Assets, end of period $	16,860,444	12,041,909	9,445,639	3,680,414	1,932,692
Investment income ratio*	7.42%	11.65%	14.80%	7.58%	11.96%
Total return, lowest to highest**	7.30% to 12.94%	2.08%	15.91%	18.51% to 26.78%	(10.62%) to (8.05%)

(bc) Renamed on May 3, 2010. Previously known as Strategic Income Trust.

	Sub-Account
	Strategic Income Opportunities Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (bc)	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	563,223	589,341	108,396	95,595	81,469
Units issued	36,625	81,421	538,916	36,242	26,789
Units redeemed	(184,045)	(107,539)	(57,971)	(23,441)	(12,663)

Units, end of period	415,803	563,223	589,341	108,396	95,595

Unit value, end of period $	23.68	20.98	20.56	17.74	14.01
Assets, end of period $	9,844,840	11,816,132	12,118,772	1,923,528	1,339,349
Investment income ratio*	6.76%	10.79%	25.85%	6.80%	10.96%
Total return, lowest to highest**	12.86%	2.03%	15.89%	26.64%	(8.61%)

(bc) Renamed on May 3, 2010. Previously known as Strategic Income Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Total Bond Market Trust B Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	628,220	559,251	433,370	206,469	135,088
Units issued	128,892	131,374	255,534	307,241	181,899
Units redeemed	(73,238)	(62,405)	(129,653)	(80,340)	(110,518)

Units, end of period	683,874	628,220	559,251	433,370	206,469

Unit value, end of period $	22.83	21.94	20.39	19.14	18.01
Assets, end of period $	15,613,623	13,780,224	11,401,249	8,296,145	3,718,773
Investment income ratio*	1.72%	4.60%	4.81%	7.91%	5.73%
Total return, lowest to highest**	2.03% to 4.08%	7.60%	6.49%	4.86% to 6.29%	3.41% to 5.79%

	Sub-Account
	Total Return Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	2,140,748	1,959,703	1,306,620	808,671	336,127
Units issued	1,128,711	833,426	1,045,361	741,672	585,903
Units redeemed	(423,260)	(652,381)	(392,278)	(243,723)	(113,359)

Units, end of period	2,846,199	2,140,748	1,959,703	1,306,620	808,671

Unit value, end of period $	17.57	16.18	15.57	14.46	12.71
Assets, end of period $	50,007,524	34,643,403	30,501,318	18,889,252	10,281,839
Investment income ratio*	2.25%	4.54%	2.59%	4.61%	5.66%
Total return, lowest to highest**	4.25% to 8.57%	3.97%	7.66%	8.24% to 13.71%	(0.76%) to 2.76%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Total Return Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	1,105,292	1,090,753	1,241,643	1,136,708	1,124,031
Units issued	67,938	203,549	195,711	482,319	304,957
Units redeemed	(242,721)	(189,010)	(346,601)	(377,384)	(292,280)

Units, end of period	930,509	1,105,292	1,090,753	1,241,643	1,136,708

Unit value, end of period $	29.26	26.97	25.95	24.11	21.22
Assets, end of period $	27,222,863	29,806,795	28,307,475	29,934,757	24,125,362
Investment income ratio*	1.96%	4.45%	2.33%	4.21%	4.77%
Total return, lowest to highest**	8.49%	3.91%	7.64%	13.60%	2.77%

	Sub-Account
	Total Stock Market Index Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	124,390	110,680	74,005	48,055	29,310
Units issued	55,059	27,612	51,185	44,020	35,873
Units redeemed	(30,165)	(13,902)	(14,510)	(18,070)	(17,128)

Units, end of period	149,284	124,390	110,680	74,005	48,055

Unit value, end of period $	53.59	46.38	46.23	39.42	30.58
Assets, end of period $	8,000,764	5,769,088	5,116,476	2,917,588	1,469,405
Investment income ratio*	1.66%	1.40%	1.61%	1.89%	1.99%
Total return, lowest to highest**	7.92% to 15.56%	0.33%	17.26%	25.14% to 33.63%	(37.15%) to (25.73%)

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Total Stock Market Index Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	412,500	447,547	545,943	526,762	537,176
Units issued	30,179	32,595	47,028	127,512	58,855
Units redeemed	(148,206)	(67,642)	(145,424)	(108,331)	(69,269)

Units, end of period	294,473	412,500	447,547	545,943	526,762

Unit value, end of period $	16.10	13.94	13.90	11.86	9.21
Assets, end of period $	4,742,165	5,751,039	6,222,405	6,476,527	4,849,169
Investment income ratio*	1.44%	1.23%	1.30%	1.71%	1.63%
Total return, lowest to highest**	15.50%	0.28%	17.19%	28.86%	(37.20%)

	Sub-Account
	Ultra Short Term Bond Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (ba)
Units, beginning of period	124,986	357	—
Units issued	101,634	157,399	357
Units redeemed	(61,660)	(32,770)	—

Units, end of period	164,960	124,986	357

Unit value, end of period $	10.07	10.00	9.99
Assets, end of period $	1,661,024	1,250,286	3,572
Investment income ratio*	1.38%	3.72%	2.70%
Total return, lowest to highest**	0.17% to 0.66%	0.09%	(0.06%)

(ba)	Reflects the period from commencement of operations on November 8, 2010 through December 31, 2010.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Ultra Short Term Bond Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (ba)
Units, beginning of period	20,477	3,012	—
Units issued	52,215	22,019	3,012
Units redeemed	(22,645)	(4,554)	—

Units, end of period	50,047	20,477	3,012

Unit value, end of period $	10.06	10.00	9.99
Assets, end of period $	503,383	204,864	30,098
Investment income ratio*	2.44%	3.11%	2.97%
Total return, lowest to highest**	0.54%	0.12%	(0.08%)

(ba) Reflects the period from commencement of operations on November 8, 2010 through December 31, 2010.

Sub-Account
U.S. Equity Trust Series 0
Year Ended Dec. 31/12 (i)
Units, beginning of period	—
Units issued	612,308
Units redeemed	(221,252)

Units, end of period	391,056

Unit value, end of period $	10.28
Assets, end of period $	4,020,480
Investment income ratio*	2.04%
Total return, lowest to highest**	2.81% to 6.03%

(i)	Reflects the period from commencement of operations on April 30, 2012 through December 31, 2012.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

Sub-Account
U.S. Equity Trust Series 1
Year Ended Dec. 31/12 (i)
Units, beginning of period	—
Units issued	1,560,925
Units redeemed	(213,652)

Units, end of period	1,347,273

Unit value, end of period $	10.28
Assets, end of period $	13,845,822
Investment income ratio*	2.03%
Total return, lowest to highest**	2.77%

(i) Reflects the period from commencement of operations on April 30, 2012 through December 31, 2012.

	Sub-Account
	Utilities Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	427,559	392,621	272,417	199,521	96,715
Units issued	176,724	248,983	202,937	129,421	136,730
Units redeemed	(167,407)	(214,045)	(82,733)	(56,525)	(33,924)

Units, end of period	436,876	427,559	392,621	272,417	199,521

Unit value, end of period $	21.97	19.33	18.10	15.88	11.89
Assets, end of period $	9,598,168	8,266,330	7,107,505	4,325,990	2,371,852
Investment income ratio*	3.81%	3.81%	2.76%	5.39%	3.88%
Total return, lowest to highest**	10.75% to 13.63%	6.80%	14.00%	28.79% to 33.58%	(38.50%) to (21.20%)

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Utilities Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	177,467	185,025	282,065	254,809	369,846
Units issued	100,368	119,340	96,970	151,731	349,679
Units redeemed	(91,560)	(126,898)	(194,010)	(124,475)	(464,716)

Units, end of period	186,275	177,467	185,025	282,065	254,809

Unit value, end of period $	27.50	24.19	22.68	19.91	14.88
Assets, end of period $	5,121,770	4,293,358	4,197,133	5,616,370	3,792,853
Investment income ratio*	4.11%	3.45%	2.17%	4.48%	3.19%
Total return, lowest to highest**	13.66%	6.65%	13.92%	33.77%	(38.65%)

	Sub-Account
	Value Trust Series 0
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	295,355	263,325	194,861	168,556	123,649
Units issued	135,714	142,842	108,328	78,215	99,852
Units redeemed	(76,721)	(110,812)	(39,864)	(51,910)	(54,945)

Units, end of period	354,348	295,355	263,325	194,861	168,556

Unit value, end of period $	18.25	15.53	15.37	12.57	8.90
Assets, end of period $	6,466,438	4,587,197	4,047,988	2,449,059	1,500,468
Investment income ratio*	0.96%	1.15%	1.20%	1.49%	1.26%
Total return, lowest to highest**	6.68% to 17.50%	1.03%	22.30%	33.21% to 45.49%	(40.84%) to (28.53%)

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Value Trust Series 1
	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Units, beginning of period	414,021	448,910	530,663	612,103	677,246
Units issued	16,584	18,172	22,525	28,918	25,260
Units redeemed	(71,418)	(53,061)	(104,278)	(110,358)	(90,403)

Units, end of period	359,187	414,021	448,910	530,663	612,103

Unit value, end of period $	39.15	33.34	33.02	27.01	19.14
Assets, end of period $	14,060,912	13,802,820	14,821,012	14,335,243	11,712,280
Investment income ratio*	0.80%	1.08%	0.99%	1.32%	1.08%
Total return, lowest to highest**	17.42%	0.98%	22.22%	41.18%	(40.87%)

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

(*)

These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.

(**)

These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio. There are no expenses of the Account that result in a direct reduction in unit values. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. When no range is given, the lowest and highest value are the same.

PART C
OTHER INFORMATION

Item 26. Exhibits

The following exhibits are filed as part of this Registration Statement:

(a) Resolution of Board of Directors establishing Separate Account A is incorporated by reference to post-effective amendment number 1, file number 333-157212, filed with the Commission in April 2010.

(b) Not applicable.

(c) (1) Distribution Agreement and Servicing Agreement between John Hancock Distributors and John Hancock Life Insurance Company (U.S.A.) dated February 17, 2009, incorporated by reference to pre-effective amendment number 1, file number 333-157212, filed with the Commission on April 7, 2009.

(2)(a) Specimen General Agent and Broker-Dealer Selling Agreement by and among John Hancock Life Insurance Company (U.S.A.) and John Hancock Distributors LLC effective August 2009, incorporated by reference to pre-effective amendment number 2, file number 333-157212, filed with the Commission in April 2011.

(b) List of third party broker-dealer firms included as Attachment A, incorporated by reference to post-effective amendment number 1, file number 333-179570, filed with the Commission in April 2013.

(d) (1) Form of Specimen Flexible Premium Variable Life Insurance Policy, incorporated by reference to post-effective amendment number 8, file number 333-85284 filed with the Commission on December 16, 2005 and form of Policy Endorsement dated 2009, incorporated by reference to post-effective amendment number 2, file number 333-152406, filed with the Commission in April 2010.

(2) Form of Specimen Supplementary Benefit Disability Benefit Rider Payment of Specified Premium in Event of Life Insured’s Total Disability as Defined and Limited Rider, incorporated by reference to post-effective amendment number 8, file number 333-85284, filed with the Commission on December 16, 2005.

(3) Form of Specimen Supplementary Benefit Acceleration of Life Insurance Death Benefit for Qualified Long Term Care Services Rider, incorporated by reference to post-effective amendment number 8, file number 333-85284, filed with the Commission on December 16, 2005.

(4) Form of Specimen Supplementary Benefit Residual Life Insurance Benefit and Continuation of Acceleration Rider, incorporated by reference to post-effective amendment number 8, file number 333-85284, filed with the Commission on December 16, 2005.

(5) Form of Specimen Supplementary Benefit Return of Premium Death Benefit Rider, incorporated by reference to post-effective amendment number 8, file number 333-85284, filed with the Commission on December 16, 2005.

(6) Form of Specimen Supplementary Benefit Cash Value Enhancement Rider, incorporated by reference to post-effective amendment number 8, file number 333-85284, filed with the Commission on December 16, 2005.

(7) Form of Specimen Supplementary Benefit Overloan Protection Rider, incorporated by reference to post-effective amendment number 8, file number 333-85284, filed with the Commission on December 16, 2005.

(8) Form of Specimen Supplementary Benefit Change of Life Insured Rider, incorporated by reference to post-effective amendment number 8, file number 333-85284, filed with the Commission on December 16, 2005.

(9) Form of Specimen Accelerated Benefit Rider, incorporated by reference to post-effective amendment number 8, file number 333-85284, filed with the Commission on December 16, 2005.

(e) Specimen Application for the Accumulation VUL Insurance Policy, incorporated by reference to post-effective amendment number 8, file number 333-85284, filed with the Commission on December 16, 2005.

(f) (1) Restated Articles of Redomestication of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 30, 1992, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(a) Amendment to the Articles of Redomestication of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(b) Amendment to the Articles of Redomestication effective January 1, 2005, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(c) Amended and Restated Articles of Redomestication and Articles of Incorporation of John Hancock Life Insurnace Company (U.S.A.) dated July 26, 2010, and further amended as of November 20, 2012, incorporated by reference to post-effective amendment number 1, file number 333-179570, filed with the Commission in April 2013.

(2) By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 2, 1992, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(a) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated June 7, 2000, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(b) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated March 12, 1999, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(c) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(d) Amended and Restated By-laws of John Hancock Life Insurance Company (U.S.A.) dated June 15, 2010, incorporated by reference to post-effective amendment number 1, file number 333-179570, filed with the Commission in April 2013.

(g) The Depositor maintains reinsurance arrangements in the normal course of business, none of which are material.

(h)(1) Participation Agreement among the Manufacturers Insurance Company (U.S.A.), the Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and John Hancock Trust dated April 20, 2005, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(3) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and M Financial Investment Advisers, Inc. dated November 13, 2009, incorporated by reference to file number 333-164150, filed with the Commission on January 4, 2010.

4) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(5) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(i) (1) Service Agreement between John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company dated April 28, 2004, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(j) Not applicable.

(k) Opinion and consent of counsel for John Hancock Life Insurance Company (U.S.A.), incorporated by reference to pre-effective amendment number 1, file number 333-100597, filed with the Commission on December 16, 2002.

(l) Not Applicable.

(m) Not Applicable.

(n) Consents of Independent Registered Public Accounting Firm are filed herewith.

(n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment to be filed pursuant to Rule 485(b), filed herewith.

(o) Not Applicable.

(p) Not Applicable.

(q) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the policies, incorporated by reference to pre-effective amendment number 1, file number 333-100597, filed with the Commission on December 16, 2002.

Powers of Attorney

(i) Powers of Attorney for Craig Bromley, Thomas Borshoff, Paul M. Connolly, Michael Doughty, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John Vrysen, incorporated by reference to post effective amendment number 1, file number 333-179570, filed with the Commission in April, 2013.

Item 27. Directors and Officers of the Depositor

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Name and Principal Business Address	Position with Depositor
Directors
Craig Bromley 601 Congress Street Boston, MA 02210	Director, Chairman and President
Thomas Borshoff 536 Stone Road Pittsford, NY 14534	Director
Paul M. Connolly 75 Indian Spring Road Milton, MA 02186	Director
Michael Doughty 197 Clarendon Street Boston, MA 02116	Director
Ruth Ann Fleming 205 Highland Avenue Short Hills, NJ 07078	Director
James D. Gallagher 601 Congress Street Boston, MA 02210	Director, Executive Vice President, General Counsel and Chief Administrative Officer
Scott S. Hartz 197 Clarendon Street Boston, MA 02116	Director, Executive Vice President and Chief Investment Officer
Rex Schlaybaugh, Jr. 400 Renaissance Center Detroit, MI 48243	Director
John G. Vrysen 601 Congress Street Boston, MA 02210	Director and Senior Vice President

Executive Vice Presidents
Marc Costantini*
Michael Doughty**
Steven Finch**	and Chief Financial Officer
James D. Gallagher*	and General Counsel & Chief Administrative Officer
Scott S. Hartz**	and Chief Investment Officer – US Investments
Hugh McHaffie*

Senior Vice Presidents
Kevin J. Cloherty*
Peter Gordon**
Allan Hackney*	and Chief Information Officer
Gregory Mack†
Steven Moore	and Treasurer
Sebastian Pariath	and Head of Operations
Diana L. Scott**
Alan R. Seghezzi**
Anthony Teta**
Brooks Tingle**
John G. Vrysen**

Vice Presidents

Name and Principal Business Address	Position with Depositor
Emanuel Alves*	Counsel and Corporate Secretary
John C.S. Anderson**
Roy V. Anderson*
Abigail M. Armstrong
Kevin Askew
James Bacharach
Arnold Bergman*
Ann Birle
Stephen J. Blewitt**
Alan Block
Robert Boyda*
Grant Buchanan
David Campbell
Bob Carroll**
Joseph Catalano*
Brian Collins*
Art Creel*
John J. Danello*
Anthony J. Della Piana**
Brent Dennis**
Robert Donahue*****
Edward Eng****
Paul Gallagher**
Ann Gencarella**
Richard Harris***	and Appointed Actuary
John Hatch*
Kevin Hill**
Eugene Xavier Hodge, Jr.**
James C. Hoodlet**
Roy Kapoor****
Mitchell Karman**	and Chief Compliance Officer & Counsel
Frank Knox*	and Chief Compliance Officer – Retail Funds/Separate
Accounts**
Hung Ko	Vice President, Treasury
David Kroach***
Cynthia Lacasse**
Denise Lang***
Robert Leach*
Scott Lively*
Cheryl Mallett****
Nathaniel I. Margolis**
John Maynard*
Janis K. McDonough**
Scott A. McFetridge**
William McPadden**
Maureen Milet**	and Chief Compliance Officer – Investments
Peter J. Mongeau**
Scott Morin*
Tom Mullen*
Scott Navin**
Betty Ng***
Nina Nicolosi*
James O’Brien
Frank O’Neill*
Daragh O’Sullivan
Jacques Ouimet**
Gary M. Pelletier**
David Plumb*
Tracey Polsgrove

Name and Principal Business Address	Position with Depositor
Krishna Ramdial****	Vice President, Treasury
S. Mark Ray**
Jill Rebman***
George Revoir*
Mark Rizza*
Andrew Ross****
Lisa Anne Ryan
Thomas Samoluk*
Martin Sheerin*
Gordon Shone*
Rob Stanley*
Yiji S. Starr*
Christopher Sutherland
Tony Todisco*****
Simonetta Vendittelli*****	and Controller
Peter de Vries†††
Linda A. Watters*
Joseph P. Welch**
Jeffery Whitehead*
Brent Wilkinson
Henry Wong**

Assistant Vice Presidents
Joanne Adkins
Stacey Agretelis
Patricia L. Allison
Eynshteyn Averbukh
William Ball
Michael Barnes
Jack Barry
Naomi S. Bazak
P.J. Beltramini
William D. Bertrand
Jon Bourgault
Daniel C. Budde
Jennifer Toone Campanella
Suzanne Cartledge
Tabitha Chinniah
Sean Cochrane
Catherine Collins
Thomas Corrigan
Thomas D. Crohan
Diane Cronin
Paul M. Crowley
Jaime Hertel Dasque
Lorn C. Davis
Todd D. Emmel
Allan M. Fen
Paul A. Fishbin
Michael A. Foreman
Arthur Francis
Donna Frankel
Philip W. Freiberger
Scott B. Garfield
John M. Garrison
Keith Gendron
William A. Gottlieb
Gerald C. Hanrahan, Jr.
Teresa S. Hayes

Name and Principal Business Address	Position with Depositor
Charles Whitney Hill
Tina Joseph
Recep C. Kendircioglu
Robert J. Keough
Bruce Kinna
Patty Kisielis
Sally Kwan
Brigitte Labreche
Mei-Ling Lee
Thomas Loftus
Jennifer Lynn
Timothy J. Malik
Robert Maulden
Kathleen E. McDonough
Reid W. McLay
Pamela Memishian
John P. Monahan
Jeffrey H. Nataupsky
Geoffrey Norris
John O’Connor
Jeffrey Packard
E. David Pemsteim
Charlie Philbrook	and Chief Risk Officer
David Pickett
Michael A. Pirrello
Malcolm Pittman
Sonya Prear
David P. Previte
Peta-Gaye Prinn
Malcolm Quinn
Hilary Quosai
John Retsos
Kathryn Riley
Josephine M. Rollka
Timothy A. Roseen
Louise Santosuosso
Eileen Schindler	and Chief Accountant
Michael L. Short
Susan Simi
Debbie Stickland
Maura Swan
Joan Marie Uzdavinis
Hang T. Vu
John Wallace
Sean A. Williams
Sameh Youssef
Paolo Zadra

*Principal Business Office is 601 Congress Street, Boston, MA 02210

**Principal Business Office is 197 Clarendon Street, Boston, MA 02116

***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

*****Principal Business Office is 380 Stuart Street, Boston, MA 02116

†Principal Business is 6400 Sheridan Drive, Williamsville, NY 14221

††Principal Business is 2001 Butterfield Road, Downers Grove, Illinois 60515

†††Principal Business is 200 Berkeley Street, Boston, MA 02116

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The Registrant is a separate account of the Depositor operating as a unit investment trust. The Registrant supports benefits payable under the Depositor’s variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Variable Insurance Trust (formerly, John Hancock Trust) and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.

As of the effective date of the registration statement, the Company and its affiliates are controlled by Manulife Financial Corporation.

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2012

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
John Hancock Reassurance Company Ltd. (Bermuda)
NAL Resources Management Limited (Canada)
Manulife Bank of Canada (Canada)
Manulife Canada Ltd. (Canada)
First North American Insurance Company (Canada)
FNA Financial Inc. (Canada)
Manulife Asset Management Limited (Ontario)
EIS Services (Bermuda) Limited (Bermuda)
Regional Power Inc. (Canada)
83.5%
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Holdings Limited (England)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
PT Asuransi Jiwa Manulife Indonesia (1) (Indonesia)
95%
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
95.1%
99.9999%
Manulife Asset Management (Thailand) Company Limited (Thailand)
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manulife Asset Management (Japan) Limited (Japan)
Manulife Investments Japan Limited
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (International) Limited (Bermuda)
51%
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Ltd. (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
Manulife Holdings Berhad* (Malaysia)
59.45%
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management Services Berhad (Malaysia)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
35.19%
John Hancock Investment Management Services, LLC (2) (Delaware)
54.29%
4.76%
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
The Berkeley Financial Group, LLC (Delaware)
John Hancock Advisers, LLC (Delaware)
John Hancock Funds, LLC (Delaware)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
John Hancock Insurance Agency, Inc. (Delaware)
Indirect Control
Direct Control

(1) The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company

(2) The remaining 4.76% equity of John Hancock Investment Management Services, LLC is held by John Hancock Retirement Plan Services LLC

This chart displays voting shares. All entities are 100% controlled unless otherwise indicated.

Item 29. Indemnification

The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC (“JH Distributors”) and various broker-dealers may provide that the selling broker-dealer indemnify and hold harmless JH Distributors and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

(a) Set forth below is information concerning other investment companies for which JH Distributors, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account J	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account K	Principal Underwriter

Name of Investment Company	Capacity in Which Acting
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter

(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JH Distributors and the following comprise the Board of Managers and Officers of JH Distributors.

Name	Title
Michael Doughty**	Chairman, Director
Edward Eng***	Director, Vice President, Product Development Retirement Plan Services
Steven Finch*	Director
Al Seghezzi**	Director
Christopher Walker***	Director, Vice President, Investments
Karen Walsh*	Director
Emanuel Alves*	Secretary
Steven Moore****	Senior Vice President, Treasurer
Brian Collins*	Vice President, US Taxation
Kris Ramdial****	Vice President, Treasury
Jeffrey H. Long*	Chief Financial Officer and Financial Operations Principal
Kathleen Petit**	Chief Compliance Officer

*Principal Business Office is 601 Congress Street, Boston, MA 02210

**Principal Business Office is 197 Clarendon Street, Boston, MA 02116

***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

(c) John Hancock Distributors LLC

The information contained in the section titled “Principal Underwriter and Distributor” in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to Item 31.(c)(2-5).

Item 31. Location of Accounts and Records

The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, John Hancock Place, Boston, Massachusetts 02117, serves as Registrant’s distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. John Hancock Life Insurance Company (U.S.A.) (at the same address), in its capacity as Registrant’s depositor keeps all other records required by Section 31 (a) of the Act.

Item 32. Management Services

All management services contracts are discussed in Part A or Part B.

Item 33. Fee Representation

Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

John Hancock Life Insurance Company (U.S.A.) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this amendment to the Registration Statement to be signed on its behalf in the City of Boston, Commonwealth of Massachusetts, as of the 23rd day of April, 2013.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

(Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By: /s/ Craig Bromley

Criag Bromley

Principal Executive Officer

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(Depositor)

By: /s/ Craig Bromley

Craig Bromley

Principal Executive Officer

Signatures

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated as of the 23rd day of April, 2013.

Signatures	Title
/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President and Controller

/s/ Steven Finch Steven Finch	Executive Vice President and Chief Financial Officer

* Craig Bromley	Director

* Thomas Borshoff	Director

* Paul M. Connolly	Director

* Ruth Ann Fleming	Director

* Michael Doughty	Director

* James D. Gallagher	Director

* Scott S. Hartz	Director

* Rex E. Schlaybaugh, Jr.	Director

* John G. Vrysen	Director

/s/James C. Hoodlet James C. Hoodlet
*Pursuant to Power of Attorney

April, 2013

This disclosure is distributed to policy owners of variable life insurance policies issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) and offering interests in John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Account” or “Separate Account”). Certain of the investment options described in this disclosure may not be available to you under your policy. You may contact the John Hancock USA Service Office for more information at 1-800-827-4546 or write to us at 197 Clarendon Streeet, Boston, MA 02117. For Majestic and COLI products, you may contact us at 1-800-521-1234 or write to us at the above address.

Certain of the investment options listed below are offered under variable life insurance policies bearing the following titles: VUL Accumulator, EPVUL, VUL Protector, Accumulation VUL, Majestic Performance VUL, Survivorship VUL, SPVL, and Protection VUL (“policies”).

500 Index
500 Index B
Active Bond
All Cap Core
All Cap Value
Alpha Opportunities
American Asset Allocation
American Global Growth
American Growth
American Growth-Income
American International
American New World
Blue Chip Growth
Bond
Capital Appreciation
Capital Appreciation Value
Core Allocation Plus
Core Bond
Core Strategy
Disciplined Diversification
Emerging Markets Value
Equity-Income
Financial Services
Franklin Templeton Founding Allocation
Fundamental All Cap Core
Fundamental Holdings
Fundamental Large Cap Value
Fundamental Value
Global
Global Bond
Global Diversification
Health Sciences
High Yield
International Core
International Equity Index B
International Growth Stock
International Small Company
International Value
Investment Quality Bond
Lifestyle Aggressive
Lifestyle Balanced
Lifestyle Conservative
Lifestyle Growth
Lifestyle Moderate
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market
Money Market B
Natural Resources
PIMCO VIT All Asset
Real Estate Securities
Real Return Bond
Science & Technology
Short Term Government Income
Small Cap Growth
Small Cap Index
Small Cap Opportunities
Small Cap Value
Small Company Value
Smaller Company Growth
Strategic Income Opportunities
Total Bond Market B
Total Return
Total Stock Market Index
Ultra Short Term Bond
U.S. Equity
Utilities
Value
M Capital Appreciation
M International Equity
M Large Cap Growth
M Large Cap Value

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Market timing and disruptive trading risks

The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.

Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.

To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:

(i) restricting the number of transfers made during a defined period,

(ii) restricting the dollar amount of transfers,

(iii) restricting transfers into and out of certain investment accounts,

(iv) restricting the method used to submit transfers, and

(v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.

While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.

Total annual portfolio operating expenses

The following table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through the Accumulation VUL, Survivorship VUL, Protection VUL and Majestic Peformance VUL policies, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please refer to the prospectus for the underlying portfolio.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.49%	1.63%

1 Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.54%, respectively.

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The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through VUL Accumulator, EPVUL, VUL Protector, SPVL, and Survivorship VUL, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.54%	1.63%

1 Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.30% and 1.54%, respectively.

Table of Investment Options and Investment Subadvisers

Please note that certain of the investment options described in this table may not be available to you under your policy.

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) or M Fund, Inc. (the “M Fund”)), and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolio.

The JHVIT, the PIMCO Trust, and the M Fund are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International, American New World, Fundamental Holdings and Global Diversification portfolios invests in shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World portfolios (“American Portfolios”) operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the American Portfolios of the Trust for the marketing support services it provides.

The M Capital Appreciation, M International Equity, M Large Cap Growth and M Large Cap Value portfolios are series of the M Fund, an open-end management investment company registered under the 1940 Act. The assets of these subaccounts are invested in the corresponding portfolios of the M Fund. M Financial Investment Advisers, Inc. (“M Financial”) is the investment adviser for all portfolios of the M Fund. The entities shown in the table below as “Portfolio Managers” of the M Fund portfolios are sub-investment advisers selected by M Financial and are the entities that manage the portfolio’s assets.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our

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affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the prospectus for the underlying portfolio.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies, the portfolio managers (engaged by JHIMS, M Financial or PIMCO) and the investment objective for the portfolio are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective
500 Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
500 Index B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	Declaration Management & Research LLC; and John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments. The portfolio seeks to invest its assets in debt securities and instruments with an average duration of between 4 to 6 years; however, there is no limit on the portfolio’s average maturity.
All Cap Core	QS Investors, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks and other equity securities within all asset classes (small, medium and large-capitalization) of those included in the Russell 3000 Index.*
All Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio primarily purchases equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued.
Alpha Opportunities	Wellington Management Company, LLP	To seek long-term total return. The portfolio employs a “multiple sleeve structure,” which means the portfolio has several components that are managed separately in different styles. The portfolio seeks to obtain its objective by combining these different component styles in a single portfolio.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term. The portfolio invests all of its assets in Class 1 shares of its master fund, the Asset Allocation Fund, a series of the American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.

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Portfolio	Portfolio Manager	Investment Objective
American Blue Chip Income and Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing. The portfolio invests all of its assets in Class 1 shares of its master fund, the Blue Chip Income and Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in dividend-paying common stocks of larger, more established companies domiciled in the U.S. with market capitalizations of $4 billion and above.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Global Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies located around the world that the adviser believes have potential for growth.
American Global Small Capitalization	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Global Small Capitalization Fund, a series of the American Funds Insurance Series. Under normal market conditions, the master fund invests primarily in stocks of smaller companies located around the world.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The master fund may also invest a portion of its assets in common stocks and other securities of issuers domiciled outside the U.S.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital and income. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth-Income Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. Although the master fund focuses on investments in medium to large-capitalization companies, the master fund’s investments are not limited to a particular capitalization size.
American High-Income Bond	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide a high level of current income and, secondarily, capital appreciation. The portfolio invests all of its assets in Class 1 shares of its master fund, the High-Income Bond Fund, a series of the American Funds Insurance Series. The master fund invests primarily in higher yielding and generally lower quality debt securities rated Ba1 or below or BB+ or below by NRSROs or unrated but determined to be of equivalent quality, including corporate loan obligations. Such securities are sometimes referred to as “junk bonds.” The portfolio may also invest a portion of its assets in securities of issuers domiciled outside the U.S.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the International Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies located outside the U.S. that the adviser believes have the potential for growth. The master fund may invest a portion of its assets in common stocks and other securities of companies in emerging market countries.
American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek long-term capital appreciation. The portfolio invests all of its assets in Class 1 shares of its master fund, the New World Fund, a series of the American Funds Insurance Series. The master fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that the adviser believes have potential of providing capital appreciation. The master fund may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large and medium-sized blue chip growth companies.
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Portfolio	Portfolio Manager	Investment Objective
Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with prudent investment risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of bonds. These may include, but are not limited to, corporate bonds and debentures, as well as U.S. government and agency securities.
Capital Appreciation	Jennison Associates LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that, at the time of investment, exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium to large-capitalization companies.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, bank loans (which represent an interest in amounts owed by a borrower to a syndicate of lenders), foreign securities, futures and options. The portfolio may invest up to 20% of its total assets in foreign securities.
Core Allocation Plus	Wellington Management Company, LLP	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed-income securities of issuers located within and outside the U.S. The portfolio allocates its assets between fixed-income securities, which may include investment-grade and below investment-grade debt securities with maturities that range from short to longer term, and equity securities based upon the subadviser’s targeted asset mix, which may change over time. Under normal market conditions, the targeted asset mix may range between 75%-50% equity instruments and 50%-25% fixed-income instruments and will generally reflect the subadviser’s long-term, strategic asset allocation analysis.
Core Bond	Wells Capital Management, Incorporated	To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.
Core Strategy	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in other portfolios of JHVIT and other investment companies (including exchange traded funds) as well as other types of investments. The portfolio invests approximately 70% of its total assets in equity securities and underlying funds that invest primarily in equity securities, and approximately 30% of its total assets in fixed-income securities and underlying funds that invest primarily in fixed-income securities.
Disciplined Diversification	Dimensional Fund Advisors LP	To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:
Target Allocation Range of Allocation
Equity Securities: 70% 65% – 75%
Fixed-Income Securities: 30% 25% – 35%
Emerging Markets Value	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the subadviser.
Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.
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Portfolio	Portfolio Manager	Investment Objective
Financial Services	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services, and the portfolio invests primarily in common stocks of financial services companies.
Franklin Templeton Founding Allocation	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. The portfolio invests in other funds and in other investment companies, as well as other types of investments. The portfolio currently invests primarily in three underlying funds: Global Fund, Income Fund and Mutual Shares Fund.
Fundamental All Cap Core	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. Market capitalizations of these companies will span the capitalization spectrum. Equity securities include common, convertible, and preferred securities and their equivalents.
Fundamental Holdings	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies as well as other types of investments. Underlying funds may include other JHVIT funds and funds of the American Funds Insurance Series. However, the portfolio is authorized to invest without limitation in other underlying funds and in other types of investments.
Fundamental Large Cap Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in equity securities of large-capitalization companies. The portfolio considers large-capitalization companies to be those that at the time of purchase have a market capitalization equal to or greater than that of the top 80% of the companies that comprise the Russell 1000 Index.*
Fundamental Value	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.
Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.
Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed-income instruments may be denominated in foreign currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Global Diversification	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies as well as other types of investments. Underlying funds may include other JHVIT funds and funds of American Fund Insurance Series. The portfolio is authorized to invest without limitation in other underlying funds. Under normal market conditions, the portfolio intends to invest a portion of its assets in funds that invest primarily in foreign securities or in foreign securities directly.
Health Sciences	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences. While the portfolio may invest in companies of any size, the majority of its assets are expected to be invested in large and medium-capitalization companies.
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Portfolio	Portfolio Manager	Investment Objective
High Yield	Western Asset Management Company	To seek to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities. The portfolio’s investments may include corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities that have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):
Rating Agency
Moody’s: Ba through C
S&P’s: BB through D
International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S.
International Equity Index A	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depositary Receipts or Global Depositary Receipts representing such securities.
International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depositary Receipts or Global Depositary Receipts representing such securities.
International Opportunities	Marsico Capital Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in an unlimited number of companies of any size throughout the world. The portfolio invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies economically tied to emerging markets. Some issuers of securities in the portfolio may be based in or economically tied to the U.S.
International Small Company	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small capitalization companies in the particular markets in which the portfolio invests. The portfolio primarily invests in a broad and diverse group of equity securities of non-U.S. small companies of developed markets, but may also hold equity securities of companies located in emerging markets.
International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests primarily in equity securities of companies located outside the U.S., including in emerging markets.
Investment Quality Bond	Wellington Management Company, LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment-grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. Government bonds with intermediate to longer-term maturities.
Lifestyle Aggressive	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is not a consideration. The portfolio normally invests approximately 100% of its assets in underlying funds that invest primarily in equity securities.
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Portfolio	Portfolio Manager	Investment Objective
Lifestyle Balanced	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio normally invests approximately 50% of its assets in underlying funds that invest primarily in equity securities and approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities.
Lifestyle Conservative	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a high level of current income with some consideration given to growth of capital. The portfolio normally invests approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 20% in underlying funds that invest primarily in equity securities.
Lifestyle Growth	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio normally invests approximately 70% of its assets in underlying funds that invest primarily in equity securities and approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities.
Lifestyle Moderate	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio normally invests approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 40% in underlying funds that invest primarily in equity securities.
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P MidCap 400 Index* and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell Midcap Index* or the S&P MidCap 400 Index.*
Mid Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the Russell Midcap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.
Money Market	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar-denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Money Market B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar-denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Natural Resources	Wellington Management Company, LLP	To seek long-term total return. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.
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Portfolio	Portfolio Manager	Investment Objective
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio is a fund of funds and normally invests substantially all of its assets in Institutional Class shares of underlying PIMCO funds.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.
Real Return Bond	Pacific Investment Management Company LLC	To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. Governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.
Science & Technology	RCM Capital Management LLC; and T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity-linked notes and derivatives relating to common stocks, such as options on equity-linked notes.
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. Under normal market conditions, the portfolio invests at least 80% of its net assets in obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Under normal circumstances, the portfolio’s effective duration is no more than 3 years.
Small Cap Growth	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Russell 2000 Index* and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek long-term capital appreciation. Under normal market conditions, Invesco Advisers, Inc. invests at least 80% of its subadvised net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. Dimensional Fund Advisors LP generally invests its subadvised net assets in a broad and diverse group of common stocks of small and medium-capitalization companies traded on a U.S. national securities exchange or on the over-the-counter market that Dimensional Fund Advisors LP determines to be value stocks at the time of purchase.
Small Cap Value	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
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Portfolio	Portfolio Manager	Investment Objective
Small Company Value	T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.
Smaller Company Growth	Frontier Capital Management Company, LLC; Perimeter Capital Management; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its assets in small-capitalization equity securities.
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income. Under normal market conditions, the portfolio invests primarily in the following types of securities: non-U.S. government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities, and domestic high-yield bonds. The portfolio may also invest in preferred stock and other types of debt securities.
Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Barclays Capital U.S. Aggregate Bond Index** (which represents the U.S. investment-grade bond market). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities listed in the Barclays Capital U.S. Aggregate Bond Index.
Total Return	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Wilshire 5000 Total Market Index* and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadviser believes as a group will behave in a manner similar to the index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with the maintenance of liquidity and the preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets in a diversified portfolio of domestic, investment-grade, debt securities. Debt securities may be issued by governments, companies or special purpose entities and may include notes, discount notes, bonds, debentures, commercial paper, repurchase agreements, mortgage-backed and other asset-backed securities and assignments, participations and other interests in bank loans. The portfolio may also invest in cash and cash equivalents.
U.S. Equity	Grantham, Mayo, Van Otterloo & Co. LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. To achieve the objective, the portfolio will be invested in equity investments that the subadviser believes will provide higher returns than the Russell 3000 Index.*
Utilities	Massachusetts Financial Services Company	To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. The subadviser considers a company to be in the utilities industry if, at the time of investment, the subadviser determines that a substantial portion (i.e., at least 50%) of the company’s assets or revenues are derived from one or more utilities.
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Portfolio	Portfolio Manager	Investment Objective
Value	Invesco Advisers, Inc.	To seek to realize an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell Midcap Value Index.*
M Business Opportunity Value (a series of M Fund, Inc.)	Iridian Asset Management LLC	To seek long-term capital appreciation through investment primarily in equity securities of U.S. issuers in the large-capitalization segment of the U.S. stock market.
M Capital Appreciation (a series of M Fund, Inc.)	Frontier Capital Management Company, LLC	To seek maximum capital appreciation through investment in common stocks of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations consistent with the capitalizations of those companies found in the Russell 2500 Index.*
M International Equity (a series of M Fund, Inc.)	Northern Cross, LLC	To seek long-term capital appreciation through investment in equity securities of foreign issuers, including common stocks, and securities that are convertible into common stocks.
M Large Cap Growth (a series of M Fund, Inc.)	DSM Capital Partners LLC	To seek long-term capital appreciation through investment mainly in common stocks of U.S. companies that the portfolio manager believes have strong earnings-growth potential.

*Wilshire 5000 Total Market Index® is a trademark of Wilshire Associates. MSCI All Country World Excluding U.S. Index is a trademark of Morgan Stanley & Co. Incorporated. Russell 1000,® Russell 2000,® Russell 2500,® Russell 3000,® Russell Midcap,® and Russell Midcap Value® are trademarks of Frank Russell Company. S&P MidCap 400,® and S&P SmallCap 600® are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indices referred to in the portfolio objectives track companies having the approximate market capitalization, as of February 28, 2013 (except as otherwise indicated), set out below:

MSCI All Country World Ex US Index — $676 million to $215.6 billion
Russell 1000 Index — minimum of $315 million
Russell 2000 Index — less than $1 million to $6.1 billion
Russell 2500 Index (as of March 31, 2013) — $11 billion
Russell 3000 Index — less than $1 million to $414.5 billion
Russell Midcap Index — $315 million to $42 billion
Russell Midcap Value Index — $315 million to $42 billion
S&P MidCap 400 Index — $322 million to $16.2 billion
S&P SmallCap 600 Index — $4 billion
Wilshire 5000 Total Market Index — less than $1 million to $415.2 billion

**The U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-enominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS, and CMBS.

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are

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incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.) In addition, if your policy offers a Long-Term Care Rider, and you have elected it, the rider’s benefits generally will be excludable from gross income under the Internal Revenue Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Internal Revenue Code. The riders are intended to meet these standards. If you have elected a Long-Term Care Rider, we caution you that there is a significant risk that ownership by anyone other than the person insured by the policy will cause adverse tax consequences. If the owner of the policy is not the insured person, benefit payments may be included in the owner’s income, and the death benefit may be part of the insured person’s estate for purposes of the Federal estate tax. A policy with a Long-Term Care Rider should not be purchased by or transferred to a person other than the insured person unless you have carefully reviewed the tax implications with your tax adviser.

Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

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Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership. If your policy offers a Long-Term Care Rider, and if you have elected it, deductions from policy value to pay the rider charges will reduce your investment in the contract, but will not be included in income even if you have recovered all of your investment in the contract.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Separate Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.

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We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

  First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
  Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
  Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
  is made on or after the date on which the policy owner attains age 59½;
  is attributable to the policy owner becoming disabled; or
  is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued.

If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce

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the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

16

In addition to the disclosure contained herein, John Hancock USA has filed with the SEC a prospectus and a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements of John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Servicing Office. You should also contact the John Hancock USA Servicing Office to request any other information about your policy or to make any inquiries about its operation.

Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

SUPPLEMENT DATED APRIL 29, 2013

TO

PROSPECTUSES DATED APRIL 29, 2013 OR LATER

This Supplement is to be distributed with certain prospectuses dated April 29, 2013 or later for variable life insurance policies of John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York.

The prospectuses involved bear the title “Protection Variable Universal Life,” “Accumulation Variable Universal Life,” “Corporate VUL,” “Medallion Variable Universal Life Plus,” “Medallion Variable Universal Life Edge,” “Medallion Variable Universal Life Edge II,” “Medallion Executive Variable Life,” “Medallion Executive Variable Life II,” “Medallion Executive Variable Life III,” “Performance Executive Variable Life,” “Variable Estate Protection,” “Variable Estate Protection Plus,” “Variable Estate Protection Edge,” “Performance Survivorship Variable Universal Life” and “Survivorship Variable Universal Life.” We refer to these prospectuses as the “Product Prospectuses.”

This supplement will be used only with policies sold through the product prospectuses and through registered representatives affiliated with the M Financial Group.

This Supplement is accompanied with a current prospectus for the M Fund, Inc. that contains detailed information about the funds. Be sure to read that prospectus before selecting any of the four additional variable investment options/investment accounts.

AMENDMENT TO PRODUCT PROSPECTUSES

The table on the cover page of each product prospectus is amended to include the following four additional variable investment options/investment accounts:

M Capital Appreciation

M International Equity

M Large Cap Growth

M Large Cap Value

VL M SUPP (4/2013)